                                                                                                          File No. 33-24962
                                                                                           Investment Company No.  811-5186

                          As filed with the Securities and Exchange Commission on April 25, 2003
                          ----------------------------------------------------------------------

                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         FORM N-1A

                                  Registration Statement under The Securities Act of 1933

                                              Post-Effective Amendment No. 47

                              Registration Statement under The Investment Company Act of 1940

                                                     Amendment No. 49

                                                  AMERICAN SKANDIA TRUST

                                    (Exact Name of Registrant as Specified in Charter)

                                      One Corporate Drive, Shelton, Connecticut 06484
                                      -----------------------------------------------

                                    (Address of Principal Executive Offices) (Zip Code)

                                                      (203) 926-1888
                                                      --------------
                                   (Registrant's Telephone Number, Including Area Code)

                                           EDWARD P. MACDONALD, ESQ., SECRETARY
                                                  AMERICAN SKANDIA TRUST
                                      ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                      -----------------------------------------------

                                          (Name and Address of Agent for Service)

                                                        Copies to:

                                                  ROBERT K. FULTON, ESQ.
                                            STRADLEY RONON STEVENS & YOUNG, LLP
                                   2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           _____    on ______ pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           X____   on May 1, 2003 pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on _____ pursuant to paragraph (a)(2) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                       Shares of Beneficial Interest of the Various Series of American Skandia Trust
                                          (Title of Securities Being Registered)

PROSPECTUS                                                                                            May 1, 2003

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  41  separate  portfolios
("Portfolios"):

AST Strong International Equity Portfolio
AST William Blair International Growth Portfolio
AST American Century International Growth Portfolio
AST DeAM International Equity Portfolio
AST MFS Global Equity Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST DeAM Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST DeAM Large-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Capital Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST DeAM Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not  described in this  Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the  Securities and Exchange  Commission  permitting  its Investment  Manager,  subject to approval by its Board of  Trustees,  to change  sub-advisors  of each  Portfolio  without  shareholder  approval.  For more information, please see this Prospectus under "Management of the Trust."

                                                     TABLE OF CONTENTS
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Caption                                                                                                        Page
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                                                    Risk/Return Summary

         American  Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios  (the  "Portfolios").  The
Portfolios  are designed to provide a wide range of investment  options.  Each  Portfolio has its own  investment  goal and style  (and,  as a  result,  its own  level  of  risk).  Some of the  Portfolios  offer  potential  for high  returns  with correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk. It is possible to lose money when investing even in the most  conservative  of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights the investment  strategies and risks of each Portfolio.
Additional  information  about each  Portfolio's  potential  investments and its risks is included in this Prospectus under
"Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Strong International Equity   Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies.

William Blair                 Long-term capital growth       The Portfolio invests primarily in equity securities of
International Growth                                         foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

DeAM International Equity     Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies represented in the MSCI EAFE(R)Index.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST Strong  International  Equity Portfolio  (formerly,  the AST AIM International Equity Portfolio) will invest, under normal  circumstances,  at least 80% of the  value of its  assets in equity  securities.  The  Portfolio  seeks to meet its investment  objective by investing its total assets in a diversified  portfolio of equity  securities of companies  located or operating in developed  non-U.S.  countries and emerging markets of the world. The equity  securities will ordinarily be traded on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market in the country where the issuer is principally  based,  but may also be traded in other countries  including the United States.  The Sub-advisor intends to focus on companies with an  above-average  potential for long-term  growth and attractive  relative  valuations.
The Sub-advisor  selects  companies  based on five key factors:  growth,  valuation,  management,  risk, and sentiment.  In addition,  the Sub-advisor looks for companies with the following  characteristics:  (1) a  distinguishable  franchise on a local,  regional or global basis;  (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth;  (3)  prudent  financial  and  accounting  policies;  and (4) an  ability  to  capitalize  on a  changing  business environment.

The Portfolio will normally  allocate assets among a variety of countries,  regions and industry  sectors,  investing in at least five countries  outside of the United  States.  In selecting  countries,  the  Sub-advisor  considers such factors as economic growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity.  The
Portfolio  may invest up to 40% of its total assets in any one country and up to 25% of its total assets in  securities  of issuers located and operating primarily in emerging market countries.

The AST William Blair  International  Growth  Portfolio  (formerly,  the AST Janus Overseas Growth  Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in securities of issuers that are  economically  tied to countries  other than the United  States.  Equity  securities  include  common stocks,  preferred  stocks,  warrants and securities  convertible  into or exchangeable for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide  basis in  companies  and  organizations  of any size,  regardless  of country of  organization  or place of principal  business  activity.  The  Portfolio  normally  invests  primarily  in  securities  of issuers from at least five different  countries,  excluding the United  States.  Although the  Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United  States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally  takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with earnings  growth  potential  that may not be  recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio, securities  are  generally  selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to achieve its  investment  objective  by investing primarily in equity  securities  of  international  companies  that the  Sub-advisor  believes  will increase in value over time. The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes that, in addition to locating strong companies with  accelerating  earnings,  the allocation of assets among  different  countries  and regions also is an important  factor in managing an  international  portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political  conditions,  expected inflation rates,  currency  exchange  fluctuations  and tax  considerations.  Under normal  conditions,  the Portfolio will invest at least 65% of its assets in equity  securities  of  issuers  from at least  three  countries  outside of the United  States.
While the Portfolio's focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing countries.

The AST DeAM  International  Equity Portfolio  (formerly,  the AST Founders Passport  Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its  assets  in  equity  securities.  The  Portfolio  pursues  its  investment objective by primarily  investing in the equity  securities of companies in developed  countries  outside the United States that are  represented  in the MSCI  EAFE(R)Index.  The MSCI EAFE(R)Index  tracks  stocks in  Australia,  Austria,  Belgium,
Denmark,  Finland,  France,  Germany, Hong Kong, Ireland,  Italy, Japan, the Netherlands,  New Zealand,  Norway,  Portugal,
Singapore,  Spain,  Sweden,  Switzerland and the United Kingdom.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio  of equity  securities  which  approximates  the market risk of those  stocks  included in the MSCI
EAFE(R)Index,  but which  outperforms the MSCI EAFE(R)Index through active stock  selection.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation may be higher.  For purposes of this  Portfolio,  the  strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a particular index,  in this case the MSCI  EAFE(R)Index,  while  improving  upon the  return of the same  index  through  active  stock selection, is called a "managed alpha" strategy.

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection  while  attempting to maintain a similar level of average market  capitalization  and regional and industry  exposure as the MSCI EAFE(R)Index.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a stock,  including  earnings  growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are cash flow growth as well as earnings and price momentum.  The  Sub-advisor  generally  takes a "bottom up" approach to building the  Portfolio,  searching for  individual companies that demonstrate the best potential for significant return.

The AST MFS  Global  Equity  Portfolio  invests,  under  normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The  Portfolio  will invest in the  securities  of issuers  located in the U.S. and foreign  countries
(including issuers in developing countries).

The  Portfolio  focuses on  companies  that the  Sub-advisor  believes  have  favorable  growth  prospects  and  attractive valuations  based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively  large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments  may include  securities  traded in the  over-the-counter  markets,  rather than on securities  exchanges.  The
Sub-advisor  uses a "bottom  up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o        All five of the  international  and global  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities  markets generally.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        The level of risk of the international  portfolios will generally be higher than the level of risk associated with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations  in currency  exchange  rates,  less liquid and more volatile  securities  markets,  unstable political and economic  structures,  reduced  availability of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  The level of risk of the AST MFS Global  Equity  Portfolio,  as a global fund that  invests in both U.S. and foreign  securities,  may be lower than that of many international  funds but higher than that of many domestic equity funds.  While none of the  international  and global  portfolios  invest primarily in companies  located in developing countries,  each may invest in those companies to some degree,  and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Federated Aggressive Growth    Capital growth                The Portfolio invests primarily in the stocks of small
                                                             companies that are traded on national securities exchanges,
                                                             NASDAQ stock exchange and the over-the-counter market.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of small
Value                                                        capitalization companies that are believed to be undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

DeAM Small-Cap Value           Maximum capital growth        The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000(R)Value
                                                             Index.

Goldman Sachs Mid-Cap Growth   Long-term capital growth      The Portfolio invests primarily in equity securities of
                                                             medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies.

Alger All-Cap Growth          Long-term capital growth     The Portfolio invests primarily in common and preferred
                                                           stocks.

Gabelli All-Cap Value         Capital Growth               The Portfolio invests primarily in readily marketable equity securities.

T. Rowe Price Natural         Long-term capital growth     The Portfolio invests primarily in common stocks of companies
Resources                                                  that own or develop natural resources and other basic
                                                           commodities.

Alliance Growth               Long-term capital growth     The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                    Long-term capital growth     The Portfolio invests primarily in common stocks and related
                              and future income            securities.

Marsico Capital Growth        Capital growth               The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

Goldman Sachs Concentrated    Capital growth               The Portfolio invests primarily in equity securities.
Growth
DeAM Large-Cap Growth         Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Growth
                                                           Index.
DeAM Large-Cap Value Fund     Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Value
                                                           Index.

Alliance/Bernstein Growth     Capital growth               The Portfolio invests approximately 50% of its assets in
+ Value                                                    growth stocks of large companies and 50% of its assets in
                                                           value stocks of large companies.

Sanford Bernstein Core        Long-term capital growth     The Portfolio invests primarily in common stocks of large
Value                                                      capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The AST PBHG Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap  Growth  Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  For purposes of the Portfolio, small-sized  companies are those that have market  capitalizations  similar to the market  capitalizations of the companies in the Russell 2000(R)Growth Index at the time of the Portfolio's  investment.  The  Sub-advisor  expects to focus primarily on those  securities  whose  market  capitalizations  or annual  revenues are less than $1 billion at the time of purchase.
The size of the  companies  in the  Russell  2000(R)Growth  Index and those on which the  Sub-advisor  intends to focus the
Portfolio's  investments will change with market conditions.  The Sub-Advisor uses its own fundamental  research,  computer models and  proprietary  measures of growth in  determining  which stocks to select for the  Portfolio.  The  Sub-Advisor's investment  strategy seeks to identify stocks of companies which have strong business momentum,  earnings growth,  superior management  teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the
Sub-advisor, such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio  (formerly,  the AST Scudder Small-Cap Growth Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its  assets in small  capitalization  companies.  The  Portfolio  pursues  its investment  objective by primarily  investing in the equity  securities of  small-sized  companies  included in the Russell
2000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible  into or exchangeable for common stocks,  including warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks included in the Russell 2000(R)Growth Index, but which  outperforms  the Russell  2000(R)Growth Index  through  active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the performance of small-sized  companies with above average growth  prospects.
As of December 31, 2002,  the average  market  capitalization  of the  companies in the Russell 2000(R)Growth Index was $410 million and the median  market  capitalization  was $320  million.  The size of the  companies in the Russell  2000(R)Growth
Index will change with market  conditions.  The targeted  tracking error of this Portfolio is 4% with a standard  deviation of +/- 4%. It is possible  that the  deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to  correlate a stock  portfolio's  market risk with that of a  particular  index,  in this case the Russell  2000(R)Growth
Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a "managed  alpha"
strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a growth  stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as  earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However,  the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST  Federated  Aggressive  Growth  Portfolio  pursues its  investment  objective  by  investing in the stocks of small companies that are traded on national security  exchanges,  NASDAQ stock exchange and the  over-the-counter  market.  Small companies  will be defined as companies with market  capitalizations  similar to companies in the Russell 2000 Index (which had a market  capitalization  range of $3 million to $2.2  billion as of March 31, 2003) or the Standard & Poor's Small Cap
600 Index (which had a market  capitalization  range of $31 million to $2.35 billion as of March 31, 2003.  Such definition will be applied at the time of investment  and the  Portfolio  will not be required to sell a stock because the company has grown outside the market  capitalization  range of small  capitalization  stocks.  Up to 25% of the  Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

         The  Sub-advisor's  process for selecting  investments is bottom-up and  growth-oriented.  There is an emphasis on individual  stock  selection  rather  than  trying to time the highs and lows of the  market or  concentrating  in  certain industries or sectors.  The Sub-advisor  assesses individual  companies from the perspective of a long-term  investor.  The
Sub-advisor  seeks to purchase  stocks of companies  that it believes:  are  profitable  and leaders in the industry;  have distinct products and services which address substantial  markets;  can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

The AST  Goldman  Sachs  Small-Cap  Value  Portfolio  will  seek its  objective  through  investments  primarily  in equity securities  of small  capitalization  companies  that are believed to be  undervalued  in the  marketplace.  Typically,  in
choosing  stocks,  the  Sub-advisor  looks  for  companies  using  the  Sub-advisor's  value  investment  philosophy.   The
Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Until July 31, 2002,  at least 65% of the  Portfolio's  total assets will be invested in common  stocks  issued by smaller, less  well-known  companies.  Effective July 31, 2002, the Portfolio will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least  80% of the value of its  assets in small  capitalization  companies.  The 80%  investment requirement  applies at the time the Portfolio invests its assets.  The Portfolio  generally  defines small  capitalization stocks as stocks of  companies  with a  capitalization  of $4 billion or less.  The  Portfolio  may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which,  in the  Sub-advisor's  judgment,  are selling below their intrinsic value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller stocks  may be  undervalued  because  they are  often  overlooked  by many  investors,  or  because  the  public  is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.

The AST Gabelli  Small-Cap  Value  Portfolio  will  invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio  generally defines small  capitalization  companies as companies with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach to investing,  the  Portfolio  will seek the stocks of companies whose current stock prices do not appear to adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or business  franchises.  The  Sub-advisor's  research team seeks to identify  companies that appear to be undervalued by various  measures,  and may be  temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The  Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains,  limit  losses or re-deploy  assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just because  the company  has grown to a market  capitalization  of more than $1.5  billion,  and it may on  occasion  purchase companies with a market cap of more than $1.5 billion.

The AST DeAM Small-Cap Value  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio  pursues its objective by primarily  investing in the equity securities of  small-sized  companies  included  in the  Russell  2000(R)Value  Index.  Equity  securities  include  common  stocks and securities  convertible into or exchangeable for common stocks,  including warrants and rights. The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates the market risk of those stocks  included in the Russell 2000(R)Value Index,  but which  outperforms  the Russell  2000(R)Value Index  through  active stock  selection.  The  Russell  2000(R)Value Index is a market  capitalization  index that  measures  the  performance  of small-sized  companies  trading at discounts to their value.  As December 31, 2002,  the average market  capitalization  of the  companies in the Russell  2000(R)Value Index was $397 million and the median  market  capitalization  was $302 million.
The  targeted  tracking  error of this  Portfolio  is 4% with a  standard  deviation  of +/- 4%.  It is  possible  that the deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock  portfolio's market risk with that of a particular  index,  in this case the Russell 2000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether to invest in a value  stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as  earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However,  the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Mid-Cap Growth  Portfolio  (formerly,  the AST Janus Mid-Cap  Growth  Portfolio)  will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund pursues its objective by investing  primarily in equity  securities  selected for their growth  potential.  Equity  securities  include common  stocks,  preferred  stocks,  warrants  and  securities  convertible  into or  exchangeable  for common or preferred stocks.  For purposes of the  Portfolio,  medium-sized  companies are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of  companies in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The
Sub-advisor  generally  takes a "bottom  up"  approach to choosing  investments  for the  Portfolio.  In other  words,  the
Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be recognized by the market at large.  The  Sub-advisor  makes this  assessment  by  looking at  companies  one at a time,  regardless  of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal  circumstances,  at least 80% of its net assets in common stocks of mid-capitalization  companies.  For purposes of the Portfolio, a mid-capitalization  company is defined as a company whose market  capitalization is within the range of market  capitalizations of companies in the S&P Midcap 400
Index.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor  employs a disciplined  investment  strategy when selecting growth stocks.  Using fundamental  research and quantitative  analysis,  the Sub-advisor looks for fast-growing  companies with above average sales and competitive returns on equity  relative to their peers.  In doing so, the Sub-advisor  analyzes such factors as:  financial  condition (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings  growth relative to competitors;  and market  valuation  in  comparison  to a stock's  own  historical  norms and the  stocks of other  mid-cap companies.

The Sub-advisor  follows a disciplined  selling  strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Neuberger  Berman Mid-Cap Value  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered  mid-cap  companies for purposes of the Portfolio.
Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap  companies  as  well as in  small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow,  and a sound  track  record  through  all  phases  of the  market  cycle.  The  Sub-advisor  may also  look for other characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership among management,  or a recent sharp decline in stock price that appears to be the result of a short-term market  overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital creative  companies that offer goods or services to a rapidly expanding marketplace.  They include both  established and emerging firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life  Cycle  Change  Companies.  Companies  experiencing  a major  change  that is  expected  to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily  invest in readily  marketable  equity  securities  including common stocks,  preferred  stocks and  securities  that may be  converted at a later time into common  stock.  The  Portfolio  may invest in the securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The Portfolio focuses on companies that appear  underpriced  relative to the value that the  Portfolio's  Sub-Advisor  believes  informed  investors  would be willing to pay for the company.  The  Sub-advisor  considers  factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management  skills. The Sub-advisor also considers changes in economic and political outlooks as well as individual  corporate  developments.  The Sub-Advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

The AST T. Rowe Price Natural Resources  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in natural resource  companies.  The Portfolio also may invest in non-resource  companies with the potential for growth.  When  selecting  stocks,  we look for  companies  that have the ability to expand  production,  maintain  superior exploration  programs  and  production  facilities,  and the  potential  to  accumulate  new  resources.  Natural  resource companies in which the Portfolio invests generally own, develop,  refine, service or transport resources,  including energy sources,  precious  metals,  nonferrous  metals,  forest  products,  real  estate,  diversified  resources  and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although  at least 50% of  Portfolio  assets will be invested  in U.S.  securities,  up to 50% of total  assets also may be invested in foreign  securities.  The  Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST  Alliance  Growth  Portfolio  normally  invests at least 80% of its total assets in the equity  securities  of U.S.
companies.  A U.S.  company is a company that is organized under United States law, has its principal  office in the United
States and issues equity  securities  that are traded  principally in the United States.  For purposes of the Portfolio,  a
non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal  place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this  definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the Portfolio,  with the 25 companies most highly regarded by the Sub-advisor usually constituting  approximately 70% of the  Portfolio's  net assets.  The  Portfolio is thus  atypical  from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong  management,  superior industry  positions, excellent  balance sheets and superior  earnings  growth  prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

During market  declines,  while adding to positions in favored  stocks,  the Portfolio  becomes  somewhat more  aggressive, gradually  reducing the number of companies  represented in its portfolio.  Conversely,  in rising markets,  while reducing or eliminating fully valued positions,  the Portfolio becomes somewhat more conservative,  gradually  increasing the number of companies  represented  in its  portfolio.  The  Sub-advisor  therefore  seeks to gain positive  returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio  invests,  under normal  circumstances,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of companies that the
Sub-advisor  believes offer better than average  prospects for long-term  growth.  The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that  securities  are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the  Portfolio,  the  Sub-advisor  seeks to purchase  securities  of companies  that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry position,  where there is potential for high profit margins or substantial barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in common  stocks.  The
Sub-advisor  expects  that the majority of the  Portfolio's  assets will be invested in the common  stocks of larger,  more established companies.

In selecting  investments for the Portfolio,  the Sub-advisor  uses an approach that combines "top down" economic  analysis with  "bottom up" stock  selection.  The  "top-down"  approach  takes into  consideration  such  macro-economic  factors as
interest  rates,  inflation,  the  regulatory  environment,   and  the  global  competitive  landscape.  In  addition,  the
Sub-advisor examines such factors as the most attractive global investment opportunities,  industry consolidation,  and the sustainability  of  economic  trends.  As a result  of this  "top  down"  analysis,  the  Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential that may not be recognized by the market at large.  In  determining  whether a  particular  company is  appropriate  for  investment  by the  Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate  free cash flow),  strong  management,  and  reasonable  valuations  in the context of projected growth rates.

The AST Goldman Sachs Concentrated Growth Portfolio  (formerly,  the AST JanCap Growth Portfolio) will pursue its objective by investing  primarily in equity securities.  Equities  securities include common stocks,  preferred stocks,  warrants and securities  convertible  into or exchangeable  for common or preferred  stocks.  Investments  will be in companies that the
Sub-advisor  believes have potential to achieve  capital  appreciation  over the long-term.  The Portfolio seeks to achieve its investment  objective by investing,  under normal  circumstances,  in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST DeAM Large-Cap Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Portfolio pursues its investment  objective by primarily  investing in the equity securities of large sized companies  included in the Russell 1000(R)Growth Index.  Equity  securities  include common stocks and  securities  convertible  into or  exchangeable  for common  stocks,  including  warrants and rights.  The  Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which  outperforms the Russell 1000(R)Growth Index through active stock selection.  The Russell 1000(R)Growth Index is a market  capitalization  index that measures the performance of large,  established  companies  with  above  average  growth  prospects.  As of  December  31,  2002,  the  average  market capitalization  of the  companies in the Russell 1000(R)Growth Index was  approximately  $10.8 billion and the median market capitalization  was  approximately  $2.9  billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio  is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting to correlate a stock  portfolio's  market  risk with that of a  particular  index,  in this case the Russell  1000(R)Growth  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a growth  stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as  earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However,  the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST DeAM Large-Cap Value  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Portfolio pursues its investment  objective by primarily  investing in the equity securities of large sized  companies  included in the Russell 1000(R)Value Index.  Equity  securities  include common stocks and  securities  convertible  into or  exchangeable  for common  stocks,  including  warrants and rights.  The  Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell  1000(R)Value Index,  but which  outperforms  the Russell 1000(R)Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization  index that measures the performance of large,  established  companies  trading at discounts  to their fair value.  As of December  31,  2002,  the average  market capitalization  of the  companies in the Russell  1000(R)Value Index was  approximately  $7.9 billion and the median  market capitalization  was  approximately  $2.6  billion.  The size of the  companies in the Russell 1000(R)Value Index will change with market  conditions.  The  targeted  tracking  error of this  Portfolio  is 4% with normal a deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting to correlate a stock  portfolio's  market  risk with that of a  particular  index,  in this case the  Russell  1000(R)Value  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether to invest in a value  stock,  including  earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as  earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However,  the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST  Alliance/Bernstein  Growth + Value  Portfolio  will  invest  primarily  in common  stocks of large U.S.  companies included in the Russell 1000(R)Index (the "Russell  1000(R)").  The Russell  1000(R)is a market  capitalization-weighted  index that  measures  the  performance  of the 1,000  largest  U.S.  companies.  As of December  31,  2002,  the  average  market capitalization of the companies in the Russell 1000 Index was approximately $9.2 billion.

Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the Russell
1000 Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets,  and 35-50 companies primarily  from the Russell  1000(R)Value Index (the "Value  Index")  constituting  the  remainder  of the  Portfolio's  net assets.  Daily cash flows (that is,  purchases  and  reinvested  distributions)  and  outflows  (that is,  redemptions  and expense  items) will be divided  between the two portfolio  segments for purposes of  maintaining  the targeted  allocation between  growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected  that the  allocation  of assets  between  portfolio  segments  will  deviate  more than 10% from the Target  Allocation,  it is  possible  that this deviation may be higher.  Factors such as market fluctuation,  economic conditions,  corporate transactions and declaration of dividends may result in deviations  from the Target  Allocation.  In the event the allocation of assets to the portfolio segments  differs by more than 10% from the Target  Allocation  (e.g., 60% of the Portfolio's net assets invested in growth stocks and 40% of the  Portfolio's  net assets invested in value stocks),  the  Sub-advisors  will rebalance each portfolio segment's  assets  in order to  maintain  the  Target  Allocation.  As a  consequence,  assets  may be  allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

The AST Sanford  Bernstein  Core Value  Portfolio will pursue its objective by investing  primarily in common  stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large companies that appear to be  undervalued.  Among other  things,  the  Portfolio  seeks to identify  compelling  buying  opportunities created when  companies are  undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects  remain sound. The  Sub-advisor's  investment  approach is value-based and  price-driven, and it relies on the intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio  investments  are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the
Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"  approach.  In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  relates  present  value of each  company's  forecasted  future  cash flow to the current price of its stock.  The  Sub-advisor  ranks  companies from the highest  expected  return to the lowest,  with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

o        All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular company,  the  industry  of  which  it is a  part,  or  the  securities  markets  generally.  These  declines  can  be substantial.  Accordingly, loss of money is a risk of investing in each of these funds.

o        The risk to which the capital growth  portfolios are subject depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the AST PBHG Small-Cap  Growth  Portfolio,  the AST DeAM
     Small-Cap Growth  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs Small-Cap Value
     Portfolio,  the AST Gabelli  Small-Cap Value Portfolio,  and the AST DeAM Small-Cap Value Portfolio can be expected to be subject to the highest  degree of risk  relative to the other capital  growth funds.  The AST Goldman Sachs Mid-Cap
     Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman  Mid-Cap Value
     Portfolio  can be expected to be subject to somewhat less risk,  and the AST Alliance  Growth  Portfolio,  the AST MFS
     Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST Goldman Sachs Concentrated Growth Portfolio, the
     AST DeAM Large-Cap Growth  Portfolio,  the AST DeAM Large-Cap Value  Portfolio,  the AST  Alliance/Bernstein  Growth +
     Value Portfolio and the AST Sanford  Bernstein Core Value Portfolio to somewhat less risk than the mid-cap funds.  The
     AST Alger All-Cap  Growth  Portfolio and the AST Gabelli  All-Cap Value  Portfolio may invest in equity  securities of companies  without regard to  capitalization,  and may include large and small  companies at the same time. The AST T.
     Rowe  Price  Natural  Resources  Portfolio  invests  in  companies  of all  sizes in order  to take  advantage  of the opportunities in the natural resources sector, but generally invests mostly in large and medium-sized companies.

o        The AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive
     Growth Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,
     the AST Alger All-Cap Growth  Portfolio,  the AST Alliance Growth  Portfolio,  the AST MFS Growth  Portfolio,  the AST
     Marsico  Capital Growth  Portfolio,  the AST Goldman Sachs  Concentrated  Growth  Portfolio and the AST DeAM Large-Cap
     Growth  Portfolio  generally  take a growth  approach  to  investing,  while the AST  Goldman  Sachs  Small-Cap  Value
     Portfolio,  the AST DeAM Small-Cap  Value  Portfolio,  the AST Gabelli  Small-Cap Value  Portfolio,  the AST Neuberger
     Berman Mid-Cap Value Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST DeAM Large-Cap Value Portfolio, and
     the AST Sanford  Bernstein  Core Value  Portfolio  generally  take a value  approach.  Value stocks are believed to be selling at prices  lower than what they are  actually  worth,  while  growth  stocks are those of  companies  that are expected to grow at above-average  rates. A portfolio  investing primarily in growth stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are subject to the risks that the market may not  recognize the stock's  actual value or that the market  actually  valued the stock  appropriately.
     The AST Alliance/Bernstein Growth + Value Portfolio will invest almost equally in both value and growth stocks.

o        The AST T. Rowe Price  Natural  Resources  Portfolio is subject to an  additional  risk factor  because it is less diversified  than most  equity  funds and  could  therefore  experience  sharp  price  declines  when  conditions  are unfavorable  in the sector in which it  invests.  The rate of earnings  growth of natural  resource  companies  may be irregular  because these companies are strongly  affected by natural forces,  global economic cycles and international politics.

o        The AST T. Rowe Price  Natural  Resources  Portfolio  may invest a portion of its assets in  non-U.S.  securities.
     Investments in non-U.S.  securities  involve risks such as  fluctuations in currency  exchange rates,  less liquid and more volatile securities markets,  unstable political and economic  structures,  reduced  availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.

o        The AST Goldman Sachs Mid-Cap Growth Portfolio is a  non-diversified  fund in that it may hold larger positions in a smaller  number of securities.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500(R).

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

MFS Growth with Income        Long term growth of            The Portfolio invests primarily in common stocks and related
                              capital with a secondary       securities.
                              objective to seek
                              reasonable current income.

INVESCO Capital Income        Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

DeAM Global Allocation        A high level of total          The Portfolio invests primarily in a diversified portfolio of
                              return                         mutual funds.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers  Realty  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of its net  assets in securities of real estate related  issuers.  Under normal  circumstances,  the Portfolio will invest  substantially  all of its assets in the equity  securities  of real estate  companies.  Such equity  securities  will  consist of common  stocks, rights or warrants to purchase  common  stocks,  securities  convertible  into common stocks where the  conversion  feature represents, in the Sub-advisor's view, a significant element of the securities' value, and preferred stocks.

For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the  ownership,  construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real  estate.  The  Portfolio  may invest up to 10% of its total  assets in  securities  of foreign  real  estate companies.  Real estate  companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST Sanford  Bernstein  Managed Index 500 Portfolio will invest,  under normal  circumstances,  at least 80% of its net assets in  securities  included in the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)").  The Portfolio
seeks to outperform the S&P 500(R)through stock  selection  resulting in different  weightings of common stocks  relative to the index.  The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange  Inc. (the
"NYSE").

In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index. It then uses a set of  quantitative  criteria that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the
Portfolio  should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion of the S&P
500(R)that the stock  represents.  In addition,  the Sub-advisor may determine based on the  quantitative  criteria that (1)
certain S&P 500(R)stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities that are not included  in the S&P 500(R)should be held by the  Portfolio.  The  Portfolio  may  invest up to 15% of its total  assets in equity securities not included in the S&P 500(R).

While the Portfolio  attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be substantial.
The Portfolio also may underperform the S&P 500(R)over short or extended periods.

The AST American Century Income & Growth Portfolio's  investment strategy utilizes quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500  largest  publicly  traded U.S.  companies  (measured by market  capitalization),  from most  attractive to least attractive.  These  rankings  are  determined  by using a computer  model that  combines  measures  of a stock's  value and measures of its growth  potential.  To measure value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among  others.  To  measure  growth,  the  Sub-advisor  uses,  among  others,  the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides  better returns than the S&P 500(R)Index  without  taking on  significant  additional  risk.  The  Sub-advisor  attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500(R).

The AST Alliance  Growth and Income  Portfolio  normally  will invest in common  stocks (and  securities  convertible  into common stocks).

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Portfolio's  assets  invested in securities that are selling at reasonable  valuations in relation to their  fundamental  business  prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

In seeking to achieve its objective,  the Portfolio invests  primarily in the equity securities of U.S.  companies that the
Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time, stock prices (of companies in which the
Portfolio  invests) will come to reflect the companies'  intrinsic  economic  values.  The  Sub-advisor  uses a disciplined investment  process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The  Sub-advisor's  analysts  prepare  their own earnings  estimates and financial  models for each company  followed.  The
Sub-advisor  employs  these  models to identify  equity  securities  whose  current  market  prices do not reflect  what it considers to be their  intrinsic  economic  value. In determining a company's  intrinsic  economic  value,  the Sub-advisor takes into  account  any  factors  it  believes  bear on the  ability of the  company to perform in the  future,  including earnings  growth,  prospective  cash flows,  dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between their stock prices and their intrinsic  economic values,  with companies with the greatest  disparities  receiving the highest ranking (i.e. being considered the most undervalued).

The AST MFS Growth with Income  Portfolio  invests,  under normal  circumstances,  at least 65% of its net assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts.  The stocks in which the Portfolio  invests  generally  will pay  dividends.  While the Portfolio may invest in companies of any size, the
Portfolio  generally  focuses  on  companies  with  larger  market  capitalizations  that  the  Sub-advisor  believes  have sustainable  growth  prospects  and  attractive  valuations  based on current  and  expected  earnings  or cash  flow.  The
Sub-advisor  uses a "bottom  up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO  Capital Income  Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65%
of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Equity securities  include common stocks,  preferred  stocks,  warrants and securities  convertible  into, or  exchangeable  for,  common or preferred stocks.

Up to 30% of the Portfolio's  assets may be invested in equity securities that do not pay regular  dividends.  In addition, the  Portfolio  normally  will have some  portion of its assets  invested in debt  securities  or  convertible  bonds.  The
Portfolio  may invest up to 25% of its total assets in foreign  securities,  including  securities  of issuers in countries considered to be developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

The AST DeAM Global  Allocation  Portfolio  seeks to achieve its  investment  objective by  investing in several  other AST
Portfolios (the  "Underlying  Portfolios"),  government  securities and cash. The Trust may, in the future,  seek exemptive relief  from the  provisions  of the  Investment  Company  Act of 1940 at which  time the  Portfolio  may  invest  in other securities  including  derivatives.  The Portfolio  allocates  its assets by investing in shares of a diversified  group of
Underlying  Portfolios.  The  Portfolio  intends its strategy of investing in  combinations  of  Underlying  Portfolios  to result in investment  diversification  that an investor could otherwise achieve only by holding numerous  investments.  The
Portfolio  is  expected  to be  invested  in at least six  Underlying  Portfolios  at any  time.  It is  expected  that the investment objectives of such Underlying Portfolios will be diversified.

The precise mix of Underlying  Portfolios,  government  securities and cash  investments  will depend on the  Sub-advisor's outlook for the markets.  Shifts among  Underlying  Portfolios  focused on different  asset  classes will  normally be done gradually and the Sub-advisor  will not attempt to precisely "time" the market.  The Portfolio's  investments in Underlying
Portfolios  that may invest  significant  portions of their assets in foreign  equity and debt  securities  are intended to provide additional  diversification.  The Sub-advisor will normally have at least three different countries  represented in the foreign equity category.

The Portfolio can change the allocations of its assets among Underlying  Portfolios,  government securities and cash at any time, if the  Sub-advisor  believes that doing so would better  enable the  Portfolio to pursue its  investment  objective.
From time to time,  the Portfolio  adjusts its  investments  within set limits based on the  Sub-advisor's  outlook for the economy,  financial  markets  generally and relative market  valuation of the asset classes  represented by each Underlying
Portfolio.  The intention is to re-balance the specific  allocations  periodically.  Additionally the Portfolio may deviate from set  limits  when,  in the  Sub-advisor's  opinion,  it is  necessary  to do so to pursue the  Portfolio's  investment objective  or for  temporary  defensive  purposes.  Shares  of the  Underlying  Portfolios,  may be sold for a  variety  of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The Sub-advisor to the AST American Century  Strategic  Balanced  Portfolio  intends to maintain  approximately  60% of the
Portfolio's  assets in equity  securities  and the  remainder in bonds and other fixed income  securities.  With the equity portion of the Portfolio,  the Sub-advisor  utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S.  companies  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are  determined by using a computer model that combines  measures of a stock's value and measures of its growth  potential.
To measure  value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among others.
To measure growth, the Sub-advisor uses the rate of growth in a company's  earnings and changes in its earnings  estimates, as well as other factors.

In the second step,  the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides  better returns than the S&P 500(R)Index without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 40% of the Portfolio's assets in fixed income securities.  Up to 20% of the  Portfolio's  fixed income  securities  will be invested in foreign fixed income  securities.  These  percentages  will fluctuate and may be higher or lower depending on the mix the Sub-advisor  believes will be most  appropriate for achieving the  Portfolio's  objectives.  The fixed  income  portion of the  Portfolio  is  invested  in a  diversified  portfolio  of government  securities,  corporate  fixed income  securities,  mortgage-backed  and  asset-backed  securities,  and similar securities.  The  Sub-advisor's  strategy is to actively  manage the  Portfolio by investing the  Portfolio's  fixed income assets in sectors it  believes  are  undervalued  (relative  to the other  sectors)  and which  represent  better  relative long-term investment opportunities.

The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected  changes in interest rates.
Under normal market  conditions,  the weighted average maturity of the fixed income portion of the Portfolio will be in the
3- to 10-year range.

The AST T. Rowe  Price  Asset  Allocation  Portfolio  normally  invests  approximately  60% of its  total  assets in equity securities and 40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The  Sub-advisor  concentrates  common stock  investments  in larger,  more  established  companies,  but the Portfolio may include small and  medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to 35%
of the equity  portion may be  invested in foreign  (non-U.S.  dollar  denominated)  equity  securities.  The fixed  income portion of the Portfolio will be allocated among investment grade  securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high quality debt securities (up to 30%); and
cash reserves (up to 20%).

Bond  investments  are  primarily  investment  grade  (top four  credit  ratings)  and are  chosen  from  across the entire government,  corporate,  mortgage-backed  (including  derivatives such as collateralized  mortgage obligations and stripped mortgage-backed  securities) and  asset-backed  bond markets.  While the weighted  average  maturities of each component of the fixed income portion (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio will differ,  the weighted average maturity of the fixed income  portion as a whole  (except for the cash  reserves  component) is expected to be in the range of 7 to 12 years.  Maturities will reflect the sub-advisor's outlook for interest rates.

When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects among growth and value-oriented  stocks,  domestic and international  stocks, and small-to large-cap stocks.  Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The precise mix of equity and fixed  income  investments  will depend on the  Sub-advisor's  outlook for the  markets.  The
Portfolio's investments in foreign equity and debt securities are intended to provide additional  diversification,  and the
Sub-advisor will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

The  Portfolio  may also  invest in other  securities,  including  futures  and  options,  in keeping  with its  objective.
Securities may be sold for a variety of reasons,  such as to effect a change in asset allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the securities  they hold will decline.
     The degree of risk to which the  growth  and  income  portfolios  are  subject  is likely to be  somewhat  less than a portfolio  investing  exclusively  for  capital  growth.  Nonetheless,  the share  prices  of the  growth  and  income portfolios can decline substantially.  Accordingly, loss of money is a risk of investing in each of these funds.

o        The AST Cohen & Steers  Realty  Portfolio,  the AST Sanford  Bernstein  Managed Index 500  Portfolio,  the AST MFS
     Growth with Income  Portfolio,  the AST American  Century Income & Growth  Portfolio,  and the AST Alliance Growth and
     Income Portfolio invest primarily in equity  securities.  The AST INVESCO Capital Income Portfolio  invests  primarily in equity  securities,  but will normally  invest some of its assets in fixed income  securities.  The AST DeAM Global
     Allocation  Portfolio,  the AST  American  Century  Strategic  Balanced  Portfolio,  and the AST T. Rowe  Price  Asset
     Allocation  Portfolio  generally invest in both equity and fixed income  securities.  The values of equity  securities tend to  fluctuate  more  widely  than the  values of fixed  income  securities.  Therefore,  those  growth and income portfolios  that invest  primarily  in equity  securities  will  likely be subject to somewhat  higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes significant  investments in fixed income securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and principal  payments on the securities when due. Each of these  Portfolios  generally  invests in  intermediate- to long-term fixed income  securities.  Fixed income  securities with longer  maturities are generally subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to
     changes  in  market  interest  rates.  To  the  extent  the  Portfolio's   fixed  income   component  is  invested  in
     mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

o        The AST Cohen & Steers Realty  Portfolio is subject to an additional  risk factor  because it is less  diversified than most equity funds and could  therefore  experience  sharp price declines when  conditions are  unfavorable in the real estate sector.  Real estate  securities may be subject to risks similar to those associated with direct ownership of real  estate.  These  include  risks  related to economic  conditions,  heavy cash flow  dependency,  overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

o        Because the AST Sanford Bernstein  Managed Index 500 Portfolio invests primarily in equity securities  included in the S&P 500(R), and some of these  securities do not produce income,  the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

o        The AST DeAM Global Allocation  Portfolio may invest in mutual funds, which carry their own risks similar to those of equity and fixed income securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities rated BBB and below.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

DeAM Bond                     High current income            The Portfolio invests primarily in a wide range of
                                                             intermediate-term higher-quality fixed income securities.
PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.
Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST T. Rowe Price  International  Bond Portfolio) will invest, under  normal  circumstances,  at least 80% of the value of its  assets in fixed  income  securities.  The  Portfolio  will invest in all types of bonds  including  those issued or guaranteed by the U.S. or foreign  governments  or their  agencies and by foreign  authorities,  provinces  and  municipalities  as well as investment  grade  corporate  bonds,  mortgage and asset-backed  securities  and  high-yield  bonds of U.S.  and  foreign  issuers.  The  Portfolio  seeks to  moderate  price fluctuation  by actively  managing its maturity  structure and currency  exposure.  The  Sub-advisor  bases its  investment decisions on  fundamental  market  factors,  currency  trends,  and credit  quality.  The  Portfolio  generally  invests in countries  where the  combination  of  fixed-income  returns and currency  exchange  rates appears  attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity restrictions  on the overall  portfolio or on  individual  securities.  The  Portfolio  may and  frequently  does engage in foreign currency  transactions such as forward foreign currency exchange  contracts,  hedging its foreign currency exposure back to the dollar or  against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also  attempts  to reduce currency  risks  through  diversification  among  foreign  securities  and active  management  of  maturities  and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in U.S.  dollars.
In  addition,  the  Portfolio  may  invest  up to 30% of its  assets in  mortgage-backed  (including  derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

The AST Federated High Yield  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in  corporate  fixed  income  securities  that are BBB and below in  Standard  & Poor's  rating or Baa and below in Moody's rating.  The Portfolio will invest primarily in fixed income  securities which may include  preferred  stocks,  convertible securities,  bonds,  debentures,  notes,  equipment lease certificates and equipment trust certificates.  There is no lower limit on the rating of securities in which the Portfolio may invest.  The Portfolio may purchase or hold  securities  rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit Research.  The Sub-advisor  will perform its own credit analysis in addition to using rating  organizations and other sources,  and may have discussions with the issuer's  management or other investment  analysts regarding issuers.
The Sub-advisor's credit analysis will consider the issuer's financial  soundness,  its responsiveness to changing business and market  conditions,  and its  anticipated  cash flow and  earnings.  In evaluating an issuer,  the  Sub-advisor  places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

         Diversification.  The  Sub-advisor  invests in  securities of many  different  issuers,  industries,  and economic sectors.

         Economic  Analysis.  The  Sub-advisor  will  analyze  current  developments  and trends in the  economy and in the financial markets.

To pursue its objective,  the AST Lord Abbett Bond-Debenture  Portfolio will invest, under normal  circumstances,  at least
80% of the value of its assets in fixed  income  securities.  To pursue  its  objective,  the  Portfolio  normally  invests primarily in high yield and investment  grade debt  securities,  securities  convertible  into common stock,  and preferred stocks.  At least 20% of the Portfolio's  assets must be invested in any combination of investment grade  securities,  U.S.
Government securities and cash equivalents.

The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of  investments.  Through  portfolio  diversification,  credit  analysis and  attention to current  developments  and trends in  interest  rates and  economic  conditions,  the  Sub-advisor  attempts  to reduce the
Portfolio's  risks.  The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e.,  research on individual  companies rather than the economy as a whole) to identify undervalued  securities.  The Portfolio may find good value in high yield  securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have more than half of its assets invested in those  securities.  The Portfolio may also make significant  investments in  mortgage-backed securities.  Although the Portfolio  expects to maintain a weighted  average  maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

The AST DeAM Bond  Portfolio  will  invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income  securities.  The Portfolio will invest primarily in  intermediate-term  U.S. treasury,  corporate,  mortgage-backed and  asset-backed,  taxable  municipal and tax-exempt  municipal bonds. The Portfolio invests primarily in investment grade fixed income  securities  rated within the top three rating  categories  of a nationally  recognized  rating  organization.
Fixed income investments  include bonds,  notes (including  structured notes),  mortgage-related  securities,  asset-backed securities,  convertible  securities,  eurodollar  and  Yankee  dollar  instruments,  preferred  stocks  and  money  market instruments.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio.  That is, in selecting  investments,  the
Sub-advisor  identifies  securities  and  sectors  which it believes  are  undervalued  relative to the market  rather than relying on interest rate forecasts.  The Sub-advisor uses the following process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts
o        Subordinates sector weightings to individual bonds that may add above-market value

Although the Sub-advisor  intends to maintain a dollar weighted  effective average portfolio maturity of five to ten years, there are no maturity  restrictions  on the overall  portfolio or on individual  securities.  The dollar  weighted  average portfolio  maturity  may be  shorter  than the  stated  maturity  due to  several  factors,  including  but not  limited to prepayment patterns, call dates and put features.

The AST PIMCO Total  Return Bond  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities  of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast  for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity Bond Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including::

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities  of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes  to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic   forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection
techniques.   The  proportion  of  the   Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as  maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a one- to  three-year  time frame based on the  Sub-advisor's  forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income  securities  (including  mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including futures,  swaps and dollar rolls)
that many other  fixed  income  funds do not  utilize.  The  Portfolio  may invest up to 10% of its assets in fixed  income securities  that are rated below  investment  grade ("junk bonds") (or, if unrated,  determined by the Sub-advisor to be of comparable quality).

The AST Money Market  Portfolio will invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and government  obligations.  Under the regulatory  requirements  applicable to money market funds, the Portfolio must maintain a weighted average portfolio  maturity of not more than 90 days and invest in securities that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those  securities  that, in accordance with  guidelines  adopted by the Directors of the Company,  present  minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical  rating  organization (such as Moody's and Standard &
Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more  than  one  nationally  recognized  statistical  rating  organization,  at least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is determined  to be of  comparable  quality in  accordance  with the  guidelines  noted
above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the  securities  when due. Fixed income  securities  with longer  maturities (or durations) are generally  subject to greater risk than securities with shorter  maturities,  in that their  values  will  fluctuate  more in response  to changes in market  interest  rates.
     Accordingly, loss of money is a risk of investing in each of these funds.

o        While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income  securities,  its substantial  investments in foreign fixed income securities and relatively long average maturity will tend to increase its  level of risk.  Like  foreign  equity  investments,  foreign  fixed  income  investments  involve  risks  such as fluctuations in currency  exchange  rates,  unstable  political and economic  structures,  lack of liquidity,  reduced availability  of  information,  and lack of uniform  financial  reporting and regulatory  practices such as those that apply to U.S.  issuers.  The AST T. Rowe Price  Global  Bond  Portfolio  can invest to some  degree in  securities  of issuers in developing  countries and in lower-quality  fixed income securities,  and the risks of the Portfolio may be accentuated  by these  holdings.  The  mortgage-backed  and  asset-backed  securities  could  subject the Portfolio to increased volatility in the event of interest rate changes,  which could cause prepayments to increase,  and the value of the securities to decrease.

o        As a fund that invests primarily in lower-quality fixed income securities,  the AST Federated High Yield Portfolio will be subject to a level of risk that is high relative to other fixed income  funds,  and which may be comparable to or higher than some equity  funds.  The level of risk of the AST Lord Abbett  Bond-Debenture  Portfolio  may be higher than many other fixed income funds because it will often have significant  investments in  lower-quality  fixed income securities.  Like  equity  securities,  lower-quality  fixed  income  securities  tend to  reflect  short-term  market developments  to a greater extent than  higher-quality  fixed income  securities.  An economic  downturn may adversely affect the value of  lower-quality  securities,  and the trading  market for such  securities is generally less liquid than the market for higher-quality securities.

o        The average duration or maturity of the AST Lord Abbett  Bond-Debenture  Portfolio and the AST DeAM Bond Portfolio
     generally  will be longer than that of the AST PIMCO Total  Return Bond  Portfolio,  which in turn will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio,  and funds having longer average maturities or durations can be expected  to be  subject  to a greater  level of risk than  shorter-term  funds.  As funds that  invest  primarily  in high-quality  fixed income  securities,  the level of risk to which the AST DeAM Bond  Portfolio,  the AST PIMCO Total
     Return Bond  Portfolio and AST PIMCO Limited  Maturity Bond Portfolio are subject can be expected to be less than most equity  funds.  Nonetheless,  the fixed income  securities  held by these  Portfolios  can decline in value because of changes in their quality,  in market interest rates, or for other reasons.  While the complex fixed income  securities invested in and  investment  practices  engaged in by the AST PIMCO Total Return Bond  Portfolio and AST PIMCO Limited
     Maturity  Portfolio are designed to increase their return or hedge their  investments,  these securities and practices may increase the risk to which the Portfolios are subject.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract  could  default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below  $1.00.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit
     Insurance  Corporation or any other government agency. In addition,  the income earned by the Portfolio will fluctuate based on market conditions,  interest rates and other factors.  In a low interest rate environment,  the yield for the
     Portfolio,  after  deduction of  operating  expenses,  may be negative  even though the yield  before  deducting  such expenses  is  positive.  A negative  yield may also cause the  Portfolio's  net asset value to fall below  $1.00.  The
     Investment  Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The  tables  below  each bar chart  show each such  Portfolio's  best and worst  quarters  during  the  periods included in the bar chart, as well as average annual total returns for each Portfolio  since  inception.  This  information may help  provide an  indication  of each  Portfolio's  risks by showing  changes in  performance  from year to year and by comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The  performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past  performance  does not  necessarily indicate how a Portfolio will perform in the future.  No  performance  information  is included for those  Portfolios  that commenced operations after January,  2002 (the AST DeAM Small-Cap Value Portfolio,  the AST DeAM Large-Cap Growth Portfolio
and the AST DeAM Bond Portfolio).

graphic bar chart

                 ---------------------------------------------- -----------------------------------
                 Best Quarter                                   Worst Quarter
                 ---------------------------------------------- -----------------------------------
                 ---------------------------------------------- -----------------------------------
                 Up 42.51%, 4th quarter 1999                    Down 19.79%, 3rd quarter 1998
                 ---------------------------------------------- -----------------------------------

                 ------------------------------- --------------------- ----------------------------
                 Average annual total returns    Portfolio             Index:
                 For periods ended 12/31/02                            Morgan Stanley Capital
                                                                       International (MSCI) EAFE
                                                                       Index
                 ------------------------------- --------------------- ----------------------------
                 ------------------------------- --------------------- ----------------------------
                 1 year                                       -18.42%                      -15.94%
                 ------------------------------- --------------------- ----------------------------
                 ------------------------------- --------------------- ----------------------------
                 5 years                                       -1.80%                       -2.88%
                 ------------------------------- --------------------- ----------------------------
                 ------------------------------- --------------------- ----------------------------
                 10 years                                       6.16%                        4.00%
                 ------------------------------- --------------------- ----------------------------
                  * Between May 4, 1999 and  December  10,  2001,  the AST Strong
                  International  Equity  Portfolio  was  known  as  the  AST  AIM
                  International  Equity Portfolio,  and A I M Capital Management,
                  Inc.  served  as  the  Sub-advisor  to the  Portfolio.  Between
                  October 15, 1996 and May 4, 1999,  the  Portfolio  was known as the AST  Putnam  International  Equity  Portfolio,  and  Putnam
                  Investment  Management,  Inc.  served  as  Sub-advisor  to  the
                  Portfolio.  Prior to October 15, 1996,  Seligman  Henderson Co.
                  served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 59.16%, 4th quarter 1999           Down 21.19%, 3rd quarter 2001
                  ------------------------------------- --------------------------------------

                  ----------------------- ------------------- --------------------------------
                  Average annual total    Portfolio           Index:
                  returns                                     Morgan Stanley Capital
                  For periods ended                           International (MSCI) EAFE Index
                  12/31/02
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  1 year                             -25.67%                          -15.94%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  5 years                             -1.88%                           -2.88%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  Since inception                      1.29%                           -2.13%
                  (1/2/97)
                  ----------------------- ------------------- --------------------------------
                  * Prior to November 11, 2002, the AST William Blair  International  Growth Portfolio was known as the AST
                  Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                  -------------------------------------------- ------------------------------------------
                  Best Quarter                                 Worst Quarter
                  -------------------------------------------- ------------------------------------------
                  -------------------------------------------- ------------------------------------------
                  Up 49.04%, 4th quarter 1999                  Down 19.42%, 3rd quarter 2002
                  -------------------------------------------- ------------------------------------------

                  ------------------------------ --------------------------- ----------------------------
                  Average annual total returns   Portfolio                   Index:
                  For periods ended 12/31/02                                 Morgan Stanley Capital
                                                                             International (MSCI) EAFE
                                                                             Index
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  1 year                                            -19.47%                      -15.94%
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  5 years                                            -0.72%                       -2.88%
                  ------------------------------ --------------------------- ----------------------------
                  ------------------------------ --------------------------- ----------------------------
                  Since inception                                     1.76%                       -2.13%
                  (1/2/97)
                  ------------------------------ --------------------------- ----------------------------

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 8.74%, 4th quarter 2001            Down 14.66%, 3rd quarter 2002
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Morgan Stanley Capital
                 For periods ended                            International (MSCI) EAFE
                 12/31/02                                     Index
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                              -12.26%                      -15.94%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                      -6.39%                      -13.18%
                 (10/18/99)
                 ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 64.20%, 4th quarter 1999           Down 22.77%, 2nd quarter 2000
                  ------------------------------------- --------------------------------------

                  ---------------------- --------------------- -------------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Morgan Stanley Capital
                  For periods ended                            International (MSCI) EAFE
                  12/31/02                                     Index
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  1 year                              -17.03%                         -15.94%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  5 years                              -3.77%                          -2.88%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  Since inception                      -0.24%                          -0.25%
                  (5/2/95)
                  ---------------------- --------------------- -------------------------------
                  *Between  October 15, 1996 and April 30, 2002, the AST DeAM  International  Equity Portfolio was known as the AST Founders  Passport  Portfolio and Founders Asset  Management,  Inc.  served as Sub-advisor to the
                  Portfolio.  Prior to October 15, 1996,  the Portfolio was known as the Seligman  Henderson  International
                  Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

                  Part of the  historical  performance  of the Portfolio is due to purchases of securities  sold in Initial
                  Public  Offerings  ("IPOs").  The effect of IPOs on the Portfolio's  performance  depends on a variety of factors  including  the  number of IPOs that the  Portfolio  invests  in,  whether  and to what  extent a securityc  purchased in an IPO  appreciates in value,  and the asset base of the  Portfolio.  There is no guarantee  that the  Portfolio's  investments  in IPOs, if any, will continue to have a similar impact on the Portfolio's performance.

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 79.79%, 4th quarter 1999           Down 31.21%, 4th quarter 2000
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                             --34.41%                      -22.09%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 5 years                              -4.45%                       -0.58%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                       4.27%                        9.26%
                 (1/4/94)
                 ---------------------- --------------------- ----------------------------
                 *Between  January 1, 1999 and September 14, 2001, the AST PBHG Small-Cap Growth Portfolio was known as the
                 AST Janus  Small-Cap  Growth  Portfolio,  and Janus Capital  Management  LLC served as  Sub-advisor to the
                 Portfolio.  Prior to  January  1, 1999,  the  Portfolio  was known as the  Founders  Capital  Appreciation
                 Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 47.63%, 4th quarter 1999           Down 28.92%, 3rd quarter 2001
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                              -26.46%                      -22.09%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                     -10.28%                       -6.77%
                 (1/4/99)
                 ---------------------- --------------------- ----------------------------
                  *Prior to  December  10,  2001,  the AST DeAM  Small-Cap  Growth  Portfolio  was known as the AST Scudder
                  Small-Cap Growth Portfolio and Zurich Scudder Investments, Inc. served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 29.62%, 4th quarter 2001           Down 32.24%, 3rd quarter 2001
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -29.19%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -26.38%                      -14.55%
                  (12/31/99)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 22.89%, 2nd quarter 1999           Down 22.12%, 3rd quarter 1998
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                               -7.93%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       8.05%                       -0.58%
                  (1/2/98)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 1, 2001, the AST Goldman Sachs  Small-Cap  Value Portfolio was known as the AST Lord Abbett
                  Small Cap Value Portfolio and Lord, Abbett & Co. served as Sub-advisor to the Portfolio.

graphic bar chart

                  ----------------------------------------- ---------------------------------------------
                  Best Quarter                              Worst Quarter
                  ----------------------------------------- ---------------------------------------------
                  ----------------------------------------- ---------------------------------------------
                  Up 19.09%, 2nd quarter 1999               Down 19.88%, 3rd quarter 1998
                  ----------------------------------------- ---------------------------------------------

                  ------------------------- -------------------------- ----------------------------------
                  Average annual total      Portfolio                  Index:
                  returns                                              Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ------------------------- -------------------------- ----------------------------------
                  ------------------------- -------------------------- ----------------------------------
                  1 year                                       -9.38%                            -22.09%
                  ------------------------- -------------------------- ----------------------------------
                  ------------------------- -------------------------- ----------------------------------
                  5 years                                       1.23%                             -0.58%
                  ------------------------- -------------------------- ----------------------------------
                  ------------------------- -------------------------- ----------------------------------
                  Since Inception                               5.38%                              4.40%
                  (1/2/97)
                  ------------------------- -------------------------- ----------------------------------
                  *Prior to October 23, 2000, the AST Gabelli  Small-Cap Value Portfolio was known as the AST T. Rowe Price
                  Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 13.75%, 4th quarter 2001           Down -33.06%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -27.46%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -37.26%                      -15.96%
                  (5/1/00)
                  ---------------------- --------------------- ----------------------------
         *Prior to November 11, 2002, the AST Goldman Sachs Mid-Cap Growth Portfolio was known as the AST Janus Mid-Cap Growth Portfolio, and Janus Capital Management, LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 49.25%, 4th quarter 1999           Down 29.71%, 3rd quarter 2001
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -31.21%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                              -3.04%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       4.58%                        9.77%
                  (10/20/94)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 1, 1998, the AST Neuberger  Berman Mid-Cap Growth Portfolio was known as the Berger Capital
                  Growth Portfolio, and Berger Associates, Inc. served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 15.95%, 4th quarter 1998           Down 14.89%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -10.56%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               2.68%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       7.65%                        9.47%
                  (5/4/93)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 1, 1998,  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio  was known as the Federated
                  Utility Income Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 14.46%, 4th quarter 2001           Down 20.83%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -35.79%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -28.47%                      -14.55%
                  (12/31/99)
                  ---------------------- --------------------- ----------------------------
                  *Due to the events of September  11, 2001,  Massachusetts  Financial  Services  Company  ("MFS") acted as interim  co-sub-advisor  in  conjunction  with Fred Alger  Management,  Inc.  ("Alger") for the AST Alger
                  All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through  December 9, 2001.  Effective
                  December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 9.19%, 4th quarter 2001            Down 17.80%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -20.71%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -10.59%                      -14.55%
                  (12/31/99)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 17.84%, 2nd quarter 1999           Down 18.58%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ending
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                               -5.53%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               6.38%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       9.79%                        9.02%
                  (5/2/95)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 28.30%, 4th quarter 1999           Down 16.90%, 1st quarter 2001
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -30.98%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                              -2.84%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       1.34%                        6.16%
                  (5/2/96)
                  ---------------------- --------------------- ----------------------------
                  *Between December 31, 1998 and April 30, 2000, the AST Alliance Growth Portfolio was known as the AST
                  Oppenheimer Large-Cap Growth Portfolio, and OppenheimerFunds, Inc. served as Sub-advisor to the
                  Portfolio.  Prior to December 31, 1998, the Portfolio was known as the Robertson Stephens Value + Growth
                  Portfolio, and Robertson Stephens & Company Investment Management, L.P. served as Sub-advisor to the
                  Portfolio.

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 15.50%, 4th quarter 2001           Down 22.43%, 3rd quarter 2001
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                              -28.17%                      -22.09%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                     -15.00%                      -11.31%
                 (10/18/99)
                 ---------------------- --------------------- ----------------------------

graphic bar chart

                  ---------------------------------------- -------------------------------------
                  Best Quarter                             Worst Quarter
                  ---------------------------------------- -------------------------------------
                  ---------------------------------------- -------------------------------------
                  Up 36.36%, 4th quarter 1999              Down 18.06%, 3rd quarter 2001
                  ---------------------------------------- -------------------------------------

                  ---------------------------- --------------------- -----------------------------
                  Average annual total         Portfolio             Index:
                  returns for periods ended                          Standard & Poors 500 Index
                  12/31/02
                  ---------------------------- --------------------- -----------------------------
                  ---------------------------- --------------------- -----------------------------
                  1 year                                    -15.56%                       -22.09%
                  ---------------------------- --------------------- -----------------------------
                  ---------------------------- --------------------- -----------------------------
                  5 years                                     4.14%                        -0.58%
                  ---------------------------- --------------------- -----------------------------
                  ---------------------------- --------------------- -----------------------------
                  Since Inception                             4.18%                        -0.58%
                  (12/22/97)
                  ---------------------------- --------------------- -----------------------------

graphic bar chart

                 --------------------------------------- ------------------------------------
                 Best Quarter                            Worst Quarter
                 --------------------------------------- ------------------------------------
                 --------------------------------------- ------------------------------------
                 Up 33.97%, 4th quarter 1999             Down 26.71%, 1st quarter 2001
                 --------------------------------------- ------------------------------------

                 ------------------------ -------------------- -----------------------------
                 Average annual total     Portfolio            Index:
                 returns                                       Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 1 year                               -29.84%                       -22.09%
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 5 years                               -2.90%                        -0.58%
                 ------------------------ -------------------- -----------------------------
                 ------------------------ -------------------- -----------------------------
                 10 years                               7.71%                         9.34%
                 ------------------------ -------------------- -----------------------------
                * Prior to November 11, 2002,  the AST DeAM  Concentrated  Growth  Portfolio  was known as the AST JanCap
                Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 12.45%, 4th quarter 2001           Down 17.31%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -15.30%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -10.31%                      -18.88%
                  (10/23/00)
                  ---------------------- --------------------- ----------------------------
                  * Prior to May 1, 2002,  the AST DeAM  Large-Cap  Value  Portfolio  was known as the AST Janus  Strategic
                  Value Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up12.37%, 4th quarter 2001            Down 16.46%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -25.00%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                     -17.26%                      -17.71%
                  (5/1/01)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 11.44%, 4th quarter 2002           Down 18.87%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -13.24%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                      -7.39%                      -17.71%
                  (5/1/01)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 9.98%, 3rd quarter 2000            Down 9.03%, 3rd quarter 2002
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      NAREIT Equity REIT Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                                2.65%                        3.82%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                       2.74%                        3.30%
                 (1/2/98)
                 ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 21.58%, 4th quarter 1998           Down 17.53%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -20.64%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       0.19%                       -0.58%
                  (1/2/98)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 1,  2000,  the AST  Sanford  Bernstein  Managed  Index 500  Portfolio  was known as the AST
                  Bankers Trust Managed  Index 500  Portfolio,  and Bankers  Trust  Company  served as  Sub-advisor  to the
                  Portfolio.

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 16.72%, 4th quarter 1998           Down 17.11%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                              -19.81%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 year                               -1.99%                       -0.58%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       1.70%                        4.40%
                  (1/2/97)
                  ---------------------- --------------------- ----------------------------
                  *Prior to May 4, 1999,  the AST American  Century  Income & Growth  Portfolio was known as the AST Putnam
                  Value Growth and Income Portfolio,  and Putnam Investment  Management,  Inc. served as Sub-advisor to the
                  Portfolio.

graphic bar chart

                  ------------------------------------ ---------------------------------------
                  Best Quarter                         Worst Quarter
                  ------------------------------------ ---------------------------------------
                  ------------------------------------ ---------------------------------------
                  Up 16.94%, 4th quarter 1998          Down 18.25%, 3rd quarter 2002
                  ------------------------------------ ---------------------------------------

                  --------------------- --------------------- --------------------------------
                  Average annual        Portfolio             Index:
                  total returns                               Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  --------------------- --------------------- --------------------------------
                  --------------------- --------------------- --------------------------------
                  1 year                             -23.28%                          -22.09%
                  --------------------- --------------------- --------------------------------
                  --------------------- --------------------- --------------------------------
                  5 year                               1.02%                           -0.58%
                  --------------------- --------------------- --------------------------------
                  --------------------- --------------------- --------------------------------
                  10 years                             8.76%                            9.34%
                  --------------------- --------------------- --------------------------------
                 *Prior to May 1, 2000, the AST Alliance Growth and Income Portfolio was known as the AST Lord Abbett
                 Growth and Income Portfolio, and Lord, Abbett & Co. LLC served as Sub-advisor to the Portfolio.

graphic bar chart

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 8.15%, 4th quarter 2001            Down 16.32%, 3rd quarter 2002
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ----------------------------
                 Average annual total   Portfolio             Index:
                 returns                                      Standard & Poors 500 Index
                 For periods ended
                 12/31/02
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 1 year                              -21.62%                      -22.09%
                 ---------------------- --------------------- ----------------------------
                 ---------------------- --------------------- ----------------------------
                 Since Inception                     -10.60%                      -11.31%
                 (10/18/99)
                 ---------------------- --------------------- ----------------------------

graphic bar chart

                 ------------------------------------------------ ----------------------------------
                 Best Quarter                                     Worst Quarter
                 ------------------------------------------------ ----------------------------------
                 ------------------------------------------------ ----------------------------------
                 Up 12.32%, 4th quarter 1998                      Down 16.19%, 3rd quarter 2002
                 ------------------------------------------------ ----------------------------------

                 ----------------------------------- -------------------- --------------------------
                 Average annual total returns        Portfolio            Index:
                 For periods ended 12/31/02                               Standard & Poors 500
                                                                          Index
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 1 year                                          -17.49%                    -22.09%
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 5 years                                           0.01%                     -0.58%
                 ----------------------------------- -------------------- --------------------------
                 ----------------------------------- -------------------- --------------------------
                 Since Inception                                   6.97%                      9.77%
                 (1/4/94)
                 ----------------------------------- -------------------- --------------------------

graphic bar chart

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 16.25%, 4th quarter 1999           Down 12.44%, 3rd quarter 2001
                  ------------------------------------- --------------------------------------

                  ---------------------- ---------------- ------------------------------------
                  Average annual total   Portfolio        Index:
                  returns                                 Blended   Index  (60%   Standard  &
                  For periods ended                       Poors  500,  40%  Lehman   Brothers
                  12/31/02                                Government/
                                                          Credit Index)
                  ---------------------- ---------------- ------------------------------------
                  ---------------------- ---------------- ------------------------------------
                  1 year                         -15.43%                               -8.84%
                  ---------------------- ---------------- ------------------------------------
                  ---------------------- ---------------- ------------------------------------
                  5 years                         -0.53%                                2.70%
                  ---------------------- ---------------- ------------------------------------
                  ---------------------- ---------------- ------------------------------------
                  Since Inception                  5.40%                                8.57%
                  (5/4/93)
                  ---------------------- ---------------- ------------------------------------
                  *Between May 4, 1999 to May 1, 2002,  the AST DeAM Global  Allocation  Portfolio was known as the AST AIM
                  Balanced  Portfolio and A I M Capital  Management,  Inc.  served as Sub-Advisor  to the  Portfolio.  From
                  October  15, 1996 to May 4, 1999,  the  Portfolio  was known as the AST Putnam  Balanced  Portfolio,  and
                  Putnam  Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  Prior to October 15, 1996,
                  Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio.

graphic bar chart

                  ----------------------------------------- ----------------------------------------
                  Best Quarter                              Worst Quarter
                  ----------------------------------------- ----------------------------------------
                  ----------------------------------------- ----------------------------------------
                  Up 14.12%, 4th quarter 1998               Down 8.89%, 3rd quarter 2002
                  ----------------------------------------- ----------------------------------------

                  ------------------------------------ --------------- -----------------------------
                  Average annual total returns         Portfolio       Blended Index (60% Standard
                  For periods ended 12/31/02                           & Poors 500, 40% Lehman
                                                                       Aggregate Bond Index)*
                  ------------------------------------ --------------- -----------------------------
                  ------------------------------------ --------------- -----------------------------
                  1 year                                       -9.74%                        -8.84%
                  ------------------------------------ --------------- -----------------------------
                  ------------------------------------ --------------- -----------------------------
                  5 years                                       2.88%                         2.70%
                  ------------------------------------ --------------- -----------------------------
                  ------------------------------------ --------------- -----------------------------
                  Since Inception                               4.57%                         5.86%
                  (1/2/97)
                  ------------------------------------ --------------- -----------------------------

graphic bar chart

                  ------------------------------------- ----------------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- ----------------------------------------------
                  ------------------------------------- ----------------------------------------------
                  Up 11.92%, 4th quarter 1998           Down 10.47%, 3rd quarter 2002
                  ------------------------------------- ----------------------------------------------

                  --------------------------- --------------- ----------------------------------------
                  Average annual total        Portfolio       Index:
                  returns                                     Blended Index (60% Standard & Poors
                  For periods ended 12/31/02                  500, 40% Lehman Brothers Government/
                                                              Credit Index)
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  1 year                              -9.89%                                   -8.84%
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  5 years                              2.19%                                    2.70%
                  --------------------------- --------------- ----------------------------------------
                  --------------------------- --------------- ----------------------------------------
                  Since Inception                      6.96%                                    8.46%
                  (1/4/94)
                  --------------------------- --------------- ----------------------------------------

graphic bar chart

                  ------------------------------------- --------------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------------
                  ------------------------------------- --------------------------------------------
                  Up 7.85%, 2nd quarter 2002            Down 5.56%, 1st quarter 1999
                  ------------------------------------- --------------------------------------------

                  ----------------------------------------- -------------- -------------------------
                  Average annual total returns              Portfolio      Index:
                  For periods ended 12/31/02                               Lehman Brothers Global
                                                                           Aggregate Index
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  1 year                                           15.03%                    16.53%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  5 years                                           4.33%                     5.66%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  Since Inception                                   3.62%                     5.80%
                  (5/3/94)
                  ----------------------------------------- -------------- -------------------------
                  *Prior  to May 1,  1996,  the AST T. Rowe  Price  Global  Bond  Portfolio  was  known as the AST  Scudder
                  International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.

graphic bar chart

                  -------------------------------------- -------------------------------------
                  Best Quarter                           Worst Quarter
                  -------------------------------------- -------------------------------------
                  -------------------------------------- -------------------------------------
                  Up 5.73%, 1st quarter 1995             Down 7.35%, 4th quarter 2000
                  -------------------------------------- -------------------------------------

                  ---------------------- --------------------- -------------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Merrill Lynch High Yield Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  1 year                                0.04%                          -1.14%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  5 years                              -1.09%                           1.24%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  Since Inception                       3.94%                           5.21%
                  (1/4/94)
                  ---------------------- --------------------- -------------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 5.88%, 4th quarter 2001            Down 3.24%, 3rd quarter 2001
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Standard & Poors 500 Index
                  For periods ended
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                                0.41%                      -22.09%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       2.26%                      -14.55%
                  (12/31/99)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 6.22%, 3rd quarter 2001            Down 2.54%, 1st quarter 1996
                  ------------------------------------- --------------------------------------

                  ---------------------- --------------------- -------------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      LB
                  For periods ended                            Aggregate Index
                  12/31/02
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  1 year                                9.22%                          10.27%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  5 years                               7.51%                           7.54%
                  ---------------------- --------------------- -------------------------------
                  ---------------------- --------------------- -------------------------------
                  Since Inception                       7.34%                           7.27%
                  (1/4/94)
                  ---------------------- --------------------- -------------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 2.95%, 4th quarter 1998            Down 0.52%, 1st quarter 1996
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ----------------------------
                  Average annual total   Portfolio             Index:
                  returns                                      Merrill Lynch 1-3 Year
                  For periods ended                            Index
                  12/31/02
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  1 year                                6.21%                        5.88%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  5 years                               6.30%                        6.48%
                  ---------------------- --------------------- ----------------------------
                  ---------------------- --------------------- ----------------------------
                  Since Inception                       6.22%                        6.58%
                  (5/2/95)
                  ---------------------- --------------------- ----------------------------

graphic bar chart

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 1.77%, 3rd quarter 2000            Up 0.28%, 4th quarter 2002
                  ------------------------------------- -----------------------------------

                  ------------------------------------- -----------------------------------
                  7-day yield (as of 12/31/02)                                       0.91%
                  ------------------------------------- -----------------------------------
                  *Prior to September  22, 2001 J.P.  Morgan  Investment  Management,  Inc.  served as  Sub-advisor  to the
                  Portfolio.

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2002.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                          NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                               NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                Management    Distribution  Other        Total Annual     Fee Waivers    Net
                                                Fees          and           Expenses     Portfolio       and Expense     Annual
                                                              Service                    Operating       Reimbursement(2)Portfolio
Portfolio:                                                    (12b-1)                    Expenses                        Operating
                                                              Fees(1)                                                    Expenses
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
AST Strong International Equity                     0.88          0.12         0.21           1.21            N/A           1.21
AST William Blair International Growth              1.00          0.10         0.23           1.33           (0.10)         1.23
AST American Century International Growth           1.00          0.00         0.25           1.25            N/A           1.25
AST DeAM International Equity                       1.00          0.00         0.44           1.44           (0.15)         1.29
AST MFS Global Equity                               1.00          0.00         0.41           1.41            N/A           1.41
AST PBHG Small-Cap Growth                           0.90          0.11         0.22           1.23            N/A           1.23
AST DeAM Small-Cap Growth                           0.95          0.00         0.20           1.15           (0.15)         1.00
AST Federated Aggressive Growth                     0.95          0.00         0.43           1.38           (0.03)         1.35
AST Goldman Sachs Small-Cap Value                   0.95          0.11         0.21           1.27            N/A           1.27
AST Gabelli Small-Cap Value                         0.90          0.01         0.19           1.10            N/A           1.10
AST DeAM Small-Cap Value                            0.95          0.00         0.53           1.48           (0.33)         1.15
AST Goldman Sachs Mid-Cap Growth                    1.00          0.07         0.26           1.33           (0.10)         1.23
AST Neuberger Berman Mid-Cap Growth                 0.90          0.06         0.20           1.16            N/A           1.16
AST Neuberger Berman Mid-Cap Value                  0.90          0.09         0.17           1.16            N/A           1.16
AST Alger All-Cap Growth                            0.95          0.15         0.19           1.29            N/A           1.29
AST Gabelli All-Cap Value                           0.95          0.00         0.24           1.19            N/A           1.19
AST T. Rowe Price Natural Resources                 0.90          0.03         0.23           1.16            N/A           1.16
AST Alliance Growth                                 0.90          0.03         0.20           1.13            N/A           1.13
AST MFS Growth                                      0.90          0.10         0.18           1.18            N/A           1.18
AST Marsico Capital Growth                          0.90          0.04         0.16           1.10           (0.01)         1.09
AST Goldman Sachs Concentrated Growth               0.90          0.04         0.15           1.09           (0.06)         1.03
AST DeAM Large-Cap Growth                           0.85          0.00         0.23           1.08           (0.10)         0.98
AST DeAM Large-Cap Value                            0.85          0.04         0.24           1.13           (0.10)         1.03
AST Alliance/Bernstein Growth + Value               0.90          0.00         0.23           1.13            N/A           1.13
AST Sanford Bernstein Core Value                    0.75          0.00         0.25           1.00            N/A           1.00
AST Cohen & Steers Realty                           1.00          0.03         0.23           1.26            N/A           1.26
AST Sanford Bernstein Managed Index 500             0.60          0.08         0.16           0.84            N/A           0.84
AST American Century Income & Growth                0.75          0.00         0.23           0.98            N/A           0.98
AST Alliance Growth and Income                      0.75          0.08         0.15           0.98           (0.02)         0.96
AST MFS Growth with Income                          0.90          0.01         0.28           1.19            N/A           1.19
AST INVESCO Capital Income                          0.75          0.03         0.17           0.95            N/A           0.95
AST DeAM Global Allocation                          0.10          0.00         0.04           0.14            N/A           0.14
AST American Century Strategic Balanced             0.85          0.00         0.25           1.10            N/A           1.10
AST T. Rowe Price Asset Allocation                  0.85          0.00         0.26           1.11            N/A           1.11
AST T. Rowe Price Global Bond                       0.80          0.00         0.26           1.06            N/A           1.06
AST Federated High Yield                            0.75          0.00         0.19           0.94            N/A           0.94
AST Lord Abbett Bond-Debenture                      0.80          0.00         0.24           1.04            N/A           1.04
AST DeAM Bond                                       0.85          0.00         0.23           1.08           (0.15)         0.93
AST PIMCO Total Return Bond                         0.65          0.00         0.15           0.80           (0.02)         0.78
AST PIMCO Limited Maturity Bond                     0.65          0.00         0.18           0.83            N/A           0.83
AST Money Market                                    0.50          0.00         0.13           0.63           (0.05)         0.58
(1) As discussed below under  "Management of the Trust - Fees and Expenses",  the Trustees adopted a Distribution Plan (the
"Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolio.  While the  brokerage  commission  rates  and  amounts  paid by the  various
Portfolios  are not expected to increase as a result of the  Distribution  Plan,  the staff of the  Securities and Exchange
Commission  takes the  position  that  commission  amounts  received  under the  Distribution  Plan should be  reflected as distribution  expenses of the Portfolios.  The Distribution Fees are derived and annualized from data regarding  commission amounts  directed to the affiliate under the Distribution  Plan.  Although there are no maximum amounts  allowable,  actual commission  amounts  directed under the  Distribution  Plan will vary and the amounts  directed during the last full fiscal year of the Plan's operations may differ from the amounts listed in the above chart.
(2) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,
2004. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses before such waivers and  reimbursements,  while the caption  "Net Annual  Fund  Operating  Expenses"  reflects  the effect of such  waivers and reimbursements.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Strong International Equity                      123               384              665               1,466
AST William Blair International Growth               125               390              676               1,489
AST American Century International Growth            127               397              686               1,511
AST DeAM International Equity                        131               409              708               1,556
AST MFS Global Equity                                144               446              771               1,691
AST PBHG Small-Cap Growth                            125               390              676               1,489
AST DeAM Small-Cap Growth                            102               318              552               1,225
AST Federated Aggressive Growth                      137               428              739               1,624
AST Goldman Sachs Small-Cap Value                    129               403              697               1,534
AST Gabelli Small-Cap Value                          112               350              606               1,340
AST DeAM Small-Cap Value                             117               365              633               1,398
AST Goldman Sachs Mid-Cap Growth                     125               390              676               1,489
AST Neuberger Berman Mid-Cap Growth                  118               368              638               1,409
AST Neuberger Berman Mid-Cap Value                   118               368              638               1,409
AST Alger All-Cap Growth                             131               409              708               1,556
AST Gabelli All-Cap Value                            121               378              654               1,443
AST T. Rowe Price Natural Resources                  118               368              638               1,409
AST Alliance Growth                                  115               359              622               1,375
AST MFS Growth                                       120               375              649               1,432
AST Marsico Capital Growth                           111               347              601               1,329
AST Goldman Sachs Concentrated Growth                105               328              569               1,259
AST DeAM Large-Cap Growth                            100               312              542               1,201
AST DeAM Large-Cap Value                             105               328              569               1,259
AST Alliance/Bernstein Growth + Value                115               359              622               1,375
AST Sanford Bernstein Core Value                     102               318              552               1,225
AST Cohen & Steers Realty                            128               400              692               1,523
AST Sanford Bernstein Managed Index 500                86              268              466               1,037
AST American Century Income & Growth                 100               312              542               1,201
AST Alliance Growth and Income                        98               306              531               1,178
AST MFS Growth with Income                           121               378              654               1,443
AST INVESCO Capital Income                            97               303              526               1,166
AST DeAM Global Allocation                            14               45               79                179
AST American Century Strategic Balanced              112               350              606               1,340
AST T. Rowe Price Asset Allocation                   113               353              612               1,352
AST T. Rowe Price Global Bond                        108               337              585               1,294
AST Federated High Yield                              96               300              520               1,155
AST Lord Abbett Bond-Debenture                       106               331              574               1,271
AST DeAM Bond                                         95               296              515               1,143
AST PIMCO Total Return Bond                           80               249              433                 966
AST PIMCO Limited Maturity Bond                       85               265              460               1,025
AST Money Market                                      59               186              324                 726

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks,  opportunities and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios  generally are not fundamental  policies and may be changed by the Trustees without  shareholder approval.

         There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio,  (formerly,  the AST AIM International Equity Portfolio)
is to seek  long-term  capital  growth by investing in a  diversified  portfolio of  international  equity  securities  the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in  equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio  invests  its assets.  Equity securities  include common stocks,  securities  convertible into common stocks and securities having common stock  characteristics or other derivative  instruments whose value is based on common stocks, such as rights,  warrants or
options  to  purchase  common  stock,  preferred  stock,   convertible  preferred  stock,  convertible  bonds,  convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

         The Portfolio seeks to meet its investment  objective by normally investing  primarily in a diversified  portfolio of equity  securities  of  companies  located or  operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity  securities  will  ordinarily  be traded on a  recognized  foreign  securities  exchange  or traded in a foreign  over-the-counter  market in the country  where the issuer is  principally  based,  but may also be traded in other countries  including the United States. The Sub-advisor  intends to focus on companies with an above-average  potential for long-term  growth and  attractive  relative  valuations.  The  Sub-advisor  selects  companies  based on five key  factors:
growth,  valuation,  management,  risk and sentiment.  In addition,  the Sub-advisor looks for companies with the following characteristics:  (1) a  distinguishable  franchise  on a local,  regional  or global  basis;  (2) a history  of  effective management  demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies;  and (4)
an ability to capitalize on a changing business environment.

         The Portfolio will normally allocate assets among a variety of countries,  regions and industry sectors, investing in at least five countries outside of the United States.  In selecting  countries,  the Sub-advisor  considers such factors as economic growth  prospects,  monetary and fiscal policies,  political  stability,  currency trends and market liquidity.
The  Portfolio  may invest up to 40% of its total assets in any one country and up to 25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

         As with any equity fund,  the  fundamental  risk  associated  with the Portfolio is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in response to many  factors,  including the historical and prospective earnings of the issuer, the value of its assets,  general economic  conditions,  interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and  degree of share  price fluctuation  of the  Portfolio  may be  greater  than a fund  investing  primarily  in  domestic  securities.  The risks of investing  in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and  Investment
Methods,"  include  political and economic  conditions and  instability in foreign  countries,  less available  information about foreign  companies,  lack of strict  financial and accounting  controls and standards,  less liquid and more volatile securities  markets,  and fluctuations in currency exchange rates. While the Portfolio may engage in transactions  intended to hedge its  exposure to  fluctuations  in foreign  currencies,  it does not  normally do so. To the extent the  Portfolio invests in securities of issuers in developing  countries,  the Portfolio may be subject to even greater levels of risk and share  price  fluctuation.  Transaction  costs  are  often  higher  in  developing  countries  and  there  may be delays in settlement of transactions.

Other Investments:

         The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities  exchangeable for or convertible into marketable  equity  securities of foreign  companies.  In addition,  the Portfolio may regularly invest up to 20% of its total assets in high-grade  short-term debt securities,  including U.S.  Government  obligations,  investment grade corporate bonds or taxable  municipal  securities,  whether  denominated in U.S. dollars or foreign  currencies.  The
Portfolio also may purchase and write (sell)  covered call and put options on securities  and stock indices.  The Portfolio may also purchase and sell stock and interest rate futures  contracts and options on these futures  contracts.  The purpose of these  transactions is to hedge against changes in the market value of the Portfolio's  portfolio  securities  caused by changing  interest  rates and  market  conditions,  and to close out or offset  existing  positions  in  options or futures contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional  information about convertible  securities,  options,  futures contracts and other investments that the
Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to  regularly  investing  up to 20% of its total  assets in  short-term  debt securities  as noted  above,  the  Portfolio  may hold all or a  significant  portion of its assets in cash,  money  market instruments,  bonds or other debt  securities in  anticipation  of or in response to adverse market  conditions or for cash management  purposes.  While the  Portfolio is in such a defensive  position,  the  opportunity  to achieve its  investment objective of capital growth may be limited.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Janus Overseas Growth Portfolio) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States.  The 80%
investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio  pursues its objective  primarily  through  investments in equity securities of issuers located outside the United States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  The Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         Under normal circumstances,  the Portfolio primarily invests in securities of issuers from at least five different countries,  excluding  the United  States.  Although the  Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a "bottom  up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be  recognized  by the  market  at  large, regardless of where the companies are organized or where they primarily  conduct  business.  Although  themes may emerge in the Portfolio,  securities are generally  selected without regard to any defined  allocation  among  countries,  geographic regions  or  industry  sectors,  or other  similar  selection  procedure.  Current  income is not a  significant  factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in equity securities,  the fundamental risk associated with the Portfolio is the risk that the value of the equity  securities  it holds might  decrease.  Stock values may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests primarily  in the  securities  of foreign  issuers,  the risk  associated  with the  Portfolio  may be greater  than a fund investing  primarily  in domestic  securities.  For a further  discussion  of the risks  involved in  investing  in foreign securities,  see this  Prospectus  under  "Certain  Risk Factors and  Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer issuers,  which are more likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser  degree in debt  securities,  including  bonds rated below  investment  grade
("junk" bonds),  mortgage and asset-backed  securities and zero coupon,  pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including  forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the  Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek to achieve its  investment  objective by investing  primarily  in equity  securities  of international  companies  that the  Sub-advisor  believes will increase in value over time. The  Sub-advisor  uses a growth investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally,  the  Sub-advisor looks  for  companies  whose  earnings  and  revenues  are not only  growing,  but are  growing  at an  accelerating  pace.
Accelerating  growth is shown,  for  example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the Portfolio,  equity  securities  include common stocks,  preferred  stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy is based on the premise  that,  over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The  Sub-advisor  recognizes  that, in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of assets  among  different  countries  and regions also is an  important  factor in managing an  international portfolio.  For this reason,  the  Sub-advisor  will  consider a number of other factors in making  investment  selections, including  the prospects  for relative  economic  growth among  countries or regions,  economic and  political  conditions, expected inflation rates,  currency exchange  fluctuations and tax considerations.  Under normal conditions,  the Portfolio will  invest at least 65% of its  assets in equity  securities  of issuers  from at least  three  countries  outside of the
United  States.  In order to maintain  investment  flexibility,  the  Portfolio has not  otherwise  established  geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in  issuers in  developing  countries.  The  Portfolio  may make  foreign  investments  either  directly  in foreign securities,  or  indirectly  by  purchasing  depositary  receipts.  Securities  purchased in foreign  markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as  increase.  As a fund investing  primarily in equity  securities  of foreign  issuers,  the Portfolio may be subject to a level of risk and share price fluctuation  higher than most funds that invest primarily in domestic  equities.  Foreign companies may be subject to greater  economic  risks than  domestic  companies,  and  foreign  securities  are  subject to certain  risks  relating  to political,  regulatory  and market  structures  and events that domestic  securities  are not subject to. To the extent the
Portfolio invests in securities of issuers in developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the Portfolio  from time to time.  The Portfolio also may invest in bonds,  notes and debt securities of companies and obligations of domestic or foreign  governments and their agencies.  The
Portfolio  will limit its  purchases of debt  securities  to  investment  grade  obligations.  The Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The  Portfolio  may  invest  in  derivative  securities.   Certain  of  these  derivative
securities may be described as  "index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other  financial  indicators  ("reference  indices").  The  Portfolio  may not invest in a derivative  security  unless the reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For  example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward  Currency  Exchange  Contracts.  As a fund  investing  primarily in foreign  securities,  the value of the
Portfolio will be affected by changes in the exchange rates between  foreign  currencies  and the U.S.  dollar.  To protect against  adverse  movements in exchange  rates,  the Portfolio may, for hedging  purposes only,  enter into forward foreign currency  exchange  contracts.  The  Portfolio  may enter into a forward  contract  to  "lock-in"  an  exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract to seek to protect its holdings in a particular  currency from a decline in that currency.  Predicting  the relative  future values of currencies is very difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency  movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may invest up to 10% of its assets in certain  foreign  countries indirectly through investment funds and registered  investment  companies that invest in those countries.  If the Portfolio invests in investment  companies,  it will bear its proportionate share of the costs incurred by such companies,  including any investment advisory fees.

         Additional  information  about the  securities  that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments.  Under exceptional market or economic conditions,  the Portfolio may temporarily invest all or a  substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST DeAM INTERNATIONAL EQUITY portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Founders Passport  Portfolio) is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in  equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio  invests  its assets.  Equity securities  include common stocks,  securities  convertible into common stocks and securities having common stock  characteristics or other derivative  instruments whose value is based on common stocks, such as rights,  warrants or
options  to  purchase  common  stock,  preferred  stock,   convertible  preferred  stock,  convertible  bonds,  convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

         The Portfolio pursues its investment objective,  under normal market conditions, by investing primarily in issuers located in developed  countries  outside the United  States that are  represented  in the MSCI EAFE(R)Index.  The MSCI EAFE(R)
Index tracks stocks in Australia,  Austria,  Belgium,  Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan,
the  Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain,  Sweden,  Switzerland and the United  Kingdom.  The
Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI EAFE(R)Index through active stock  selection.  The  targeted  tracking  error  of this  Portfolio  is 4% with a  standard  deviation  of +/- 4%.  It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the MSCI EAFE(R)Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection.  The Sub-advisor  considers a number of factors in  determining  whether to invest in a stock,  including  earnings  growth  rate,  analysts'  estimates  of future earnings and industry-relative price multiples.  Other factors are cashflow growth as well as earnings and price momentum.

         The  Sub-advisor  generally  takes a "bottom up"  approach to building the  Portfolio,  searching  for  individual companies that  demonstrate  the best potential for  significant  return.  The allocation to regions,  capitalizations  and industries is targeted to be similar to that of the MSCI EAFE(R)Index while  individual  stock  positions will vary with the objective  to  produce  superior  performance  relative  to  the  Index  through  stock  selection.  In  the  selection  of investments,  long-term  capital  appreciation  will take precedence  over short range market  fluctuations.  However,  the
Portfolio may occasionally make investments for short-term capital appreciation.

         Like  all  equity  securities,  the  market  values  of  the  securities  held  by  the  Portfolio  can  fluctuate significantly,  reflecting the business  performance of the issuing  company,  investor  perception or general  economic or financial market  movements.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

         Investments in foreign  securities  involve  different  risks than U.S.  investments,  including  fluctuations  in currency exchange rates, unstable political and economic structures,  reduced availability of public information,  and lack of uniform financial  reporting and regulatory  practices such as those that apply to U.S. issuers.  Foreign investments of the  Portfolio  may include  securities  issued by companies  located in  developing  countries.  Developing  countries are subject to more economic,  political and business risk than major  industrialized  nations,  and the securities  they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

         For an additional discussion of the risks involved in foreign securities,  see this Prospectus under "Certain Risk
Factors and Investment Methods."

Other Investments:

         Options,  Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices,  which options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures  transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments  including  forward  currency  transactions  and swaps in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  Up to 100%  of the  assets  of the  Portfolio  may be  invested  temporarily  in cash or cash equivalents in response to extraordinary  adverse  political,  economic or stock market events.  Temporary  investments may include U.S. or foreign government obligations,  commercial paper, bank obligations,  and repurchase agreements.  While the
Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective  of capital  growth will be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in  equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio  invests  its assets.  Equity securities  include common stocks,  securities  convertible into common stocks and securities having common stock  characteristics or other derivative  instruments whose value is based on common stocks, such as rights,  warrants or
options  to  purchase  common  stock,  preferred  stock,   convertible  preferred  stock,  convertible  bonds,  convertible debentures,  convertible  notes,  depository  receipts,  futures  contracts  and swaps.  The  Portfolio  will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

         The Portfolio  focuses on companies that the Sub-advisor  believes have favorable  growth prospects and attractive valuations  based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively  large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         As a fund that invests primarily in common stocks,  the value of the securities held by the Portfolio may decline, either because of changing economic,  political or market  conditions,  or because of the economic condition of the company that issued the  security.  As a global fund that invests in both U.S. and foreign  securities,  the  Portfolio's  level of risk may be lower  than  that of many  international  funds  but  higher  than  that of many  domestic  equity  funds.  The
Portfolio's  investments in foreign stocks may cause the risk and degree of share price  fluctuation of the Portfolio to be greater than a fund investing primarily in domestic  securities.  The risks of investing in foreign  securities,  which are described in more detail below under  "Certain Risk Factors and Investment  Methods,"  include risks relating to political, social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency  exchange  rates.  To the extent the Portfolio  invests in the securities of issuers in developing countries,  the risks relating to investing in foreign  securities  likely will be  accentuated.  The Portfolio may also be subject to  increased  risk if it makes  significant  investments  in  securities  traded  over-the-counter,  because  such securities are frequently  those of smaller  companies that generally  trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related  securities,  the Portfolio may purchase and sell futures  contracts and related options on securities  indices,  foreign  currencies and interest rates for hedging and  non-hedging  purposes.  The  Portfolio  may also enter into  forward  contracts  for the  purchase  or sale of foreign currencies  for hedging and  non-hedging  purposes.  The  Portfolio  may purchase and write (sell)  options on  securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets  in small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The  Portfolio  normally  pursues  its  objective  by  investing  primarily  in the common  stocks of  small-sized companies.  For purposes of the  Portfolio,  small-sized  companies  are generally  those that have market  capitalizations similar to the market  capitalizations  of the companies in the Russell  2000(R)Growth Index at the time of the  Portfolio's investment.  The  Sub-advisor  expects to focus  primarily  on those  securities  whose  market  capitalizations  or annual revenues are less than $1 billion at the time of  purchase.  The size of the  companies  in the Russell  2000(R)Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions.

         The  Sub-Advisor  believes that discipline and consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Portfolio,  the Sub-Advisor  uses a fundamental and  quantitative investment  process that is extremely focused on business  momentum,  as demonstrated by such things as earnings or revenue and  sales  growth.  Using its own  fundamental  research  and  bottom-up  approach  to  investing,  the  Sub-Advisor  also identifies  those  companies  which are  currently  out of favor in the  market  place but have the  potential  to  achieve significant  appreciation  as the  market  place  recognizes  their  fundamental  value and  their  growth  potential.  The
Sub-Advisor begins its investment  process by creating a universe for companies that possess the growth  characteristics it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its universe using  proprietary software and research models that incorporate  attributes for successful  growth like positive earnings  surprises,  upward earnings estimate  revisions and accelerating  sales and earnings growth.  The Sub-Advisor will also review its universe to identify  companies  which  possess  growth  attributes  but whose growth  potential  and  fundamental  value have not been recognized by the market and whose stock may be considered  underpriced  using certain  financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar companies, its  competitive  advantages  like  brand or  market  niche,  its  management  team and its  current  and  future  business prospects.  Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor  evaluates each company's  business  momentum to determine whether the company can sustain its current growth trend, or if the company is currently  out of market favor,  whether it has the potential to achieve  significant  appreciation  as the  marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends  on many  factors.  Generally  speaking,  however,  the
Sub-Advisor  considers  selling  a  security  when  anticipated  future  appreciation  is no longer  probable,  alternative investments  offer  superior  appreciation  prospects,  the  risk of a  decline  in its  market  price  is too  great  or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds might  decrease and you could lose money.  The prices of the  securities in the Portfolios will  fluctuate.  These price  movements  may occur  because of changes in the  financial  markets as a whole,  a company's individual  situation  or industry  changes.  These risks are greater for  companies  with smaller  market  capitalizations because they tend to have more limited  product  lines,  markets and financial  resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks, warrants, and convertible securities

In  addition,  the  Portfolio  may invest in the  following  types of  securities  and engage in the  following  investment techniques:

         Foreign Securities.  The Portfolio may invest up to 15% of its total assets in foreign  securities.  The Portfolio may invest directly in foreign securities  denominated in foreign currencies,  or may invest through depositary receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic securities.  American  Depository  Receipts  and  foreign  issuers  traded in the United  States are not  considered  to be
Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices  and  foreign  currencies  and  options on such  contracts,  and may  invest in  options on  securities,
financial  indices  and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products
(collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to  hedge  the  value  of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and other equity  securities.  The  Portfolio's  cash and similar investments  may include  high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor or others.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Scudder Small-Cap Growth Portfolio)
is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets  in small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market  conditions,  by investing  primarily in the equity securities of small sized companies  included in the Russell 2000(R)Growth Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms the Russell 2000(R)Growth Index through active stock selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the performance of small-sized  companies with above average growth prospects.  As of December 31, 2002, the average market  capitalization of the  companies in the Russell 2000(R)Growth Index was $410 million and the median  market  capitalization  was $320 million.
The size of the  companies  in the Russell  2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation may be higher.  For purposes of this  Portfolio,  the  strategy of  attempting  to  correlate  a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to  building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for  significant  returns.  The allocation to industries and  capitalization is targeted to be similar to that of the Russell  2000(R)Growth  Index.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally   make  investments  for  short-term   capital
appreciation.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  Because of the  Portfolio's  focus on the stocks of smaller growth  companies,  investment in the Portfolio may involve  substantially  greater than average share price  fluctuation and investment risk. A fund focusing on growth stocks will generally  involve greater risk and share price  fluctuation  than a fund investing  primarily in value stocks.  While the Portfolio  attempts to outperform  the Russell 2000(R)Growth Index,  the Portfolio  also may  under-perform  the Russell
2000(R)Growth Index over short or extended periods.

         In addition,  investments in securities of smaller companies are generally considered to offer greater opportunity for  appreciation  and to involve  greater risk of  depreciation  than securities of larger  companies.  Smaller  companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger  companies, they are often  subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price fluctuations of these  securities  include the less certain growth  prospects of smaller firms and the greater  sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices,  which options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures  transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its investment  objective by investing in the stocks of small  companies that are traded on national security  exchanges,  NASDAQ stock exchange and on the  over-the-counter  market.  Small companies will be defined as  companies  with  market  capitalizations  similar  to  companies  in  the  Russell  2000  Index  (which  had  a  market capitalization  range of $3 million  to $2.2  billion as of March 31,  2003) or the  Standard & Poor's  Small Cap 600 Index
(which had a market  capitalization  range of $31 million to $2.35 billion as of March 31, 2003.  Such  definition  will be applied at the time of  investment  and the  Portfolio  will not be required to sell a stock  because the company has grown outside the market  capitalization  range of small  capitalization  stocks.  Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

         The  Sub-advisor's  process for selecting  investments is bottom-up and  growth-oriented.  There is an emphasis on individual  stock  selection  rather  than  trying to time the highs and lows of the  market or  concentrating  in  certain industries or sectors.  The Sub-advisor  assesses individual  companies from the perspective of a long-term  investor.  The
Sub-advisor  seeks to purchase  stocks of companies  that it believes:  are  profitable  and leaders in the industry;  have distinct products and services which address substantial  markets;  can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

         As with any fund investing primarily in equity securities,  the Portfolio is subject to the risk that the value of equity  securities in the Portfolio will decline.  These  declines may occur in the form of a sustained  trend or a drastic movement.  The prices of  individual  portfolio  stocks  will  fluctuate  because of factors  specific  to that  company or because of changes in stock valuations generally.

         Because of the  Portfolio's  emphasis on small company  growth  stocks,  the Portfolio will likely be subject to a degree of risk and share  price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily,  the less liquid its stock and the more volatile its price.  Companies with smaller  market  capitalizations  also tend to have unproven  track records,  a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth  stocks are typically  more  volatile  than value stocks.  For instance,  the price of a growth  stock may  experience  a larger  decline  on a  forecast  of lower  earnings,  a negative fundamental  development,  or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more  adversely  affected in a down market  compared to value  stocks that pay higher  dividends.  In  addition,  the  Portfolio's  level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

         Short Sales. The Portfolio may make short sales of securities  listed on one or more national  exchanges or on the
NASDAQ  stock  exchange.  A short  sale  means  selling a  security  the  Portfolio  does not own to take  advantage  of an anticipated  decline in the stock's price.  Once the Portfolio  sells the security  short,  it has an obligation to replace the  borrowed  security.  If it can buy the  security  back at a lower  price,  a  profit  results.  In no  event  will the
Portfolio engage in short sales  transactions if it would cause the market value of all of the Portfolio's  securities sold short to  exceed  25% of its net  assets.  The  value of the  securities  of any one  issuer  that  may be  shorted  by the
Portfolio is limited to the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities of any class of the issuer.  The Portfolio  may also "sell short against the box," i.e.,  the  Portfolio  owns  securities  identical to those sold  short.  Short  sales  against  the box are not  subject to the 25%  limitation.  A capital  gain is  recognized immediately  upon  entering  into a short sale against the box with  respect to an  appreciated  security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

         The  Portfolio may attempt to manage market risk and cash by buying and selling  financial  futures  contracts and options.  This may include the purchase of futures  contracts  as a substitute  for direct  investments  in stocks.  It may also  include  the  purchase  and  sale of  options  to  protect  against  general  declines  in stock  prices.  Additional information on the types of securities in which the Portfolio may invest,  including futures contracts,  options,  Exchange
Traded  Funds and foreign  securities,  including  American  Depositary  Receipts,  is included  in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  temporarily  depart  from its  principal  investment  strategies  by investing  its  assets  in cash  and  short-term  debt  securities  and  similar  obligations.  It may do this to  minimize potential  losses and maintain  liquidity to meet  shareholder  redemptions  during  adverse  market  conditions.  When the
Portfolio  is in such a defensive  position,  the  ability to achieve its  investment  objective  of capital  growth may be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek its objective through investments  primarily in equity securities of small  capitalization companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks,  the Sub-advisor  looks for companies using the Sub-advisor's value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

      The Portfolio has a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  The Portfolio  generally defines small  capitalization  companies as companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller  stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of  improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more  investors come to recognize the  company's  underlying  potential.  The price of shares in  relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria  are not rigid,  and other  stocks may be included  in the  Portfolio  if they are  expected to help it attain its objective.  Dividend and investment income is of incidental importance.

         Although the  Portfolio  typically  will hold a large number of  securities  and follow a relatively  conservative value-driven  investment  strategy,  the Portfolio does entail  above-average  investment risk and share price  fluctuation compared to the overall U.S. stock market.  The small  capitalization  companies in which the Portfolio  primarily  invests may offer  significant  appreciation  potential.  However,  smaller  companies  may carry more risk than larger  companies.
Generally,  small companies rely on limited  product lines,  markets and financial  resources,  and these and other factors may make  them more  susceptible  to  setbacks  or  economic  downturns.  Smaller  companies  normally  have  fewer  shares outstanding  and trade less  frequently  than large  companies.  Therefore,  the  securities  of smaller  companies  may be subject to wider price fluctuations.

Other Investments:

         The  Portfolio  may engage in various  portfolio  strategies to reduce  certain  risks of its  investments  and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national  securities  exchanges.  The Portfolio may purchase and sell stock index  futures  for certain  hedging  and risk  management  purposes.  New  financial  products  and risk  management techniques  continue  to be  developed  and the  Portfolio  may use these new  investments  and  techniques  to the  extent consistent with its investment objective and policies.

         The  Portfolio  may invest up to 25% of its net  assets (at the time of  investment)  in  securities  (of the type described  above) that are primarily  traded in foreign  countries.  The Portfolio may enter into forward foreign  currency exchange  contracts in connection  with its  investments in foreign  securities.  The Portfolio  also may purchase  foreign currency put options and write  foreign  currency  call options on U.S.  exchanges or U.S.  over-the-counter  markets.  The
Portfolio  may write a call  option on a foreign  currency  only in  conjunction  with a  purchase  of a put option on that currency.

         The Portfolio also may invest in preferred stocks and bonds that either have attached  warrants or are convertible into common stocks.

         Additional  information about these investments and investment  techniques and their risks is included below under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary  defensive purposes or pending other investments,  the Portfolio may invest in high-quality,  short-term debt obligations of banks,  corporations or the U.S.  Government.  While the Portfolio is in a
defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST Gabelli SMALL-Cap Value PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide  long-term  capital  growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio has a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  The Portfolio  generally  defines small  capitalization  companies as companies with a capitalization  of $1.5 billion or less.

      Reflecting a value approach to investing,  the Portfolio will seek the stocks of companies whose current stock prices do not appear to  adequately  reflect  their  underlying  value as  measured  by assets,  earnings,  cash flow or  business franchises.  The  Sub-advisor's  research  team  seeks to  identify  companies  that  appear to be  undervalued  by various measures,  and  may be  temporarily  out of  favor,  but  have  good  prospects  for  capital  appreciation.  In  selecting investments, the Sub-advisor generally looks to the following:

         (1) Low  price/earnings,  price/book  value or total  capitalization/cash  flow ratios  relative to the  company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will  focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The Portfolio may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just  because the company has grown to a market  capitalization of more than $1.5 billion,  and it may on occasion purchase companies with a market cap of more than
$1.5 billion.

         As with all stock funds,  the Portfolio's  share price can fall because of weakness in the securities  market as a whole, in particular  industries or in specific  holdings.  Investing in small companies involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small  companies may be subject to more abrupt or erratic price  movements than larger  company  stocks.  Small  companies  often have limited  product  lines,  markets,  or financial  resources,  and  their  management  may lack  depth and  experience.  While a value  approach  to  investing  is generally  considered  to involve less risk than a growth  approach,  investing in value stocks  carries the risks that the market will not  recognize  the stock's  intrinsic  value for a long time,  or that a stock  judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Although  the  Portfolio  will  invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities, for example,  preferred stocks, convertible securities,  warrants and bonds when considered consistent with the
Portfolio's  investment  objective and policies.  The Portfolio may purchase preferred stock for capital appreciation where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.  Debt  securities  would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may invest up to 20% of its total  assets in foreign  securities,  including  American  Depositary
Receipts and  securities  of companies in  developing  countries,  and may enter into  forward  foreign  currency  exchange contracts.  (The  Portfolio  may  invest in  foreign  cash  items as  described  below in excess  of this 20%  limit.)  The
Portfolio  may enter into stock  index or  currency  futures  contracts  (or options  thereon)  for hedging  purposes or to provide an efficient  means of regulating  the  Portfolio's  exposure to the equity  markets.  The Portfolio may also write
(sell) call and put options and  purchase  put and call options on  securities,  financial  indices,  and  currencies.  The
Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics  of futures, options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves  without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be  invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market  mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  growth of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

           The Portfolio will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market  conditions,  by investing  primarily in the equity securities of small-sized  companies  included in the Russell 2000(R)Value Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell  2000(R)Value Index,  but which  outperforms  the Russell 2000(R)Value Index through active stock  selection.  The Russell 2000(R)Value Index is a market  capitalization  index that measures the performance of small-sized  companies  trading at discounts to their value. As of December 31, 2002, the average market  capitalization of the  companies in the Russell  2000(R)Value Index was $397 million and the median  market  capitalization  was $302 million.
The size of the  companies  in the Russell  2000(R)Value Index will change with market  conditions.  The  targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation may be higher.  For purposes of this  Portfolio,  the  strategy of  attempting  to  correlate  a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Value Index,  while  improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to  building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for  significant  returns.  The allocation to industries and  capitalization is targeted  to be similar to that of the  Russell  2000(R)Value  Index.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a value stock,  including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally   make  investments  for  short-term   capital
appreciation.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  Because  of the  Portfolio's  focus on the stocks of  small-cap  companies,  investment  in the  Portfolio  may
involve   substantially  greater  than  average  share  price  fluctuation  and  investment  risk.  While  value  investing historically  has involved less risk than  investing in growth  companies,  investing in value stocks carries the risk that the market will not  recognize the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually  be  appropriately  priced.  While the  Portfolio  attempts to  outperform  the Russell  2000(R)Value  Index,  the
Portfolio also may under-perform the Russell 2000(R)Value Index over short or extended periods.

         In addition,  investments in securities of smaller companies are generally considered to offer greater opportunity for  appreciation  and to involve  greater risk of  depreciation  than securities of larger  companies.  Smaller  companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger  companies, they are often  subject to wider and more abrupt  fluctuations  in market price.  Additional  reasons for the greater price fluctuations of these  securities  include the less certain growth  prospects of smaller firms and the greater  sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Options,  Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices,  which options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures  transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST Janus Mid-Cap Growth Portfolio) is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in medium  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The  Portfolio  pursues its  objective  by  investing  primarily  in equity  securities  selected for their growth potential.  Equity  securities  include common  stocks,  preferred  stocks,  warrants and  securities  convertible  into or exchangeable  for common or  preferred  stocks.  For  purposes of the  Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of  investment)  fall within the range of companies in the Standard & Poor's
MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the S&P 400 will vary,  but as of January 31,  200_, they ranged from  approximately  $___ million to $____ billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments  for the Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The  Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization,  place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest substantially all of its assets in equity securities,  the main risk of investing in the  Portfolio  is that the value of the equity  securities  it holds might  decrease.  Stock  values may  fluctuate  in response to the  activities of an individual  company or in response to general  market or economic  conditions.  As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer significant losses as well as to realize  substantial  growth.  Smaller  companies may lack depth of management,  they may be unable to generate funds necessary  for growth or potential  development,  or they may be  developing  or  marketing  products or services for which there are not yet,  and may  never be,  established  markets.  In  addition,  such  companies  may be  subject  to  intense competition  from larger  companies,  and may have more limited  trading  markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words, it may hold larger positions in a smaller number of securities than a diversified  fund. As a result, a single  security's  increase or decrease in value may have a greater impact on the
Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special Situations.  The Portfolio may invest in "special  situations".  A "special situation" arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized  and appreciate in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company. Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities,  the Portfolio may also invest to a lesser degree in other types of securities,  such as debt  securities.  Debt  securities may include bonds rated below investment grade ("junk" bonds),  mortgage  and-asset backed  securities and zero coupon,  pay-in-kind and step coupon securities.

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Portfolio may invest up to 25% of its net assets in foreign  securities  denominated  in foreign  currencies and not publicly traded in the United States.  The Portfolio may invest directly in foreign  securities denominated in a foreign  currency,  or may invest through  depositary  receipts or passive foreign  investment  companies.
Generally,  the same  criteria  are used to select  foreign  securities  as domestic  securities.  Foreign  securities  are generally  selected on a  stock-by-stock  basis  without  regard to any defined  allocation  among  countries or geographic regions.  However,  certain  factors  such as  expected  levels of  inflation,  government  policies  influencing  business conditions,  the outlook for currency  relationships,  and  prospects  for  economic  growth  among  countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks,  see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio may use  derivative  instruments  to hedge or protect its portfolio from adverse movements in securities  prices,  currency exchange rates, and interest rates. To a limited extent,  the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Portfolio  may invest,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise  unable to locate  attractive  investment  opportunities,  the Portfolio's cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully invested in stocks.
Even when the Portfolio is essentially  fully invested,  some residual  amount of Portfolio  assets will remain in cash and similar  investments.  These investments may include  commercial  paper,  certificates of deposit,  repurchase  agreements, short-term debt  obligations,  and money market funds  (including funds managed by the  Sub-advisor).  When the Portfolio's investments in cash or similar  investments  increase,  the  opportunity  to achieve its investment  objective of long-term growth of capital may be limited.

ASt Neuberger Berman Mid-Cap Growth portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets in common  stocks  mid-capitalization  companies.  The 80%  investment  requirement  applies at the time the
Portfolio invests its assets.

         Generally,  companies with equity market capitalizations that fall within the range of the S&P Midcap 400 Index at the time of investment  are  considered  mid-cap  companies for purposes of the  Portfolio.  The Portfolio  seeks to reduce risk by diversifying among many companies, industries and sectors.

         The  Sub-advisor  employs a disciplined  investment  strategy when  selecting  growth  stocks.  Using  fundamental research and  quantitative  analysis,  the  Sub-advisor  looks for  fast-growing  companies  with above  average  sales and competitive  returns on equity relative to their peers. In doing so, the  Sub-advisor  analyzes such factors as:  financial condition  (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings growth  relative to  competitors;  and market  valuation in comparison to a stock's own historical  norms and the stocks of other mid-cap companies.

         The  Sub-advisor  follows  a  disciplined  selling  strategy,  and may sell a stock  when it fails to  perform  as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market downturns.  In addition,  the Portfolio's  growth investment program will generally involve greater risk and price  fluctuation  than funds that invest in more  undervalued  securities.  Because the prices of growth stocks tend to be based largely on future  expectations,  these stocks  historically  have been more  sensitive  than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and  convertible  securities,  as well as the types of  securities  described  below.  Additional  information  about these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio may also invest in investment grade fixed income or debt  securities.  If the  quality of any fixed  income  securities  held by the  Portfolio  deteriorates  so that they are no longer  investment grade,  the Portfolio will sell such  securities in an orderly manner so that its holdings of such securities do not exceed
5% of its net assets.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes
(hedge) or generate  income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Real Estate Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment  vehicles which  invest  primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special risk  factors that apply to them is included in this  Prospectus  and the Trust's SAI under  "Certain  Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are considered  mid-cap companies for purposes of the Portfolio.  Some of the Portfolio's  assets may be invested in the  securities  of large-cap  companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's  value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are  undervalued and that may rise in price before other  investors  realize their worth.  The Sub-advisor may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock  ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers  selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio  will remain  undervalued  during a short or extended  period of time.  This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment,  it may invest in preferred stocks and convertible  securities,  as  well  as the  types  of  securities  described  below.  Additional  information  about  these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio  may also invest in fixed income or debt  securities.  The Portfolio may invest  up to 15% of its total  assets,  measured  at the time of  investment,  in debt  securities  that are  rated  below investment  grade or comparable  unrated  securities.  There is no minimum  rating on the fixed income  securities in which the Portfolio may invest.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of securities  price changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment  vehicles which  invest  primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special risk  factors that apply to them is included in this  Prospectus  and the Trust's SAI under  "Certain  Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges  or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities  of  companies of all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  primarily  invests tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The  Portfolio's  level of risk will vary  based upon the size of the  companies  it  invests  in at a given  time.  To the extent that the Portfolio  emphasizes  small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks,  the Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

         The Portfolio  may purchase put and call options and write (sell) put and covered call options on  securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk  of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these  option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The  Portfolio may sell securities "short against the box."

         An  additional  discussion  of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest primarily in readily  marketable  equity securities  including common stocks,  preferred stocks  and  securities  that may be  converted  at a later  time  into  common  stock.  The  Portfolio  may  invest in the securities  of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the
Sub-advisor's assessment of particular companies and market conditions.

         In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The Portfolio  focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the  Portfolio's
Sub-advisor  believes informed investors would be willing to pay for a company.  The Sub-advisor  considers factors such as price,  earnings  expectations,  earnings and price  histories,  balance sheet  characteristics  and  perceived  management skills.  The  Sub-advisor  also  considers  changes in economic  and  political  outlooks as well as  individual  corporate developments.  The  Sub-advisor  will sell any Portfolio  investments  that lose their  perceived  value  relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their potential for capital  growth.  Current income may also be considered.  However, many of the common stocks the Portfolio will buy will not pay dividends.

         As a Portfolio that invests primarily in equity  securities,  the principal risk to which the Portfolio is subject is that the value of the  securities  held by the Portfolio  will decline.  The value of equity  securities  will fluctuate due to many  factors,  including  the past and predicted  earnings of the issuer,  the quality of the issuer's  management, general  market  conditions,  the forecasts  for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically  has involved less risk that investing in growth  companies,  the Portfolio is subject to the risks that the PMVs of the stocks  purchased by the Portfolio may never be realized by the market,  or that the  Sub-advisor  may be incorrect in its assessment of the PMVs.

         In  addition,  the  Portfolio's  level of risk will vary based upon the size of the  companies  it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks, it will be subject to a level of risk higher than a
Portfolio  investing  primarily in more conservative  "large-cap"  stocks. The Portfolio may be subject to additional risks as a result of its  investments  in  foreign  securities,  including  unfavorable  foreign  government  actions,  political instability,  the absence of accurate  information  about  foreign  issuers,  and exposure to foreign  currencies  that may decline in value relative to the U.S. dollar.

Other Investments:

         The  Portfolio may invest up to 25% of its total assets in  securities  of non-U.S.  issuers.  While the Portfolio does not intend to do so to a significant  degree, the Portfolio may enter into futures contracts and related options,  and may  purchase  and sell call and put  options on  securities  and  securities  indices.  The  Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against  the box".  For  additional  information  on the types of securities  in which the Portfolio may invest,  see this  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Portfolio may temporarily  invest all or a portion  of its assets in  defensive  investments.  Such  investments  may  include  high  grade debt  securities, obligations  of the U.S.  Government  and its agencies and  instrumentalities,  and  short-term  money market  instruments.
While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  capital growth  primarily  through the common stocks of companies  that own or develop  natural  resources  (such as energy  products,  precious  metals,  and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in the  securities of natural  resource  companies.  The 80% investment  requirement  applies at the time the
Portfolio invests its assets.

         The Portfolio  invests  primarily in the common stocks of natural  resource  companies whose earnings and tangible assets could  benefit from  accelerating  inflation.  The  Portfolio  also may invest in  non-resource  companies  with the potential  for  growth.  The  relative  percentages  invested  in natural  resource  and  non-resource  companies  can vary depending on economic and monetary  conditions and the  sub-advisor's  outlook for inflation.  When selecting  stocks,  the
Sub-advisor looks for companies that have the ability to expand production,  to maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.  Natural resource  companies in which the Portfolio invests  generally own,  develop,  refine,  service or transport  resources,  including  energy sources,  precious  metals, nonferrous metals,  forest products,  real estate,  diversified  resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

         The Portfolio may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in one or more  securities markets,  particular  industries  or specific  holdings.  In addition,  the Portfolio is less  diversified  than most stock funds and could  therefore  experience  sharp price  declines when  conditions  are  unfavorable  in the natural  resources sector.  For instance,  since the Portfolio  attempts to invest in companies that may benefit from accelerating  inflation, low inflation could lessen  returns.  The rate of earnings growth of natural  resource  companies may be irregular  because these companies are strongly affected by natural forces,  global economic cycles and international  politics.  For example, stock prices of energy  companies can fall sharply when oil prices fall.  Real estate  companies are influenced by interest rates and other factors.

Other Investments:

         Although  the  Portfolio  will  invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities,  for example,  preferred  stocks,  convertible  securities and warrants,  when  considered  consistent with the
Portfolio's  investment  objective and policies.  The  Portfolio may purchase  preferred  stock or common stock for capital appreciation  where the issuer has  omitted,  or is in danger of omitting,  payment of the dividend on the stock,  or is in default on its debt  securities.  The Portfolio may invest in debt  securities,  including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in  mortgage-backed  securities,  including stripped mortgage-backed  securities.  The Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may invest up to 50% of its total  assets in foreign  securities,  including
American  Depositary  Receipts and securities of companies in developing  countries,  which offer increasing  opportunities for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign  currency  exchange  contracts  in connection with its foreign  investments.  The Portfolio's  investments in foreign  securities,  or even in U.S.  companies with significant  overseas  investments,  may decline in value because of declining foreign currencies or adverse political and economic events overseas,  although  currency risk may be somewhat reduced because many commodities  markets are dollar based.

         Futures and Options.  The Portfolio may enter into stock index or currency futures  contracts (or options thereon)
for hedging  purposes or to provide an efficient  means of regulating the Portfolio's  exposure to the equity markets.  The
Portfolio may write  covered call options and purchase put and call options on foreign  currencies,  securities,  and stock indices.

         For additional  information  about these  investments  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves  without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be  invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market  mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek  long-term  growth of capital by investing predominantly in the equity securities of a limited number of large,  carefully selected,  high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Portfolio  normally  invests at least 80% of its total assets in the equity  securities of U.S.  companies.  A
U.S.  company is a company that is organized  under United  States law, has its  principal  office in the United States and issues equity  securities  that are traded  principally  in the United States.  For purposes of the  Portfolio,  a non-U.S.
company is a company that (i) is organized  outside the United  States,  (ii) has its principal  place of business  outside the United States,  and (iii) issues  securities that are traded  principally in foreign  countries.  Companies that do not fall within this  definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the
Portfolio,  with the 25 companies most highly regarded by the Sub-advisor  usually  constituting  approximately  70% of the
Portfolio's  net assets.  The Portfolio is thus  atypical from many equity mutual funds in its focus on a relatively  small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock  selection.  The Sub-advisor  relies heavily upon the  fundamental  analysis and research of its internal  research  staff,  which  generally  follows a primary research universe of more than 500 companies that have strong management,  superior industry  positions,  excellent balance sheets and superior earnings growth prospects.  An emphasis is placed on identifying  companies whose  substantially  above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor seeks to utilize market volatility  judiciously (assuming no change in company fundamentals),  striving to capitalize on apparently  unwarranted price fluctuations,  both to purchase or increase positions on weakness and to sell or reduce  overpriced  holdings.  The Portfolio  normally  remains  nearly fully invested and does not take  significant  cash  positions  for market  timing  purposes.  During  market  declines,  while  adding to positions in favored stocks,  the Portfolio  becomes somewhat more aggressive,  gradually  reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or eliminating  fully valued  positions,  the Portfolio  becomes somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.  The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor  expects the average market  capitalization of companies  represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500(R)Index.

         Because the Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks  associated with stock investments,  and the Portfolio's  share price therefore may fluctuate  substantially.  The Portfolio's share price will be affected  by changes in the stock  markets  generally,  and factors  specific  to a company or an industry  will affect the prices of particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic  resources or supplies,  major  litigation  against a company,  or changes in  governmental  regulation  affecting an industry).  The  Portfolio's  focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller number of securities than many other funds,  changes in the value of a single security may have a more  significant  effect,  either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write  covered  exchange-traded  call options on its  securities  up to 15% of its total  assets,  and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         American  Depositary  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

         For  additional  information  on the types of  investments  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so  ordinarily,  when business or financial  conditions warrant  the  Portfolio  may assume a temporary  defensive  position  and invest in  high-grade,  short-term,  fixed-income securities  (which may  include  U.S.  Government  securities)  or hold its  assets in cash.  While the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under normal  market  conditions,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of companies that the
Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         In managing the Portfolio,  the Sub-advisor seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry position,  where there is potential for high profit margins or substantial barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund  investing  primarily in common  stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or  because of the  economic condition of the company  that issued the  security.  These  declines may be  substantial.  In addition,  the prices of the growth  company stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to  changing  market  conditions  or  disappointing  earnings  results.  The  Portfolio  may invest in  foreign  companies, including  companies  located in developing  countries,  and it therefore  will be subject to risks  relating to political, social and economic  conditions  abroad,  risks  resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common  stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The  Portfolio may purchase and sell futures  contracts and related options on securities indices,  foreign currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into  forward  contracts  for the  purchase  or sale of  foreign  currencies  for  hedging  and  non-hedging purposes.  The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

ASt Marsico Capital Growth portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital  growth.  Income is not an investment objective  and any income  realized on the  Portfolio's  investments,  therefore,  will be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach takes into  consideration such  macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In  addition,  the
Sub-advisor examines such factors as the most attractive global investment opportunities,  industry consolidation,  and the sustainability  of  economic  trends.  As a result  of this  "top  down"  analysis,  the  Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings growth potential that may not be recognized by the market at large.  In  determining  whether a particular  company is appropriate  for  investment by the Portfolio,  the
Sub-advisor  focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance  sheet,  improving  returns on equity,  and the ability to generate  free cash flow),  strong  management,  and  reasonable  valuations  in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the  Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth,  changes in the Portfolio will be made as the Sub-advisor  deems advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and increase in value due to a  specific  development,  such as a  technological  breakthrough,  management  change or new  product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible securities,  warrants, and debt securities when the Portfolio  perceives an opportunity for capital growth from such  securities.  The Portfolio may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds  and  debentures  and  government securities.

         The Portfolio may also purchase  securities of foreign issuers,  including  foreign equity and debt securities and depositary  receipts.  Foreign  securities are selected  primarily on a stock-by-stock  basis without regard to any defined allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency  hedging  techniques, including  forward  currency  contracts,  to manage  exchange  rate risk with  respect  to  investments  exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio may invest without limit in  index/structured  securities,  which are debt  securities  whose value at maturity or interest rate is linked to  currencies,  interest  rates,  equity  securities, indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e., their value may increase or decrease if the reference  index or instrument  appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying  instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk of an investment in the underlying  instruments,  as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The  Portfolio  may purchase  and write  (sell)  options on securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on  securities,  financial indices,  and foreign  currencies,  options on futures  contracts,  forward contracts and swaps and swap-related  products.
These  instruments  will be used  primarily to hedge the  Portfolio's  positions  against  potential  adverse  movements in securities  prices,  foreign  currency  markets  or  interest  rates.  To a  limited  extent,  the  Portfolio  may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional  discussion  of many of these types of securities  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.   Although  the  Sub-advisor  expects  to  invest  primarily  in  equity  securities,  the
Sub-advisor may increase the Portfolio's  cash position without  limitation when the Sub-advisor  believes that appropriate investment  opportunities for capital growth with desirable risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates  of  deposit  and  repurchase  agreements.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST JanCap Growth Portfolio) is to seek growth of capital in a manner  consistent  with the  preservation  of capital.  Realization  of income is not a significant investment  consideration  and any income realized on the  Portfolio's  investments,  therefore,  will be incidental to the
Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity securities  include common stocks,  preferred  securities,  warrants and securities  convertible  into or exchangeable  for common or preferred stocks.  Investments  will be in companies that the  Sub-advisor  believes have potential to achieve  capital  appreciation over the long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Portfolio invests a substantial portion (or all) of its assets in equity securities,  the Portfolio is subject to the risks  associated  with  investments in equity  securities,  and the  Portfolio's  share price therefore may fluctuate  substantially.  This is true  despite  the  Portfolio's  focus  on the  securities  of  larger  more-established companies.  The Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an  industry  will  affect  the prices of  particular  stocks  held by the  Portfolio  (for  example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in government  regulations affecting an industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are  investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management  change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an opportunity  for capital  growth from such  securities.
The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Foreign Securities.  The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt  securities and depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital  growth with desirable  risk/reward characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST Deam Large-cap Growth portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth of capital by  investing primarily in the growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities issued by large capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market  conditions,  by investing  primarily in the equity securities of large-sized  companies  included in the Russell 1000(R)Growth Index.  Equity securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which  outperforms the Russell 1000(R)Growth Index through active stock selection.  The Russell 1000(R)Growth Index is a market  capitalization  index that measures the performance of large,  established  companies  with  above  average  growth  prospects.  As of  December  31,  2002,  the  average  market capitalization  of the  companies in the Russell 1000(R)Growth Index was  approximately  $10.8 billion and the median market capitalization  was  approximately  $2.9  billion.  The size of the companies in the Russell 1000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting to correlate a stock  portfolio's  market  risk with that of a  particular  index,  in this case the Russell  1000(R)Growth  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to  building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for  significant  returns.  The allocation to industries and  capitalization is targeted to be similar to that of the Russell  1000(R)Growth  Index.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a growth stock,  including earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally   make  investments  for  short-term   capital
appreciation.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  The Portfolio's  focus on the stocks of large,  more  established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  A fund  focusing on growth  stocks will  generally  involve greater risk and share price  fluctuation  than a fund investing  primarily in value stocks.  While the Portfolio  attempts to outperform  the Russell 1000(R)Growth Index,  the Portfolio  also may  under-perform  the Russell 1000(R)Growth Index over short or extended periods.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Futures,  Options, and Other Derivative Instruments.  The Portfolio may purchase and write put and call options on securities  and securities  indices,  which options may be listed for trading on a national  securities  exchange or traded over-the-counter.  Options  transactions  may be used to pursue  the  Portfolio's  investment  objective  and also to hedge against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information about the other investments including options,  futures and derivatives that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST DeAM LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth of capital by  investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities issued by large capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market  conditions,  by investing  primarily in the equity securities of large-sized  companies  included in the Russell 1000(R)Value Index.  Equity  securities  include common stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights. The Sub-advisor employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell  1000(R)Value Index,  but which  outperforms  the Russell 1000(R)Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization  index that measures the performance of large,  established  companies  trading at discounts  to their fair value.  As of December  31,  2002,  the average  market capitalization  of the  companies in the Russell  1000(R)Value Index was  approximately  $7.9 billion and the median  market capitalization  was  approximately  $2.6  billion.  The size of the  companies in the Russell 1000(R)Value Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting to correlate a stock  portfolio's  market  risk with that of a  particular  index,  in this case the  Russell  1000(R)Value  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to  building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for  significant  returns.  The allocation to industries and  capitalization is targeted  to be similar to that of the  Russell  1000(R)Value  Index.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a value stock,  including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other  factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take  precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate  significantly, reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  The Portfolio's  focus on the stocks of large,  more  established  companies may mean that its level of risk is lower than a portfolio  investing  primarily in smaller  companies.  While value investing  historically  has involved less risk than  investing in growth  companies,  investing in value stocks  carries the risk that the market will not  recognize the  stock's  intrinsic  value for a long time or that a stock  judged to be  undervalued  may  actually  be  appropriately priced.  While the Portfolio  attempts to outperform the Russell 1000(R)Value Index,  the Portfolio  also may  under-perform the Russell 1000(R)Value Index over short or extended periods.

Other Investments:

         In addition to investing in common stocks,  the Portfolio may also invest to a limited degree in preferred  stocks and debt  securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities  in which the  Portfolio  may invest  include  any type of security  consistent  with its  investment  objective and policies.  The prices of foreign  securities may be more volatile than those of domestic securities.

         Futures,  Options, and Other Derivative Instruments.  The Portfolio may purchase and write put and call options on securities  and securities  indices,  which options may be listed for trading on a national  securities  exchange or traded over-the-counter.  Options  transactions  may be used to pursue  the  Portfolio's  investment  objective  and also to hedge against  currency and market risks,  but are not intended for  speculation.  The Portfolio may engage in financial  futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio  may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of  derivatives  and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional information about the other investments,  including options, futures and derivatives that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing  market  conditions, the Portfolio may invest without limit in high grade debt  securities,  commercial  paper,  U.S.  Government  securities or cash  or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio is to seek capital growth by investing  approximately 50%
of its assets in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The Portfolio will invest primarily in common stocks of large U.S.  companies  included in the Russell 1000(R)Index
(the "Russell  1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that measures the performance of the
1,000 largest U.S.  companies.  As of December 31, 2002, the average market  capitalization of the companies in the Russell
1000(R)was approximately $9.2 billion.  The size of the companies in the Russell 1000(R)will change with market conditions.

         Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35  companies  primarily from the
Russell 1000(R)Growth Index (the "Growth Index")  constituting  approximately  50% of the Portfolio's net assets,  and 35-50 companies  primarily from the Russell 1000(R)Value Index (the "Value Index")  constituting  the remainder of the Portfolio's net assets.  Daily cash flows (that is,  purchases and reinvested  distributions)  and outflows (that is,  redemptions  and expense  items) will be divided  between the two portfolio  segments for purposes of  maintaining  the targeted  allocation between  growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected  that the  allocation  of assets  between  portfolio  segments  will  deviate  more than 10% from the Target  Allocation,  it is  possible  that this deviation may be higher.  Factors such as market fluctuation,  economic conditions,  corporate transactions and declaration of dividends may result in deviations  from the Target  Allocation.  In the event the allocation of assets to the portfolio segments  differs by more than 10% from the Target  Allocation  (e.g., 60% of the Portfolio's net assets invested in growth stocks and 40% of the  Portfolio's  net assets invested in value stocks),  the  Sub-Advisers  will rebalance each portfolio segment's  assets  in order to  maintain  the  Target  Allocation.  As a  consequence,  assets  may be  allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

         The Growth Index measures the  performance of the Russell 1000(R)companies  with higher  price-to-book  ratios and higher  forecasted  growth  values.  The Value Index  measures the  performance  of the Russell 1000(R)companies with lower price-to-book  ratios and lower  forecasted  growth values.  This combination of growth stocks and value stocks is intended to enhance  performance of the Portfolio over time,  and reduce the  Portfolio's  overall risk in comparison to funds which invest  exclusively in growth or value stocks.  During  particular  periods,  the Portfolio may outperform or  underperform funds which invest exclusively in growth or in value stocks.

         The investment  strategy of the  Sub-advisor  responsible  for the portion of the  Portfolio's  assets invested in growth stocks  emphasizes  stock  selection.  The  Sub-advisor  relies heavily upon the  fundamental  analysis and rigorous research of its  internal  research  staff.  The  Sub-advisor  selects  investments  based on strong  management,  superior industry  positions,  excellent  balance sheets and superior  earnings  growth;  where all of these strengths have not been reflected in the company's  stock price.  In managing the  Portfolio,  the  Sub-advisor  seeks to take  advantage of market volatility.  During market declines,  the Sub-advisor will add to positions,  causing the Portfolio to become somewhat more aggressive.  Conversely,  in  rising  markets,  the  Sub-advisor  will  trim or  eliminate  positions  and as a result  the
Portfolio will become more conservative.

         The method of selecting the  investments  used by the  Sub-advisor  responsible for the portion of the Portfolio's assets  invested in value  stocks is to measure  each  stock's  long-term  expected  return by  comparing  the price of the security  to  the  company's  long-term  cash  flows.  The  Sub-advisor  will  only  purchase  those  stocks  that  it  has above-average  confidence  in the  reliability  of its  analysts'  forecasts.  The  Sub-advisor  may delay its  purchase of securities  if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate that the stock price is likely to decline in the near future,  and it may delay its sale of  securities  if recent  strength in the stock or upward earnings  revisions  indicate the stock is likely to rise soon. The Sub-advisor  will control risk within the value portion of the Portfolio by reviewing  whether there is undue  portfolio  exposure to industry  sector and other risk factors.  The
Sub-advisor  will take more risk when  unusually  large value  distortions  within the value realm create  unusually  large opportunities to add returns, and it will take less risk when the opportunities are limited.

         Because the Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks  associated with stock investments,  and the Portfolio's  share price therefore may fluctuate  substantially.  The Portfolio's share price will be affected  by changes in the stock  markets  generally,  and factors  specific  to a company or an industry  will affect the prices of particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic  resources or supplies,  major  litigation  against a company,  or changes in  governmental  regulation  affecting an industry).  The  Portfolio's  focus on large,  more-established  companies  may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller number of securities than many other funds,  changes in the value of a single security may have a more  significant  effect,  either negative or positive, on the Portfolio's share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts; and
o        write covered  exchange-traded call options on its securities up to 15% of the growth portion of its total assets, and purchase  exchange-traded call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the Portfolio a foreign security is a security issued by a non-U.S.  company,  which is defined as a company that: (1) is organized  outside the United States;  (ii) has its principal  place of business  outside the United
States;  and (iii)  issues  securities  traded  principally  in a foreign  country.  Companies  that do not fall within the definition of a non-U.S.  company would be considered a U.S.  company and therefore not subject to the above  limitation on foreign securities.

         American  Depositary  Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

         For additional  information about these investments and risks, see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  Although it does not expect to do so  ordinarily,  when business or financial  conditions warrant,  the  Portfolio  may assume a temporary  defensive  position and invest in  high-grade,  short-term,  fixed-income securities  (which may  include  U.S.  Government  securities)  or hold its  assets in cash.  While the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common  stocks.  The  Sub-advisor  expects that the  majority  of the  Portfolio's  assets  will be  invested  in the common  stocks of large  companies  that appear to be undervalued.  Among other things, the Portfolio seeks to identify  compelling buying  opportunities  created when companies are  undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their  long-term prospects  remain sound.  The  Sub-advisor's  investment  approach is value-based  and  price-driven,  and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

         Portfolio  investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks  constructed by the Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor takes a "bottom-up"  approach.  In other words,  the  Sub-advisor  seeks to identify  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  The  Sub-advisor  relates present value of each company's  forecasted  future cash flow to the current price of its stock.  The Sub-advisor  ranks companies from the highest  expected return to the lowest,  with the companies at the top of the ranking being the most undervalued.

         Once the  expected  return for each stock is  calculated,  the  Sub-advisor  adjusts for timing and  concentration risks.  Securities  are ranked by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its  valuation universe,  if selected,  are  over-weighted  in the Portfolio  because they  represent the most  undervalued  stocks in its universe.  The  Sub-advisor  market  weights  securities  ranked in the middle third of its universe,  if selected,  to add
diversification  to  the  Portfolio.   To  control  variability  in  premium,   the  Sub-advisor  also  holds  the  largest
capitalization  securities  (at  under-weighted  positions)  even  when they rank in  bottom  third of the  universe.  If a security  falls in the  ranking  from the top third of the  Sub-advisor's  valuation  universe  to the  middle  third,  the
Sub-advisor  may reduce the Portfolio's  position to market weight.  If the security's  ranking  continues to fall into the bottom third of its universe,  the  Sub-advisor  may either sell it or, if it is a very large  capitalization  stock,  will underweight  it. The  Sub-advisor  may from time to time deviate from the  foregoing  process with respect to the weighting of individual securities in the Portfolio when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Portfolio's  purchase of securities  if recent  weakness in the stock or negative earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near  future,  and it may delay the  Portfolio's  sale of securities if recent  strength in the stock or upward  earnings  revisions  indicate the stock is likely to rise soon.  The  Sub-advisor  will  control  risk by  reviewing  whether  there is undue  portfolio  exposure  to industry  sector and other risk  factors.  The  Sub-advisor  will take more risk when  unusually  large  value  distortions within  the  value  realm  create  unusually  large  opportunities  to add  returns,  and it will  take  less risk when the opportunities are limited.

         The Sub-advisor  also seeks to control risks by correlating the size of initial  purchases by the Portfolio to the security's  benchmark  weighting,  within plus or minus 0.5%. If market  appreciation  of a security  brings the security's weighting to 1.0% above or below its benchmark  weighting (at the time), the size of the holding is generally  increased or reduced  accordingly.  Because the Portfolio invests primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's  share price  therefore may fluctuate  substantially.  The Portfolio's  share price will be affected by changes in the stock  markets  generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the  Portfolio  (for  example,  poor  earnings,  loss of major  customers, availability of basic resources or supplies,  major  litigation  against a company,  or changes in governmental  regulation affecting an  industry).  The  Portfolio's  focus on large,  more-established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  While the  Portfolio's  value  investing  historically  has involved less risk than  investing in growth  companies,  investing in value stocks  carries the risks that the market will not  recognize  the  stock's  intrinsic  value for a long time or that a stock  judged to be  undervalued  may  actually be appropriately priced.

Other Investments:

         Derivatives.  The  Portfolio  may  invest  in  various  instruments  that  are or may be  considered  derivatives, including  securities index futures contracts and related options.  These  instruments may be used for several reasons:  to simulate full  investment in equities while  retaining cash for fund  management  purposes,  to facilitate  trading,  or to reduce  transaction  costs.  The Portfolio will not use  derivatives  for  speculative  purposes or to leverage its assets.
The Portfolio will limit its use of securities  index futures  contracts and related options so that, at all times,  margin deposits  for  futures  contracts  and  premiums  on related  options do not  exceed 5% of the  Portfolio's  assets and the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information  about these  derivative  instruments and their risks is included in this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may maintain up to 25% of its assets in short-term  debt  securities  and money market  instruments to meet redemption  requests.  These securities  include  obligations issued or guaranteed by the
U.S. Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and  certain  bank  obligations.  The  Portfolio  will not  invest in these  securities  as part of a  temporary  defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

     The Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities of real estate  related  issuers.  The Portfolio  pursues its  investment  objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

     Generally, the equity securities of real estate related issuers will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

     Real estate related issuers include  companies that derive at least 50% of revenues from the ownership,  construction, financing,  management  or sale of real  estate  or that have at least 50% of assets  in real  estate.  The  Portfolio  may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate  companies  may include real estate  investment  trusts  ("REITs").  REITs pool  investors'  funds for investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally be classified  as Equity REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which invest the majority of their assets directly in real  property,  derive their income  primarily  from rents.  Equity  REITs can also realize  capital  gains or losses by selling  properties.  Mortgage REITs, which invest the majority of their assets in real estate mortgages,  derive their  income  primarily  from  interest  payments.  Hybrid  REITs  combine the  characteristics  of both Equity  REITs and
Mortgage REITs.

         As a fund that invests primarily in equity securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio also will be subject to certain risks related  specifically  to real estate  securities, and may be subject to greater risk and share price  fluctuation  than other equity funds  because of the  concentration  of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership of real estate.  These  include risks related to general and local economic  conditions,  dependence on management  skill,  heavy cash flow  dependency,  possible lack of available mortgage  funds,  overbuilding,  extended  vacancies of  properties,  increases in property  taxes and operating  expenses, changes in zoning laws,  losses due to costs  resulting  from  environmental  problems,  casualty or  condemnation  losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts, while  Mortgage  REITs may be affected by the  quality of any credit  extended.  In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act,  which means the Portfolio is not limited by the 1940 Act in the  proportion of its assets that may be invested in the securities  of a single  issuer.  However,  the  Portfolio  intends to meet  certain  diversification  standards  under the
Internal  Revenue Code that must be met to relieve the  Portfolio of liability  for Federal  income tax if its earnings are distributed to shareholders.  As a  non-diversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write (sell) put and covered call options and purchase put and call options on  securities  or stock indices that are listed on a national  securities or commodities  exchange.  The Portfolio may buy and sell financial futures  contracts,  stock and bond  index  futures  contracts,  foreign  currency  futures  contracts  and  options on the foregoing.  The Portfolio may enter into forward  foreign  currency  exchange  contracts in connection with its investments in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the  Portfolio sells a  security  it does not own at the time of the sale in  anticipation  that the  market  price of the  security  will decline.  The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques and their risks is included below under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that  market or general  economic  conditions  justify a temporary  defensive  position,  the Portfolio  will invest all or a portion of its assets in high-grade  debt  securities, including corporate debt securities,  U.S. government securities,  and short-term money market instruments,  without regard to whether the issuer is a real  estate  company.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of maximum total return will be limited.  The  Portfolio may also invest funds  awaiting investment or funds held to satisfy  redemption  requests or to pay dividends and other  distributions  to  shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)") through stock selection  resulting in different  weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in securities  included in the S&P 500(R).  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         The S&P 500(R)is an index of 500 common  stocks,  most of which  trade on the New York  Stock  Exchange  Inc.  (the
"NYSE").  The  Sub-advisor  believes  that the S&P 500(R)is  representative  of the  performance  of publicly  traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index. It then uses a set of  fundamental,  quantitative  criteria that are designed to indicate  whether a particular  stock will  predictably  perform better or worse than the S&P 500(R).  Based on these  criteria,  the Sub-advisor determines whether the Portfolio should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion  of the S&P  500(R)that  the  stock  represents.  In  addition,  the  Sub-advisor  may  determine  based  on the quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities  that are not included in the S&P 500(R)should be held by the  Portfolio.  The Portfolio may invest up to
15% of its total assets in equity securities not included in the S&P 500(R).

         As a mutual fund  investing  primarily in common  stocks,  the  Portfolio is subject to the risk that common stock prices will decline over short or even  extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock  prices  generally  rise and  periods  when prices  generally  decline.  The  Sub-advisor  believes  that the various quantitative  criteria used to determine which stocks to over- or under-weight  will balance each other so that the overall risk of the  Portfolio  is not  likely to  differ  materially  from the risk of the S&P 500(R)itself.  While the  Portfolio attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be  substantial.  The Portfolio also may underperform the S&P 500(R)over short or extended periods.

         About the S&P 500(R). The S&P 500(R)is a well-known  stock market index that includes  common stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common  stocks  publicly traded in the United States.  Stocks in the S&P 500(R)are weighted according to their market  capitalization  (the number of shares  outstanding  multiplied by the stock's current  price).  The composition of the S&P 500(R)is determined by S&P based on such  factors as market  capitalization,  trading  activity,  and  whether  the stock is  representative  of stocks in a particular  industry group.  The composition of the S&P 500(R)may be changed from time to time.  "Standard & Poor's(R)",  "S&P
500(R)",  "Standard & Poor's 500", and "500" are  trademarks of The  McGraw-Hill  Companies,  Inc. and have been licensed for use by the Investment Manager.

         The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard  &Poor's,  a division of The  McGraw-Hill
Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express or  implied,  to the  shareholders  of the
Portfolio or any member of the public regarding the  advisability of investing in securities  generally or in the Portfolio particularly  or the ability of the S&P 500(R)to track  general stock market  performance.  S&P's only  relationship  to the
Investment  Manager or the  Sub-advisor  is a license  provided to the Investment  Manager of certain  trademarks and trade names of S&P and of the S&P 500(R),  which is  determined,  composed and  calculated by S&P without  regard to the Investment
Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the  Investment  Manager,  Sub-advisor or the  shareholders of the Portfolio into  consideration  in  determining,  composing or calculating the S&P 500(R). S&P is not responsible for and has not  participated in the  determination  of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio,  or in the  determination  or calculation of the  Portfolio's  net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not  guarantee the accuracy  and/or the  completeness  of the S&P 500(R)or any data  included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders  of the Portfolio,  or any other person or entity from the use of the S&P 500(R)or any data included therein.  S&P makes no express or implied  warranties and expressly  disclaims all warranties  of  merchantability  or  fitness  for a  particular  purpose  or use with  respect  to the S&P 500(R)or any data included  therein.  Without  limiting  any of the  foregoing,  in no event shall S&P have any  liability  for any  special, punitive,  indirect or  consequential  damages  (including  lost  profits),  even if notified  of the  possibility  of such damages.

Other Investments:

         Derivatives.  The  Portfolio  may  invest  in  various  instruments  that  are or may be  considered  derivatives, including securities index futures contracts and related options,  warrants and convertible  securities.  These instruments may be used for several  reasons:  to simulate full  investment in the S&P 500(R)while  retaining  cash for fund  management purposes,  to  facilitate  trading,  to reduce  transaction  costs or to seek higher  investment  returns  when the futures contract,  option,  warrant or convertible  security is priced more attractively than the underlying equity security or the
S&P 500(R). The Portfolio will not use  derivatives for  speculative  purposes or to leverage its assets.  The Portfolio will limit its use of  securities  index  futures  contracts  and related  options so that,  at all times,  margin  deposits for futures  contracts  and  premiums  on related  options do not exceed 5% of the  Portfolio's  assets and  provided  that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information  about these  derivative  instruments and their risks is included in this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may maintain up to 25% of its assets in short-term  debt  securities  and money market  instruments  to meet  redemption  requests or to  facilitate  investment  in the  securities of the S&P 500(R).
These securities include  obligations issued or guaranteed by the U.S. Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial  paper,  and certain bank  obligations.  The Portfolio  will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment strategy utilizes quantitative  management techniques in a two-step process that draws heavily on computer  technology.  In the first step, the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S. companies  (measured by market  capitalization),  from most attractive to least attractive.  These rankings are determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure  growth,  the  Sub-advisor  uses,  among  others,  the rate of growth in a  company's  earnings  and changes in its earnings estimates.

         In the second step, the Sub-advisor  uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides better returns than the S&P 500(R)Index without taking on significant  additional  risk. The Sub-advisor  attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500(R).

         The Sub-advisor does not attempt to time the market.  Instead, it intends to keep the Portfolio  essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund  investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because  the  Portfolio  is  managed  to an index  (the S&P 500(R)),  its  performance  will be closely  tied to the performance  of the index.  If the S&P 500(R)goes down,  it is likely  that the  Portfolio's  share price will also go down.
The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's level of risk and share price  fluctuation  (and its  potential  for gain)  relative to the S&P 500(R).  However,  if the stocks that make up the S&P
500(R)do not have a high dividend yield at a given time, then the Portfolio's dividend yield also will not be high.

Other Investments:

         When the Sub-advisor  believes that it is prudent,  the Portfolio may invest in securities other than stocks, such
as  convertible  debt  securities,   equity-equivalent   securities,   foreign  securities,   short-term   instruments  and
non-leveraged  stock index futures  contracts.  Stock index futures  contracts can help the Portfolio's  cash assets remain liquid while  performing  more like stocks.  The Portfolio also may short sales "against the box."  Additional  information on these types of investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The  Portfolio  may  invest  in  derivative  securities.   Certain  of  these  derivative
securities may be described as  "index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest rates,  securities  indices or other  financial  indicators  ("reference  indices").  The  Portfolio  may not invest in a derivative  security  unless the reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For  example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is  long-term  growth of capital  and  income  while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's assets invested in securities  that are selling at reasonable  valuations in relation to their  fundamental  business  prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In seeking to achieve its objective,  the Portfolio invests  primarily in the equity securities of U.S.  companies that the Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time,  stock prices (of companies in which the Portfolio  invests)  will come to reflect the  companies'  intrinsic  economic  values.  The  Sub-advisor  uses a disciplined  investment  process to evaluate the companies in its extensive research  universe.  Through this process,  the
Sub-advisor  seeks to identify the stocks of companies  that offer the best  combination  of value and  potential for price appreciation.

         The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company followed.
The  Sub-advisor  employs these models to identify  equity  securities  whose current  market prices do not reflect what it considers to be their  intrinsic  economic  value. In determining a company's  intrinsic  economic  value,  the Sub-advisor takes into  account  any  factors  it  believes  bear on the  ability of the  company to perform in the  future,  including earnings  growth,  prospective  cash flows,  dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between their stock prices and their intrinsic  economic values,  with companies with the greatest  disparities  receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common stocks that the Portfolio  invests in will fluctuate.  Therefore,  the Portfolio's  share price will also  fluctuate,  and may decline  substantially.  While there is the risk that an  investment  will never reach what  the  Sub-advisor  believes  is its full  value,  or may go down in  value,  the  Portfolio's  risk  and  share  price fluctuation  (and  potential  for gain) may be less than many other  stock  funds  because of the  Portfolio's  emphasis on large, seasoned company value stocks.

Other Investments:

         The  Portfolio,  in addition to investing in common  stocks and  convertible  securities,  may write  covered call options listed on domestic  securities  exchanges  with respect to securities in the Portfolio.  It is not intended for the
Portfolio to write covered call options with respect to securities  with an aggregate  market value of more than 10% of the
Portfolio's  net assets at the time an option is written.  The  Portfolio  also may  purchase  and sell forward and futures contracts  and related  options for hedging  purposes.  The  Portfolio  may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

         Temporary  Investments.  The  Portfolio  may  invest  in  short-term  debt and  other  high  quality  fixed-income securities to create  reserve  purchasing  power and also for  temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under  normal  market  conditions,  at least 65% of its net assets in common  stocks and related  securities,  such as preferred stocks,  convertible  securities and depositary  receipts.  The stocks in which the
Portfolio  invests  generally  will pay  dividends.  While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market  capitalizations  that the Sub-advisor  believes have sustainable  growth prospects and attractive valuations based on current and expected earnings or cash flow.

         The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of  individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund  investing  primarily in common  stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or  because of the  economic condition of the company that issued the security.  These declines may be substantial.  In light of the  Portfolio's  focus on  income-producing  large-cap stocks, the risk and share price fluctuations of the Portfolio (and its potential for gain)
may be less than many other stock funds.  The Portfolio may invest in foreign  companies,  including  companies  located in developing  countries,  and it therefore  will be subject to risks  relating to political,  social and economic  conditions abroad,  risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common  stocks and related  securities,  the Portfolio may also invest in debt  securities,  including  variable and  floating  rate  securities  and zero  coupon,  deferred  interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The  Portfolio  may purchase and sell futures  contracts on  securities  indices, foreign  currencies  and interest  rates for hedging and  non-hedging  purposes.  The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal investment strategy by temporarily  investing for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing  for  defensive purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as short-term  U.S.  government  securities, commercial  paper and bank  instruments.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective will be limited.

AST INVESCO CAPITAL Income Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek  capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and  consistent,  stable  returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers.

         Up to 30% of the Portfolio's  assets may be invested in equity  securities that do not pay regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets invested in debt  securities or convertible  bonds.
The  Portfolio  may  invest up to 25% of its total  assets in  foreign  securities,  including  securities  of  issuers  in countries  considered  to be  developing.  These  foreign  investments  may  serve to  increase  the  overall  risks of the
Portfolio.

         The Portfolio's  investments in common stocks may, of course,  decline in value,  which will result in declines in the  Portfolio's  share price.  Such declines could be  substantial.  To minimize the risk this presents,  the  Sub-advisor will not invest,  with respect to 75% of the value of the Portfolio's total assets,  more than 5% of the Portfolio's assets in the  securities  of any one company or in more than 10% of the voting  securities of any one company.  In addition,  the
Portfolio will not invest more than 25% of the Portfolio's  assets in any one industry.  In light of the Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation  (and  potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments in debt  securities will generally be subject to both credit risk and market risk.  Credit risk  relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due.  Market risk relates to the fact that the market values of debt  securities  in which the Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will tend to increase  their values.  Although the  Sub-advisor  will  limit  the  Portfolio's  debt  security  investments  to  securities  it  believes  are not  highly speculative,  both kinds of risk are increased by investing in debt securities  rated below the top four grades by Standard
& Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to minimize its risk in investing in debt  securities,  the Portfolio will invest no more than 15% of its assets in junk bonds,  and in no event will the Portfolio  ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt  securities  in the  Portfolio for the issuers'
ability to make required  principal and interest  payments and other quality  factors,  the  Sub-advisor  may retain in the
Portfolio  a debt  security  whose  rating is changed to one below the  minimum  rating  required  for  purchase  of such a security.  For a discussion of the special risks involved in lower-rated  bonds,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to
100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or government  securities,  or held in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST DeAm Global ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  investment  objective  by  investing in several  other AST  Portfolios  (the
"Underlying  Portfolios"),  government  securities and cash. The Trust may, in the future,  seek exemptive  relief from the provisions  of the  Investment  Company Act of 1940 at which time the Portfolio  may invest in other  securities  including derivatives.  The Portfolio  allocates its assets by investing in shares of a diversified  group of Underlying  Portfolios.
The  Portfolio  intends its  strategy of  investing  in  combinations  of  Underlying  Portfolios  to result in  investment diversification  that an investor could otherwise achieve only by holding numerous  investments.  The Portfolio is expected to be invested in at least six  Underlying  Portfolios at any time. It is expected that the  investment  objectives of such
Underlying Portfolios will be diversified.

         The  precise  mix of  Underlying  Portfolios,  government  securities  and cash  investments  will  depend  on the
Sub-advisor's  outlook for the  markets.  Shifts  among  Underlying  Portfolios  focused on  different  asset  classes will normally  be done  gradually  and the  Sub-advisor  will not  attempt to  precisely  "time"  the  market.  The  Portfolio's investments  in  Underlying  Portfolios  that may invest  significant  portions of their assets in foreign  equity and debt securities  are  intended  to provide  additional  diversification.  The  Sub-advisor  will  normally  have at least  three different countries represented in the foreign equity category.

         The Portfolio can change the  allocations of its assets among  Underlying  Portfolios,  government  securities and cash at any time, if the  Sub-advisor  believes  that doing so would better  enable the Portfolio to pursue its  investment objective.  From time to time, the Portfolio adjusts its investments  within set limits based on the Sub-advisor's  outlook for the economy,  financial  markets  generally  and relative  market  valuation of the asset classes  represented  by each
Underlying  Portfolio.  The intention is to re-balance the specific  allocations  periodically.  Additionally the Portfolio may deviate  from set limits  when,  in the  Sub-advisor's  opinion,  it is  necessary  to do so to pursue the  Portfolio's investment objective or for temporary defensive purposes.  Shares of the Underlying  Portfolios,  may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses,  or to re-deploy  assets to more promising opportunities.

         The  Portfolio is subject to a number of risks  inherent in certain  types of  securities  held by the  Underlying
Portfolios.  Some of these risks  include,  but are not  limited to the  following  risks:  equity  securities  may decline because the stock market as a whole declines, or because of reasons specific to a company,  such as disappointing  earnings or changes in its  competitive  environment;  the Portfolio's  level of risk will increase if a significant  portion of the
Portfolio is  allocated to  investment  in  securities  of small-cap  companies;  and, any fixed income  allocation  of the
Portfolio  may be subject to  changes in market  interest  rates and  changes in the credit  quality of  specific  issuers.
Investment  allocation in fixed income securities with intermediate to long maturities,  could subject the Portfolio to the risk of substantial  declines in the Portfolio's  share price when there are significant  changes in market interest rates.
The  Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio is allocated to  investment  in lower-rated high yield bonds or in foreign  securities.  The Portfolio's  allocation of investments in mortgage-backed  and asset-backed  securities  carry special risks in the event of declining  interest rates,  which would cause  prepayments to increase, and the value of the securities to decrease.

         As a fund that invests in mutual funds, the Portfolio would be considered  "diversified" because it invests in the securities of the Underlying  Portfolios,  each of which is a diversified investment company, and excluding securities held by  the  Underlying  Portfolios,  the  Portfolio  may  "look  through"  to  the  Underlying  Portfolios  to  determine  its diversification status.

         It is expected that the Portfolio  normally will be invested in six  Underlying  Portfolios.  It is expected that, at most times,  each of these six portfolios  will invest  primarily in particular  asset  classes,  and that the Portfolio will be invested in one AST Portfolio  focused on each of these asset  classes.  These asset classes are "large cap value",
"small cap value",  "large cap growth",  "small cap  growth",  international  equity and domestic  bond ("cap" is short for capitalization,  and refers to the level of  capitalization  of the  companies  in which a portfolio  invests).  It also is expected that, at most times,  the Sub-advisor  also will be the  Sub-advisor for each of the six Underlying  Portfolios in which assets are allocated:  the DeAM  Large-Cap  Growth  Portfolio;  the DeAM Large-Cap  Value  Portfolio;  the DeAM Small
Cap-Growth  Portfolio;  the DeAM Small-Cap Value Portfolio;  the DeAM  International  Equity  Portfolio;  and the DeAM Bond
Portfolio.  However,  as noted above, the Sub-advisor may allocate assets to other  Underlying  Portfolios in order to seek the Portfolio's investment objective.

         Government  Securities.  Government securities  investments may include, but are not limited to, U.S. Treasury and agency  issues.  Any cash reserves  component will consist of high quality  domestic and foreign money market  instruments.
For  additional  information  about the risks involved with fixed income  securities,  see this  Prospectus  under "Certain
Risks Factors and Investment Methods."

         Mutual Fund Shares.  Mutual fund shares have risks, and the value of those shares  fluctuate.  Since the assets of the Portfolio may be invested in shares of the Underlying  Portfolios,  the investment  performance of the Portfolio may be related to the investment  performance of the  Underlying  Portfolios in which the Portfolio may invest.  The Portfolio has no control  over the  Underlying  Portfolios'  investment  strategies.  The policy of the  Portfolio in part is to allocate assets among the  Underlying  Portfolios  within  certain  limits.  Therefore,  the Portfolio may have less  flexibility to invest than a mutual fund without such constraints.  Finally,  the Portfolio,  to the extent that it invests in mutual fund shares,  may be exposed to the same risks as the  Underlying  Portfolios  in direct  proportion  to the  allocation  of its assets  among the  Underlying  Portfolios.  These  risks  include the risks  associated  with a  multi-manager  approach to investing  (should assets be allocated to Underlying  Portfolios  that do not have as Sub-advisor  the  Sub-advisor of this
Portfolio).

         The Portfolio's exposure,  through the Underlying Portfolios,  to international investments subjects the Portfolio to risks posed by political or economic  conditions and regulatory  requirements of a particular  country which may be less stable or mature than in the U.S.

         The  officers  and  Trustees  of the  Portfolio  presently  serve  as  officers  and  Trustees  of the  Underlying
Portfolios.  ASISI serves as the investment  manager for all the Underlying  Portfolios in which this Portfolio may invest, and DeAM is the  Sub-advisor  for certain of the  Underlying  Portfolios.  Therefore  conflicts  may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

         For additional  information  about the risks involved with mutual funds,  see this Prospectus under "Certain Risks
Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain cash reserves  without  limitation for temporary  defensive or transition  purposes.  While the  Portfolio  is in a defensive  or  transition  position,  the  opportunity  to achieve its investment  objective of a high level of total return may be limited.  Cash  reserves also provide  flexibility  in meeting redemptions and paying expenses.

AST American Century Strategic Balanced Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The  Sub-advisor  intends to maintain  approximately  60% of the Portfolio's  assets in equity  securities and the remainder  in bonds and other fixed income  securities.  Both the  Portfolio's  equity and fixed  income  investments  will fluctuate in value.  The equity  securities will fluctuate  depending on the performance of the companies that issued them, general market and economic conditions,  and investor  confidence.  The fixed income investments will be affected primarily by rising or falling  interest  rates and the credit  quality of the  issuers.  As a fund that  invests  both in equity and fixed  income  securities,  the  Portfolio's  risk of loss and share  price  fluctuation  will  tend to be less than  funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

         Equity Investments.  With the equity portion of the Portfolio,  the Sub-advisor utilizes  quantitative  management techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily  the 1,500  largest  publicly  traded U.S.  companies  (measured  by the value of their stock) from most attractive  to least  attractive.  These  rankings are  determined by using a computer  model that  combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure  growth,  the manager uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

         In the second step, the Sub-advisor  uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a computer to build a portfolio  of stocks from the ranking  described  earlier  that it thinks will provide the best  balance  between  risk and  expected  return.  The goal is to create an equity  portfolio  that  provides better returns than the S&P 500(R)Index without taking on significant additional risk.

         Fixed Income  Investments.  The Sub-advisor  intends to maintain  approximately  40% of the Portfolio's  assets in fixed income  securities.  Up to 20% of the  Portfolio's  fixed income  securities will be invested in foreign fixed income securities.  These  percentages  will fluctuate and may be higher or lower  depending on the mix the  Sub-advisor  believes will be most appropriate for achieving the Portfolio's objectives.

         The fixed  income  portion of the  Portfolio is invested in a  diversified  portfolio  of  government  securities,
corporate  fixed  income  securities,   mortgage-backed  and  asset-backed   securities,   and  similar   securities.   The
Sub-advisor's  strategy is to actively manage the Portfolio by investing the Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative  to the other  sectors)  and which  represent  better  relative  long-term  investment opportunities.

         The Sub-advisor  will adjust the weighted average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted  average  maturity of the fixed income portion of the Portfolio will be in the 3- to 10-year range.  During periods of rising interest rates,  the weighted  average  maturity may be reduced in order to reduce the effect of bond price  declines on the  Portfolio's  net asset value.  When  interest  rates are falling and bond prices are rising, the Portfolio may be moved toward the longer end of its maturity range.

         Debt  securities  that  comprise the  Portfolio's  fixed income  portfolio  will  primarily  be  investment  grade obligations.  However,  the Portfolio  may invest up to 15% of its fixed income  assets in  high-yield  securities or "junk bonds."  Regardless of rating  levels,  all debt  securities  considered  for purchase by the Portfolio are analyzed by the
Sub-advisor to determine,  to the extent reasonably  possible,  that the planned  investment is sound, given the investment objective of the Portfolio.  For an additional  discussion of lower-rated  securities and their risks,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         In determining the allocation of assets among U.S. and foreign  capital  markets,  the  Sub-advisor  considers the condition and growth potential of the various economies;  the relative  valuations of the markets;  and social,  political, and economic  factors that may affect the markets.  The Sub-advisor  also considers the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign  Securities.  The  Portfolio  may invest up to 25% of its total  assets in equity and debt  securities  of foreign  issuers,  including  foreign  governments  and  their  agencies,  when  these  securities  meet its  standards  of selection.  (As noted above,  up to 20% of the fixed income  portion of the Portfolio  normally will be invested in foreign securities.)  These  investments  will be made  primarily  in issuers in developed  markets.  The  Portfolio  may make such investments  either  directly in foreign  securities,  or by  purchasing  depositary  receipts for foreign  securities.  To protect  against  adverse  movements in exchange rates between  currencies,  the Portfolio may, for hedging  purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

Other Investments:

         The Portfolio may invest in derivative  securities.  Certain of these  derivative  securities  may be described as
"index/structured"  securities,  which are securities  whose value or performance is linked to other equity  securities (as in the case of  depositary  receipts),  currencies,  interest  rates,  securities  indices  or other  financial  indicators
("reference  indices").  The  Portfolio  may not  invest  in a  derivative  security  unless  the  reference  index  or the instrument to which it relates is an eligible  investment  for the  Portfolio.  For example,  a security  whose  underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         For further  information on these  securities and investment  practices,  see this Prospectus  under "Certain Risk
Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The Portfolio normally invests  approximately 60% of its total assets in equity securities and 40% in fixed income securities.  This mix may vary over  shorter  time  periods;  the equity  portion  may range  between  50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates  common stock investments in larger, more established  companies,  but the Portfolio may include small and medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute  more than 30% of the equity  portion of the Portfolio.  Up to
35% of the equity portion may be invested in foreign (non-U.S.  dollar  denominated)  equity  securities.  The fixed income portion of the Portfolio will be allocated among investment grade  securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high quality debt securities (up to 30%); and
cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the Sub-advisor's  outlook for the markets.
When deciding  upon asset  allocations,  the  Sub-advisor  may favor fixed income  securities if the economy is expected to slow  sufficiently  to hurt corporate  profit  growth.  The opposite may be true when strong  economic  growth is expected.
Shifts between stocks and bonds will normally be done gradually and the  Sub-advisor  will not attempt to precisely  "time"
the  market.  The  Portfolio's  investments  in foreign  equity and debt  securities  are  intended  to provide  additional diversification,  and the  Sub-advisor  will  normally  have at least three  different  countries  represented  in both the foreign equity and foreign debt portions of the Portfolio.

         Securities may be sold for a variety of reasons,  such as to effect a change in asset allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests  both in equity and fixed income  securities,  the  Portfolio  risk of loss and share price fluctuation  (and  potential for gain) will tend to be less than funds  investing  primarily in equity  securities and more than funds  investing  primarily  in fixed  income  securities.  Of course,  both equity and fixed  income  securities  may decline in value.

         Equity securities may decline because the stock market as a whole declines,  or because of reasons specific to the company,  such as  disappointing  earnings or changes in its competitive  environment.  The Portfolio's  level of risk will increase if a  significant  portion of the Portfolio is invested in  securities  of small-cap  companies.  Like other fixed income funds,  the fixed income portion of the Portfolio is subject to changes in market  interest rates and changes in the credit quality of specific  issuers.  Because of the  Portfolio's  focus on fixed income  securities  with  intermediate to long  maturities,  changes in market  interest rates may cause  substantial  declines in the Portfolio's  share price.  The
Portfolio's  level of risk will increase if a significant  portion of the Portfolio is invested in  lower-rated  high yield bonds or in foreign  securities.  Because a  significant  portion of the  Portfolio's  fixed income  investments  may be in mortgage-backed and asset-backed  securities,  this could add increased  volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

         Equity  Securities.  When selecting  particular  stocks to purchase,  the Sub-advisor will examine relative values and prospects among growth and  value-oriented  stocks,  domestic and international  stocks, and small-to large-cap stocks.
Domestic  stocks are drawn from the overall U.S.  market while  international  equities are selected  primarily  from large companies  in  developed  countries.  Investments  in  non-U.S.  dollar  denominated  stocks may be made solely for capital appreciation  or solely  for income or any  combination  of both for the  purpose of  achieving  a higher  overall  return.
Stocks of companies in developing  countries  may also be included.  The equity  portion of the Portfolio  also may include convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater  potential for  appreciation.  These companies may have limited  product  lines,  markets and financial  resources,  or they may be dependent on a small or  inexperienced management  group.  In addition,  their  securities  may trade less  frequently  and move more abruptly than  securities of larger companies.

         Fixed Income  Securities.  Bond  investments  are  primarily  investment  grade (top four credit  ratings) and are chosen  from across the entire  government,  corporate  (including  non-investment  grade  "junk"  bonds),  mortgage-backed
(including  derivatives  such  as  collateralized  mortgage  obligations  and  stripped  mortgage-backed   securities)  and
asset-backed  bond markets.  While the weighted  average  maturities of each  component of the fixed income  portion (i.e., investment grade,  high yield,  etc.) of the Portfolio will differ based on the  Sub-advisor's  view of market  conditions, the weighted average  maturity of the fixed income portion as a whole (except for the cash reserves  component) is expected to be in the range of 7 to 12 years.  Maturities  will  reflect the  Sub-advisor's  outlook for  interest  rates.  The cash reserves  component  will consist of high quality  domestic and foreign money market  instruments,  including  money market funds managed by the Sub-advisor.

Other Investments:

         The Portfolio may enter into stock index,  interest rate or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The
Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign  currencies,  securities,  and financial  indices.  The  Portfolio  may invest up to 10% of its total  assets in hybrid  instruments,  which  combine  the characteristics  of  futures,  options and  securities.  To the extent the  Portfolio  uses these  investments,  it will be exposed to additional  volatility and potential  losses.  The Portfolio may enter into forward  foreign  currency  exchange contracts in connection with its foreign investments.

         For an additional  discussion of these other  investments and their risks, see this Prospectus under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  As noted  above,  up to 20% of the fixed  income  portion of the  Portfolio  normally may consist of cash reserves including  repurchase  agreements.  In addition,  the Portfolio may maintain cash reserves without limitation for temporary  defensive purposes.  While the Portfolio is in a defensive  position,  the opportunity to achieve its  investment  objective of a high level of total  return may be limited.  Cash  reserves  also  provide  flexibility  in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.

      Fixed  income  securities  include  securities  issued  or  guaranteed  by  the  U.S.  government,  its  agencies  or
government-sponsored  enterprises;   corporate  debt  securities  of  U.S.  and  non-U.S.  issuers,  including  convertible securities and corporate commercial paper; mortgage and other asset-backed  securities;  inflation-indexed  bonds issued by both governments and corporations;  structured notes, included hybrid or "indexed" securities,  event-linked bonds and loan participations;  delayed  portfolio  loans and  revolving  credit  securities;  bank  certificates  of deposit,  fixed time deposits and bankers'  acceptances;  repurchase  agreements and reverse  repurchase  agreements;  debt securities issued by state or local governments and their agencies and government-sponsored  enterprises;  obligations of foreign governments or
their  subdivisions,   agencies  and  government-sponsored  enterprises;  and  obligations  of  international  agencies  or supranational entities.

      To achieve its  objectives,  the Portfolio  intends to invest  primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign  authorities,  provinces and municipalities  as well as investment  grade corporate bonds and mortgage and  asset-backed  securities of U.S. and foreign issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing its maturity  structure and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market  factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and  currency exchange  rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency  risk  can  be  minimized  through  hedging.  These  bonds  must,  at the  time  of  purchase,  have  received  an investment-grade  rating from at least one rating  agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below investment-grade by other agencies.  Such bonds are called "split-rated").

         Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign  currency  transactions  such as forward  foreign  currency  exchange  contracts,  hedging its foreign  currency exposure  back to the dollar or against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce currency risks through  diversification  among foreign securities and active management of currency  exposures.  The
Sub-advisor  may use foreign  forward  currency  contracts  and currency  options to hedge the risk to the  Portfolio  when foreign currency  exchange rate movements are expected to be unfavorable to U.S.  investors.  Under certain  circumstances, the  Sub-advisor  may commit a substantial  portion of the Portfolio to currency  contracts  and currency  options.  If the
Sub-advisor's forecast of currency movements proves wrong, this hedging activity may cause a loss.

         The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade,  high-risk bonds
("junk  bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S.
dollars.  In addition,  the Portfolio may invest up to 30% of its assets in mortgage-backed  (including  derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

         Like any fixed income fund, the value of the Portfolio  will  fluctuate in response to changes in market  interest rates and the credit quality of particular companies.  International fixed income investing,  however,  involves additional risks that can  increase  the  potential  for losses.  These  additional  risks  include  varying  stages of  economic  and political development of foreign countries,  differing regulatory and accounting standards in non-U.S.  markets, and higher transaction  costs.  Because a substantial  portion of the Portfolio's  investments are denominated in foreign  currencies, exchange rates are also likely to have a significant  impact on total  Portfolio  performance.  For example,  a rise in the
U.S.  dollar's  value  relative to the Japanese  yen will  decrease  the U.S.  dollar value of a Japanese  bond held in the
Portfolio,  even though the price of that bond in yen remains  unchanged.  Therefore,  because of these  currency risks and the risks of investing in foreign  securities  generally,  the  Portfolio  will involve a greater  degree of risk and share price  fluctuation than a fund investing  primarily in domestic fixed income  securities,  but ordinarily will involve less risk than a fund investing  exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to cause greater  fluctuations in value when interest rates change.  The  Portfolio's  investments in  mortgage-backed  and  asset-backed  securities  could further result in increased  volatility,  as these securities are sensitive to interest rate  changes.  Further,  these  securities  carry  special risks in the event of declining  interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt  Securities.  The  Portfolio's  investments  in debt  securities  may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities or political  subdivisions,  securities issued or guaranteed by supranational  organizations  (e.g.,  European Investment Bank,  InterAmerican  Development Bank or
the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities,  and commercial paper.

         The Portfolio may invest in zero coupon  securities,  which are  securities  that are purchased at a discount from their face value, but that do not make cash interest  payments.  Zero coupon securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden of certain  emerging  countries.  Even if the bonds are  collateralized,  they are often  considered  speculative  investments because of the country's  credit  history or other factors.  The Portfolio may purchase the  securities of certain  foreign investment funds or trusts called passive foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate  share of the Trust's expenses,  shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The Portfolio intends to select its investments from a number of country and market  sectors,  and intends to have  investments  in  securities of issuers from a minimum of three  different  countries
(including the United States).  However,  the Portfolio is considered a  "nondiversified"  investment  company for purposes of the  Investment  Company Act of 1940. As such,  the Portfolio may invest more than 5% of its assets in the  fixed-income securities of individual  foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any individual  corporate issuer,  except with respect to certain  short-term  investments.  As a nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio  may buy and sell futures  contracts  (and related  options) for a number of reasons  including:  to manage  exposure to changes in interest  rates,  securities  prices and currency  exchange  rates; as an efficient means of adjusting  overall  exposure to certain  markets;  to earn  income;  to protect the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The  Portfolio  may  purchase  or write call and put options on  securities,  financial indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the  Portfolio  may invest and their risks in included  below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without limit in short-term  obligations  denominated in U.S. and foreign  currencies such as certain bank obligations,  commercial paper,  short-term  government and corporate  obligations,  repurchase  agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of high current income and capital growth may be limited.

AST Federated High Yield Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income by investing primarily in a diversified  portfolio of fixed income  securities.  The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in corporate  fixed income  securities that are BBB and below in Standard & Poor's rating or Baa and below in
Moody's rating.  The 80% investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio  will invest  primarily in fixed income  securities  which may include  preferred  stocks,  convertible securities,  bonds,  debentures,  notes,  equipment lease certificates and equipment trust certificates.  There is no lower limit on the rating of securities in which the Portfolio may invest.  The Portfolio may purchase or hold  securities  rated in the lowest rating category or securities in default.

         A fund that invests  primarily in lower-rated  fixed income  securities  will be subject to greater risk and share price  fluctuation  than a typical  fixed income  fund,  and may be subject to an amount of risk that is  comparable  to or greater than many equity funds.  Lower-rated  securities  will usually offer higher  yields than  higher-rated  securities, but with more risk of loss of principal and interest.  This is because of the reduced  creditworthiness  of the  securities and  the  increased  risk of  default.  Like  equity  securities,  lower-rated  fixed  income  securities  tend to  reflect short-term  corporate and market developments to a greater extent than higher-rated fixed income securities,  which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn may adversely  affect the value of some  lower-rated  bonds.  Such a downturn may especially affect  highly  leveraged  companies or companies  in  industries  sensitive to market  cycles,  where  deterioration  in a company's  cash flow may  impair  its  ability  to meet its  obligations  under the  bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be  required  to  restructure  the  terms and  conditions  of the  securities  they have issued.  As a result of these  restructurings,  the value of the  securities  may fall, and the Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary  trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated  bonds.  Adverse  publicity and the  perception of investors  relating to these  securities and their issuers, whether or not warranted,  may also affect the price or liquidity of  lower-rated  bonds.  For an additional  discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         .........Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis  in addition to using  rating organizations  and other  sources,  and may have  discussions  with the issuer's  management or other  investment  analysts regarding issuers.  The Sub-advisor's  credit analysis will consider the issuer's financial  soundness,  its responsiveness to changing  business and market  conditions,  and its  anticipated  cash flow and earnings.  In evaluating an issuer,  the
Sub-advisor  places special  emphasis on the estimated  current value of the issuer's  assets rather than their  historical cost.

         .........Diversification.  The  Sub-advisor  invests in  securities of many  different  issuers,  industries,  and economic sectors to reduce portfolio risk.

         .........Economic  Analysis.  The Sub-advisor  will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the  Portfolio  will  not  invest  more  than 10% of its  total  assets  in  equity securities.  The Portfolio may own zero coupon bonds or pay-in-kind  securities,  which are fixed income securities that do not make  regular cash  interest  payments.  The prices of these  securities  are  generally  more  sensitive to changes in market  interest  rates  than  are  conventional  bonds.  Additionally,  interest  on zero  coupon  bonds  and  pay-in-kind securities  must be reported  as taxable  income to the  Portfolio  even  though it  receives  no cash  interest  until the maturity of such securities.

         The Portfolio may invest in securities  issued by real estate  investment  trusts,  which are companies  that hold real estate or mortgage  investments.  Usually,  real estate investment  trusts are not diversified,  and,  therefore,  are subject to the risks of a single  project or a small number of projects.  They also may be heavily  dependent on cash flows from the  property  they own,  may bear the risk of defaults on  mortgages,  and may be affected by changes in the value of the underlying property.

         The  Portfolio  may also invest in certain types of derivative  securities,  specifically  swaps and  swap-related products.  For  information  on these  investments  and their risks,  see this  Prospectus  under "Certain Risk Factors and
Investment Methods" and the Trust's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The  Portfolio  may also invest all or a part of its assets  temporarily  in cash or cash items for defensive  purposes during times of unusual market  conditions or to maintain  liquidity.  Cash items may include certificates  of  deposit  and  other  bank  obligations;  commercial  paper  (generally  lower-rated);  short-term  notes;
obligations issued or guaranteed by the U.S. government or its agencies or  instrumentalities;  and repurchase  agreements.
While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.

      Fixed  income  securities  include  securities  issued  or  guaranteed  by  the  U.S.  government,  its  agencies  or
government-sponsored  enterprises;   corporate  debt  securities  of  U.S.  and  non-U.S.  issuers,  including  convertible securities and corporate commercial paper; mortgage and other asset-backed  securities;  inflation-indexed  bonds issued by both governments and  corporations;  structured notes,  including hybrid or "indexed"  securities,  event-linked  bonds and loan  participations;  delayed portfolio loans and revolving credit  securities;  bank certificates of deposit,  fixed time deposits and bankers'  acceptances;  repurchase  agreements and reverse  repurchase  agreements;  debt securities issued by state or local governments and their agencies and government-sponsored  enterprises;  obligations of foreign governments or
their  subdivisions,   agencies  and  government-sponsored  enterprises;  and  obligations  of  international  agencies  or supranational entities.

         To pursue its  objective,  the  Portfolio  normally  invests  primarily  in high yield and  investment  grade debt securities,  securities  convertible into common stock and preferred  stocks.  At least 20% of the Portfolio's  assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

         The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an actively managed,  diversified portfolio of investments.  Through portfolio diversification,  credit analysis and attention to current  developments  and trends in interest  rates and economic  conditions,  the  Sub-advisor  attempts to reduce the
Portfolio's  risks.  The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e.,  research on individual  companies rather than the economy as a whole) to identify undervalued  securities.  The Portfolio may find good value in high yield  securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have more than half of its  assets  invested  in those  securities.  Higher  yield on debt  securities  can occur  during  periods of high inflation when the demand for borrowed money is high. Also, buying  lower-rated  bonds when the Sub-advisor  believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may also make  significant  investments  in  mortgage-backed  securities.  Although the  Portfolio expects to maintain a weighted  average maturity in the range of five to twelve years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

         The  Portfolio  may  invest  up to 20% of its net  assets in  equity  securities.  These  include  common  stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

         As a fund that invests  primarily in fixed income  securities,  the  Portfolio is subject to the general risks and considerations  associated  with investing in such  securities.  The value of an investment in the Portfolio will change as market interest rates  fluctuate.  When interest rates rise, the prices of debt securities are likely to decline,  and when interest  rates fall,  the prices of debt  securities  tend to rise. The Portfolio  generally  maintains a relatively  long average  maturity,  and longer-term  debt securities are usually more sensitive to interest rate changes.  Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk  that an issuer of a debt  security  will fail to make  timely  payments  of  principal  or interest to the  Portfolio,  a risk that will be relatively  high because the Portfolio will likely have  substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal  and/or interest  payments after the Portfolio  purchases its securities.  In addition,  the market for high yield securities  generally is less liquid than the market for  higher-rated  securities.  In addition,  the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's  investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt  securities.  In addition  to the risks  associated  with fixed  income  securities  generally, mortgage-backed  securities are subject to the additional risk that early repayments will reduce the Portfolio's  return on such securities.

         To the extent that the Portfolio  invests in equity  securities,  it will be subject to the risks  associated with investing in such  securities.  In general,  stock values  fluctuate in response to the activities of individual  companies and in response  to general  market and  economic  conditions.  The stock  markets  tend to be  cyclical,  with  periods of generally  rising  stock prices and other  periods of  generally  declining  prices.  Accordingly,  the value of the equity securities that the Portfolio holds may decline over short or extended periods.

Other Investments:

         The  Portfolio  may invest up to 20% of its net  assets in  foreign  securities  (securities  primarily  traded in countries  outside the United  States),  and may enter into forward  foreign  currency  contracts in connection  with these foreign investments.

         Additional  information  on the types of securities  and  instruments  in which the Portfolio may invest and their risks are included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While typically  fully  invested,  the Portfolio may at times increase its investments in cash and  short-term  debt  securities  for defensive  purposes.  The Portfolio may also invest in short-term  fixed income securities  to invest  uncommitted  cash  balances or to maintain  liquidity to meet  shareholder  redemptions.  Short-term securities include  obligations of the U.S. Government and its agencies and  instrumentalities,  commercial paper, and bank certificates  of deposit and bankers'  acceptances.  When the Portfolio  increases its cash  position,  the  opportunity to achieve its investment objective of high total return will be limited.

AST DeAM BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek a high level of income,  consistent  with the preservation of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.

         The  Portfolio  pursues its  investment  objective by  investing  primarily in  intermediate-term  U.S.  Treasury, corporate,  mortgage-backed  and  asset-backed,  taxable  municipal and tax-exempt  municipal bonds. The Portfolio  invests primarily  in  investment  grade fixed income  securities  rated  within the top three  rating  categories  of a nationally
recognized  rating   organization.   Fixed  income  investments   include  bonds,   notes  (including   structured  notes),
mortgage-related  securities,  asset-backed securities,  convertible securities,  eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.

         Fixed income  securities may be issued by U.S. and foreign  corporations or entities;  U.S. and foreign banks; the
U.S. government, its agencies,  authorities,  instrumentalities or sponsored enterprises;  state and municipal governments;
supranational  organizations;  and foreign  governments  and their  subdivisions.  These  securities  may have all types of interest  rate  payment and reset  terms,  including  fixed rate,  adjustable  rate,  zero  coupon,  contingent,  deferred, payment-in-kind and auction rate features.

         The  Sub-advisor  generally  takes a "bottom  up"  approach  to  building  the  Portfolio.  That is, in  selecting investments,  the Sub-advisor  identifies  securities and sectors which it believes are undervalued  relative to the market rather than relying on interest rate forecasts.  The Sub-advisor uses the following process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks;
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts; and
o        Subordinates sector weightings to individual bonds that may add above-market value.

         Although the Sub-advisor  intends to maintain a dollar weighted  effective average  portfolio  maturity of five to ten years,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The dollar weighted average  portfolio  maturity may be shorter than the stated maturity due to several  factors,  including but not limited to prepayment patterns, call dates and put features.

         As a fund that invests  primarily in fixed income  securities,  the  Portfolio is subject to the general risks and considerations  associated with investing in such securities,  including  market  fluctuation,  interest rate risk,  credit risk and  maturity  risk.  Deteriorating  market  conditions  may cause an overall  weakness in the market that reduces the absolute  level of securities  prices in that market.  The value of an  investment  in the Portfolio  will change as market interest  rates  fluctuate.  When  interest  rates rise,  the prices of debt  securities  are likely to  decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The longer the maturity of a security,  the greater the effect a change in interest  rates is likely to have on its price.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security will default or become unable to meet its obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

Other Investments:

o        The Portfolio may invest up to 15% of its total assets in investment  grade fixed income  securities  rated within the fourth highest rating category.

o        The Portfolio may invest up to 25% of its total assets in U.S.  dollar-denominated  securities of foreign  issuers and governments.

o        The  Portfolio  may hold up to 20% of its total  assets in cash or money market  instruments  in order to maintain liquidity,  or in the event the Sub-advisor  determines that securities meeting the Portfolio's  investment  objective are not otherwise readily available for purchase.

         Additional  information  about the  securities in which the Portfolio may invest and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the  Portfolio  may be invested  temporarily  in cash or cash equivalents in response to  extraordinary  adverse  political,  economic or bond market events.  Temporary  investments may include U.S. or foreign government obligations,  commercial paper, bank obligations,  and repurchase agreements.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of a high current income will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that incorporates its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices  (including futures,  options, swaps and dollar  rolls) as described  below,  that many other fixed income funds do not  utilize.  These  investments  and practices  are designed to increase the  Portfolio's  return or hedge its  investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the
Portfolio may invest may be particularly  sensitive to changes in interest  rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a derivative  contract) will default or become  unable to meet its  obligation.  Generally,  the lower the  rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as "catastrophe  bonds." If the trigger event occurs,  the  Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often  provide for an extension of maturity to process and audit loss claims  where a trigger  event has, or possibly  has, occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose the Portfolio to certain unanticipated  risks  including  credit  risk,  adverse  regulatory  or  jurisdictional  interpretations,  and  adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and other  asset-backed  securities,  including  collateralized  mortgage  obligations.  The value of some mortgage-backed  and  asset-backed  securities in which the Portfolio  invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may invest  up to  10%  of  its  assets  in  securities  of  issuers  based  in  developing  countries  (as  determined  by the
Sub-advisor).  The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies  and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange risks arising from the  Portfolio's  investment or anticipated  investment in securities  denominated in foreign currencies.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of  attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly in an instrument  that yielded the desired return.  The Portfolio may also enter into options on swap  agreements.
Swap agreements are two-party  contracts  entered into primarily by institutional  investors for periods ranging from a few weeks to more than one year.  In a  standard  "swap"  transaction,  the two  parties  agree to  exchange  the  returns  (or differentials  in rates of  return)  earned or  realized  on  particular  investments  or  instruments.  The  returns to be exchanged  between the parties are calculated with respect to a "notional  amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities representing a particular  index.  Commonly used swap agreements  include  interest rate caps, under which, in return for a premium,  one party  agrees to make  payments to the other to the extent that  interest  rates  exceed a specified  rate or
"cap";  interest  floors,  under  which,  in return for a premium,  one party  agrees to make  payments to the other to the extent that interest rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest  rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that incorporates its yield,  coupon interest  payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the Sub-advisor's  forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income  securities that are rated below  investment grade
("junk bonds") but are rated B or higher by Moody's Investors Services,  Inc.  ("Moody's") or Standard & Poor's Corporation
("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that  obtained by a portfolio  investing in equity  securities.  At the same  time,  the risk and  price  fluctuation  of a fixed  income  fund is  expected  to be less than that of an equity portfolio,  so that a fixed income portfolio is generally  considered to be a more conservative  investment.  However,  the
Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities  (including  various  types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar rolls) as described below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or  financial information.  Generally,  the value of fixed  income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities  than for short-term  securities.  Therefore,  the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total
Return Bond Portfolio,  because its average duration will be shorter.  Certain  mortgage-backed and asset-backed securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.
The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a  derivative  contract)  will  default  or become  unable to meet its  obligation.  Generally,  the lower the  rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments that the Portfolio may invest in,  and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including futures, options and mortgage-backed and asset-backed securities,  is included below under "Certain
Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are  supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported  by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit  of the instrumentality.

         Corporate  Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange  rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed  income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or  technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities  are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide  the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will  cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed   Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio  may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as "catastrophe  bonds." If the trigger event occurs,  the  Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often  provide for an extension of maturity to process and audit loss claims  where a trigger  event has, or possibly  has, occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose the Portfolio to certain unanticipated  risks  including  credit  risk,  adverse  regulatory  or  jurisdictional  interpretations,  and  adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other   Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and  other  asset-backed   securities,   including   collateralized   mortgage  obligations  and  stripped
mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a  dollar  roll,  the  Portfolio  sells  mortgage-backed  or  other  securities  for  delivery  in the  current  month  and simultaneously  contracts to purchase  substantially  similar  securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is  compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any interest earned on the proceeds of the  securities  sold.  The  Portfolio  also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed  as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may buy and sell foreign currency futures contracts and options on foreign  currencies and foreign currency futures  contracts, and enter into forward  foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The Portfolio  may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index  futures contracts  and foreign  currency  futures  contracts  and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest  rates and  securities  indices.  The Portfolio may use these  techniques to hedge  against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of  attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly  in an  instrument  that  yielded  the  desired  return.  The  Portfolio  may  also  enter  into  options  on swap agreements.  Swap  agreements  are  two-party  contracts  entered into  primarily by  institutional  investors  for periods ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or  instruments.  The returns to be exchanged  between the parties are calculated  with respect to a "notional  amount," i.e., a specified  dollar amount that is  hypothetically  invested at a particular  interest  rate, in a particular  foreign  currency,  or in a "basket" of securities  representing a particular  index.  Commonly used swap agreements  include  interest rate caps,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest  rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount  under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money  market fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the
Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will achieve its goal of a stable net asset value, and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance, the issuer or guarantor  of a portfolio  security or the other party to a contract  could  default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1. In addition,  the income earned by the Portfolio  will fluctuate  based on market  conditions,  interest rates and other factors.  In a low interest rate  environment,  the yield for the  Portfolio,  after  deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses  is  positive.  A  negative  yield may also  cause  the  Portfolio's  net asset  value to fall  below  $1.00.  The
Investment  Manager may decide to  reimburse  certain of these  expenses to the  Portfolio  in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must maintain a weighted average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities  that have  effective  maturities  of not more than 397 days.  In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance with  guidelines  adopted by the Trustees of the Trust,  present minimal credit risks.  The
Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and  Standard &
     Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if  rated  by  more  than  one  nationally  recognized  statistical  rating  organization,  at  least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards  must be satisfied at the time an  investment is made. If the quality of the  investment  later  declines, the Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Directors  that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements,  the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its agencies and  instrumentalities  either directly or through repurchase  agreements.  U.S. Government  obligations  include:
(i) direct  obligations  issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued  or  guaranteed  by  government-sponsored  agencies  acting  under  authority  of  Congress.  Some  U.S.  Government
Obligations  are  supported  by the full faith and credit of the U.S.  Treasury;  others are  supported by the right of the issuer to borrow  from the  Treasury;  others are  supported  by the  discretionary  authority  of the U.S.  Government  to purchase  the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio  may  invest  in  high  quality  United  States  dollar-denominated  negotiable certificates of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan associations and savings banks meeting  certain total asset  minimums.  The Portfolio may also invest in  obligations  of  international banking  institutions  designated or supported by national governments to promote economic  reconstruction,  development or trade between  nations (e.g.,  the European  Investment  Bank,  the  Inter-American  Development  Bank, or the World Bank).
These  obligations may be supported by commitments of their member  countries,  and there is no assurance these commitments will be undertaken or met.

         Commercial Paper;  Bonds. The Portfolio may invest in high quality  commercial paper and corporate bonds issued by
United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The Portfolio may invest in asset-backed  securities backed by credit card receivables, automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Directors of the Company,  the Portfolio may invest in certain synthetic  instruments.  Such instruments  generally involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of  certificates  evidencing  interests in the trust.  The Sub-advisor  will review the structure of synthetic  instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars  and  may be made  directly  in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

PORTFOLIO TURNOVER:

         Each  Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's  best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions  will increase a Portfolio's  "portfolio  turnover." A
100%  portfolio  turnover rate would occur if all of the securities in a portfolio of  investments  were replaced  during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following  Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST William Blair International Growth Portfolio
         AST American Century International Growth Portfolio
         AST DeAM International Equity Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST Goldman Sachs Small-Cap Value Portfolio
         AST DeAM Small-Cap Value Portfolio
         AST Goldman Sachs Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Alliance Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST Goldman Sachs Concentrated Growth Portfolio
         AST DeAM Large-Cap Growth Portfolio
         AST DeAM Large-Cap Value Portfolio
         AST Alliance/Bernstein Growth + Value Portfolio*
         AST Cohen & Steers Realty Portfolio
         AST T. Rowe Price Global Bond Portfolio
         AST Lord Abbett Bond-Debenture Portfolio
         AST DeAM Bond Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses  and other transaction costs, which are borne by a Portfolio and will reduce its performance.

*Portfolio turnover for the growth portion of the Portfolio may exceed 100%.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each  Portfolio is determined as of the time of the close of the New York
Stock  Exchange  (the "NYSE")  (which is normally  4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.
NAV is  determined  by dividing the value of a  Portfolio's  total  assets,  less any  liabilities,  by the number of total shares of that Portfolio  outstanding.  In general,  the assets of each Portfolio  (except the AST Money Market  Portfolio)
are valued on the basis of market quotations.  However,  in certain  circumstances  where market quotations are not readily available or are believed to be  inaccurate,  assets are valued by methods that are believed to  accurately  reflect  their fair value.  The assets of the AST Money Market  Portfolio  are valued by the amortized  cost method,  which is intended to approximate  market  value.  Because  NAV is  calculated  and  purchases  may be made only on  business  days,  and because securities traded on foreign  exchanges may trade on other days, the value of a Portfolio's  investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("Contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before 4:00 P.M.  Eastern  Standard Time are effected at the NAV determined as of 4:00 P.M.  Eastern  Standard Time on that same day.  Orders  received  after 4:00 P.M.  Eastern  Standard Time are effected at the NAV  calculated  the next business day.  Payment for  redemptions  will be made within  seven days after the  request is  received.  The Trust does not assess any fees, either when it sells or when it redeems its securities.  However,  surrender charges,  mortality and expense risk fees and other  charges may be assessed by  Participating  Insurance  Companies  under the  variable  annuity  contracts or variable  life  insurance  policies.  Please refer to the  prospectuses  for the variable  annuity  contracts  and variable insurance policies for further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of
ASLAC and its affiliates,  which is a retirement plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of investment in the Trust by various  insurance  companies  for the benefit of their  Contractholders  and by various  qualified  plans.
These  conflicts  could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently expect that any material  conflicts  of interest  will arise.  Nevertheless,  the  Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any, should be taken in response to such conflicts.  Should any conflict  arise that would  require a substantial  amount of assets to be withdrawn  from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Acquisition  of American  Skandia by Prudential  Financial,  Inc.:  On December 19, 2002,  Skandia  Insurance  Company Ltd.
("Skandia"),  the ultimate  parent company of American  Skandia  Investment  Services,  Inc.  ("ASISI"),  announced that it reached a definitive agreement with Prudential Financial,  Inc.  ("Prudential") to sell American Skandia, Inc. ("ASI"), and its  subsidiaries,  including ASISI, to Prudential (the  "Transaction").  Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance  companies in many  countries.  The  predecessor to Skandia  commenced  operations in
1855.  Founded in 1875,  Prudential is a publicly held  financial  services  company  primarily  engaged in providing  life insurance,  property  and  casualty  insurance,  mutual  funds,  annuities,  pension and  retirement  related  services and administration,  asset management,  securities brokerage,  banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

         The Transaction is anticipated to close during the second quarter of 2003 (the  "Closing").  Prudential and ASI do not anticipate that the portfolio  management or the day-to-day  operation of the Portfolios will be adversely  impacted as a result of the Transaction.

Investment  Managers:  ASISI,  One Corporate Drive,  Shelton,  Connecticut,  has served as Investment  Manager to the Trust since 1992, and serves as investment manager to a total of 72 investment  company  portfolios  (including the Portfolios of the Trust).  Prior to the  Closing of the  Transaction,  ASISI will  continue  to serve as sole  Investment  Manager to the
Trust.  After the  Closing  of the  Transaction,  ASISI  will  serve as  co-manager  of the  Trust  along  with  Prudential
Investments  LLC ("PI") (each an "Investment  Manager" and together the  "Investment  Managers").  PI is located at Gateway
Center Three, 100 Mulberry Street,  Newark, New Jersey,  and serves as investment manager to the investment  companies that comprise the Prudential mutual funds.

         The Trust's  Investment  Management  Agreements,  on behalf of each  Portfolio,  with ASISI,  effective  until the
Closing of Transaction (the "Current  Management  Agreements"),  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolio.  ASISI has engaged  Sub-advisors to conduct the investment  programs of each  Portfolio,  including  the  purchase,  retention  and  sale of  portfolio  securities.  ASISI is  responsible  for monitoring the activities of the  Sub-advisors  and reporting on such activities to the Trustees.  ASISI must also provide, or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder  servicing services that are deemed advisable by the Trustees.

         After the Closing of the Transaction,  new Investment Management Agreements (the "New Management Agreements") will be  effective  among the Trust,  on behalf of each  Portfolio,  and ASISI and PI as  co-managers.  As  co-manager,  PI will provide supervision and oversight of ASISI's investment  management  responsibilities  with respect to the Trust.  Pursuant to the New Management  Agreements,  ASISI and PI jointly will administer each  Portfolio's  business  affairs and supervise each Portfolio's  investments.  Under the New Management  Agreements,  subject to approval by the Board of Trustees,  ASISI and PI may  select  and  employ  one or more  sub-advisors  for a  Portfolio,  who will  have  primary  responsibility  for determining what investments the Portfolio will purchase, retain and sell.

         The Trust has  obtained an  exemption  from the  Securities  and Exchange  Commission  that permits an  Investment
Manager,  subject to approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio and to enter into new  sub-advisory  agreements,  without  obtaining  shareholder  approval of the  changes.  This  exemption  (which is similar to  exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the Trust) is intended to facilitate  the efficient  supervision  and  management of the  Sub-advisors  by an Investment  Manager and the
Trustees.

Sub-advisors:

         Alliance  Capital  Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York,  NY 10105,  serves as
Sub-advisor for the AST Alliance Growth  Portfolio and AST Alliance Growth and Income  Portfolio and for the portion of the
AST  Alliance/Bernstein  Growth + Value  Portfolio  invested  in growth  stocks.  Alliance is a leading  global  investment adviser supervising client accounts with assets as of December 31, 2002 totaling more than $386 billion.

         Syed J. Hasnain and James G. Reilly have been the individuals  primarily responsible for the management of the AST
Alliance Growth  Portfolio  since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Hasnain has been managing the Portfolio  since May 2003 and is Senior Vice  President,  U. S. Large Cap Portfolio  Manager and a member of the Global
Large Cap Growth Equity Team. He has been  associated  with Alliance  since 1995. Mr. Reilly is Executive Vice President of
ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the AST Alliance  Growth and
Income  Portfolio  since  Alliance  became the  Portfolio's  Sub-advisor  in May 2000.  Mr.  Rissman  has been  Senior Vice
President of ACMC since 1994 and has been  associated  with Alliance  since 1989.  Mr. Caruso is a Senior Vice President of
ACMC and has been associated with Alliance since 1994.

         Day to day investment decisions for the growth portion of the AST Alliance/Bernstein  Growth +Value Portfolio have been made by Syed  Hasnain,  Stephanie  Simon and Dan Nordby since the  Portfolio  commenced  operations.  Seth J. Masters,
Chief Investment  Officer for Style Blend Services,  has overall  responsibility  for rebalancing and administration of the growth and value  components of the  Portfolio.  Mr.  Hasnain has been managing the Portfolio  since May 2003 and is Senior
Vice  President,  U. S. Large Cap  Portfolio  Manager and a member of the Global Large Cap Growth  Equity Team. He has been associated  with Alliance since 1995.  Ms. Simon is Senior Vice  President and Large Cap Portfolio  Manager and joined ACMC in 1998 after serving as Chief  Investment  Officer for Sargent  Management  Company from 1996 to 1998.  Mr. Norby,  Senior
Vice  President,  has been with Alliance  since 1996.  Mr.  Masters has been with Alliance and,  prior to that,  Sanford C.
Bernstein & Co.LLC,  since 1991 and is the chairman of the firm's US and Global Style Blend Investment  Policy Groups and a
member of the Bernstein Global, International and Emerging Markets Value Investment Policy Group.

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main Street,
Kansas City, Missouri 64111,  serves as Sub-advisor for the AST American Century  International  Growth Portfolio,  the AST
American Century Income & Growth  Portfolio and the AST American Century  Strategic  Balanced  Portfolio.  American Century
has been  providing  investment  advisory  services to  investment  companies and  institutional  clients since 1958. As of
December 31, 2002, American Century and its affiliates managed assets totaling approximately $72 billion.

         American Century utilizes a team of portfolio managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American  Century
International  Growth  Portfolio are Henrik Strabo and Mark S. Kopinski.  Henrik Strabo joined American  Century in 1993 as an investment  analyst,  has been a portfolio manager member of the  international  team since 1994 and has managed the AST
American  Century  International  Growth  Portfolio  since its inception.  Mark S.  Kopinski,  Vice President and Portfolio
Manager  for  American  Century,  rejoined  American  Century in April 1997 and has  co-managed  the AST  American  Century
International  Growth  Portfolio  since that time.  From June 1995 to March 1997, Mr. Kopinski served as Vice President and
Portfolio Manager for Federated Investors, Inc.

         The portfolio manager members of the portfolio team responsible for the day-to-day  management of the AST American
Century Income & Growth  Portfolio are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R. Tyler,  William Martin and Vivienne
Hsu. Mr.  Schniedwind is Senior Vice President and Group Leader -- Quantitative  Equity for American Century,  and has been with  American  Century  since 1982.  He is a Chartered  Financial  Analyst.  Mr.  Borgwardt is Vice  President  and Senior
Portfolio  Manager for  American  Century,  and has been with  American  Century  since 1990.  He is a Chartered  Financial
Analyst.  Mr. Tyler,  Senior Vice  President  and Portfolio  Manager,  joined  American  Century in 1988. He is a Chartered
Financial  Analyst.  Mr. Martin,  Vice President and Senior  Portfolio  Manager,  joined American  Century in 1989. He is a
Chartered  Financial  Analyst.  Ms. Hsu,  Portfolio  Manager,  has been with  American  Century  since July 1997.  She is a
Chartered Financial Analyst.

         The portfolio  manager members of the team responsible for the day-to-day  management of the equity portion of the
AST American Century Strategic  Balanced  Portfolio are the same as the individuals noted above who manage the AST American
Century Income & Growth  Portfolio.  The fixed income portion of the AST American Century Strategic  Balanced  Portfolio is
managed by a team of portfolio  managers  with  expertise  in different  areas of fixed  income  investing.  The  portfolio manager  leader of the team  responsible  for the  day-to-day  management  of the fixed income  portion of the Portfolio is
Brian Howell.  Mr. Howell joined American  Century in 1987 as a research  analyst and was promoted to his current  position as portfolio manager in January 1994.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017, acts as the  Sub-advisor  for the AST Cohen & Steers  Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios dedicated to  investments  in real estate  investment  trusts  ("REITS").  As of December 31, 2002,  Cohen & Steers managed approximately $6.6 billion in assets.

         Robert H. Steers,  Chairman,  and Martin Cohen,  President formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Deutsche Asset Management,  Inc. ("DAMI"), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor to the
AST DeAM International Equity Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST DeAM Small-Cap Value Portfolio,
the AST DeAM Large-Cap Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST DeAM Global Allocation Portfolio
and the DeAM Bond Portfolio.  DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset  management  services since 1953.  As of December 31, 2002, as part of Deutsche  Asset  Management  group  ("DeAM"),  DAMI managed  approximately
$90.3 billion of DeAM Americas' $389.3 billion in assets.

         David Koziol and Michael Patchen are the co-portfolio  managers for the AST DeAM  International  Equity Portfolio, the AST DeAM Small-Cap Growth Portfolio,  the AST DeAM Large-Cap Growth  Portfolio,  the AST DeAM Small-Cap Value Portfolio
and the AST DeAM Large-Cap  Value  Portfolio.  They have been involved in the  management of the AST DeAM Small-Cap  Growth
Portfolio  since DAMI became the  Portfolio's  sub-advisor in December  2001.  They have been involved in the management of the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Value  Portfolio  and the AST  DeAM  Large-Cap  Value
Portfolio  since  each  Portfolio  commenced  operations.  They  have  been  involved  in the  management  of the AST  DeAM
International  Equity Portfolio since DAMI became the Portfolio's  sub-advisor in May 2002. Mr. Koziol,  CFA,  Director and
Head of Global  Quantitative  Equities joined DAMI in 2001 as Head of Global Quantitative Equity Research and International
Portfolio  Manager  after 6 years of experience as a Principal in the Advanced  Strategies  and Research  Group at Barclays
Global  Investors,  where he  developed  quantitative  equity fixed income and hedge fund  products,  and as an  investment banker at Salomon  Brothers.  Mr. Patchen is Vice President and Head of Global  Quantitative  Equity Portfolio  Management,
responsible  for managing a variety of global  mandates  covering  both  traditional  accounts and a  market-neutral  hedge fund.  Mr.  Patchen  joined DAMI in 2000 with four years of experience  managing  global  quantitative  mandates  including hedge funds and separate accounts at AQR Capital Management and Goldman Sachs Asset Management.

         David  Baldt,  CFA,  is a  Managing  Director  for DAMI and is the lead  portfolio  manager  of the AST DeAM  Bond
Portfolio along with Portfolio  Co-Managers and Managing Directors Gary Bartlett,  CFA, Warren Davis,  Thomas Flaherty,  J.
Christopher  Gagnier,  and Daniel Taylor,  CFA. Mr.  Bartlett has been with DAMI since 1992. Mr. Davis and Mr Flaherty both joined DAMI in 1995. Mr. Gagnier joined the firm in 1997.  Before  joining,  he was portfolio  manager at Paine Webber from
1984 to 1997. Mr. Taylor became a portfolio  manager in 1998.  Prior to that, he was a fixed income  portfolio  manager and senior  credit  analyst at  CoreStates  Investment  Advisers,  from 1992 to 1998.  Mr.  Baldt and his team have managed the
Portfolio since it commenced operations.

         Janet Campagna,  a Managing  Director,  has been managing the AST DeAM Global Allocation  Portfolio since its DAMI became  the  Portfolio's  Sub-advisor  in May  2002.  Ms.  Campagna  joined  DAMI in 1999  after 11 years as an  investment strategist and manager of the Asset  Allocation  group at Barclays Global  Investors and global asset  allocation  research director at First Quadrant Corp.

         Federated Investment Counseling  ("Federated  Investment"),  Federated Investors Tower,  Pittsburgh,  Pennsylvania
15222-3779,  serves as  Sub-advisor  for the AST Federated  Aggressive  Growth  Portfolio and the AST Federated  High Yield
Portfolio.  Federated  Global  Investment  Management  Corp.  ("Federated  Global"),  175 Water Street,  New York, New York
10038-4965  serves  as  Sub-Sub-advisor  for the AST  Federated  Aggressive  Growth  Portfolio.  Federated  Investment  was
organized  in 1989,  and  Federated  Global  was  organized  in 1995.  Federated  Investment,  Federated  Global  and their affiliates  serve as investment  advisors to a number of  investment  companies  and private  accounts.  Total assets under management or administration by Federated and its affiliates as of December 31, 2002 were approximately $232 billion.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive  Growth Portfolio are Aash M.
Shah,  Lawrence  Auriana and Hans P. Utsch.  Mr. Shah has managed the Portfolio  since its  inception in October 2000.  Mr.
Shah joined  Federated  Investment's  parent company in 1993, has been a Portfolio  Manager since 1995, and has been a Vice
President of the parent  company since January 1997.  Mr. Shah served as an Assistant  Vice President of the parent company from 1995  through  1996.  Mr.  Auriana  has  managed  the  portfolio  since May 2002.  He and Mr.  Utsch are  Co-Heads  of
Federated  Global's  Investment  Area.  They joined  Federated  Global's  parent company in April 2001. Mr. Auriana was the portfolio  manager of The Kaufmann  Fund,  from 1985 to 2001.  From 1984 to 2001,  he was the  President  and  Treasurer of
Edgemont  Asset  Management  Corp.,  the  adviser to The  Kaufmann  Fund.  Mr.Auriana  has been  engaged in the  securities business  since 1965.  Mr.  Utsch has managed the  portfolio  since May 2002.  Mr. Utsch was the  portfolio  manager of The
Kaufmann  Fund,  from 1985 to 2001.  From 1984 to 2001,  he was  Chairman  of the Board and  Secretary  of  Edgemont  Asset
Management Corp. Mr. Utsch has been engaged in the securities business since 1962.

         The portfolio  managers  responsible  for the day-to-day  management of the AST Federated High Yield Portfolio are
Mark E. Durbiano and Nathan H. Kehm. Mr.  Durbiano,  who has managed the Portfolio  since it commenced  operations in 1994, joined  Federated  Investment's  parent  company in 1982 and has been a Senior Vice  President of an affiliate of Federated
Investment  since January 1996. Mr. Kehm, who has managed the Portfolio since December 2001,  joined  Federated in December
1997 as an Investment  Analyst.  He was promoted to Assistant Vice President and Senior Investment  Analyst in January 1999
and to Vice President in January 2001. Mr. Kehm served as a Relationship  Manager structuring  financing  transactions with
Mellon Bank, N.A. from August 1993 to December 1997.

         Fred Alger Management,  Inc.  ("Alger"),  111 Fifth Avenue, New York, NY 10003,  serves as Sub-advisor for the AST
Alger  All-Cap  Growth  Portfolio.  Alger has been an investment  advisor  since 1964,  and as of December 31, 2002 managed mutual fund and other assets totaling approximately $8.4 billion.

         Fred M. Alger III is the chief market  strategist for the Portfolio,  overseeing the investments of the Portfolio.
Mr. Alger,  who founded Alger,  has served as Chairman of the Board since 1964,  and  co-managed all of Alger's  portfolios prior to 1995.  David Hyun is the individual  responsible for the day-to-day  management of the Portfolio and has served in that capacity since  September  2001. Mr. Hyun has been employed by Alger as an Executive  Vice President  since  September
2001,  prior to which he was  employed  by Alger as an  analyst  from 1991  until  1997,  as a Senior  Vice  President  and portfolio  manager from 1997 until June 2000, and a portfolio  manager at Oppenheimer  Funds from June 2000 until September
2001.

         Due to the  impact  on  Alger  as a  result  of  the  World  Trade  Center  destruction  on  September  11,  2001,
Massachusetts  Financial  Services  Company acted as interim  Sub-Sub-advisor  in conjunction  with Alger for the AST Alger
All-Cap Growth  Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,  Alger resumed the role as the sole Sub-advisor for the Portfolio.

         GAMCO  Investors,  Inc.,  ("GAMCO")  with  principal  offices  located  at One  Corporate  Center,  Rye,  New York
10580-1434,  serves as  Sub-advisor  to the AST  Gabelli  Small-Cap  Growth  Portfolio  and the AST Gabelli  All-Cap  Value
Portfolio.  GAMCO managed  approximately  $9.97 billion in assets as of December 31, 2002 and is a wholly owned  subsidiary of Gabelli Asset Management Inc.

         Mario J. Gabelli,  CFA, is primarily  responsible for the day-to-day management of the AST Gabelli Small-Cap Value
Portfolio and the AST Gabelli All-Cap Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli  Small-Cap Value Portfolio since  GAMCO  became the  Portfolio's  Sub-advisor  and has  managed  the AST Gabelli  All-Cap  Value  Portfolio  since its inception.  Mr. Gabelli has been Chief Executive  Officer and Chief Investment  Officer of GAMCO and its predecessor  since the predecessor's inception in 1978.

         Goldman  Sachs  Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip,  New York,  New York  10005.  GSAM registered as an investment  advisor in 1990. Prior to the end of April 2003,  Goldman Sachs Asset  Management,  a business unit of the Investment Management Division of Goldman,  Sachs & Co. ("Goldman Sachs") served as investment  Sub-advisor for the AST Goldman Sachs Small-Cap Value Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio  (formerly,  the AST Janus
Mid-Cap  Growth  Portfolio),  and the AST Goldman Sachs  Concentrated  Growth  Portfolio  (formerly,  the AST JanCap Growth
Portfolio).  On or about April 26,  2003,  GSAM assumed  Goldman  Sachs'  investment  advisory  responsibilities  for these
Portfolios.  GSAM serves as  investment  manager  for a wide range of clients  including  pension  funds,  foundations  and insurance  companies and  individual  investors.  GSAM,  along with other units of the  Investment  Management  Division of
Goldman Sachs, managed approximately $329.6 billion in assets as of December 31, 2002.

         The portfolio  managers  responsible  for management of the AST Goldman Sachs Small-Cap Value Portfolio are Eileen
Rominger,  Chip Otness,  Lisa Parisi and Kelly Flynn.  Ms.  Rominger,  Managing  Director,  joined  Goldman Sachs as senior portfolio  manager  and Chief  Investment  Officer  of the Value  Equity  team in 1999.  From 1981 to 1999,  she  worked at
Oppenheimer  Capital,  most recently as portfolio  manager.  Mr. Otness,  Vice President,  joined Goldman Sachs as a senior portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager  responsible for small-cap  institutional equity  investments.  Ms.  Parisi,  Vice  President,  joined  Goldman  Sachs as a portfolio  manager in August  2001.  From
December  2000 to August  2001,  she was a  portfolio  manager at John A. Levin & Co. Mr.  Flynn,  Vice  President,  joined
Goldman Sachs as a portfolio  manager in April 2002.  Prior to joining  Goldman Sachs,  Kelly spent 3 years at Lazard Asset
Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

         The portfolio  managers  responsible for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth
  Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio since Goldman Sachs became each  Portfolio's  Sub-advisor in
  November 2002 are Herbert Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C.
  Segundo,  Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment  careet in the
  1960s and is a Managing  Director/Partner  of  Goldman,  Sachs & Co. He is the Chief  Investment  Officer  for the Growth
  Team. He served as CEP of Liberty  Investment  Management  ("Liberty") prior to Goldman Sachs'  acquisition of Liberty in
  1997. Mr. Ehlers joined  Liberty's  predecessor  firm,  Eagle Asset  Management,  in 1980.  Mr. Shell,  Mr. Barry and Mr.
  Ekizian are Co-Chief  Investment  Officers  and senior  portfolio  managers  for the Growth  Team.  Mr. Shell served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1987. Mr. Ekizian  served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'
  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1990.  Prior to joining  Goldman
  Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance  Capital  Management  where he served for eleven years. Mr.
  Berents is a senior  portfolio  manager.  Prior to joining  Goldman  Sachs in 2000, he served for seven years as Managing
  Director and Director of Research for First Union Securities,  Inc. Mr. Segundo is a senior portfolio  manager.  Prior to
  Goldman Sachs'  acquisition of Liberty,  Mr.  Segundo served as a senior  portfolio  manager at Liberty and had been with
  Liberty and its  predecessor  firm since 1992.  Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997. Mr.
  Kolar is a portfolio  manager and has been with the firm since 1994.  Mr.  Shattan is a portfolio  manager and joined the firm in 1999.  From 1997 to 1999, Mr. Shattan was an equity research analyst for Salomon Smith Barney.

         INVESCO Funds Group, Inc.  ("INVESCO"),  4350 South Monaco Street,  Denver,  Colorado 80237, serves as Sub-advisor for the AST INVESCO  Capital Income  Portfolio.  INVESCO was established in 1932.  AMVESCAP PLC, the parent of INVESCO,  is one of the largest independent  investment  management  businesses in the world and managed approximately $332.6 billion of assets as of December 31, 2002.

         The portfolio managers  responsible for the day-to-day  management of the AST INVESCO Capital Income Portfolio are
Jeff Morris and Sean Katof,  and Robert (Bob) Hickey.  Mr. Katof has served as  Co-Manager of the Portfolio  since May 2003 and is a vice  president of INVESCO.  He joined  INVESCO in 1994.  Mr.  Morris has served as  Co-Manager  of the  Portfolio since May 2003 and is a vice  president of INVESCO.  He joined INVESCO in 1991.  Mr.  Hickey,  who recently  joined INVESCO as vice  president,  had been the director of corporate  bonds for Van Kampen  Investments and had been affiliated with Van
Kampen since 1988.

         Lord,  Abbett & Co. LLC ("Lord Abbett"),  90 Hudson Street,  Jersey City, New Jersey 07302,  serves as Sub-advisor for the AST Lord Abbett  Bond-Debenture  Portfolio.  Lord Abbett has been an investment  manager since 1929. As of December
31, 2002, Lord Abbett managed over $48.1 billion in a family of mutual funds and other advisory accounts.

         Christopher  J.  Towle,  CFA and  Partner  of Lord  Abbett,  heads  the  management  team for the AST Lord  Abbett
Bond-Debenture Portfolio.  Mr. Towle has been with Lord Abbett since 1987.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 Seventeenth  Street,  Suite 1300,  Denver, CO 80202,
serves as Sub-advisor for the AST Marsico Capital Growth Portfolio.  Thomas F. Marsico has had primary  responsibility  for management of the Portfolio since its inception.  Marsico Capital,  a registered  investment advisor formed in 1997, became a wholly owned indirect  subsidiary of Bank of America  Corporation in January 2001.  Marsico Capital  provides  investment advisory  services to mutual  funds and other  institutions,  and handles  separately  managed  accounts  for  individuals, corporations,  charities and  retirement  plans.  As of December 31, 2002,  Marsico  Capital  managed  approximately  $14.8 billion in assets.

         The portfolio  managers  responsible  for  management of the AST Marsico  Capital  Growth  Portfolio are Thomas F.
Marsico and James A.  Hillary.  Mr.  Marsico,  Chairman and Chief  Investment  Officer,  founded  Marsico  Capital in 1997.
Prior to that, he served as portfolio  manager for Janus Capital  Corporation from 1986 until 1997. Mr. Hillary,  Portfolio
Manager and Senior  Analyst,  is a founding member of Marsico  Capital.  Prior to joining Marsico Capital in 1997, he was a portfolio manager at W.H. Reaves.

         Massachusetts  Financial Services Company ("MFS"), which is located at 500 Boylston Street, Boston,  Massachusetts
02116,  serves as  Sub-advisor  for the AST MFS Global  Equity  Portfolio,  the AST MFS Growth  Portfolio,  and the AST MFS
Growth  with  Income  Portfolio.  MFS and its  predecessor  organizations  have a history of money  management  dating from
1924.  As of December 31,  2002,  the net assets under the  management  of the MFS  organization  were  approximately  $112 billion.

         The  portfolio  manager  responsible  for the  management  of the AST MFS  Global  Equity  Portfolio  is  David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President  of MFS, has managed the  Portfolio  since its  inception  and has been employed by MFS in the investment management area since 1988.

         The portfolio  manager  responsible  for the  management  of the AST MFS Growth  Portfolio is Stephen  Pesek.  Mr.
Pesek,  a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been employed by MFS in the investment management area since 1994.

         The AST MFS Growth with Income Portfolio is managed by a committee  comprised of various portfolio  managers under the  general  supervision  of John D.  Laupheimer  and  Mitchell  D.  Dynan.  Both have  managed  the  Portfolio  since its inception.  Mr.  Laupheimer is a Senior Vice  President of MFS, and has been employed by MFS in the  investment  management area since  1981.  Mr.  Dynan is also a Senior  Vice  President  of MFS,  and has been  employed  by MFS in the  investment management area since 1986.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as Sub-advisor for the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  and  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio.  NB
Management and its  predecessor  firms have  specialized in the  management of mutual funds since 1950.  Neuberger  Berman,
LLC, an affiliate of NB  Management,  acts as a principal  broker in the purchase and sale of portfolio  securities for the
Portfolios  for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance in the management of the  Portfolios  without  added cost to the  Portfolios  or ASISI.  NB  Management  and its  affiliates  manage  securities accounts, including mutual funds, that had approximately $56.1 billion of assets as of December 31, 2002.

         The AST Neuberger Berman Mid-Cap Growth  Portfolio is managed by a team lead by Jon D. Brorson,  consisting of the following  lead  portfolio  managers,  each of whom has  managed the  Portfolio  since  January  2003.  Jon D.  Brorson has co-managed an equity mutual fund and managed other equity  portfolios  since 1990 at two other investment  managers,  where he also had  responsibility  for  investment  research,  sales and trading.  Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity  portfolios for several other  investment  managers since 1985.  Each team member is a
Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

         The  portfolio  manager  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio is Andrew  Wellington.  Mr.  Wellington has been managing the Portfolio  since May 2003. Mr.  Wellington has been with NB Management since 2001,  where he is currently a Managing  Director and a Portfolio  Manager.  From 2000 until 2001,
Mr.  Wellington  served as a Portfolio Manager at Pzena Investment  Management  ("Pzena").  From 1996 until 1999, he served as a Senior Research Analyst at Pzena.

         Pacific  Investment  Management  Company LLC ("PIMCO")  serves as Sub-advisor  for the AST PIMCO Total Return Bond
Portfolio and the AST PIMCO  Limited  Maturity  Bond  Portfolio.  PIMCO,  located at 840 Newport  Center Drive,  Suite 300,
Newport  Beach,  California  92660 is an  investment  counseling  firm  founded  in 1971.  As of  December  31,  2002,  had approximately $304.6 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief  Investment  Officer and  founding  partner of PIMCO has,  since the inception of each portfolio,  led a portfolio  management team responsible for developing and implementing each portfolio's investment strategy.

         Pilgrim  Baxter &  Associates,  Ltd.  ("Pilgrim  Baxter"),  1400 Liberty  Ridge Drive,  Wayne,  PA 19087 serves as
Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982,  Pilgrim Baxter serves as investment  advisor to the PBHG  Funds,  as well as  advisor  or  sub-advisor  to  pension  and  profit-sharing  plans,  charitable  institutions, corporations,  trusts and other  investment  companies.  As of December 31, 2002,  Pilgrim  Baxter  managed assets worth in excess of $8.6 billion.

         The portfolio  managers  responsible for management of the AST PBHG Small-Cap Growth Portfolio are James M. Smith,
CFA and  Jerome J.  Heppelmann,  CFA.  They have  managed  the  Portfolio  since  Pilgrim  Baxter  became  the  Portfolio's sub-advisor in September  2001.  Mr. Smith joined  Pilgrim  Baxter in 1993 as a portfolio  manager and has over 21 years of equity portfolio  management  experience.  Mr. Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         Sanford C. Bernstein & Co., LLC ("Bernstein"),  767 Fifth Avenue, New York, New York 10153,  serves as Sub-advisor for the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio and for the
portion  of the AST  Alliance/Bernstein  Growth + Value  Portfolio  invested  in value  stocks.  Bernstein  is an  indirect wholly-owned  subsidiary of Alliance Capital Management,  L.P.  ("Alliance") and management of the Portfolios are conducted by Bernstein with the  investment  management  assistance of the Bernstein  Investment  Research and  Management  unit (the
"Bernstein  Unit") of Alliance.  The Bernstein  Unit services the former  investment  research and  management  business of
Sanford C. Bernstein & Co., Inc., a registered  investment  advisor and broker/dealer  acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

         Day-to-day investment management decisions for the value portion of the AST Alliance/Bernstein Growth + Value
Portfolio and the AST Sanford Bernstein Core Value Portfolio will be made by Ranji H. Nagaswami, CFA and Marilyn
Goldstein Fedak.  Ms. Nagaswami is a senior portfolio manager and a member of the U.S. Value Equity Investment Policy
Group and the Risk Investment Policy Group.  Ms. Nagaswami has been with Alliance since 1999.  From 1986 until 1999, she was at UBS Brinson and its predecessor organizations, where she progressed from quantitative analyst to managing director to co-head of U.S. fixed income.  Ms. Fedak has been an Executive Vice President and Chief Investment Officer- U.S. Value
Equities of Alliance since October 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity
Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment management decisions for the AST Sanford Bernstein Managed Index 500 Portfolio will be made
by  Bernstein's  Investment  Policy  Group  for  Structured  Equities,  which  is  chaired  by  Steven  Pisarkiewicz.   Mr.
Pisarkiewicz  joined Bernstein in 1989 and assumed his current position as Chief Investment  Officer for Structured  Equity
Services in 1998.  Mr.  Pisarkiewicz  and the Investment  Policy Group for  Structured  Equities have managed the Portfolio since Bernstein became the Portfolio's Sub-advisor in May, 2000.

         Strong Capital Management,  Inc.  ("Strong"),  100 Heritage Reserve,  Menomonee Falls,  Wisconsin 53051, serves as
Sub-advisor for the AST Strong  International  Equity Portfolio.  Since 1974,  Strong has been providing  investment advice for individuals and institutional  accounts,  such as pension and profit sharing plans, as well as mutual funds, several of which are available through variable  insurance  products.  Strong managed assets totaling  approximately  $39.3 billion as of December 31, 2002.

         Strong uses a team approach to investment  management.  The fund managers  responsible  for the  management of the
AST Strong  International  Equity  Portfolio are  Katherine  Shapiro,  CFA and Stacey Ho, CFA. Both Ms.  Shapiro and Ms. Ho
have been managing the Portfolio  since  December 2001 and have been with Strong since May 2001.  Prior to joining  Strong,
Ms. Shapiro was Managing  Director and Fund Manager at Wells Fargo from 1992 to May 2001.  Prior to joining Strong,  Ms. Ho was Managing Director and Fund Manager at Wells Fargo from 1997 to May 2001.

         T. Rowe Price Associates,  Inc. ("T. Rowe Price"),  100 East Pratt Street,  Baltimore,  Maryland 21202,  serves as
Sub-advisor for the AST T. Rowe Price Natural  Resources  Portfolio and the AST T. Rowe Price Asset  Allocation  Portfolio.
T. Rowe  Price  was  founded  in 1937 by the late  Thomas  Rowe  Price,  Jr.  As of  December  31,  2002,  the firm and its affiliates managed approximately $140.6 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price  manages each  Portfolio  through an  Investment  Advisory  Committee.  The  Committee  Chairman has
day-to-day  responsibility  for  managing the  Portfolio  and works with the  Committee in  developing  and  executing  the
Portfolio's investment program.

         The Investment  Advisory  Committee  Chairman for the AST T. Rowe Price Natural Resources  Portfolio is Charles M.
Ober.  Mr. Ober joined T. Rowe Price in 1980, is a Vice President of T. Rowe Price and an Investment  Analyst  specializing in the area of energy and has been Chairman of the Portfolio's Investment Advisory Committee since May 2001.

         The  Investment  Advisory  Committee  Chairman for the AST T. Rowe Price Asset  Allocation  Portfolio is Edmund M.
Notzon.  Mr. Notzon joined T. Rowe Price in 1989,  has been  managing  investments  since 1991 and has been Chairman of the
Portfolio's Investment Advisory Committee since the Portfolio's inception.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street,  Baltimore,  Maryland 21202,
serves  as  Sub-advisor  for the AST T.  Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a  wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming  International,  Inc., a joint venture in which T. Rowe
Price was a  participant  that was  founded in 1979.  T. Rowe  International  is one of the world's  largest  international mutual fund asset  managers  with  approximately  $18 billion  under  management  as of December 31, 2002 in its offices in
Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory group that has day-to-day  responsibility for managing the Portfolio and developing and executing the Portfolio's  investment program. The advisory group consists of Christopher  Rothery,  William
T.  Reynolds,  Daniel  O.  Shackelford,  Ian  Kelson,  Greg  Fisher  and  Michael  Conelius.  Mr.  Rothery  joined  T. Rowe
International in 1994 and has 13 years of experience  managing  multi-currency  fixed-income  portfolios.  Mr. T. Reynolds,
CFA,  CIC, is Director of T. Rowe  Price's  Fixed  Income  Division and joined the firm in 1981.  Mr. O.  Shackelford,  CFA joined T. Rowe Price in 1999;  prior to that he was the  Principal  and Head of Fixed Income for  Investment  Counselors of
Maryland.  Mr.  Kelson  joined T. Rowe  International  in November  2000.  From 1985 to 2000,  Mr. Kelson was head of Fixed
Income at Morgan  Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell")  where he was  responsible  for $50 billion in global fixed income assets.  Mr. Fisher joined T. Rowe  International  in November  2000.  From 1989 to 2000 Mr. Fisher was
Chief Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

         Wells Capital  Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2002, had approximately $109.9 billion in assets under management.

      The  co-portfolio  managers  responsible for management of the AST Money Market  Portfolio are David D. Sylvester and
Laurie R. White. Mr. Sylvester,  Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over 25 years of  investment  experience  and has been with the firm since 1979.  Ms.  White,  Executive  Vice  President  of Wells
Capital,  has over 15 years of investment  experience  and has been with the firm since 1991.  Mr.  Sylvester and Ms. White have managed the Portfolio since Wells became the Portfolio's Sub-advisor in September 2001.

         William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the AST William  Blair  International  Growth  Portfolio.  Since its  founding in 1935,  the firm has been  dedicated to researching,  financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading,  asset  management and private  capital.  As of December 31, 2002,  William Blair managed  approximately
$11.9 billion in assets.

         The portfolio  manager  responsible  for the day-today  management of the AST William Blair  International  Growth
Portfolio is W. George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio  will differ,  reflecting the differing  objectives, policies and  restrictions  of each  Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and  redemption  price of the  Portfolio's  shares.  Each  Portfolio  will pay advisory fees under its New  Management
Agreement at the same advisory fee rate currently paid by such Portfolio under its Current  Management  Agreement.  PI will not receive a fee for its services under the New Management Agreements.

         The fees paid to ASISI for the fiscal year ended  December 31, 2002 by each  Portfolio  that was in operation  for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST DeAM International Equity Portfolio:                                                     0.90%
AST Strong International Equity Portfolio:                                                   0.88%
AST William Blair International Growth Portfolio:                                            0.99%
AST American Century International Growth Portfolio:                                         1.00%
AST MFS Global Equity Portfolio                                                              1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST DeAM Small-Cap Growth Portfolio:                                                         0.80%
AST DeAM Small-Cap Value Portfolio                                                           0.80%
AST Federated Aggressive Growth Portfolio                                                    0.95%
AST Goldman Sachs Small-Cap Value Portfolio:                                                 0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Goldman Sachs Mid-Cap Portfolio                                                          0.99%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.90%
AST Gabelli All-Cap Value Portfolio                                                          0.95%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               0.90%
AST MFS Growth Portfolio                                                                     0.90%
AST Marsico Capital Growth Portfolio:                                                        0.89%
AST Goldman Sachs Concentrated Growth Portfolio:                                             0.87%
AST DeAM Large-Cap Growth Portfolio:                                                         0.75%
AST DeAM Large-Cap Value Portfolio:                                                          0.80%
AST Alliance/Bernstein Growth + Value Portfolio:                                             0.90%
AST Sanford Bernstein Core Value Portfolio:                                                  0.75%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.73%
AST MFS Growth with Income Portfolio                                                         0.90%
AST INVESCO Capital Income Portfolio:                                                        0.75%
AST DeAM Global Allocation Portfolio:                                                        0.35%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST Lord Abbett Bond-Debenture Portfolio                                                     0.80%
AST DeAM Bond Portfolio                                                                      0.80%
AST PIMCO Total Return Bond Portfolio:                                                       0.63%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%
AST Money Market Portfolio:                                                                  0.45%

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable  to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing,  Incorporated  ("ASM"),  an affiliate of ASISI, to receive  brokerage  commissions in connection  with purchases and sales of securities  held by the  Portfolios,  and to use these  commissions  to  promote  the  sale of  shares  of the  Portfolios.  Upon the  Closing  of  Transaction,  Prudential
Investment  Management  Services LLC ("PIMS") will be added to the  Distribution  Plan as a  co-distributor  along with ASM
(each a "Distributor"  and together the  "Distributors").  Under the Distribution  Plan,  transactions for the purchase and sale of securities for a Portfolio may be directed to certain  brokers for execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to a Distributor for "introducing"  transactions to the clearing broker.  In turn, a Distributor  will use the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses, such as advertising,  printing of sales materials, and payments to dealers. No
Portfolio  will pay any new fees or charges  resulting  from the  Distribution  Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends from  investment income are expected to be declared and distributed  annually (except in the case of the AST Money Market  Portfolio,  where dividends will be declared daily and paid monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared and distributed  at least  annually  either during or after the close of the  Portfolio's  fiscal year.  Distributions  will be made to the various separate  accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional shares (not in cash). The result is that the investment  performance of the Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                                       This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS:

The financial highlights table is intended to help you understand the Portfolios'  financial  performance for the past five years (or, for Portfolios  that have not been in operation for five years,  since their  inceptions).  Certain  information reflects  financial  results  for a single  Portfolio  share.  The total  returns in the table  represent  the rate that an investor  would have  earned or lost in a  Portfolio.  The  information  has been  audited by  Deloitte & Touche  LLP,  the
Trust's independent  auditors.  The report of the independent  auditors,  along with the Portfolios'  financial statements, are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts  and variable  life insurance  policies,  which are  available  without  charge  upon  request to the Trust at One  Corporate  Drive,  Shelton,
Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Strong              12/31/02      $15.07      $0.10       $(2.87)      $(2.77)    $(0.08)      $   --        $(0.08)         $12.22
International Equity**  12/31/01       22.03       0.08        (4.75)       (4.67)     (0.03)         2.26)       (2.29)          15.07
                        12/31/00       34.23       0.22        (8.09)       (7.87)     (0.07)        (4.26)       (4.33)          22.03
                        12/31/99       22.67       0.05        13.36        13.41        --          (1.85)       (1.85)          34.23
                        12/31/98       21.29       0.20         3.81         4.01      (0.67)        (1.96)       (2.63)          22.67

AST Alliance            12/31/02      $18.70      $0.18       $(4.35)      $(4.17)    $(0.13)       $(0.83)      $(0.96)         $13.57
Growth and Income***    12/31/01       21.38       0.12        (0.15)       (0.03)     (0.19)        (2.46)       (2.65)          18.70
                        12/31/00       23.50       0.19         0.57         0.76      (0.23)        (2.65)       (2.88)          21.38
                        12/31/99       21.68       0.23         3.04         3.27      (0.25)        (1.20)       (1.45)          23.50
                        12/31/98       20.53       0.25         2.23         2.48      (0.25)        (1.08)       (1.33)          21.68

AST Goldman Sachs       12/31/02      $23.97      $0.06       $(7.18)      $(7.12)    $(0.14)      $   --        $(0.14)         $16.71
Concentrated Growth     12/31/01       35.08       0.13       (11.24)      (11.11)       --            --           --            23.97
                        12/31/00       55.21      (0.06)      (15.55)      (15.61)     (0.07)        (4.45)       (4.52)          35.08
                        12/31/99       37.00       0.05        19.65        19.70        --          (1.49)       (1.49)          55.21
                        12/31/98       23.15       0.04        15.10        15.14      (0.08)        (1.21)       (1.29)          37.00

AST Money Market+       12/31/02      $ 1.00      $0.01     $    --       $  0.01     $(0.01)      $  --?        $(0.01)         $ 1.00
                        12/31/01        1.00       0.04          --          0.04      (0.04)         --?         (0.04)           1.00
                        12/31/00        1.00       0.06          --          0.06      (0.06)         --?         (0.06)           1.00
                        12/31/99        1.00       0.04          --          0.04      (0.04)         --?         (0.04)           1.00
                        12/31/98        1.00       0.05          --          0.05      (0.05)         --?         (0.05)           1.00

AST Neuberger Berman    12/31/02      $15.41      $0.03       $(1.56)      $(1.53)    $(0.08)       $(0.71)      $(0.79)         $13.09
Mid-Cap Value++         12/31/01       16.85       0.08        (0.60)       (0.52)     (0.02)        (0.90)       (0.92)          15.41
                        12/31/00       13.32       0.02         3.60         3.62      (0.04)        (0.05)       (0.09)          16.85
                        12/31/99       13.16       0.10         0.60         0.70      (0.24)        (0.30)       (0.54)          13.32
                        12/31/98       15.15       0.21        (0.52)       (0.31)     (0.36)        (1.32)       (1.68)          13.16

AST DeAM Global         12/31/02      $11.46      $0.11       $(1.84)      $(1.73)    $(0.35)     $    --        $(0.35)         $ 9.38
Allocation+++           12/31/01       13.30       0.34        (1.87)       (1.53)     (0.31)          --         (0.31)          11.46
                        12/31/00       15.24       0.34        (0.89)       (0.55)     (0.32)        (1.07)       (1.39)          13.30
                        12/31/99       14.13       0.32         2.30         2.62      (0.35)        (1.16)       (1.51)          15.24
                        12/31/98       13.64       0.34         1.31         1.65      (0.35)        (0.81)       (1.16)          14.13

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** From May 4, 1999 to  December  10,  2001,  A I M  Capital  Management,  Inc.  served as  Sub-advisor  to the AST  Strong
International  Equity Portfolio  (formerly,  the AST AIM International  Equity Portfolio).  From October 15, 1996 to May 4,
1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the Portfolio.  Prior to October 15, 1996,  Seligman
Henderson Co. served as  Sub-advisor to the Portfolio.  Strong  Capital  Management,  Inc. has served as Sub-advisor to the
Portfolio since December 10, 2001.
***Prior to May 1, 2000,  Lord,  Abbett & Co. LLC served as  Sub-advisor  to the AST Alliance  Growth and Income  Portfolio
(formerly,  the AST Lord Abbett Growth and Income  Portfolio).  Alliance Capital  Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
+Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.  Wells
Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
++Prior to May 1, 1998,  Federated  Investment  Counseling  served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value
Portfolio  (formerly,  the  Federated  Utility  Income  Portfolio).   Neuberger  Berman  Management,  Inc.  has  served  as
Sub-advisor to the Portfolio since May 1, 1998.
+++From  May 4,  1999 to May 1,  2002,  A I M  Capital  Management,  Inc.  served  as  Sub-advisor  to the AST DeAM  Global
Allocation  Portfolio  (formerly,  the  AST  AIM  Balanced  Portfolio).  From  October  15,  1996  to May 4,  1999,  Putnam
Investment  Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  Prior to October 15,  1996,  Phoenix  Investment
Counsel,  Inc.  served as Sub-advisor to the Portfolio.  Deutsche Asset  Management,  Inc. has served as Sub-advisor to the
Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)       TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

(18.42%)        $  316,192                   50%                       1.21%                 1.21%                    0.84%
(22.75%)           444,271                  162%                       1.09%                 1.14%                    0.45%
(26.53%)           637,131                   86%                       1.16%                 1.16%                    0.63%
  64.13%           770,512                  159%                       1.18%                 1.18%                    0.18%
  20.10%           497,461                  117%                       1.13%                 1.13%                    0.69%

(23.28%)        $1,169,698                   79%                       0.96%                 0.98%                    0.99%
  (0.48%)        1,875,230                  103%                       0.94%                 0.96%                    0.74%
   5.52%         1,595,755                  144%                       1.05%                 1.06%                    0.96%
 16.09%          1,498,306                   69%                       0.92%                 0.94%                    1.09%
 12.48%          1,181,909                   78%                       0.91%                 0.91%                    1.32%

(29.84%)        $1,147,612                  109%                       1.06%                 1.09%                    0.23%
(31.67%)         2,452,732                   46%                       1.04%                 1.07%                    0.45%
(30.97%)         4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
  55.01%         5,923,778                   35%                       1.00%                 1.04%                    0.12%
  68.26%         3,255,658                   42%                       1.02%                 1.04%                    0.16%

  1.29%         $2,744,716                   N/A                       0.58%                 0.63%                    1.27%
  3.77%          2,652,093                   N/A                       0.59%                 0.64%                    3.60%
  6.07%          2,244,193                   N/A                       0.60%                 0.65%                    5.93%
  4.60%          2,409,157                   N/A                       0.60%                 0.65%                    4.52%
  5.14%            967,733                   N/A                       0.60%                 0.66%                    4.99%

(10.56%)       $   760,973                   92%                       1.16%                 1.16%                    0.20%
 (3.03%)         1,003,034                  221%                       1.22%                 1.22%                    0.55%
  27.49%           978,649                  220%                       1.24%                 1.24%                    0.19%
   5.67%           664,383                  176%                       1.13%                 1.13%                    0.39%
  (2.33%)          271,968                  208%                       1.05%                 1.05%                    1.83%

(15.43%)       $   284,362                  160%                       0.47%                 0.47%                    0.91%
(11.73%)           481,159                   77%                       0.89%                 0.95%                    2.68%
 (4.36%)           622,641                   60%                       0.95%                 0.95%                    2.70%
   20.85%          499,571                  154%                       1.00%                 1.00%                    2.37%
   12.86%          409,335                  139%                       1.00%                 1.00%                    2.55%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                            ------------------------------------     ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Federated High     12/31/02       $ 8.86    $  0.69    $   (0.70)     $ (0.01)    $(0.96)     $    --        $(0.96)     $  7.89
Yield                  12/31/01         9.71       0.74        (0.66)        0.08      (0.93)          --         (0.93)        8.86
                       12/31/00        11.92       1.18        (2.23)       (1.05)     (1.16)          --         (1.16)        9.71
                       12/31/99        12.65       1.03        (0.77)        0.26      (0.91)        (0.08)       (0.99)       11.92
                       12/31/98        13.11       0.91        (0.57)        0.34      (0.76)        (0.04)       (0.80)       12.65

AST T. Rowe Price      12/31/02       $15.05    $  0.34    $   (1.76)    $  (1.42)    $(0.39)       $(0.50)      $(0.89)      $12.74
Asset Allocation       12/31/01        18.12       0.41         1.21)       (0.80)     (0.52)        (1.75)       (2.27)       15.05
                       12/31/00        18.86       0.52        (0.63)       (0.11)     (0.45)        (0.18)       (0.63)       18.12
                       12/31/99        17.47       0.44         1.32         1.76      (0.36)        (0.01)       (0.37)       18.86
                       12/31/98        15.13       0.35         2.38         2.73      (0.33)        (0.06)       (0.39)       17.47

AST PIMCO Total        12/31/02       $11.93    $  0.39    $    0.66     $   1.05     $(0.52)       $(0.22)      $(0.74)      $12.24
Return Bond            12/31/01        11.60       0.56         0.42         0.98      (0.65)          --         (0.65)       11.93
                       12/31/00        10.99       0.65         0.56         1.21      (0.60)          --         (0.60)       11.60
                       12/31/99        12.02       0.58        (0.71)       (0.13)     (0.52)        (0.38)       (0.90)       10.99
                       12/31/98        11.72       0.49         0.56         1.05      (0.51)        (0.24)       (0.75)       12.02

AST INVESCO Capital    12/31/02       $15.59   $   0.30    $   (2.96)    $  (2.66)     $0.38)     $    --        $(0.38)      $12.55
Income                 12/31/01        17.59       0.34        (1.82)       (1.48)     (0.36)        (0.16)       (0.52)       15.59
                       12/31/00        18.65       0.38         0.32         0.70      (0.36)        (1.40)       (1.76)       17.59
                       12/31/99        17.50       0.36         1.61         1.97      (0.32)        (0.50)       (0.82)       18.65
                       12/31/98        16.51       0.31         1.81         2.12      (0.32)        (0.81)       (1.13)       17.50

AST PBHG Small-Cap     12/31/02       $15.87     $(0.13)   $   (5.33)   $           $    --       $    --      $    --        $10.41
                                                                            (5.46)
Growth**               12/31/01        20.30      (0.07)       (1.27)       (1.34)       --          (3.09)       (3.09)       15.87
                       12/31/00        42.61      (0.22)      (18.08)      (18.30)       --          (4.01)       (4.01)       20.30
                       12/31/99        17.61      (0.03)       25.03        25.00        --            --           --         42.61
                       12/31/98        17.81      (0.08)        0.73         0.65        --          (0.85)       (0.85)       17.61

AST T. Rowe Price      12/31/02      $  9.65     $ 0.05     $   1.40    $    1.45   $    --       $    --      $    --        $11.10
Global Bond***         12/31/01         9.40       0.56        (0.31)        0.25        --            --           --          9.65
                       12/31/00         9.60       0.48        (0.53)       (0.05)     (0.15)        --           (0.15)        9.40
                       12/31/99        11.46       0.33        (1.25)       (0.92)     (0.71)        (0.23)       (0.94)        9.60
                       12/31/98        10.11       0.52         0.94         1.46      (0.03)        (0.08)       (0.11)       11.46

* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under
"Management of the Trust - Distribution Plan".
** From  January 1, 1999 to  September  14,  2001,  Janus  Capital  Management  LLC served as  Sub-advisor  to the AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the AST Janus Small-Cap  Growth  Portfolio).  Prior to January 1, 1999,  Founders
Asset  Management LLC served as Sub-advisor to the Portfolio.  Pilgrim Baxter & Associates,  Ltd. has served as Sub-advisor to the Portfolio since September 17, 2001.
*** Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price International
Bond Portfolio.

                                                                            RATIOS OF EXPENSES
                           SUPPLEMENTAL DATA                                   TO AVERAGE NET ASSETS*
    --------------------------------------------                   ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER          INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE          (LOSS)      TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------             ----------              ----                  -------------         -------------            ----------

    0.04%      $   576,441                   41%                       0.94%                 0.94%                    9.02%
    0.14%          525,821                   48%                       0.95%                 0.95%                   10.22%
   (9.69%)         497,882                   20%                       0.96%                 0.96%                   10.36%
    2.00%          623,788                   39%                       0.94%                 0.94%                    9.09%
    2.61%          595,680                   36%                       0.95%                 0.95%                    8.64%

   (9.89%)     $   269,119                  107%                       1.11%                 1.11%                    2.37%
   (4.79%)         332,791                  103%                       1.10%                 1.10%                    2.46%
   (0.48%)         395,375                   43%                       1.08%                 1.08%                    2.64%
   10.28%          447,542                   17%                       1.07%                 1.07%                    2.65%
   18.36%          344,197                    8%                       1.09%                 1.09%                    2.70%

    9.22%       $2,255,048                  229%                       0.78%                 0.80%                    3.90%
    8.87%        1,638,346                  343%                       0.79%                 0.81%                    5.02%
   11.57%        1,258,218                  365%                       0.82%                 0.82%                    6.14%
   (1.09%)       1,005,763                  227%                       0.82%                 0.82%                    5.46%
     9.46%         896,497                  231%                       0.83%                 0.83%                    5.24%

  (17.49%)     $   660,533                   32%                       0.95%                 0.95%                    1.80%
   (8.59%)       1,029,069                   26%                       0.91%                 0.92%                    2.17%
     4.74%       1,173,070                   55%                       0.94%                 0.95%                    2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%
   13.34%          831,482                   67%                       0.93%                 0.93%                    2.17%

  (34.41%)      $  254,026                  123%                       1.23%                 1.23%                   (0.74%)
   (6.47%)         494,900                  136%                       1.16%                 1.16%                   (0.51%)
  (48.16%)         592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)
    3.49%          285,847                  100%                       1.12%                 1.12%                   (0.53%)

   15.03%      $   209,594                  323%                       1.06%                 1.06%                    3.13%
    2.66%      $   108,014                  187%                       0.87%                 1.08%                    4.83%
   (0.45%)         122,200                  171%                       1.12%                 1.12%                    4.35%
   (8.33%)         138,144                  106%                       1.11%                 1.11%                    3.51%
   14.72%          147,973                  136%                       1.11%                 1.11%                    4.78%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                            -----------------------------------------   -----------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Neuberger Berman    12/31/02     $13.65     $(0.13)      $(4.13)      $(4.26)  $     --     $      --    $      --     $   9.39
Mid-Cap Growth**        12/31/01      21.63      (0.06)       (5.02)       (5.08)        --         (2.90)       (2.90)        13.65
                        12/31/00      24.03      (0.04)       (1.74)       (1.78)        --         (0.62)       (0.62)        21.63
                        12/31/99      17.26      (0.11)        8.21         8.10         --         (1.33)       (1.33)        24.03
                        12/31/98      16.61      (0.05)        3.31         3.26       (0.01)       (2.60)       (2.61)        17.26

AST DeAM                12/31/02     $10.10     $ 0.06       $(1.78)      $(1.72)   $    --          $--          $--      $    8.38
International           12/31/01      14.91      (0.01)       (4.80)       (4.81)        --           --           --          10.10
Equity***
                        12/31/00      24.63      (0.07)       (5.10)       (5.17)        --         (4.55)       (4.55)        14.91
                        12/31/99      13.04      (0.07)       11.72        11.65       (0.03)       (0.03)       (0.06)        24.63
                        12/31/98      11.78       0.05         1.24         1.29       (0.03)         --         (0.03)        13.04

AST T. Rowe Price       12/31/02     $15.12     $ 0.07       $(0.85)      $(0.78)     $(0.24)      $(0.54)      $(0.78)       $13.56
Natural Resources       12/31/01      16.50       0.15        (0.04)        0.11       (0.20)       (1.29)       (1.49)        15.12
                        12/31/00      13.16       0.17         3.31         3.48       (0.14)         --         (0.14)        16.50
                        12/31/99      11.97       0.14         2.67         2.81       (0.18)       (1.44)       (1.62)        13.16
                        12/31/98      14.57       0.19        (1.78)       (1.59)      (0.14)       (0.87)       (1.01)        11.97

AST PIMCO Limited       12/31/02     $11.30     $ 0.24       $ 0.43       $ 0.67      $(0.47)      $(0.14)      $(0.61)       $11.36
Maturity Bond           12/31/01      11.07       0.50         0.36         0.86       (0.63)         --         (0.63)        11.30
                        12/31/00      10.84       0.68         0.17         0.85       (0.62)         --         (0.62)        11.07
                        12/31/99      11.08       0.59        (0.22)        0.37       (0.61)         --         (0.61)        10.84
                        12/31/98      11.02       0.56         0.03         0.59       (0.53)         --         (0.53)        11.08

AST Alliance Growth+    12/31/02     $ 9.78     $(0.03)      $(3.00)      $(3.03)   $    --      $    --      $    --        $  6.75
                        12/31/01      15.15      (0.02)       (1.93)       (1.95)        --         (3.42)       (3.42)         9.78
                        12/31/00      18.95      --           (2.24)       (2.24)        --         (1.56)       (1.56)        15.15
                        12/31/99      16.07      (0.07)        4.85         4.78         --         (1.90)       (1.90)        18.95
                        12/31/98      12.62      (0.10)        3.55         3.45         --           --           --          16.07

AST William Blair       12/31/02     $10.39     $ 0.11       $(2.71)      $(2.60)     $(0.33)    $    --         $0.33)       $ 7.46
International Growth    12/31/01      18.72       0.12        (3.73)       (3.61)      (0.82)       (3.90)       (4.72)        10.39
                        12/31/00      25.10      (0.04)       (6.03)       (6.07)      (0.13)       (0.18)       (0.31)        18.72
                        12/31/99      13.74      (0.03)       11.39        11.36         --           --           --          25.10
                        12/31/98      11.87       0.04         1.88         1.92       (0.05)         --         (0.05)        13.74

AST American Century    12/31/02     $11.84      $0.12       $(2.45)      $(2.33)     $(0.10)    $    --        $(0.10)       $ 9.41
Income & Growth++       12/31/01      13.02       0.10        (1.19)       (1.09)      (0.09)         --         (0.09)        11.84
                        12/31/00      15.65       0.07        (1.74)       (1.67)      (0.08)       (0.88)       (0.96)        13.02
                        12/31/99      13.47       0.09         2.84         2.93       (0.11)       (0.64)       (0.75)        15.65
                        12/31/98      12.23       0.11         1.38         1.49       (0.07)       (0.18)       (0.25)        13.47

AST American Century    12/31/02     $12.62      $0.26       $(1.47)      $(1.21)     $(0.27)    $    --        $(0.27)       $11.14
Strategic Balanced      12/31/01      13.70       0.27        (0.78)       (0.51)      (0.25)       (0.32)       (0.57)        12.62]
                        12/31/00      15.30       0.32        (0.81)       (0.49)      (0.23)       (0.88)       (1.11)        13.70
                        12/31/99      13.66       0.20         1.56         1.76       (0.12)         --         (0.12)        15.30
                        12/31/98      11.34       0.11         2.29         2.40       (0.08)         --         (0.08)        13.66
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1, 1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the AST  Neuberger  Berman  Mid-Cap  Growth
Portfolio  (formerly,  the Berger Capital Growth Portfolio).  Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
*** Prior to May 1, 2002,  Founders Asset  Management,  Inc.  served as Sub-advisor  to the AST DeAM  International  Equity
Portfolio  (formerly,  the Founders  Passport  Portfolio).  Deutsche Asset Management Inc. has served as Sub-advisor to the
Portfolio since May 1, 2002.
+ From  December  31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the AST Alliance  Growth
Portfolio  (formerly,  the AST Oppenheimer  Large-Cap Growth Portfolio).  Prior to December 31, 1998,  Robertson Stephens &
Company  Investment  Management,  L.P. served as Sub-advisor to the Portfolio.  Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc. served as Sub-advisor to the AST American  Century Income &
Growth Portfolio  (formerly,  the AST Putnam Value Growth and Income Portfolio).  American Century  Investment  Management,
Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*
    -------------------------------------------                    ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                    NET ASSETS AT        PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
      TOTAL         END OF PERIOD        TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
    RETURN            (IN 000'S)          RATE                   REIMBURSEMENT         REIMBURSEMENT           NET ASSETS
----------            ----------          ----                   -------------         -------------           ----------

  (31.21%)       $    287,458               104%                       1.16%                 1.16%                (0.84%)
  (25.79%)            518,580               117%                       1.12%                 1.12%                (0.60%)
   (8.07%)            719,405               121%                       1.09%                 1.09%                (0.55%)
   51.37%             394,325               148%                       1.13%                 1.13%                (0.71%)
   20.65%             261,792               228%                       1.07%                 1.07%                (0.34%)

  (17.03%)        $   129,004               354%                       1.34%                 1.44%                 0.59%
  (32.21%)            154,991               712%                       1.66%                 1.60%                (0.07%)
  (30.28%)            276,037               514%                       1.34%                 1.38%                (0.44%)
   89.71%             217,397               309%                       1.29%                 1.29%                (0.54%)
   10.92%             119,997                46%                       1.30%                 1.30%                 0.32%

   (5.53%)        $   122,686                56%                       1.16%                 1.16%                 0.54%
    0.70%             135,550                36%                       1.08%                 1.11%                 0.85%
   26.79%             134,644                96%                       1.14%                 1.20%                 1.13%
   28.11%             102,225                72%                       1.16%                 1.16%                 1.11%
  (11.83%)             74,126                55%                       1.16%                 1.16%                 1.14%

    6.21%          $1,058,843               271%                       0.83%                 0.83%                 2.87%
    7.97%             611,197               445%                       0.83%                 0.83%                 5.10%
    8.43%             417,842               171%                       0.87%                 0.87%                 6.14%
    3.37%             406,604               178%                       0.86%                 0.86%                 5.51%
    5.72%             349,707               263%                       0.86%                 0.86%                 5.70%

  (30.98%)        $   240,490                59%                       1.13%                 1.13%                (0.31%)
  (14.72%)            452,984               106%                       1.13%                 1.13%                (0.22%)
  (13.74)%            467,362               135%                       1.16%                 1.16%                (0.46%)
   33.91%             364,454               316%                       1.11%                 1.11%                (0.50%)
   27.34%             300,924               252%                       1.22%                 1.22%                (0.70%)

  (25.67%)        $   318,832                94%                       1.32%                 1.32%                 0.41%
  (23.55%)            587,377                74%                       1.24%                 1.24%                 0.64%
  (24.62%)          1,094,019                75%                       1.18%                 1.19%                (0.02%)
   82.68%           1,551,045                76%                       1.23%                 1.23%                (0.18%)
   16.22%             607,206                97%                       1.27%                 1.27%                 0.32%

  (19.81%)        $   259,122                83%                       0.98%                 0.98%                 1.04%
   (8.44%)            374,739                55%                       0.94%                 0.94%                 0.76%
  (10.77%)            487,880                61%                       0.94%                 0.94%                 0.68%
   22.98%             360,630               125%                       0.98%                 0.98%                 0.86%
   12.27%             189,871                87%                       1.00%                 1.00%                 1.05%

   (9.74%)        $   179,368               126%                       1.10%                 1.10%                 2.16%
   (3.80%)        $   210,722               124%                       1.08%                 1.08%                 2.19%
   (3.11%)            217,483               125%                       1.10%                 1.10%                 2.23%
   12.97%             216,748               104%                       1.10%                 1.10%                 1.93%
   21.29%              91,043                95%                       1.16%                 1.13%                 1.68%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST American Century   12/31/02       $12.17      $0.09       $(2.46)      $(2.37)  $    --       $    --      $    --        $  9.80
International          12/31/01        18.16       0.13        (4.83)       (4.70)     (0.08)        (1.21)       (1.29)        12.17
Growth**
                       12/31/00        22.40       0.03        (3.45)       (3.42)       --          (0.82)       (0.82)        18.16
                       12/31/99        13.66      (0.04)        8.88         8.84        --          (0.10)       (0.10)        22.40
                       12/31/98        11.52       0.03         2.12         2.15      (0.01)          --         (0.01)        13.66

AST Gabelli Small-Cap  12/31/02       $13.07      $0.03       $(1.23)      $(1.20)    $(0.06)       $(0.22)      $(0.28)       $11.59
Value***               12/31/01        13.02       0.04         0.84         0.88      (0.07)        (0.76)       (0.83)        13.07
                       12/31/00        11.39       0.10         2.23         2.33      (0.07)        (0.63)       (0.70)        13.02
                       12/31/99        11.44       0.08        (0.03)        0.05      (0.10)        --           (0.10)        11.39
                       12/31/98        12.88       0.09        (1.42)       (1.33)     (0.05)        (0.06)       (0.11)        11.44

AST Marsico Capital    12/31/02       $13.88     $(0.04)      $(2.12)      $(2.16)  $    --       $    --      $    --         $11.72
Growth                 12/31/01        18.10      (0.04)       (3.84)       (3.88)       --          (0.34)       (0.34)        13.88
                       12/31/00        21.63      (0.01)       (3.00)       (3.01)       --          (0.52)       (0.52)        18.10
                       12/31/99        14.20      (0.03)        7.48         7.45      (0.01)        (0.01)       (0.02)        21.63
                       12/31/98        10.03        --          4.17         4.17  --            --           --                14.20

AST Cohen & Steers     12/31/02       $10.11     $ 0.49       $(0.22)      $ 0.27     $(0.33)     $    --        $(0.33)       $10.05
Realty                 12/31/01        10.18       0.50        (0.23)        0.27      (0.34)          --         (0.34)        10.11
                       12/31/00         8.36       0.32         1.78         2.10      (0.28)          --         (0.28)        10.18
                       12/31/99         8.41       0.33        (0.15)        0.18      (0.23)          --         (0.23)         8.36
                       12/31/98(3)     10.00       0.28        (1.87)       (1.59)       --            --           --           8.41

AST Goldman Sachs      12/31/02       $15.55     $ 0.11       $(1.21)      $(1.10)    $(0.06)       $(1.43)       $1.49)       $12.96
Small-Cap Value*&      12/31/01        14.55       0.08         1.34         1.42        --          (0.42)       (0.42)        15.55
                       12/31/00        10.87       0.01         3.67         3.68        --            --           --          14.55
                       12/31/99         9.99      (0.03)        0.91         0.88        --            --           --          10.87
                       12/31/98(3)     10.00      (0.01)         --         (0.01)       --            --           --           9.99

AST Sanford Bernstein  12/31/02       $11.14     $ 0.11       $(2.39)       $2.28)    $(0.11)     $    --        $(0.11)       $ 8.75
Managed Index 500+     12/31/01        12.63       0.11        (1.36)       (1.25)     (0.11)        (0.13)       (0.24)        11.14
                       12/31/00        14.96       0.10        (1.40)       (1.30)     (0.08)        (0.95)       (1.03)        12.63
                       12/31/99        12.78       0.08         2.56         2.64      (0.06)        (0.40)       (0.46)        14.96
                       12/31/98(3)     10.00       0.06         2.72         2.78        --            --           --          12.78

AST DeAM Small-Cap     12/31/02      $  7.03     $(0.01)      $(1.85)      $(1.86)  $    --       $    --      $    --         $ 5.17
Growth++               12/31/01        11.72      (0.05)       (2.95)       (3.00)       --          (1.69)       (1.69)         7.03
                       12/31/00        15.59      (0.08)       (2.90)       (2.98)       --          (0.89)       (0.89)        11.72
                       12/31/99(4)     10.00      (0.05)        5.64         5.59        --            --           --          15.59

AST MFS Global Equity  12/31/02       $ 9.21     $ 0.02       $(1.15)      $(1.13) $    --?       $    --      $    --         $ 8.08
                       12/31/01        10.23        --         (1.02)       (1.02)       --            --           --           9.21
                       12/31/00        11.03       0.01        (0.79)       (0.78)     (0.01)        (0.01)       (0.02)        10.23
                       12/31/99(5)     10.00       0.01         1.02         1.03        --            --           --          11.03

(3) Commenced operations on January 2, 1998.
(4) Commenced operations on January 4, 1999.
(5) Commenced operations on October 18, 1999.
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Acquired the AST American Century International Growth Portfolio II on September 24, 2001.
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the AST Gabelli  Small-Cap  Value
Portfolio  (formerly,  the AST T.  Rowe  Price  Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc.  has  served as
Sub-advisor to the Portfolio since October 23, 2000.
*& Prior to May 1, 2001,  Lord,  Abbett & Co. LLC served as Sub-advisor to the AST Goldman Sachs  Small-Cap Value Portfolio
(formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs Asset  Management  has served as Sub-advisor to the Portfolio since May 1, 2001.
+ Prior to May 1, 2000,  Bankers  Trust  Company  served as  Sub-advisor  to the AST Sanford  Bernstein  Managed  Index 500
Portfolio  (formerly,  the AST  Bankers  Trust  Managed  Index 500  Portfolio).  Sanford C.  Bernstein  & Co. has served as
Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor to the AST DeAM Small-Cap  Growth
Portfolio  (formerly,  the AST  Scudder  Small-Cap  Growth  Portfolio).  Deutsche  Asset  Management,  Inc.  has  served as
Sub-advisor to the Portfolio since December 10, 2001.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY             RATIO OF
NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT
INCOME
      TOTAL     END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE             (LOSS)   TO
AVERAGE
    RETURN         (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
    ------         ----------              ----                  -------------         -------------               ----
ASSETS
------

  (19.47)%     $   373,998                  236%                       1.25%                 1.25%                    0.73%
  (27.27%)         518,126                  176%                       1.28%                 1.28%                    0.56%
  (16.10%)         332,504                  126%                       1.27%                 1.27%                   (0.04%)
   65.20%          154,226                  112%                       1.50%                 1.50%                   (0.32%)
   18.68%           77,733                  220%                       1.65%                 1.65%                    0.10%

   (9.38%)     $   501,070                   24%                       1.10%                 1.10%                    0.20%
     6.98%         538,479                   59%                       1.08%                 1.08%                    0.54%
   21.86%          333,586                   88%                       1.12%                 1.12%                    0.87%
     0.58%         261,493                   26%                       1.11%                 1.11%                    0.64%
  (10.53%)         304,072                   10%                       1.11%                 1.11%                    0.93%

  (15.56%)      $1,081,101                  109%                       1.09%                 1.10%                   (0.29%)
  (21.71%)      $1,252,427                  111%                       1.06%                 1.08%                   (0.25%)
  (14.25%)       1,770,849                  118%                       1.04%                 1.06%                   (0.09%)
   52.58%        1,723,736                  115%                       1.08%                 1.08%                   (0.25%)
   41.59%          594,966                  213%                       1.11%                 1.11%                    0.16%

    2.65%       $  177,520                   60%                       1.26%                 1.26%                    5.11%
     2.85%         139,631                   59%                       1.21%                 1.21%                    5.01%
   26.19%          132,486                   59%                       1.28%                 1.28%                    5.21%
     2.26%          56,697                   51%                       1.27%                 1.27%                    4.95%
  (16.00%)          33,025                   18%                       1.30%                 1.30%                    5.02%

   (7.93%)      $  315,101                  129%                       1.27%                 1.27%                    0.62%
     9.91%         432,511                  159%                       1.18%                 1.18%                    0.69%
   33.85%          227,759                   67%                       1.15%                 1.15%                   (0.13%)
     8.81%          74,192                   85%                       1.24%                 1.24%                   (0.36%)
   (0.10%)          41,788                   58%                       1.31%                 1.31%                   (0.21%)

  (20.64%)      $  441,169                   36%                       0.84%                 0.84%                    1.04%
  (10.01%)         623,363                   54%                       0.77%                 0.78%                    0.95%
   (8.82%)         704,897                   84%                       0.78%                 0.78%                    0.84%
   21.23%          633,567                  101%                       0.79%                 0.77%                    0.74%
   27.90%          289,551                  162%                       0.80%                 0.86%                    1.07%

  (26.46%)      $  293,297                  132%                       1.00%                 1.15%                   (0.12%)
  (28.43%)         537,324                  196%                       1.16%                 1.17%                   (0.64%)
  (20.95%)         791,839                  136%                       1.11%                 1.13%                   (0.67%)
   55.90%          841,984                  133%                       1.14%                 1.14%                   (0.67%)

  (12.26%)      $   60,167                   74%                       1.41%                 1.41                     0.25%
   (9.97%)          55,882                   89%                       1.50%                 1.40%                    0.02%
   (7.19%)          29,514                  100%                       1.56%                 1.87%                    0.08%
   10.40%            1,291                  142%                       1.75%                 2.11%                    0.75%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST MFS Growth**       12/31/02      $ 8.27        $(0.02)      $(2.31)     $(2.33)   $    --      $    --      $    --        $ 5.94
                       12/31/01       10.56        (0.01)       (2.28)      (2.29)        --?           --           --          8.27
                       12/31/00       11.30         0.01        (0.75)      (0.74)         --           --           --         10.56
                       12/31/99(1)    10.00         0.01         1.29        1.30          --           --           --         11.30

AST MFS                12/31/02      $ 8.89        $ 0.03       $(1.95)     $(1.92)     $(0.03)    $    --        $(0.03)      $ 6.94
Growth with Income     12/31/01       10.53         0.03        (1.66)      (1.63)      (0.01)          --        (0.01)         8.89
                       12/31/00       10.52         0.03        (0.01)       0.02       (0.01)          --        (0.01)        10.53
                       12/31/99(1)    10.00         0.01         0.51        0.52          --           --           --         10.52

AST Alger All-Cap      12/31/02     $  5.70        $(0.04)      $(2.00)     $(2.04)   $    --      $    --      $    --        $ 3.66
Growth                 12/31/01        6.84        (0.02)       (1.12)      (1.14)         --           --           --          5.70
                       12/31/00(2)    10.00           --        (3.16)       3.16)         --           --           --          6.84

AST Goldman Sachs      12/31/02      $ 3.97        $(0.02)      $(1.07)     $(1.09)   $    --      $    --      $    --        $ 2.88
Mid-Cap Growth         12/31/01        6.64        (0.03)       (2.64)      (2.67)        --?           --          --?          3.97
                       12/31/00(3)    10.00         0.01        (3.37)      (3.36)         --           --           --          6.64

AST Federated          12/31/02      $ 7.22        $(0.04)      $(2.05)     $(2.09)   $    --        $(0.04)      $(0.04)      $ 5.09
Aggressive Growth      12/31/01        9.10        (0.03)       (1.85)      (1.88)        --?           --          --?          7.22
                       12/31/00(4)    10.00         0.01        (0.91)      (0.90)         --           --           --          9.10

AST Gabelli All-Cap    12/31/02      $ 9.86        $ 0.06       $(2.09)     $(2.03)     $(0.06)    $    --        $(0.06)      $ 7.77
Value                  12/31/01       10.09          0.04        (0.25)     (0.21)       (0.01)       (0.01)       (0.02)        9.86
                       12/31/00(4)    10.00          0.03         0.06       0.09          --           --           --         10.09

AST DeAM Large-Cap     12/31/02      $ 9.30         $0.06       $(1.48)     $(1.42)     $(0.03)    $    --        $(0.03)      $ 7.85
Value***               12/31/01        9.85         0.01        (0.55)      (0.54)      (0.01)          --        (0.01)         9.30
                       12/31/00(4)    10.00         0.03        (0.18)      (0.15)         --           --           --          9.85

AST Lord Abbett Bond   12/31/02      $10.45        $ 0.42       $(0.39)     $ 0.03      $(0.41)    $    --        $(0.41)      $10.07
Debenture              12/31/01       10.15          0.39        (0.08)       0.31       (0.01)         --         (0.01)       10.45
                       12/31/00(4)    10.00          0.02         0.13        0.15         --           --           --         10.15

AST                    12/31/02      $ 9.71        $ 0.06       $(2.47)     $(2.41)     $(0.01)      $(0.04)      $(0.05)      $ 7.25
Alliance/Bernstein
Growth + Value         12/31/01(5)    10.00          0.01        (0.30)      (0.29)        --           --           --          9.71

AST Sanford Bernstein  12/31/02      $10.14        $ 0.09       $(1.43)     $(1.34)     $(0.03)    $    --        $(0.03)      $ 8.77
Core Value             12/31/01(5)    10.00          0.04         0.10        0.14         --           --           --         10.14

AST DeAM Bond          12/31/02      $10.00       $ 0.26       $ 0.51      $ 0.77     $    --      $    --      $    --        $10.77

AST DeAM Large-Cap
Growth                 12/31/02      $10.00     $    --?       $(2.26)     $(2.26)    $    --      $    --      $    --        $ 7.74

AST DeAM
Small-Cap Value        12/31/02      $10.00       $ 0.02       $(2.27)     $(2.25)    $    --      $    --      $    --        $ 7.75

---------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on October 18, 1999.
(2) Commenced operations on January 3, 2000.
(3) Commenced operations on May 1, 2000.
(4) Commenced operations on October 23, 2000.
(5) Commenced operations on May 1, 2001.
   Commenced operations on May 2, 2002.
* Includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Acquired the AST Alger Growth Portfolio on February 16, 2001.
*** Prior to May 1, 2002,  Janus Capital  Management LLC served as Sub-advisor  to the AST DeAM Large-Cap  Value  Portfolio
(formerly,  the AST Janus  Strategic Value  Portfolio).  Deutsche Asset  Management,  Inc. has served as Sub-advisor to the
Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)        TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
------             ----------              ----                  -------------         -------------               ----
ASSETS
------

(28.17%)          $526,085                  198%                       1.18%                 1.18%                   (0.28%)
(21.68%)           974,397                  210%                       1.11%                 1.11%                   (0.12%)
 (6.53%)            82,051                  243%                       1.24%                 1.24%                    0.08%
 13.00%              4,868                   60%                       1.35%                 1.35%                    0.76%

(21.62%)          $ 87,543                   82%                       1.19%                 1.19%                    0.35%
(15.46%)           108,714                   99%                       1.11%                 1.11%                    0.42%
  1.19%             77,618                   62%                       1.23%                 1.26%                    0.34%
  5.20%              8,757                    6%                       1.23%                 1.23%                    1.45%

---------------------------------------------------------------------------------------------------------------------------
(35.79%)          $323,286                  182%                       1.29%                 1.29%                   (0.67%)
(16.67%)           743,059                  150%                       1.20%                 1.20%                   (0.37%)
(31.60%)           205,079                  123%                       1.24%                 1.24%                   (0.05%)

(27.46%)          $ 61,373                  162%                       1.31%                 1.33%                   (0.65%)
---------------------------------------------------------------------------------------------------------------------------
 (40.17%)           71,039                  203%                       1.34%                 1.34%                   (0.63%)
(33.60%)            65,098                   55%                       1.28%                 1.28%                    0.18%
---------------------------------------------------------------------------------------------------------------------------

(29.19%)          $ 39,072                  250%                       1.35%                 1.38%                   (1.02%)
(20.61%)            49,489                  244%                       1.35%                 1.78%                   (0.84%)
 (9.00%)             1,938                   49%                       1.35%                 7.22%                    2.67%

(20.71%)          $113,557                   28%                       1.19%                 1.19%                    0.63%
 (2.18%)           158,886                   68%                       1.20%                 1.20%                    0.89%
  0.90%             14,165                   31%                       1.45%                 1.59%                    2.71%

(15.30%)          $109,994                  202%                       1.07%                 1.15%                    0.96%
 (5.53%)            45,357                  134%                       1.35%                 1.35%                    0.51%
 (1.50%)             6,351                    1%                       1.35%                 2.41%                    3.39%

---------------------------------------------------------------------------------------------------------------------------
  0.41%           $164,939                   43%                       1.04                  1.04%                    7.16%
---------------------------------------------------------------------------------------------------------------------------
  3.04%             62,456                  102%                       1.10%                 1.10%                    7.23%
  1.50%              6,783                    9%                       1.20%                 3.07%                    4.39%

---------------------------------------------------------------------------------------------------------------------------
(25.00%)          $ 32,065                   43%                       1.15%                 1.15%                    0.60%
---------------------------------------------------------------------------------------------------------------------------
 (2.80%)            34,007                   95%                       1.35%                 1.45%                    0.46%

---------------------------------------------------------------------------------------------------------------------------
(13.24%)          $199,176                   28%                       1.00%                 1.00%                    1.63%
---------------------------------------------------------------------------------------------------------------------------
  1.40%             44,100                   25%                       1.15%                 1.15%                    1.36%

---------------------------------------------------------------------------------------------------------------------------
  7.70%           $131,736                  240%                       0.93%                 1.08%                    3.71%
---------------------------------------------------------------------------------------------------------------------------

(22.60%)          $ 76,674                  101%                       0.98%                 1.08%                    0.07%

(22.50%)          $ 13,419                  122%                       1.15%                 1.48%                    0.43%

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security  or use an  investment  method  is  described  above  or in the  Trust's  SAI  under  "Investment  Objectives  and
Policies."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted by the  investment  objectives  and policies of a  Portfolio,  a Portfolio  may invest in securities and other  instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on  futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates,  and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

         There  are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve  very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency exchange  rates or  securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular securities market without investing directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with  those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with respect to derivatives  may result in a Portfolio  being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no  assurance  that a  Portfolio  will  engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security  or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security  at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the  index,  and all settlements are made in cash.

         A Portfolio  will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the  exercise  price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the  option or has the right to acquire it without  additional  cost or, if  additional  cash  consideration  is required,  cash or other assets  determined to be liquid in such amount are  segregated  on the  Portfolios'  records).  By writing a call  option,  a Portfolio  assumes the risk that it may be required to deliver a security for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market price of the  underlying  security  increase,  but retains the risk of loss should the price of the  underlying  security  decline.  A  Portfolio  will write call  options in order to  obtain a return  from the  premiums  received  and will  retain  the  premiums  whether  or not the  options  are exercised,  which will help offset a decline in the market value of the  underlying  securities.  A Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying  security at a price in excess of its current market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST  Federated  High  Yield  Portfolio,  the  AST  Lord  Abbett
Bond-Debenture  Portfolio  and the AST Money Market  Portfolio)  may enter into  financial  futures  contracts  and related options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract and the buyer  agrees to buy the  securities  or currency  at a  specified  price at a specified  future  time.  Financial  futures contracts may relate to securities  indices,  interest rates or foreign  currencies.  Futures contracts are usually settled through net cash payments  rather than through  actual  delivery of the securities  underlying the contract.  For instance, in a stock  index  futures  contract,  the two  parties  agree to take or make  delivery  of an amount  of cash  equal to a specified  dollar  amount  times the  difference  between  the stock index  value when the  contract  expires and the price specified  in the  contract.  A Portfolio  may use futures  contracts to hedge  against  movements  in  securities  prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the  premium  paid,  to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock  indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into  any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future movements in securities  prices,  interest  rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Portfolio  against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A  Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they  relate,  (b) the fact that skills needed to use these  strategies  are different  from those needed to select  portfolio  securities and (c)
the possible need to defer  closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect  correlation  increases the more the holdings of the Portfolio differ from the  composition of the relevant  index.  These  instruments  may not have a liquid  secondary  market.  Option positions  established in the over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above  with respect to investing in foreign issuers are accentuated  when the issuers are located in developing  countries.  Developing countries may be  politically  and/or  economically  unstable,  and the securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing  countries have often experienced high rates of inflation or sharply  devalued  their  currencies  against the U.S.  dollar,  causing the value of  investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities,  more  uncertain  as to payment of  interest  and  principal.  Investments  in  developing countries may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted  countries  have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio's  investments denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange  rates.  Foreign  currency  exchange rates  generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention  or the failure to intervene  by U.S. or foreign  governments  or central  banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a Portfolio may incur costs in connection  with  conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies  will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into  forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation  to purchase or sell a specified  currency at a specified future  date at a price set at the time of the  contract.  A  Portfolio  may  enter  into a forward  contract  to  increase exposure  to a foreign  currency  when it wishes to "lock in" the U.S.  dollar  price of a  security  it  expects  to or is obligated  to purchase or sell in the future.  This  practice  may be referred to as  "transaction  hedging."  In addition, when a  Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign currency  (or a  currency  that  acts as a proxy  for such  currency).  This  practice  may be  referred  to as  "portfolio hedging." In any event,  the precise  matching of the forward  contract  amounts and the value of the  securities  involved generally  will not be  possible.  No  Portfolio  will enter into a forward  contract if it would be  obligated  to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated  in or exposed to that currency,  or will sell an amount of proxy currency in excess of the value of securities  denominated in or exposed to the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the  segregation on the  Portfolios'  records of assets  determined  to be liquid and marked to market  daily.  The effect of  entering  into a forward  contract on a  Portfolio's  share price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated in another.  Although a forward contract may reduce a Portfolio's  losses on securities denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities  if the  currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign  currency  hedging may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving  dividend  payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity securities for purposes of the various Portfolios'  investment policies and restrictions,  while others consider them fixed income  securities.)  After other claims are satisfied,  common  stockholders  participate in company profits on a pro rata basis;  profits may be paid out in dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases in earnings are usually  reflected in a company's stock price, so common stocks  generally have the greatest  appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations  and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and  principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's SAI, provide a generally  useful  guide as to such  credit  risk.  The lower the rating,  the greater the credit risk the rating service  perceives  to exist  with  respect  to the  security.  Increasing  the  amount of  Portfolio  assets  invested  in lower-rated  securities  generally will increase the  Portfolio's  income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their prices.  In general, the longer the  maturity  or  duration  of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization  (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject  to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for higher-rated  bonds, and the prices of lower-rated  high-yield bonds may fluctuate more than the prices  of  higher-rated  bonds,  particularly  in times of  market  stress.  Because  the risk of  default  is  higher  in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions  that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often  offer a lower  rate of return.  In  addition,  the  mortgage  securities  market may be  particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are  bonds,  notes, debentures  and  preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities  are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's balance sheet.  Convertible  securities generally  participate in the appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than  the  value of the  securities  underlying  the warrants.  A warrant will expire  without value if the rights under such warrant are not exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the Alger All-Cap Growth Portfolio,  the AST Alliance Growth
Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio,  the AST
Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio,  and the AST Alliance Growth and
Income  Portfolio)  may  purchase  securities  on a  when-issued,  delayed-delivery  or  forward  commitment  basis.  These transactions  generally  involve the purchase of a security  with  payment and  delivery due at some time in the future.  A
Portfolio does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations in between  the  purchase  and  settlement  dates.  If the seller  fails to  complete  the sale,  the  Portfolio  may lose the opportunity  to obtain a  favorable  price and yield.  While the  Portfolios  will  generally  engage in such  when-issued, delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the securities,  a Portfolio may  sometimes  sell such a security  prior to the  settlement  date.  The AST Money Market  Portfolio  will not enter into these  commitments if they would exceed 15% of the value of the Portfolio's  total assets less its  liabilities  other than liabilities created by these commitments.

         Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses on the  security.  If the other  party to such a  transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid  securities  (except for the AST Money  Market  Portfolio,  which is limited to 10% of net assets,  and the AST
Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio and the AST Sanford Bernstein
Managed Index 500 Portfolio,  which is limited to 5% of its net assets).  Illiquid  securities  are those that,  because of the absence of a readily  available  market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven  days in the  ordinary  course of  business  at  approximately  the  amount at which the  Portfolio  has  valued  the investment.  Therefore,  a  Portfolio  may find it  difficult  to sell  illiquid  securities  at the time  considered  most advantageous  by its  Sub-advisor  and may incur  expenses that would not be incurred in the sale of  securities  that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         A Portfolio  that enters into a repurchase  agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

         The AST Neuberger  Berman Mid-Cap  Growth  Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios  (specifically,  the AST Strong International Equity Portfolio, AST William Blair International
Growth  Portfolio,  the AST PBHG  Small-Cap  Growth  Portfolio,  the AST Goldman Sachs Mid-Cap  Growth  Portfolio,  the AST
Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Value  Portfolio,  the AST Marsico  Capital
Growth Portfolio,  the AST Goldman Sachs  Concentrated  Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST
Lord Abbett  Bond-Debenture  Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST
PIMCO Limited  Maturity Bond Portfolio and the AST Money Market  Portfolio) may enter into reverse  repurchase  agreements.
In a reverse repurchase  agreement,  a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and  price,  which  reflects  an  effective  interest  rate.  It may also be  viewed  as a  borrowing  of money by the
Portfolio  and,  like  borrowing  money,  may increase  fluctuations  in a  Portfolio's  share price.  When entering into a reverse repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings)  is at least three times the amount of the  borrowings.  Should a  Portfolio,  for any reason,  have borrowings  that do not meet the above test,  such Portfolio  must reduce such  borrowings so as to meet the necessary test
within  three  business  days.  Certain  Portfolios  (the  AST  DeAM  International   Equity  Portfolio,   the  AST  Strong
International  Equity  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio,  the AST Neuberger  Berman  Mid-Cap Growth
Portfolio,  the AST Neuberger  Berman Mid-Cap Value  Portfolio,  the AST Gabelli All-Cap Value  Portfolio,  the AST T. Rowe
Price  Natural  Resources  Portfolio,  the AST DeAM Global  Allocation  Portfolio,  the AST T. Rowe Price Asset  Allocation
Portfolio and the AST Money Market  Portfolio) will not purchase  securities when  outstanding  borrowings are greater than
5% of the  Portfolio's  total assets.  If a Portfolio  borrows  money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33  1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.  Voting rights on loaned  securities  typically pass to the borrower,  although a Portfolio has the right to terminate a securities loan,  usually within three business  days, in order to vote on  significant  matters or for other reasons.  All securities loans will be  collateralized  by cash or securities  issued or guaranteed by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Any cash  collateral  received by a Portfolio in  connection with such loans  normally will be invested in short-term  instruments,  which may not be  immediately  liquid under certain circumstances.  Any losses  resulting from the investment of cash collateral would be borne by the lending  Portfolio.  The
Portfolio  could  also  suffer a loss  where the value of the  collateral  falls  below the  market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger  adverse tax  consequences  to a Portfolio.
Lending  securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from recovering  the  collateral  if the  borrower  fails to timely  return a loaned  security  and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for  temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolios,  as shareholders in these mutual funds,  will indirectly pay their  proportionate  share of such funds' expenses.  Furthermore, some Portfolios, including the AST DeAM Global Allocation Portfolio, may focus their investments in mutual funds.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought  and sold on a  securities  exchange.  An ETF  represents  a fixed portfolio  of  securities  designed  to track a  particular  market  index.  Consistent  with their  respective  investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign  market  while  awaiting  purchase of  underlying  securities.  The risks of owning an ETF generally reflect the risks of owning the underlying  securities they are designed to track,  although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST Strong  International  Equity Portfolio,  the AST William Blair  International  Growth Portfolio,  the AST
American Century International Growth Portfolio,  the AST PBHG Small-Cap Growth Portfolio,  the AST Goldman Sachs Small-Cap
Value Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio,  the AST Goldman Sachs Concentrated Growth Portfolio, the
AST DeAM Large-Cap Value  Portfolio,  the AST American  Century Income & Growth  Portfolio,  the AST MFS Growth with Income
Portfolio,  the AST  Gabelli  All-Cap  Value  Portfolio,  the AST INVESCO  Capital  Income  Portfolio,  the AST DeAM Global
Allocation  Portfolio,  the AST American Century Strategic Balanced Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO
Total Return Bond  Portfolio,  the AST PIMCO Limited  Maturity  Bond  Portfolio  and the AST  Federated  Aggressive  Growth
Portfolio  make  short  sales  "against  the box." A short  sale  against  the box  involves  selling a  security  that the
Portfolio  owns, or has the right to obtain without  additional  costs,  for delivery at a specified date in the future.  A
Portfolio  may make a short sale against the box to hedge against  anticipated  declines in the market price of a portfolio security.  If the value of the security sold short  increases  instead,  the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Portfolios may participate in the initial public offering ("IPO") market,  and a portion of a Portfolio's returns may be attributable to Portfolio  investments in IPOs.  There is no guarantee that as a Portfolio's  assets grow it will be able to experience  significant  improvement in performance by investing in IPOs. A Portfolio's  purchase of shares issued as part of, or a short period after,  companies'  IPOs,  exposes it to the risks associated with companies that have little operating history as public  companies,  as well as to the risks inherent in those sectors of the market where these new  issuers  operate.  The market for IPO issuers has been  volatile,  and share  prices of  newly-public  companies  have fluctuated in significant amounts over short periods of time.

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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                                      Newark, NJ  07102

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Counseling
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
INVESCO Funds Group, Inc.
Lord, Abbett & Co. LLC
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter & Associates, Ltd.
Sanford C. Bernstein & Co., LLC
Strong Capital Management, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.
William Blair & Company L.L.C.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected each Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus and other Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with  applicable  laws and  regulations,  may begin mailing only one copy of the
Trust's prospectus,  prospectus  supplements,  annual and semi-annual reports, proxy statements and information statements, or any other  required  documents to your address even if more than one  shareholder  lives there.  If you have  previously consented to have any of these  documents  delivered to multiple  investors  at a shared  address,  as required by law, and wish to revoke this consent or otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA or write to "American  Skandia Trust, c/o American Skandia Life Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT
06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section of the
                                                 ------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-202-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at http://www.sec.gov.
                              ------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                             May 1, 2003

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed,  open-end  investment company whose separate  portfolios  ("Portfolios")
are  diversified,  unless  otherwise  indicated.  The  Trust  seeks to meet the  differing  objectives  of its  Portfolios.
Currently,  these Portfolios are the AST Strong International Equity Portfolio,  the AST William Blair International Growth
Portfolio  (formerly the Janus Overseas Growth Portfolio),  the AST American Century  International  Growth Portfolio,  the
AST DeAM  International  Equity Portfolio,  the AST MFS Global Equity  Portfolio,  the AST PBHG Small-Cap Growth Portfolio,
the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive  Growth Portfolio,  the AST Goldman Sachs Small-Cap
Value  Portfolio,  the AST Gabelli  Small-Cap Value Portfolio,  the DeAM Small-Cap Value  Portfolio,  the AST Goldman Sachs
Mid-Cap  Growth  Portfolio  (formerly the AST Janus Mid-Cap  Growth  Portfolio),  the AST Neuberger  Berman  Mid-Cap Growth
Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Gabelli
All-Cap Value Portfolio,  the AST T. Rowe Price Natural Resources  Portfolio,  the AST Alliance Growth  Portfolio,  the AST
MFS Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST Goldman Sachs  Concentrated  Growth  Portfolio,
(formerly  the AST JanCap  Growth  Portfolio),  the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM  Large-Cap  Value
Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio,  the AST
Cohen & Steers Realty Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST American Century Income &
Growth Portfolio,  the AST Alliance Growth and Income Portfolio,  the AST MFS Growth with Income Portfolio, the AST INVESCO
Capital  Income  Portfolio,  the AST  DeAM  Global  Allocation  Portfolio,  the AST  American  Century  Strategic  Balanced
Portfolio,  the AST T. Rowe  Price  Asset  Allocation  Portfolio,  the AST T. Rowe Price  Global  Bond  Portfolio,  the AST
Federated High Yield Portfolio,  the AST Lord Abbett Bond-Debenture  Portfolio,  the AST DeAM Bond Portfolio, the AST PIMCO
Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

Prior to the Closing of the Transaction (as defined herein),  American Skandia Investment Services,  Incorporated ("ASISI")
will serve as the investment  manager for the Trust.  After the Closing of the Transaction,  ASISI will serve as co-manager of the Trust along with  Prudential  Investments  LLC ("PI") (each an  "Investment  Manager"  and together the  "Investment
Managers").  The Investment  Manager(s)  engage(s) a sub-advisor  ("Sub-advisor")  for each Portfolio.  The Sub-advisor for each Portfolio is as follows: (a) Strong Capital Management,  Inc.: AST Strong International Equity Portfolio;  (b) William
Blair & Company LLC: AST William Blair International Growth Portfolio:  (c) American Century Investment  Management,  Inc.:
AST American Century International Growth Portfolio,  AST American Century Income & Growth Portfolio,  AST American Century
Strategic  Balanced  Portfolio;  (d) Deutsche Asset Management,  Inc.: AST DeAM  International  Equity Portfolio,  AST DeAM
Small-Cap Growth Portfolio,  AST DeAM Small-Cap Value Portfolio,  AST DeAM Large-Cap Growth  Portfolio,  AST DeAM Large-Cap
Value Portfolio,  DeAM Global Allocation Portfolio,  AST DeAM Bond Portfolio; (e) Massachusetts Financial Services Company:
AST MFS Global Equity  Portfolio,  AST MFS Growth  Portfolio,  AST MFS Growth with Income  Portfolio;  (f) Pilgrim Baxter &
Associates,  Ltd.: AST PBHG Small-Cap Growth  Portfolio;  (g) Federated  Investment  Counseling:  AST Federated  Aggressive
Growth  Portfolio,  AST  Federated  High Yield  Portfolio;  (h) Goldman  Sachs Asset  Management,  L.P.:  AST Goldman Sachs
Small-Cap Value Portfolio,  AST Goldman Sachs Mid-Cap Growth Portfolio,  AST Goldman Sachs  Concentrated  Growth Portfolio:
(i) GAMCO  Investors,  Inc.; AST Gabelli  Small-Cap Value Portfolio,  AST Gabelli All-Cap Value  Portfolio;  (j) Fred Alger
Management,  Inc.: AST Alger All-Cap Growth  Portfolio;  (k) Neuberger Berman Management Inc.: AST Neuberger Berman Mid-Cap
Value  Portfolio,  AST Neuberger Berman Mid-Cap Growth  Portfolio;  (l) T. Rowe Price  Associates,  Inc.: AST T. Rowe Price
Natural  Resources  Portfolio,  AST T. Rowe Price Asset Allocation  Portfolio;  (m) Alliance  Capital  Management L.P.: AST
Alliance Growth Portfolio,  the growth portion of the AST Alliance/Bernstein  Growth + Value Portfolio, AST Alliance Growth
and Income Portfolio;  (n) Marsico Capital Management,  LLC: AST Marsico Capital Growth Portfolio; (o) Sanford C. Bernstein
& Co., LLC: the value portion of the AST Alliance/Bernstein  Growth + Value Portfolio,  AST Sanford Bernstein Managed Index
500  Portfolio,  AST Sanford  Bernstein Core Value  Portfolio;  (p) Cohen & Steers  Capital  Management,  Inc.: AST Cohen &
Steers  Realty  Portfolio;  (q)  INVESCO  Funds  Group,  Inc.:  AST INVESCO  Capital  Income  Portfolio;  (r) T. Rowe Price
International,  Inc.:  AST T. Rowe Price Global Bond Portfolio (s) Lord,  Abbett & Co. LLC: AST Lord Abbett  Bond-Debenture
Portfolio;  (t) Pacific  Investment  Management  Company  LLC:  AST PIMCO Total Return Bond  Portfolio,  AST PIMCO  Limited
Maturity Bond Portfolio;  and (u) Wells Capital Management, Incorporated: AST Money Market Portfolio.

This  Statement of Additional  Information  ("SAI" or  "Statement")  is not a prospectus.  It should be read in conjunction with the Trust's current Prospectus,  a copy of which may be obtained by writing the Trust's  administrative  office at One
Corporate  Drive,  Shelton,  Connecticut  06484 or by calling (203)  926-1888.  This SAI relates to the Trust's  Prospectus dated May 1, 2003.

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GENERAL INFORMATION AND HISTORY:

         Prior to May 1, 1992, the Trust was known as the Henderson  International Growth Fund, which consisted of only one portfolio.  This  Portfolio  is now  known  as the  AST  Strong  International  Equity  Portfolio  (formerly,  the  AST AIM
International  Equity Portfolio,  the AST Putnam  International  Equity Portfolio and the Seligman Henderson  International
Equity  Portfolio).  The AST  Alliance  Growth  and  Income  Portfolio  (formerly,  the AST Lord  Abbett  Growth and Income
Portfolio) was first offered as of May 1, 1992. The AST Goldman Sachs  Concentrated  Growth  Portfolio  (formerly,  the AST
JanCap Growth  Portfolio)  and the AST Money Market  Portfolio were first offered as of November 4, 1992. The AST Neuberger
Berman  Mid-Cap Value  Portfolio  (formerly,  the Federated  Utility Income  Portfolio) and the AST DeAM Global  Allocation
Portfolio  (formerly,  the AIM Balanced  Portfolio,  the AST Putnam Balanced  Portfolio and the AST Phoenix  Balanced Asset
Portfolio)  were first  offered as of May 1, 1993.  The AST  Federated  High Yield  Portfolio,  the AST T. Rowe Price Asset
Allocation  Portfolio,  AST PBHG Small-Cap  Growth  Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio and the
Founders  Capital  Appreciation  Portfolio),  the AST INVESCO Capital Income  Portfolio and the AST PIMCO Total Return Bond
Portfolio  were first  offered as of December 31,  1993.  The AST T. Rowe Price Global Bond  Portfolio  (formerly,  the AST
Scudder  International  Bond  Portfolio)  was first offered as of May 1, 1994.  The AST  Neuberger  Berman  Mid-Cap  Growth
Portfolio  (formerly,  the  Berger  Capital  Growth  Portfolio)  was first  offered as of October  19,  1994.  The AST DeAM
International  Equity Portfolio (formerly,  AST Founders Passport Portfolio and the Seligman Henderson  International Small
Cap Portfolio),  the AST T. Rowe Price Natural  Resources  Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first  offered as of May 2, 1995.  The AST Alliance  Growth  Portfolio  (formerly,  the AST  Oppenheimer  Large-Cap  Growth
Portfolio  and the  Robertson  Stephens  Value + Growth  Portfolio)  was first  offered as of May 2, 1996.  The AST William
Blair International Growth Portfolio (formerly,  the AST Janus Overseas Growth Portfolio),  the AST Gabelli Small-Cap Value
Portfolio (formerly,  the AST T. Rowe Price Small Company Value Portfolio),  the AST American Century  International Growth
Portfolio,  the AST American Century  Strategic  Balanced  Portfolio and the AST American Century Income & Growth Portfolio
(formerly,  the AST Putnam  Value  Growth & Income  Portfolio)  were first  offered as of January 2, 1997.  The AST Marsico
Capital  Growth  Portfolio  was first  offered as of December 22, 1997.  The AST Goldman Sachs  Small-Cap  Value  Portfolio
(formerly,  the AST Lord Abbett Small Cap Value Portfolio),  the AST Cohen & Steers Realty  Portfolio,  and the AST Sanford
Bernstein Managed Index 500 Portfolio  (formerly,  the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST DeAM Small-Cap  Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio) was first offered as of January 4, 1999.  The AST MFS Global  Equity  Portfolio,  the AST MFS Growth  Portfolio and the AST MFS
Growth with Income  Portfolio were first offered as of October 18, 1999.  The AST Alger All-Cap Growth  Portfolio was first offered as of December 30, 1999. The AST Goldman Sachs Mid-Cap  Growth  Portfolio  (formerly,  the AST Janus Mid-Cap Growth
Portfolio) was first offered as of May 1, 2000. The AST Federated  Aggressive  Growth  Portfolio,  the AST Gabelli  All-Cap
Value Portfolio,  the AST DeAM Large-Cap Value Portfolio  (formerly,  the Janus Strategic Value Portfolio) and the AST Lord
Abbett  Bond-Debenture  Portfolio  were first  offered on  October  23,  2000.  The AST  Alliance/Bernstein  Growth + Value
Portfolio and the AST Sanford  Bernstein  Core Value  Portfolio  were first offered on May 1, 2001.  The AST DeAM Small-Cap
Growth  Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio and the AST DeAM Bond Portfolio were first offered on May 1,
2002.

INVESTMENT OBJECTIVES AND POLICIES:

          The following  information  supplements,  and should be read in  conjunction  with,  the discussion in the Trust's
Prospectus  of the  investment  objective  and  policies of each  Portfolio.  The  investment  objective  and  supplemental information  regarding the  investment  policies for each of the  Portfolios  are described  below and should be considered separately.  Each Portfolio has a different  investment  objective and certain  policies may vary. As a result,  the risks, opportunities  and  return  in each  Portfolio  may  differ.  There can be no  assurance  that any  Portfolio's  investment objective  will be  achieved.  Certain  risk  factors  in  relation  to various  securities  and  instruments  in which the
Portfolios  may invest are  described  in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         The  investment  objective  and the  investment  policies and  limitations  of each  Portfolio,  unless  otherwise specified,  are not  "fundamental"  policies and may be changed by the Board of Trustees of the Trust  without  approval of the  shareholders of the affected  Portfolio.  Those investment  policies  specifically  labeled as fundamental,  including those  described  in the  "Investment  Restrictions"  section of this  Statement,  may not be changed  without  shareholder approval.  Fundamental  investment  policies of a Portfolio may be changed only with the approval of at least the lesser of
(1) 67% or more of the total shares of the  Portfolio  represented  at a meeting at which more than 50% of the  outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST Strong International Equity Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST AIM International Equity Portfolio)
is to seek  long-term  capital  growth by investing in a  diversified  portfolio of  international  equity  securities  the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

         Real Estate  Investment  Trusts  ("REITs").  The Portfolio may invest in equity and/or debt  securities  issued by
REITs.  Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Portfolio.   By  investing  in  REITs  indirectly  through  the  Portfolio,  a  shareholder  will  bear  not  only  his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Reverse  Repurchase  Agreements.  The  Portfolio  may  employ  reverse  repurchase  agreements  (i) for  temporary emergency  purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable  market  conditions;  (ii) to cover  short-term  cash  requirements  resulting from the timing of trade settlements;  or (iii) to take  advantage of market  situations  where the  interest  income to be earned from the from the investment of the proceeds of the transaction is greater than the interest  expense of the  transaction.  The Portfolio may enter  into  reverse  repurchase  agreements  in  amounts  not  exceeding  10% of the  value of its total  assets.  Reverse repurchase  agreements  involve  the risk  that the  market  value  of  securities  retained  by the  Portfolio  in lieu of liquidation  may decline  below the  repurchase  price of the  securities  sold by the  Portfolio  that it is  obligated to repurchase.  This risk could cause a reduction in the net asset value of the Portfolio's shares.

         Additional  information about reverse repurchase agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  While  securities  are being lent,  the Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the borrower.  The  Portfolio  has the right to call its loans and obtain the  securities on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time that  coincides  with the  normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit,  consist of possible delay in  receiving  additional  collateral  or in the  recovery  of the  securities  or  possible  loss of  rights  in the collateral  should the borrower  fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The  Portfolio may borrow money to a limited  extent from banks for  temporary or emergency  purposes subject  to the  limitations  under the 1940  Act.  In  addition,  the  Portfolio  does not  intend to engage in  leverage;
therefore,  consistent  with current  interpretations  of the SEC, the Portfolio  will not purchase  additional  securities while  borrowings  from banks  exceed 5% of the  Portfolio's  total  assets.  Additional  information  about  borrowing  is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Issued on a  When-Issued  or  Delayed-Delivery  Basis.  The  Portfolio  may purchase  securities  on a
"when-issued"  basis, that is, delivery of and payment for the securities is not fixed at the date of purchase,  but is set after the securities are issued (normally  within  forty-five days after the date of the  transaction).  The Portfolio also may purchase or sell  securities on a  delayed-delivery  basis.  The payment  obligation and the interest rate that will be received on the delayed  delivery-securities  are fixed at the time the buyer enters into the commitment.  If the Portfolio purchases  a  when-issued  security  or enters into a  delayed-delivery  agreement,  the  Portfolio's  custodian  bank will segregate  cash or other  liquid  assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery agreement  commitment.  Additional  information  about  when-issued and  delayed-delivery  transactions  and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As described in the Trust's  Prospectus,  the Portfolio may from time to time make short sales against the box. To secure its obligation to deliver the securities  sold short,  the Portfolio will deposit in escrow in a separate  account with its custodian an equal amount of the  securities  sold short or  securities  convertible into or exchangeable  for such securities.  Because the Portfolio  ordinarily will want to continue to receive interest and dividend  payments on securities in its portfolio that are convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes  that the price of a security  may decline, causing a decline in the value of a security  owned by the Portfolio or a security  convertible  into or  exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced by a gain in the short position.  Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the
Portfolio owns, either directly or indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium.  In  determining  the number of shares to be sold short against the  Portfolio's  position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Portfolio's total assets be deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The  Portfolio  normally  invests  primarily  in  foreign  securities,   including  American
Depositary  Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs,  in  registered  form,  are designed for use in the United  States  securities  markets,  and EDRs,  in bearer  form,  are designed for use in European securities  markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC  markets in the  United  States or
Europe,  as the case may be.  ADRs,  like other  securities  traded in the  United  States,  will be subject to  negotiated commission rates.

         To the extent the Portfolio invests in securities denominated in foreign currencies,  the Portfolio bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Portfolio's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including  common and  preferred  stock,  depositary  receipts for stock and fixed income or equity  securities  exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market. The Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign securities,  whether denominated in U.S. currencies or foreign currencies, may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Investment  by the  Portfolio in ADRs,  EDRs and similar  securities  also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign  investment  through  diversification  and active professional management.

                  Developing  Countries.  A developing country or emerging market country can be considered to be a country that is in the  initial  stages of its  industrialization  cycle.  Currently,  emerging  markets  generally  include  every country in the world  other than the  developed  European  countries  (primarily  in Western  Europe),  the United  States,
Canada,  Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The  characteristics  of markets can change over time.
Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the
lack  of  adequate  custody  arrangements  for  the  Portfolio's  assets,   overly  burdensome   repatriation  and  similar
restrictions,  the lack of organized and liquid  securities  markets,  unacceptable  political  risks or other reasons.  As desirable  opportunities to invest in securities in emerging markets develop,  the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks  relating  to  foreign  securities  generally  will be greater  for  emerging  markets  than for developed  countries.  Many emerging  markets have  experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have very  negative  effects on the economies and securities  markets for certain  developing  markets.  Economies in emerging markets  generally are heavily  dependent upon international  trade and  accordingly,  have been and may  continue to be affected  adversely by trade  barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures imposed or negotiated by the countries  with which they trade.  These  economies  also have been and may  continue to be affected  adversely by economic conditions in the countries  with which they trade.  There also may be a lower level of securities  market  monitoring  and regulation of developing markets and the activities of investors in such markets,  and enforcement of existing  regulations has been  extremely  limited.  The  possibility  of revolution  and the  dependence on foreign  economic  assistance may be greater in these countries than in developed countries.

         In addition,  brokerage commissions,  custodial services and other costs relating to investment in foreign markets are often higher than the costs of  investing  in the United  States;  this is  particularly  true with respect to emerging markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such  settlement  problems  may cause  emerging  market  securities  to be  illiquid.  The  inability of the
Portfolio to make intended  securities  purchases due to settlement  problems could cause the Portfolio to miss  attractive investment  opportunities.  Inability to dispose of a portfolio  security  caused by  settlement  problems  could result in losses to the  Portfolio due to  subsequent  declines in value of the  portfolio  security or, if the Portfolio has entered into a contract to sell the  security,  could result in  liability  to the  purchaser.  Certain  emerging  markets may lack clearing  facilities  equivalent to those in developed  countries.  Accordingly,  settlements can pose additional  risks in such markets and ultimately  can expose the Portfolio to the risk of losses  resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Portfolio's  portfolio  securities in such markets may not be readily available.  The Portfolio's  portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustee.

         Portfolio  Turnover.  Any particular security will be sold, and the proceeds  reinvested,  whenever such action is deemed  prudent from the  viewpoint of the  Portfolio's  investment  objective,  regardless  of the holding  period of that security.  Additional  information  about portfolio  turnover is included in this Statement under "Portfolio  Transactions"
and the Trust's Prospectus under  "Portfolio Turnover."

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts,  futures contracts,  options on securities,  options on indices,  options on currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated  with the  Portfolio's  investments.  These  instruments are often referred to as "derivatives,"  which may be defined as financial  instruments  whose  performance is derived,  at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of  Options,  Futures  and  Currency  Strategies.  The use by the  Portfolio  of  options,  futures contracts  and  forward  currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be imperfect  correlation,  or even no correlation,  between the price movements or an instrument (such as an option contract)
and the price movements of the investments  being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential  decline in a security  and the  security  does  decline in price,  the put  option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments being hedged, such as changing interest rates,  market liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

                   Cover.  Transactions  using  forward  contracts,  futures  contracts  and options  (other  than  options purchased by a Portfolio)  expose the  Portfolio to an  obligation to another  party.  A Portfolio  will not enter into any such  transactions  unless it owns either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other options,  forward  contracts or futures  contracts  or (2) cash or liquid  assets with a value  sufficient  at all times to cover its  potential  obligations  not covered as  provided in (1) above.  The  Portfolio  will comply with SEC  guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the position in the  corresponding  forward  contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect  portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

                  Writing Call  Options.  The  Portfolio  may write (sell)  covered  call  options on  securities,  futures contracts,  forward contracts,  indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or  currency.  The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract  or currency would decline below the exercise price less the premium received.

                  Purchasing  Put  Options.  The  Portfolio  may  purchase put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has written  other put options.  For  example,  where the  Portfolio  has written a put option on an  underlying  security, rather than entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price  and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in combinations,  these strategies are commonly referred to as "put spreads."  Likewise,  the Portfolio may write call options on underlying  securities,  contracts or currencies  against which it has purchased  protective put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call Options.  The  Portfolio  may purchase  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying  securities,  contracts or currencies  against which it has written other call  options.  For example,  where the  Portfolio  has written a call option on an underlying  security, rather than entering a closing  transaction of the written  option,  it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  call.  Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation  (which would guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater than  options on  securities.
Because index options are settled in cash,  when the Portfolio  writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Portfolio cannot,  as a practical matter,  acquire and hold a portfolio containing  exactly  the same  securities  as  underlie  the index  and,  as a  result,  bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations  on Options.  The  Portfolio  will not write  options if,  immediately  after such sale,  the aggregate  value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the  Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest Rate,  Currency and Stock Index Futures  Contracts.  The Portfolio may enter into interest rate, currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes  in  prevailing  levels  of  interest  rates,  currency  exchange  rates  or  stock  price  levels, respectively,  in order to establish more  definitely the effective  return on securities or currencies held or intended to be  acquired  by it. The  Portfolio's  hedging  may  include  sales of Futures as an offset  against the effect of expected increases in interest  rates,  and decreases in currency  exchange  rates and stock  prices,  and purchase of Futures as an offset  against the effect of expected  declines in interest  rates,  and  increases  in currency  exchange  rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures exchanges and are standardized as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and trading  thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or Futures will be purchased  to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid  secondary  market or the  imposition of price  limits,  it could incur  substantial  losses.  The  Portfolio  would continue  to be  subject  to market  risk with  respect  to the  position.  In  addition,  except in the case of  purchased options,  the  Portfolio  might be required to maintain  the  position  being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their risks is included in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract  is an  obligation,  usually  arranged  with a  commercial  bank or other currency  dealer,  to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make delivery of the currency at the maturity of the forward  contract.  The
Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward  contracts  varies with factors such as the currencies  involved, the length of the  contract  period and the market  conditions  then  prevailing.  Because  forward  contracts  are usually entered into on a principal  basis,  no fees or commissions are involved.  The use of forward  contracts does not eliminate fluctuations in the prices of the underlying  securities the Portfolio owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Strong  International  Equity  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

AST William Blair International Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio (formerly the AST Janus Overseas Growth Portfolio) is to seek long-term growth of capital.

Investment Policies:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures  contracts  positions and options on futures  contracts  written by the Portfolio  would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy,  and only pursuant to procedures  adopted,  by the  Sub-advisor  for monitoring the  creditworthiness  of those  entities.  To the extent that an option bought or written by the Portfolio in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Portfolio's  obligations  under an option  written  by the  Portfolio,  as the  case  may be,  will be  subject  to the  Portfolio's  limitation  on  illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  at a time  when  the  Sub-advisor  believes  it  would  be  advantageous  for the  Portfolio  to do so.  For a description of these  strategies and  instruments  and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar instruments.  Eurodollar instruments are
U.S.  dollar-denominated  futures  contracts  or options  thereon  which are linked to the London  Interbank  Offered  Rate
("LIBOR"), although foreign currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable  purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The
Portfolio  might use Eurodollar  futures  contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related  Products.  The Portfolio may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Portfolio's  obligations  over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or  high-grade  liquid assets having an aggregate net asset value at least equal to the accrued excess will be  maintained  in a segregated  account by the custodian of the  Portfolio.  If the  Portfolio  enters into an interest  rate swap on other than a net basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily basis of its  obligations  with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default  by the other  party to such a  transaction,  the  Portfolio  will have  contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells (i.e.,  writes)  caps and floors,  it will  segregate  cash or  high-grade  liquid  assets  having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations  with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its counterparty to collateralize  obligations under the swap. Under the documentation  currently used in those markets, the risk of loss with  respect to interest  rate swaps is limited to the net amount of the payments  that the  Portfolio is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Portfolio  would  risk the loss of the net amount of the  payments  that it  contractually  is  entitled  to  receive.  The
Portfolio  may buy and sell (i.e.,  write)  caps and floors  without  limitation,  subject to the  segregation  requirement described  above.  For an additional  discussion of these  strategies,  see this Statement  under "Certain Risk Factors and
Investment Methods."

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio will limit its aggregate investment  in a money  market fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step  Coupon  Securities.  The  Portfolio  may  invest  up to 10% of its  assets in zero-coupon,  pay-in-kind  and step coupon  securities.  For a discussion  of  zero-coupon  debt  securities  and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The  Portfolio  may  invest  in  various  types  of  pass-through  securities,  such as mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate  of interest in a pool of debt  obligations  that have been  repackaged by an  intermediary,  such as a bank or broker-dealer.  The  purchaser  of a  pass-through  security  receives  an  undivided  interest in the  underlying  pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Portfolio.  For an additional discussion of pass-through  securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are receipts  issued by an American bank or trust company  evidencing  ownership of underlying  securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S.  securities  markets.  Unsponsored ADRs may be created without the  participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the
ADR  facility,  whereas  foreign  issuers  typically  bear  certain  costs in a sponsored  ADR.  The bank or trust  company depositary of an  unsponsored  ADR may be under no obligation to distribute  shareholder  communications  received from the foreign issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts ("EDRs"), receipts issued by a European financial  institution  evidencing an arrangement  similar to that of ADRs, Global Depositary
Receipts ("GDRs") and in other similar  instruments  representing  securities of foreign  companies.  EDRs, in bearer form, are designed for use in European  securities  markets.  GDRs are securities  convertible into equity  securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income  producing  securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are similar to a put,  give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Portfolio will not invest more than 5% of its assets in inverse  floaters.  The
Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain cash to make additional  investments.  While a reverse repurchase  agreement is outstanding,  the Portfolio will maintain cash and  appropriate  liquid assets in a segregated  custodial  account to cover its obligation  under the agreement.  The Portfolio will enter into reverse  repurchase  agreements  only with parties that
Sub-advisor deems creditworthy.  For an additional description of these investment  techniques,  see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST William Blair International  Growth Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval:

         1.       The Portfolio  will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are  economically  tied to countries  other than the United States unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio will not (i) enter into any futures  contracts and related  options for purposes other than bona fide  hedging  transactions  within the meaning of CFTC  regulations  if the  aggregate  initial  margin and  premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide  hedging  transactions  will exceed 5% of the fair market  value of the  Portfolio's  net  assets,  after  taking into account  unrealized  profits and  unrealized  losses on any such  contracts  it has entered  into;  and (ii) enter into any futures  contracts if the aggregate amount of the Portfolio's  commitments under  outstanding  futures contracts  positions would exceed the market value of its total assets.

         3.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         4.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         5.       The Portfolio does not currently intend to purchase securities of other investment  companies,  except in compliance with the 1940 Act.

         6.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin, guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         7.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

         8.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general,  within the  restrictions  outlined  herein,  the Portfolio has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous under changing economic conditions.  It  will be the  Sub-advisor's  policy  to  retain  maximum  flexibility  in  management  without  restrictive provisions  as to the  proportion  of one or  another  class of  securities  that may be held,  subject  to the  investment restrictions  described  below.  It is the  Sub-advisor's  intention that the Portfolio  will  generally  consist of equity securities.  However,  the Sub-advisor  may invest the assets of the Portfolio in varying amounts in other  instruments and in senior securities,  such as bonds,  debentures,  preferred stocks and convertible  issues,  when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Foreign Currency  Transactions and Forward Contracts.  The Portfolio may conduct foreign currency  transactions on a spot basis (i.e.,  cash) or forward basis (i.e., by entering into forward currency exchange  contracts,  currency options and futures  transactions to purchase or sell foreign  currencies).  Although  foreign  exchange  dealers  generally do not charge a fee for such  transactions,  they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

         Forward  contracts are customized  transactions  that require a specific amount of a currency to be delivered at a specific  exchange rate on a specific date or range of dates in the future.  Forward  contracts are generally  traded in an interbank market directly between currency traders (usually larger  commercial  banks) and their customers.  The parties to a forward  contract  may agree to offset or  terminate  the  contract  before its  maturity,  or may hold the  contract  to maturity and complete the contemplated currency exchange.

         The following  summarizes  the principal  currency  management  strategies  for the  Portfolio  involving  forward contracts.  The Portfolio may also use swap agreements,  indexed securities,  and options and futures contracts relating to foreign currencies for the same purposes.

(1)      Settlement  Hedges or  Transaction  Hedges.  When the  Sub-advisor  wishes to lock in the U.S.  dollar  price of a
         ------------------------------------------
     foreign  currency  denominated  security when the  Portfolio is purchasing or selling the security,  the Portfolio may enter into a forward  contract to do so. This type of  currency  transaction,  often  called a  "settlement  hedge" or
     "transaction  hedge,"  protects the Portfolio  against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e.,  "settled).  Forward  contracts to purchase or sell a foreign  currency may also be used by the Portfolio in anticipation of future purchases or sales of securities  denominated in foreign  currency,  even if the specific  investments  have not yet been selected by the
     Sub-advisor.  This strategy is often referred to as "anticipatory hedging."

(2)      Position  Hedges.  When the  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer
         ----------------
     substantial  decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount  approximating the value of some or all of its portfolio  securities either denominated in, or whose value is tied to, such foreign  currency.  This use of a forward  contract is sometimes  referred to as a
     "position  hedge." For example,  if a Portfolio owned  securities  denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible  declines in the Euro's value.  This hedge would tend to offset  both  positive  and  negative  currency  fluctuations,  but would not tend to offset  changes in security values caused by other factors.

         The Portfolio could also hedge the position by entering into a forward contract to sell another currency  expected to perform  similarly to the currency in which the Portfolio's  existing  investments are denominated.  This type of hedge, often called a "proxy  hedge," could offer  advantages in terms of cost,  yield or  efficiency,  but may not hedge currency exposure as effectively as a simple  position  hedge against U.S.  dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The precise matching of forward contracts in the amounts and values of securities  involved generally would not be possible  because the future  values of such foreign  currencies  will change as a consequence  of market  movements in the values of those  securities  between the date the  forward  contract  is entered  into and the date it matures.  Predicting short-term  currency  market  movements is  extremely  difficult,  and the  successful  execution  of a short-term  hedging strategy is highly uncertain.  Normally,  consideration of the prospect for currency parities will be incorporated into the long-term  investment  decisions  made with  respect  to  overall  diversification  strategies.  However,  the  Sub-advisor believes  that it is important  to have  flexibility  to enter into such  forward  contracts  when it  determines  that the
Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate the  obligation to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency trader  obligating the Portfolio to purchase,  on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute  precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional  foreign currency on the spot market  (and bear the expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency the  Portfolio  is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign currency the Portfolio is obligated to deliver.

(3)      Shifting Currency Exposure.  The Portfolio may also enter into forward contracts to shift its investment  exposure
         --------------------------
     from one currency into another.  This may include  shifting  exposure from U.S. dollars to foreign  currency,  or from one foreign  currency to another  foreign  currency.  This strategy  tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased,  much as if the Portfolio had sold a security  denominated in one currency and purchased an  equivalent  security  denominated  in another  currency.  For example,  if the  Sub-advisor believes  that the U.S.  dollar may suffer a  substantial  decline  against  the Euro,  it could  enter into a forward contract to  purchase  Euros for a fixed  amount of U.S.  dollars.  This  transaction  would  protect  against  losses resulting  from a decline  in the value of the U.S.  dollar,  but would  cause  the  Portfolio  to assume  the risk of fluctuations in the value of the Euro.

         Successful use of currency  management  strategies will depend on the  Sub-advisor's  skill in analyzing  currency values.  Currency  management  strategies  may  substantially  change the  Portfolio's  investment  exposure  to changes in currency  rates and could result in losses to the Portfolio if currencies  do not perform as the  Sub-advisor  anticipates.
For example,  if a currency's  value rose at a time when the  Sub-advisor  hedged the  Portfolio by selling the currency in exchange  for U.S.  dollars,  the  Portfolio  would not  participate  in the  currency's  appreciation.  Similarly,  if the
Sub-advisor  increases the  Portfolio's  exposure to a currency and that  currency's  value  declines,  the Portfolio  will sustain a loss.  There is no  assurance  that the  Sub-advisor's  use of foreign  currency  management  strategies  will be advantageous to the Portfolio or that they will hedge at appropriate times.

         The Portfolio will cover outstanding forward contracts by maintaining liquid portfolio securities  denominated in, or whose value is tied to, the  currency  underlying  the forward  contract or the  currency  being  hedged.  To the extent that the  Portfolio  is not able to cover  its  forward  currency  positions  with  underlying  portfolio  securities,  the
Portfolio's  custodian  will  segregate  cash or other liquid assets  having a value equal to the  aggregate  amount of the
Portfolio's  commitments  under  forward  contracts  entered into with respect to position  hedges,  settlement  hedges and anticipatory hedges.

         For an additional  discussion of foreign currency  contracts and forward contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the  Portfolio  may invest in  securities  that are  commonly  referred  to as  "derivative"  securities.  Certain derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative  securities  whose value or  performance  is linked to other equity  securities  (such as depositary  receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Portfolio  may enter into futures  contracts,  options or options on futures  contracts.
The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.  Generally,  futures transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures and options  strategies,  such as selling  futures,  buying puts and  writing  calls,  hedge the  Portfolio's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although  other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts  may be a more  effective  means of  hedging  this  exposure.  While the  Portfolio  will pay  brokerage commissions  in  connection  with  opening and closing out futures  positions,  these costs are lower than the  transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions based on securities indices that are consistent with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond Buyer Index of Municipal
Bonds for fixed  income  funds,  or the S&P 500 Index for equity  funds.  The  Portfolio  also may  engage in  futures  and options  transactions based on specific  securities,  such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity  Exchange Act by the CFTC, a
U.S. government agency.

         Unlike when the  Portfolio  purchases  or sells a bond,  no price is paid or received  by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required to deposit an amount of cash or  securities equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as initial  margin.  The margin deposit is intended to assure completion of the contract  (delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery date.  Minimum  initial  margin  requirements  are  established by the futures exchanges and may be revised.  In addition,  brokers may establish  margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the  margin  account is not  income  producing.  Subsequent  payments,  called  variation margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods."  The  Sub-advisor  will seek to minimize  these risks by limiting  the  contracts  entered  into on behalf of the
Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The  Portfolio can  terminate  its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the  option.  While the  receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to participate in a price increase on the underlying  instrument.  If the Portfolio were to engage in options transactions,  it would own the futures contract at the time a call were written and would keep the contract  open until the  obligation  to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Portfolio.  In addition,  financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total  assets in the  securities  of issuers  with less than a three-year operating history. The Sub-advisor will consider periods of capital formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin amount  established  by the Board of Governors of the Federal  Reserve.  If the  Portfolio  engages in a short sale the  collateral  account  will be  maintained  by the  Portfolio's  custodian.  While the short sale is open the
Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible  into or exchangeable  for such equivalent securities at no additional cost.  These securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short  position.  The  extent to which  such gains or losses are  reduced  would depend  upon the amount of the  security  sold short  relative  to the amount  the  Portfolio  owns.  There will be certain additional  transaction  costs  associated  with short sales,  but the  Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign  Debt  Obligations.  The  Portfolio  may purchase  sovereign  debt  instruments  issued or guaranteed by foreign  governments or their agencies,  including debt of emerging market countries.  Sovereign debt may be in the form of conventional  securities  or other  types of debt  instruments  such as loans  or loan  participations.  Sovereign  debt of developing  countries may involve a high degree of risk and may present a risk of default or  renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security whenever the Sub-advisor  believes it will contribute to the stated  objective of the  Portfolio,  even if the same  security has only recently  been sold.  The  Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the  Sub-advisor  believes that such security is not fulfilling its purpose,  either  because,  among other things,  it did not live up to the  Sub-advisor's  expectations,  or because it may be replaced with another security holding greater promise,  or because it has reached its optimum  potential,  or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in security prices is  anticipated,  the Portfolio may decrease or eliminate  entirely its equity  position  and  increase  its cash  position,  and when a rise in price levels is  anticipated,  the  Portfolio  may increase its equity  position and decrease its cash  position.  However,  it should be expected  that the  Portfolio  will, under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions  are  based on the  anticipated  contribution  of the  security  in  question  to the
Portfolio's  objectives,  the rate of portfolio  turnover is irrelevant when the Sub-advisor  believes a change is in order to achieve  those  objectives,  and the  Portfolio's  annual  portfolio  turnover  rate  cannot be  anticipated  and may be comparatively  high.  Since the  Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment decisions,  (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low,  and (2) the  portfolio  turnover  rates should not be  considered  as a  representation  of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST American Century  International Growth Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other  securities has the right to obtain securities  equivalent in kind and amount to the securities sold);  however, the Portfolio may make margin  deposits in connection with the use of any financial  instrument or any  transaction in securities  permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

AST DeAM International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Options On Stock  Indices and Stocks.  An option is a right to buy or sell a security at a specified  price within a  limited  period  of time.  The  Portfolio  may  write  ("sell")  covered  call  options  on any or all of its  portfolio securities.  In addition,  the Portfolio may purchase  options on securities.  The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio  securities and at such time and from time to time as the  Sub-advisor  shall  determine to be  appropriate.  No specified  percentage  of the  Portfolio's  assets is invested in  securities  with  respect to which  options  may be  written.  The extent of the  Portfolio's  option  writing activities  will vary from time to time  depending  upon the  Sub-advisor's  evaluation  of market,  economic  and monetary conditions.

         When the  Portfolio  purchases a security  with respect to which it intends to write an option,  it is likely that the  option  will be  written  concurrently  with or  shortly  after  purchase.  The  Portfolio  will  write an option on a particular  security only if the Sub-advisor  believes that a liquid secondary market will exist on an exchange for options of the same  series,  which  will  permit the  Portfolio  to enter into a closing  purchase  transaction  and close out its position.  If the  Portfolio  desires to sell a  particular  security on which it has  written an option,  it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing  purchase  transactions  to reduce the percentage of its assets against which options are written,  to realize a profit on a previously  written  option,  or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have  expiration  dates between three and nine months from the date written.  The  exercise  prices of options may be below,  equal to or above the  current  market  values of the  underlying securities at the times the options are written.  From time to time for tax and other  reasons,  the Portfolio may purchase an underlying  security for delivery in accordance  with an exercise  notice  assigned to it, rather than  delivering  such security from its portfolio.

         A stock index  measures  the  movement of a certain  group of stocks by  assigning  relative  values to the stocks included in the index.  The Portfolio  purchases put options on stock indices to protect the portfolio  against  decline in value.  The  Portfolio  purchases  call  options on stock  indices to  establish  a position  in  equities  as a  temporary substitute  for  purchasing  individual  stocks that then may be acquired  over the option  period in a manner  designed to minimize  adverse  price  movements.  Purchasing  put and call  options on stock  indices  also  permits  greater  time for evaluation  of  investment  alternatives.  When the  Sub-advisor  believes  that the trend of stock prices may be downward, particularly  for a short period of time,  the purchase of put options on stock indices may eliminate the need to sell less liquid  stocks and possibly  repurchase  them later.  The purpose of these  transactions  is not to generate  gain,  but to
"hedge" against  possible loss.  Therefore,  successful  hedging  activity will not produce net gain to the Portfolio.  Any gain in the price of a call option is likely to be offset by higher prices the  Portfolio  must pay in rising  markets,  as cash  reserves  are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         Transactions  in options are subject to  limitations,  established by each of the exchanges upon which options are traded,  governing the maximum  number of options  which may be written or held by a single  investor or group of investors acting in concert,  regardless  of whether the options are held in one or more  accounts.  Thus,  the number of options the
Portfolio may hold may be affected by options held by other  advisory  clients of the  Sub-advisor.  As of the date of this
Statement,  the  Sub-advisor  believes  that these  limitations  will not affect the purchase of stock index options by the
Portfolio.

         One  risk of  holding  a put or a call  option  is that if the  option  is not  sold  or  exercised  prior  to its expiration,  it becomes  worthless.  However,  this risk is limited to the premium  paid by the  Portfolio.  Other risks of purchasing  options include the possibility  that a liquid  secondary market may not exist at a time when the Portfolio may wish to close out an option  position.  It is also  possible  that trading in options on stock indices might be halted at a time when the securities  markets  generally were to remain open. In cases where the market value of an issue  supporting a covered  call  option  exceeds  the  strike  price  plus the  premium  on the call,  the  Portfolio  will lose the right to appreciation  of the stock for the duration of the option.  For an  additional  discussion  of options on stock indices and stocks and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures  Contracts.  The Portfolio may enter into futures  contracts  (or options  thereon) for hedging  purposes.
U.S.  futures  contracts are traded on exchanges which have been  designated  "contract  markets" by the Commodity  Futures
Trading Commission  ("CFTC") and must be executed through a futures commission  merchant (an "FCM") or brokerage firm which is a member  of the  relevant  contract  market.  Although  futures  contracts  by their  terms  call for the  delivery  or acquisition of the  underlying  commodities  or a cash payment based on the value of the  underlying  commodities,  in most cases  the  contractual  obligation  is offset  before  the  delivery  date of the  contract  by  buying,  in the case of a contractual  obligation to sell, or selling, in the case of a contractual  obligation to buy, an identical futures contract on a commodities exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

         The  acquisition  or sale of a futures  contract  could occur,  for example,  if the Portfolio  held or considered purchasing  equity  securities  and sought to protect  itself from  fluctuations  in prices without buying or selling those securities.  For example,  if prices were expected to decrease,  the Portfolio  could sell equity index futures  contracts, thereby  hoping to offset a  potential  decline  in the value of equity  securities  in the  portfolio  by a  corresponding increase in the value of the futures  contract  position  held by the  Portfolio and thereby  prevent the  Portfolio's  net asset value from declining as much as it otherwise  would have. The Portfolio also could protect  against  potential  price declines by selling portfolio  securities and investing in money market instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures  contracts as an  investment  technique  would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities  are  expected to  increase,  futures  contracts  could be bought to attempt  to hedge  against  the  possibility  of having to buy  equity  securities  at higher  prices.  This  technique  is sometimes known as an anticipatory  hedge.  Since the  fluctuations in the value of futures  contracts should be similar to those of equity  securities,  the Portfolio  could take advantage of the potential  rise in the value of equity  securities without  buying them until the market had  stabilized.  At that time,  the futures  contracts  could be liquidated  and the
Portfolio could buy equity securities on the cash market.

         The  Portfolio may also enter into interest rate and foreign  currency  futures  contracts.  Interest rate futures contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury
Notes,  Government National Mortgage Association modified  pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank  certificates  of deposit and  commercial  paper.  Foreign  currency  futures  contracts  currently  are traded on the
British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions,  whether long, short or a combination thereof, enter into futures and options  thereon for which the  aggregate  initial  margins and  premiums  exceed 5% of the fair market  value of its total assets after taking into account  unrealized  profits and losses on options  entered into. In the case of an option that is
"in-the-money,"  the  in-the-money  amount may be  excluded in  computing  such 5%. In general a call option on a future is
"in-the-money"  if the value of the future exceeds the exercise  ("strike")  price of the call; a put option on a future is
"in-the-money"  if the value of the future  which is the subject of the put is exceeded by the strike price of the put. The
Portfolio may use futures and options  thereon solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which  are  used  as part of the  Portfolio's  strategies  and are  incidental  to its  activities  in the underlying cash market,  the "underlying  commodity  value" of the Portfolio's  futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable  manner,  or short-term U.S. debt obligations or other  dollar-denominated high-quality,  short-term money instruments so set aside,  plus sums deposited on margin;  (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission  merchant.  The "underlying  commodity value" of a future is computed by multiplying the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the  Portfolio  purchases or sells a security,  no price is paid or received by the
Portfolio upon the purchase or sale of a futures  contract.  Instead,  the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying  securities  (currently U.S.  Treasury bills),  currently in a minimum amount of $15,000.  This is called  "initial  margin." Such initial  margin is in the nature of a  performance  bond or good faith deposit on the  contract.  However,  since  losses on open  contracts  are  required to be reflected in cash in the form of variation margin payments,  the Portfolio may be required to make additional  payments during the term of a contract to its broker.  Such  payments  would be  required,  for example,  where,  during the term of an interest  rate  futures  contract purchased by the Portfolio,  there was a general  increase in interest  rates,  thereby making the  Portfolio's  securities less  valuable.  In all instances  involving the purchase of financial  futures  contracts by the  Portfolio,  an amount of cash  together  with such other  securities  as  permitted by  applicable  regulatory  authorities  to be utilized for such purpose,  at least equal to the market value of the future  contracts,  will be deposited in a segregated  account with the
Portfolio's  custodian to  collateralize  the  position.  At any time prior to the  expiration of a futures  contract,  the
Portfolio may elect to close its position by taking an opposite  position  which will operate to terminate the  Portfolio's position in the futures contract.

         Because futures  contracts are generally  settled within a day from the date they are closed out,  compared with a settlement period of three business days for most types of securities,  the futures markets can provide superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid  secondary  market will exist for any particular futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures  contracts  and may halt  trading if a  contract's  price moves  upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be impossible  for the Portfolio to enter into new positions or close out existing  positions.  If the secondary  market for a futures contract were not liquid because of price  fluctuation  limits or  otherwise,  the  Portfolio  would not promptly be able to  liquidate  unfavorable futures  positions  and  potentially  could be required to continue to hold a futures  position  until the  delivery  date, regardless  of changes  in its  value.  As a result,  the  Portfolio's  access to other  assets  held to cover its  futures positions also could be impaired.  For an additional  discussion of futures  contracts and certain risks involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The  Portfolio may purchase put and call options on futures  contracts.  An option on a futures  contract  provides  the  holder  with the right to enter into a "long"  position  in the  underlying  futures contract,  in the case of a call option,  or a "short" position in the underlying  futures  contract,  in the case of a put option,  at a fixed  exercise  price to a stated  expiration  date.  Upon exercise of the option by the holder,  a contract market  clearing  house  establishes a  corresponding  short  position for the writer of the option,  in the case of a call option,  or a  corresponding  long  position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks  associated  with the trading of futures  contracts,  such as payment of variation margin deposits.

         A position in an option on a futures  contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase  or sale of an option of the same  series  (i.e.,  the same  exercise  price and  expiration  date) as the  option previously  purchased or sold. The  difference  between the premiums paid and received  represents  the trader's  profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security,  becomes worthless to the holder when it expires.  Upon exercise of an option,  the exchange or contract  market  clearing  house assigns  exercise  notices on a random basis to those of its members  which have written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving  such notices then assigns them on a random basis to those of its  customers  which have written options  of the same  series  and  expiration  date.  A writer  therefore  has no control  over  whether an option  will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures  contract is similar in some  respects to the purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending on the pricing of the option  compared to either the price of the futures  contract upon which it is based or the price of the  underlying  instrument,  ownership of the option may or may not be less risky than  ownership of the futures  contract or the underlying  instrument.  As with the  purchase  of futures  contracts,  when the  Portfolio  is not fully  invested  it could buy a call option on a futures contract  to hedge  against a market  advance.  The  purchase  of a put  option on a futures  contract  is  similar in some respects to the purchase of protective put options on portfolio  securities.  For example,  the Portfolio  would be able to buy a put option on a futures  contract  to hedge the  Portfolio  against  the risk of falling  prices.  For an  additional discussion  of options on futures  contracts  and  certain  risks  involved  therein,  see this  Statement  and the Trust's
Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign  currencies would be utilized.  For example,  a decline in the U.S.
dollar value of a foreign  currency in which  portfolio  securities are  denominated  would reduce the U.S. dollar value of such  securities,  even if their  value in the  foreign  currency  remained  constant.  In order to  protect  against  such diminutions  in the value of portfolio  securities,  the Portfolio  could buy put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  would have the right to sell such  currency  for a fixed  amount in U.S.
dollars and would thereby  offset,  in whole or in part, the adverse  effect on the Portfolio  which  otherwise  would have resulted.  Conversely,  when a rise is projected in the U.S. dollar value of a currency in which  securities to be acquired are  denominated,  thereby  increasing  the cost of such  securities,  the Portfolio  could buy call options  thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign  currencies  traded on  national  securities  exchanges  are  within  the  jurisdiction  of the
Securities and Exchange  Commission (the "SEC"),  as are other securities  traded on such exchanges.  As a result,  many of the  protections  provided to traders on organized  exchanges  will be  available  with  respect to such  transactions.  In particular,  all  foreign  currency  option  positions  entered  into on a national  securities  exchange  are  cleared and guaranteed by the Options Clearing  Corporation  ("OCC"),  thereby reducing the risk of counterparty  default.  Further,  a liquid  secondary  market in options  traded on a national  securities  exchange may be more readily  available than in the over-the-counter  market,  potentially  permitting  the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  however,  is subject to the risks of the availability  of a liquid  secondary  market  described  above, as well as the risks  regarding  adverse market  movements, margining  of  options  written,  the  nature  of the  foreign  currency  market,  possible  intervention  by  governmental authorities,  and the effects of other  political  and economic  events.  In addition,  exchange-traded  options on foreign currencies  involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The successful use of the investment  practices described above with respect to futures  contracts,  options on futures  contracts,  and options on  securities  indices,  securities,  and foreign  currencies draws upon skills and experience which are different from those needed to select the other  instruments in which the Portfolio  invests.  Should  interest or exchange rates or the prices of securities or financial  indices move in an unexpected  manner,  the Portfolio may not achieve the desired  benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price  fluctuation  limits with respect to options on currencies and negotiated or  over-the-counter  instruments,  and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition,  the  correlation  between  movements in the price of the  securities  and  currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's  ability to dispose of its positions in the foregoing  instruments will depend on the availability of liquid markets in the  instruments.  Markets in a number of the instruments are relatively new and still  developing and it is impossible to predict the amount of trading  interest that may exist in those  instruments in the future.  Particular risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Portfolio as the possible  loss of the entire  premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain  instruments  to avoid adverse tax  consequences.  As a result,  no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S.  Government  securities,  futures contracts,  options on futures contracts,  forward contracts  and  options  on  foreign  currencies  may be  traded on  foreign  exchanges  and  over-the-counter  in  foreign countries.  Such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of foreign  currencies  or  securities.  The value of such  positions  also could be affected  adversely by (i) other  complex foreign  political  and  economic  factors,  (ii) lesser  availability  than in the United  States of data on which to make trading  decisions,  (iii) delays in the  Portfolio's  ability to act upon  economic  events  occurring in foreign  markets during  nonbusiness  hours in the United  States,  (iv) the  imposition  of  different  exercise and  settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading volume.  For an additional  discussion of certain  risks  involved in  investing in futures and  options,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments in foreign  countries  involve certain risks which are not typically  associated with U.S.  investments.  For a discussion  of certain  risks  involved in foreign  investing,  see this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts  for  Purchase or Sale of Foreign  Currencies.  The  Portfolio  generally  conducts its foreign currency  exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign exchange currency market.  When the Portfolio  purchases or sells a security  denominated in a foreign currency,  it may enter into a forward foreign currency contract  ("forward  contract") for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign currency  involved in the underlying  security  transaction.  A forward contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price set at the time of the  contract.  The  Portfolio  generally  will not enter into forward contracts with a term greater than one year. In this manner,  the Portfolio may obtain  protection  against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the foreign  currency during the period between the date the  security is  purchased or sold and the date upon which  payment is made or  received.  Although  such contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which might result should the value of such currency  increase.  The Portfolio  will not speculate in forward contracts.

         Forward  contracts are traded in the interbank market  conducted  directly between currency traders (usually large commercial  banks) and their  customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the  difference  between the prices at which they buy and sell  various  currencies.  When the  Sub-advisor believes that the currency of a particular  foreign  country may suffer a substantial  decline  against the U.S. dollar (or sometimes against another  currency),  the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency  amount,  foreign currency  approximating  the value of some or all of the Portfolio's  securities  denominated in that currency.  In addition,  the Portfolio may engage in "proxy-hedging,"  i.e., entering into forward contracts to sell a different  foreign currency than the one in which the underlying  investments are denominated with the expectation that the value of the hedged  currency will correlate with the value of the underlying  currency.  The Portfolio will not enter into forward  contracts or maintain a net exposure to such contracts  where the  fulfillment of the contracts  would require the
Portfolio to deliver an amount of foreign  currency or a proxy currency in excess of the value of its portfolio  securities or other assets  denominated  in the currency  being  hedged.  Forward  contracts  may,  from time to time,  be  considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign  currency,  the Portfolio may either make delivery of the foreign  currency or terminate its  contractual  obligation to deliver the foreign  currency by purchasing an offsetting  contract  obligating it to purchase,  at the same maturity  date,  the same amount of the foreign currency.  If the Portfolio  chooses to make delivery of the foreign  currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated  in such currency or through  conversion of other  Portfolio  assets into such currency.

         Dealings in forward  contracts by the Portfolio will be limited to the  transactions  described  above. Of course, the Portfolio is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so  unless  deemed  appropriate  by the  Sub-advisor.  It also  should  be  realized  that  this  method of protecting  the value of the  Portfolio's  securities  against a decline  in the  value of a  currency  does not  eliminate fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange which can be achieved at some future point in time.  Additionally,  although such  contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential gain which might result should the value of such currency  increase.  For an additional  discussion of forward  foreign  currency  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  That Are Not Readily  Marketable.  The  Portfolio may invest up to 15% of the value of its net assets, measured at the time of  investment,  in  investments  that are not readily  marketable.  As security which is not "readily marketable"  is generally  considered to be a security that cannot be disposed of within seven days in the ordinary  course of  business  at  approximately  the amount at which it is valued.  The  Portfolio  may  invest in  restricted  securities, subject to the foregoing 15%  limitation.  "Restricted"  securities  generally  include  securities that are not registered under the  Securities  Act of 1933 (the "1933  Act") and are  subject to legal or  contractual  restrictions  upon  resale.
Restricted securities  nevertheless may be "readily marketable" and can often be sold in privately negotiated  transactions or in a registered public offering.

         The Portfolio may not be able to dispose of a security that is not "readily  marketable" at the time desired or at a reasonable  price.  In addition,  in order to resell such a security,  the  Portfolio  might have to bear the expense and incur the delays associated with effecting  registration.  In purchasing such securities,  the Portfolio does not intend to engage in underwriting  activities,  except to the extent the Portfolio may be deemed to be a statutory  underwriter  under the 1933 Act in disposing of such securities.

         Rule 144A  Securities.  In recent years, a large  institutional  market has developed for certain  securities that are not registered under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general public, but instead will often depend on an efficient  institutional  market in which such unregistered  securities can  readily  be resold or on an  issuer's  ability  to honor a demand for  repayment.  Therefore,  the fact that there are contractual  or legal  restrictions  on resale to the general  public or certain  institutions  is not  dispositive  of the liquidity or such investments.

         Rule 144A under the 1933 Act,  establishes  a "safe harbor" from the  registration  of the 1933 Act for resales of certain  securities to qualified  institutional  buyers.  The Portfolio may invest in Rule 144A  securities that may or may not be readily  marketable.  Rule 144A  securities  are readily  marketable  if  institutional  markets for the  securities develop  pursuant  to Rule 144A that  provide  both  readily  ascertainable  values for the  securities  and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However,  an insufficient  number of qualified institutional  buyers  interested  in purchasing a Rule 144A  security  held by the  Portfolio  could affect  adversely the marketability of the security.  In such an instance,  the Portfolio might be unable to dispose of the security  promptly or at reasonable prices.

         Lower-Rated  or  Unrated  Fixed-Income  Securities.  The  Portfolio  may  invest up to 5% of its  total  assets in fixed-income  securities  which are  unrated or are rated  below  investment  grade  either at the time of purchase or as a result of reduction in rating after  purchase.  (This  limitation  does not apply to  convertible  securities and preferred stocks.)  Investments  in  lower-rated  or unrated  securities  are  generally  considered  to be of high risk.  These debt securities,  commonly  referred to as junk bonds, are generally  subject to two kinds of risk, credit risk and market risk.
Credit risk relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due. The ratings given a security by Moody's Investors Service,  Inc.  ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk.  For a description  of securities  ratings,  see the Appendix to this  Statement.  The lower the rating given a security by a rating service,  the greater the credit risk such rating service  perceives to exist with  respect to the  security.  Increasing  the  amount of the  Portfolio's  assets  invested  in  unrated or lower  grade securities,  while  intended to increase the yield  produced by those  assets,  will also  increase the risk to which those assets are subject.

         Market  risk  relates  to the fact that the  market  values of debt  securities  in which  the  Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of such  securities,  whereas a decline in interest rates will tend to increase their values.  Medium and lower-rated  securities (Baa or BBB and lower) and non-rated  securities of comparable  quality tend to be subject to wider fluctuations in yields and market values than higher rated  securities and may have speculative  characteristics.  In order to decrease the risk in investing in debt  securities,  in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P.  Of course,  relying in part on ratings  assigned by credit  agencies  in making  investments will not protect the Portfolio from the risk that the  securities in which they invest will decline in value,  since credit ratings represent evaluations of the safety of principal,  dividend, and interest payments on debt securities,  and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because  investment  in medium and  lower-rated  securities  involves  greater  credit  risk,  achievement  of the
Portfolio's  investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such  securities.  In addition,  the share price and yield of the Portfolio  may fluctuate  more than in the case of funds investing in higher quality,  shorter term securities.  Moreover,  a significant  economic downturn or major increase in interest rates may result in issuers of lower-rated  securities  experiencing increased financial stress, which would adversely affect their ability to service their principal,  dividend, and interest obligations,  meet projected business goals, and obtain  additional  financing.  In this regard, it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has  experienced  economic  downturns in recent years,  this market has involved a significant  increase in the use of high yield debt securities to fund highly  leveraged corporate  acquisitions and restructurings.  Past experience may not,  therefore,  provide an accurate indication of future performance of the high yield debt  securities  market,  particularly  during periods of economic  recession.  Furthermore, expenses  incurred in  recovering an investment in a defaulted  security may  adversely  affect the  Portfolio's  net asset value.  Finally,  while the  Sub-advisor  attempts to limit  purchases of medium and  lower-rated  securities to securities having an established  secondary  market,  the secondary  market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such  securities may adversely  affect the market  price of, and  ability of the  Portfolio  to value,  particular  securities  at certain  times,  thereby  making it difficult  to make  specific  valuation  determinations.  The  Portfolio  does not  invest in any  medium  and  lower-rated securities  which present  special tax  consequences,  such as zero-coupon  bonds or pay-in-kind  bonds.  For an additional discussion of certain risks  involved in  lower-rated  securities,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         The  Sub-advisor  seeks  to  reduce  the  overall  risks  associated  with  the  Portfolio's  investments  through diversification  and  consideration of factors  affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding  the degree of success  that will be  achieved  in this  regard or that the  Portfolio  will achieve its investment objective.

         Convertible  Securities.  The  Portfolio may buy  securities  convertible  into common stock if, for example,  the
Sub-advisor  believes  that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities eligible for purchase include  convertible bonds,  convertible  preferred stocks, and warrants.  A warrant is an instrument issued by a corporation  which gives the holder the right to subscribe to a specific  amount of the  corporation's  capital stock at a set price for a specified period of time.  Warrants do not represent  ownership of the securities,  but only the right to buy the  securities.  The  prices of  warrants  do not  necessarily  move  parallel  to the  prices of  underlying securities.  Warrants may be considered  speculative  in that they have no voting  rights,  pay no  dividends,  and have no rights with  respect to the assets of a  corporation  issuing  them.  Warrant  positions  will not be used to increase  the leverage of the Portfolio;  consequently,  warrant positions are generally  accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in U.S.
government  obligations,  commercial paper, bank obligations,  repurchase  agreements,  negotiable U.S.  dollar-denominated obligations  of domestic  and  foreign  branches  of U.S.  depository  institutions,  U.S.  branches of foreign  depository institutions,  and foreign depository  institutions,  in cash, or in other cash equivalents,  if the Sub-advisor determines it to be appropriate for purposes of enhancing  liquidity or preserving  capital in light of prevailing  market or economic conditions.  U.S.  government  obligations  include Treasury bills,  notes and bonds, and issues of United States agencies, authorities  and  instrumentalities.  Some  government  obligations,  such  as  Government  National  Mortgage  Association pass-through  certificates,  are supported by the full faith and credit of the United States Treasury.  Other  obligations, such as  securities  of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow from the United
States Treasury;  and others, such as bonds issued by Federal National Mortgage  Association (a private  corporation),  are supported  only by the credit of the agency,  authority or  instrumentality.  The Portfolio  also may invest in obligations issued by the  International  Bank for  Reconstruction  and  Development  (IBRD or "World Bank").  For more  information on mortgage-backed  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST DeAM International Equity Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest  more  than  15% of the  market  value of its net  assets  in  securities  which  are not  readily marketable, including repurchase agreements maturing in over seven days;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         4.       Invest in companies for the purpose of exercising control or management.

         5.       Purchase any  securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and  provided  that margin  payments and other  deposits in connection  with  transactions  in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         6.       Sell securities short.

         In addition,  in periods of uncertain  market and economic  conditions,  as  determined  by the  Sub-advisor,  the
Portfolio  may depart from its basic  investment  objective  and assume a defensive  position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction is adhered to at the time of  investment,  a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S. Government  Securities.  The Portfolio may invest in U.S. Government  securities  including (i) U.S. Treasury obligations,  all of which  are  backed by the full  faith  and  credit  of the U.S.  Government  and (ii) U.S.  Government securities,  some of which  are  backed by the full  faith  and  credit of the U.S.  Treasury,  e.g.,  direct  pass-through certificates of the Government National Mortgage Association  ("GNMA");  some of which are backed only by the credit of the issuer  itself,  e.g.,  obligations  of the Student  Loan  Marketing  Association;  and some of which are  supported by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations,  e.g.,  obligations  of the Federal
National Mortgage Association ("FNMA").

         U.S. Government securities also include interest in trust or other entities representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity  Securities.  The Portfolio may invest in all types of equity securities,  including the following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.   The  Portfolio  may  invest  in  dollar-denominated   and  non-dollar  denominated  foreign
securities.  Investing in securities of foreign issuers generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary
Receipts  ("GDRs") and other types of depositary  receipts.  ADRs are  certificates by a U.S.  depository  (usually a bank)
and  represent  a  specified  quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as collateral.  GDRs and other types of  depositary  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by either a foreign  or a U.S.  company.  For the  purposes  of the
Portfolio's  policy to invest a certain  percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depositary  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of
ADR.  Although the U.S.  investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as  potential  currency  exchange and other  difficulties.  The  Portfolio may purchase  securities  in local markets and direct  delivery of these shares to the local depositary of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not  subject  to the same  reporting requirements  in the United States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields of certain of the  securities  in the  Portfolio's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently over the history of certain emerging markets and could adversely affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations  in the currencies in which a Portfolio's  portfolio  securities are  denominated  may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets, as a result of which trading of  securities  may cease or may be  substantially  curtailed  and prices for the  Portfolio's  securities  in such markets may not be readily  available.  The Portfolio  may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC. If market prices are not readily  available,  the  Portfolio's  securities in the  affected  markets  will be valued at fair value  determined  in good faith by or under the  direction  of the Board of
Trustee.

         Withholding.  Income from  securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio  makes its  investments.  The Portfolio's net asset  value may also be  affected  by changes  in the rates or  methods of  taxation  applicable  to the  Portfolio  or to entities in which the Portfolio has invested.  The Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended  investments  from  fluctuations  in currency  exchange  rates) as well as for  non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The  Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which presents  greater  profit  potential  but also involves  increased  risk.  For example,  the Portfolio may purchase a given foreign  currency  through a Forward  Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency is expected to rise relative to the U.S.  dollar.  Conversely,  the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices or foreign currencies or commodities.
The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal  bond indices and any other indices of foreign or domestic  fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended  stock  investments  from broad  fluctuations  in stock  prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the
Portfolio's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio securities  may be  offset,  in whole or in  part,  by gains on the  futures  position.  When the  Portfolio  is not  fully invested in the securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of  securities  that the
Portfolio  intends to purchase.  As such purchases are made, the  corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these  transactions,  the Portfolio  will purchase such  securities  upon termination  of the futures  position,  but under  unusual  market  conditions,  a long futures  position may be terminated without a related purchase of securities.

         The  Portfolio  may purchase and sell foreign  currency  futures  contracts  for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates. Such fluctuations  could reduce
the  dollar  value  of  portfolio  securities   denominated  in  foreign  currencies,   or  increase  the  dollar  cost  of
foreign-denominated  securities, or increase the dollar cost of foreign-denominated  securities to be acquired, even if the value of such  securities  in the  currencies  in which they are  denominated  remains  constant.  The  Portfolio  may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated  in such  currency and it anticipates  a decline in the value of such  currency  relative  to the  dollar.  In the event  such  decline  occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated  securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Portfolio purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further  information  on Futures  Contracts,  see this  Statement  under  "Certain Risk Factors and Investment
Methods."

         Investment in Other Investment Companies.  The Portfolio may invest in other investment companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described  below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and  non-hedging  purposes  in a manner  similar  to that in which  Futures  Contracts  on foreign  currencies,  or Forward
Contracts,  will be  utilized.  For  example,  where a rise in the dollar  value of a currency  in which  securities  to be acquired are  denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options  thereon.  The purchase of such options could offset,  at least partially,  the effect of the adverse  movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Portfolio to hedge such  increased cost up to the amount of the premium.  Foreign  currency  options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts may be traded on foreign  exchanges.  The  Portfolio  may cover the  writing of call  Options on  Futures  Contracts  (a)  through purchases of the underlying  Futures  Contract,  (b) through  ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures Contract and in the same principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the Portfolio  owns liquid and unencumbered  assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a)
through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the  security  or index  underlying  the  Futures  Contract,  or (c)  through the holding of a put on the same
Futures  Contract  and in the same  principal  amount as the put written  where the  exercise  price of the put held (i) is equal to or greater  than the exercise  price of the put written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the  Portfolio,  the Portfolio  will be required to sell the  underlying  Futures  Contract which,  if the  Portfolio has covered its  obligation  through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put  Option on a Futures  Contract  written  by the  Portfolio  is  exercised,  the
Portfolio will be required to purchase the underlying  Futures  Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written  by the  Portfolio  may also be  covered  in such  other  manner  as may be in  accordance  with the requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded,  and applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit the  Portfolio  to write  another  put option to the extent  that the  Portfolio  owns liquid and unencumbered  assets. Such transactions  permit the Portfolio to generate additional premium income,  which will partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be acquired.
Also,  effecting a closing  transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other  investments  of the  Portfolio,  provided  that another  option on such security is not written.  If the  Portfolio  desires  to sell a  particular  security  from its  portfolio  on which it has  written a call option,  it will effect a closing  transaction  in connection  with the option prior to or concurrent  with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the  Portfolio may purchase a security  and then  write a call  option  against  that  security.  The  exercise  price of the call  option the
Portfolio  determines  to write will depend upon the  expected  price  movement of the  underlying  security.  The exercise price of a call option may be below ("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected that the premiums  received from writing the call option plus the appreciation in the market price of the underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the  underlying  security  alone.  If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised  and the price of the  underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will expire worthless and the Portfolio's  gain will be limited to the premium  received,  less related  transaction costs.  If the market price of the underlying  security  declines or otherwise is below the exercise  price,  the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise price;  the Portfolio's  return will be the premium  received from the put option  minus the amount by which the market price of the  security is below the  exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put  options  may be used by the  Portfolio  in the same  market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation to sell and  purchase  the same  security in the event that one of the options is  exercised.  If the price of the security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will  likely be  exercised  and the  Portfolio  will be  required to sell the  underlying  security at a below  market price.  This  loss may be  offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two options.  Conversely,  if the price of the security  declines by a  sufficient  amount,  the put will likely be  exercised.
The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither  the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken by the  Portfolio  solely for hedging  purposes,  and could involve  certain risks which are not present in the case of hedging  transactions.  Moreover,  even where options are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge  against an increase in the price of securities  that the
Portfolio  anticipates  purchasing  in the future.  If such increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion  or exchange of other  securities in its  portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry  or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term  debt  securities  awaiting  investment.  When purchasing call options for this purpose,  the
Portfolio  will also  bear the risk of  losing  all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase of call options on stock  indices when the  Portfolio  is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks of loss and of  increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging Instruments with the Portfolio's  Portfolio.  The use of derivatives for
"cross  hedging"  purposes  (such as a transaction  in a Forward  Contract on one currency to hedge exposure to a different currency)  may  involve  greater  correlation  risks.  Consequently,  the  Portfolio  bears  the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small  number of  securities.  Nevertheless,  where the  Portfolio  enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index  should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's  portfolio or the intended  acquisitions  being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of  performance  thereunder.  This  could  increase  the  extent  of any loss  suffered  by the  Portfolio  in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through  segregation  of securities,  such  securities  may not match the  composition of the index,  and the
Portfolio may not be fully  covered.  As a result,  the Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully protect it against risk of loss and,  in any  event,  the  Portfolio  could  suffer  losses on the  option  position  which  might not be offset by corresponding  portfolio  gains.  The Portfolio may also enter into futures,  Forward  Contracts for non-hedging  purposes.
For example,  the Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward Contracts may be leveraged,  which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering  into  transactions  in  derivatives  for other than  hedging  purposes,  therefore,  could  expose the
Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect to the writing of  straddles  on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the  amount of the  premiums  received.  Such  transactions,  therefore,  create an  opportunity  for increased return by providing the Portfolio with two  simultaneous  premiums on the same security,  but involve  additional risk,  since the  Portfolio  may have an option  exercised  against  it  regardless  of whether  the price of the  security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be  required  to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient cash available to meet margin requirements,  it will be necessary to liquidate  portfolio  securities or other assets at a time when it is  disadvantageous to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's  ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential   Bankruptcy  of  a  Clearinghouse  or  Broker.   When  the  Portfolio   enters  into   transactions  in
exchange-traded  futures or  options,  it is exposed  to the risk of the  potential  bankruptcy  of the  relevant  exchange clearinghouse  or the broker through which the Portfolio has effected the  transaction.  In that event, the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection with its transactions, for an  indefinite  period  of  time,  and  could  sustain  losses  of a  portion  or all of such  amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions  or  restrictions.  The  Sub-advisor  does not believe  that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the  Portfolio.  Further,  the value of such positions could be adversely  affected by a number of other  complex  political  and economic  factors  applicable  to the  countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which  trading  systems  will be based  may not be as  complete  as the  comparable  data on which the  Portfolio  makes investment and trading decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected  in the  forward,  futures or options market until the following  day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the  institution  acts as broker and is able to find another  counterparty  willing to enter into the transaction with the Portfolio.  Where no such  counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may  decide to  discontinue  their role as  market-makers  in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio  may hold cash and invest in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash  (including  foreign  currency) or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike price of warrants  typically is much lower than the current  market  price of the  underlying  securities,  yet they are  subject to similar  price  fluctuations,  in absolute terms.  As a result,  warrants may be more  volatile  investments  than the  underlying  securities  and may offer  greater potential for capital appreciation as well as capital loss.

         Additional  information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain
Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or
"delayed  delivery  basis." The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more  information  about  when-issued  securities,  please see this Statement  under "Certain Risk Factors and
Investment Methods."

         Investment Policy Which May be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST MFS  Global  Equity  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

AST PBHG Small-Cap Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio) is capital  growth.  Realization  of income is not a  significant  investment  consideration  and any income  realized  on the
Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are described in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received  from the foreign  issuer or to pass through  voting  rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  Global Depositary  Receipts ("GDRs") and in other similar  instruments representing securities of foreign companies.

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The  Portfolio  will not enter into any futures  contracts  or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures contract positions  and options on futures  contracts  written by the  Portfolio  would exceed the market  value of the  Portfolio's total  assets.  The  Portfolio  may invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for  monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the
Portfolio  in a negotiated  transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's obligations under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  when the  Sub-advisor  believes it would be  advantageous  for the  Portfolio to do so. For a  description  of these strategies and instruments and certain of their risks,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights, bonds, notes and preferred stocks which are convertible  into or exchangeable  for common stocks.  Convertible  securities  have  characteristics  similar to both fixed income and equity  securities.  Because of the conversion  feature,  the market value of convertible  securities tends to move together with the market value of the underlying  common stock.  As a result,  the  Portfolio's  selection of convertible  securities is based,  to a great  extent,  on the  potential  for capital  appreciation  that may exist in the underlying  stock.  The value of convertible  securities is also affected by prevailing  interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right, but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued and Delayed-Delivery  Securities.  When-issued and delayed-delivery  securities are securities subject
to  settlement  on  a  future  date.  For  fixed  income   securities,   the  interest  rate  realized  on  when-issued  or
delayed-delivery  securities  is  fixed  as of  the  purchase  date  and  no  interest  accrues  to  the  Portfolio  before settlement.  These  securities  are subject to market  fluctuation  due to changes in market  interest  rates and will have the  effect of  leveraging  the  Portfolio's  assets.  The  Portfolio  is  permitted  to invest in forward  commitments  or when-issued  securities  where such purchases are for investment and not for leveraging  purposes.  One or more  segregated accounts will be established with the Portfolio's  Custodian/Custodian  Bank, and the Portfolio will maintain liquid assets in such accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities.

         Small and Medium Capitalization  Stocks.  Investments in common stocks in general are subject to market risks that may cause their  prices to  fluctuate  over time.  Therefore,  an  investment  in the  Portfolio  may be more  suitable for long-term  investors  who can bear the risk of these  fluctuations.  While  the  Sub-advisor  intends  to  invest  in small capitalization  companies  that have strong  balance  sheets and  favorable  business  prospects,  any  investment in small capitalization  companies  involves greater risk and price volatility than that customarily  associated with investments in larger,  more  established  companies.  This  increased  risk may be due to the  greater  business  risks of their small or medium size,  limited  markets and financial  resources,  narrow product lines and frequent lack of management  depth.  The securities of small capitalization  companies are often traded in the  over-the-counter  market, and might not be traded in volumes  typical of securities  traded on a national  securities  exchange.  Thus, the  securities of small  capitalization companies  are likely to be less  liquid,  and subject to more  abrupt or erratic  market  movements,  than  securities  of larger, more established companies.

         Over-The-Counter  Market.  The Portfolio  will invest in  over-the-counter  stocks.  In contrast to the securities exchanges,  the  over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities of companies  which  initially  satisfy  certain  defined  standards.  Generally,  the  volume of trading  in an  unlisted  or over-the-counter  common  stock is less than the volume of trading in a listed  stock.  This means that the depth of market liquidity  of some  stocks in which the  Portfolio  invests  may not be as great as that of other  securities  and,  if the
Portfolio were to dispose of such a stock,  they might have to offer the shares at a discount from recent  prices,  or sell the shares in small lots over an extended period of time.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PBHG Small-Cap Growth Portfolio.  These limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Portfolio's  Sub-advisor acting pursuant to authority  delegated by the  Trustees,  may determine  that a readily  available  market exists for  securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Scudder Small-Cap Growth Portfolio)
is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio,  as part of its options transactions,  may also use options on  securities  indices in an  attempt to hedge  against  market  conditions  affecting  the value of  securities  that the
Portfolio  owns or intends to  purchase,  and not for  speculation.  When the  Portfolio  writes an option on a  securities index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  In addition,  where the  Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will segregate and  mark-to-market,  until the option expires or is closed out,  cash or cash  equivalents  equal in value to such excess.  The Portfolio may also purchase and sell options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential settlement  obligations by acquiring and holding the underlying securities.  Index options  involve risks similar to those risks relating to transactions  in financial  futures  contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds. At the time of delivery,  in the case of fixed income securities  pursuant to the contract,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustees of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

                  The  Portfolio  will  currently  invest  in  only  those   collateralized   obligations  that  are  fully
collateralized  and  that  meet  the  quality  standards  otherwise  applicable  to  the  Portfolio's  investments.   Fully
collateralized  means that the  collateral  will  generate  cash flows  sufficient  to meet  obligations  to holders of the collateralized  obligations  under  even  the most  conservative  prepayment  and  interest  rate  projections.  Thus,  the collateralized  obligations  are  structured  to  anticipate  a  worst  case  prepayment  condition  and  to  minimize  the reinvestment  rate risk for cash flows between coupon dates for the  collateralized  obligations.  A worst case  prepayment condition  generally  assumes  immediate  prepayment of all  securities  purchased at a premium and zero  prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment rates and by other means such as by maintaining  the  flexibility  to increase  principal  distributions  in a low interest rate environment.  The effective credit quality of the  collateralized  obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation  in order to satisfy  rating  agencies,  if rated.  The Portfolio  does not currently  intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustees.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         The Portfolio may also invest in "inverse  floaters." These inverse  floaters are more volatile than  conventional fixed or floating  rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion  to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse floater will generally increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally, inverse  floaters  provide for interest rate  adjustments  based upon a multiple of the  specified  interest  index,  which further increases their volatility.  The degree of additional  volatility will be directly  proportional to the size of the multiple used in determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5%
of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Small-Cap  Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Portfolio may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.  The  Portfolio  cannot  predict the income it will  receive  from equity  securities  because issuers  generally have discretion as to the payment of any dividends or  distributions.  However,  equity securities offer greater potential for appreciation than many other types of securities,  because their value generally  increases  directly with any increase in the value of the issuer's  business.  Types of equity  securities  in which the  Portfolio  may invest include common stocks, preferred stocks, real estate investment trusts, and American Depositary Receipts.

                  Preferred  Stocks.  In  addition  to the right to receive  specified  dividends  or  distributions,  some preferred stocks also  participate in dividends and  distributions  paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Portfolio may also treat such redeemable preferred stock as a fixed income security.

                  Real Estate  Investment Trusts (REITs).  REITs are real estate investment trusts that lease,  operate and finance  commercial  real estate.  REITs are exempt from federal  corporate  income tax if they limit their  operations and distribute  most of their income.  Such tax  requirements  limit a REIT's  ability to respond to changes in the  commercial real estate market.

For additional  information on equity  securities and their risks,  see the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  Fixed income  securities pay interest,  dividends or distributions at a specified rate.
The rate may be a fixed  percentage of the principal or may be adjusted  periodically.  In addition,  the issuer of a fixed income  security  must  repay the  principal  amount of the  security,  normally  within a  specified  time.  Fixed  income securities  provide  more regular  income than equity  securities.  However,  the returns on fixed  income  securities  are limited and normally do not increase with the issuer's  earnings.  This limits the potential  appreciation  of fixed income securities as compared to equity securities.

         A security's  yield  measures the annual income earned on the security as a percentage of its price.  A security's yield will  increase or decrease  depending  upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the  security  before its  scheduled  maturity,  the price and yield of the  security may change based upon the probability of an early redemption.

         Market factors other than changes in interest rates,  such as the demand for particular  fixed income  securities, may cause the price of  certain  fixed  income  securities  to fall  while the  prices of other  securities  rise or remain unchanged.  Fixed  income  securities  are also  subject  to call  risk.  Call risk is the  possibility  that an issuer may redeem a fixed income  security  before  maturity (a call) at a price below its current  market  price.  An increase in the likelihood  of a call may reduce the  security's  price.  If a fixed income  security is called,  the Portfolio may have to reinvest the proceeds in other fixed income  securities  with lower  interest  rates,  higher credit  risks,  or other less favorable characteristics.

         If a security is downgraded,  the Sub-advisor  will reevaluate the security,  but will not be required to sell it.
If the Portfolio buys securities that have not received a rating,  the Portfolio must rely entirely upon the  Sub-advisor's credit  assessment.  Trading  opportunities  are more limited for fixed income  securities that are unrated,  have received ratings below investment grade or are not widely held.

         Fixed income  securities  generally  compensate for greater  credit risk by paying  interest at a higher rate. The difference  between the yield of a security  and the yield of a U.S.  Treasury  security  with a comparable  maturity  (the spread)  measures the additional  interest paid for risk.  Spreads may increase  generally in response to adverse  economic or market  conditions.  A  security's  spread may also  increase if the  security's  rating is lowered,  or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed  income  securities  and their risks is included  in this  Statement  and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury  Securities.  Treasury securities are direct obligations of the federal government of the United
States. Treasury securities are generally regarded as having the lowest credit risks.

                  Agency  Securities.  Agency  securities are issued or guaranteed by a federal agency or other  government sponsored  entity acting under federal  authority (a "GSE").  The United States  supports some GSEs with its full faith and credit.  Other GSEs  receive  support  through  federal  subsidies,  loans or other  benefits.  A few GSEs have no explicit financial  support,  but are regarded as having implied support because the federal  government  sponsors their activities.
Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed  Securities.  Mortgage-backed  securities represent interests in pools of mortgages.  The mortgages  that  comprise a pool normally  have similar  interest  rates,  maturities  and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed  securities come in a variety of forms. Many have extremely  complicated  terms. The simplest form of  mortgage-backed  securities are  pass-through  certificates.  Holders of pass-through  certificates  receive a pro rata share of all payments and pre-payments from the underlying  mortgages.  As a result,  the holders assume all the prepayment risks of the underlying mortgages.

                  Commercial  Paper.  Commercial paper is an issuer's  obligation with a maturity of less than nine months.
Companies  typically  issue  commercial  paper to pay for current  expenditures.  Most  issuers  constantly  reissue  their commercial  paper and use the proceeds (or bank loans) to repay  maturing  paper.  If the issuer cannot  continue to obtain liquidity in this fashion,  its  commercial  paper may default.  The short  maturity of  commercial  paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt Securities.  Corporate debt securities are fixed income  securities  issued by businesses.
Notes,  bonds,  debentures and commercial  paper are the most prevalent types of corporate debt  securities.  The Portfolio may also purchase  interests in bank loans to companies.  The credit risks of corporate debt  securities  vary widely among issuers.

         In addition,  the credit risk of an issuer's  debt  security may vary based on its  priority  for  repayment.  For example,  higher ranking  (senior) debt  securities have a higher  priority than lower ranking  (subordinated)  securities.
This means that the issuer might not make payments on subordinated  securities  while continuing to make payments on senior securities.  In addition,  in the event of  bankruptcy,  holders of senior  securities  will have  priority over holders of subordinated  securities  in terms their  claims on the  company's  assets.  Some  subordinated  securities,  such as trust preferred  and capital  securities  notes,  also  permit the issuer to defer  payments  under  certain  circumstances.  For example,  insurance  companies  issue  securities  known as surplus  notes that permit the  insurance  company to defer any payment that would reduce its capital below regulatory requirements.

                  Bank   Instruments.   Bank  instruments  are  unsecured   interest-bearing   deposits  with  banks.  Bank
instruments  include bank accounts,  time deposits,  certificates of deposit and banker's  acceptances.  Yankee instruments are denominated in U.S.  dollars and issued by U.S.  branches of foreign banks.  Eurodollar  instruments are denominated in
U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are corporate debt  securities that the issuer must repay upon demand.  Other demand  instruments  require a third party,  such as a dealer or bank,  to  repurchase  the security for its face value upon demand.  Because of the demand  feature,  the prices of demand  instruments  generally  fluctuate as though they were short-term securities, even though these instruments may have longer stated maturities.

         Convertible  Securities.  Convertible  securities are fixed income securities that the Portfolio has the option to exchange for equity  securities at a specified  conversion  price.  The option  allows the Portfolio to realize  additional returns if the market price of the equity  securities  exceeds the conversion  price.  For example,  the Portfolio may hold fixed income  securities  that are convertible  into shares of common stock at a conversion  price of $10 per share. If the market  value of the shares of common  stock  reached  $12,  the  Portfolio  could  realize an  additional  $2 per share by converting its fixed income securities.

         Convertible  securities  have lower yields than comparable  fixed income  securities.  In addition,  at the time a convertible  security is issued the conversion price exceeds the market value of the underlying  equity  securities.  Thus, convertible  securities  may provide  lower  returns than  non-convertible  fixed income  securities  or equity  securities depending  upon changes in the price of the  underlying  equity  securities.  However,  convertible  securities  permit the
Portfolio to realize some of the potential  appreciation of the underlying  equity  securities with less risk of losing its initial investment.

         The  Portfolio  treats  convertible  securities  as both fixed  income and equity  securities  for purposes of its investment policies and limitations, because of their unique characteristics.

         Derivative Contracts.  For purposes of the Portfolio,  derivative contracts are financial instruments that require payments based upon changes in the values of designated (or  underlying)  securities,  currencies,  commodities,  financial indices or other assets.  Some derivative  contracts (such as futures,  forwards and options) require payments  relating to a future trade involving the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

         Many derivative contracts are traded on securities or commodities  exchanges.  In this case, the exchange sets all the terms of the contract  except for the price.  Investors make payments due under their  contracts  through the exchange.
Most exchanges  require  investors to maintain margin accounts  through their brokers to cover their potential  obligations to the exchange.  Parties to the contract make (or collect)  daily  payments to the margin  accounts to reflect  losses (or gains) in the value of their contracts.  This protects  investors against potential  defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges  may  limit the  amount of open  contracts  permitted  at any one time.  Such  limits  may  prevent  the
Portfolio  from closing out a position.  If this happens,  the  Portfolio  will be required to keep the contract open (even if it is losing money on the  contract),  and to make any  payments  required  under the  contract  (even if it has to sell portfolio securities at unfavorable prices to do so).

         The Portfolio may also trade  derivative  contracts  over-the-counter  (OTC) in transactions  negotiated  directly between the Portfolio  and the  counterparty.  OTC contracts do not  necessarily  have  standard  terms,  so they cannot be directly  offset with other OTC contracts.  In addition,  OTC contracts with more  specialized  terms may be more difficult to price than exchange traded contracts.

         Depending upon how the Portfolio uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the underlying asset,  derivative  contracts may increase or decrease the Portfolio's  exposure to risks relating to changes in security  prices,  interest rates and currency  exchange rates.  OTC contracts also expose the
Portfolio to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The Portfolio may buy call options on portfolio securities,  indices and futures in anticipation of an increase in the value of the underlying asset.
o        The Portfolio may buy put options on portfolio  securities,  indices and futures in  anticipation of a decrease in the value of the underlying asset.
o        The  Portfolio  may write call  options on  portfolio  securities,  indices and  futures to  generate  income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.
o        The  Portfolio  may also write put options on portfolio  securities,  indices and futures to generate  income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

         For additional  information on derivative  contracts,  including  futures and options,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may make short sales of securities  listed on one or more national  exchanges or on the
NASDAQ  stock  exchange.  A short  sale  means  selling a  security  the  Portfolio  does not own to take  advantage  of an anticipated  decline in the stock's price.  Once the Portfolio  sells the security  short,  it has an obligation to replace the  borrowed  security.  If it can buy the  security  back at a lower  price,  a  profit  results.  In no  event  will the
Portfolio engage in short sales  transactions if it would cause the market value of all of the Portfolio's  securities sold short to  exceed  25% of its net  assets.  The  value of the  securities  of any one  issuer  that  may be  shorted  by the
Portfolio is limited to the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities of any class of the issuer.  The Portfolio  may also "sell short against the box," i.e.,  the  Portfolio  owns  securities  identical to those sold  short.  Short  sales  against  the box are not  subject to the 25%  limitation.  A capital  gain is  recognized immediately  upon  entering  into a short sale against the box with  respect to an  appreciated  security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

         Foreign  Securities.  Foreign  securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or  its  subsidiaries)  derived  in  its  most  current  fiscal  year  at  least  50%  of  its  total  assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

         Investment  income on foreign  securities  may be subject to foreign  withholding or other taxes that could reduce the return on these  securities.  Tax treaties  between the United  States and foreign  countries,  however,  may reduce or eliminate  the amount of foreign taxes to which the Portfolio  would be subject.  The effective  rate of foreign tax cannot be predicted since the amount of Portfolio assets to be invested within various countries is uncertain.

         Additional  Information  about foreign  securities  and their risks is included in this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign  Government  Securities.   Foreign  government  securities  generally  consist  of  fixed  income securities supported by national,  state or provincial  governments or similar political  subdivisions.  Foreign government securities  also include debt  obligations of  supranational  entities,  such as  international  organizations  designed or supported by governmental  entities to promote economic  reconstruction or development,  international banking institutions and  related  government  agencies.  Examples  of  these  include,  but are not  limited  to,  the  International  Bank for
Reconstruction  and  Development  (the World  Bank),  the Asian  Development  Bank,  the European  Investment  Bank and the
Inter-American Development Bank.

         Foreign  government  securities  also include  fixed  income  securities  of  quasi-governmental  agencies  (i.e., securities issued by entities owned by a national,  state or equivalent  government or obligations of a political unit that are not backed by the  national  government's  full faith and  credit).  Further,  foreign  government  securities  include mortgage-related  securities  issued  or  guaranteed  by  national,  state or  provincial  governmental  instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery  Transactions.  The Portfolio  records a  delayed-delivery  or  when-issued  transaction  when it agrees to buy the securities and reflects their value in  determining  the price of its shares.  Settlement  dates may be a month or more after entering into these  transactions so that the market values of the securities  bought may vary from the purchase prices.  Additional  information on  delayed-delivery  and when-issued  transactions is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Lending.  The Portfolio may lend portfolio  securities to borrowers that are deemed creditworthy by the
Investment  Manager or  Sub-advisor.  The borrower  must furnish  additional  collateral  if the market value of the loaned securities  increases.  Also, the borrower must pay the Portfolio the  equivalent of any dividends or interest  received on the loaned  securities.  The Portfolio may pay  administrative  and custodial fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash  collateral  to a securities  lending  agent or broker.  Additional information  about  securities  lending and its risks is  included  in this  Statement  and the  Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Federated  Aggressive  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST Lord Abbett Small Cap Value
Portfolio) is to seek long-term capital appreciation.

Investment Policies:

         Foreign Currency Hedging  Techniques.  The Portfolio  expects to enter into forward foreign currency  contracts in primarily  two  circumstances.  First,  when the  Portfolio  enters into a contract  for the purchase or sale of a security denominated  in a foreign  currency,  it may  desire to "lock  in" the U.S.  dollar  price of the  security.  Second,  when management  believes that the currency of a particular  foreign country may suffer a decline against the U.S.  dollar,  the
Portfolio may enter into a forward contract to sell the amount of foreign currency  approximating  the value of some or all of the  Portfolio's  securities  denominated  in such foreign  currency or, in the  alternative,  the  Portfolio  may use a cross-hedging  technique  whereby it sells another  currency  which the  Portfolio  expects to decline in a similar way but which has a lower  transaction  cost.  The  Portfolio  does not intend to enter into  forward  contracts  under this second circumstance on a continuous  basis. For an additional  discussion of forward foreign currency  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  also may purchase  foreign  currency put options and write  foreign  currency call options on U.S.
exchanges or U.S.  over-the-counter  markets.  Exchange-listed  options  markets in the United States include several major currencies,  and trading may be thin and illiquid.  A number of major  investment  firms trade  unlisted  options which are more flexible than  exchange-listed  options with respect to strike price and maturity  date.  Unlisted  options  generally are available in a wider range of  currencies.  Unlisted  foreign  currency  options are generally  less liquid than listed options  and  involve  the credit risk  associated  with the  individual  issuer.  Unlisted  options,  together  with other illiquid  securities,  are subject to a limit of 15% of the Portfolio's net assets.  The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency only in  conjunction  with a purchase of a put option on that  currency.  Such a strategy is designed to reduce the cost of downside  currency  protection  by limiting  currency appreciation  potential.  The  face  value  of such  call  writing  may  not  exceed  90% of the  value  of the  securities denominated  in such  currency  invested in by the  Portfolio or in such cross  currency  (referred to above) to cover such call writing.  For an additional  discussion of foreign  currency  options and certain  risks  involved  therein,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Call Options on Stock.  The  Portfolio  may, from time to time,  write call options on its  portfolio  securities.
The Portfolio  may write only call options  which are  "covered,"  meaning that the  Portfolio  either owns the  underlying security or has an absolute and immediate  right to acquire that security,  without  additional  cash  consideration,  upon conversion or exchange of other  securities  currently  held in its portfolio.  In addition,  the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The  Portfolio  would  not be able to  effect a  closing  purchase  transaction  after it had  received  notice of exercise.  In order to write a call  option,  the  Portfolio  is required to comply with the rules of The Options  Clearing
Corporation  and the various  exchanges  with respect to  collateral  requirements.  The  Portfolio  may not purchase  call options  except in  connection  with a closing  purchase  transaction.  It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally,  the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market  values of portfolio  securities  because the premiums  received may offset to some extent the decline in the
Portfolio's  net asset  value  occasioned  by such  declines  in  market  value.  Except  as part of the "sell  discipline"
described  below,  the Portfolio will  generally not write listed covered call options when it anticipates  that the market values of its portfolio securities will increase.

         One reason for the Portfolio to write call options is as part of a "sell  discipline."  If the  Portfolio  decides that a portfolio  security  would be  overvalued  and should be sold at a certain price higher than the current  price,  it could write an option on the stock at the higher price.  Should the stock  subsequently  reach that price and the option be exercised,  the Portfolio  would,  in effect,  have increased the selling price of that stock,  which it would have sold at that price in any  event,  by the  amount of the  premium.  In the event the  market  price of the stock  declined  and the option were not  exercised,  the premium would offset all or some portion of the decline.  It is possible that the price of the stock could increase beyond the exercise  price; in that event,  the Portfolio would forego the opportunity to sell the stock at that higher price.

         In  addition,  call  options may be used as part of a different  strategy in  connection  with sales of  portfolio securities.  If, in the judgment of the  Sub-advisor,  the market price of a stock is overvalued and it should be sold, the
Portfolio  may elect to write a call option with an exercise  price below the current  market  price.  As long as the value of the  underlying  security  remains  above the  exercise  price during the term of the option,  the option  will,  in all probability,  be exercised,  in which case the Portfolio will be required to sell the stock at the exercise  price.  If the sum of the premium and the  exercise  price  exceeds the market  price of the stock at the time the call option is written, the  Portfolio  would,  in effect,  have  increased the selling  price of the stock.  The Portfolio  would not write a call option in these  circumstances  if the sum of the premium and the exercise price were less than the current market price of the stock.  For an additional  discussion of call options and certain risks  involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock.  The  Portfolio  may also write listed put options.  Writing  listed put options is a useful portfolio  investment  strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio  shares or, more  importantly,  because the  Sub-advisor  believes a more  defensive  and less fully  invested position  is  desirable  in light of market  conditions.  If the  Sub-advisor  wishes to invest its cash or  reserves  in a particular  security at a price lower than current market value,  it may write a put option on that security at an exercise price which  reflects  the lower price it is willing to pay.  The buyer of the put option  generally  will not exercise the option unless the market price of the  underlying  security  declines to a price near or below the exercise  price.  If the
Portfolio  writes a listed put, the price of the underlying  stock declines and the option is exercised,  the premium,  net of  transaction  charges,  will reduce the purchase  price paid by the Portfolio for the stock.  The price of the stock may decline  by an amount in excess of the  premium,  in which  event the  Portfolio  would have  foregone  an  opportunity  to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer  wishes to invest in the stock on which the put option had been written,  the Portfolio may be able to effect a closing  purchase  transaction on an exchange by purchasing a put option of the same series as the one which it has  previously  written.  The cost of effecting a closing  purchase  transaction  may be  greater  than the  premium  received  on  writing  the put option and there is no guarantee that a closing  purchase  transaction  can be effected.  For an additional  discussion of put options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such date it holds a  portfolio  of stocks at least  equal to the value of the index  times the  multiplier  times the number of contracts.  When the Portfolio writes a call option on a broadly-based  stock market index, the Portfolio will segregate or put  into  escrow  with its  custodian,  or  pledge  to a broker  as  collateral  for the  option,  one or more  "qualified securities"  with a market  value at the time the option is written of not less than 100% of the current  index value times the multiplier times the number of contracts.

         Trading in index options  commenced in April 1983 with the S&P 100 option  (formerly  called the CBOE 100).  Since that time a number of  additional  index option  contracts  have been  introduced  including  options on industry  indices.
Although the markets for certain index option  contracts  have developed  rapidly,  the markets for other index options are still  relatively  illiquid.  The ability to  establish  and close out  positions  on such  options  will be subject to the development  and  maintenance of a liquid  secondary  market.  It is not certain that this market will develop in all index option  contracts.  The  Portfolio  will  not  purchase  or sell  any  index  option  contract  unless  and  until,  in the
Sub-advisor's  opinion,  the market for such options has  developed  sufficiently  that such risk in  connection  with such transactions  in no greater than such risk in  connection  with options on stocks.  For an  additional  discussion of stock index options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The  Portfolio  will engage in  transactions  in stock index  futures  contracts as a hedge against changes  resulting from market  conditions in the values of securities which are held in the Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions  when they are  economically  appropriate for the  reduction of risks  inherent in the ongoing  management of the  Portfolio.  The Portfolio may not purchase or sell stock index futures if,  immediately  thereafter,  more than  one-third of its net assets would be hedged and, in addition, except as described  above in the case of a call written and held on the same index,  will write call options on indices or sell stock index futures only if the amount  resulting from the  multiplication  of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable  multiplier(s),  and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock  Options,  Options on Stock Indices and Stock Index Futures  Transactions.  The Portfolio may
write put and call  options  on stocks  only if they are  covered,  and such  options  must  remain  covered so long as the
Portfolio is obligated as a writer.  The  Portfolio  does not  currently  intend to write covered call options with respect to  securities  with an aggregate  market  value of more than 5% of its gross assets at the time an option is written.  The
Portfolio will not (a) write puts having an aggregate  exercise price greater than 25% of the  Portfolio's  net assets;  or
(b) purchase (i) put options on stocks not held in the Portfolio's  portfolio,  (ii) put options on stock indices, or (iii)
call options on stocks or stock indices if, after any such  purchase,  the  aggregate  premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special Risks of Writing Calls on Indices.  Because  exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement  obligations in advance and, unlike call writing on specific  stocks,  cannot provide  in advance  for,  or cover,  its  potential  settlement  obligations  by  acquiring  and  holding  the  underlying securities.  However,  the Portfolio will write call options on indices only under the circumstances  described above under
"Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions."

         Unless the Portfolio has other liquid assets that are  sufficient to satisfy the exercise of a call, the Portfolio would be  required  to  liquidate  portfolio  securities  in order to satisfy the  exercise.  Because an  exercise  must be settled  within hours after  receiving  the notice of exercise,  if the Portfolio  fails to anticipate an exercise,  it may have to  borrow  (in  amounts  not  exceeding  20% of the  Portfolio's  total  assets)  pending  settlement  of the sale of securities in its portfolio and would incur interest charges thereon.

         When the Portfolio has written a call,  there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio.  As with stock  options,  the Portfolio will not learn that an index option has been  exercised  until the day following  the exercise date but,  unlike a call on stock where the Portfolio would be able to deliver the underlying  securities in settlement,  the Series may have to sell part of its stock  portfolio in order to make  settlement in cash,  and the price of such stocks might  decline  before they can be sold.  This  timing  risk makes  certain  strategies  involving  more than one option  substantially  more risky with index options than with stock  options.  For example,  even if an index call which the  Portfolio  has written is "covered" by an index call held by the Portfolio  with the same strike price,  the Portfolio will bear the risk that the level of the index may decline  between the close of trading on the date the exercise  notice is filed with the clearing  corporation  and the close of trading on the date the Portfolio  exercises  the call it holds or the time the Portfolio  sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Short Sales.  The Portfolio may make short sales of securities or maintain a short position,  provided that at all times when a short position is open the Portfolio owns an equal amount of such  securities or securities  convertible  into or  exchangeable,  without payment of any further  consideration,  for an equal amount of the securities of the same issuer as the securities  sold short (a "short sale  against-the-box"),  and that not more than 25% of the  Portfolio's net assets
(determined  at the time of the short  sale)  may be  subject  to such  sales.  Notwithstanding  this 25%  limitation,  the
Portfolio  does not  currently  intend to have more than 5% of its net assets  (determined  at the time of the short  sale)
subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight  bonds or other debt  securities,  including  lower rated, high-yield  bonds.  Neither an issuer's  ceasing to be rated  investment grade nor a rating reduction below that grade will require  elimination of a bond from the Portfolio's  portfolio.  The Portfolio has no present intention to commit more than
5% of gross  assets  to  investing  in debt  securities.  For a  discussion  of debt  securities,  including  lower  rated, high-yield bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs  involves  certain  unique  risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
REITs are dependent upon management skills, are not diversified  (except to the extent the Code requires),  and are subject
to  the  risks  of  financing  projects.  REITs  are  subject  to  heavy  cash  flow  dependency,   default  by  borrowers,
self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for distributed  income under the
Code and failing to maintain their exemptions from the Investment  Company Act of 1940. REITs  (especially  mortgage REITs)
are also subject to interest rate risks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman  Sachs  Small-Cap  Value  Portfolio.  The  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Effective  July 31,  2002,  change  its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge  its  assets  (other  than to secure  borrowings  or to the extent  permitted  by the  Portfolio's investment policies as permitted by applicable law);

         3.       Make short sales of securities or maintain a short position except to the extent  permitted by applicable law;

         4.       Invest  knowingly  more than 15% of its net assets (at the time of  investment)  in illiquid  securities, except for  securities  qualifying  for resale under Rule 144A of the  Securities  Act of 1933,  deemed to be liquid by the
Board of Trustees;

         5.       Invest in the securities of other investment companies except as permitted by applicable law;

         6.       Invest in real estate limited partnership  interests or interests in oil, gas or other mineral leases, or exploration  or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST T. Rowe Price Small Company Value
Portfolio) is to provide long-term capital appreciation by investing primarily in  small-capitalization  stocks that appear to be undervalued.

Investment Policies:

         Although  primarily  all of the  Portfolio's  assets are invested in common  stocks,  the  Portfolio may invest in convertible  securities,  corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities  in which the
Portfolio may invest  include,  but are not limited to, those  described  below.  See this  Statement  under  "Certain Risk
Factors and Investment Methods," for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Lower-Rated  Debt  Securities.  The Portfolio's  investment  program permits it to purchase below investment grade securities,  commonly  referred to as "junk bonds." The Portfolio will not purchase a junk bond if  immediately  after such purchase  the  Portfolio  would  have  more  than 5% of its total  assets  invested  in such  securities.  Since  investors generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher  quality  securities.  However,  the  principal  value of lower-rated  securities  generally will fluctuate more widely than higher  quality  securities.  Lower quality  investments entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its  investment  objective will be more dependent on the  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher quality bonds.  For a discussion  of the special  risks  involved in low-rated  bonds,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interests  in a pool  of mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its  rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance  with the  investment  policies  contained in the Trust's  Prospectus.  For a discussion  of  mortgage-backed securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt of  prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which the
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only  securities)  receive  the  interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be issued by U.S.  Government  Agencies or by private issuers  similar to those  described  above with  respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction as interest  rates.  The value of the other  mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will tend to move in the  opposite direction  compared to interest  rates.  Under the Internal  Revenue  Code of 1986,  as amended,  POs may generate  taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of  principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal payments may have a material adverse effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial investment in an IO class of a stripped  mortgage-backed  security, even if the IO class is rated AAA or Aaa or is derived from a full
faith  and  credit  obligation.   Conversely,  if  the  underlying  mortgage  assets  experience  slower  than  anticipated prepayments  of  principal,  the  price on a PO  class  will be  affected  more  severely  than  would  be the case  with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid  securities  and,  accordingly,  limit its  investments  in such  securities,  together  with all  other  illiquid securities,  to 15% of the  Portfolio's  net assets.  The  Sub-advisor  will  determine the liquidity of these  investments based on the following guidelines:  the type of issuer; type of collateral,  including age and prepayment  characteristics;
rate of interest on coupon  relative to current  market rates and the effect of the rate on the potential for  prepayments;
complexity of the issue's  structure,  including the number of tranches;  size of the issue;  and the number of dealers who make a  market  in the IO or PO.  The  Portfolio  will  treat  non-government-issued  IOs and POs not  backed  by  fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The  Portfolio  may  invest  a  portion  of its  assets  in debt  obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the originator or any other  affiliated  entities and the amount and quality of any credit support  provided to the securities.
The rate of principal payment on asset-backed  securities  generally depends on the rate of principal  payments received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered  call  options,  the
Portfolio  expects to generate  additional  premium income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be attractive  investments  for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency  subject to the option or an option to  purchase  the same  underlying  security or  currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the underlying  security or currency.  The
Portfolio  does not  consider  a  security  or  currency  covered  by a call to be  "pledged"  as that  term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor, in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances  where the  Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.
Since the Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the underlying  security or currency would decline below the exercise price  less  the  premiums  received.  Such a  decline  could  be  substantial  and  result  in a  significant  loss to the
Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any,  with  respect to such  specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  put  options  for  defensive  purposes  in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The premium paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

         Purchasing Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio  has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples  of such uses of call  options  are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving dealer options.  Certain
risks  are  specific  to  dealer  options.   While  the  Portfolio  would  look  to  a  clearing  corporation  to  exercise exchange-traded  options,  if the  Portfolio  were to  purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock  index, interest  rate and currency  futures  ("futures"  or "futures  contracts").  The  Portfolio  may also enter into futures on commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The  Portfolio  may  purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindices  whose movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts  which are traded on national or foreign futures  exchanges,  and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield enhancement,  and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures  contracts or related  options if, with respect to positions  which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial  margin  deposits and premiums  paid on those  positions  would  exceed 5% of the net asset value of the  Portfolio  after  taking  into  account unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5%
limitation.  For  purposes  of this  policy  options  on  futures  contracts  and  foreign  currency  options  traded  on a commodities  exchange will be  considered  "related  options."  This policy may be modified by the Board of Trustees of the
Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Portfolio,  an amount of cash or other  liquid  assets  equal to the market  value of the  futures  contracts  and  options thereon (less any related  margin  deposits),  will be identified  by the Portfolio to cover the position,  or  alternative cover (such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account cannot be sold while the position in the  corresponding  option or future is open,  unless they are  replaced  with similar assets.  As a result,  the commitment of a large portion of the  Portfolio's  assets to cover or identified  accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase or sell  futures  contracts  (or options thereon)  may be made on behalf of the  Portfolio  and other  mutual funds or  portfolios  of mutual  funds  managed by the
Sub-advisor or its  affiliates.  Such aggregated  orders would be allocated  among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this  Statement  and Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such  futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  and  non-U.S.  dollar-denominated securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any international  mutual fund while others  relate more to the  countries  in which the  Portfolio  will  invest.  Many of the risks are more pronounced for investments in developing or emerging  countries,  such as many of the countries of Southeast
Asia,  Latin  America,  Eastern  Europe and the Middle East.  For an additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection with the management of the foreign  securities portion of its portfolio.  The Portfolio's use of such contracts would include,  but not be limited to, the following.  First,  when the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may  desire  to "lock  in" the U.S.  dollar  price of the  security.  Second,  when the  Sub-advisor believes that one currency may experience a substantial  movement against another  currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio  may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold exceeds the value of the securities denominated  in such  currency.  The use of this  basket  hedging  technique  may be more  efficient  and  economical  than entering into separate  forward  contracts for each  currency held in the  Portfolio.  The precise  matching of the forward contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities  in foreign  currencies  will  change as a  consequence  of market  movements  in the value of those  securities between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency market  movement  is  extremely  difficult,  and the  successful  execution  of a  short-term  hedging  strategy  is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is  important  to have the  flexibility  to enter into such  forward  contracts  when it  determines  that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward  contracts for any other purpose  consistent with the Portfolio's  investment objective and policies.  However,  the Portfolio will not enter into a forward  contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid assets and currency  available for cover of the forward  contract(s).  In determining  the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risk factors involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign  Exchange  Contracts.  The Portfolio may
enter into certain option,  futures,  and forward foreign exchange contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a  maximum  rate of 20%) or loss and 40%  short-term  capital  gain or loss  regardless  of the  holding  period  of the instrument (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The Portfolio will be required to distribute net gains on such  transactions to  shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign dollar  denominated bond or currency  position may be considered  straddles for tax purposes in which case a loss on any  position  in a straddle  will be subject to  deferral  to the  extent of  unrealized  gain in an  offsetting position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered  call"
option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts  may be deemed a  "constructive  sale" of  offsetting  securities,  which could result in a taxable gain from the sale being  distributed to  shareholders.  The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments).  Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved  in  investing  in hybrid  instruments  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in reverse repurchase  agreements,  the Portfolio  reserves the right to do so. Reverse repurchase  agreements are ordinary  repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the
Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its  obligations to deliver the  securities  sold short,  the Portfolio  will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into, or exchangeable  for, the  securities.  The Portfolio may close out a short  position by  purchasing  and  delivering an equal amount of  securities  sold  short,  rather  than by  delivering  securities  already  held by the  Portfolio,  because the
Portfolio  may want to continue  to receive  interest  and  dividend  payments  on  securities  in its  portfolio  that are convertible into the securities sold short.

         Warrants.  The  Portfolio may acquire  warrants.  For a discussion of certain  risks  involved  therein,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small,  less  well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies may have a limited trading  market,  which may  adversely  affect  their  disposition  and can result in their being  priced  lower than might otherwise be the case. If other  investment  companies  and investors who invest in such issuers trade the same  securities when the  Portfolio  attempts to dispose of its holdings,  the  Portfolio may receive lower prices than might  otherwise be obtained.

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In  making  such  investments,  the  Portfolio  will  be  subject  to its  diversification  and  other  investment restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be  invested  in the  securities  of any issuer  (see this  Statement  under  "Fundamental  Investment  Restrictions").
Because  such  investments  are  ordinarily  short term in nature,  they will tend to increase  the  Portfolio's  portfolio turnover  rate,  thereby  increasing  its brokerage  and other  transaction  expenses.  The  Sub-advisor  intends to select investments of the type described  that, in its view,  have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent marked to market on a daily  basis.  The  collateral  received  will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the  Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The  Portfolio  has a right to call each loan and obtain the  securities  on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured credit,  consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued   Securities  and  Forward  Commitment   Contracts.   The  Portfolio  may  purchase  securities  on  a
"when-issued"  or delayed  delivery  basis and may purchase  securities on a forward  commitment  basis.  Any or all of the
Portfolio's  investments  in  debt  securities  may be in the  form  of  when-issueds  and  forwards.  The  price  of  such securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made, but delivery and  payment  take  place at a later  date.  Normally,  the  settlement  date  occurs  within 90 days of the  purchase  for when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities  by  maintaining  cash  and/or  other  liquid  assets  with its  custodian  bank  equal in value to these commitments  during the time between the purchase and the  settlement.  Such segregated  securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion  of these  securities  and the risks  involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Money  Market  Securities.  The  Portfolio  will  hold a  certain  portion  of its  assets  in  U.S.  and  foreign dollar-denominated  money market securities,  including repurchase agreements,  rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions in the  securities  of companies  that may also be suitable for  investment by the  Portfolio.  The securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the  completion  of  non-negotiated  offers for control of the  company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their advisory  accounts have or acquire a significant  position in the same securities.  However,  the Sub-advisor does not believe that the  investment  activities of its  affiliates  will have a material  adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution  over  orders  entered on behalf of  accounts  in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Portfolio may invest in the  securities of companies that are  investment  management  clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or  their  officers  or  directors  may  be  minority shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Gabelli  Small-Cap Value Portfolio.  These limitations are not  "fundamental"  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Portfolio's net asset value;

         5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         6.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act or the  conditions  of any order of exemption  from the SEC  regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         9.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

         10.      Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         11.      Invest  in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the net  assets  of the
Portfolio would be invested in warrants,  except that this restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

         Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities that the Portfolio owns or intends to purchase,  and not for speculation.  When the Portfolio writes an option on a securities  index, it will be required to deposit with its  custodian and  mark-to-market  eligible  securities  to the extent  required by applicable regulation.  Where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The  Portfolio  may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance  and,  unlike  call  writing on  specific securities,  cannot cover its potential settlement  obligations by acquiring and holding the underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the  Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and would not  materially  alter the risk  profile  of the  Portfolio.  Fully  collateralized  means that the  collateral  will generate  cash flows  sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated. The Portfolio does not currently  intend to invest more than 5% of its total assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustee.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Small-Cap  Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Goldman Sachs Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly the AST Janus Mid-Cap Growth Portfolio) is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are described in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received  from the foreign  issuer or to pass through  voting  rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  Global Depositary  Receipts ("GDRs") and in other similar  instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor in excess of the  limitations of Section  12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The  Portfolio  may invest in municipal  obligations  issued by states,  territories  and possessions  of the United  States and the District of  Columbia.  The value of  municipal  obligations  can be affected by changes in their  actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the  economic  feasibility  of the revenue  bond  project or general  borrowing  purpose,  political  or economic developments in the region where the security is issued,  and the liquidity of the security.  Because municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The  liquidity of some  municipal  obligations  may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase include,  but are not limited to, (i) variable  and floating  rate  obligations,  which are  securities  having  interest  rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some  interest  rate index or market interest  rate,  (ii)  standby  commitments,  which are  instruments  similar  to puts that give the  holder  the option to obligate a broker,  dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds,  which are relatively  long-term  bonds that are coupled  with the  agreement  of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the  institution  at periodic  intervals.  The
Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of its  portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt instruments  the  interest  on which  varies in an  inverse  relationship  to the  interest  rate on another  security.  If movements  in interest  rates are  incorrectly  anticipated,  the  Portfolio  could lose money or its net asset value could decline by the use of inverse  floaters.  The  Portfolio  will not invest  more than 5% of its assets in inverse  floaters.
The Portfolio may also invest in strip bonds,  which are debt securities that are stripped of their interest  (usually by a financial  intermediary)  after the securities are issued. The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement  under "Certain Risk Factors and Investment
Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The Portfolio may invest in bonds that are rated below  investment  grade.  The
Portfolio  may also  invest  in  unrated  debt  securities  of  foreign  and  domestic  issuers.  Unrated  debt,  while not necessarily  of lower  quality than rated  securities,  may not have as broad a market.  Because of the size and  perceived demand of the issue,  among other  factors,  certain  municipalities  may not incur the costs of  obtaining  a rating.  The
Sub-advisor  will  analyze  the  creditworthiness  of the  issuer,  as well as any  financial  institution  or other  party responsible for payments on the security,  in determining  whether to purchase unrated municipal bonds.  Unrated bonds will be included in those bonds rated below investment  grade unless the Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities  and a discussion of the risks involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may purchase  defaulted  securities  subject to the above  limits,  but only when the  Sub-advisor believes,  based upon its analysis of the financial  condition,  results of operations  and economic  outlook of an issuer, that there is  potential  for  resumption  of income  payments and that the  securities  offer an unusual  opportunity  for capital  appreciation.  Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which  payment of interest or dividends is suspended  involves a high degree of risk.  Such risk  includes, among other things, the following:

                  Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial  and  market  risks  that can result in  substantial  or, at times,  even  total  losses.  Issuers  of  defaulted securities may have substantial  capital needs and may become involved in bankruptcy or reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be  difficult to obtain  information  about their  condition.  The market  prices of  securities  of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such  securities  may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities  for which the  Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively  traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities  at  prevailing  market prices.  The  Portfolio  will limit  holdings of any such  securities  to amounts that the  Sub-advisor  believes  could be readily sold, and holdings of such securities  would,  in any event, be limited so as not to limit the Portfolio's  ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted  securities  require active  monitoring  and may, at times,  require  participation  in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually  heavy  redemption  requests or for other  temporary  or  emergency  purposes  without the  necessity  of selling portfolio  securities,  or to earn  additional  income on  portfolio  securities,  such as  Treasury  bills or  notes.  The
Portfolio will enter into reverse repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse  repurchase  agreements  to earn  additional  income  involves  the risk that the  interest  earned on the invested proceeds  is less than the  expense  of the  reverse  repurchase  agreement  transaction.  This  technique  may also have a leveraging  effect on the Portfolio,  although the requirement  for the Portfolio to segregate  assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements and their risks, see the Trust's Prospectus under
"Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The  Portfolio  will not enter into any futures  contracts  or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures contract positions  and options on futures  contracts  written by the  Portfolio  would exceed the market  value of the  Portfolio's total  assets.  The  Portfolio  may invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for  monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the
Portfolio  in a negotiated  transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's obligations under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  when the  Sub-advisor  believes it would be  advantageous  for the  Portfolio to do so. For a  description  of these strategies and instruments and certain of their risks,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar instruments.  Eurodollar instruments are
U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are linked to the London  Interbank  Offered  Rate
("LIBOR"),  although  foreign  currency-denominated  instruments  are  available  from  time to  time.  Eurodollar  futures contracts  enable  purchasers  to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for borrowings.  The Portfolio  might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related  Products.  The Portfolio may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Portfolio's  obligations  over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with  respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one NRSRO at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the
Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of its  obligations  with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its counterparty to collateralize  obligations under the swap. Under the documentation  currently used in those markets, the risk of loss with  respect to interest  rate swaps is limited to the net amount of the payments  that the  Portfolio is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Portfolio  would risk the loss of the payments  that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs Mid-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin, guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         5.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Portfolio's  Sub-advisor acting pursuant to authority  delegated by the  Trustees,  may determine  that a readily  available  market exists for  securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         6.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio  may lend  portfolio  securities  with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.  Borrowers  are required continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily.  The  Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason, the collateral should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells  portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed price  reflecting  a market rate of interest;  these agreements are considered borrowings for purposes of the Portfolio's  investment  limitations and policies concerning  borrowings.  There is a risk  that the  counterparty  to a  reverse  repurchase  agreement  will be  unable  or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio  may write  covered  call options on  securities  it owns.  Generally,  the purpose of writing these options is to reduce the effect of price  fluctuation of securities  held by the  Portfolio's  net asset  value.  Securities  on which call  options  may be written by the  Portfolio  are  purchased  solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio  writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing  the call  option.  The  Portfolio  writes  only  "covered"  call  options on  securities  it owns.  So long as the obligation  of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring  it to deliver the  underlying  security  against  payment of the  exercise  price.  The  Portfolio  may be  obligated  to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call  option,  it pays a premium  for the right to  purchase a security  from the writer at a  specified  price  until a specified  date.  A call option  would be  purchased  by the  Portfolio  to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call options,  which the  Portfolio  will not do), but is capable of enhancing the Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security  above the  exercise  price,  but conversely  retains the risk of loss should the price of the  security  decline.  If a call option that the  Portfolio  has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  in the case of a call  option,  that gain may be offset by a decline  in the  market  value of the  underlying  security  during  the option period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale or  purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts between the Portfolio and its counter-party  with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases  an OTC option,  it generally  will be able to "close out" the option  prior to its  expiration  only by entering  into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased  the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in
OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this
Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or purchases) an option is the amount at which the option is currently  traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability  on the  Portfolio's  statement  of assets and  liabilities.  This  liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign  issuers  (including  governments,  quasi-governments  and  foreign  banks) and  foreign  branches  of U.S.  banks, including  negotiable CDs and  commercial  paper.  These  investments  are subject to the  Portfolio's  quality  standards.
While  investments  in  foreign  securities  are  intended  to  reduce  risk by  providing  further  diversification,  such investments  involve  sovereign  and other  risks,  in addition to the credit and market  risks  normally  associated  with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing  securities that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3)
warrants,  (4) CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'  acceptances  issued by  foreign  banks,  (5)
obligations of other  corporations,  and (6)  obligations of foreign  governments,  or their  subdivisions,  agencies,  and
instrumentalities,   international  agencies,  and  supranational   entities.   Risks  of  investing  in  foreign  currency
denominated  securities  include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse changes in investment  or exchange  control  regulations  (which  could  prevent cash from being  brought  back to the U.S.),  and (3)
expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United  States,  thus  increasing  the risk of delayed  settlements of portfolio transactions or loss of certificates for portfolio  securities.  For an additional  discussion of the risks associated with foreign  securities,  whether  denominated  in U.S.  dollars or foreign  currencies,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the  Portfolio is uninvested  and no return is earned  thereon.  The  inability of the Portfolio to make intended  security purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose  of  portfolio  securities  due to  settlement  problems  could  result  either in losses to the  Portfolio  due to subsequent  declines in value of the  portfolio  securities,  or, if the  Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their  agencies or  instrumentalities.  Foreign debt  securities  are subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this  Statement and in the Trust's  Prospectus  under  "Investment  Objectives  and Policies" and "Certain Risk Factors and
Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Portfolio may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio  is not  restricted  in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio may engage in foreign  currency  exchange  transactions.  Foreign currency  exchange  transactions  will be conducted either on a spot (i.e.,  cash) basis at the spot rate prevailing in the
                                                                      ----
foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies
("forward  contracts").  The  Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future foreign currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract for the purchase  or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign  currency  involved  in the  underlying security  transactions,  the  Portfolio  will be able to protect  itself  against a  possible  loss.  When the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also  enter  into a forward  contract  to sell the  amount of foreign  currency  for a fixed  amount of  dollars  which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts in one  currency to hedge  against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor  believes that there is a pattern of  correlation  between the two  currencies.  The  Portfolio  may also  purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency will appreciate or depreciate in value, but securities in that currency do not present  attractive  investment  opportunities  and are not held in the  Portfolio's portfolio.

         When the Portfolio engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other  assets  denominated  in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign currency or terminate its  contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such  foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign currency,  it may be  required  to obtain  such  currency  through the sale of  portfolio  securities  denominated  in such currency  or  through  conversion  of  other  assets  into  such  currency.  If  the  Portfolio  engages  in an  offsetting transaction,  it will  incur a gain or a loss to the  extent  that  there has been a change  in  forward  contract  prices.
Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed  appropriate by the
Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be achieved  at some future  point in time.  The  precise  projection  of  short-term  currency market movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter  forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit from such  transactions,  unanticipated changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there  may  be  imperfect  correlation  between  the  Portfolio's  holdings  of  securities denominated in a particular  currency and forward contracts entered into by the Portfolio.  Such imperfect  correlation may cause the  Portfolio  to sustain  losses  which will  prevent it from  achieving  a complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter  into a  forward  contract  with a term of  greater  than one year.  The
Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies,  the Portfolio will either cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider  its  position  covered if it has securities  in the  currency  subject to the forward  contract,  or otherwise  has the right to obtain that  currency at no additional cost. In the  alternative,  the Portfolio will place cash, fixed income,  or equity  securities  (denominated in the foreign  currency  subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal  the  value of the  Portfolio's  assets  which  are  committed  to the  consummation  of  foreign  currency  exchange contracts.  If the value of the securities  placed in the separate  account  declines,  the Portfolio will place additional cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S.-dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the  Portfolio  may  purchase  put options on the foreign  currency.  If the value of the  currency declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such  currency.  This  would  result  in a gain  that may  offset,  in whole or in part,  the  negative  effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options on such currency.  If the value of such currency  increases  sufficiently,  the  Portfolio  will have the right to purchase that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a purchase  would result in a gain that may offset, at least partially,  the effect of any  currency-related  increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions,  however, the benefit the Portfolio derives from purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes.  For example,  if the Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If unanticipated  exchange rate fluctuations  occur, a put or call option may be exercised and the Portfolio could be  required  to purchase  or sell the  underlying  currency  at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be  required to forego all or a portion of the benefits  which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.
Options  on  foreign  currencies  may be traded on U.S.  or  foreign  exchanges  or  over-the-counter  options  or  foreign currencies  that are traded on the OTC market and involve  liquidity  and credit  risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire  that  foreign  currency without  additional  cash  consideration.  A call option is also covered if the Portfolio  holds a call on the same foreign currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the difference is maintained by the Portfolio in cash,  fixed income or equity  securities in a segregated  account with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Portfolio will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation of a large percentage of the Portfolio's  assets could impede portfolio  management or the Portfolio's  ability to meet current  obligations.  The  Portfolio  may be unable  promptly to dispose of assets that cover,  or are  segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the
Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs)
are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio  may invest in preferred  stock.  Unlike  interest  payments on debt  securities, dividends  on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although preferred  shareholders  may have certain  rights if  dividends  are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money  market  instruments,  U.S.  Government  or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's Ratings
Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any other  nationally  recognized  statistical  rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor to such rated  securities.
The ratings of an NRSRO  represent  its opinion as to the quality of  securities  it  undertakes  to rate.  Ratings are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio  mainly refers to ratings  assigned by
S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they no longer would be eligible for purchase by the  Portfolio,  the  Portfolio  will engage in an orderly  disposition  of the  securities to the extent necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The  Portfolio  may invest in  convertible  securities  of any  quality.  A  convertible security  entitles the holder to receive  interest  paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible  security  matures or is redeemed,  converted or  exchanged.  Before  conversion,  convertible  securities ordinarily  provide a stream of income with  generally  higher  yields  than those of common  stocks of the same or similar issuers,  but  lower  than  the  yield  on  non-convertible  debt.  Convertible  securities  are  usually  subordinated  to comparable-tier  nonconvertible  securities  but rank senior to common  stock in a  corporation's  capital  structure.  The value of a  convertible  security  is a function  of (1) its yield in  comparison  with the yields of other  securities  of comparable maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted into the underlying  common stock.  Convertible  debt  securities are subject to the  Portfolio's  investment  policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established  in the  security's  governing  instrument.  If a  convertible  security  held by the  Portfolio  is called for redemption,  the Portfolio  will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse  effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial paper  receiving  the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the  Sub-advisor  to be of equivalent quality.

         The Portfolio may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking  and  Savings  Institution  Securities.  The  Portfolio  may invest in  banking  and  savings  institution obligations,  which include CDs, time deposits,  bankers'  acceptances,  and other  short-term debt  obligations  issued by savings  institutions.  CDs are receipts for funds deposited for a specified  period of time at a specified rate of return;
time  deposits  generally are similar to CDs, but are  uncertificated;  and bankers'  acceptances  are time drafts drawn on commercial banks by borrowers,  usually in connection with international commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Neuberger  Berman Mid-Cap Growth  Portfolio.  These  limitations  are not  fundamental  restrictions  and can be changed without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase  securities if outstanding  borrowings,  including any reverse  repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such  short-term  credits as are  necessary for the clearance of  securities  transactions.  Margin  payments in connection with  transactions  in futures  contracts and options on futures  contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The  Portfolio  may not sell  securities  short,  unless it owns or has the  right to  obtain  securities equivalent  in kind and  amount to the  securities  sold  without  payment of  additional  consideration.  Transactions  in futures contracts and options shall not constitute selling securities short.

         6.       The  Portfolio  may not purchase  any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary  course of  business  for  approximately  the amount at which the  Portfolio  has valued the  securities,  such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio  may lend  portfolio  securities  with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.  Borrowers  are required continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily.  The  Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason, the collateral should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells  portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed price  reflecting  a market rate of interest;  these agreements are considered borrowings for purposes of the Portfolio's  investment  limitations and policies concerning  borrowings.  There is a risk  that the  counterparty  to a  reverse  repurchase  agreement  will be  unable  or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase  call options in related  closing  transactions.  Generally,  the purpose of writing  these options is to reduce the effect of price  fluctuations  of securities  held by the Portfolio on the  Portfolio's  net asset value.  Securities on which call options may be written by the  Portfolio  are purchased  solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio  writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing  the call  option.  The  Portfolio  writes  only  "covered"  call  options on  securities  it owns.  So long as the obligation  of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring  it to deliver the  underlying  security  against  payment of the  exercise  price.  The  Portfolio  may be  obligated  to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call  option,  it pays a premium  for the right to  purchase a security  from the writer at a  specified  price  until a specified  date.  A call option  would be  purchased  by the  Portfolio  to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call options,  which the  Portfolio  will not do), but is capable of enhancing the Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security  above the  exercise  price,  but conversely  retains the risk of loss should the price of the  security  decline.  If a call option that the  Portfolio  has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline  in the market  value of the  underlying  security  during the  option  period.  If the call  option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing  purchase  transaction" to purchase an option of the same series.  If an option is purchased by the Portfolio and is never  exercised,  the Portfolio  will lose the entire amount of the premium paid.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts between the Portfolio and its counter-party  with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases  an OTC option,  it generally  will be able to "close out" the option  prior to its  expiration  only by entering  into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased  the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in
OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this
Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or purchases) an option is the amount at which the option is currently  traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability  on the  Portfolio's  statement  of assets and  liabilities.  This  liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  securities  issued by foreign  issuers
(including  governments and  quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Portfolio's  quality  standards.  While investments in foreign  securities are intended to reduce risk by providing  further  diversification,  such  investments  involve  sovereign and other risks,  in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing  securities that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3)
CDs,  commercial paper,  fixed-time  deposits,  and bankers'  acceptances issued by foreign banks, (4) obligations of other corporations,  and (5)  obligations  of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities, international  agencies,  and  supranational  entities.  Risks of  investing  in foreign  currency  denominated  securities include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse  changes in  investment or exchange control  regulations  (which  could  prevent  cash  from  being  brought  back  to the  U.S.),  and  (3)  expropriation  or nationalization  of foreign  portfolio  companies.  Mail service  between the U.S. and foreign  countries  may be slower or less reliable than within the United States, thus increasing the risk of delayed  settlements of portfolio  transactions or loss of  certificates  for  portfolio  securities.  For an  additional  discussion  of the risks  associated  with  foreign securities,  whether  denominated in U.S.  dollars or foreign  currencies,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the  Portfolio is uninvested  and no return is earned  thereon.  The  inability of the Portfolio to make intended  security purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose  of  portfolio  securities  due to  settlement  problems  could  result  either in losses to the  Portfolio  due to subsequent  declines in value of the  portfolio  securities,  or, if the  Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  The Portfolio may invest in lower-rated foreign debt  securities  subject to the  Portfolio's 15% limitation on lower-rated  debt  securities.  Foreign debt securities are subject  to  risks  similar  to those  of  other  foreign  securities,  as well as  risks  similar  to those of other  debt securities,  as discussed in this Statement and in the Trust's  Prospectus under  "Investment  Objectives and Policies" and
"Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Portfolio may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio  is not  restricted  in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio may engage in foreign  currency  exchange  transactions.  Foreign currency  exchange  transactions  will be conducted either on a spot (i.e.,  cash) basis at the spot rate prevailing in the
                                                                      ----
foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies
("forward  contracts").  The  Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract for the purchase  or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign  currency  involved  in the  underlying security  transactions,  the  Portfolio  will be able to protect  itself  against a  possible  loss.  When the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also  enter  into a forward  contract  to sell the  amount of foreign  currency  for a fixed  amount of  dollars  which approximates  the value of some or all of a Portfolio's  securities  denominated  in such foreign  currency.  The Portfolio may also engage in cross-hedging by using forward  contracts in one currency to hedge against  fluctuations in the value of securities  denominated  in a different  currency,  when the  Sub-advisor  believes that there is a pattern of  correlation between the two currencies.

         When the Portfolio engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other  assets  denominated  in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign currency or terminate its  contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such  foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign currency,  it may be  required  to obtain  such  currency  through the sale of  portfolio  securities  denominated  in such currency  or  through  conversion  of  other  assets  into  such  currency.  If  the  Portfolio  engages  in an  offsetting transaction,  it will  incur a gain or a loss to the  extent  that  there has been a change  in  forward  contract  prices.
Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed  appropriate by the
Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be achieved  at some future  point in time.  The  precise  projection  of  short-term  currency market movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter  forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit from such  transactions,  unanticipated changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there  may  be  imperfect  correlation  between  the  Portfolio's  holdings  of  securities denominated in a particular  currency and forward contracts entered into by the Portfolio.  Such imperfect  correlation may cause the  Portfolio  to sustain  losses  which will  prevent it from  achieving  a complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter  into a  forward  contract  with a term of  greater  than one year.  The
Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies,  the Portfolio will either cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider  its  position  covered if it has securities  in the  currency  subject to the forward  contract,  or otherwise  has the right to obtain that  currency at no additional cost. In the  alternative,  the Portfolio will place cash, fixed income,  or equity  securities  (denominated in the foreign  currency  subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal  the  value of the  Portfolio's  assets  which  are  committed  to the  consummation  of  foreign  currency  exchange contracts.  If the value of the securities  placed in the separate  account  declines,  the Portfolio will place additional cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S.-dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the  Portfolio  may  purchase  put options on the foreign  currency.  If the value of the  currency declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such  currency.  This  would  result  in a gain  that may  offset,  in whole or in part,  the  negative  effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options on such currency.  If the value of such currency  increases  sufficiently,  the  Portfolio  will have the right to purchase that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a purchase  would result in a gain that may offset, at least partially,  the effect of any  currency-related  increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions,  however, the benefit the Portfolio derives from purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes.  For example,  if the Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If unanticipated  exchange rate fluctuations  occur, a put or call option may be exercised and the Portfolio could be  required  to purchase  or sell the  underlying  currency  at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be  required to forego all or a portion of the benefits  which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.
Certain options on foreign  currencies are traded on the OTC market and involve  liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire  that  foreign  currency without  additional  cash  consideration.  A call option is also covered if the Portfolio  holds a call on the same foreign currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the difference is maintained by the Portfolio in cash,  fixed income or equity  securities in a segregated  account with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Portfolio will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation of a large percentage of the Portfolio's  assets could impede portfolio  management or the Portfolio's  ability to meet current  obligations.  The  Portfolio  may be unable  promptly to dispose of assets that cover,  or are  segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs  involves  certain  unique  risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
REITs are dependent upon management skills, are not diversified  (except to the extent the Code requires),  and are subject
to  the  risks  of  financing  projects.  REITs  are  subject  to  heavy  cash  flow  dependency,   default  by  borrowers,
self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for distributed  income under the
Code and failing to maintain their exemptions from the Investment  Company Act of 1940. REITs  (especially  mortgage REITs)
are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio  may invest in preferred  stock.  Unlike  interest  payments on debt  securities, dividends  on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although preferred  shareholders  may have certain  rights if  dividends  are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money  market  instruments,  U.S.  Government  or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's Ratings
Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any other  nationally  recognized  statistical  rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor  to such rated  securities
("Comparable  Unrated  Securities").  In addition,  the Portfolio  may invest up to 15% of its net assets,  measured at the time of investment,  in corporate debt  securities  rated below  investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO  represent  its  opinion  as to the  quality of  securities  it  undertakes  to rate.  Ratings  are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio  mainly refers to ratings  assigned by
S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         Convertible Securities.  The Portfolio may invest in convertible  securities.  A convertible security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income with generally  higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities are usually  subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison  with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established  in the  security's  governing  instrument.  If a  convertible  security  held by the  Portfolio  is called for redemption,  the Portfolio  will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse  effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial paper  receiving  the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the  Sub-advisor  to be of equivalent quality.

         The Portfolio may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon  Securities.  The  Portfolio  may invest up to 5% of its net assets in zero coupon  securities,  which are debt  obligations  that do not entitle the holder to any  periodic  payment of interest  prior to maturity or specify a future date when the  securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount  from their face amount or par value,  which discount varies  depending on prevailing  interest  rates,  the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest  periodically  and are likely to respond to changes in interest  rates to a greater  degree than do other types of debt securities having similar maturities and credit quality.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Neuberger  Berman Mid-Cap Value  Portfolio.  These  limitations  are not  fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase  securities if outstanding  borrowings,  including any reverse  repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such  short-term  credits as are  necessary for the clearance of  securities  transactions.  Margin  payments in connection with  transactions  in futures  contracts and options on futures  contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The  Portfolio  may not sell  securities  short,  unless it owns or has the  right to  obtain  securities equivalent  in kind and  amount to the  securities  sold  without  payment of  additional  consideration.  Transactions  in futures contracts and options shall not constitute selling securities short.

         6.       The  Portfolio  may not purchase  any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary  course of  business  for  approximately  the amount at which the  Portfolio  has valued the  securities,  such as repurchase agreements maturing in more than seven days.

         7.       The Portfolio may not invest in puts, calls, straddles,  spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against  portfolio  securities  having a market value not exceeding
10% of its net assets and (ii)  purchase call options in related  closing  transactions.  The  Portfolio  does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         8.       The  Portfolio  may not invest more than 10% of the value of its total  assets in  securities  of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In order to afford the Portfolio  the  flexibility  to take  advantage of new  opportunities  for investments in accordance with its investment objective or to meet redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market  instruments  including,  but not limited to,  certificates of deposit,  time deposits and bankers' acceptances issued by domestic bank and thrift institutions,  U.S. Government securities,  commercial paper and repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical market factors suggests that common stock prices will decline  sufficiently so that a temporary  defensive  position is deemed  advisable, the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities  issued by the U.S.
Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are outstanding  nonconvertible  corporate debt  securities  (e.g., bonds and  debentures)  which have one year or less  remaining  to  maturity.  Corporate  debt  securities  may have fixed, variable,  or floating rates.  For additional  discussion on Short-term  Corporate Debt Securities see this Statement under
"Certain Risk Factors and Investment Methods."

         Commercial Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the  Portfolio  would acquire a high quality money market  instrument  for a relatively  short period  (usually not more than one week)  subject to an obligation of the seller to repurchase,  and the Portfolio to resell,  the  instrument at an agreed price  (including  accrued  interest) and time, thereby  determining the yield during the Portfolio's  holding period.  Repurchase  agreements may be viewed as loans by the Portfolio  collateralized by the underlying  instrument.  This arrangement results in a fixed rate of return that is not  subject to market  fluctuations  during the  Portfolio's  holding  period and not  necessarily  related to the rate of return on the  underlying  instrument.  The value of the sold  securities,  including  accrued  interest,  will be at least equal at all times to the total  amount of the  repurchase  obligation,  including  interest.  For  additional  information about  repurchase  agreements  and their risks,  see the Trust's  Prospectus  under  "Certain  Risk factors and  Investment
Methods."

         Small  Capitalization and Related  Investments.  Certain companies in which the Portfolio will invest may still be in the  developmental  stage.  Investing in smaller,  newer  issuers  generally  involves  greater  risk than  investing in larger,  more established  issuers.  Such companies may have limited product lines,  markets or financial resources and may lack  management  depth.  Their  securities  may have  limited  marketability  and may be subject to more abrupt or erratic price  movements than securities of larger,  more  established  companies or the market averages in general.  The Portfolio also may invest in older  companies  that appear to be  entering a new stage of growth  progress  owing to factors  such as management  changes or development of new  technology,  products or markets,  or companies  providing  products or services with a high unit volume growth rate.  These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and  Rights.  The  Portfolio  may invest in  securities  convertible  into or exchangeable  for equity  securities,  including  warrants and rights.  A warrant is a type of security  that  entitles the holder to buy a  proportionate  amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also  represent  the right to buy common  shares,  normally have a  subscription  price lower than the current market value of the common stock and a life of two to four  weeks.  Warrants  may be  freely  transferable  and may be  traded  on the  major  securities  exchanges.  For additional  discussion  about  Convertible  Securities,  Warrants,  and Rights and their risks,  see this  Statement  under
"Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5% of its total assets in Portfolio  Depositary  Receipts,  exchange-traded  shares issued by  investment  companies, typically unit investment  trusts,  holding  portfolios of common stocks designed to replicated and,  therefore,  track the performance  of various  broadly-based  securities  indexes or sectors of such  indexes.  For example,  the  Portfolio  may invest in Standard & Poor's  Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose portfolio tracks the
S&P 500 Composite  Stock Price Index,  or Standard & Poor's  MidCap 400  Depositary  Receipts(R)(MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

         Lending of Portfolio  Securities.  The Portfolio will not lend  securities to the  Sub-advisor or its  affiliates.
By lending its  securities,  the Portfolio  can increase its income by  continuing to receive  interest or dividends on the loaned  securities as well as by either  investing the cash collateral or by earning income in the form of interest paid by the  borrower  when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will  adhere  to the  following conditions  whenever its  securities  are loaned:  (a) the Portfolio  must receive at least 100 percent cash  collateral or equivalent  securities from the borrower,  (b) the borrower must increase this collateral  whenever the market value of the loaned  securities  including  accrued  interest  exceeds  the value of the  collateral,  (c) the  Portfolio  must  receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions on the loaned  securities and any increase in market value,  (d) the Portfolio may pay only  reasonable  custodian fees in connection  with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The  Portfolio  may  purchase  put and call  options and write  (sell) put and covered  call  options on securities and securities  indexes to increase gain or to hedge against the risk of unfavorable  price movements  although, as in the past,  it does not  currently  intend to rely on these  strategies  extensively,  if at all. The  Portfolio  will purchase or write  options  only if such  options  are  exchange-traded  or traded on an  automated  quotation  system of a national securities association.

         The Portfolio  will only sell options that are  "covered." A call option written by the Portfolio on a security is
"covered" if the Portfolio  owns the  underlying  security  covered by the call or has an absolute and  immediate  right to acquire that security without  additional cash  consideration  (or for additional cash  consideration  held in a segregated account)  upon  conversion  or exchange of other  securities  held in its  portfolio.  A call option is also covered if the
Portfolio  holds a call on the same security as the call written where the exercise  price of the call held is (a) equal to or less than the  exercise  price of the call  written or (b) greater  than the  exercise  price of the call written if the difference  is  maintained  by the  Portfolio  in cash or other  liquid  assets in a  segregated  account.  A put option is considered  to be  "covered" if the  Portfolio  maintains  cash or other  liquid  assets with a value equal to the exercise price in a segregated  account or else holds a put on the same security as the put written where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although  the  Portfolio  will  generally  not purchase or write  options that appear to lack an active  secondary market,  there is no assurance  that a liquid  secondary  market on an exchange will exist for any  particular  option.  In such event it might not be possible to effect  closing  transactions  in particular  options,  so that the Portfolio  would have to exercise its option in order to realize any profit and would incur brokerage  commissions  upon the exercise of the options.  If the  Portfolio,  as a covered call option  writer,  is unable to effect a closing  purchase  transaction  in a secondary  market,  it will not be able to sell the  underlying  security until the option  expires,  until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on securities,  the Portfolio may also purchase and sell call and put options on securities indexes.  The  Portfolio  may offset its position in stock index  options  prior to  expiration  by entering into a closing transaction  on an exchange or it may let the option  expire  unexercised.  The Portfolio  will not purchase  these options unless the Sub-advisor is satisfied with the  development,  depth and liquidity of the market and the Sub-advisor  believes the options can be closed out.

         The Portfolio will not purchase  options if, as a result,  the aggregate cost of all  outstanding  options exceeds
10% of the  Portfolio's  total  assets,  although no more than 5% of the total  assets will be  committed  to  transactions entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures.  Futures are generally  bought and sold on the commodities exchanges where they are listed.  A stock index future obligates the seller to deliver (and the purchaser to take)
an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific  stock index at the close of the last  trading day of the contract and the price at which the  agreement is made.  No physical  delivery of the underlying stocks in the index is made.

         While  incidental to its  securities  activities,  the Portfolio may purchase  index futures as a substitute for a comparable  market  position in the  underlying  securities.  Securities  index futures might be sold to protect  against a general  decline  in the value of  securities  of the type that  comprise  the  index.  Put  options  on  futures  might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to compensate for the imperfect  correlation of movements in the price of the securities being hedged and movements in the price of the stock index  futures,  the  Portfolio may buy or sell stock index futures  contracts in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the historical  volatility of the stock index  futures has been less or greater  than that of the  securities.  Such "over  hedging" or "under  hedging"  may adversely  affect the  Portfolio's  net investment  results if market  movements are not as  anticipated  when the hedge is established.

         The  Portfolio  will sell  options  on stock  index  futures  contracts  only as part of closing  transactions  to terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The  Portfolio's  use, if any, of stock index  futures and options  thereon will in all cases be  consistent  with applicable  regulatory  requirements  and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging,  risk management or other portfolio management  purposes.  If the Portfolio exercises an option on a futures  contract  it will be  obligated  to post  initial  margin  (and  potential  subsequent  variation  margin) for the resulting  futures  position  just as it  would  for any  position.  In order to cover  its  potential  obligations  if the
Portfolio  enters into futures  contracts or options thereon,  the Portfolio will maintain a segregated  account which will contain  only liquid  assets in an amount equal to the total  market  value of such  futures  contracts  less the amount of initial margin on deposit for such contracts.

         For  additional  information  about futures  contracts  and related  options,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The Portfolio may borrow from banks for temporary or emergency  purposes.  If asset  coverage for such borrowings  should decline below the required 300% as a result of market  fluctuations or other reasons,  the Portfolio may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset coverage,  even though it may be  disadvantageous  from an  investment  standpoint  to sell  securities at that time.  Additional  information  about borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alger All-Cap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the  Portfolio  may take margin  deposits in  connection  with  futures  contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Portfolio's  total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The Portfolio may not invest more than 15% of the assets of the Portfolio  (taken at the time of the  investments)
in  "illiquid  securities,"  illiquid  securities  being  defined to  include  securities  subject to legal or  contractual restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days, certain  options  traded over the counter  that the  Portfolio  has  purchased,  securities  being used to cover  options a
Portfolio  has written,  securities  for which market  quotations  are not readily  available,  or other  securities  which legally or in the Sub-advisor's option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities  when it appears to the  Portfolio's
Sub-advisor  that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible  security,  the
Sub-advisor  places primary  emphasis on the  attractiveness  of the underlying  common stock and the potential for capital growth through  conversion.  The Portfolio will normally  purchase only investment grade convertible debt securities having a rating of, or  equivalent  to, at least "BBB"  (which  securities  may have  speculative  characteristics)  by Standard &
Poor's  Rating  Service  ("S&P") or, if unrated,  judged by the  Sub-advisor  to be of  comparable  quality.  However,  the
Portfolio  may also  invest  up to 25% of its  assets  in more  speculative  convertible  debt  securities,  provided  such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities  may include  corporate  notes or  preferred  stock but are  ordinarily  a long-term  debt obligation  of the  issuer  convertible  at a stated  exchange  rate  into  common  stock of the  issuer.  As with all debt securities,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase  as interest  rates  decline.  Convertible  securities  generally  offer  lower  interest or dividend  yields than non-convertible  securities  of  similar  quality.  However,  when  the  market  price of the  common  stock  underlying  a convertible  security  exceeds the conversion  price,  the price of the convertible  security tends to reflect the value of the underlying  common stock. As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the  underlying  common stock.
Convertible  securities rank senior to common stocks in an issuer's  capital  structure and  consequently  entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible  securities for the Portfolio,  the Sub-advisor relies primarily on its own evaluation of the issuer and the  potential  for capital  growth  through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating absent a change in its own evaluation of the  underlying  common stock and the ability of the issuer to pay  principal  and  interest or dividends  when due without  disrupting  its business  goals.
Interest  or  dividend  yield is a factor  only to the  extent  it is  reasonably  consistent  with  prevailing  rates  for securities of similar  quality and thereby  provides a support  level for the market price of the  security.  The Portfolio will purchase the convertible  securities of highly leveraged  issuers only when, in the judgment of the  Sub-advisor,  the risk of default is outweighed by the potential for capital growth.

         The issuers of debt obligations having speculative  characteristics may experience  difficulty in paying principal and  interest  when due in the event of a downturn  in the  economy or  unanticipated  corporate  developments.  The market prices of such  securities  may become  increasingly  volatile  in  periods  of  economic  uncertainty.  Moreover,  adverse publicity  or the  perceptions  of  investors,  over  which the  Sub-advisor  has no  control  and  whether or not based on
Fundamental  analysis,  may decrease the market price and  liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid  exposing the Portfolio to such risks,  there is no assurance  that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

         Lower-rated  Debt Securities.  The Portfolio may invest up to 5% of its assets in low-rated and unrated  corporate debt  securities  (often  referred  to as "junk  bonds").  Corporate  debt  securities  that are  either  unrated or have a predominantly  speculative rating may present  opportunities for significant long-term capital growth if the ability of the issuer to repay principal and interest when due is  underestimated  by the market or the rating  organizations.  Because of its perceived  credit weakness,  the issuer is generally  required to pay a higher interest rate and/or its debt securities may be selling at a significantly  lower market price than the debt  securities of other issuers.  If the inherent value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may  appreciate  significantly.  The  Sub-advisor  believes that its research on the credit and balance  sheet  strength of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the objective of capital growth than  alternative  investments in common  stocks.  Of course,  there can be no assurance  that the  Sub-advisor  will be successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's  Investors  Service,  Inc.  ("Moody's")  and S&P generally  represent the opinions of those organizations  as to the quality of the securities  that they rate.  Such ratings,  however,  are relative and  subjective, and are not absolute  standards of quality.  Although the  Sub-advisor  uses these ratings as a criterion for the selection of  securities  for the  Portfolio,  the  Sub-advisor  also  relies  on its  independent  analysis  to  evaluate  potential investments  for the  Portfolio.  The Portfolio  does not intend to purchase  debt  securities  for which a liquid  trading market does not exist, but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and their risks is included in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The Portfolio may borrow subject to certain  restrictions  set forth in the Trust's  Prospectus  under
"Certain Risk Factors and Investment  Methods" and in this Statement  under  "Investment  Restrictions."  The Portfolio may mortgage,  pledge or hypothecate up to 20% of its assets to secure permissible  borrowings.  Money borrowed will be subject to interest  costs,  which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants  and  Rights.  The  Portfolio  may invest in  warrants  and rights (in  addition to those acquired in units or attached to other  securities),  which entitle the holder to buy equity securities at a specific price for or at the end of a specific  period of time.  The value of a right or warrant may  decline  because of a decline in the value of the underlying  security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose  equity  underlies  the  warrant,  a change in the  perception  as to the future  price of the  underlying security,  or any  combination  thereof.  Additional  information  about warrants and rights and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small,  less  well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies may have a limited trading  market,  which may  adversely  affect  their  disposition  and can result in their being  priced  lower than might otherwise be the case. If other  investment  companies  and investors who invest in such issuers trade the same  securities when the  Portfolio  attempts to dispose of its holdings,  the  Portfolio may receive lower prices than might  otherwise be obtained.

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In  making  such  investments,  the  Portfolio  will  be  subject  to its  diversification  and  other  investment restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be  invested in the  securities  of any issuer (see this  Statement  under  "Investment  Restrictions").  Because  such investments  are  ordinarily  short term in nature,  they will tend to increase the  Portfolio's  portfolio  turnover rate, thereby  increasing its brokerage and other  transaction  expenses.  The Sub-advisor  intends to select  investments of the type  described  that, in its view,  have a reasonable  prospect of capital  growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and  Forward  Commitment  Transactions.  The  Portfolio  may  enter  into  forward commitments  for the purchase or sale of securities,  including on a "when issued" or "delayed  delivery"  basis, in excess of customary  settlement periods for the type of securities  involved.  In some cases, the obligations of the parties under a forward  commitment may be conditioned upon the occurrence of a subsequent  event, such as approval and consummation of a merger,  corporate  reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are  negotiated,  the price is fixed at the time of the  commitment,  with  payment and delivery  generally  taking place a month or more after the date of the  commitment.  While the Portfolio  will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the Portfolio  may sell the security  before the  settlement  date if it is deemed  advisable.  The Portfolio will segregate  with its custodian  cash or liquid  securities in an aggregate  amount at least  equal  to the  amount  of  its  outstanding  forward  commitments.  Additional  information  regarding  when-issued, delayed-delivery  and  forward  commitment  transactions  and their risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio  may invest up to 10% of its total assets in the  securities of other investment  companies,  including  small  business  investment  companies.  (Not more than 5% of its  total  assets  may be invested in any one  investment  company,  nor will the  Portfolio  purchase  more than 3% of the  securities  of any other investment  company.)  To the  extent  that  the  Portfolio  invests  in the  securities  of  other  investment  companies, shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The  Portfolio  may,  from time to time,  make short sales of securities it owns or has the right to acquire  through  conversion or exchange of other  securities it owns (short sales "against the box"). In a short sale, the
Portfolio does not  immediately  deliver the securities  sold or receive the proceeds from the sale. The Portfolio may make a short sale  against the box in order to hedge  against  market  risks when it believes  that the price of a security  may decline,  affecting the Portfolio  directly if it owns that security or causing a decline in the value of a security  owned by the Portfolio that is convertible into the security sold short.

         To secure its  obligations to deliver the  securities  sold short,  the Portfolio  will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into, or exchangeable  for, the  securities.  The Portfolio may close out a short  position by  purchasing  and  delivering an equal amount of  securities  sold  short,  rather  than by  delivering  securities  already  held by the  Portfolio,  because the
Portfolio  may want to continue  to receive  interest  and  dividend  payments  on  securities  in its  portfolio  that are convertible into the securities sold short.

         Options.  The  Portfolio  may  purchase or sell listed call or put options on  securities  as a means of achieving additional  return or of  hedging  the value of the  Portfolio's  portfolio.  In  addition  to  changes  in the price of an underlying  security,  other  principal  factors  affecting the market value of a put or a call option  include  supply and demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolio  will only write calls options if they are covered.  A call option is covered if the Portfolio  owns the  underlying  security  covered by the call or has an absolute  and  immediate  right to acquire that  security  without additional cash  consideration  (or for additional cash  consideration if cash or other liquid assets with a value equal to such  additional  consideration  are  segregated  with the  Portfolio's  custodian)  upon  conversion  or exchange of other securities  held in its  portfolio.  A call option is also covered if the  Portfolio  holds a call on the same  security as the call  written  where the exercise  price of the call held is (1) equal to or less than the  exercise  price of the call written or (2) greater than the exercise  price of the call written if cash or other liquid assets equal to the  difference are  segregated  with the  custodian.  If the Portfolio  writes a put option,  the Portfolio  will  segregate cash or other assets with a value equal to the exercise  price of the option,  or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the  Portfolio  has  written an option,  it may  terminate  its  obligation  by  effecting  a closing  purchase transaction.  However,  once the Portfolio has been assigned an exercise  notice,  the Portfolio will be unable to effect a closing  purchase  transaction.  Similarly,  if the  Portfolio is the holder of an option it may  liquidate its position by effecting  a closing  sale  transaction.  This is  accomplished  by  selling  an option  of the same  series as the  option previously  purchased.  There can be no assurance that either a closing  purchase or sale  transaction can be effected when the  Portfolio  so desires.  The  Portfolio  will  realize a profit  from a closing  sale  transaction  if the price of the transaction  is more than the premium paid to purchase the option;  the  Portfolio  will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase  or write only those  options  for which  there  appears to be an active secondary  market.  If, however,  there is no liquid  secondary  market when the Sub-advisor  wishes to close out an option the Portfolio has purchased,  it might not be possible to effect a closing sale  transaction,  so that the Portfolio  would have to exercise  its options in order to realize any profit and would incur  brokerage  commissions  upon the  exercise of call  options and upon the  subsequent  disposition  of  underlying  securities  for the  exercise of put  options.  If the
Portfolio,  as a covered call option writer,  is unable to effect a closing purchase  transaction in a secondary market, it will not be able to sell the  underlying  security  until the option  expires or it delivers the  underlying  security upon exercise or otherwise covers the position.

         In addition to options on securities,  the Portfolio may also purchase and sell call and put options on securities indices.  The  Portfolio  may offset its position in stock index  options  prior to  expiration  by entering into a closing transaction on an exchange or it may let the option it has purchased  expire  unexercised.  The Portfolio may write put and call options on stock indices for the purposes of increasing its gross income,  thereby partially  protecting its portfolio against  declines in the value of the  securities  it owns or  increases  in the value of  securities  to be  acquired.  In addition,  the  Portfolio may purchase put and call options on stock  indices in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or  industry  segment  advance.  While one purpose of writing such options is to generate additional income for the Portfolio,  the Portfolio  recognizes that it may be required to  deliver  an amount of cash in excess of the  market  value of a stock  index at such time as an option  written  by the
Portfolio is exercised by the holder.  Because options on securities  indices  require  settlement in cash, the Sub-advisor may be forced to liquidate  portfolio  securities to meet settlement  obligations.  The Portfolio will not purchase options on indexes unless the  Sub-advisor is satisfied with the  development,  depth and liquidity of the market and believes that the options can be closed out.

         Although  the  Sub-advisor  will  attempt to take  appropriate  measures  to  minimize  the risks  relating to the
Portfolio's  writing  of put  and  call  options,  there  can be no  assurance  that  the  Portfolio  will  succeed  in any option-writing program it undertakes.

         Additional  information  about options on securities  and  securities  indices and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts and Options on Futures.  The Portfolio  may enter into futures  contracts  that are traded on a
U.S.  exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts, the Portfolio may at some future date enter into such options.  Investments in futures  contracts and related  options will be made by the Portfolio  solely for the purpose of hedging against changes in the value of its portfolio  securities or in the value of securities it intends to purchase.  Such investments  will only be made if they are  economically  appropriate to the  reduction of risks  involved in the  management  of the  Portfolio.  In this regard,  the  Portfolio may enter into futures contracts or options on futures relating to securities  indices or other financial  instruments,  including but not limited  to U.S.  Government  securities.  Futures  exchanges  and  trading in the United  States are  regulated  under the
Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial margin payments required in connection with futures  contracts will range from  approximately 1% to 10% of the  contract  amount.  Initial  margin  amounts  are  subject  to  change by the  exchange  or board of trade on which the contract  is traded,  and  brokers or members of such board of trade may charge  higher  amounts.  At any time prior to the expiration  of a futures  contract,  the portfolio  may elect to close the position by taking an opposite  position,  which will operate to terminate the Portfolio's  existing  position in the contract.  At expiration,  certain futures  contracts, including  stock and bond index  futures,  are settled on a net cash payment  basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The potential  loss related to the purchase of an option on a futures  contract is limited to the premium paid for the  option  (plus  transaction  costs).  There  are no daily  cash  payments  by the  purchaser  of an option on a futures contract to reflect  changes in the value of the underlying  contract;  however,  the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

         The Sub-advisor  may use such  instruments for the Portfolio  depending upon market  conditions  prevailing at the time and the perceived  investment  needs of the  Portfolio.  In the event the Portfolio  enters into futures  contracts or writes  related  options,  an amount of cash or other  liquid  assets  equal to the market  value of the  contract  will be segregated with the Portfolio's  custodian to  collateralize  the positions,  thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and  options  when it  chooses.  In addition,  hedging practices may not be available,  may be too costly to be used  effectively,  or may be unable to be used for other reasons.

         Additional  information about futures contracts,  options on futures contracts and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions in the  securities  of companies  that may also be suitable for  investment by the  Portfolio.  The securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the  completion  of  non-negotiated  offers for control of the  company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their advisory  accounts have or acquire a significant  position in the same securities.  However,  the Sub-advisor does not believe that the  investment  activities of its  affiliates  will have a material  adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution  over  orders  entered on behalf of  accounts  in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Portfolio may invest in the  securities of companies that are  investment  management  clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or  their  officers  or  directors  may  be  minority shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Gabelli  All-Cap  Value  Portfolio.  These  limitations  are not  Fundamental  restrictions  and can be changed without shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge  or  hypothecate  any of  its  assets  except  that,  in  connection  with  permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other investment  companies except in compliance with the Investment  Company
Act of 1940;

         4.       Invest,  in the aggregate,  more than 15% of the value of its total assets in securities for which market quotations  are not readily  available,  securities  that are  restricted  for public  sale,  or in  repurchase  agreements maturing or terminable in more than seven days;

         5.       Sell  securities  short,  except that the Portfolio may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  long-term  growth  of  capital  through investment primarily in common stocks of companies which own, develop,  refine,  service or transport natural resources and other basic  commodities.  Current  income is not a factor in the  selection  of stocks for  investment  by the  Portfolio.
Total return will consist primarily of capital appreciation (or depreciation).

Investment  Policies:  The Portfolio  will normally have  primarily all of its assets in equity  securities  (e.g.,  common stocks).  This portion of the  Portfolio's  assets will be subject to all of the risks of  investing  in the stock  market.
Up to 50% of the  Portfolio's  assets may be  invested  in  foreign  securities.  The  portion  of the  Portfolio's  assets invested  in  foreign  securities  will be subject  to the  additional  risks of  international  investing.  Please see the discussion  under  "Certain Risk Factors and  Investment  Methods" for more  information  about the risk factors of foreign investing.  There is risk in all  investment.  The value of the portfolio  securities of the Portfolio will fluctuate based upon market  conditions.  Although  the  Portfolio  seeks to reduce risk by  investing  in a  diversified  portfolio,  such diversification  does not eliminate all risk. The  fixed-income  securities in which the Portfolio may invest include,  but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Debt Obligations.  Although  primarily all of the Portfolio's  assets are invested in common stocks, the Portfolio may invest in  convertible  securities,  corporate and  government  debt  securities  and  preferred  stocks which hold the prospect of contributing to the  achievement of the Portfolio's  objective.  See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's  investment  program permits it to purchase below  investment  grade  securities.  Since investors generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher  quality  securities.  However,  the  principal  value of lower-rated  securities  generally will fluctuate more widely than higher  quality  securities.  Lower quality  investments entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations or their rating  systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt  Securities.  The Portfolio may invest in low quality bonds commonly  referred to as "junk bonds." Junk bonds are regarded as  predominantly  speculative  with  respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its  investment  objective will be more dependent on  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated bonds,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest  in a  pool  of mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its  rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance  with the  investment  policies  continued in the Trust's  Prospectus.  For a discussion  of  mortgage-backed securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt  of  prepayments  on the  mortgages.  Therefore,  depending  on the  type of CMOs in which a
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest  a  portion  of its  assets  in debt  obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the originator or any other  affiliated  entities and the amount and quality of any credit support  provided to the securities.
The rate of principal payment on asset-backed  securities  generally depends on the rate of principal  payments received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only  securities)  receive  the  interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be issued by U.S.  Government  Agencies or by private issuers  similar to those  described  above with  respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction as interest  rates.  The value of the other  mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will tend to move in the  opposite direction  compared to interest rates.  Under the Internal Revenue Code of 1986, as amended (the "Code"),  POs may generate taxable income from the current  accrual of original issue discount,  without a  corresponding  distribution of cash to the
Portfolio.

         The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of  principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal payments may have a material adverse effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial investment in an IO class of a stripped  mortgage-backed  security, even if the IO class is rated AAA or Aaa or is derived from a full
faith  and  credit  obligation.   Conversely,  if  the  underlying  mortgage  assets  experience  slower  than  anticipated prepayments  of  principal,  the  price on a PO  class  will be  affected  more  severely  than  would  be the case  with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid  securities  and,  accordingly,  limit its  investments  in such  securities,  together  with all  other  illiquid securities,  to 15% of the Portfolio's net assets.  Sub-advisor will determine the liquidity of these  investments based on the following guidelines:  the type of issuer; type of collateral,  including age and prepayment  characteristics;  rate of interest  on coupon  relative  to  current  market  rates  and the  effect of the rate on the  potential  for  prepayments;
complexity  of the issue's  structure,  including  the number of tranches;  size of the issue and the number of dealers who make a  market  in the IO or PO.  The  Portfolio  will  treat  non-government-issued  IOs and POs not  backed  by  fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered  call  options,  the
Portfolio  expects to generate  additional  premium income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will generally be written on securities or  currencies  which,  in  Sub-advisor  is opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be attractive  investments  for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its custodian for the term of the option, an account consisting of cash, U.S.  government  securities or other liquid high-grade debt obligations or other suitable  collateral as permitted by the SEC having a value equal to the fluctuating  market value of the optioned securities or currencies.  While such an option would be "covered" with sufficient  collateral to satisfy SEC  prohibitions on issuing senior securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered call option,  a Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities  or  currencies  not  subject  to an option,  the
Portfolio  has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the underlying  security or currency.  The
Portfolio  does not  consider  a  security  or  currency  covered  by a call to be  "pledged"  as that  term is used in the
Portfolio's  policy which limits the pledging or mortgaging of its assets.  If the Portfolio  writes  uncovered  options as described  above it will bear the risk of having to  purchase  the  security  subject to the option at a price  higher than the exercise price of the option.  As the price of a security could  appreciate  substantially,  the Portfolio's loss could be significant.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances  where the  Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.
Since the Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the underlying  security or currency would decline below the exercise price  less  the  premiums  received.  Such a  decline  could  be  substantial  and  result  in a  significant  loss to the
Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any,  with  respect to such  specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  put  options  for  defensive  purposes  in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The premium paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

         Purchasing Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio  has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples  of such uses of call  options  are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving dealer options.  Certain
risks  are  specific  to  dealer  options.   While  the  Portfolio  would  look  to  a  clearing  corporation  to  exercise exchange-traded  options,  if the  Portfolio  were to  purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock  index, interest  rate and currency  futures  ("futures"  or "futures  contracts").  The  Portfolio  may also enter into futures on commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The  Portfolio  may  purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindices  whose movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts  which are traded on national or foreign futures  exchanges,  and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield enhancement,  and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures  contracts or related  options if, with respect to positions  which do not
qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin deposits and premiums paid on those  positions  would exceed 5% of the net asset value of the  Portfolio  after  taking into  account  unrealized profits and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5% limitation.
For purposes of this policy options on futures  contracts and foreign  currency  options  traded on a commodities  exchange will be  considered  "related  options."  This  policy may be  modified  by the Board of  Trustees  of the Trust  without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Portfolio,  an amount of cash,  U.S.  government  securities or other liquid,  high-grade  debt  obligations,  equal to the market value of the futures  contracts and options  thereon (less any related margin  deposits),  will be identified by the
Portfolio to cover the position,  or alternative  cover (such as owning an offsetting  position)  will be employed.  Assets used as cover or held in an identified  account cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the  commitment  of a large  portion of a Portfolio's assets to cover or identified  accounts could impede  portfolio  management or the  Portfolio's  ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase or sell  futures  contracts  (or options thereon)  may be made on behalf of the  Portfolio  and other  mutual funds or  portfolios  of mutual  funds  managed by the
Sub-advisor or T. Rowe Price  International,  Inc. Such  aggregated  orders would be allocated  among such  portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such  futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  and  non-U.S.  dollar-denominated securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any international  mutual fund while others  relate more to the  countries  in which the  Portfolio  will  invest.  Many of the risks are more pronounced for investments in developing or emerging  countries,  such as many of the countries of Southeast
Asia,  Latin  America,  Eastern  Europe and the Middle East.  For an additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection with the management of the foreign  securities portion of its portfolio.  The Portfolio's use of such contracts would include,  but not be limited to, the following.  First,  when the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may  desire  to "lock  in" the U.S.  dollar  price of the  security.  Second,  when the  Sub-advisor believes that one currency may experience a substantial  movement against another  currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio  may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold exceeds the value of the securities denominated  in such  currency.  The use of this  basket  hedging  technique  may be more  efficient  and  economical  than entering into separate  forward  contracts for each  currency held in the  Portfolio.  The precise  matching of the forward contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities  in foreign  currencies  will  change as a  consequence  of market  movements  in the value of those  securities between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency market  movement  is  extremely  difficult,  and the  successful  execution  of a  short-term  hedging  strategy  is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is  important  to have the  flexibility  to enter into such  forward  contracts  when it  determines  that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward  contracts for any other purpose  consistent with the Portfolio's  investment objective and policies.  However,  the Portfolio will not enter into a forward  contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid,  high-grade  debt  securities and currency  available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risk factors involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward  foreign  exchange  contracts,  including  options  and  futures  on  currencies,  which  offset a  foreign  dollar denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the  securities or  currencies  comprising  the straddle  will be deemed not to begin until the straddle is  terminated.
The holding period of the security  offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the  "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments.  Hybrid  Instruments  may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved  in  investing  in hybrid  instruments  see this  statement  under  "Certain  Risk  Factors and
Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in reverse repurchase  agreements,  the Portfolio  reserves the right to do so. Reverse repurchase  agreements are ordinary repurchase  agreements in which a Portfolio is the seller of, rather than the investor in, securities,  and agrees to  repurchase  them at an agreed  upon time and  price.  Use of a reverse  repurchase  agreement  may be  preferable  to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The  Portfolio may acquire  warrants.  For a discussion of certain  risks  involved  therein,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the  Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The  Portfolio  has a right to call each loan and obtain the  securities  on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured credit,  consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC and certain state regulatory agencies, the Portfolio may make  loans to, or borrow  funds  from,  other  mutual  funds  sponsored  or advised  by the  Sub-advisor  or T. Rowe Price
International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued   Securities  and  Forward  Commitment   Contracts.   The  Portfolio  may  purchase  securities  on  a
"when-issued"  or delayed  delivery  basis and may purchase  securities on a forward  commitment  basis.  Any or all of the
Portfolio's  investments  in  debt  securities  may be in the  form  of  when-issueds  and  forwards.  The  price  of  such securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made, but delivery and  payment  take  place at a later  date.  Normally,  the  settlement  date  occurs  within 90 days of the  purchase  for when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities by maintaining  cash and/or liquid,  high-grade debt securities with its custodian bank equal in value to these commitments  during the time between the purchase and the settlement.  Such segregated  securities either will mature or, if necessary,  be sold on or before the settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST T. Rowe Price Natural  Resources  Portfolio.  These  limitations are not  "fundamental"  restrictions and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to  invest  at least 80% of the value of its  assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Portfolio's net asset value;

         5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         6.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act.

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         9.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

         10.      Effect short sales of securities; or

         11.      Invest  in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the net  assets  of the
Portfolio would be invested in warrants,  except that this restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The  Portfolio's  investment  objective  is to  seek  long-term  growth  of  capital  by  investing predominantly in the equity securities  (common stocks,  securities  convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large,  carefully selected,  high-quality U.S. companies that, in the judgment of the Portfolio's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  500 companies that are considered by the Sub-advisor to have strong  management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the
Sub-advisor has access to considerable  information  concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company followed.
While each analyst has  responsibility for following  companies in one or more identified  sectors and/or  industries,  the lateral  structure of the  Sub-advisor's  research  organization  and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness of stocks among industry  sectors.  The focus during this process is on the early  recognition  of change on the  premise  that value is created  through  the  dynamics  of  changing  company, industry and economic  fundamentals.  Research emphasis is placed on the  identification  of companies whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of approximately  500 companies to maintain a list of favored  securities,  the "Alliance 100," considered by the Sub-advisor to have the most clearly superior  earnings potential and  valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe of companies  allows it to devote its extensive  resources to constant  intensive  research of these companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Portfolio with each  portfolio  manager in the
Group selecting 25 such companies that appear to the manager most attractive at current prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite  list of the 25 most highly  regarded  stocks,  the  "Favored  25."
Approximately  70% of the  Portfolio's  net assets  will  usually be  invested  in the  Favored 25 with the  balance of the
Portfolio's  investment  portfolio  consisting  principally  of other stocks in the Alliance 100.  Portfolio  emphasis upon particular  industries  or sectors is a  by-product  of the stock  selection  process  rather  than the result of  assigned targets or ranges.

         The Sub-advisor  expects the average  weighted  market  capitalization  of companies  represented in the Portfolio
(i.e.,  the number of a company's shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average weighted market  capitalization of companies  comprising the Standard & Poor's 500 Composite Stock Price
Index,  a widely  recognized  unmanaged  index of market  activity  based  upon the  aggregate  performance  of a  selected portfolio  of  publicly  traded  stocks,  including  monthly  adjustments  to reflect the  reinvestment  of  dividends  and distributions.  Investments will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated
exchange rate into common stock. Prior to their conversion,  convertible  securities have the same general  characteristics as  non-convertible  debt securities,  as they provide a stable stream of income with generally higher yields than those of equity  securities  of the  same or  similar  issuers.  As with all  debt  securities,  the  market  value  of  convertible securities  tends to decline  as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally offer lower interest or dividend yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock  underlying a convertible  security  increases,  the price of the convertible security  increasingly  reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade  increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks on an issuer's  capital  structure.  They are consequently of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of its net assets in the  convertible  securities of companies  whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above.  Additional  information about  convertible  securities is included in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and Warrants.  The  Portfolio  may invest up to 5% of its net assets in rights or warrants,  but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for  inclusion in the  Portfolio.
Rights and warrants may be more  speculative  than certain other types of  investments in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased  nor do they  represent any rights in the assets of the issuing  company.  Also,  the value of a right or warrant does not  necessarily  change with the value of the underlying  securities.  Additional  information  about warrants is included in the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above. For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized outside the United States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign countries.  Companies  that do not fall within this  definition  are deemed to be U.S.  companies.  Additional  information about foreign  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

Options and Futures:

         While the Portfolio  does not anticipate  utilizing  them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions  as described  below.  Additional  information  about  option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell  exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the  opportunity  for profit from the  writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option that has been written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The  Portfolio  will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned  securities or has an absolute and immediate right to acquire that security without  additional cash consideration
(or for additional cash  consideration  held in a segregated account by its custodian) upon conversion or exchange of other securities  held in its  portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or
(ii) is greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer  taxes and other  expenses of the  Portfolio  must be deducted  from such premium  receipts.  Calls written by the
Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call dealers,  most, if not all,  of whom are  members of a  national  securities  exchange  on which  options  are  traded,  and will be  endorsed  or guaranteed by a member of a national  securities exchange or qualified  broker-dealer,  which may be Sanford C. Bernstein &
Company,  LLC, an affiliate of the  Sub-advisor.  The  endorsing or  guaranteeing  firm requires that the option writer (in this case the Portfolio)  maintain a margin account  containing either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the
Portfolio's  portfolio  securities  subject to outstanding  call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is permitted to invest in privately  negotiated  (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted  procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Portfolio  would be in a position to realize a gain if, during the option period,  the price of the shares  increased by an amount in excess of the premium paid and commissions  payable on exercise.  It would realize a loss if the price of the security  declined or remained  the same or did not increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased  or remained  the same or did not  decrease  during that period by more than the amount of the premium and commissions  payable on exercise.  In addition,  the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including  options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The  Portfolio  may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the  Portfolio's  securities  probably will not  correlate  perfectly  with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable  price  movements of the hedged  portfolio  securities  do not equal or exceed  losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the  Sub-advisor's assessment  of  fundamentals  in the context of  changing  market  valuations.  Therefore,  they may under some  conditions involve  frequent  purchases  and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The
Sub-advisor  expects that more of its  portfolio  turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination  of a particular  issuer's  securities  from the
Portfolio.  For more  information on portfolio  turnover,  see this Statement and the Trust's  Prospectus  under "Portfolio
Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities or purchase  securities  on margin except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Portfolio's net assets (taken at market value) would be so invested;

Whenever any investment  restriction  states a maximum  percentage of the  Portfolio's  assets which may be invested in any security or other  asset,  it is intended  that such  percentage  be  determined  immediately  after and as a result of the
Portfolio's  acquisition  of such  securities or other assets.  Accordingly,  any later  increase or decrease in percentage beyond the specified  limitation  resulting  from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to provide  long-term  growth of capital and future income rather than current income.

Investment Policies:

         Variable  and  Floating  Rate  Obligations.  The  Portfolio  may invest in floating or variable  rate  securities.
Investments in variable or floating rate  securities  normally will involve  industrial  development or revenue bonds which provide  that the rate of interest is set as a specific  percentage  of a designated  base rate,  such as rates on Treasury
Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The  maturity  of  floating  or  variable  rate  obligations  (including  participation interests  therein)  is deemed to be the longer of (i) the notice  period  required  before the  Portfolio  is  entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the  obligations  mature on a specified  date, which may range up to thirty years from the date of issuance.

         Equity  Securities.  The Portfolio may invest in all types of equity securities,  including the following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.   The  Portfolio  may  invest  in  dollar-denominated   and  non-dollar  denominated  foreign
securities.  Investing in securities of foreign issuers generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary
Receipts  ("GDRs") and other types of depositary  receipts.  ADRs are  certificates by a U.S.  depository  (usually a bank)
and  represent  a  specified  quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as collateral.  GDRs and other types of  depositary  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by either a foreign  or a U.S.  company.  For the  purposes  of the
Portfolio's  policy to invest a certain  percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depositary  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of
ADR.  Although the U.S.  investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as  potential  currency  exchange and other  difficulties.  The  Portfolio may purchase  securities  in local markets and direct  delivery of these shares to the local depositary of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not  subject  to the same  reporting requirements  in the United States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields of certain of the  securities  in the  Portfolio's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently over the history of certain emerging markets and could adversely affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations  in the currencies in which a Portfolio's  portfolio  securities are  denominated  may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed  and prices for the  Portfolio's  securities  in such markets may not be readily  available.  The Portfolio  may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC. If market prices are not readily  available,  the  Portfolio's  securities in the  affected  markets  will be valued at fair value  determined  in good faith by or under the  direction  of the Board of
Trustees.

         Withholding.  Income from  securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio  makes its  investments.  The Portfolio's net asset  value may also be  affected  by changes  in the rates or  methods of  taxation  applicable  to the  Portfolio  or to entities in which the Portfolio has invested.  The Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended  investments  from  fluctuations  in currency  exchange  rates) as well as for  non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The  Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which presents  greater  profit  potential  but also involves  increased  risk.  For example,  the Portfolio may purchase a given foreign  currency  through a Forward  Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency is expected to rise relative to the U.S.  dollar.  Conversely,  the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices of foreign currencies or commodities.
The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal  bond indices and any other indices of foreign or domestic  fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended  stock  investments  from broad  fluctuations  in stock  prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the
Portfolio's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio securities  may be  offset,  in whole or in  part,  by gains on the  futures  position.  When the  Portfolio  is not  fully invested in the securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of  securities  that the
Portfolio  intends to purchase.  As such purchases are made, the  corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these  transactions,  the Portfolio  will purchase such  securities  upon termination  of the futures  position,  but under  unusual  market  conditions,  a long futures  position may be terminated without a related purchase of securities.

         The  Portfolio  may purchase and sell foreign  currency  futures  contracts  for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates. Such fluctuations  could reduce
the  dollar  value  of  portfolio  securities   denominated  in  foreign  currencies,   or  increase  the  dollar  cost  of
foreign-denominated  securities, or increase the dollar cost of foreign-denominated  securities to be acquired, even if the value of such  securities  in the  currencies  in which they are  denominated  remains  constant.  The  Portfolio  may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated  in such  currency and it anticipates  a decline in the value of such  currency  relative  to the  dollar.  In the event  such  decline  occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated  securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Portfolio purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further  information  on Futures  Contracts,  see this  Statement  under  "Certain Risk Factors and Investment
Methods."

         Investment in Other Investment Companies.  The Portfolio may invest in other investment companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described  below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and  non-hedging  purposes  in a manner  similar  to that in which  Futures  Contracts  on foreign  currencies,  or Forward
Contracts,  will be  utilized.  For  example,  where a rise in the dollar  value of a currency  in which  securities  to be acquired are  denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options  thereon.  The purchase of such options could offset,  at least partially,  the effect of the adverse  movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Portfolio to hedge such  increased cost up to the amount of the premium.  Foreign  currency  options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts may be traded on foreign  exchanges.  The  Portfolio  may cover the  writing of call  Options on  Futures  Contracts  (a)  through purchases of the underlying  Futures  Contract,  (b) through  ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures Contract and in the same principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the Portfolio  owns liquid and unencumbered  assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a)
through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the  security  or index  underlying  the  Futures  Contract,  or (c)  through the holding of a put on the same
Futures  Contract  and in the same  principal  amount as the put written  where the  exercise  price of the put held (i) is equal to or greater  than the exercise  price of the put written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the  Portfolio,  the Portfolio  will be required to sell the  underlying  Futures  Contract which,  if the  Portfolio has covered its  obligation  through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put  Option on a Futures  Contract  written  by the  Portfolio  is  exercised,  the
Portfolio will be required to purchase the underlying  Futures  Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written  by the  Portfolio  may also be  covered  in such  other  manner  as may be in  accordance  with the requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded,  and applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit the  Portfolio  to write  another  put option to the extent  that the  Portfolio  owns liquid and unencumbered  assets. Such transactions  permit the Portfolio to generate additional premium income,  which will partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be acquired.
Also,  effecting a closing  transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other  investments  of the  Portfolio,  provided  that another  option on such security is not written.  If the  Portfolio  desires  to sell a  particular  security  from its  portfolio  on which it has  written a call option,  it will effect a closing  transaction  in connection  with the option prior to or concurrent  with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the  Portfolio may purchase a security  and then  write a call  option  against  that  security.  The  exercise  price of the call  option the
Portfolio  determines  to write will depend upon the  expected  price  movement of the  underlying  security.  The exercise price of a call option may be below ("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected that the premiums  received from writing the call option plus the appreciation in the market price of the underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the  underlying  security  alone.  If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised  and the price of the  underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will expire worthless and the Portfolio's  gain will be limited to the premium  received,  less related  transaction costs.  If the market price of the underlying  security  declines or otherwise is below the exercise  price,  the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise price;  the Portfolio's  return will be the premium  received from the put option  minus the amount by which the market price of the  security is below the  exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put  options  may be used by the  Portfolio  in the same  market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation to sell and  purchase  the same  security in the event that one of the options is  exercised.  If the price of the security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will  likely be  exercised  and the  Portfolio  will be  required to sell the  underlying  security at a below  market price.  This  loss may be  offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two options.  Conversely,  if the price of the security  declines by a  sufficient  amount,  the put will likely be  exercised.
The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither  the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken by the  Portfolio  solely for hedging  purposes,  and could involve  certain risks which are not present in the case of hedging  transactions.  Moreover,  even where options are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge  against an increase in the price of securities  that the
Portfolio  anticipates  purchasing  in the future.  If such increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion  or exchange of other  securities in its  portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry  or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term  debt  securities  awaiting  investment.  When purchasing call options for this purpose,  the
Portfolio  will also  bear the risk of  losing  all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase of call options on stock  indices when the  Portfolio  is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks of loss and of  increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"  purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different  currency)
may  involve  greater  correlation  risks.  Consequently,  the  Portfolio  bears the risk  that the price of the  portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small  number of  securities.  Nevertheless,  where the  Portfolio  enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index  should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's  portfolio or the intended  acquisitions  being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of  performance  thereunder.  This  could  increase  the  extent  of any loss  suffered  by the  Portfolio  in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through  segregation  of securities,  such  securities  may not match the  composition of the index,  and the
Portfolio may not be fully  covered.  As a result,  the Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully protect it against risk of loss and,  in any  event,  the  Portfolio  could  suffer  losses on the  option  position  which  might not be offset by corresponding  portfolio  gains.  The Portfolio may also enter into futures,  Forward  Contracts for non-hedging  purposes.
For example,  the Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward Contracts may be leveraged,  which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering  into  transactions  in  derivatives  for other than  hedging  purposes,  therefore,  could  expose the
Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect to the writing of  straddles  on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the  amount of the  premiums  received.  Such  transactions,  therefore,  create an  opportunity  for increased return by providing the Portfolio with two  simultaneous  premiums on the same security,  but involve  additional risk,  since the  Portfolio  may have an option  exercised  against  it  regardless  of whether  the price of the  security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be  required  to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient cash available to meet margin requirements,  it will be necessary to liquidate  portfolio  securities or other assets at a time when it is  disadvantageous to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's  ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential   Bankruptcy  of  a  Clearinghouse  or  Broker.   When  the  Portfolio   enters  into   transactions  in
exchange-traded  futures or  options,  it is exposed  to the risk of the  potential  bankruptcy  of the  relevant  exchange clearinghouse  or the broker through which the Portfolio has effected the  transaction.  In that event, the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection with its transactions, for an  indefinite  period  of  time,  and  could  sustain  losses  of a  portion  or all of such  amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions  or  restrictions.  The  Sub-advisor  does not believe  that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the  Portfolio.  Further,  the value of such positions could be adversely  affected by a number of other  complex  political  and economic  factors  applicable  to the  countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which  trading  systems  will be based  may not be as  complete  as the  comparable  data on which the  Portfolio  makes investment and trading decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected  in the  forward,  futures or options market until the following  day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the  institution  acts as broker and is able to find another  counterparty  willing to enter into the transaction with the Portfolio.  Where no such  counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may  decide to  discontinue  their role as  market-makers  in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio  may hold cash and invest in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash  (including  foreign  currency) or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or
"delayed  delivery  basis." The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more  information  about  when-issued  securities,  please see this Statement  under "Certain Risk Factors and
Investment Methods."

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth.  Realization of income is not an investment  objective  and any income  realized on the  Portfolio's  investments,  therefore,  will be incidental to the
Portfolio's objective.

Investment Policies:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures contract  positions and options on futures  contracts written by the Portfolio would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the
Portfolio  in a  negotiated  transaction  is  illiquid,  the value of an option  bought  or the  amount of the  Portfolio's obligations  under an option written by the Portfolio,  as the case may be, will be subject to the  Portfolio's  limitation on  illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect  an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a description of these  strategies and instruments and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted above,  the  Portfolio,  in order to attempt to protect the value of its  investments  from interest rate or currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Portfolio expects to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio also may enter into these  transactions  to protect against any increase in the price of  securities  the  Portfolio  may  consider  buying at a later  date.  The  Portfolio  does not intend to use these transactions  as speculative  investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest  rate,  to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest  rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio may enter into interest rate swaps,  caps and floors on either an  asset-based  or  liability-based basis,  depending  upon whether it is hedging its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations over its  entitlements  with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net asset  basis,  the  Portfolio  would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of the
Portfolio's  obligations  with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other  party to such a  transaction,  the  Portfolio  will have  contractual  remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio sells (i.e.,  writes) caps and floors,  it will maintain in a segregated  account cash or other liquid assets having an  aggregate  net asset value at least  equal to the full  amount,  accrued on a daily  basis,  of the  Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its  counterparty  to  collateralize  obligations  under  the  swap.  Under the  documentation  currently  used in those markets,  the risk of loss with  respect to  interest  rate swaps is  limited  to the net amount of the  payments  that the
Portfolio  is  contractually  obligated  to make.  If the other party to an interest  rate swap that is not  collateralized defaults,  the  Portfolio  would  risk the loss of the net  amount of the  payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above.  For an additional  discussion of these  strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase  agreements.  For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk" bonds) are debt  securities  rated below investment  grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and
Moody's  Investors  Service,  Inc.  ("Moody's").  The  Portfolio  will not  invest  more  than 5% of its  total  assets  in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower quality  securities  generally is more  dependent on the ability of the issuer to meet interest and  principal  payments  (i.e.  credit  risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality  securities may be more  sensitive to interest rate movements than lower quality  securities.  The Portfolio will not purchase  debt  securities  rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The  Portfolio  may also purchase  unrated  bonds of foreign  and  domestic  issuers.  For an  additional  discussion  of  high-yield/high-risk  and mortgage- and  asset-backed  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds. The Portfolio may purchase zero coupon,  pay-in-kind,  and step coupon bonds.  Zero coupon bonds are debt securities that do not pay periodic  interest,  but are issued at a discount from their face value.  The  discount  approximates  the total  amount of  interest  the  security  will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally give the issuer the option to pay cash at a coupon payment date or give the holder of the  security a similar  bond with the same  coupon  rate and a face value  equal to the amount of the coupon payment that would have been made.  Step coupon bonds begin to pay coupon  interest,  or pay an increased rate of interest, at some time after they are issued.  The  discount at which step coupon  bonds trade  depends on the time  remaining  until cash payments  begin,  prevailing  interest  rates,  the liquidity of the security and the perceived  credit quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds  generally will fluctuate more in response to changes  in  interest  rates  than  will  conventional  interest-paying  securities  with  comparable  maturities.  For  an additional discussion of zero coupon securities, see this STATEMENT under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Marsico Capital Growth Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation does not apply to (i)
reverse repurchase  agreements;  (ii) deposits of assets on margin; (iii) guaranteed positions in futures,  options,  swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The Portfolio does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions  on resale or the  absence of a readily  available  market.  The  Trustees  of the Trust,  or the  Sub-advisor acting  pursuant to  authority  delegated  by the  Trustees,  may  determine  that a readily  available  market  exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, as amended,  or any successor to such  rule,  and  Section  4(2)  commercial  paper.  Accordingly,  such  securities  may not be  subject  to the  foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST Goldman Sachs Concentrated Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly  AST JanCap  Growth  Portfolio) is growth of capital in a manner  consistent  with the  preservation of capital.  Realization of income is not a significant  investment consideration  and any income realized on the  Portfolio's  investments,  therefore,  will be incidental to the Portfolio's objective.

Investment Policies:

         Corporate Bonds and Debentures.  The Portfolio may purchase corporate bonds and debentures,  including bonds rated below  investment  grade by the primary rating  agencies.  The Portfolio will not invest more than 35% of its net assets in bonds rated below  investment  grade.  For a  discussion  of lower rated  securities,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures contract  positions and options on futures  contracts written by the Portfolio would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the
Portfolio  in a  negotiated  transaction  is  illiquid,  the value of an option  bought  or the  amount of the  Portfolio's obligations  under an option written by the Portfolio,  as the case may be, will be subject to the  Portfolio's  limitation on  illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect  an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a description of these  strategies and instruments and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted above,  the  Portfolio,  in order to attempt to protect the value of its  investments  from interest rate or currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Portfolio expects to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio also may enter into these  transactions  to protect against any increase in the price of  securities  the  Portfolio  may  consider  buying at a later  date.  The  Portfolio  does not intend to use these transactions  as speculative  investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest  rate,  to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest  rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio may enter into interest rate swaps,  caps and floors on either an  asset-based  or  liability-based basis,  depending  upon whether it is hedging its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations over its  entitlements  with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  the Portfolio  would maintain a segregated  account in the full amount accrued on a daily basis of the  Portfolio's obligations  with respect to the swap. The Portfolio  will not enter into any interest rate swap, cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio sells (i.e.,  writes) caps and floors,  it will maintain in a segregated  account cash or other liquid assets having an  aggregate  net asset value at least  equal to the full  amount,  accrued on a daily  basis,  of the  Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its  counterparty  to  collateralize  obligations  under  the  swap.  Under the  documentation  currently  used in those markets,  the risk of loss with  respect to  interest  rate swaps is  limited  to the net amount of the  payments  that the
Portfolio  is  contractually  obligated  to make.  If the other party to an interest  rate swap that is not  collateralized defaults,  the  Portfolio  would  risk the loss of the net  amount of the  payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above.  For an additional  discussion of these  strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio will limit its aggregate investment  in a money  market fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain cash to make  additional  investments.  For a description  of these  investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs Concentrated Growth Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  purchase  a  security  if as a result,  more than 15% of its net  assets in the aggregate,  at  market  value,  would be  invested  in  securities  which  cannot be  readily  resold  because  of legal or contractual  restrictions on resale or for which there is no readily available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options, if any. The Trustees,  or the
Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Trustees,  may  determine  that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of
1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2.       The Portfolio may borrow money for temporary or emergency  purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets  (including the amount borrowed) less liabilities  (other than borrowings).  Any borrowings  that come to exceed 25% of the value of the  Portfolio's  total assets by reason of a decline in net assets will be reduced  within  three  business  days to the extent  necessary  to comply  with the 25%  limitation.
Under such a circumstance,  the Portfolio may have to liquidate  securities at a time when it is  disadvantageous to do so.
This policy shall not prohibit  reverse  repurchase  agreements  or deposits of assets to margin or guarantee  positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3.       The  Portfolio  will not enter into any futures  contracts or options on futures  contracts  for purposes other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin  deposits and  premium  required  to  establish  positions  in futures  contracts  and  related  options  that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4.       The  Portfolio  will not enter into any futures  contracts  if the  aggregate  amount of the  Portfolio's commitments  under  outstanding  futures  contracts  positions of the Portfolio  would exceed the market value of the total assets of the Portfolio.

         5.       The  Portfolio  will not sell  securities  short,  unless it owns or has the  right to obtain  securities equivalent in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures contracts are not deemed to constitute selling securities short.

         6.       The Portfolio will not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST DeAM Large-Cap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio,  as part of its options transactions,  may also use options on  securities  indices in an  attempt to hedge  against  market  conditions  affecting  the value of  securities  that the
Portfolio  owns or intends to  purchase,  and not for  speculation.  When the  Portfolio  writes an option on a  securities index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  Where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than  securities  indices,  as  available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot  cover  its  potential  settlement  obligations  by  acquiring  and  holding  the  underlying securities.  Index options  involve risks similar to those risks relating to transactions  in financial  futures  contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the  Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and would not  materially  alter the risk  profile  of the  Portfolio.  Fully  collateralized  means that the  collateral  will generate  cash flows  sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated. The Portfolio does not currently  intend to invest more than 5% of its total assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustee.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Large-Cap  Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in large  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST DeAM Large-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio,  as part of its options transactions,  may also use options on  securities  indices in an  attempt to hedge  against  market  conditions  affecting  the value of  securities  that the
Portfolio  owns or intends to  purchase,  and not for  speculation.  When the  Portfolio  writes an option on a  securities index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  Where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than  securities  indices,  as  available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot  cover  its  potential  settlement  obligations  by  acquiring  and  holding  the  underlying securities.  Index options  involve risks similar to those risks relating to transactions  in financial  futures  contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the  Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and would not  materially  alter the risk  profile  of the  Portfolio.  Fully  collateralized  means that the  collateral  will generate  cash flows  sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated. The Portfolio does not currently  intend to invest more than 5% of its total assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustee.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Large-Cap  Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in large  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50%
of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated
exchange rate into common stock. Prior to their conversion,  convertible  securities have the same general  characteristics as  non-convertible  debt securities,  as they provide a stable stream of income with generally higher yields than those of equity  securities  of the  same or  similar  issuers.  As with all  debt  securities,  the  market  value  of  convertible securities  tends to decline  as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally offer lower interest or dividend yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock  underlying a convertible  security  increases,  the price of the convertible security  increasingly  reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade  increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks on an issuer's  capital  structure.  They are consequently of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of the growth  portion of its net assets in the  convertible  securities  of companies  whose  common  stocks are eligible for purchase by the  Portfolio  under the  investment  policies  described  above.  Additional  information  about  convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may  invest up to 5% of the  growth  portion of its net assets in rights or warrants,  but will do so only if the equity securities  themselves are deemed appropriate by the Sub-advisor for inclusion in the  Portfolio.  Rights and warrants may be more  speculative  than certain other types of  investments  in that they do not entitle a holder to  dividends  or voting  rights with respect to the  securities  which may be  purchased  nor do they represent  any rights in the assets of the issuing  company.  Also,  the value of a right or warrant  does not  necessarily change  with the value of the  underlying  securities.  Additional  information  about  warrants is included in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities.  The Portfolio may invest up to 15% of the value of its total assets in foreign securities.  A foreign  security is a security  issued by a non-U.S.  company which is defined as a company that (i) is organized  outside the United  States;  (ii) has their  principal  place of business  outside the United States;  and (iii) issues  securities traded  principally in a foreign country.  Companies that do not fall within the definition of a non-U.S.  company shall be considered  a U.S.  company  for  purposes of this  definition.  American  Depositary  Receipts  (ADRs) are not  considered foreign  securities  for the purposes of the 15% limitation on foreign  securities.  Additional  information  about foreign securities  and their risks is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

Options and Futures:

While the Portfolio does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell  exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the  opportunity  for profit from the  writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option that has been written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The  Portfolio  will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned  securities or has an absolute and immediate right to acquire that security without  additional cash consideration
(or for additional cash  consideration  held in a segregated account by its custodian) upon conversion or exchange of other securities  held in its  portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or
(ii) is greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer  taxes and other  expenses of the  Portfolio  must be deducted  from such premium  receipts.  Calls written by the
Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call dealers,  most, if not all,  of whom are  members of a  national  securities  exchange  on which  options  are  traded,  and will be  endorsed  or guaranteed by a member of a national  securities  exchange or qualified  broker-dealer.  The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio)  maintain a margin  account  containing  either  corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the
Portfolio's  portfolio  securities  subject to outstanding  call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the growth portion of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is permitted to invest in privately  negotiated  (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted  procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Portfolio  would be in a position to realize a gain if, during the option period,  the price of the shares  increased by an amount in excess of the premium paid and commissions  payable on exercise.  It would realize a loss if the price of the security  declined or remained  the same or did not increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased  or remained  the same or did not  decrease  during that period by more than the amount of the premium and commissions  payable on exercise.  In addition,  the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including  options on market indices as described below, will at no time exceed 10% of the growth portion of the Portfolio's total assets.

         Options on Market  Indices.  The  Portfolio  may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the  Portfolio's  securities  probably will not  correlate  perfectly  with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable  price  movements of the hedged  portfolio  securities  do not equal or exceed  losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the  Sub-advisor's assessment  of  fundamentals  in the context of  changing  market  valuations.  Therefore,  they may under some  conditions involve  frequent  purchases  and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The
Sub-advisor  expects that more of its  portfolio  turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination  of a particular  issuer's  securities  from the
Portfolio.  It is  anticipated  that the growth portion of the Portfolio may have portfolio  turnover  exceeding  100%. For more information on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Alliance/Bernstein  Growth + Value Portfolio.  These limitations are not "fundamental"  restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities or purchase  securities  on margin except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Portfolio's net assets (taken at market value) would be so invested;

         Whenever any investment  restriction  states a maximum  percentage of the Portfolio's assets which may be invested in any security or other asset,  it is intended that such  percentage be  determined  immediately  after and as a result of the  Portfolio's  acquisition  of such  securities  or other  assets.  Accordingly,  any  later  increase  or  decrease  in percentage  beyond the  specified  limitation  resulting  from  changes in values or net assets  will not be  considered  a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the  Portfolio may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested without regard to this  limitation.  The Portfolio  will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Portfolio experiences large cash inflows or anticipates  substantial redemption requests,  the  Portfolio may hold  short-term  investments  for a limited time pending the purchase of equity  securities.
The  Portfolio's  short-term  instruments  may consist of: (i)  short-term  obligations  issued or  guaranteed  by the U.S.
government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities rated AA or higher by Standard & Poor's  ("S&P") or Aa or higher by Moody's or, if unrated,  of  comparable  quality in the opinion of the Sub-advisor;  (iii) commercial paper; (iv) bank obligations,  including negotiable  certificates of deposit, time deposits and bankers'  acceptances;  and (v) repurchase  agreements.  At the time the Portfolio  invests in commercial paper,  bank  obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher  by  Moody's  or  outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or
Prime-1 by Moody's;  or, if no such ratings are available,  the instrument must be of comparable  quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Portfolio may invest in  obligations  issued or guaranteed by U.S.  Government agencies  or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and credit" of the United
States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Portfolio must look principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert  a claim  against  the  United  States  itself  in the  event  the  agency  or  instrumentality  does  not  meet its commitments.  Government  securities  in which the Portfolio may invest that are not backed by the full faith and credit of the United States include,  but are not limited to,  obligations of the Tennessee Valley  Authority,  the Federal Home Loan
Mortgage  Corporation  and the U.S. Postal  Service,  each of which has the right to borrow from the U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal  Farm  Credit  System and the  Federal  Home Loan Banks,  both of whose obligations may be satisfied only by the individual  credit of the issuing  agency.  Securities that are backed by the full faith and credit of the United States include  obligations of the Government  National  Mortgage  Association,  the Farmers
Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity securities listed on any domestic  securities exchange or traded in the  over-the-counter  markets,  including ADRs and U.S.  dollar  denominated  securities of foreign issuers that trade on domestic  exchanges  and in the  over-the-counter  markets..  They may or may not pay  dividends  or carry  voting rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Portfolio may enter into securities index futures  contracts.  U.S. futures contracts have been designed by exchanges  which have been  designated  "contracts  markets" by the CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm,  which is a member of the relevant  contract market.  Futures  contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges guarantee  performance of the  contracts as between the clearing  members of the exchange.  These  investments  will be made by the Portfolio  solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate cash or securities as a deposit  payment  ("initial  margin").  It is expected  that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be required,  because  each day the  Portfolio  will  provide or receive  cash that  reflects  any  decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the  contracts are traded,  the Portfolio  will incur  brokerage  fees when it purchases or sells futures  contracts.
The liquidity of the futures market depends on  participants  entering into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other  risks.  Nonetheless,  the  Sub-advisor  believes  that use of such contracts in certain  circumstances will benefit the Portfolio.  For an additional  discussion of futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Portfolio may use stock index futures on a continual  basis to "equitize" cash so that the  Portfolio  may maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if immediately  thereafter the amount of margin deposits on all the futures  contracts of the
Portfolio and premiums paid on outstanding  options on futures  contracts owned by the Portfolio  (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The Portfolio will be required to deposit  initial  margin and  variation  margin with  respect to put and call  options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option premiums  received will be included as initial  margin  deposits.  In  anticipation  of an increase in securities  prices,  the Portfolio may purchase call  options on futures  contracts  as a substitute  for the  purchase of futures  contracts  to hedge  against a possible increase in the price of  securities  that the Portfolio  intends to purchase.  Similarly,  if the value of the  securities held by the  Portfolio is expected to decline,  the  Portfolio  might  purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based, or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum  amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Portfolio will not purchase such options unless the Sub-advisor  believes the market is sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an  additional  discussion  of options and the risks  involved  therein,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Sanford  Bernstein  Core Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees of the Trust without shareholder approval.  The Portfolio will not:

         1.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the  Portfolio's  net assets  (taken at the  greater of cost or market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts.  REITs are sometimes  informally  characterized as equity REITs,  mortgage
REITs and hybrid  REITs.  An equity  REIT  invests  primarily  in the fee  ownership  or  leasehold  ownership  of land and buildings and derives its income  primarily from rental income.  An equity REIT may also realize  capital gains (or losses)
by selling real estate  properties  in its portfolio  that have  appreciated  (or  depreciated)  in value.  A mortgage REIT invests primarily in mortgages on real estate,  which may secure  construction,  development or long-term loans. A mortgage
REIT generally  derives its income primarily from interest  payments on the credit it has extended.  A hybrid REIT combines the  characteristics  of equity  REITs and mortgage  REITs,  generally by holding  both  ownership  interests  and mortgage interests in real estate.  It is  anticipated,  although not required,  that under normal  circumstances  a majority of the
Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts  distributed to shareholders if it complies with several  requirements  relating to its organization,  ownership,  assets,  and income and a requirement that it distribute to its shareholders at least 95% of its taxable  income (other than net capital  gains) for each taxable  year.  Equity and Mortgage  REITs are dependent  upon the skills of their  managers and generally  may not be  diversified.  Equity and Mortgage  REITs are also subject to heavy cash flow dependency,  defaults by borrowers and  self-liquidation.  In addition,  Equity and Mortgage REITs could possibly fail to qualify for tax free  pass-through of income under the Internal  Revenue Code of 1986, as amended (the "Code"),  or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures Contracts.  The Portfolio may purchase and sell financial futures  contracts.  A futures contract is an agreement to buy or sell a specific  security or financial  instrument at a particular  price on a stipulated  future date.  Although some financial futures contracts call for making or taking delivery of the underlying  securities,  in most cases  these  obligations  are  closed  out before  the  settlement  date.  The  closing  of a  contractual  obligation  is accomplished  by purchasing or selling an identical  offsetting  futures  contract.  Other financial  futures  contracts by their terms call for cash settlements.

         The Portfolio may also buy and sell index  futures  contracts  with respect to any stock or bond index traded on a recognized  stock exchange or board of trade.  An index futures  contract is a contract to buy or sell units of an index at a specified  future date at a price  agreed upon when the  contract is made.  The stock index  futures  contract  specifies that no delivery of the actual  stocks  making up the index will take place.  Instead,  settlement  in cash must occur upon the termination of the contract,  with the settlement being the difference  between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the  Portfolio  purchases a futures  contract,  an amount of cash or other liquid  assets equal to the market  value of the futures  contract  will be deposited in a segregated  account  with the  Portfolio's  custodian.  When writing a futures  contract,  the Portfolio will maintain with its custodian  similar liquid assets that, when added to the amounts  deposited  with a  futures  commission  merchant  or  broker  as  margin,  are  equal to the  market  value of the instruments  underlying  the contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying  the  contract  (or, in the case of an index  futures  contract,  a portfolio  with a  volatility  substantially similar to that of the index on which the futures  contract is based),  or holding a call option  permitting  the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract  written by the Portfolio (or at a higher price if the  difference  is  maintained  in liquid  assets with the  Portfolio's  custodian).  For an  additional discussion of futures  contracts and the risks  associated with them, see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

                  Options on  Securities  and Stock  Indices.  The  Portfolio  may write  covered  call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract that gives the purchaser of the option,  in return for the premium paid, the right to buy a specified  security  (in the case of a call  option) or to sell a specified  security  (in the case of a put option)  from or to the  writer  of the  option  at a  designated  price  during  the term of the  option.  An  option on a securities  index gives the purchaser of the option,  in return for the premium paid,  the right to receive from the seller cash equal to the  difference  between the closing  price of the index and the exercise  price of the option.  The value of the  underlying  securities  on which options may be written at any one time will not exceed 25% of the total assets of the
Portfolio.  The  Portfolio  will not purchase put or call options if the  aggregate  premiums  paid for such options  would exceed 5% of its total assets at the time of purchase.

         The  Portfolio  may write a call or put  option  only if the  option is  "covered."  A call  option on a  security written by the Portfolio is covered if the Portfolio  owns the underlying  security  covered by the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated  account by its custodian)  upon conversion or exchange of other  securities held in its portfolio.  A call option on a security is also covered if the  Portfolio  holds a call on the same  security  and in the same  principal amount as the call  written  where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater  than the exercise  price of the call written if the  difference  is  maintained  by the
Portfolio in cash or other liquid assets in a segregated  account with its  custodian.  A put option on a security  written by the Portfolio is "covered" if the Portfolio  maintains  similar  liquid assets with a value equal to the exercise  price in a segregated  account with its custodian,  or else holds a put on the same security and in the same principal  amount as the put  written  where  the  exercise  price of the put held is equal to or  greater  than the  exercise  price of the put written.

         The Portfolio will cover call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor  are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the  exchange  on which the option is traded and  applicable  laws and  regulations.  Nevertheless,  where the
Portfolio  covers a call option on a stock  index  through  ownership  of  securities,  such  securities  may not match the composition  of the index.  In that event,  the Portfolio will not be fully covered and could be subject to risk of loss in the event of  adverse  changes  in the value of the  index.  The  Portfolio  will  cover put  options  on stock  indices by segregating  assets equal to the option's  exercise  price,  or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The Portfolio  will receive a premium from writing a put or call option,  which  increases the  Portfolio's  gross income in the event the option  expires  unexercised  or is closed out at a profit.  If the value of a security or an index on which the  Portfolio  has written a call option falls or remains the same,  the  Portfolio  will realize a profit in the form of the premium  received  (less  transaction  costs) that could offset all or a portion of any decline in the value of the portfolio  securities  being hedged.  If the value of the underlying  security or index rises,  however,  the Portfolio will  realize a loss in its call  option  position,  which will reduce the benefit of any  unrealized  appreciation  in the
Portfolio's  stock  investments.  By writing a put option,  the Portfolio  assumes the risk of a decline in the  underlying security or index.  To the extent that the price changes of the portfolio  securities  being hedged  correlate with changes in the value of the underlying  security or index,  writing  covered put options on securities or indices will increase the
Portfolio's  losses in the event of a market decline,  although such losses will be offset in part by the premium  received for writing the option.

         The Portfolio may also purchase put options to hedge its  investments  against a decline in value. By purchasing a put option,  the Portfolio  will seek to offset a decline in the value of the  portfolio  securities  being hedged  through appreciation of the put option.  If the value of the  Portfolio's  investments  does not decline as anticipated,  or if the value of the option  does not  increase,  the  Portfolio's  loss will be limited to the  premium  paid for the option  plus related  transaction  costs. The success of this strategy will depend, in part, on the accuracy of the correlation  between the changes in value of the  underlying  security or index and the changes in value of the  Portfolio's  security  holdings being hedged.

         The  Portfolio  may purchase  call options on  individual  securities to hedge against an increase in the price of securities  that the Portfolio  anticipates  purchasing in the future.  Similarly,  the Portfolio may purchase call options to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry or market  segment,  at a time when the Portfolio  holds  uninvested cash or short-term debt  securities  awaiting  investment.  When purchasing call options,  the  Portfolio  will bear the risk of losing all or a portion of the premium paid if the value of the  underlying security or index does not rise.

         There  can be no  assurance  that a liquid  market  will  exist  when the  Portfolio  seeks to close out an option position.  Trading  could be  interrupted,  for  example,  because of supply and demand  imbalances  arising from a lack of either buyers or sellers,  or the options  exchange could suspend trading after the price has risen or fallen more than the maximum  specified by the  exchange.  Although the  Portfolio  may be able to offset to some extent any adverse  effects of being  unable to  liquidate an option  position,  the  Portfolio  may  experience  losses in some cases as a result of such inability.

         Foreign Currency Contracts and Currency Hedging  Transaction.  In order to hedge against foreign currency exchange rate risks,  the  Portfolio  may enter into forward  foreign  currency  exchange  contracts  and foreign  currency  futures contracts,  as well as purchase put or call options on foreign  currencies,  as described  below.  The  Portfolio  may also conduct  its foreign  currency  exchange  transactions  on a spot (i.e.,  cash)  basis at the spot rate  prevailing  in the foreign  currency  exchange market.  The Portfolio will not enter into forward foreign currency  contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward  foreign  currency  exchange  contracts  ("forward  contracts") to attempt to minimize  the risk to the  Portfolio  from  adverse  changes  in the  relationship  between  the U.S.  dollar  and  foreign currencies.  A forward  contract is an obligation  to purchase or sell a specific  currency for an agreed price at a future date which is  individually  negotiated and privately  traded by currency  traders and their  customers.  The Portfolio may enter  into a forward  contract,  for  example,  when it enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign  currency in order to "lock in" the U.S. dollar price of the security.  In addition,  for example, when the Portfolio  believes that a foreign currency may suffer or enjoy a substantial  movement against another  currency, it may enter into a forward  contract to sell an amount of the former foreign  currency (or another  currency which acts as a proxy for that currency)  approximating the value of some or all of the Portfolio's  portfolio securities  denominated in such  foreign  currency.  This  second  investment  practice  is  generally  referred  to as  "cross-hedging."  Because  in connection with the Portfolio's  foreign  currency  forward  transactions an amount of the Portfolio's  assets equal to the amount of the purchase  will be held aside or segregated to be used to pay for the  commitment,  the Portfolio  will always have cash or other liquid  assets  available  sufficient  to cover any  commitments  under these  contracts or to limit any potential  risk. The segregated  account will be  marked-to-market  on a daily basis.  In addition,  the Portfolio will not enter into such forward  contracts if, as a result,  the Portfolio will have more than 15% of the value of its total assets committed to such  contracts.  While these  contracts are not presently  regulated by the CFTC,  the CFTC may in the future assert authority to regulate forward  contracts.  In such event,  the Portfolio's  ability to utilize forward  contracts in the manner set forth above may be restricted.  Forward  contracts may limit  potential  gain from a positive  change in the relationship  between  the U.S.  dollar and foreign  currencies.  Unanticipated  changes in  currency  prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may purchase and write put and call options on foreign  currencies  for the purpose of  protecting against declines in the dollar value of foreign  portfolio  securities and against  increases in the dollar cost of foreign securities  to be  acquired.  As is the case with other  kinds of  options,  however,  the  writing of an option on foreign currency will  constitute  only a partial  hedge,  up to the amount of the premium  received,  and the  Portfolio  could be required to  purchase or sell  foreign  currencies  at  disadvantageous  exchange  rates,  thereby  incurring  losses.  The purchase of an option on foreign  currency  may  constitute  an  effective  hedge  against  fluctuation  in exchange  rates although, in the event of rate movements adverse to the Portfolio's  position,  the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio  may enter into  exchange-traded  contracts for the purchase or sale for future  delivery of foreign currencies  ("foreign currency futures").  This investment  technique will be used only to hedge against anticipated future changes in exchange rates which  otherwise  might adversely  affect the value of the  Portfolio's  portfolio  securities or adversely  affect the prices of securities  that the Portfolio  intends to purchase at a later date.  The successful use of currency  futures  will  usually  depend  on the  Sub-advisor's  ability  to  forecast  currency  exchange  rate  movements correctly.  Should exchange rates move in an unexpected manner,  the Portfolio may not achieve the anticipated  benefits of foreign currency futures or may realize losses.

         Short Sales.  The Portfolio may enter into short sales,  provided the dollar amount of short sales at any one time would not  exceed  25% of the net  assets of the  Portfolio,  and the value of  securities  of any one  issuer in which the
Portfolio  is short would not exceed the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities of any class of any issuer.  The Portfolio  must maintain  collateral in a segregated  account  consisting of cash or other liquid  assets  with a value  equal to the  current  market  value of the  shorted  securities,  which are marked to market daily.  If the Portfolio  owns an equal amount of such  securities  or securities  convertible  into or  exchangeable  for, without  payment of any further  consideration,  securities  of the same issuer as, and equal in amount to, the  securities sold short  (which  sales are  commonly  referred to as "short  sales  against the box"),  the above  requirements  are not applicable.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act,  which means the Portfolio is not limited by the 1940 Act in the  proportion of its assets that may be invested in the securities of a single  issuer.  However,  the  Portfolio  intends  conduct its  operations so as to qualify as a regulated investment  company for purposes of the Code,  which  generally  will relieve the  Portfolio of any  liability  for Federal income tax to the extent its earnings  are  distributed  to  shareholders.  To so qualify,  among other  requirements,  the
Portfolio  will limit its  investments  so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the  Portfolio's  total assets will be invested in the  securities  of a single  issuer,  and (ii) with respect to 50% of the market  value of its total  assets,  not more than 5% of the market value of its total assets will be invested in the  securities  of a single  issuer and the  Portfolio  will not own more than 10% of the  outstanding  voting securities of a single issuer. The Portfolio's  investments in securities issued by the U.S.  Government,  its agencies and instrumentalities are not subject to these limitations.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Cohen & Steers Realty  Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in securities of real estate  related issuers unless it provides 60 days prior written notice to its shareholders.

         2.       Invest in illiquid  securities,  as defined in the prospectus under  "Investment  Objective and Policies,
AST Cohen & Steers Realty  Portfolio" if immediately  after such  investment  more than 15% of the  Portfolio's  net assets
(taken at market value) would be invested in such securities;

         3.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4.       Participate on a joint or joint and several basis in any securities trading account;

         5.       Invest in companies for the purpose of exercising control;

         6.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         7.       (a) invest in interests  in oil,  gas, or other  mineral  exploration  or  development  programs;  or (b)
purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)Index")  through  stock  selection  resulting in different  weightings  of common  stocks relative to the index.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the  Portfolio may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested without regard to this  limitation.  The Portfolio  will not invest more than 25% of its assets in the securities of issuers in any one  industry.  In the unlikely  event that the S&P 500 should  concentrate  to an extent  greater  than that  amount,  the
Portfolio's ability to achieve its objective may be impaired.

         About the S&P 500.  The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 to track general stock market performance.  S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Portfolio.  S&P has no obligation to take the needs of the Investment Manager,
Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P
500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares, or in the determination or calculation of the
Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.
The Portfolio's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the
Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by
S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by
Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the
Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         Short-Term  Instruments.  When the Portfolio  experiences  large cash inflows  through the sale of securities  and desirable  equity  securities that are consistent with the Portfolio's  investment  objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term  investments for a limited time pending  availability of such equity  securities.  Short-term  instruments  consist of: (i)  short-term  obligations  issued or guaranteed by the
U.S.  government  or any of its  agencies  or  instrumentalities  or by any of  the  states;  (ii)  other  short-term  debt securities  rated AA or higher by  Standard & Poor's  ("S&P")  or Aa or higher by Moody's  or, if  unrated,  of  comparable quality  in the  opinion  of  the  Sub-advisor;  (iii)  commercial  paper;  (iv)  bank  obligations,  including  negotiable certificates  of  deposit,  time  deposits  and  bankers'  acceptances;  and (v)  repurchase  agreements.  At the  time the
Portfolio invests in commercial paper,  bank obligations or repurchase  agreements,  the issuer of the issuer's parent must have  outstanding  debt  rated AA or higher  by S&P or Aa or higher by  Moody's  or  outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by  Moody's;  or, if no such  ratings are  available,  the  instrument  must be of comparable quality in the opinion of the Sub-advisor.

         Additional  U.S.  Government  Obligations.  The Portfolio may invest in  obligations  issued or guaranteed by U.S.
Government  agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and credit" of the United States.  In the case of securities  not backed by the full faith and credit of the United States,  the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate  repayment,  and may not be able to assert a claim  against  the  United  States  itself in the event the agency or  instrumentality  does not meet its commitments.  Securities  in which the  Portfolio may invest that are not backed by the full faith and credit of the United
States  include,  but are not limited to,  obligations of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage
Corporation  and the U.S.  Postal  Service,  each of which  has the  right to  borrow  from the U.S.  Treasury  to meet its obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose obligations may be satisfied  only by the  individual  credits of each issuing  agency.  Securities  which are backed by the full faith and credit of the United States include  obligations  of the Government  National  Mortgage  Association,  the Farmers Home
Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity securities listed on any domestic  securities exchange or traded in the  over-the-counter  market as well as  certain  restricted  or  unlisted  securities.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common stock from the issuer at a specific price (the strike price)
for a specific  period of time.  The strike price of warrants  sometimes is much lower than the current market price of the underlying  securities,  yet  warrants  are  subject to  similar  price  fluctuations.  As a result,  warrants  may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying  securities and do not  represent  any rights in the assets of the  issuing  company.  Also,  the value of the  warrant  does not  necessarily change with the value of the underlying  securities and a warrant ceases to have value if it is not exercised  prior to the expiration date.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into  common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to exchange  the  securities  for a specified  number of shares of common  stock,  usually of the same  company,  at specified prices within a certain period of time.

         The terms of any  convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated  convertible  debentures,  the holders' claims on assets and earnings are  subordinated to the claims of other creditors,  and are senior to the  claims of  preferred  and  common  shareholders.  In the case of  convertible  preferred stock,  the holders'  claims on assets and earnings are  subordinated  to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures  Contracts.  The  Portfolio  may enter into  securities  index futures  contracts.  U.S.  futures contracts  have been  designed  by  exchanges  which have been  designated  "contracts  markets"  by the CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm,  which is a member of the relevant  contract market.
Futures  contracts  trade on a number of  exchange  markets,  and,  through  their  clearing  corporations,  the  exchanges guarantee  performance of the contracts as between the clearing  members of the exchange.  These  investments  will be made by the Portfolio solely for hedging  purposes.  Such investments will be made only if they are economically  appropriate to the reduction of risks involved in the management of the  Portfolio.  In this regard,  the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate cash or securities as a deposit  payment  ("initial  deposit").  It is expected that the initial  deposit would be  approximately 1 1/2% to 5% of a contract's  face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be required,  since each day the  Portfolio  would  provide or receive  cash that  reflects  any  decline or  increase  in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the  obligation  to make or take delivery of the  securities.  Since all transactions in the futures market are made, offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts are traded,  the Portfolio will incur  brokerage fees when it purchases or sells futures  contracts.
The liquidity of the futures market depends on  participants  entering into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  The  Sub-advisor  believes that use of such  contracts will benefit the Portfolio.  The  successful use of futures  contracts,  however,  depends on the degree of correlation  between the futures and securities  markets.  In addition,  successful use of futures  contracts is dependent on the  Sub-advisor's ability to correctly  predict  movements in the securities  markets and no assurance can be given that its judgment will be correct.  For an additional  discussion of futures  contracts and the risks involved  therein,  see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Options  on Futures  Contracts.  The  Portfolio  may use stock  index  futures  on a  continual  basis to equitize  cash so that the  Portfolio may maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if  immediately  thereafter  the amount of margin  deposits on all the futures contracts of the Portfolio and premiums paid on  outstanding  options on futures  contracts  owned by the Portfolio  (other than those  entered  into for bona fide  hedging  purposes)  would exceed 5% of the market value of the total assets of the
Portfolio.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The Portfolio will be required to deposit  initial  margin and  variation  margin with  respect to put and call  options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option premiums  received will be included as initial  margin  deposits.  In  anticipation  of a decline in interest  rates,  the Portfolio may purchase call options on futures  contracts as a substitute  for the purchase of futures  contracts to hedge against a possible  increase in the price of securities that the Portfolio  intends to purchase.  Similarly,  if the value of the securities held by the
Portfolio is expected to decline as a result of an increase in interest  rates,  the Portfolio  might  purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based,  or upon the price of the securities  being hedged,  an option my or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum  amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Portfolio will not purchase such options unless the Sub-advisor  believes the market is sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion  of options and the risks  involved  therein,  see the Trust's  Prospectus  and this
Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Sanford  Bernstein Managed Index 500 Portfolio.  These  limitations are not  "fundamental'  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The Portfolio  will not change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500(R)unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the  Portfolio's  net assets  (taken at the  greater of cost or market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The primary  investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Investment Policies:

         In general, within the restrictions outlined here and in the Trust's Prospectus,  the Sub-advisor has broad powers to decide how to invest fund  assets.  Investments  are varied  according  to what is judged  advantageous  under  changing economic  conditions.  It is the Sub-advisor's  intention that the Portfolio will generally consist of domestic and foreign common  stocks  and  equity  equivalent  securities.  However,  subject  to  the  specific  limitations  applicable  to the
Portfolio,  the Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed below, when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior  securities that, in the opinion of the manager,  are high-grade issues also may be purchased for defensive purposes.  However,  so long as a sufficient  number of such  securities  are  available,  the manager  intends to keep the
Portfolio  fully  invested in stocks that meet the  Portfolio's  investment  criteria,  regardless of the movement of stock prices  generally.  In most  circumstances,  the Portfolio's  actual level of cash and cash  equivalents  will be less than
10%. As noted in the  Prospectus,  the  Sub-advisor  may use stock index  futures as a way to expose the  Portfolio's  cash assets to the market,  while maintaining  liquidity.  The Sub-advisor may not leverage the Portfolio through  investment in these futures, so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a  diversified  fund as defined  in the 1940 Act,  the  Portfolio  will not,  with  respect to 75% of its total assets,  invest more than 5% of its total  assets in the  securities  of a single  issuer or purchase  more than 10% of the outstanding  voting  securities of a single  issuer.  To meet federal tax  requirements  for  qualification  as a regulated investment  company,  the Portfolio must limit its investments so that at the close of each quarter of its taxable year (1)
no more than 25% of its total assets are invested in the  securities of a single  issuer (other than the U.S  government or a regulated  investment  company),  and (2) with respect to at least 50% of its total assets,  no more than 5% of its total assets are invested in the securities of a single issuer.

         Foreign  Securities.  The  Portfolio  may invest an unlimited  amount of its assets in the  securities  of foreign issuers,  including  foreign  governments,  when these  securities  meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments in foreign  securities involve risks that are different from and generally greater than investments in
U.S.  securities.  These risks are discussed in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods." In addition,  because most foreign securities are denominated in non-U.S.  currencies,  the investment performance of the Portfolio  could be affected by changes in foreign  currency  exchange  rates.  Currency  exchange rates can be volatile  at times in response to supply and demand in the  currency  exchange  markets,  international  balances of payments,  governmental  intervention,  speculation,  and other political and economic conditions.  As discussed below, the
Portfolio may purchase and sell foreign  currency on a spot basis and may engage in forward  currency  contracts,  currency options and futures transactions for hedging or any other lawful purpose.

         In certain  countries  one  securities  broker may  represent  all or a  significant  part of the trading  volume, resulting in higher  trading  costs and decreased  liquidity  due to a lack of  alternative  trading  partners.  In certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions, making it difficult to conduct such  transactions.  Delays in clearance and  settlement  could result in temporary  periods when assets of the  Portfolio  are  uninvested  and no return is earned  thereon.  The  inability of the  Portfolio to make intended  security  purchases  due to clearance  and  settlement  problems  could cause the  Portfolio  to miss  attractive investment  opportunities.  Inability to dispose of portfolio  securities  due to clearance and  settlement  problems could result  either in losses to the  Portfolio  due to  subsequent  due to  subsequent  declines in the value of the  portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of  securities  ownership may be uncertain in many foreign  countries.  In many of these  countries,  the most notable of which is the Russian Federation,  the ultimate evidence of securities  ownership is the share register held by the issuing  company or its registrar.  While some  companies may issue share  certificates  or provide  extracts of the company's share register,  these are not negotiable  instruments  and are not effective  evidence of securities  ownership.
In an ownership  dispute,  the company's share register is controlling.  As a result,  there is a risk that the Portfolio's trade details could be incorrectly or fraudulently  entered on the issuer's share register at the time of the  transaction, or that the Portfolio's ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign companies through American  Depositary Receipts (ADRs),
European Depositary  Receipts (EDRs),  ordinary shares and New York shares.  Additional  information about ADRs and EDRs is included in the Trust's  prospectus  under "Certain Risk Factors and  Investment  Methods."  Ordinary  shares are shares of foreign  issuers  that are traded  abroad and on a U.S.  exchange.  New York  shares are shares  that a foreign  issuer has allocated  for trading in the United  States.  ADRs,  ordinary  shares,  and New York shares all may be purchased  with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

         Forward  Currency  Exchange  Contracts.  The  Portfolio  may purchase and sell foreign  currency  either on a spot
(i.e.,  cash)  basis and may  engage  in  forward  foreign  currency  exchange  contracts,  currency  options  and  futures transactions  for hedging or any lawful  purpose.  The Portfolio  will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency  parties will be incorporated  into the long-term  investment  decisions made with respect to overall diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have  flexibility  to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate the  obligation to deliver the foreign  currency by purchasing  an offsetting  forward  contract with the same currency  trader  obligating  the fund to purchase,  on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A convertible  security is a fixed income security that offers the potential for capital appreciation  through a  conversion  feature that  enables the holder to convert the fixed  income  security  into a stated
number of shares of common stock. As fixed income  securities,  convertible  securities  provide a stable stream of income, with  generally  higher  yields than common  stocks.  Because  convertible  securities  offer the potential to benefit from increases  in the  market  price  of the  underlying  common  stock,  however,  they  generally  offer  lower  yields  than non-convertible  securities of similar quality. Of course,  like all fixed income securities,  there can be no assurance of current  income because the issuers of the  convertible  securities may default on their  obligations.  In addition,  there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together resemble convertible  securities in certain respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call options.  The options that will form  elements  of  synthetic  convertible  securities  will be listed on a  securities  exchange  or on the  National
Association of Securities Dealers Automated  Quotation  Systems.  The two components of a synthetic  convertible  security, which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic  convertible  securities  differ from  convertible  securities in certain respects,  including  that each  component of a synthetic  convertible  security  has a separate  market value and responds differently to market fluctuations.  Investing in synthetic  convertible  securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information  about  convertible  securities is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Short Sales  "Against the Box." As discussed in the Trust's  Prospectus,  the  Portfolio may engage in short sales if, at the time of the short  sale,  the  Portfolio  owns or has the right to  acquire  securities  equivalent  in kind and amount to the  securities  being sold short.  While the short sale is maintained,  the Portfolio  will segregate  assets to collateralize  its  obligation  to deliver the  securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  There will be certain additional  transaction  costs  associated  with short sales,  but the  Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the  Portfolio  may invest in  securities  that are  commonly  referred  to as  "derivative"  securities.  Certain derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative  securities  whose value or  performance  is linked to other equity  securities  (such as depositary  receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Portfolio  may enter into futures  contracts,  options or options on futures  contracts.
The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.  Generally,  futures transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures and options  strategies,  such as selling  futures,  buying puts and  writing  calls,  hedge the  Portfolio's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although  other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts  may be a more  effective  means of  hedging  this  exposure.  While the  Portfolio  will pay  brokerage commissions  in  connection  with  opening and closing out futures  positions,  these costs are lower than the  transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions based on securities indices that are consistent with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond Buyer Index of Municipal
Bonds for fixed  income  funds,  or the S&P 500 Index for equity  funds.  The  Portfolio  also may  engage in  futures  and options  transactions based on specific  securities,  such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity  Exchange Act by the CFTC, a
U.S. government agency.

         Unlike when the  Portfolio  purchases  or sells a bond,  no price is paid or received  by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required to deposit an amount of cash or  securities equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as initial  margin.  The margin deposit is intended to assure completion of the contract  (delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery date.  Minimum  initial  margin  requirements  are  established by the futures exchanges and may be revised.  In addition,  brokers may establish  margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the  margin  account is not  income  producing.  Subsequent  payments,  called  variation margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods."  The  Sub-advisor  will seek to minimize  these risks by limiting  the  contracts  entered  into on behalf of the
Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The  Portfolio can  terminate  its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the  option.  While the  receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to participate in a price increase on the underlying  instrument.  If the Portfolio were to engage in options transactions,  it would own the futures contract at the time a call were written and would keep the contract  open until the  obligation  to deliver it pursuant to the call expired.

         When-Issued and Forward  Commitment  Agreements.  The Portfolio may sometimes purchase new issues of securities on a  when-issued  or  forward  commitment  basis in which the  transaction  price  and  yield are each  fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing  securities on a when-issued or forward  commitment  basis,  the Portfolio will segregate  until the settlement  date cash or other liquid  assets in an amount  sufficient to meet the purchase  price.  When the time comes to pay for the  when-issued  securities,  the Portfolio will meet its  obligations  with available  cash,  through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities  themselves  (which may  have a  market  value  greater  or less  than  the  Portfolio's  payment  obligation).  Additional  information  about when-issued  and forward  commitment  transactions  is  included in this  Statement  and in the  Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less  than  three  years of  continuous  operation.  The  Sub-advisor  will  consider  periods  of  capital formation,  incubation,  consolidation,  and research and  development  in  determining  whether a particular  issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Portfolio.  In addition,  financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         Other  Investment  Companies.  The  Portfolio  may invest in other mutual  funds,  including  those advised by the
Sub-advisor,  provided that the investment is consistent with the fund's investment  policies and restrictions and with the limitations  of the 1940 Act.  Under the 1940 Act,  the  Portfolio's  investment  in such  securities,  subject  to certain exceptions,  currently  is  limited  to (a) 3% of the  total  voting  stock of any one  investment  company,  (b) 5% of the
Portfolio's  total assets with respect to any one  investment  company and (c) 10% of the  Portfolio's  total assets in the aggregate.  Such  purchases  will be made in the open market where no commission  or profit to a sponsor or dealer  results from the purchase other than the customary brokers'  commissions.  Additional  information about other investment companies is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-Term  Securities.  In  order to meet  anticipated  redemptions,  to hold  assets  pending  the  purchase  of additional  securities for the Portfolio,  or, in some cases, for temporary defensive purposes,  the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S. Government Securities.  The Portfolio may invest in U.S. government  securities,  including bills, notes, and bonds  issued by the U.S.  Treasury  and  securities  issued or  guaranteed  by agencies or  instrumentalities  of the U.S.
government.  Some U.S.  government  securities  are  supported  by the  direct  full  faith and  credit  pledge of the U.S.
government;  others are supported by the right of the issuer to borrow from the U.S. Treasury;  others,  such as securities issued by the Federal National Mortgage  Association,  are supported by the discretionary  authority of the U.S. government to purchase the agencies'  obligations;  and others are supported only by assurance that the U.S.  government  will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

         Lending of Securities.  The Portfolio may lend its securities.  Additional  information on securities  lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Portfolio to seek to balance the objectives of reasonable  opportunity  for capital growth and reasonable  current income through  investments  primarily in dividend-paying  common stocks of good quality.  However, it may invest  whenever the economic  outlook is  unfavorable  for common stock  investments  in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic and other conditions,  irrespective of the degree of portfolio  turnover.  The Portfolio engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Portfolio may try to realize income by writing  covered call option  contracts  provided  that the option is listed on a domestic  securities  exchange  and that no option will be written if, as a result,  more than 25% of the Portfolio's  assets are subject to call options.  The  Sub-advisor  believes that the premiums the Portfolio will receive for writing  options can increase the  Portfolio's  income without  subjecting it to substantial risks.

         A security  on which an option has been  written  will be held in escrow by the  Portfolio's  custodian  until the option  expires,  is exercised,  or a closing  purchase  transaction is made. The Portfolio will purchase call options only to close out a  position  in an option  written by it.  When a security  is sold from the  Portfolio  against  which a call option has been written,  the Portfolio  will effect a closing  purchase  transaction  so as to close out any existing call option on that security.

         The premium  received by the Portfolio  upon writing a call option will  increase the  Portfolio's  assets,  and a corresponding  liability  will be recorded and  subsequently  adjusted  from day to day to the current  value of the option written.  For example,  if the current value of the option exceeds the premium received,  the excess would be an unrealized loss and,  conversely,  if the premium  exceeds the current  value,  such excess would be an unrealized  gain.  The current value of the  option  will be the last  sales  price on the  principal  exchange  on which the  option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Portfolio  then  concludes  not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may invest in  foreign  securities,  but will not make any such  investments unless such securities are listed on a national  securities  exchange.  The purchase of foreign  securities entails certain political and economic  risks,  and  accordingly,  the  Portfolio  has  restricted  its  investments  in securities in this category to issues of high  quality.  Evidences  of ownership of foreign  securities  may be held outside of the U.S.,  and the Portfolio may be subject to the risks  associated with the holding of such property  overseas.  Additional  information on foreign  securities  and their risks is included  in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Securities  Ratings.  The  ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The rating  of an  issuer  is  heavily  weighted  by past  developments  and  does  not  necessarily  reflect  probable  future conditions.  There is  frequently  a lag  between the time a rating is assigned  and the time it is updated.  In  addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A detailed  description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this
Statement.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth and Income  Portfolio.  These  limitations are not "fundamental  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

         3.       Pledge,  mortgage,  or hypothecate  its assets -- however,  this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

         4.       Purchase  securities of any issuer unless it or its predecessor  has a record of three years'  continuous operation,  except that the Portfolio may purchase  securities of such issuers through  subscription offers or other rights it receives as a security  holder of companies  offering such  subscriptions  or rights,  and such  purchases  will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

         5.       Make short sales  except  short sales made  "against the box" to defer  recognition  of taxable  gains or losses.

         6.       Purchase a  security  if as a result,  more than 5% of the value of that  Portfolio's  assets,  at market value,  would be invested in the  securities of issuers  which,  with their  predecessors,  have been in business less than three years.

         7.           Invest in companies for the purpose of exercising control or management.

         8.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

AST MFS Growth with Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

         Corporate Debt Securities.  The Portfolio may invest in debt securities,  such as convertible and  non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The  Portfolio  may invest in floating or variable  rate  securities.
Investments in variable or floating rate  securities  normally will involve  industrial  development or revenue bonds which provide  that the rate of interest is set as a specific  percentage  of a designated  base rate,  such as rates on Treasury
Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The  maturity  of  floating  or  variable  rate  obligations  (including  participation interests  therein)  is deemed to be the longer of (i) the notice  period  required  before the  Portfolio  is  entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the  obligations  mature on a specified  date, which may range up to thirty years from the date of issuance.

         Zero  Coupon  Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The  Portfolio  may invest in zero  coupon  bonds, deferred  bonds and bonds on which the interest is payable in kind ("PIK bonds").  Zero coupon and deferred  interest bonds are debt  obligations,  which are issued at a significant  discount from face value.  The discount  approximates  the total amount of interest the bonds will accrue and compound  over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the security at the time of issuance.  While zero coupon bonds do not require the  periodic  payment of  interest,  deferred  interest  bonds do provide for a period of delay before the regular payment of interest  begins.  PIK bonds are debt  obligations,  which  provide  that the issuer  may,  at its  option,  pay interest  on such bonds in cash or in the form of  additional  debt  obligations.  Such  investments  benefit the issuer by mitigating  its need for cash to meet debt service,  but also require a higher rate of return to attract  investors who are willing to defer  receipt of such cash.  Such  investments  may  experience  greater  volatility  in market value than debt obligations,  which make regular  payments of interest.  The Portfolio will accrue income on such  investments  for tax and accounting  purposes,  which are  distributable  to  shareholders  and which,  because no cash is  received  at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Equity  Securities.  The Portfolio may invest in all types of equity securities,  including the following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Warrants.  The  Portfolio  may invest in warrants.  The strike price of warrants  typically is much lower than the current  market  price of the  underlying  securities,  yet they are  subject to similar  price  fluctuations,  in absolute terms.  As a result,  warrants may be more  volatile  investments  than the  underlying  securities  and may offer  greater potential  for capital  appreciation  as well as capital loss.  Additional  information  regarding  warrants is included in this SAI and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.   The  Portfolio  may  invest  in  dollar-denominated   and  non-dollar  denominated  foreign
securities.  Investing in securities of foreign issuers generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary
Receipts  ("GDRs") and other types of depositary  receipts.  ADRs are  certificates by a U.S.  depository  (usually a bank)
and  represent  a  specified  quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as collateral.  GDRs and other types of  depositary  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by either a foreign  or a U.S.  company.  For the  purposes  of the
Portfolio's  policy to invest a certain  percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depositary  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of
ADR.  Although the U.S.  investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as  potential  currency  exchange and other  difficulties.  The  Portfolio may purchase  securities  in local markets and direct  delivery of these shares to the local depositary of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not  subject  to the same  reporting requirements  in the United States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields of certain of the  securities  in the  Portfolio's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently over the history of certain emerging markets and could adversely affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations  in the currencies in which a Portfolio's  portfolio  securities are  denominated  may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed  and prices for the  Portfolio's  securities  in such markets may not be readily  available.  The Portfolio  may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC. If market prices are not readily  available,  the  Portfolio's  securities in the  affected  markets  will be valued at fair value  determined  in good faith by or under the  direction  of the Board of
Trustees.

         Withholding.  Income from  securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio  makes its  investments.  The Portfolio's net asset  value may also be  affected  by changes  in the rates or  methods of  taxation  applicable  to the  Portfolio  or to entities in which the Portfolio has invested.  The Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended  investments  from  fluctuations  in currency  exchange  rates) as well as for  non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The  Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which presents  greater  profit  potential  but also involves  increased  risk.  For example,  the Portfolio may purchase a given foreign  currency  through a Forward  Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency is expected to rise relative to the U.S.  dollar.  Conversely,  the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this Statement and the Trust's  Prospectus  under "certain
Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices of foreign currencies or commodities.
The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal  bond indices and any other indices of foreign or domestic  fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended  stock  investments  from broad  fluctuations  in stock  prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the
Portfolio's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio securities  may be  offset,  in whole or in  part,  by gains on the  futures  position.  When the  Portfolio  is not  fully invested in the securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of  securities  that the
Portfolio  intends to purchase.  As such purchases are made, the  corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these  transactions,  the Portfolio  will purchase such  securities  upon termination  of the futures  position,  but under  unusual  market  conditions,  a long futures  position may be terminated without a related purchase of securities.

         The  Portfolio  may purchase and sell foreign  currency  futures  contracts  for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates. Such fluctuations  could reduce
the  dollar  value  of  portfolio  securities   denominated  in  foreign  currencies,   or  increase  the  dollar  cost  of
foreign-denominated  securities, or increase the dollar cost of foreign-denominated  securities to be acquired, even if the value of such  securities  in the  currencies  in which they are  denominated  remains  constant.  The  Portfolio  may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated  in such  currency and it anticipates  a decline in the value of such  currency  relative  to the  dollar.  In the event  such  decline  occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated  securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Portfolio purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further  information  on Futures  Contracts,  see this  Statement  under  "Certain Risk Factors and Investment
Methods."

         Investment in Other Investment Companies.  The Portfolio may invest in other investment companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described  below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and  non-hedging  purposes  in a manner  similar  to that in which  Futures  Contracts  on foreign  currencies,  or Forward
Contracts,  will be  utilized.  For  example,  where a rise in the dollar  value of a currency  in which  securities  to be acquired are  denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options  thereon.  The purchase of such options could offset,  at least partially,  the effect of the adverse  movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Portfolio to hedge such  increased cost up to the amount of the premium.  Foreign  currency  options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts may be traded on foreign  exchanges.  The  Portfolio  may cover the  writing of call  Options on  Futures  Contracts  (a)  through purchases of the underlying  Futures  Contract,  (b) through  ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures Contract and in the same principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the Portfolio  owns liquid and unencumbered  assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a)
through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the  security  or index  underlying  the  Futures  Contract,  or (c)  through the holding of a put on the same
Futures  Contract  and in the same  principal  amount as the put written  where the  exercise  price of the put held (i) is equal to or greater  than the exercise  price of the put written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the  Portfolio,  the Portfolio  will be required to sell the  underlying  Futures  Contract which,  if the  Portfolio has covered its  obligation  through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put  Option on a Futures  Contract  written  by the  Portfolio  is  exercised,  the
Portfolio will be required to purchase the underlying  Futures  Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written  by the  Portfolio  may also be  covered  in such  other  manner  as may be in  accordance  with the requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded,  and applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit the  Portfolio  to write  another  put option to the extent  that the  Portfolio  owns liquid and unencumbered  assets. Such transactions  permit the Portfolio to generate additional premium income,  which will partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be acquired.
Also,  effecting a closing  transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other  investments  of the  Portfolio,  provided  that another  option on such security is not written.  If the  Portfolio  desires  to sell a  particular  security  from its  portfolio  on which it has  written a call option,  it will effect a closing  transaction  in connection  with the option prior to or concurrent  with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the  Portfolio may purchase a security  and then  write a call  option  against  that  security.  The  exercise  price of the call  option the
Portfolio  determines  to write will depend upon the  expected  price  movement of the  underlying  security.  The exercise price of a call option may be below ("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected that the premiums  received from writing the call option plus the appreciation in the market price of the underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the  underlying  security  alone.  If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised  and the price of the  underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will expire worthless and the Portfolio's  gain will be limited to the premium  received,  less related  transaction costs.  If the market price of the underlying  security  declines or otherwise is below the exercise  price,  the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise price;  the Portfolio's  return will be the premium  received from the put option  minus the amount by which the market price of the  security is below the  exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put  options  may be used by the  Portfolio  in the same  market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation to sell and  purchase  the same  security in the event that one of the options is  exercised.  If the price of the security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will  likely be  exercised  and the  Portfolio  will be  required to sell the  underlying  security at a below  market price.  This  loss may be  offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two options.  Conversely,  if the price of the security  declines by a  sufficient  amount,  the put will likely be  exercised.
The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither  the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken by the  Portfolio  solely for hedging  purposes,  and could involve  certain risks which are not present in the case of hedging  transactions.  Moreover,  even where options are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge  against an increase in the price of securities  that the
Portfolio  anticipates  purchasing  in the future.  If such increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion  or exchange of other  securities in its  portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry  or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term  debt  securities  awaiting  investment.  When purchasing call options for this purpose,  the
Portfolio  will also  bear the risk of  losing  all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase of call options on stock  indices when the  Portfolio  is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks of loss and of  increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"  purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different  currency)
may  involve  greater  correlation  risks.  Consequently,  the  Portfolio  bears the risk  that the price of the  portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small  number of  securities.  Nevertheless,  where the  Portfolio  enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index  should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's  portfolio or the intended  acquisitions  being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of  performance  thereunder.  This  could  increase  the  extent  of any loss  suffered  by the  Portfolio  in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through  segregation  of securities,  such  securities  may not match the  composition of the index,  and the
Portfolio may not be fully  covered.  As a result,  the Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully protect it against risk of loss and,  in any  event,  the  Portfolio  could  suffer  losses on the  option  position  which  might not be offset by corresponding  portfolio  gains.  The Portfolio may also enter into futures,  Forward  Contracts for non-hedging  purposes.
For example,  the Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward Contracts may be leveraged,  which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering  into  transactions  in  derivatives  for other than  hedging  purposes,  therefore,  could  expose the
Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect to the writing of  straddles  on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the  amount of the  premiums  received.  Such  transactions,  therefore,  create an  opportunity  for increased return by providing the Portfolio with two  simultaneous  premiums on the same security,  but involve  additional risk,  since the  Portfolio  may have an option  exercised  against  it  regardless  of whether  the price of the  security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be  required  to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient cash available to meet margin requirements,  it will be necessary to liquidate  portfolio  securities or other assets at a time when it is  disadvantageous to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's  ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential   Bankruptcy  of  a  Clearinghouse  or  Broker.   When  the  Portfolio   enters  into   transactions  in
exchange-traded  futures or  options,  it is exposed  to the risk of the  potential  bankruptcy  of the  relevant  exchange clearinghouse  or the broker through which the Portfolio has effected the  transaction.  In that event, the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection with its transactions, for an  indefinite  period  of  time,  and  could  sustain  losses  of a  portion  or all of such  amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions  or  restrictions.  The  Sub-advisor  does not believe  that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the  Portfolio.  Further,  the value of such positions could be adversely  affected by a number of other  complex  political  and economic  factors  applicable  to the  countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which  trading  systems  will be based  may not be as  complete  as the  comparable  data on which the  Portfolio  makes investment and trading decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected  in the  forward,  futures or options market until the following  day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the  institution  acts as broker and is able to find another  counterparty  willing to enter into the transaction with the Portfolio.  Where no such  counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may  decide to  discontinue  their role as  market-makers  in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Sales Against The Box. The Portfolio  may make short sales  "against the box." If the Portfolio  enters into a short sales  against the box, it is required to  segregate  securities  equivalent  in kind and amount to the  securities sold short (or securities  convertible or exchangeable  into such securities) and is required to hold such securities while the short sale is  outstanding.  The Portfolio  will incur  transaction  costs,  including  interest,  in  connection  with opening,  maintaining,  and closing short sales against the box. For further information about this practice,  please refer to the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Term  Instruments.  The Portfolio  may hold cash and invest in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash  (including  foreign  currency) or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

          "When-Issued"  Securities.  The Portfolio may purchase  securities on a "when-issued,"  "forward  commitment," or
"delayed  delivery  basis." The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more  information  about  when-issued  securities,  please see this Statement  under "Certain Risk Factors and
Investment Methods."

AST INVESCO Capital Income Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

      The Portfolio seeks to achieve its objective by investing in securities that are expected to produce  relatively high levels of income  and  consistent,  stable  returns.  The  Portfolio  normally  will  invest at least 65% of its  assets in dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Equity  securities  include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the  Portfolio's  assets may be invested in equity  securities  that do not pay  regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets invested in debt  securities or convertible  bonds.
The  Portfolio  may  invest up to 25% of its total  assets in  foreign  securities,  including  securities  of  issuers  in countries  considered  to be  developing.  These  foreign  investments  may  serve to  increase  the  overall  risks of the
Portfolio.

         Debt Securities.  The debt securities in which the Portfolio  invests are generally  subject to two kinds of risk, credit  risk and market  risk.  The  ratings  given a debt  security by Moody's  and  Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit  risk.  The lower the rating given a debt  security by such rating  service,  the greater the credit risk such rating  service  perceives to exist with respect to such  security.  Increasing  the amount of
Portfolio  assets  invested  in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt  securities,  while intended to increase the yield produced by the  Portfolio's  debt  securities,  will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities  and  non-rated  securities  of  comparable  quality  tend to be  subject  to  wider fluctuations  in yields and market  values than higher  rated debt  securities  and may have  speculative  characteristics.
Although the Portfolio  may invest in debt  securities  assigned  lower grade  ratings by S&P or Moody's,  the  Portfolio's investments  have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities rated lower than B by either S&P or Moody's may be highly  speculative.  The  Sub-advisor  intends to limit such  portfolio investments to debt securities  which are not believed by the  Sub-advisor to be highly  speculative and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic  downturn or major  increase in interest rates may well result in issuers of lower-rated  debt securities  experiencing  increased  financial  stress which would  adversely  affect their ability to service their  principal and interest  obligations,  to meet  projected  business goals,  and to obtain  additional  financing.  While the  Sub-advisor  attempts  to limit  purchases  of  lower-rated  debt securities to securities  having an  established  retail  secondary  market,  the market for such  securities may not be as liquid as the market  for higher  rated debt  securities.  For an  additional  discussion  of  certain  risks  involved  in lower-rated  or unrated  securities,  see this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Lending  Portfolio  Securities.  The Portfolio may lend its securities to qualified  brokers,  dealers,  banks, or other  financial  institutions.  While  voting  rights may pass with the loaned  securities,  if a  material  event  (e.g., proposed merger,  sale of assets,  or liquidation) is to occur affecting an investment on loan, the loan must be called and the  securities  voted.  Loans of  securities  made by the  Portfolio  will  comply  with all other  applicable  regulatory requirements,  including  the rules of the New York Stock  Exchange and the  requirements  of the 1940 Act and the rules of the SEC thereunder.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST INVESCO Capital Income  Portfolio.  This limitation is not a "fundamental"  restriction,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Purchase any security or enter into a repurchase agreement,  if as a result, more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available  market.  The Trustees or the Investment  Manager or the Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule
144A under the Securities  Act of 1933, or any successor to that rule,  and therefore that such  securities are not subject to the foregoing limitation;

4.           Invest in companies for the purpose of exercising control or management.

5.       Buy any  securities  or other  property on margin  (except for such  short-term  credits as are  necessary for the clearance of transactions).

AST DeAM Global Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

Investment Policies:

         Short-Term  Investments.  The Portfolio may invest in cash and high quality,  short-term money market  instruments such as certificates of deposit,  commercial paper, bankers' acceptances,  short-term U.S. Government obligations,  taxable municipal  securities,  master notes,  and  repurchase  agreements,  pending  investment in portfolio  securities,  to meet anticipated  short-term  cash needs  such as  dividend  payments  or  redemptions  of shares,  or for  temporary  defensive purposes.  Such  investments  generally  will have  maturities  of 60 days or less and normally  are held to maturity.  The underlying  securities that are subject to a repurchase agreement will be  "marked-to-market"  on a daily basis so that the value of the securities in relation to the amount of the repurchase agreement may be determined.

         U.S.  Government  securities may take the form of participation  interests in, and may be evidenced by, deposit or safekeeping  receipts.  Participation  interests are pro rata interests in U.S.  Government  securities.  The Portfolio may acquire participation  interests in pools of mortgages sold by the Government National Mortgage Association  ("GNMA"),  the
Federal  National  Mortgage  Association  ("FNMA")  and the Federal  Home Loan  Banks.  Instruments  evidencing  deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities,  including those that are guaranteed by federal agencies or instrumentalities,  may or may not be backed by the "full  faith and  credit" of the United  States.  Some  securities  issued by federal  agencies or instrumentalities  are only supported by the credit of the agency or instrumentality  (such as the Federal Home Loan Banks)
while  others have an  additional  line of credit with the U.S.  Treasury  (such as FNMA).  In the case of  securities  not backed by the full faith and credit of the United  States,  the Portfolio  must look  principally  to the agency issuing or guaranteeing  the obligation for ultimate  repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         Debt  Securities.  The Portfolio may invest in debt securities rated Baa or better by Moody's  Investors  Service,
Inc.  ("Moody's")  or BBB or  better by  Standard  & Poor's  Ratings  Services  ("S&P")  or,  if  unrated,  deemed to be of comparable  quality by the  Sub-advisor,  although the Portfolio may invest to a limited extent in lower-rated  securities.
The fixed income  securities  in which the  Portfolio  invests may include  U.S.  Government  obligations,  mortgage-backed securities,  asset-backed  securities,  bank  obligations,  corporate debt obligations and unrated  obligations,  including those of foreign  issuers.  The Portfolio  may, in pursuit of its  objective,  invest up to 10% of its total assets in debt securities  rated  lower than Baa by  Moody's  or BBB by S&P (or a  comparable  rating of any other  nationally  recognized statistical  rating  organizations  "NRSROs") or unrated  securities  determined  by the  Sub-advisor  to be of  comparable quality  ("junk  bonds").  Junk  bonds  have  speculative  characteristics  that are  likely  to  increase  in  number  and significance  with each successive  lower rating category.  Additional  information  about  lower-rated debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Equity  Securities.  The Portfolio may invest in both domestic and international  equity  securities.  Investments in non-U.S.  dollar denominated stocks may be made solely for capital  appreciation or solely for income or any combination of both for the  purpose of  achieving  a higher  overall  return.  Stocks of  companies  in  developing  countries  may be included.  The Portfolio also may invest in convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater  potential for  appreciation.  These companies may have limited  product  lines,  markets and financial  resources,  or they may be dependent on a small or  inexperienced management  group.  In addition,  their  securities  may trade less  frequently  and move more abruptly than  securities of larger companies.

         For additional  information  about the risks involved with equity  securities,  see this Statement  under "Certain
Risks Factors and Investment Methods."

         Real Estate  Investment Trusts  ("REITs").  To the extent  consistent with its investment  objective and policies, the Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Portfolio.   By  investing  in  REITs  indirectly  through  the  Portfolio,  a  shareholder  will  bear  not  only  his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Lending  Portfolio  Securities.  Consistent with applicable  regulatory  requirements,  the Portfolio may lend its portfolio  securities.  The Portfolio  would  continue to receive the income on loaned  securities  and would,  at the same time,  earn  interest  on the  loan  collateral  or on the  investment  of the loan  collateral  if it were  cash.  Lending securities  entails a risk of loss to the  Portfolio  if and to the extent that the market value of the  securities  loaned were to increase  and the lender did not  increase  the  collateral  accordingly.  Other risks and  limitations  of lending portfolio  securities  are  discussed  in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Short  Sales  "Against  the Box." As  described  in the Trust's  Prospectus,  the  Portfolio  may make short sales against  the box.  In no event may the  Portfolio  deposit or pledge more than 10% of its total  assets as  collateral  for short sales at any one time. To secure its  obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible into or exchangeable  for such  securities.  Since the Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes  that the price of a security  may decline, causing a decline in the value of a security  owned by the Portfolio or a security  convertible  into or  exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced by a gain in the short position.  Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the
Portfolio owns, either directly or indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the  conversion  premium.  In  determining  the number of shares to be sold short  against a  Portfolio's  position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts,  futures contracts,  options on securities,  options on indices,  options on currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated  with the  Portfolio's  investments.  These  instruments are often referred to as "derivatives,"  which may be defined as financial  instruments  whose  performance is derived,  at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of  Options,  Futures  and  Currency  Strategies.  The use by the  Portfolio  of  options,  futures contracts  and  forward  currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be imperfect  correlation,  or even no correlation,  between the price movements of an instrument (such as an option contract)
and the price movements of the investments  being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential  decline in a security  and the  security  does  decline in price,  the put  option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments being hedged, such as changing interest rates,  market liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor  believes that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

         Cover.  Transactions  using forward  contracts,  futures  contracts and options (other than options purchased by a
Portfolio)  expose the Portfolio to an obligation to another party.  A Portfolio will not enter into any such  transactions unless it owns  either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other  options,  forward contracts or futures  contracts or (2) cash and/or  short-term  debt  securities  with a value  sufficient  at all times to cover its  potential  obligations  not covered as  provided in (1) above.  The  Portfolio  will comply with SEC  guidelines regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid  securities.  To the extent  that a futures  contract,  forward  contract  or option is deemed to be  illiquid,  the assets  used to "cover" the
Portfolio's  obligation  will also be treated as illiquid in determining the Portfolio's  maximum  allowable  investment in illiquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large  portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

         Writing Call Options.  The  Portfolio  may write (sell)  covered call options on  securities,  futures  contracts, forward  contracts,  indices and  currencies.  Writing call options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or  currency.  The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract  or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has written  other put options.  For  example,  where the  Portfolio  has written a put option on an  underlying  security, rather than entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price  and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in combinations,  these strategies are commonly referred to as "put spreads."  Likewise,  the Portfolio may write call options on underlying  securities,  contracts or currencies  against which it has purchased  protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The  Portfolio  may  purchase  covered call  options on  securities,  futures contracts,  forward  contracts,  indices and  currencies.  The  Portfolio  may enter into  closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying  securities,  contracts or currencies  against which it has written other call  options.  For example,  where the  Portfolio  has written a call option on an underlying  security, rather than entering a closing  transaction of the written  option,  it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  call.  Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation  (which would guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

         Index  Options.  The risks of  investment  in index  options may be greater  than options on  securities.  Because index  options  are  settled in cash,  when the  Portfolio  writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  The Portfolio can offset some of the risk of writing a call index  option  position by holding a  diversified  portfolio of  securities  similar to those on which the underlying index is based.  However,  the Portfolio cannot,  as a practical matter,  acquire and hold a portfolio containing  exactly  the same  securities  as  underlie  the index  and,  as a  result,  bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Limitations  on Options.  The Portfolio  will not write  options it,  immediately  after such sale,  the aggregate value of securities or obligations  underlying the outstanding  options exceeds 20% of the  Portfolio's  total assets.  The
Portfolio will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock  index  futures  contracts  (collectively,  "Futures"  or "Futures  Contracts")  and options on Futures as a hedge against changes in prevailing  levels of interest rates,  currency exchange rates or stock price levels,  respectively,  in order to establish  more  definitely  the effective  return on securities or currencies  held or intended to be acquired by
it. The  Portfolio's  hedging  may  include  sales of Futures as an offset  against  the effect of  expected  increases  in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures exchanges and are standardized as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and trading  thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or Futures will be purchased  to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid  secondary  market or the  imposition of price  limits,  it could incur  substantial  losses.  The  Portfolio  would continue  to be  subject  to market  risk with  respect  to the  position.  In  addition,  except in the case of  purchased options,  the  Portfolio  might be required to maintain  the  position  being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their risks is included in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract  is an  obligation,  usually  arranged  with a  commercial  bank or other currency  dealer,  to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make delivery of the currency at the maturity of the forward  contract.  The
Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward  contracts  varies with factors such as the currencies  involved, the length of the  contract  period and the market  conditions  then  prevailing.  Because  forward  contracts  are usually entered into on a principal  basis,  no fees or commissions are involved.  The use of forward  contracts does not eliminate fluctuations in the prices of the underlying  securities the Portfolio owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery  Agreements.  The  Portfolio  may  purchase  or  sell  securities  on a  delayed-delivery  basis.
Delayed-delivery  agreements  involve  commitments  by the  Portfolio  to  dealers or  issuers  to  acquire  securities  or instruments  at a specified  future date beyond the customary  same-day  settlement  for such  securities  or  instruments.
These  commitments  may fix the  payment  price  and  interest  rate to be  received  on the  investment.  Delayed-delivery agreements  will not be used as a  speculative  or leverage  technique.  Rather,  from time to time,  the  Sub-advisor  can anticipate  that cash for  investment  purposes  will result from,  among other  things,  scheduled  maturities of existing portfolio  instruments  or from net  sales of shares  of the  Portfolio.  To  assure  that the  Portfolio  will be as fully invested as possible in  instruments  meeting its  investment  objective,  the  Portfolio  may enter into  delayed-delivery agreements,  but only to the extent of anticipated  funds  available for  investment  during a period of not more than five business days.  Until the settlement  date, the Portfolio will segregate  liquid assets of a dollar value sufficient at all times to make  payment  for the  delayed-delivery  securities.  No more than 25% of the  Portfolio's  total  assets will be committed to delayed-delivery  agreements and when-issued securities,  as described below. The delayed-delivery  securities will be recorded as an asset of the  Portfolio.  The purchase  price of the  delayed-delivery  securities is a liability of the Portfolio  until  settlement.  If cash is not available to the Portfolio at the time of  settlement,  the Portfolio may be required to dispose of portfolio  securities  that it would  otherwise  hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery  agreement.  Absent  extraordinary  circumstances,  the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional information about delayed-delivery  agreements and their risks is included in this Statement and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase  securities on a "when-issued"  basis;  that is, the date for delivery  of and payment for the  securities  is not fixed at the date of  purchase,  but is set after the  securities  are issued  (normally within  forty-five days after the date of the  transaction).  The payment  obligation and, if applicable, the interest rate that will be received on the  securities are fixed at the time the buyer enters into the  commitment.  No additional  when-issued  commitments  will be made if as a result more than 25% of a Portfolio's  total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Portfolio  purchases a when-issued  security,  it will direct the its custodian bank to  collateralize  the when-issued  commitment  by  segregating  liquid assets in the same fashion as required for a  delayed-delivery  agreement.
Such segregated liquid assets will likewise be  marked-to-market,  and the amount segregated will be increased if necessary to maintain  adequate  coverage of the  when-issued  commitments.  To the extent  assets are  segregated,  they will not be available for new investments or to meet redemptions.

         Securities  purchased on a when-issued  basis and the  securities  held by the Portfolio are subject to changes in market value based upon the public's perception of the  creditworthiness  of the issuer and, if applicable,  changes in the level of interest rates.  Therefore,  if the Portfolio is to remain  substantially  fully invested at the same time that it has purchased  securities  on a when-issued  basis,  there will be a possibility  that the market value of the  Portfolio's assets will  fluctuate to a greater  degree.  Furthermore,  when the time comes for the  Portfolio to meet its  obligations under  when-issued  commitments,  the Portfolio  will do so by using  then-available  cash flow, by sale of the  segregated liquid assets,  by sale of other  securities or,  although it would not normally  expect to do so, by directing the sale of the  when-issued  securities  themselves  (which  may have a market  value  greater  or less than the  Portfolio's  payment obligation).

         Additional  information  about  when-issued  transactions and their risks is included in this Statement and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in  Foreign  Securities.  The  Portfolio  may  invest  up to 25%  of  its  total  assets  in  foreign securities.  To the extent it invests in securities  denominated in foreign  currencies,  the Portfolio  bears the risks of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Portfolio  may invest in securities of foreign  issuers that are in the form of American
Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  or  other  securities  representing  underlying securities  of foreign  issuers,  and such  investments  are  treated as foreign  securities  for  purposes  of  percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign securities,  whether denominated in U.S. currencies or foreign currencies, may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Foreign Exchange  Transactions.  The Portfolio has authority to deal in foreign exchange between currencies of the different  countries in which it will invest either for the  settlement  of  transactions  or as a hedge  against  possible variations in the foreign  exchange rates between those  currencies.  This may be accomplished  through direct purchases or sales of foreign  currency,  purchases of options on futures  contracts with respect to foreign  currency,  and contractual agreements  to  purchase or sell a  specified  currency  at a specified  future date (up to one year) at a price set at the time of the contract.  Such contractual  commitments may be forward  contracts  entered into directly with another party or exchange traded futures contracts.

         The Portfolio may purchase and sell options on futures contracts,  forward contracts or futures contracts that are denominated  in a particular  foreign  currency to hedge the risk of  fluctuations  in the value of another  currency.  The
Portfolio's  dealings in foreign  exchange  will be limited to hedging  foreign  currency  exposure and may involve  either specific  transactions  or  portfolio  positions.  Transaction  hedging is the  purchase or sale of foreign  currency  with respect to specific  receivables  or payables of the  Portfolio  accruing in  connection  with the  purchase or sale of its portfolio  securities,  the sale and redemption of shares of the Portfolio,  or the payment of dividends and  distributions by the  Portfolio.  Position  hedging is the  purchase  or sale of foreign  currency  with  respect to  portfolio  security positions (or underlying  portfolio  security  positions,  such as in an ADR) denominated or quoted in a foreign  currency.
The  Portfolio  will not  speculate in foreign  exchange,  and will not commit a larger  percentage  of its total assets to foreign exchange hedges than the percentage of its total assets that it can invest in foreign securities.

         Additional  information  about the various  foreign  currency  transactions  that the Portfolio may enter into and their risks is  included in this  Statement  and in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

         Borrowings.  The  Portfolio may borrow money to a limited  extent from banks for  temporary or emergency  purposes subject  to the  limitations  under  the 1940  Act.  The  Portfolio  will not  purchase  additional  securities  while  any borrowings are outstanding.  Additional  information  about borrowing is included in the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST DeAM Global Allocation  Portfolio.  This limitation is not a "fundamental"  restriction,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:   The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Sub-advisor has broad powers with respect to investing funds or  holding  them  uninvested.  Investments  are  varied  according  to what is judged  advantageous  under  changing economic  conditions.  It will be the  policy of the  Sub-advisor  to retain  maximum  flexibility  in  management  without restrictive  provisions  as to the  proportion  of one or  another  class of  securities  that may be held  subject  to the investment  restrictions  described  below.  However,  the  Sub-advisor  may invest the assets of the  Portfolio in varying amounts in other  instruments  and in senior  securities,  such as bonds,  debentures,  preferred  stocks  and  convertible issues,  when  such a course  is  deemed  appropriate  in order to  attempt  to attain  its  financial  objectives.  Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above  statement of  investment  policy gives the  Sub-advisor  authority to invest in  securities  other than common stocks and traditional  debt and  convertible  issues.  The  Sub-advisor  may invest in master limited  partnerships
(other  than real  estate  partnerships)  and  royalty  trusts  which are  traded on  domestic  stock  exchanges  when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The  Sub-advisor  will invest  approximately  60% of the Portfolio in equity  securities  and the balance in fixed income  securities.  The fixed income assets will be invested  primarily in investment grade securities.  The Portfolio may invest up to 15% of its fixed  income  assets in high yield  securities.  There are no credit or maturity  restrictions  on the fixed income  securities in which the high yield  portion of the  Portfolio  may be invested.  The Portfolio may invest in securities of the United States  government and its agencies and  instrumentalities,  corporate,  sovereign  government, municipal,  mortgage-backed,  and other asset-backed securities.  For purposes of determining the weighted average maturity of the fixed income portion of the Portfolio,  the  Sub-advisor  will use weighted  average life as the measure of maturity for all  mortgage-backed  and  asset-backed  securities.  It can be expected that the Sub-advisor  will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts.  The Portfolio conducts its foreign currency exchange  transactions either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange  market,  or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor wishes to "lock in" the U.S.  dollar price of a security when the Portfolio is  purchasing or selling a security  denominated  in a foreign currency,  the Portfolio  would be able to enter into a forward  contract to do so  ("transaction  hedging");  (2) when the
Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.
dollar,  the  Portfolio  would be able to enter into a forward  contract to sell foreign  currency for a fixed U.S.  dollar amount  approximating the value of some or all of the Portfolio's  securities either denominated in, or whose value is tied to, such foreign  currency  ("portfolio  hedging").  It is anticipated  that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to  transaction  hedging,  when the  Portfolio  enters  into a trade  for the  purchase  or sale of a  security denominated  in a foreign  currency,  it may be  desirable  to establish  (lock in) the U.S.  dollar cost or  proceeds.  By entering into forward  contracts in U.S. dollars for the purchase or sale of a foreign  currency  involved in an underlying security  transaction,  the Portfolio  will be able to protect  itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under  portfolio  hedging,  when the Sub-advisor  believes that the currency of a particular  country may suffer a substantial  decline  relative to the U.S.  dollar,  the Portfolio could enter into a foreign  contract to sell for a fixed dollar amount the amount in foreign  currencies  approximating the value of some or all of its portfolio  securities either denominated  in, or whose value is tied to, such foreign  currency.  The  Portfolio  will place cash or  high-grade  liquid securities in a separate  account with its custodian in an amount  sufficient to cover its  obligation  under the contract.
If the value of the securities  placed in the separate  account  declines,  additional cash or securities will be placed in the  account  on a daily  basis so that the value of the  account  equals the amount of the  Portfolio's  commitments  with respect  to such  contracts.  At any  given  time,  no more  than 10% of the  Portfolio's  assets  will be  committed  to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities  involved would not generally be possible  since the future  values of such  foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the  forward  contract  is entered  into and the date it matures.  Predicting short-term currency market movements is extremely  difficult,  and the successful  execution of short-term hedging strategy is  highly  uncertain.  The  Sub-advisor  does not  intend to enter  into such  contracts  on a  regular  basis.  Normally, consideration  of the prospect for currency  parities will be  incorporated  into the long-term  investment  decisions made with  respect to overall  diversification  strategies.  However,  the  Sub-advisor  believes  that it is  important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally,  the  Portfolio  will not enter into a forward  contract  with a term of greater than one year.  At the maturity of the forward  contract,  the Portfolio  may either sell the portfolio  security and make delivery of the foreign currency,  or it may retain the security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an
"offsetting"  forward  contract with the same currency  trader  obligating the Portfolio to purchase,  on the same maturity date, the same amount of the foreign currency.

         It is  impossible  to forecast  with  absolute  precision  the market value of the  Portfolio's  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for the  Portfolio to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency the Portfolio is obligated to deliver.  For an additional  discussion of forward currency exchange  contracts and certain risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the  Portfolio  may invest in  securities  that are  commonly  referred  to as  "derivative"  securities.  Certain derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative  securities  whose value or  performance  is linked to other equity  securities  (such as depositary  receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Portfolio  may enter into futures  contracts,  options or options on futures  contracts.
The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.  Generally,  futures transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures and options  strategies,  such as selling  futures,  buying puts and  writing  calls,  hedge the  Portfolio's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although  other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts  may be a more  effective  means of  hedging  this  exposure.  While the  Portfolio  will pay  brokerage commissions  in  connection  with  opening and closing out futures  positions,  these costs are lower than the  transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions based on securities indices that are consistent with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond Buyer Index of Municipal
Bonds for fixed  income  funds,  or the S&P 500 Index for equity  funds.  The  Portfolio  also may  engage in  futures  and options  transactions based on specific  securities,  such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity  Exchange Act by the CFTC, a
U.S. government agency.

         Unlike when the  Portfolio  purchases  or sells a bond,  no price is paid or received  by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required to deposit an amount of cash or  securities equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as initial  margin.  The margin deposit is intended to assure completion of the contract  (delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery date.  Minimum  initial  margin  requirements  are  established by the futures exchanges and may be revised.  In addition,  brokers may establish  margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the  margin  account is not  income  producing.  Subsequent  payments,  called  variation margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods."  The  Sub-advisor  will seek to minimize  these risks by limiting  the  contracts  entered  into on behalf of the
Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The  Portfolio can  terminate  its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the  option.  While the  receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to participate in a price increase on the underlying  instrument.  If the Portfolio were to engage in options transactions,  it would own the futures contract at the time a call were written and would keep the contract  open until the  obligation  to deliver it pursuant to the call expired.

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Portfolio.  In addition,  financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total  assets in the  securities  of issuers  with less than a three-year operating history. The Sub-advisor will consider periods of capital formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Convertible  Securities.  A convertible  security is a fixed income security that offers the potential for capital appreciation  through a  conversion  feature that  enables the holder to convert the fixed  income  security  into a stated
number of shares of common stock. As fixed income  securities,  convertible  securities  provide a stable stream of income, with  generally  higher  yields than common  stocks.  Because  convertible  securities  offer the potential to benefit from increases  in the  market  price  of the  underlying  common  stock,  however,  they  generally  offer  lower  yields  than non-convertible  securities of similar quality. Of course,  like all fixed income securities,  there can be no assurance of current  income because the issuers of the  convertible  securities may default on their  obligations.  In addition,  there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together resemble convertible  securities in certain respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call options.  The options that will form  elements  of  synthetic  convertible  securities  will be listed on a  securities  exchange  or on the  National
Association of Securities Dealers Automated  Quotation  Systems.  The two components of a synthetic  convertible  security, which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic  convertible  securities  differ from  convertible  securities in certain respects,  including  that each  component of a synthetic  convertible  security  has a separate  market value and responds differently to market fluctuations.  Investing in synthetic  convertible  securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information  about  convertible  securities is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Short Sales.  The  Portfolio may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin amount  established  by the Board of Governors of the Federal  Reserve.  If the  Portfolio  engages in a short sale,  the  collateral  account will be maintained by the  Portfolio's  custodian.  While the short sale is open, the
Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible into, or exchangeable for, such equivalent securities at no additional cost.  These securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short  position.  The  extent to which  such gains or losses are  reduced  would depend  upon the amount of the  security  sold short  relative  to the amount  the  Portfolio  owns.  There will be certain additional  transaction  costs  associated  with short sales,  but the  Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security whenever the Sub-advisor  believes it will contribute to the stated  objective of the  Portfolio,  even if the same  security has only recently  been sold.  The  Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose,  either because,  among other things, it did not live up to the Sub-advisor's  expectations,  or because it may be replaced with another security holding greater promise,  or because it has reached its optimum  potential,  or because of a change in the  circumstances  of a  particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the equity  portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position,  and when a rise in price levels is anticipated,  it may increase its equity  position and decrease its cash position.  However,  it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions  are  based on the  anticipated  contribution  of the  security  in  question  to the
Portfolio's objectives,  the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve  those  objectives,  and  the  Portfolio's  annual  portfolio  turnover  rate  cannot  be  anticipated  and  may be comparatively  high.  Since the  Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment decisions,  (1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio  turnover rates in the past should not be considered as a  representation  of the rates which will be attained in the future.

         Collateralized  Mortgage  Obligations.  The Portfolio may buy collateralized  mortgage obligations  ("CMOs").  The
Portfolio  may buy CMOs that are: (i)  collateralized  by pools of mortgages in which  payment of principal and interest of each  mortgage is  guaranteed by an agency or  instrumentality  of the U.S.  government;  (ii)  collateralized  by pools of mortgages in which payment of principal and interest are guaranteed by the issuer,  and the guarantee is  collateralized by
U.S.  government  securities;  or (iii)  securities in which the proceeds of the issue are invested in mortgage  securities and  payments  of  principal  and  interest  are  supported  by the  credit  of an agency  or  instrumentality  of the U.S.
government.  For a discussion  of CMOs and the risks  involved  therein,  see the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST American Century Strategic  Balanced  Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell  short  (unless  it owns,  or by virtue  of its  ownership  of,  other securities  has the right to  obtain  securities  equivalent  in kind and  amount to the  securities  sold);  however,  the
Portfolio  may make  margin  deposits  in  connection  with  the use of any  financial  instrument  or any  transaction  in securities permitted under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment  Policies:  The Portfolio's  share price will fluctuate with changing market conditions and interest rate levels and your  investment may be worth more or less when redeemed than when purchased.  The Portfolio  should not be relied upon for short-term  financial  needs,  nor used to play short-term  swings in the stock or bond markets.  The Portfolio  cannot guarantee  that it will achieve its  investment  objectives.  Fixed income  securities  in which the  Portfolio  may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury,  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks and foreign branches of foreign banks.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest  in a  pool  of mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its  rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance  with the  investment  policies  continued in the Trust's  Prospectus.  For a discussion  of  mortgage-backed securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt  of  prepayments  on the  mortgages.  Therefore,  depending  on the  type of CMOs in which a
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest  a  portion  of its  assets  in debt  obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the originator or any other  affiliated  entities and the amount and quality of any credit support  provided to the securities.
The rate of principal payment on asset-backed  securities  generally depends on the rate of principal  payments received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing  Covered Call  Options.  The  Portfolio may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written by the  Portfolio.  In writing  covered  call  options,  the  Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned  securities or  currencies.  While such an option would be "covered"  with  sufficient  collateral to satisfy SEC  prohibitions  on issuing senior  securities,  this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment  objectives.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price, but conversely,  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's  policy which limits the pledging or mortgaging of its assets.  If the Portfolio  writes  uncovered  options as described  above,  it will bear the risks of having to purchase the  security  subject to the option at a price higher than the exercise price of the option.  As the price of a security could  appreciate  substantially,  the Portfolio's loss could be significant.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances where Sub-advisor wishes to purchase the underlying  security or currency for the Portfolio's  portfolio at a price lower than the current  market  price of the  security or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest  on debt  securities  or  currencies  maintained  to cover the exercise  price  of the  option,  this  technique  could  be used to  enhance  current  return  during  periods  of  market uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency would decline  below the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the  Portfolio.  In  addition,  the  Portfolio,  because it does not own the  specific  securities  or currencies  which it may be required to purchase in the  exercise of the put, can not benefit  from  appreciation,  if any, with respect to such specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies.  For a discussion of options,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing  Put Options.  The Portfolio  may purchase  American or European  style put options.  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase put options for  defensive  purposes in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The Portfolio  will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The
Portfolio  may also purchase  call options on  underlying  securities or currencies it owns in order to protect  unrealized gains  on  call  options  previously  written  by it.  A call  option  would  be  purchased  for  this  purpose  where  tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call Options.  The Portfolio may purchase  American or European call options.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The  Portfolio  may also  purchase  call  options in order to acquire the  underlying  securities  or currencies.  Examples of such uses of call options are provided this  Statement  under "Certain Risk Factors and Investment
Methods."

         The Portfolio  will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The
Portfolio  may also purchase  call options on  underlying  securities or currencies it owns in order to protect  unrealized gains  on  call  options  previously  written  by it.  A call  option  would  be  purchased  for  this  purpose  where  tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer Options.  The Portfolio may engage in  transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with dealers who will agree to and which are  expected  to be capable  of  entering  into  closing  transactions  with the  Portfolio,  there can be no assurance  that the  Portfolio  will be able to  liquidate  a  dealer  option  at a  favorable  price at any time  prior to expiration.  Failure by the dealer to do so would result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in Futures.  The Portfolio may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock  index  futures  contracts  may be used to  attempt  to  provide a hedge for a  portion  of the  Portfolio's portfolio,  as a cash  management  tool,  or as an efficient  way for the  Sub-advisor  to implement  either an increase or decrease in  portfolio  market  exposure in response to changing  market  conditions.  Stock index  futures  contracts  are currently  traded  with  respect to the S&P 500 Index and other  broad  stock  market  indices,  such as the New York Stock
Exchange  Composite  Stock Index and the Value Line Composite  Stock Index.  The Portfolio may,  however,  purchase or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the Portfolio's  portfolio  successfully,  the
Portfolio  must sell futures  contacts  with  respect to indices or  subindexes  whose  movements  will have a  significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  Futures exchanges and trading in the United States are  regulated  under the  Commodity  Exchange  Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing  the Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                  Regulatory  Limitations.  The  Portfolio  will engage in  transactions  in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions which do not qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the
Portfolio's  existing  futures  and  premiums  paid for  options on futures  would  exceed 5% of the net asset value of the
Portfolio  after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;
provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5% limitation.

         In instances  involving  the purchase of futures  contracts or call options  thereon or the writing of put options thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade  debt  obligations, equal to the market  value of the  futures  contracts  and options  thereon  (less any related  margin  deposits),  will be identified by the Portfolio to cover the position,  or  alternative  cover (such as owning an offsetting  position) will be employed.

                  Risks of  Transactions  in  Futures  Contracts.  See this  Statement  and the  Trust's  Prospectus  under
"Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an  alternative  to writing or  purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other mutual  funds or  portfolios  of mutual funds managed by the  Sub-advisor or T. Rowe Price  International,  Inc. Such  aggregated  orders would be allocated  among the  Portfolio  and such other mutual funds or  portfolios  of mutual funds in a fair and  non-discriminatory  manner.  See this  Statement and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods" for a  description  of certain risks involved in options on futures contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other  than those  described  above,  it  reserves  the right to do so.  Such  futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options.  The Portfolio is permitted to enter into foreign  futures and options  transactions.
See this Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks involved in foreign futures and options.

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  and  non-U.S.  dollar-denominated securities of foreign issuers in developed  countries.  Because the Portfolio may invest in foreign securities,  investment in the Portfolio  involves  risks that are different in some respects from an investment in a Portfolio  which invests only in  securities of U.S.  domestic  issuers.  Foreign  investments  may be affected  favorably or  unfavorably  by changes in currency  rates  and  exchange  control  regulations.  There may be less  publicly  available  information  about a foreign company  than about a U.S.  company,  and foreign  companies  may not be subject to  accounting,  auditing,  and  financial reporting  standards and requirements  comparable to those  applicable to U.S.  companies.  There may be less  governmental supervision  of  securities  markets,  brokers and issuers of  securities.  Securities  of some foreign  companies are less liquid or more volatile  than  securities of U.S.  companies,  and foreign  brokerage  commissions  and custodian  fees are generally  higher than in the United States.  Settlement  practices may include delays and may differ from those  customary in United  States  markets.  Investments  in foreign  securities  may also be subject to other risks  different  from those affecting U.S.  investments,  including local  political or economic  developments,  expropriation  or  nationalization  of assets,  restrictions on foreign  investment and  repatriation of capital,  imposition of withholding  taxes on dividend or interest  payments,  currency  blockage  (which would  prevent  cash from being  brought  back to the United  States),  and difficulty  in  enforcing  legal  rights  outside  the U.S.  For an  additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter into forward  foreign  currency  exchange contracts  under two  circumstances.  First,  when the  Portfolio  enters  into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second, when the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure  through  the use of a basket of  currencies  or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the  date it  matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful  execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Other  than  as set  forth  above,  and immediately  below,  the  Portfolio  will also not enter into such  forward  contracts  or maintain a net  exposure to such contracts where the  consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in  excess of the value of the  Portfolio's  securities  or other  assets  denominated  in that  currency.  The  Portfolio, however,  in order to avoid excess  transactions and transaction costs, may maintain a net exposure to forward contracts in excess  of the value of the  Portfolio's  securities  or other  assets to which the  forward  contracts  relate  (including accrued  interest to the maturity of the forward on such  securities)  provided  the excess  amount is "covered" by liquid, high-grade  debt  securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other  assets to which the  forward  contracts  relate  may be  securities  or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated in more than one currency.
Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  the Sub-advisor believes that it is important to have the  flexibility to enter into such forward  contracts  when it determines  that the best interests of the Portfolio will be served.

         At the maturity of a forward contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional foreign  currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make  delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the spot  market  some of the foreign  currency  received  upon the sale of the  portfolio  security  if its market  value  exceeds the amount of foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risks  involved in foreign  currency  transactions,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward  foreign  exchange  contracts,  including  options  and  futures  on  currencies,  which  offset a  foreign  dollar denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the  securities or  currencies  comprising  the straddle  will be deemed not to begin until the straddle is  terminated.
The holding period of the security  offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid Commodity and Security  Instruments.  Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary  instrument  (hereinafter "Hybrid  Instruments").
Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity  securities  index.  Hybrid  instruments  may take a variety of forms,  including,  but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity  at a future  point in time,  preferred  stock with  dividend  rates  determined  by  reference to the value of a currency,  or convertible  securities  with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments,  see this Statement  under "Certain Risk Factors and Investment
Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional income, the Portfolio may make secured loans of  Portfolio  securities  amounting  to not more  than 33 1/3% of its total  assets.  This  policy is a  fundamental policy.  Securities  loans are made to  broker-dealers,  institutional  investors,  or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the securities lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee  from  the borrower.  The Portfolio  has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal settlement  period for purchases  and sales of such  securities in such foreign  markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote. The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the Portfolio  may make loans to, or borrow  Portfolios from,  other  mutual  funds or  portfolios  of mutual  funds  sponsored  or  advised  by the  Sub-advisor  or T. Rowe Price
International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities.  The Portfolio may from time to time purchase  securities on a  "when-issued"  basis.  At the time the Portfolio  makes the commitment to purchase a security on a when-issued  basis, it will record the transaction and reflect the value of the security in  determining  its net asset  value.  The  Portfolio  does not believe that its net asset value or income will be adversely  affected by its purchase of  securities  on a  when-issued  basis.  The  Portfolio will maintain cash and marketable  securities  equal in value to commitments  for when-issued  securities.  Such segregated securities  either  will  mature  or,  if  necessary,  be sold on or  before  the  settlement  date.  For a  discussion  of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio.  These limitations are not fundamental  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         4.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         6.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof to the extent permitted by the
Trust's Prospectus and this Statement;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Invest in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the total  assets of the
Portfolio would be invested in warrants,  provided that this restriction does not apply to warrants  acquired as the result of the purchase of another  security.  For purposes of these  percentage  limitations,  the warrants  will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures  which do not represent  bona fide  hedging,  the aggregate  initial  margin and premiums on such  positions  would exceed 5% of the Portfolio's net assets.

         Notwithstanding  anything in the above fundamental and operating  restrictions to the contrary, the Portfolio may, as a fundamental  policy,  invest all of its assets in the securities of a single open-end  management  investment  company with substantially the same fundamental  investment  objectives,  policies and restrictions as the Portfolio subject to the prior  approval of the  Investment  Manager.  The  Investment  Manager will not approve  such  investment  unless:  (a) the
Investment  Manager  believes,  on the advice of counsel,  that such  investment will not have an adverse effect on the tax status of the annuity  contracts and/or life insurance  policies  supported by the separate  accounts of the  Participating
Insurance  Companies  which  purchase  shares of the  Trust;  (b) the  Investment  Manager  has given  prior  notice to the
Participating  Insurance  Companies that it intends to permit such investment and has determined whether such Participating
Insurance Companies intend to redeem any shares and/or discontinue  purchase of shares because of such investment;  (c) the
Trustees  have  determined  that the fees to be paid by the Trust for  administrative,  accounting,  custodial and transfer agency services for the Portfolio  subsequent to such an investment are appropriate,  or the Trustees have approved changes to the  agreements  providing  such  services to reflect a reduction in fees;  (d) the  Sub-advisor  for the  Portfolio has agreed to reduce its fee by the amount of any  investment  advisory  fees paid to the  investment  manager of such open-end management  investment company;  and (e) shareholder  approval is obtained if required by law. The Portfolio will apply for such  exemptive  relief  under the  provisions  of the 1940 Act,  or other such relief as may be  necessary  under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment  Policies:  The Portfolio also seeks to moderate price fluctuation by actively  managing its currency  exposure.
The  Portfolio's  investments  will include  high  quality  debt  securities  issued or  guaranteed  by a foreign  national
government,  its  agencies,   instrumentalities  or  political  subdivisions,  debt  securities  issued  or  guaranteed  by supranational  organizations,  corporate  debt  securities,  bank or bank holding  company debt  securities  and other debt securities  including  those  convertible  into  common  stock.  The  Portfolio  may also invest up to 20% of assets in the aggregate in below  investment-grade,  high-risk bonds and emerging market bonds. In addition,  the Portfolio may invest up to 30% of its assets in mortgage-backed  (including  derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

          Sub-advisor  regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected  from each market.  Of course,  there can be no assurance  that
Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The  Portfolio's  share price will  fluctuate  with market,  economic and foreign  exchange  conditions,  and your investment  may be worth more or less when  redeemed  than when  purchased.  The  Portfolio  should not be relied upon as a complete  investment  program,  nor used to play  short-term  swings in the global bond or foreign  exchange  markets.  The
Portfolio is subject to risks unique to international investing.

          It is  contemplated  that most  foreign  securities  will be purchased  in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located, if that is the best available market.

          The Portfolio may invest in  investment  portfolios  which have been  authorized  by the  governments  of certain countries  specifically  to permit foreign  investment in securities of companies  listed and traded on the stock exchanges in these  respective  countries.  The Portfolio's  investment in these  portfolios is subject to the provisions of the 1940
Act discussed below. If the Portfolio  invests in such investment  portfolios,  the Portfolio's  shareholders will bear not only  their  proportionate  share of the  expenses  of the  Portfolio  (including  operating  expenses  and the fees of the
Investment  Manager),  but also  will  bear  indirectly  similar  expenses  of the  underlying  investment  portfolios.  In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart  from the  matters  described  herein,  the  Portfolio  is not aware at this time of the  existence  of any investment or exchange control  regulations which might  substantially  impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement.  It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies  located in Eastern  Europe,  Russia or certain Latin  American  countries.
The Portfolio will only invest in a company  located in, or a government of, Eastern  Europe,  Russia or Latin America,  if
the Sub-advisor believes the potential return justifies the risk.

          Risk  Factors of Foreign  Investing.  There are special  risks in investing  in the  Portfolio.  Certain of these risks are  inherent in any  international  mutual fund others  relate more to the  countries  in which the  Portfolio  will invest.  Many of the risks are more  pronounced for investments in developing or emerging  countries.  Although there is no universally  accepted  definition,  a developing  country is generally  considered  to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors  should  understand that all  investments  have a risk factor.  There can be no guarantee  against loss resulting  from an investment in the  Portfolio,  and there can be no assurance that the  Portfolio's  investment  policies will be  successful,  or that its  investment  objective  will be attained.  The Portfolio is designed for  individual  and institutional  investors  seeking to diversify  beyond the United States in an actively  researched and managed  portfolio, and is intended for long-term  investors  who can accept the risks  entailed in  investment  in foreign  securities.  For a discussion of certain risks  involved in foreign  investing see this  Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds. The Portfolio may invest in Brady Bonds.  Brady Bonds,  which are named after former U.S.  Secretary of the Treasury  Nicholas Brady, are used as a means of  restructuring  the external debt burden of a government in certain emerging  markets.  A Brady bond is created when an outstanding  commercial  bank loan to a government or private entity is exchanged  for  a new  bond  in  connection  with  a  debt  restructuring  plan.  Brady  bonds  may  be  collateralized  or uncollateralized  and  issued  in  various  currencies  (although  typically  in the U.S.  dollar).  They are  often  fully collateralized  as to principal in U.S.  Treasury zero coupon bonds.  However,  even with this  collateralization  feature,
Brady Bonds are often considered  speculative,  below investment grade  investments  because the timely payment of interest is the  responsibility  of the  issuing  party  (for  example,  a Latin  American  country)  and the value of the bonds can fluctuate  significantly  based on the issuer's ability or perceived  ability to make these payments.  Finally,  some Brady
Bonds may be  structured  with floating  rate or low fixed rate  coupons.  The Portfolio  does not expect to have more than
10% of its total assets invested in Brady Bonds.

         Nondiversified  Investment  Company.  Despite its  nondiversified  status  under the  Investment  Company Act, the
Portfolio  generally  will not  invest  more  than 5% of its  assets  in any  individual  corporate  issuer.  However,  the
Portfolio  (1) may place assets in bank  deposits or other  short-term  bank  instruments  with a maturity of up to 30 days provided  that (i) the bank has a short-term  credit  rating of A1+ (or, if unrated,  the  equivalent  as determined by the
Sub-advisor)  and (ii) the Portfolio  may not maintain more than 10% of its total assets with any single bank;  and (2) may maintain  more than 5% of its total  assets,  including  cash and  currencies,  in  custodial  accounts  or deposits of the
Trust's custodian or sub-custodians.

          Writing  Covered Call  Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written by the  Portfolio.  In writing  covered  call  options,  the  Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies  which, in Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The  Portfolio  will write only  covered call  options.  This means that the  Portfolio  will own the security or currency  subject to the option or an option to  purchase  the same  underlying  security or  currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price, but conversely,  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale of the  underlying  security or currency,  The Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale,  the average of the latest bid and asked price.  The option will be terminated upon  expiration  of the  option,  the  purchase  of an  identical  option in a closing  transaction,  or  delivery  of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The Portfolio will effect closing  transactions  in order to realize a profit on an outstanding  call option,  to prevent an  underlying  security  or  currency  from being  called,  or, to permit the sale of the  underlying  security or currency.  The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the premium  received  from the  writing of the option.  Because  increases  in the market  price of a call option will  generally  reflect  increases  in the market  price of the  underlying  security  or  currency,  any loss resulting  from the  repurchase  of a call  option  is  likely  to be  offset  in whole or in part by  appreciation  of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing  Covered Put Options.  Although the  Portfolio  has no current  intention  in the  foreseeable  future of writing American or European style covered put options and purchasing put options to close out options  previously  written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio  would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade debt obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price equal to or greater than the exercise  price of the  "covered"  options at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances where Sub-advisor wishes to purchase the underlying  security or currency for the Portfolio's  portfolio at a price lower than the current  market  price of the  security or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest  on debt  securities  or  currencies  maintained  to cover the exercise  price  of the  option,  this  technique  could  be used to  enhance  current  return  during  periods  of  market uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency would decline  below the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the  Portfolio.  In  addition,  the  Portfolio,  because it does not own the  specific  securities  or currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any, with respect to such specific securities or currencies.

          The Portfolio  will not write a covered put option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity  dates.  For a discussion of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

          Purchasing Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities or  currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the  Portfolio  when  purchasing a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

          Purchasing  Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples of such uses of call options are provided below.

          The Portfolio  may also purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options.  The Portfolio may engage in transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with dealers who will agree to and which are  expected  to be capable  of  entering  into  closing  transactions  with the  Portfolio,  there can be no assurance  that the  Portfolio  will be able to  liquidate  a  dealer  option  at a  favorable  price at any time  prior to expiration.  Failure by the dealer to do so would result in the loss of the premium  paid by the  Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions  in Futures.  The Portfolio may enter into financial  futures  contracts,  including  stock index,  interest  rate and currency  futures  ("futures"  or "futures  contracts");  however,  the Portfolio has no current intention  of entering  into  interest  rate  futures.  The  Portfolio,  however,  reserves the right to trade in financial futures of any kind.

          Stock  index  futures  contracts  may be used to  attempt  to  provide a hedge for a portion  of the  Portfolio's portfolio,  as a cash management  tool, or as an efficient way for Sub-advisor to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  Stock index  futures  contracts  are currently traded  with  respect to the S&P 500 Index and other  broad  stock  market  indices,  such as the New York  Stock  Exchange
Composite  Stock Index and the Value Line  Composite  Stock Index.  The Portfolio  may,  however,  purchase or sell futures contracts  with respect to any stock index whose  movements  will, in its judgment,  have a  significant  correlation  with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures  contracts  which are traded on national or foreign  futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing  the Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                   Regulatory  Limitations.  The Portfolio  will engage in  transactions  in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures  contracts or options thereon if, with respect to positions which do not qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the
Portfolio's  existing  futures  and  premiums  paid for  options on futures  would  exceed 5% of the net asset value of the
Portfolio  after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;
provided however,  that in the case of an option that is in-the-money at the time of purchase,  the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances  involving the purchase of futures  contracts or call options  thereon or the writing of put options thereon by the Portfolio,  an amount of cash or other liquid assets equal to the market value of the futures  contracts and options  thereon  (less any related  margin  deposits),  will be  identified  by the  Portfolio to cover the  position,  or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other mutual  funds or  portfolios  of mutual funds managed by the  Sub-advisor or T. Rowe Price  Associates,  Inc. Such  aggregated  orders would be allocated among the
Portfolio  and  such  other  portfolios  in a fair  and  non-discriminatory  manner.  See this  Statement  and the  Trust's
Prospectus  under "Certain Risk Factors and Investment  Methods" for a description of certain risks involved in options and futures contracts.

          Additional  Futures and  Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than  those  described  above,  it  reserves  the right to do so.  Such  futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign  Futures and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter into forward  foreign  currency  exchange contracts  under two  circumstances.  First,  when the  Portfolio  enters  into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second, when the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure  through  the use of a basket of  currencies  or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the  date it  matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful  execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Other  than  as set  forth  above,  and immediately  below,  the  Portfolio  will also not enter into such  forward  contracts  or maintain a net  exposure to such contracts where the  consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in  excess of the value of the  Portfolio's  securities  or other  assets  denominated  in that  currency.  The  Portfolio, however,  in order to avoid excess  transactions and transaction costs, may maintain a net exposure to forward contracts in excess  of the value of the  Portfolio's  securities  or other  assets to which the  forward  contracts  relate  (including accrued  interest to the maturity of the forward on such  securities)  provided  the excess  amount is "covered" by liquid, high-grade  debt  securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other  assets to which the  forward  contracts  relate  may be  securities  or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated in more than one currency.
Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor  believes that it is important to have the  flexibility to enter into such forward  contracts when it determines  that the best interests of the
Portfolio will be served.  Forward foreign currency exchange contracts  ("forwards") will generally have terms of less than one year, although the Portfolio may occasionally enter into forwards that extend beyond a one-year term.

         At the maturity of a forward contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional foreign  currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make  delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the spot  market  some of the foreign  currency  received  upon the sale of the  portfolio  security  if its market  value  exceeds the amount of foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         When the  Portfolio  purchases a foreign bond with a higher  interest  rate than is  available on U.S.  bonds of a similar  maturity,  the  additional  yield on the foreign bond could be  substantially  lost if the Portfolio were to enter into a direct hedge by selling the foreign  currency and  purchasing the U.S.  dollar.  This is what is known as the "cost"
of  hedging.  Proxy  hedging  attempts  to reduce  this cost  through  an  indirect  hedge back to the U.S.  dollar.  It is important  to note that  hedging  costs are  treated as capital  transactions  and are not,  therefore,  deducted  from the
Portfolio's  dividend  distribution  and are not reflected in its yield.  Instead such costs will,  over time, be reflected in the  Portfolio's  net asset  value per  share.  For an  additional  discussion  of  certain  risks  involved  in foreign investing, see this Statement and the Trust's Prospectus under "Certain  Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign  Exchange  Contracts.  The Portfolio may
enter into certain option,  futures,  and forward foreign exchange contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a  maximum  rate of 20%) or loss and 40%  short-term  capital  gain or loss  regardless  of the  holding  period  of the instrument (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The Portfolio will be required to distribute net gains on such  transactions to  shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign dollar  denominated bond or currency  position may be considered  straddles for tax purposes in which case a loss on any  position  in a straddle  will be subject to  deferral  to the  extent of  unrealized  gain in an  offsetting position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered  call"
option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts  may be deemed a  "constructive  sale" of  offsetting  securities,  which could result in a taxable gain from the sale being  distributed to  shareholders.  The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine the elements of futures  contracts  or  options  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter  "Hybrid
Instruments").  Often  these  hybrid  instruments  are  indexed to the price of a  commodity  or  particular  currency or a domestic or foreign debt or equity securities index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or  convertible  securities  with the  conversion  terms  related to a  particular  commodity.  For a discussion of certain risks involved in hybrid  instruments,  see this Statement under "Certain Risk Factors and Investment
Methods."

         Debt Securities.  The Portfolio's  investment  program permits it to purchase below  investment grade  securities.
Since investors  generally  perceive that there are greater risks  associated with investment in lower quality  securities, the yields from such securities  normally exceed those obtainable from higher quality  securities.  However,  the principal value of  lower-rated  securities  generally  will  fluctuate  more widely than higher  quality  securities.  Lower quality investments  entail a higher  risk of default -- that is, the  nonpayment  of  interest  and  principal  by the issuer than higher quality  investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries and  financial  markets,  such  efforts  will not  eliminate  all risk.  There can,  of course,  be no  assurance  that the
Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the security.  To the extent  that the  ratings  given by Moody's  Investors  Service,  Inc.  ("Moody's")  or Standard & Poor's
Corporation  ("S&P") may change as a result of changes in such  organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  contained in the  prospectus.  The Portfolio may invest up to 20% of its total assets in  securities  rated below BBB or Baa,  including bonds in default or those with the lowest  rating.  See the Appendix to this  Statement for a more complete  description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield,  High Risk Securities.  Below investment grade securities (rated below Baa by Moody's and below BBB by
S&P) or unrated  securities of equivalent  quality in the  Sub-advisor's  judgment,  carry a high degree of risk (including the  possibility  of default or bankruptcy of the issuers of such  securities),  generally  involve  greater  volatility of price and risk of principal and income,  and may be less liquid,  than  securities in the higher rating  categories and are considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity securities.  For an additional  discussion of certain risks involved in investing in lower-rated debt securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon  Securities.  The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at  substantial  discounts  from their value at maturity.  For a discussion  of  zero-coupon  securities  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of  portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.  This  policy is a  "fundamental policy."  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the securities lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee  from  the borrower.  The Portfolio  has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal settlement  period for purchases  and sales of such  securities in such foreign  markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote. The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the  Portfolio may make loans to, or borrow funds from, other  mutual  funds  sponsored or advised by the  Sub-advisor  or T. Rowe Price  Associates,  Inc.  The  Portfolio  has no
current intention of engaging in these practices at this time.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST T. Rowe Price Global Bond Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge, mortgage or hypothecate its assets in excess,  together with permitted borrowings,  of 1/3 of its total assets;

         3.       Purchase securities on margin,  unless, by virtue of its ownership of other securities,  it has the right to obtain  securities  equivalent in kind and amount to the securities sold and, if the right is  conditional,  the sale is made upon the same  conditions,  except in connection with arbitrage  transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         4.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities;

         5.       Buy options on  securities  or financial  instruments,  unless the  aggregate  premiums  paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets;  or sell put options on securities  if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         6.       Enter into futures  contracts or purchase options thereon which do not represent bona fide hedging unless immediately  after the  purchase,  the value of the  aggregate  initial  margin with respect to all such futures  contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures  contracts  does not exceed 5% of the Portfolio's  total assets,  provided that in the case of an option that is  in-the-money  at the time of purchase,  the in-the-money amount may be excluded in computing the 5% limit;

         7.       Purchase  warrants if as a result  warrants  taken at the lower of cost or market  value would  represent more than 10% of the value of the Portfolio's  total net assets,  except that this  restriction  does not apply to warrants acquired as a result of the purchase of another security;

         8.       Make securities loans if the value of such securities  loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio  securities  will be fully  collateralized  and marked to market  daily.  The  Portfolio  has no current  intention  of making  loans of  portfolio  securities  that would amount to greater than 5% of the Portfolio's total assets; or

         9.       Purchase or sell real estate limited partnership interests.

         10.      Borrow  money in excess of 5% of its total  assets  (taken  at market  value) or borrow  other  than from banks; however, in the case of reverse repurchase  agreements,  the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

         11.      Invest more than 20% of its total assets in below investment grade,  high-risk bonds,  including bonds in default or those with the lowest rating;

         12.      Invest in companies for the purpose of exercising management or control;

         13.      Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act; or

         14.      Effect short sales of securities.

         In addition to the restrictions  described above,  some foreign  countries limit, or prohibit,  all direct foreign investment  in the  securities  of their  companies.  However,  the  governments  of some  countries  have  authorized  the organization of investment  funds to permit indirect foreign  investment in such  securities.  For tax purposes these funds may be known as Passive Foreign  Investment  Companies.  The Portfolio is subject to certain  percentage  limitations under the 1940 Act relating to the purchase of securities of investment  companies,  and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions  with respect to repurchase  agreements  shall be construed to be for repurchase  agreements  entered into for the investment of available cash consistent with the Portfolio's  repurchase agreement procedures,  not repurchase commitments entered into for general investment purposes.

         If a percentage  restriction on investment or utilization of assets as set forth under  "Investment  Restrictions"
and  "Investment  Policies"  above is adhered to at the time an investment is made, a later change in percentage  resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income by investing primarily in a diversified  portfolio of fixed income  securities.  The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate  Debt  Securities.  The Portfolio  invests  primarily in corporate debt  securities.  The corporate debt obligations  in which the  Portfolio  intends to invest are expected to be  lower-rated.  For a  discussion  of the special risks associated with  lower-rated  securities,  see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment  Methods."  Corporate debt  obligations in which the Portfolio  invests may bear fixed,  floating,  floating and contingent,  or increasing  rates of interest.  They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different  issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit  transaction  (where  corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct  obligations  of the U.S.  Treasury  (such as U.S.  Treasury  bills,  notes,  and bonds) and obligations issued or guaranteed by U.S.  government  agencies or  instrumentalities  (such as the Federal Home Loan Banks,
Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal Farm Credit Banks,  Tennessee
Valley Authority,  Export-Import Bank of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student
Loan  Marketing  Association,  Federal Home Loan Mortgage  Corporation,  or National  Credit Union  Administration).  These
securities  may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's  right to borrow from the U.S.
Treasury;   the  discretionary   authority  of  the  U.S.  government  to  purchase  certain  obligations  of  agencies  or instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.  For an additional  discussion of the  types of U.S.  government  obligations  in which  the  Portfolio  may  invest,  see the  Trust's  Prospectus  under
"Investment Objectives and Policies."

         Time and Savings  Deposits  and  Bankers'  Acceptances.  The  Portfolio  may enter into time and savings  deposits
(including  certificates of deposit) and may purchase bankers'  acceptances.  The Portfolio may enter into time and savings deposits  (including  certificates  of deposit) in  commercial  or savings  banks  whose  deposits  are insured by the Bank
Insurance Fund ("BIF"), or the Savings  Association  Insurance Fund ("SAIF"),  including  certificates of deposit issued by and other time deposits in foreign  branches of BIF-insured  banks.  The Portfolio may also purchase  bankers'  acceptances issued by a BIF-insured  bank, or issued by the bank's Edge Act  subsidiary  and  guaranteed  by the bank,  with  remaining maturities of nine months or less.  The total  acceptances  of any bank held by the  Portfolio  cannot exceed 0.25 of 1% of such  bank's  total  deposits  according  to the  bank's  last  published  statement  of  condition  preceding  the date of acceptance;  and general  obligations  of any state,  territory,  or possession of the United  States,  or their  political subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally recognized  statistical rating  organizations  or (2)  issued by a public  housing  agency  and  backed by the full  faith and credit of the United
States.

         When-Issued  and  Delayed  Delivery  Transactions.  The  Portfolio  may  purchase  fixed-income  securities  on  a when-issued or delayed  delivery basis.  The Portfolio may engage in when-issued  and delayed  delivery  transactions  only for the purpose of acquiring portfolio securities  consistent with the Portfolio's  investment objective and policies,  not for investment  leverage.  These  transactions  are arrangements in which the Portfolio  purchases  securities with payment and  delivery  scheduled  for a  future  time.  Settlement  dates  may  be a  month  or  more  after  entering  into  these transactions,  and the market values of the  securities  purchased may vary from the purchase  prices.  These  transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other  expenses,  other than normal  transaction  costs,  are incurred.  However,  liquid assets of the
Portfolio  sufficient  to make  payment  for the  securities  to be  purchased  are  segregated  at the trade  date.  These securities are marked to market daily and will maintain  until the  transaction  is settled.  For an additional  discussion of  when-issued  securities  and certain  risks  involved  therein,  see this  Statement  under  "Certain  Risk Factors and
Investment Methods."

         Lending Portfolio  Securities.  In order to generate  additional  income, the Portfolio may lend its securities to brokers/dealers,  banks, or other institutional  borrowers of securities.  The collateral received when the Portfolio lends portfolio  securities must be valued daily and,  should the market value of the loaned  securities  increase,  the borrower must furnish additional  collateral to the Portfolio.  During the time portfolio  securities are on loan, the borrower pays the  Portfolio any dividends or interest paid on such  securities.  Loans are subject to  termination  at the option of the
Portfolio or the borrower.  The Portfolio may pay reasonable  administrative  and custodial fees in connection  with a loan and may pay a  negotiated  portion of the  interest  earned on the cash or cash  equivalent  collateral  to the borrower or placing  broker.  The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase  Agreements.  The Portfolio may also enter into reverse repurchase  agreements.  When effecting reverse  repurchase  agreements,  liquid assets of the  Portfolio,  in a dollar  amount  sufficient to make payment for the obligations  to be  purchased,  are  segregated  at the trade date.  These  securities  are marked to market  daily and are maintained  until the transaction is settled.  During the period any reverse  repurchase  agreements are  outstanding,  but only to the extent necessary to ensure  completion of the reverse  repurchase  agreements,  the Portfolio will restrict the purchase of portfolio  instruments to money market  instruments  maturing on or before the  expiration  date of the reverse repurchase  agreements.  For a discussion of reverse  repurchase  agreements  and certain risks involved  therein,  see the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments and Swaps.  The Portfolio may invest in certain types of derivative  contracts.  Depending upon how the Portfolio uses derivative  contracts and the relationships  between the market value of a derivative  contract and the underlying asset,  derivative  contracts may increase or decrease the Portfolio's  exposure to interest rate risks, and may also expose the  Portfolio to liquidity.  The type of  derivative  contract that the Portfolio may in invest in are known as swaps.  Swaps are  contracts  in which two  parties  agree to pay each  other  (swap)  the  returns  derived  from underlying  assets with  differing  characteristics.  Most swaps do not involve the  delivery of the  underlying  assets by either party,  and the parties might not own the assets  underlying  the swap. The payments are usually made on a net basis so that,  on any given day, the  Portfolio  would  receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's  payment.  Swap  agreements are  sophisticated  instruments  that can take many  different  forms,  and are known by a variety of names  including  caps,  floors,  and collars.  Common swap agreements  that the  Portfolio  may use include  total return  swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified  period,  in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         Portfolio  Turnover.  The  Portfolio  may  experience  greater  portfolio  turnover  than would be expected with a portfolio of  higher-rated  securities.  For an additional  discussion of portfolio  turnover,  see this  Statement and the
Trust's Prospectus under "Portfolio Turnover."

         Adverse  Legislation.  In  1989,  legislation  was  enacted  that  required  federally  insured  savings  and loan associations to divest their holdings of lower-rated  bonds by 1994.  This  legislation  also created the Resolution  Trust
Corporation  (the "RTC"),  which  disposed of a substantial  portion of  lower-rated  bonds held by failed savings and loan associations.  The  reduction  of the number of  institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures  and regulators  have and may continue to propose new laws and regulations designed to limit the number or type of  institutions  that may  purchase  lower-rated  bonds,  reduce the tax  benefits to issuers of such bonds,  or  otherwise  adversely  impact the  liquidity of such bonds.  The  Portfolio  cannot  predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  The  Portfolio  may invest up to 5% of its total assets in foreign  securities  that are not publicly  traded in the United States.  For a discussion of certain risks  involved with  investing in foreign  securities, including  currency  risks,  see this  Statement and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Federated High Yield  Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the
Trustees without shareholder approval.

         1.       The  Portfolio  will not change its policy to invest at least 80% of the value of its assets in corporate fixed income  securities  that are BBB and below in Standard & Poor's  rating or Baa and below in Moody's  rating unless it provides 60 days prior written notice to its shareholders.

         2.       The  Portfolio  will not invest more than 15% of the value of its net assets in  securities  that are not readily marketable;

         3.       The  Portfolio  will not purchase  the  securities  of any issuer  (other than the U.S.  government,  its agencies, or instrumentalities or instruments secured by securities of such issuers,  such as repurchase  agreements) if as a result more than 5% of the value of its total  assets  would be  invested in the  securities  of such  issuer.  For these purposes,  the Portfolio takes all common stock and all preferred stock of an issuer each as a single class,  regardless of priorities, series designations or other differences.

         4.  The  Portfolio  will not purchase any  securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

         5.  The  Portfolio  will not invest  more than 5% of the value of its total  assets in  securities  of  companies, including their predecessors, that have been in operation for less than three years.

         6.  The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities  which are not publicly traded in the United States.

         7.  The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

         8.  The Portfolio will not make short sales of securities or maintain  short  positions,  unless:  during the time the short position is open, it owns an equal amount of the  securities  sold or securities  readily and freely  convertible into or  exchangeable,  without  payment of  additional  consideration,  for  securities of the same issue as, and equal in amount to, the  securities  sold short;  and not more than 10% of the  Portfolio's  net assets (taken at current  value) is held as collateral for such sales at any one time.

         9.  The Portfolio will not purchase  securities of a company for the purpose of exercising  control or management.
However,  the  Portfolio  may invest in up to 10% of the voting  securities  of any one issuer and may  exercise its voting powers  consistent  with the best  interests  of the  Portfolio.  From time to time,  the  Portfolio,  together  with other investment  companies advised by subsidiaries or affiliates of Federated  Investors,  may together buy and hold substantial amounts of a company's  voting  stock.  All such stock may be voted  together.  In some such cases,  the  Portfolio and the other  investment  companies might  collectively be considered to be in control of the company in which they have invested.
In some  cases,  Trustee,  agents,  employees,  officers,  or others  affiliated  with or  acting  for the  Portfolio,  its
Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

         10.           Invest in companies for the purpose of exercising control or management.

         11.      Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible bonds and convertible  preferred  stocks.  These investments  tend to be more volatile than debt  securities but tend to be less volatile and produce more income than their underlying common stocks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Lord Abbett Bond-Debenture  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge  its assets  (other  than to secure  borrowings,  or to the extent  permitted  by the  Portfolio's investment policies);

         3.       Make short sales of securities;

         4.       Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

         5.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         6.       Invest in real estate limited partnership  interests or interests in oil, gas or other mineral leases, or exploration  or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities;

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

         8.       Invest  more  than 10% of the  market  value  of its  gross  assets  at the  time of  investment  in debt securities that are in default as to interest or principal.

AST DeAM Bond Portfolio:

Investment Objective:      The  investment  objective of the Portfolio is to seek a high level of income,  consistent  with the preservation of capital.  The Portfolio invests for current income, not capital appreciation.

Investment Policies:

         Private  Activity and Industrial  Development  Bonds.  The Portfolio may invest in private activity and industrial development  bonds,  which are obligations  issued by or on behalf of public  authorities to raise money to finance various privately  owned or operated  facilities  for business and  manufacturing,  housing,  sports and pollution  control.  These bonds are also used to finance  public  facilities  such as airports,  mass transit  systems,  ports,  parking or sewage or solid waste  disposal  facilities,  as well as certain  other  facilities  or projects.  The payment of the  principal  and interest  on such  bonds is  generally  dependent  solely  on the  ability  of the  facility's  user to meet its  financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds..  The Portfolio may invest in "put" bonds, which are tax exempt securities  (including  securities with variable  interest  rates)  that may be sold back to the issuer of the  security  at face value at the option of the holder prior to their stated  maturity.  The  Sub-advisor  intends to purchase  only those "put" bonds for which the put option is an  integral  part of the  security  as  originally  issued.  The option to "put" the bond back to the issuer  prior to the stated  final  maturity can cushion the price  decline of the bond in a rising  interest  rate  environment.  However,  the premium paid, if any, for an option to put will have the effect of reducing the yield  otherwise  payable on the underlying security.  For the purpose of determining the "maturity" of securities  purchased  subject to an option to put, and for the purpose of determining the dollar weighted  average  maturity of the Portfolio,  the Portfolio will consider  "maturity" to be the first date on which it has the right to demand  payment from the issuer of the put  although  the final  maturity of the security is later than such date.

         U.S.  Government  Securities.  The Portfolio may invest in  obligations  issued or guaranteed as to both principal and  interest  by the  U.S.  Government,  its  agencies,  instrumentalities  or  sponsored  enterprises  ("U.S.  Government securities").  Some U.S.  Government  securities,  such as U.S. Treasury bills,  notes and bonds, are supported by the full faith and credit of the United States.  Others,  such as obligations  issued or guaranteed by U.S.  Government  agencies or instrumentalities  are supported either by (i) the full faith and credit of the U.S.  Government (such as securities of the
Small Business  Administration),  (ii) the right of the issuer to borrow from the U.S.  Treasury (such as securities of the
Federal Home Loan Banks),  (iii) the discretionary  authority of the U.S.  Government to purchase the agency's  obligations
(such as securities of the Federal  National  Mortgage  Association),  or (iv) only the credit of the issuer.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government  agencies or  instrumentalities  in the future.

         The Portfolio may also invest in separately traded principal and interest  components of securities  guaranteed or issued by the U.S.  Government or its agencies,  instrumentalities  or sponsored  enterprises if such components are traded independently  under the Separate  Trading of Registered  Interest and Principal of  Securities  program  ("STRIPS") or any similar  program  sponsored by the U.S.  Government.  STRIPS are sold as zero coupon  securities.  The  Portfolio  may also invest in Treasury  Receipts  ("TRs"),  Treasury  Investment  Growth  Receipts  ("TIGRs")  and  Certificates  of Accrual on
Treasury Securities  ("CATS"),  all of which are sold as zero coupon securities.  Additional  information about Zero Coupon
Securities and their risks is included in this Statement under "Certain Risk Factors and Investment Methods."

         Variable and Floating Rate  Instruments.  The Portfolio  may invest in variable or floating rate  instruments  and variable rate demand  instruments,  including  variable amount master demand notes. These instruments will normally involve industrial  development  or revenue  bonds that  provide  that the rate of  interest is set as a specific  percentage  of a designated  base rate  (such as the prime  rate) at a major  commercial  bank.  In  addition,  the  interest  rate on these securities  may be reset  daily,  weekly or on some other  reset  period and may have a floor or ceiling on  interest  rate changes.  A portfolio  holding such an instrument can demand payment of the obligation at all times or at stipulated  dates on short notice (not to exceed 30 days) at par plus accrued interest.

         Debt instruments  purchased by the Portfolio may be structured to have variable or floating interest rates.  These instruments may include  variable amount master demand notes that permit the  indebtedness to vary in addition to providing for periodic  adjustments in the interest  rates.  The  Sub-advisor  will consider the earning power,  cash flows and other liquidity  ratios of the issuers and guarantors of such  instruments and, if the instrument is subject to a demand feature, will continuously  monitor their financial ability to meet payment on demand.  Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality  standards  applicable to the Portfolio's  fixed income  investments, the issuer's  obligation to pay the principal of the instrument will be backed by an  unconditional  bank letter or line of credit,  guarantee  or  commitment  to lend.  Any bank  providing  such a bank  letter,  line of credit,  guarantee or loan commitment  will meet the  Portfolio's  investment  quality  standards  relating to  investments in bank  obligations.  The
Sub-advisor will also  continuously  monitor the  creditworthiness  of issuers of such instruments to determine whether the
Portfolio should continue to hold the investments.

         The absence of an active  secondary market for certain variable and floating rate notes could make it difficult to dispose of the  instruments,  and the Portfolio  could suffer a loss if the issuer  defaults or during periods in which the
Portfolio is not entitled to exercise its demand rights.

         Variable and floating rate  instruments  held by the Portfolio  will be subject to the  Portfolio's  limitation on investments in illiquid  securities  when a reliable  trading market for the  instruments  does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Yields and  Ratings.  The yields on certain  obligations,  including  the money  market  instruments  in which the
Portfolio  may invest (such as commercial  paper and bank  obligations),  are dependent on a variety of factors,  including general money market  conditions,  conditions in the particular market for the obligation,  the financial  condition of the issuer,  the size of the offering,  the maturity of the  obligation  and the ratings of the issue.  The ratings of Standard and Poor's Ratings Group ("Standard & Poor's"),  Moody's Investor  Service,  Inc.  ("Moody's") and other recognized  rating organizations  represent their respective  opinions as to the quality of the obligations  they undertake to rate.  Ratings, however,  are general and are not absolute standards of quality or value.  Consequently,  obligations with the same rating, maturity and interest rate may have  different  market prices.  See Appendix B to this Statement of Additional  Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Subsequent to its purchase by the  Portfolio,  a rated security may cease to be rated or its rating may be reduced below the  minimum  rating  required  for  purchase  by the  Portfolio.  Should  the  rating  of a  portfolio  security  be downgraded,  the  Sub-advisor  will  determine  whether it is in the best interest of the Portfolio to retain or dispose of such security.

         Convertible  and Preferred  Securities.  Subject to its  investment  objectives  and  policies,  the Portfolio may invest in  convertible  securities,  which are  ordinarily  preferred  stock or  long-term  debt  obligations  of an issuer convertible at a stated  exchange rate into common stock of the issuer.  The market value of convertible  securities  tends to decline as interest  rates increase and,  conversely,  to increase as interest  rates  decline.  Convertible  securities generally offer lower interest or dividend yields than  non-convertible  securities of similar quality.  However,  when the market  price of the common  stock  underlying  a  convertible  security  exceeds the  conversion  price,  the price of the convertible  security  tends to reflect the value of the  underlying  common stock.  As the market price of the  underlying common stock declines,  the convertible  security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the  underlying  common stock.  Convertible  securities  generally rank senior to common stocks in an issuer's  capital  structure and are  consequently  of higher quality and entail less risk than the issuer's  common stock.
However,  the extent to which  such risk is  reduced  depends  in large  measure  upon the degree to which the  convertible security sells above its value as a fixed income  security.  The  convertible  debt  securities in which each Portfolio may invest are  subject to the same rating  criteria  and  downgrade  policy as the  Portfolio's  investments  in fixed  income securities.

         The Portfolio,  subject to its investment  objectives,  may purchase preferred stock.  Preferred stocks are equity securities,  but possess  certain  attributes of debt  securities  and are generally  considered  fixed income  securities.
Holders of  preferred  stocks  normally  have the right to receive  dividends  at a fixed rate when and as  declared by the issuer's  board  of  directors,  but do not  participate  in  other  amounts  available  for  distribution  by the  issuing corporation.  Dividends on the preferred stock may be cumulative,  and in such cases all cumulative  dividends usually must be paid prior to dividend payments to common  stockholders.  Because of this preference,  preferred stocks generally entail less risk than common  stocks.  Upon  liquidation,  preferred  stocks are entitled to a specified  liquidation  preference, which is  generally  the same as the par or stated  value,  and are senior in right of payment to common  stocks.  However, preferred  stocks are equity  securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued  income as investments  in corporate debt  securities.
In addition,  preferred  stocks are  subordinated in right of payment to all debt  obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

         Municipal  Securities.  To a  limited  extent,  the  Portfolio  may  invest  in  municipal  securities.  Municipal securities consist of bonds,  notes and other instruments issued by or on behalf of states,  territories and possessions of the United States  (including the District of Columbia) and their political  subdivisions,  agencies or  instrumentalities, the interest on which is exempt from regular  federal  income tax (i.e.,  excluded from gross income for federal income tax purposes but not  necessarily  exempt from the federal  alternative  minimum tax or from state and local taxes).  Municipal securities  may also be issued on a taxable  basis  (i.e.,  the  interest on such  securities  is not exempt  from  regular federal income tax).

         Municipal  securities are often issued to obtain funds for various public purposes,  including the construction of a wide range of public facilities such as bridges,  highways,  housing,  hospitals,  mass transportation,  schools, streets and  water  and sewer  works.  Other  public  purposes  for which  municipal  securities  may be issued  include  refunding outstanding  obligations,  obtaining  funds for general  operating  expenses,  and obtaining  funds to lend to other public institutions and facilities.  Municipal  securities also include "private activity" or industrial  development bonds, which are  issued by or on  behalf of public  authorities  to  provide  financing  aid to  acquire  sites or  construct  or equip facilities within a municipality for privately or publicly owned corporations.

         The two principal  classifications of municipal  securities are "general  obligations" and "revenue  obligations."
General  obligations  are  secured by the  issuer's  pledge of its full faith and credit for the payment of  principal  and interest although the  characteristics  and enforcement of general  obligations may vary according to the law applicable to the particular  issuer.  Revenue  obligations,  which include,  but are not limited to, private  activity  bonds,  resource recovery  bonds,  certificates  of  participation  and  certain  municipal  notes,  are not backed by the credit and taxing authority  of the  issuer  and are  payable  solely  from the  revenues  derived  from a  particular  facility  or class of facilities or, in some cases,  from the proceeds of a special excise or other specific  revenue source.  Nevertheless,  the obligations  of the  issuer may also be backed by a letter of credit,  guarantee  or  insurance.  General  obligations  and revenue  obligations may be issued in a variety of forms,  including  commercial paper,  fixed,  variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

         In addition to general  obligations  and revenue  obligations,  there is a variety of hybrid and special  types of municipal  securities.  There are also numerous  differences in the credit backing of municipal  securities both within and between these two principal classifications.

         For the purpose of  applying  the  Portfolio's  investment  restrictions,  the  identification  of the issuer of a municipal  security  which is not a general  obligation  is made by the  Sub-advisor  based on the  characteristics  of the municipal  security,  the most  important of which is the source of funds for the payment of principal and interest on such securities.

         An entire issue of municipal securities may be purchased by one or a small number of institutional  investors such as the Portfolio.  Thus, the issue may not be said to be publicly  offered.  Unlike some  securities  that are not publicly offered,  a secondary  market  exists for many  municipal  securities  that were not publicly  offered  initially  and such securities can be readily marketable.

         The  obligations  of an issuer to pay the  principal  of and  interest on a municipal  security are subject to the provisions of bankruptcy,  insolvency  and other laws  affecting the rights and remedies of creditors,  such as the Federal
Bankruptcy Act, and laws, if any, that may be enacted by Congress or state  legislatures  extending the time for payment of principal  or  interest  or  imposing  other  constraints  upon  the  enforcement  of such  obligations.  There is also the possibility  that,  as a result of  litigation  or other  conditions,  the power or  ability  of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

         Municipal  Leases,  Certificates  of  Participation  and Other  Participation  Interests.  A municipal lease is an obligation  in the form of a lease or  installment  purchase  contract  which is issued by a state or local  government  to acquire  equipment  and  facilities.  Income from such  obligations  is generally  exempt from state and local taxes in the state of issuance (as well as regular Federal income tax).  Municipal leases frequently  involve special risks not normally associated with general obligation or revenue bonds.  Leases and installment  purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the  governmental  issuer) have evolved as a means for governmental  issuers to acquire property and equipment without meeting the constitutional  and statutory  requirements for the issuance of debt. The debt issuance  limitations are deemed to be inapplicable  because of the inclusion in many leases or  contracts  of  "non-appropriation"  clauses  that  relieve the  governmental  issuer of any  obligation  to make future payments under the lease or contract unless money is appropriated  for such purpose by the appropriate  legislative body on a yearly or other periodic basis.  Thus, a Portfolio's  investment in municipal  leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

         In  addition,  such leases or  contracts  may be subject to the  temporary  abatement of payments in the event the issuer is prevented  from  maintaining  occupancy of the leased  premises or utilizing the leased  equipment.  Although the obligations  may be secured by the  leased  equipment  or  facilities,  the  disposition  of the  property  in the event of nonappropriation  or foreclosure  might prove  difficult,  time consuming and costly,  and result in an  unsatisfactory  or delayed recoupment of the Portfolio's original investment.

         Certificates of participation  represent undivided interests in municipal leases,  installment  purchase contracts or other  instruments.  The  certificates  are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

         Certain  municipal lease  obligations and certificates of participation  may be deemed illiquid for the purpose of the Portfolio's  limitations on investments in illiquid  securities.  Other municipal lease obligations and certificates of participation  acquired by the Portfolio may be determined by the  Sub-advisor  to be liquid  securities for the purpose of such  Portfolio's  limitation on  investments  in illiquid  securities.  In  determining  the liquidity of municipal  lease obligations  and  certificates of  participation,  the Sub-advisor  will consider a variety of factors  including:  (1) the willingness  of dealers to bid for the security;  (2) the number of dealers  willing to purchase or sell the obligation and the number of other potential buyers;  (3) the frequency of trades or quotes for the obligation;  and (4) the nature of the marketplace  trades.  In addition,  the  Sub-advisor  will consider  factors  unique to particular  lease  obligations  and certificates of  participation  affecting the  marketability  thereof.  These include the general  creditworthiness  of the issuer,  the importance to the issuer of the property  covered by the lease and the likelihood  that the  marketability  of the  obligation  will be maintained  throughout  the time the  obligation is held by the  Portfolio.  The Portfolio may not invest more than 5% of its net assets in municipal leases.

         The Portfolio may purchase  participations  in municipal  securities  held by a commercial bank or other financial institution.  Such  participations  provide  a fund  with the  right to a pro rata  undivided  interest  in the  underlying municipal securities.  In addition,  such participations  generally provide a fund with the right to demand payment, on not more than seven days notice,  of all or any part of the  Portfolio's  participation  interest in the  underlying  municipal security, plus accrued interest.

         Municipal Notes.  Municipal  securities in the form of notes generally are used to provide for short-term  capital needs,  in  anticipation  of an issuer's  receipt of other revenues or financing,  and typically  have  maturities of up to three years. Such instruments may include Tax Anticipation  Notes,  Revenue  Anticipation  Notes, Bond Anticipation  Notes,
Tax and Revenue  Anticipation  Notes and Construction Loan Notes. Tax Anticipation  Notes are issued to finance the working capital needs of governments.  Generally,  they are issued in anticipation of various tax revenues,  such as income, sales, property,  use and business taxes, and are payable from these specific future taxes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue,  such as federal  revenues  available  under federal  revenue  sharing programs.  Bond Anticipation  Notes are issued to provide interim financing until long-term bond financing can be arranged.
In most cases, the long-term bonds then provide the funds needed for repayment of the notes.  Tax and Revenue  Anticipation
Notes combine the funding sources of both Tax Anticipation Notes and Revenue  Anticipation  Notes.  Construction Loan Notes
are sold to provide  construction  financing.  These  notes are secured by mortgage  notes  insured by the Federal  Housing
Authority;  however,  the proceeds from the insurance may be less than the economic  equivalent of the payment of principal and  interest  on the  mortgage  note if there has been a default.  The  obligations  of an issuer of  municipal  notes are generally  secured by the anticipated  revenues from taxes,  grants or bond financing.  An investment in such  instruments, however,  presents a risk that the anticipated  revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt  Commercial Paper.  Issues of tax-exempt  commercial paper typically represent  short-term,  unsecured, negotiable  promissory  notes.  These  obligations are issued by state and local  governments and their agencies to finance working capital needs of  municipalities  or to provide interim  construction  financing and are paid from general revenues of  municipalities or are refinanced with long-term debt. In most cases,  tax-exempt  commercial paper is backed by letters of credit,  lending  agreements,  note repurchase  agreements or other credit facility agreements offered by banks or other institutions.

         Pre-Refunded  Municipal  Securities.  The  principal  of and  interest  on  municipal  securities  that  have been pre-refunded  are no longer paid from the original  revenue source for the securities.  Instead,  after  pre-refunding  the source of such  payments of the  principal  of and  interest on these  securities  are  typically  paid from an escrow fund consisting of obligations issued or guaranteed by the U.S.  Government.  The assets in the escrow fund are derived from the proceeds of  refunding  bonds  issued by the same issuer as the  pre-refunded  municipal  securities.  Issuers of municipal securities  use this advance  refunding  technique to obtain more favorable  terms with respect to securities  that are not yet subject to call or redemption by the issuer.  For example,  advance  refunding  enables an issuer to refinance  debt at lower market interest rates,  restructure debt to improve cash flow or eliminate  restrictive covenants in the indenture or other governing instrument for the pre-refunded  municipal securities.  However,  except for a change in the revenue source from which principal and interest  payments are made, the pre-refunded  municipal  securities  remain  outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded  municipal  securities are usually  purchased at a price which represents a premium over their face value.

         Tender  Option  Bonds.  A tender  option  bond is a municipal  security  (generally  held  pursuant to a custodial arrangement)  having a relatively long maturity and bearing interest at a fixed rate  substantially  higher than prevailing short-term  tax-exempt  rates. The bond is typically  issued in conjunction with the agreement of a third party,  such as a bank,  broker-dealer or other financial  institution,  pursuant to which such  institution  grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

         As  consideration  for  providing  the option,  the  financial  institution  receives  periodic  fees equal to the difference  between the bond's fixed coupon rate and the rate, as  determined by a remarketing  or similar agent at or near the commencement of such period,  that would cause the securities,  coupled with the tender option,  to trade at par on the date of such  determination.  Thus, after payment of this fee, the security holder  effectively  holds a demand  obligation that bears interest at the prevailing short-term tax-exempt rate.

         However,  an  institution  will not be obligated to accept  tendered  bonds in the event of certain  defaults or a significant  downgrade in the credit rating  assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial  institution  providing  liquidity.  Tender option bonds are deemed to be liquid  unless,  in the opinion of the  Sub-advisor,  the credit  quality of the bond issuer and the financial institution is deemed, in light of the Portfolio's credit quality requirements, to be inadequate.

         Auction Rate  Securities.  Auction rate securities  consist of auction rate municipal  securities and auction rate preferred  securities issued by closed-end  investment  companies that invest primarily in municipal  securities.  Provided that the auction  mechanism is successful,  auction rate securities  usually permit the holder to sell the securities in an auction  at par  value at  specified  intervals.  The  dividend  is  reset by  "Dutch"  auction  in which  bids are made by broker-dealers  and other  institutions for a certain amount of securities at a specified  minimum yield. The dividend rate set by the auction is the lowest  interest  or  dividend  rate that  covers all  securities  offered  for sale.  While this process is designed to permit  auction rate  securities  to be traded at par value,  there is the risk that an auction will fail due to insufficient demand for the securities.

         Dividends on auction  rate  preferred  securities  issued by a closed-end  fund may be  designated  as exempt from federal income tax to the extent they are  attributable to tax-exempt  interest income earned by the fund on the securities in its portfolio  and  distributed  to holders of the preferred  securities,  provided  that the preferred  securities  are treated as equity  securities for federal income tax purposes and the  closed-end  fund complies with certain  requirements under the Internal Revenue Code of 1986, as amended (the "Code").

         The Portfolio's  investments in auction rate preferred  securities of closed-end  funds are subject to limitations on investments in other U.S.  registered  investment  companies,  which  limitations  are prescribed by the 1940 Act. These limitations  include  prohibitions  against  acquiring more than 3% of the voting  securities of any other such  investment company,  and investing more than 5% of the  Portfolio's  assets in securities of any one such  investment  company or more than  10%  of  its  assets  in  securities  of all  such  investment  companies.  A  Portfolio  will  indirectly  bear  its proportionate  share of any management fees paid by such closed-end  funds in addition to the advisory fee payable directly by the Portfolio.

         Mortgage-Backed  and  Asset-Backed  Securities.  The Portfolio  may invest in  mortgage-backed  securities,  which represent direct or indirect  participations in, or are collateralized by and payable from,  mortgage loans secured by real property, and asset-backed  securities,  which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales,  installment loan contracts,  leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables.

         The Portfolio  may invest in  mortgage-backed  securities  issued or  guaranteed  by U.S.  Government  agencies or
instrumentalities   such  as  the  Government  National  Mortgage  Association  ("GNMA"),  the  Federal  National  Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation  ("FHLMC").  Obligations of GNMA are backed by the full faith and credit of the U.S.  Government.  Obligations of FNMA and FHLMC are not backed by the full faith and credit of the
U.S.  Government but are considered to be of high quality since they are considered to be  instrumentalities  of the United
States.  The market value and yield of these  mortgage-backed  securities can vary due to market interest rate fluctuations and early  prepayments  of  underlying  mortgages.  These  securities  represent  ownership in a pool of Federally  insured mortgage loans with a maximum  maturity of 30 years.  The scheduled  monthly  interest and principal  payments  relating to mortgages  in the  pool  will  be  "passed  through"  to  investors.  Government  mortgage-backed  securities  differ  from conventional  bonds in that  principal  is paid back to the  certificate  holders  over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

         The  Portfolio  may  invest  in  mortgage-backed   securities  issued  by   non-governmental   entities  including
collateralized  mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").  CMOs are securities collateralized by mortgages,  mortgage pass-throughs,  mortgage pay-through bonds (bonds representing an interest in a pool of  mortgages  where the cash flow  generated  from the mortgage  collateral  pool is  dedicated  to bond  repayment),  and mortgage-backed  bonds  (general  obligations  of the issuers  payable out of the issuers'  general funds and  additionally secured by a first lien on a pool of single family detached  properties).  Many CMOs are issued with a number of classes or series  which have  different  maturities  and are retired in  sequence.  Investors  purchasing  such CMOs in the  shortest maturities  receive or are  credited  with their pro rata  portion of the  unscheduled  prepayments  of  principal  up to a predetermined  portion of the total CMO obligation.  Until that portion of such CMO obligation is repaid,  investors in the longer  maturities  receive interest only.  Accordingly,  the CMOs in the longer maturity series are less likely than other mortgage  pass-throughs  to be prepaid prior to their stated maturity.  Although some of the mortgages  underlying CMOs may be  supported  by  various  types of  insurance,  and some  CMOs  may be  backed  by GNMA  certificates  or other  mortgage pass-throughs  issued  or  guaranteed  by U.S.  Government  agencies  or  instrumentalities,  the CMOs  themselves  are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages  secured by an interest in real  property.  REMICs  are  similar to CMOs in that they  issue  multiple  classes  of  securities,  including  "regular"
interests and  "residual"  interests.  The Portfolios do not intend to acquire  residual  interests in REMICs under current tax law, due to certain  disadvantages  for regulated  investment  companies that acquire such  interests.  Mortgage-backed securities are subject to unscheduled  principal payments representing  prepayments on the underlying  mortgages.  Although these  securities may offer yields higher than those available from other types of securities,  mortgage-backed  securities may be less effective than other types of securities as a means of "locking in" attractive  long-term  rates because of the prepayment feature.  For instance,  when interest rates decline, the value of these securities likely will not rise as much as comparable  debt  securities due to the prepayment  feature.  In addition,  these  prepayments  can cause the price of a mortgage-backed  security  originally  purchased  at a premium to decline in price to its par value,  which may result in a loss.

         Due to prepayments of the underlying mortgage instruments,  mortgage-backed  securities do not have a known actual maturity.  In the absence of a known  maturity,  market  participants  generally  refer to an estimated  average life.  The
Adviser  believes  that the estimated  average life is the most  appropriate  measure of the maturity of a  mortgage-backed security.  Accordingly,  in order to determine whether such security is a permissible investment, it will be deemed to have a remaining  maturity of three years or less if the average life, as estimated by the  Sub-advisor,  is three years or less at the time of purchase  of the  security  by the  Portfolio.  An average  life  estimate  is a function  of an  assumption regarding anticipated  prepayment patterns.  The assumption is based upon current interest rates, current conditions in the relevant  housing  markets  and  other  factors.  The  assumption  is  necessarily  objective,  and thus  different  market participants  could produce  somewhat  different  average life  estimates  with regard to the same  security.  Although the
Sub-Advisor  will monitor the average life of the portfolio  securities of the Portfolio with a portfolio  maturity  policy and make needed adjustments to comply with the Portfolio's policy as to average dollar weighted portfolio  maturity,  there can be no assurance  that the average  life of portfolio  securities  as  estimated by the  Sub-adviser  will be the actual average life of such securities.

         The Portfolio may at times, invest a significant percentage of its assets in CMOs.

         Additional  information  about  mortgage-backed  and  asset-backed  securities and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities.  Subject to its investment  objective and policies,  the Portfolio may invest in securities of foreign  issuers and  supranational  entities.  The  investments of the Portfolio in foreign  securities may be denominated only in the U.S. dollar.  Foreign  securities may offer investment  opportunities  not available in the United States,  but such investments also involve significant risks not typically associated with investing in domestic securities.

         The foreign  government  securities in which the Portfolio may invest generally consist of debt obligations issued or guaranteed by national,  state or provincial  governments or similar  political  subdivisions.  The Portfolio may invest in foreign government  securities in the form of American Depositary Receipts.  Foreign government  securities also include
debt  securities  of  supranational   entities.   Quasi-governmental   and  supranational  entities  include  international
organizations  designated or supported by  governmental  entities to promote  economic  reconstruction  or development  and international  banking  institutions  and  related  government  agencies.  Examples  include  the  International  Bank  for
Reconstruction  and Development  (the "World Bank"),  the Japanese  Development  Bank, the Asian  Development  Bank and the
InterAmerican  Development Bank.  Currently,  the Portfolio  intends to invest only in obligations  issued or guaranteed by the  Asian  Development  Bank,  the  Inter-American  Development  Bank,  the  International  Bank  for  Reconstruction  and
Development  (the "World  Bank"),  the African  Development  Bank,  the  European  Coal and Steel  Community,  the European
Economic  Community,  the European  Investment Bank and the Nordic  Investment  Bank.  Foreign  government  securities also include mortgage-related  securities issued or guaranteed by national, state or provincial governmental  instrumentalities, including quasi-governmental agencies.

         Additional  information  about Foreign  Securities  and their risks is included in this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Equity and  Equity-Related  Securities.  The  Portfolio  may invest in common stock,  preferred  stock,  warrants, purchased  call  options  and other  rights to acquire  stock.  The market  value of an equity  security  will  increase or decrease depending on market conditions. This affects the value of the shares of the Portfolio.

         Repurchase  Agreements.  The  Portfolio  may enter  into  repurchase  agreements.  In a  repurchase  agreement,  a
Portfolio  buys a security  subject to the right and  obligation  to sell it back to the other party at the same price plus accrued interest.  The Portfolio's custodian will hold the security as collateral for the repurchase agreement.  Collateral must be  maintained at a value at least equal to 102% of the  repurchase  price,  but  repurchase  agreements  involve some credit risk to a portfolio  if the other party  defaults on its  obligation  and the  Portfolio  is delayed in or prevented from liquidating the collateral.  Additional  information  about repurchase  agreements and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Purchases and Forward  Commitments  (Delayed  Delivery).  The Portfolio may purchase  securities on a when-issued,  delayed  delivery or forward  commitment  basis.  When these  transactions  are negotiated,  the price of the securities  is fixed at the time of the  commitment,  but  delivery and payment may take place up to 90 days after the date of the  commitment  to  purchase  for equity  securities,  and up to 45 days after such date for fixed  income  securities.
When-issued  securities  or  forward  commitments  involve  a risk of loss if the  value of the  security  to be  purchased declines  prior to the  settlement  date.  Additional  information  about  these  types of  investments  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. The Portfolio may borrow for temporary or emergency purposes,  although borrowings by the Portfolio may not  exceed  10% of the value of its total  assets.  This  borrowing  may be  unsecured.  The 1940 Act  requires  a fund to maintain continuous asset coverage (that is, total assets including  borrowings,  less liabilities exclusive of borrowings)
of 300% of the amount borrowed.  If the asset coverage should decline below 300% as a result of market  fluctuations or for other  reasons,  the Portfolio  will be required to sell some of its portfolio  securities  within three days to reduce its borrowings and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities  at that  time.  The  Portfolio  may not make  additional  investments  while  they  have  any  borrowings outstanding.  Borrowing  generally will  exaggerate the effect on net asset value of any increase or decrease in the market value  of the  portfolio.  Money  borrowed  will  be  subject  to  interest  costs  which  may or may not be  recovered  by appreciation  of the securities  purchased.  The Portfolio  also may be required to maintain  minimum  average  balances in connection  with  such  borrowing  or to pay a  commitment  or other  fee to  maintain  a line of  credit;  either of these requirements would increase the cost of borrowing over the stated interest rate.

         Mortgage  Dollar  Rolls.  The  Portfolio  may enter into  mortgage  "dollar  rolls" in which the  Portfolio  sells securities for delivery in the current month and simultaneously  contracts to repurchase  substantially similar (same type, coupon and maturity)  securities on a specified future date.  During the roll period,  the Portfolio  forgoes principal and interest paid on the  securities.  The Portfolio is compensated  by the difference  between the current sales price and the lower forward price for the future  purchase  (often referred to as the "drop") or fee income and by the interest earned on the cash  proceeds  of the  initial  sale.  A  "covered  roll" is a  specific  type of dollar  roll for  which  there is an offsetting cash position or a cash equivalent  security position which matures on or before the forward  settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls.

         Commercial  Paper.  Commercial  paper is a short-term,  unsecured  negotiable  promissory note of a U.S or non-U.S issuer.  The Portfolio may purchase  commercial  paper.  The Portfolio may also invest in variable rate master demand notes which typically are issued by large corporate  borrowers and which provide for variable  amounts of principal  indebtedness and periodic  adjustments in the interest rate. Demand notes are direct lending  arrangements between a fund and an issuer, and are not normally  traded in a secondary  market.  The Portfolio,  however,  may demand payment of principal and accrued interest at any time.  In  addition,  while  demand  notes  generally  are not rated,  their  issuers must satisfy the same criteria as those that apply to issuers of commercial  paper.  The Sub-advisor  will consider the earning power,  cash flow and other  liquidity  ratios of issuers of demand  notes and  continually  will  monitor  their  financial  ability to meet payment on demand.

         Bank Obligations.  The Portfolio's  investments in money market  instruments may include  certificates of deposit, time  deposits  and  bankers'  acceptances.  Certificates  of Deposit  ("CDs") are  short-term  negotiable  obligations  of commercial  banks.  Time Deposits  ("TDs") are  non-negotiable  deposits  maintained in banking  institutions for specified periods of time at stated  interest  rates.  Bankers'  acceptances  are time drafts drawn on commercial  banks by borrowers usually in connection with international transactions.

         U.S.  commercial  banks organized under federal law are supervised and examined by the Comptroller of the Currency and are  required  to be  members  of the  Federal  Reserve  System and to be  insured  by the  Federal  Deposit  Insurance
Corporation  (the "FDIC").  U.S. banks organized  under state law are supervised and examined by state banking  authorities but are  members of the  Federal  Reserve  System  only if they elect to join.  Most  state  banks are  insured by the FDIC
(although such insurance may not be of material  benefit to the  Portfolio,  depending upon the principal  amount of CDs of each bank held by the  Portfolio)  and are  subject to federal  examination  and to a  substantial  body of federal law and regulation.  As a result of  governmental  regulations,  U.S.  branches of U.S.  banks,  among other things,  generally are required to  maintain  specified  levels of  reserves,  and are subject to other  supervision  and  regulation  designed to promote financial soundness.  U.S. savings and loan associations,  the CDs of which may be purchased by the Portfolio,  are supervised and subject to examination by the Office of Thrift  Supervision.  U.S. savings and loan associations are insured by the Savings  Association  Insurance  Fund which is  administered  by the FDIC and backed by the full faith and credit of the U.S. Government.

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Bond Portfolio.  These limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate,  15% of the
Portfolio's  net assets.  An illiquid  security is a security  that cannot be disposed of promptly  (within seven days) and in the usual course of business without a loss, and includes  repurchase  agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

         3.       The  Portfolio  may not purchase  securities  of other  U.S.-registered  investment  companies  except as permitted by the  Investment  Company Act of 1940 and the rules,  regulations  and any  applicable  exemptive  order issued thereunder.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital.  The  Sub-advisor  will seek to employ prudent  investment  management  techniques,  especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing.  The Portfolio  may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.
The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage (that is, total assets  including  borrowings, less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be required to sell some of its holdings  within three days to reduce the debt and  restore the 300% asset  coverage,  even though it may be  disadvantageous  from an  investment standpoint  to sell  securities  at that time.  Borrowing  will tend to  exaggerate  the  effect on net asset  value of any increase or decrease in the market value of the  Portfolio.  Money  borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities  purchased.  The Portfolio also may be required to maintain  minimum average  balances in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage  dollar rolls." A reverse repurchase  agreement involves the sale of a portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio sells a mortgage-related  security (such as a GNMA security) to a dealer and simultaneously  agrees to repurchase a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase agreement, as a collateralized  borrowing in which the Portfolio pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Portfolio, but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the securities returned  to the  Portfolio  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued  by the same  agency  and be part of the same  program;  (3)  have a  similar  original  stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have  identical  net coupon  rates;  (5) have similar  market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the  securities  delivered  and  received  back must be within 2.5% of the initial  amount  delivered.  The  Portfolio's obligations  under a dollar roll  agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing,  as discussed  above.  Furthermore,  because  dollar roll  transactions  may be for terms  ranging  between one and six months, dollar roll  transactions  may be deemed  "illiquid" and subject to the Portfolio's  overall  limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar- or foreign  currency-denominated  corporate debt  securities of domestic or foreign  issuers are limited to corporate debt  securities  (corporate  bonds,  debentures, notes and other similar  corporate debt  instruments,  including  convertible  securities)  which meet the minimum  ratings criteria set forth for the Portfolio,  or, if unrated, are in the Sub-advisor's  opinion comparable in quality to corporate debt  securities in which the Portfolio may invest.  In the event that ratings  services  assign  different  ratings to the same security,  the Sub-advisor  will determine  which rating it believes best reflects the security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or indexed to the level of exchange rates between the U.S.  dollar and a foreign  currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest  paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a  corporation's  capital  structure and,  therefore,  generally  entail less risk than the  corporation's  common stock,  although  the  extent  to which  such  risk is  reduced  depends  in large  measure  upon the  degree  to which the convertible security sells above its value as a fixed-income security.

         A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio will be required to permit the issuer to redeem the  security  and  convert it to  underlying  common  stock,  or will sell the  convertible  security to a third party.  The Portfolio  generally  would invest in convertible  securities for their  favorable  price  characteristics  and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio  (i.e., rated B or better by Moody's or S&P) are described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated corporate debt  securities  ("high yield  securities")  generally  provides  greater income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality  securities,  but they also  typically  entail  greater  price volatility  and  principal  and income  risk.  These high yield  securities  are  regarded  as high risk and  predominantly speculative  with respect to the issuer's  continuing  ability to meet  principal  and  interest  payments.  The market for these  securities is relatively  new, and many of the outstanding  high yield  securities have not endured a major business recession.  A long-term track record on default rates,  such as that for investment grade corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more  susceptible to real or perceived  adverse  economic and competitive industry  conditions  than  investment  grade  securities.  The price of high yield  securities  have been found to be less sensitive to interest-rate  adverse economic downturns or individual  corporate  developments.  A projection of an economic downturn  or of a period of rising  interest  rates,  for  example,  could  cause a decline in high yield  security  prices because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking payment of all or a portion of interest and  principal,  the  Portfolio may incur  additional  expenses to seek  recovery.  In the case of high yield securities  structured as zero-coupon or pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities  which pay interest  periodically and in cash.

         The secondary  market on which high yield,  high risk securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the
Portfolio could sell a high yield security,  and could  adversely  affect the daily net asset value of the shares.  Adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of high yield securities  especially in a thinly-traded  market.  When secondary markets for high yield securities are less liquid  than the market for  higher  grade  securities,  it may be more  difficult  to value the  securities  because  such valuation may require more  research,  and elements of judgment may play a greater role in the  valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market conditions.  For an additional  discussion of certain risks involved in  lower-rated  debt  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors  Committees.  The Portfolio may from time to time  participate on committees  formed by creditors to negotiate with the  management of  financially  troubled  issuers of securities  held by the  Portfolio.  Such participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security  when it might  otherwise  desire to do so.  Participation  by the
Portfolio on such committees also may expose the Portfolio to potential  liabilities  under the federal  bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio  will  participate  on such  committees  only when the  Sub-advisor  believes  that such  participation  is  necessary or  desirable  to enforce the  Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The  Portfolio  may  invest  in  mortgage-backed   securities.   Mortgage-related
securities  are interests in pools of mortgage  loans made to  residential  home buyers,  including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial banks and others.  Pools of mortgage loans are assembled as securities  for sale to investors by various  governmental,  government-related  and private  organizations  (see "Mortgage
Pass-Through  Securities").  The Portfolio may also invest in debt securities which are secured with collateral  consisting of  mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),  and in other  types of  mortgage-related securities.

         Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

         The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  seller/servicers  which  include  state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-though  securities  issued by FNMA are  guaranteed as to timely  payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from FHLMC's  national  portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions,  private mortgage insurance companies, mortgage bankers and other secondary market issuers also create  pass-though  pools of conventional  residential  mortgage loans. Such issuers may, in addition,  be the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well as the  guarantors  of the mortgage-related  securities.  Pools  created by such  nongovernmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Trust's  investment  quality  standards.  There can be no assurance  that the private insurers or guarantors can meet their obligations  under the insurance  policies or guarantee  arrangements.  The Portfolio may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices  of the  originator/servicers  and poolers,  the  Sub-advisor  determines  that the  securities  meet the Trust's quality standards.  Although the market for such securities is becoming  increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  The Portfolio will not purchase  mortgage-related  securities or any other  assets  which in the  Sub-advisor's  opinion  are  illiquid  if,  as a  result,  more  than 15% of the  value of the
Portfolio's total assets will be illiquid.

         Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not subject to the Portfolio's  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all U.S.  Government  securities.
In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related securities do not represent  interests in any particular  "industry" or group of  industries.  The assets  underlying  such securities may be represented by a portfolio of first lien residential  mortgages  (including both whole mortgage loans and mortgage participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or
FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing
Administration  or the  Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose underlying assets are neither U.S. Government  securities nor U.S.  Government-insured  mortgages,  to the extent that real properties  securing such assets may be located in the same geographical  region,  the security may be subject to a greater risk of default that other  comparable  securities  in the event of adverse  economic,  political or business  developments that may affect such region and  ultimately,  the ability of  residential  homeowners  to make  payments of  principal  and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes,  each bearing a different stated maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection through a de facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly
          --------
payment  of  principal  received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned  to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity  classes  receive  principal only after the first  class has been  retired.  An  investor  is  partially  guarded  against a sooner  than  desired  return or principal because of the sequential payments.

         In a typical CMO transaction,  a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds  of  the  Bond  offering  are  used  to  purchase  mortgages  or  mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments) on the mortgage loans during any semiannual payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed  securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other  than  those described  above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage
loans  on  real  property,   including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         The cash flow  generated by the mortgage  assets  underlying  a series of CMOs is applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual  in a CMO  structure  generally  represents  the  interest  in any excess  cash flow  remaining  after  making the foregoing  payments.  Each  payment of such  excess cash flow to a holder of the related  CMO  residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment  banking firms acting as brokers or dealers.  The CMO residual market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after careful review of the characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the Securities Act of 1933, as amended.  CMO  residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid"  and  subject to the  Portfolio's  limitations  on  investment  in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions  of the interest and principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage  assets,  which the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the interest  (the IO class),  while the other class will  receive  all of the  principal  (the  principal-only  or "PO"  class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying mortgage assets, and a rapid rate of principal  payments may have a material adverse effect on the Portfolio's  yield to maturity from these securities.  If the  underlying  mortgage  assets  experience  greater  than  anticipated  prepayments  of  principal,  the
Portfolio  may fail to fully  recoup its  initial  investment  in these  securities  even if the  security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers,  these securities were only recently  developed.  As a result,  established trading markets have not yet developed and,  accordingly,  these securities may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage  loans) will be offered to investors in the future.  Several types of  asset-backed  securities  may be offered to investors,  including  Certificates for Automobile  Receivables.  For a discussion of automobile  receivables,  see this
Statement under "Certain Risk Factors and Investment  Methods." Consistent with the Portfolio's  investment  objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The  Portfolio  may  invest in  corporate  debt  securities  of foreign  issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or foreign
currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and   instrumentalities,
international  agencies  and  supranational  entities.  The  Portfolio  may  invest up to 20% of its  assets in  securities denominated  in foreign  currencies,  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign issuers.  The Portfolio may invest up to 10% of its assets in  securities  of issuers based in emerging  market  countries.
Investing in the securities of foreign issuers  involves  special risks and  considerations  not typically  associated with investing in U.S.  companies.  For a discussion  of certain  risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the  contract.  These  contracts  may be bought or sold to  protect  the  Portfolio  against  a  possible  loss resulting  from an adverse  change in the  relationship  between  foreign  currencies  and the U.S.  dollar or to  increase exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the
Trust's  custodian of cash or other liquid assets and are marked to market daily.  Although such  contracts are intended to minimize  the risk of loss due to a decline on the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign entities for new obligations in connection with debt  restructurings  under a debt  restructuring  plan  introduced  by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady  Plan").
Brady Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria,
Costa Rica, the Dominican Republic,  Ecuador,  Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay,  and
Venezuela.  In addition,  Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a
Brady Plan in the future.

         Brady  Bonds do not have a long  payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily  the U.S.  dollar)  and are  actively  traded in the  over-the-counter  secondary market.  Brady bonds are not considered to be U.S. Government  securities.  U.S.  dollar-denominated,  collateralized Brady
Bonds,  which may be fixed rate par bonds or floating  rate discount  bonds,  are  generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same  maturity as the Brady  Bonds.  Interest  payments on these
Brady Bonds generally are collateralized on a one-year or longer  rolling-forward  basis by cash or securities in an amount that,  in the case of fixed rate  bonds,  is equal to at least one year of  interest  payments  or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest rate at that time and is adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances,  which in effect constitute  supplemental  interest payments but generally are not  collateralized.
Brady Bonds are often viewed as having three or four valuation  components:  (i) the collateralized  repayment of principal at final maturity;  (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations in which the Portfolios  invest include  certificates  of deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market  for such  deposits.  The  Portfolio  will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate, more than 15% of its assets  would be invested in such  deposits,  repurchase  agreements  maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its  investments  in United States bank  obligations to obligations of United States bank
(including  foreign  branches)  which have more than $1 billion in total assets at the time of investment and are member of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations
(federally or state chartered and federally insured) having total assets in excess $1 billion.

         The  Portfolio  will limit its  investments  in  foreign  bank  obligations  to United  States  dollar- or foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations  of United  States banks in which the Portfolio may invest.  Subject to the
Portfolio's  limitation  on  concentration  of no more than 25% of its assets in the  securities  of issuers in  particular industry,  there is no limitation on the amount of the  Portfolio's  assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the accounting,  auditing and financial  reporting  standards,  practices and requirements  applicable to foreign banks may differ from those  applicable to United  States  banks.  Foreign  banks are not  generally  subject to  examination  by any
United States Government agency or instrumentality.

         Short Sales.  The  Portfolio may make short sales of  securities  as part of their  overall  portfolio  management strategies  involving the use of  derivative  instruments  and to offset  potential  declines in long  positions in similar securities.  A short sale is a transaction  in which the Portfolio  sells a security it does not own in  anticipation  that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer through  which it made the short sale as  collateral  for its  obligation  to deliver the security  upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often  obligated to pay over any accrued interest on such borrowed securities.

         If the  price of the  security  sold  short  increases  between  the time of the  short  sale and the time and the
Portfolio  replaces  the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the
Portfolio  will realize a capital gain.  Any gain will be  decreased,  and any loss  increased,  by the  transaction  costs described  above.  The  successful  use of short  selling  may be  adversely  affected  by  imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the  Portfolio  engages in short sales,  it will provide  collateral to the  broker-dealer  and
(except in the case of short  sales  "against  the box") will  maintain  additional  asset  coverage in the form of cash or other liquid  assets in a segregated  account.  The  Portfolio  does not intend to enter into short sales (other than those
"against the box") if  immediately  after such sale the  aggregate of the value of all  collateral  plus the amount in such segregated  account exceeds  one-third of the value of the Portfolio's net assets.  This percentage may be varied by action of the Trust's  Board of  Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments.  In pursuing its individual objective,  the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on  securities,  securities  indexes,  and foreign  currencies, and enter into interest rate,  foreign  currency and index futures  contracts and purchase and sell options on such futures contracts  ("future  options") for hedging  purposes.  The Portfolio  also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of securities.  If other types of financial  instruments,  including other types of  options,  futures  contracts,  or futures  options  are traded in the future,  the  Portfolio  may also use those instruments,  provided that the Trust's Board of Trustees  determines  that their use is  consistent  with the  Portfolio's investment  objective,  and provided  that their use is  consistent  with  restrictions  applicable  to options and futures contracts  currently  eligible for use by the Trust (i.e.,  that written call or put options will be "covered" or "secured"
and that futures and futures options will be used only for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other  securities  or indexes in  standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade,  or  similar  entities,  or quoted on NASDAQ or on a  regulated  foreign  over-the-counter  market,  and  agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered."  In the case of a call option on a security,  the option is  "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash  equivalents  or other  liquid  assets in such  amount  are placed in a  segregated  account by its custodian)  upon  conversion or exchange of other  securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also  covered if the  Portfolio  holds a call on the same  security or index as the call  written  where the exercise price of the call held is (i) equal to or less than the exercise  price of the call written,  or (ii) greater than the  exercise  price  of the  call  written,  provided  the  difference  is  maintained  by the  Portfolio  in cash or cash equivalents  in a  segregated  account  with its  custodian.  A put option on a security  or an index is  "covered"  if the
Portfolio  maintains cash or cash  equivalents  equal to the exercise price in a segregated  account with its custodian.  A put  option is also  covered  if the  Portfolio  holds a put on the same  security  or index as the put  written  where the exercise  price of the put held is (i) equal to or greater  than the exercise  price of the put written,  or (ii) less than the exercise price of the put written,  provided the difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes a capital  gain equal to the  premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or if it is more,  the Portfolio  will realize a capital loss.
If the premium  received  from a closing  sale  transaction  is more than the  premium  paid to  purchase  the option,  the
Portfolio  will  realize a capital  gain or, if it is less,  the  Portfolio  will  realize a capital  loss.  The  principal factors  affecting  the market  value of a put or a call option  include  supply and demand,  interest  rates,  the current market price of the  underlying  security or index in relation to the exercise  price of the option,  the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium received  for a option  written by the  Portfolio  is recorded as a deferred  credit.  The value of an option  purchased or written  is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded or, if not traded  on an  exchange  or no  closing  price is  available,  at the mean  between  the last bid and asked  prices.  For a discussion  of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Portfolio to reduce foreign  currency risk using such options.  Over-the-counter  options  differ from traded  options in that they are two-party  contracts with price and other  terms  negotiated  between  buyer and  seller,  and  generally  do not have as much  market  liquidity  as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Portfolio may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign  currency or index futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase and write call and put futures  options.  Futures  options  possess many of the same characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

         To  comply  with  applicable  rules of the CFTC  under  which the Trust and the  Portfolio  avoid  being  deemed a
"commodity  pool" or a "commodity pool  operator," the Portfolio  intends  generally to limit its use of futures  contracts
and  futures  options  to  "bona  fide  hedging"  transactions,   as  such  term  is  defined  in  applicable  regulations,
interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge  against  anticipated changes in interest rates that might adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the  Portfolio  intends to purchase.  The  Portfolio's  hedging  activities  may include sales of futures contracts as an offset against the effect or expected  increases in interest rates,  and purchases of futures  contracts as an offset against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures options which are  standardized  and traded on a
U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio,  the Portfolio is required to deposit with its  custodian  (or broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government  securities  ("initial margin").  The margin  required  for a futures  contract is set by the  exchange on which the contract is traded and may be modified  during  the term of the  contract.  The  initial  margin is in the  nature of a  performance  bond or good  faith deposit on the futures  contract  which is  returned to the  Portfolio  upon  termination  of the  contract,  assuming  all contractual  obligations  have been  satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin deposits.  A futures  contract  held by the Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives  cash,  called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not  represent a borrowing or loan by the  Portfolio  but is instead a  settlement  between the  Portfolio  and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset value,  each  Portfolio  will mark to market its open futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Portfolio  realizes a capital gain, or if it is more, the Portfolio  realizes a capital loss.  Conversely, if an offsetting sale price is more than the original  purchase price,  the Portfolio  realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options.  In general,  the Portfolio  intends to enter into positions in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin deposits relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"
would exceed 5% of the  Portfolio's  total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option  exceeds  the  exercise  price.  A put option is  "in-the-money"  if the  exercise  price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract,  the Portfolio will maintain with its custodian (and mark-to-market on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market  on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the Portfolio may "cover" its position by owning the  instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a volatility  substantially  similar  to that of the index on which the  futures  contract  is  based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract written  by the  Portfolio  (or at a higher  price if the  difference  is  maintained  in liquid  assets  with the  Trust's custodian).

         When  selling  a call  option  on a  futures  contract,  the  Portfolio  will  maintain  with its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures commission  merchant  as  margin,  equal the  total  market  value of the  futures  contract  underlying  the call  option.
Alternatively,  the Portfolio  may cover its position by entering  into a long  position in the same futures  contract at a price no higher than the strike price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will  maintain  with its custodian  (and mark-to market on a daily  basis) cash or other  liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the  Portfolio may cover the position  either by entering into a short  position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same futures contract so long as the strike  price of the  purchased  put  option is the same or higher  than the  strike  price of the put  option  sold by the
Portfolio.

         Swap Agreements.  For purposes of applying the Portfolio's  investment policies and restrictions (as stated in the prospectuses  and this SAI) swap  agreements  are  generally  valued by the  Portfolio  at market  value.  In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default  protection),  however,  the
Portfolio  will  generally  value  the swap at its  notional  amount.  The  manner  in which  certain  securities  or other instruments are valued by the Portfolio for purposes of applying  investment  policies and restrictions may differ from the manner in which those  investments  are valued by other types of  investors.  The  Portfolio  may also enter into  interest rate, index,  credit and currency  exchange rate swap agreements for purposes of attempting to obtain a particular  desired return at a lower cost to the  Portfolio  than if the Portfolio  had invested  directly in an instrument  that yielded that desired return.  The Portfolio may also enter into options on swap  agreements.  For a discussion of swap  agreements,  see the Trust's  Prospectus  under  "Investment  Objectives and Policies." The Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the  Portfolio)  and any accrued but unpaid net amounts owed to a swap  counterparty will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio will not enter into a swap agreement with any single  party if the net amount owned or to be received  under  existing  contracts  with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap agreements may be considered to be illiquid.  Moreover,  the Portfolio bears the risk of loss of the  amount  expected  to be  received  under a swap  agreement  in the event of the  default  or  bankruptcy  of a swap agreement  counterparty.  The Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties that  would be  eligible  for  consideration  as  repurchase  agreement  counterparties  under the  Portfolio's  repurchase agreement  guidelines.  Certain  restrictions  imposed  on the  Portfolio  by the  Internal  Revenue  Code  may  limit  the
Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps market,  including potential government  regulation,  could adversely affect the
Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants." To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash  that (1) have  individual  tailored  terms,  (2) lack  exchange-style  offset  and the use of a  clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities may be very volatile.  To the extent the Portfolio  invests in these  securities, however,  the Sub-advisor  analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency  Exchange-Related  Securities.  The Portfolio may invest in foreign currency warrants,  principal exchange  rate  linked  securities  and  performance  indexed  paper.  For a  description  of these  instruments,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may  invest in or  acquire  warrants  to  purchase  equity or fixed-income  securities.  Bonds with  warrants  attached  to  purchase  equity  securities  have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The Portfolio may invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument can combine the  characteristics  of  securities,  futures,  and  options.  Hybrids  can be used as an  efficient  means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional  discussion of hybrid instruments and certain risks involved therein,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments  ("inverse  floaters").
The interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans.  Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent direct  participation in a loan to a corporate  borrower, and  generally  are  offered  by banks or  other  financial  institutions  or  lending  syndicates.  When  purchasing  loan participations,  the Portfolio  assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which the
Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Portfolio has direct  recourse  against the  corporate  borrower,  the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets  held by the agent bank for the benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's  general  creditors,  the  Portfolio  might  incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations involving other interposed  financial  institutions  (e.g., an insurance company or governmental  agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled interest or  principal.  However,  there is no  assurance  that the  liquidation  of  collateral  from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The  Portfolio  may  invest in loan  participations  with  credit  quality  comparable  to that of  issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when  investing in  indebtedness  of companies  with poor credit,  the  Portfolio  bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the corporate  borrower as the "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the corporate borrower,  if the participation  does not shift to the Portfolio the direct  debtor-creditor  relationship  with the corporate  borrower,
SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate borrower as "issuers" for the purposes of  determining  whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial  intermediary,  or a group of  intermediaries  engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater  degree of  judgment  in  determining  the
Portfolio's net asset value than if that value were based on available market  quotations,  and could result in significant variations  in the  Portfolio's  daily  share  price.  At the same  time,  some loan  interests  are traded  among  certain financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops, the  liquidity  of these  instruments  is  expected to improve.  In  addition,  the  Portfolio  currently  intends to treat indebtedness  for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation  on illiquid  investments.  Investments  in loan  participations  are  considered  to be debt  obligations  for purposes of the
Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with  owning  and  disposing  of the collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Portfolio could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law protections against fraud and  misrepresentation.  In the absence of definitive  regulatory guidance,  the Portfolio relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire  participations in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments  may have the effect of requiring  the  Portfolio to increase  its  investment  in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed to advance  additional funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in  accordance  with procedures  established  by the Board of Trustees,  in an amount  sufficient  to meet such  commitments.  The Portfolio may invest in delayed funding loans and revolving  credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed  funding  loans and  revolving  credit  facilities  may be  subject  to  restrictions  on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Portfolio may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Portfolio currently  intend to treat delayed funding loans and revolving  credit  facilities for which there is no readily  available market as  illiquid  for  purposes of the  Portfolio's  limitation  on illiquid  investments.  Participation  interests  in revolving  credit  facilities  will be subject to the  limitations  discussed  above under "Loan  Participations."  Delayed funding  loans and  revolving  credit  facilities  are  considered  to be debt  obligations  for  purposes  of the  Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO Total Return Bond Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio will not invest more than 15% of the assets of the Portfolio  (taken at market value at the time of the  investment) in "illiquid  securities,"  illiquid  securities  being defined to include  securities  subject to legal or contractual  restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days,  certain options traded over the counter that the Portfolio has purchased,  securities  being used to cover  options a Portfolio  has  written,  securities  for which  market  quotations  are not readily  available,  or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         3.       The Portfolio will not purchase  securities for the Portfolio from, or sell portfolio  securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         4.       The Portfolio  will not invest more than 5% of the assets of the Portfolio  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         5.       The Portfolio will not maintain a short  position,  or purchase,  write or sell puts,  calls,  straddles, spreads or  combinations  thereof,  except as set forth in the Trust's  Prospectus and this Statement for  transactions  in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

         6.           Invest in companies for the purpose of exercising control or management.

         7.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing.  The Portfolio  may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.
The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage (that is, total assets  including  borrowings, less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations  or other  reasons,  the Portfolio  may be required to sell some of its  portfolio  holdings within three days to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any  increase  or  decrease  in the  market  value of the  Portfolio's  securities.  Money  borrowed  will be subject to interest costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection  with such  borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would  increase the cost of borrowing  over the stated  interest rate.

         Among the forms of borrowing in which the  Portfolio may engage is the entry into reverse  repurchase  agreements.
A reverse repurchase  agreement  involves the sale of the  Portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the instrument at a specified  time and price.  The Portfolio  will maintain a segregated  account with its Custodian  consisting of cash or other liquid assets equal (on a daily  mark-to-market  basis) to its  obligations under reverse repurchase  agreements with broker-dealers (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of  securities  retained by the  Portfolio  may decline  below the  repurchase  price of the securities  sold by the Portfolio  which it is obligated to  repurchase.  To the extent that the  Portfolio  collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage  dollar rolls." A reverse repurchase  agreement involves the sale of a portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio sells a mortgage-related  security (such as a GNMA security) to a dealer and simultaneously  agrees to repurchase a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase agreement, as a collateralized  borrowing in which the Portfolio pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Portfolio, but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the securities returned to the Portfolio  generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the  aggregate  principal  amounts of the  securities  delivered  and received back must be within 2.5% of the initial amount  delivered.  The  Portfolio's  obligations  under a dollar roll  agreement  must be covered by cash or other  liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing,  as discussed  above.  Furthermore,  because  dollar roll  transactions  may be for terms  ranging  between one and six months, dollar roll  transactions  may be deemed  "illiquid" and subject to the Portfolio's  overall  limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar- or foreign  currency-denominated  corporate debt  securities of domestic or foreign  issuers are limited to corporate debt  securities  (corporate  bonds,  debentures, notes and other similar  corporate debt  instruments,  including  convertible  securities)  which meet the minimum  ratings criteria set forth for the Portfolio,  or, if unrated, are in the Sub-advisor's  opinion comparable in quality to corporate debt  securities  in which the  Portfolio  may invest.  The rate of return or return of principal on some debt  obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest  paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a  corporation's  capital  structure and,  therefore,  generally  entail less risk than the  corporation's  common stock,  although  the  extent  to which  such  risk is  reduced  depends  in large  measure  upon the  degree  to which the convertible security sells above its value as a fixed-income security.

         A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio would be required to permit the issuer to redeem the  security  and convert it to  underlying  common  stock,  or would sell the  convertible  security to a third party.  The Portfolio  generally  would invest in convertible  securities for their  favorable  price  characteristics  and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio  (i.e., rated B or better by Moody's or S&P),  are described as  "speculative"  by both Moody's and S&P.  Investment in lower-rated corporate debt  securities  ("high yield  securities")  generally  provides  greater income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality  securities,  but they also  typically  entail  greater  price volatility  and principal and income risk.  These high yield  securities  are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively  new,  and many of the  outstanding  high  yield  securities  have not  endured a major  business  recession.  A long-term  track record on default  rates,  such as that for  investment  grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield  securities may be more  susceptible to real or perceived  adverse  economic and  competitive  industry conditions than investment  grade  securities.  The prices of high yield securities have been found to be less sensitive to interest-rate  changes than  higher-rated  investments,  but more  sensitive to adverse  economic  downturns or  individual corporate  developments.  A projection of an economic downturn or of a period of rising interest rates, for example,  could cause a decline in high yield  security  prices  because  the advent of a  recession  could  lessen the ability of a highly leveraged  company to make principal and interest  payments on its debt  securities.  If an issuer of high yield securities defaults,  in  addition  to  risking  payment  of all or a portion of  interest  and  principal,  the  Portfolio  may incur additional  expenses to seek  recovery.  In the case of high yield  securities  structured as  zero-coupon  or  pay-in-kind securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The  secondary  market on which high yield  securities  are traded may be less  liquid  than the market for higher grade  securities.  Less liquidity in the secondary  trading market could adversely affect the price at which the Portfolio could sell a high yield security,  and could adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor  perceptions,  whether or not based on  fundamental  analysis,  may decrease the values and  liquidity of high yield securities  especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade  securities,  it may be more difficult to value the securities  because such valuation may require more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable, objective  data  available.  The  Sub-advisor  seeks  to  minimize  the  risks  of  investing  in  all  securities  through diversification,  in-depth credit analysis and attention to current  developments in interest rates and market  conditions.
For a discussion of the risks  involved in  lower-rated  debt  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors  Committees.  The Portfolio may from time to time  participate on committees  formed by creditors to negotiate with the  management of  financially  troubled  issuers of securities  held by the  Portfolio.  Such participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security  when it might  otherwise  desire to do so.  Participation  by the
Portfolio on such committees also may expose the Portfolio to potential  liabilities  under the federal  bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio  would  participate on such  committees  only when the Adviser  believed that such  participation  was necessary or desirable to enforce the Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The  Portfolio  may  invest  in  mortgage-backed   securities.   Mortgage-related
securities are interests in pools of residential or commercial  mortgage  loans,  including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial  banks  and  others.  Pools of  mortgage  loans  are  assembled  as securities  for sale to investors by various  governmental,  government-related  and private  organizations  (see "Mortgage
Pass-Through  Securities").  The Portfolio may also invest in debt securities which are secured with collateral  consisting of  mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),  and in other  types of  mortgage-related securities.

         Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and  principal  payments  owed on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

         The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  seller/servicers  which  include  state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-through  securities  issued by FNMA are  guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues Participation  Certificates ("PCs") which represent interests in conventional  mortgages  from FHLMC's  national  portfolio.  FHLMC  guarantees  the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings and loan  institutions,  private mortgage  insurance  companies,  mortgage bankers and other secondary market issuers also create  pass-through  pools of conventional  residential  mortgage loans.  Such issuers may, in addition,  be the originators  and/or  servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Trust's  investment  quality  standards.  There can be no assurance  that the private insurers  or  guarantors  can  meet  their  obligations  under  the  insurance  policies  or  guarantee  arrangements.  The
Fixed-Income  Portfolio may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers,  the Adviser  determines  that the securities meet the Trust's quality standards.  Although the market for such securities is becoming  increasingly  liquid,  securities issued by certain  private  organizations  may not be readily  marketable.  No  Portfolio  will  purchase  mortgage-related securities or any other assets which in the Adviser's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not subject to the  Portfolio'  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all U.S.  Government  securities.
In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related securities do not represent  interests in any particular  "industry" or group of  industries.  The assets  underlying  such securities may be represented by the Portfolio of first lien  residential  mortgages  (including  both whole mortgage loans and mortgage  participation  interests)  or portfolios of mortgage  pass-through  securities  issued or guaranteed by GNMA,
FNMA or FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal
Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities whose underlying assets are neither U.S. Government securities nor U.S.  Government-insured  mortgages,  to the extent that real  properties  securing  such assets may be located in the same  geographical  region,  the security may be subject to a greater  risk of  default  than other  comparable  securities  in the event of  adverse  economic,  political  or  business developments  that may affect such region  and,  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes,  each bearing a different stated maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection through a de facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly
          --------
payment  of  principal  received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned  to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity  classes  receive  principal only after the first  class has been  retired.  An  investor  is  partially  guarded  against a sooner  than  desired  return of principal because of the sequential payments.

         In a typical CMO  transaction,  a corporation  ("issuer")  issues  multiple series (e.g., A, B, C, Z) of CMO bonds
("Bonds").  Proceeds  of  the  Bond  offering  are  used  to  purchase  mortgages  or  mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments) on the mortgage loans during any semiannual payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of  delinquencies  and/or  defaults.  For an additional  discussion of mortgage-backed  securities  and certain  risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other  than  those described  above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage
loans  on  real  property,   including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         The cash flow  generated by the mortgage  assets  underlying  a series of CMOs is applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual  in a CMO  structure  generally  represents  the  interest  in any excess  cash flow  remaining  after  making the foregoing  payments.  Each  payment of such  excess cash flow to a holder of the related  CMO  residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment  banking firms acting as brokers or dealers.  The CMO residual market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after careful review of the characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the Securities Act of 1933, as amended.  CMO  residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid"  and  subject to the  Portfolio's  limitations  on  investment  in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions  of the interest and principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage  assets,  while the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the interest  (the IO class),  while the other class will  receive  all of the  principal  (the  principal-only  or "PO"  class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying mortgage assets, and a rapid rate of principal  payments may have a material adverse effect on the Portfolio's  yield to maturity from these securities.  If the  underlying  mortgage  assets  experience  greater  than  anticipated  prepayments  of  principal,  the
Portfolio  may fail to fully  recoup its  initial  investment  in these  securities  even if the  security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and,  accordingly,  these securities may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed  securities  maybe offered to investors,  including  Certificates  for  Automobile  Receivables.  For a discussion  of automobile  receivables,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest in  corporate  debt  securities  of foreign  issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or foreign
currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and   instrumentalities,
international  agencies  and  supranational  entities.  The  Portfolio  may  invest up to 20% of its  assets in  securities denominated  in foreign  currencies,  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign issuers.  The Portfolio will  concentrate  its foreign  investments in securities of issuers based in developed  countries.
The Portfolio may invest up to 5% of its assets in securities  of issuers  based in emerging  market  countries.  Investing in the securities of foreign issuers involves special risks and considerations  not typically  associated with investing in
U.S. companies.  For a discussion of certain risks involved in foreign  investments,  in general,  and the special risks of investing  in  developing  countries,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  "Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  These  contracts  may be bought or sold to  protect  the  Portfolio  against  a  possible  loss resulting  from an adverse  change in the  relationship  between  foreign  currencies  and the U.S.  dollar or to  increase exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the
Trust's  custodian of cash or other liquid assets and are marked to market daily.  Although such  contracts are intended to minimize  the risk of loss due to a decline in the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign entities for new obligations in connection with debt  restructurings  under a debt  restructuring  plan  introduced  by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady  Plan").
Brady Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria,
Costa Rica, the Dominican Republic,  Ecuador,  Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay,  and
Venezuela.  In addition,  Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a
Brady Plan in the future.

         Brady Bonds have been issued only recently,  and accordingly do not have a long payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S.  dollar) and are actively traded in the over-the-counter  secondary market. U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating  rate discount  bonds,  are generally  collateralized  in full as to principal by U.S.  Treasury zero-coupon  bonds  having the same  maturity as the Brady  Bonds.  Interest  payments on these Brady Bonds  generally  are collateralized  on a one-year or longer  rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate bonds, is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest  rate at that time and is  adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances, which in effect  constitute  supplemental  interest  payments but generally are not  collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized  interest payments;  (iii) the  uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations in which the Portfolio  invests include  certificates  of deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market  for such  deposits.  The  Portfolio  will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate, more than 15% of its assets  would be invested in such  deposits,  repurchase  agreements  maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its  investments in United States bank  obligations to obligations of United States banks
(including  foreign  branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations
(federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The  Portfolio  will limit its  investments  in  foreign  bank  obligations  to United  States  dollar- or foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (I) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations  of United  States banks in which the Portfolio may invest.  Subject to the
Trust's  limitation  on  concentration  of no more than 25% of its assets in the  securities  of  issuers  in a  particular industry,  there is no limitation on the amount of the  Portfolio's  assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or because the  accounting,  auditing and financial  reporting  standards,  practices and  requirements  applicable to foreign banks may differ from those  applicable to United States banks.  Foreign banks are not generally  subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The  Portfolio may make short sales of  securities  as part of their  overall  portfolio  management strategies  involving the use of  derivative  instruments  and to offset  potential  declines in long  positions in similar securities.  A short sale is a transaction  in which the Portfolio  sells a security it does not own in  anticipation  that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer through  which it made the short sale as  collateral  for its  obligation  to deliver the security  upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often  obligated to pay over any accrued interest on such borrowed securities.

         If the  price of the  security  sold  short  increases  between  the time of the  short  sale and the time and the
Portfolio  replaces  the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the
Portfolio  will realize a capital gain.  Any gain will be  decreased,  and any loss  increased,  by the  transaction  costs described  above.  The  successful  use of short  selling  may be  adversely  affected  by  imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the  Portfolio  engages in short sales,  it will provide  collateral to the  broker-dealer  and
(except in the case of short  sales  "against  the box") will  maintain  additional  asset  coverage in the form of cash or other liquid  assets in a segregated  account.  The  Portfolio  does not intend to enter into short sales (other than those
"against the box") if  immediately  after such sale the  aggregate of the value of all  collateral  plus the amount in such segregated  account exceeds  one-third of the value of the Portfolio's net assets.  This percentage may be varied by action of the Trust's  Board of  Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing its objective,  the Portfolio may, as described in the Prospectus,  purchase and sell (write) both put options and call options on securities,  securities indexes,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures  contracts and purchase and sell options on such futures  contracts
("futures  options") for hedging  purposes.  The Portfolio also may purchase and sell foreign currency options for purposes of increasing  exposure to a foreign  currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The  Portfolio  also may enter  into swap  agreements  with  respect to foreign  currencies,  interest  rates and indexes of securities.  If other types of financial instruments,  including other types of options,  futures contracts,  or futures  options are traded in the future,  the Portfolio may also use those  instruments,  provided that the Trust's Board of Trustees  determines  that their use is consistent with the Portfolio's  investment  objective,  and provided that their use is consistent with  restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust
(i.e.,  that written call or put options will be "covered" or "secured"  and that futures and futures  options will be used only for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other  securities  or indexes in  standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade,  or similar  entities,  or quoted on NASDAQ or on a  regulated  foreign  over-the-counter  market,  and  agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered."  In the case of a call option on a security,  the option is  "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash  equivalents  or other  liquid  assets in such  amount  are placed in a  segregated  account by its custodian)  upon  conversion or exchange of other  securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also  covered if the  Portfolio  holds a call on the same  security or index as the call  written  where the exercise price of the call held is (I) equal to or less than the exercise  price of the call written,  or (ii) greater than the  exercise  price  of the  call  written,  provided  the  difference  is  maintained  by the  Portfolio  in cash or cash equivalents  in a  segregated  account  with its  custodian.  A put option on a security  or an index is  "covered"  if the
Portfolio  maintains cash or cash  equivalents  equal to the exercise price in a segregated  account with its custodian.  A put  option is also  covered  if the  Portfolio  holds a put on the same  security  or index as the put  written  where the exercise  price of the put held is (i) equal to or greater  than the exercise  price of the put written,  or (ii) less than the exercise price of the put written,  provided the difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes a capital  gain equal to the  premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more,  the Portfolio will realize a capital loss.
If the premium  received  from a closing  sale  transaction  is more than the  premium  paid to  purchase  the option,  the
Portfolio  will  realize a capital  gain or, if it is less,  the  Portfolio  will  realize a capital  loss.  The  principal factors  affecting  the market  value of a put or a call option  include  supply and demand,  interest  rates,  the current market price of the  underlying  security or index in relation to the exercise  price of the option,  the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium received for an option  written by the  Portfolio  is recorded as a deferred  credit.  The value of an option  purchased or written  is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded or, if not traded  on an  exchange  or no  closing  price is  available,  at the mean  between  the last bid and asked  prices.  For a discussion  of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Portfolio to reduce foreign  currency risk using such options.  Over-the-counter  options  differ from traded  options in that they are two-party  contracts with price and other  terms  negotiated  between  buyer and  seller,  and  generally  do not have as much  market  liquidity  as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Portfolio may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign  currency or index futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase and write call and put futures  options.  Futures  options  possess many of the same characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

         To  comply  with  applicable  rules of the CFTC  under  which the Trust and the  Portfolio  avoid  being  deemed a
"commodity  pool" or a "commodity pool  operator," the Portfolio  intends  generally to limit its use of futures  contracts
and  futures  options  to  "bona  fide  hedging"  transactions,   as  such  term  is  defined  in  applicable  regulations,
interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge  against  anticipated changes in interest rates that might adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the  Portfolio  intends to purchase.  The  Portfolio's  hedging  activities  may include sales of futures contracts as an offset against the effect of expected  increases in interest rates,  and purchases of futures  contracts as an offset against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures options which are  standardized  and traded on a
U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio,  the Portfolio is required to deposit with its  custodian  (or broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government  securities  ("initial margin").  The margin  required  for a futures  contract is set by the  exchange on which the contract is traded and may be modified  during  the term of the  contract.  The  initial  margin is in the  nature of a  performance  bond or good  faith deposit on the futures  contract  which is  returned to the  Portfolio  upon  termination  of the  contract,  assuming  all contractual  obligations  have been  satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin deposits.  A futures  contract  held by the Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives  cash,  called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not  represent a borrowing or loan by the  Portfolio  but is instead a  settlement  between the  Portfolio  and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset  value,  the  Portfolio  will mark to market its open futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Portfolio  realizes a capital gain, or if it is more, the Portfolio  realizes a capital loss.  Conversely, if an offsetting sale price is more than the original  purchase price,  the Portfolio  realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options.  In general,  the Portfolio  intends to enter into positions in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin deposits relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"
would  exceed  5% of the  Portfolio's  total  net  assets.  A call  option is  "in-the-money"  if the value of the  futures contract  that is the subject of the option  exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract,  the Portfolio will maintain with its custodian (and mark-to-market on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market  on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the Portfolio may "cover" its position by owning the  instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a volatility  substantially  similar  to that of the index on which the  futures  contract  is  based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract written  by the  Portfolio  (or at a higher  price if the  difference  is  maintained  in liquid  assets  with the  Trust's custodian).

         When  selling  a call  option  on a  futures  contract,  the  Portfolio  will  maintain  with its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures commission  merchant  as  margin,  equal the  total  market  value of the  futures  contract  underlying  the call  option.
Alternatively,  the Portfolio  may cover its position by entering  into a long  position in the same futures  contract at a price no higher than the strike price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When  selling  a put  option  on a  futures  contract,  the  Portfolio  will  maintain  with  its  custodian  (and mark-to-market  on a daily basis) cash or other liquid assets that equal the purchase price of the futures  contract,  less any margin on deposit.  Alternatively,  the  Portfolio may cover the position  either by entering into a short  position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same futures contract so long as the strike  price of the  purchased  put option is the same or higher  than the strike  price of the put option sold by the
Portfolio.  For a discussion of the risks involved in futures  contracts and related  options,  see the Trust's  Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for purposes of attempting to obtain a particular  desired  return at a lower cost to the Portfolio than if the
Portfolio  had invested  directly in an  instrument  that yielded that desired  return.  The  Portfolio may also enter into options on swap agreements.  For a discussion of swap agreements,  see the Trust's Prospectus under "Investment  Objectives and  Policies."  The  Portfolio's  obligations  (or rights) under a swap  agreement will generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the positions held by each party to the agreement (the "net amount").  The  Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by the  maintenance  of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio  will not enter into a swap  agreement  with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap agreements may be considered to be illiquid.  Moreover,  the Portfolio bears the risk of loss of the  amount  expected  to be  received  under a swap  agreement  in the event of the  default  or  bankruptcy  of a swap agreement  counterparty.  The Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties that  would be  eligible  for  consideration  as  repurchase  agreement  counterparties  under the  Portfolio's  repurchase agreement  guidelines.  Certain  restrictions  imposed  on the  Portfolio  by the  Internal  Revenue  Code  may  limit  the
Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps market,  including potential government  regulation,  could adversely affect the
Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this  exemption,  a swap  agreement  must be entered into by  "eligible  participants,"  which  includes the following,  provided  the  participants'  total  assets  exceed  established  levels:  a bank  or  trust  company,  savings association or credit union,  insurance  company,  investment  company subject to regulation under the 1940 Act,  commodity pool, corporation,  partnership,  proprietorship,  organization, trust or other entity, employee benefit plan, governmental entity,  broker-dealer,  futures commission merchant,  natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and participants may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash that (1) have  individually  tailored  terms,  (2) lack  exchange-style  offset  and the use of a clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities may be very volatile.  To the extent the Portfolio  invests in these  securities, however,  the Sub-advisor  analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign  Currency  Exchange  Related  Securities.  The  Portfolio  may also invest in foreign  currency  warrants, principal  exchange rate linked  securities and performance  indexed paper.  For a discussion of these,  see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may  invest in or  acquire  warrants  to  purchase  equity or fixed-income  securities.  Bonds with  warrants  attached  to  purchase  equity  securities  have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The Portfolio may invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument can combine the  characteristics  of  securities,  futures,  and  options.  Hybrids  can be used as an  efficient  means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional  discussion of hybrid instruments and certain risks involved therein,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments  ("inverse  floaters").
The interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans.  Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent direct  participation in a loan to a corporate  borrower, and  generally  are  offered  by banks or  other  financial  institutions  or  lending  syndicates.  When  purchasing  loan participations,  the Portfolio  assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which the
Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Portfolio has direct  recourse  against the  corporate  borrower,  the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets  held by the agent bank for the benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's  general  creditors,  the  Portfolio  might  incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations involving other interposed  financial  institutions  (e.g., an insurance company or governmental  agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled interest or  principal.  However,  there is no  assurance  that the  liquidation  of  collateral  from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The  Portfolio  may  invest in loan  participations  with  credit  quality  comparable  to that of  issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when  investing in  indebtedness  of companies  with poor credit,  the  Portfolio  bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the corporate  borrower as the "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the corporate borrower,  if the participation  does not shift to the Portfolio the direct  debtor-creditor  relationship  with the corporate  borrower,
SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate borrower as "issuers" for the purposes of  determining  whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial  intermediary,  or a group of  intermediaries  engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater  degree of  judgment  in  determining  the
Portfolio's net asset value than if that value were based on available market  quotations,  and could result in significant variations  in the  Portfolio's  daily  share  price.  At the same  time,  some loan  interests  are traded  among  certain financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops, the  liquidity  of these  instruments  is  expected to improve.  In  addition,  the  Portfolio  currently  intends to treat indebtedness  for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation  on illiquid  investments.  Investments  in loan  participations  are  considered  to be debt  obligations  for purposes of the
Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with  owning  and  disposing  of the collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Portfolio could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law protections against fraud and  misrepresentation.  In the absence of definitive  regulatory guidance,  the Portfolio relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire  participations in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments  may have the effect of requiring  the  Portfolio to increase  its  investment  in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed to advance  additional funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in  accordance  with procedures  established  by the Board of Trustee,  in an amount  sufficient  to meet such  commitments.  The  Portfolio may invest in delayed funding loans and revolving  credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed  funding  loans and  revolving  credit  facilities  may be  subject  to  restrictions  on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Portfolio may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Portfolio currently  intend to treat delayed funding loans and revolving  credit  facilities for which there is no readily  available market as  illiquid  for  purposes of the  Portfolio's  limitation  on illiquid  investments.  Participation  interests  in revolving  credit  facilities  will be subject to the  limitations  discussed  above under "Loan  Participations."  Delayed funding  loans and  revolving  credit  facilities  are  considered  to be debt  obligations  for  purposes  of the  Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO  Limited  Maturity  Bond  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Invest  more  than  15% of the  assets  of the  Portfolio  (taken  at  market  value  at the  time of the investment)  in  "illiquid  securities,"  illiquid  securities  being  defined  to include  securities  subject to legal or contractual  restrictions on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days,  certain  options traded over the counter that a Portfolio has purchased,  securities  being used to cover such options a Portfolio has written,  securities for which market  quotations are not readily  available,  or other  securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         3.       Invest more than 5% of the assets of the Portfolio  (taken at market value at the time of  investment) in any combination of interest only, principal only, or inverse floating rate securities.

         4.       Maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.

         5.           Invest in companies for the purpose of exercising control or management.

         6.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

         The Staff of the SEC has taken the position  that  purchased  OTC options and the assets used as cover for written
OTC options are illiquid  securities.  Therefore,  the  Portfolio has adopted an  investment  policy  pursuant to which the
Portfolio  will not purchase or sell OTC options if, as a result of such  transactions,  the sum of the market value of OTC options currently  outstanding which are held by the Portfolio,  the market value of the underlying  securities  covered by
OTC call options  currently  outstanding  which were sold by the Portfolio and margin deposits on the Portfolio's  existing
OTC options on futures  contracts  exceeds 15% of the total assets of the Portfolio,  taken at market value,  together with all other assets of the Portfolio  which are illiquid or are otherwise not readily  marketable.  However,  if an OTC option is sold by the Portfolio to a primary U.S.  Government  securities  dealer  recognized  by the Federal  Reserve Bank of New
York and if the  Portfolio  has the  unconditional  contractual  right to  repurchase  such OTC option from the dealer at a predetermined  price,  then the Portfolio  will treat as illiquid  such amount of the  underlying  securities  equal to the repurchase  price less the amount by which the option is  "in-the-money"  (i.e.,  current  market  value of the  underlying securities  minus the option's  strike price).  The repurchase  price with the primary dealers is typically a formula price which is  generally  based on a multiple of the  premium  received  for the option,  plus the amount by which the option is
"in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Portfolio will not invest in bank  obligations  for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The Portfolio may invest in asset-backed  securities backed by credit card receivables, automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net  assets,  subject  to the  limitations  of rule  2a-7  under in  Investment  Company  Act of 1940.  These  asset-backed securities  in which the  Portfolio  may invest are  subject  to the  Portfolio's  overall  credit  requirements.  However, asset-backed  securities,  in general,  are subject to certain risks.  Most of these risks are related to limited interests in applicable  collateral.  For example,  credit card  receivables are generally  unsecured and the debtors are entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such debtors the right to set off  certain  amounts on credit  card debt  thereby  reducing  the balance  due.  Additionally,  if the letter of credit is exhausted,  holders of asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying  sales contracts are not realized.  Because  asset-backed  securities are relatively new, the market  experience in these  securities is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.  For a discussion of  asset-backed  securities and the risks involved  therein see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Board of Trustees of the Trust,  the Portfolio may invest in certain  synthetic  instruments.  Such  instruments  generally involve  the deposit of  asset-backed  securities  in a trust  arrangement  and the  issuance  of  certificates  evidencing interests  in the trust.  The  certificates  are  generally  sold in private  placements  in  reliance  on Rule 144A of the
Securities Act of 1933 (without registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The  Portfolio  invests the  proceeds of  borrowings  under  reverse  repurchase agreements.  The Portfolio will enter into a reverse  repurchase  agreement only when the interest income to be earned from the  investment of the proceeds is greater than the interest  expense of the  transaction.  The  Portfolio  will not invest the  proceeds  of a reverse  repurchase  agreement  for a period  which  exceeds the  duration  of the  reverse  repurchase agreement.  The  Portfolio may not enter into reverse  repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total assets,  less liabilities other than the obligations  created by reverse  repurchase  agreements.
The Portfolio will establish and maintain with its custodian a separate  account with a segregated  portfolio of securities in an amount at least equal to its purchase  obligations under its reverse  repurchase  agreements.  If interest rates rise during the term of a reverse  repurchase  agreement,  such reverse  repurchase  agreement may have a negative impact on the
Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The  Portfolio  may  invest  in U.S.  dollar-denominated  foreign  securities.  Any  foreign commercial paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign  investments may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European Depositary
Receipts  ("EDRs").  Generally,  ADRs and EDRs are receipts  issued by a bank or trust company that  evidence  ownership of underlying  securities issued by a foreign corporation and that are designed for use in the domestic,  in the case of ADRs, or European,  in the case of EDRs,  securities  markets.  For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be subject to  termination  by the Portfolio in the normal  settlement time,  generally three business days after notice.  Borrowed  securities must be returned when the loan is terminated.  The
Portfolio may pay reasonable  finders' and custodial  fees in connection  with a loan. In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Money  Market  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed  by the
Trustees without shareholder approval.

1.       The Portfolio will not buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       The Portfolio will not acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar days, if as a result  thereof,  more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4.       The  Portfolio  will not  purchase  securities  on margin,  make short  sales of  securities,  or maintain a short position,  provided  that this  restriction  shall not be deemed to be  applicable  to the purchase or sale of  when-issued securities or of securities for delivery at a future date.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate  accounts of Participating  Insurance  Companies in certain states,  the Trust may make commitments  more  restrictive  than the restrictions  described in the section of this
Statement  entitled  "Investment  Restrictions."  Should the Trust  determine that any such  commitment is no longer in the best interests of the Trust and its  shareholders  it will revoke the  commitment and terminate  sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time,  promulgate  guidelines  with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The  investment  restrictions  set forth below are  "fundamental"  policies.  See the subsection of this Statement entitled  "Investment  Objectives  and Policies"  for further  discussion  of  "fundamental"  policies of the Trust and the requirements for changing such  "fundamental"  policies.  Investment  policies that are not  "fundamental"  may be found in the general  description of the investment  policies of each  Portfolio,  as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The investment  restrictions  below apply only to the Portfolio or Portfolios  described in the text preceding the restrictions.

Investment  Restrictions  Applicable  Only  to the AST  Alliance  Growth  and  Income  Portfolio,  the  AST  Goldman  Sachs
Concentrated Growth Portfolio,  the AST INVESCO Capital Income Portfolio,  the AST Federated High Yield Portfolio,  the AST
PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.       A Portfolio will not underwrite  securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

2.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST DeAM International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or  securities  other than (a)  through the  purchase of  securities  in  accordance  with the
Portfolio's investment objective,  (b) through repurchase agreements,  (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the  Portfolio's  total  assets  and (d) loans of money to other  investment  companies  to the extent permitted  by the  Investment  Company Act of 1940 or any  exemptions  therefrom  that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Underwrite  securities  issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest directly in physical commodities (other than foreign currencies),  real estate or interests in real estate;
provided,  that the Portfolio may invest in  securities  of issuers  which invest in physical  commodities,  real estate or interests in real estate;  and, provided further,  that this restriction shall not prevent the Portfolio from purchasing or selling options,  futures,  swaps and forward  contracts,  or from investing in securities or other  instruments  backed by physical commodities, real estate or interests in real estate;

5.       Make any  investment  which would  concentrate  25% or more of the  Portfolio's  total assets in the securities of issuers having their principal  business  activities in the same industry,  provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6.       Borrow money except from persons to the extent permitted by applicable law,  including the Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the
SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, and then in amounts up to 33 1/3%
of the Portfolio's total assets;

7.       As to 75% of the value of its total  assets,  invest more than 5% of its total  assets,  at market  value,  in the securities  of any  one  issuer  (except  securities  issued  or  guaranteed  by  the  U.S.  Government,  its  agencies  or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more than 10% of any  class of  securities  of any  single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above  restriction  regarding  investments  in a single  industry,  the  Portfolio  uses  industry classifications based, where applicable,  on Baseline,  Bridge Information Systems,  Reuters, the S&P Stock Guide published
                                             --------   --------------------------   -------      ---------------
by Standard & Poor's,  information  obtained from  Bloomberg L.P. and Moody's  International,  and/or the prospectus of the issuing  company.  Selection of an  appropriate  industry  classification  resource will be made by the  Sub-advisor in the exercise of its reasonable discretion.  (This note is not a fundamental policy.)
                                                      ---

Investment Restrictions Applicable Only to the AST William Blair International Growth Portfolio:

1.       The Portfolio  may borrow money for temporary or emergency  purposes  (not for  leveraging  or  investment)  in an amount not exceeding 33 1/3% of the value of its total assets  (including  the amount  borrowed)  less  liabilities  (other than  borrowings).  If  borrowings  exceed 33 1/3% of the value of the  Portfolio's  total assets by reason of a decline in net assets,  the Portfolio  will reduce its borrowings  within three  business days to the extent  necessary to comply with the 33 1/3%  limitation.  This policy shall not prohibit  reverse  repurchase  agreements,  deposits of assets to margin or guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.  Subject to the above  limitations,  the Portfolio may borrow from persons to the extent permitted by applicable law,  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any  exemption  from the  Investment
Company  Act of 1940  that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters  or  similar  relief  or interpretive guidance.

2.       The Portfolio will not, as to 75% of the value of its total assets,  own more than 10% of the  outstanding  voting securities of any one issuer,  or purchase the securities of any one issuer (except cash items and "government  securities"
as  defined  under the 1940 Act as  amended),  if  immediately  after and as a result  of such  purchase,  the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3.       The  Portfolio  will not invest more than 25% of the value of its assets in any  particular  industry  (other than
U.S. government securities).

4.       The Portfolio will not invest directly in real estate or interests in real estate;  however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The Portfolio will not purchase or sell physical  commodities  other than foreign  currencies unless acquired as a result of  ownership  of  securities  (but this  limitation  shall not prevent the  Portfolio  from  purchasing  or selling options,  futures,  swaps and forward  contracts or from  investing in securities or other  instruments  backed by physical commodities).

6.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

7.       The  Portfolio  will not act as an  underwriter  of  securities  issued by others,  except to the extent  that the
Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance;

2.       With respect to 75% of the value of its total  assets,  purchase  the security of any one issuer if such  purchase would cause more than 5% of the Portfolio's  assets at market to be invested in the securities of such issuer,  except U.S.
government  securities,  or if the  purchase  would cause more than 10% of the  outstanding  voting  securities  of any one issuer to be held in the Portfolio;

3.       Invest  more  than 25% of the  assets of the  Portfolio,  exclusive  of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6.       Purchase  or sell real  estate.  (In the  opinion of the  Sub-advisor,  this  restriction  will not  preclude  the
Portfolio from investing in securities of corporations that deal in real estate);

7.       The  Portfolio  may not purchase or sell  physical  commodities  unless  acquired as a result of the  ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from (i) engaging in permissable options and futures  transactions  and forward foreign  currency  contracts in accordance  with the Portfolio's  investment policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for temporary,  emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection  with  investment in interest rate futures  contracts and related  options by the  Portfolio.  Subject to the above  limitations,  the  Portfolio  may borrow from  persons to the extent  permitted by  applicable  law,  including  the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

         In determining industry groups for purposes of the above restriction  regarding  investments in a single industry, the SEC ordinarily  uses the Standard  Industry  Classification  codes  developed by the United States Office of Management and Budget.  The Sub-advisor  monitors  industry  concentration  using a more restrictive list of industry groups than that recommended by the SEC. The Sub-advisor  believes that these  classifications  are reasonable and are not so broad that the primary  economic  characteristics  of the  companies in a single  class are  materially  different.  The use of these more restrictive  industry  classifications  may,  however,  cause the Portfolio to forego  investment  possibilities  which may otherwise be available to it under the 1940 Act.  (This note is not a fundamental policy.)
                                                                ---

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The following  fundamental  policies should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii)  engage in  reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective and program,  provided that the combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law. The  Portfolio  may borrow from persons to the extent  permitted by  applicable  law  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend  portfolio  securities and  participate  in an interfund  lending program to the extent  permitted by applicable law,  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total assets;  (ii) purchase  money market  securities and enter into repurchase agreements;  (iii) acquire  publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment  companies to the extent permitted by the Investment  Company Act of
1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this shall not  prevent the  Portfolio  from  investing  in  securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to  the extent that the Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in  connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.
          ---

         With respect to investment  restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting such transactions.

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts or hybrid investments to be commodities.

         For  purposes  of  investment  restriction  (3),  U.S.,  state  or  local  governments,  or  related  agencies  or instrumentalities, are not considered an industry.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The following  fundamental  policies should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii)  engage in  reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective and program,  provided that the combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law. The  Portfolio  may borrow from persons to the extent  permitted by applicable  law,  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities  provided that no such loan may be made if, as a result,  the  aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) make loans of  money to other  investment  companies  to the  extent  permitted  by the  Investment  Company  Act of 1940 or any exemption  therefrom  that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters  or  similar  relief  or interpretive  guidance;  (iii) purchase  money market  securities and enter into  repurchase  agreements;  and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this shall not  prevent the  Portfolio  from  investing  in  securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in  connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.
          ---

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts or hybrid investments to be commodities.

         For  purposes  of  investment  restriction  (3),  U.S.,  state  or  local  governments,  or  related  agencies  or instrumentalities,  are not  considered  an industry.  Industries  are  determined by reference to the  classifications  of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST Goldman Sachs Concentrated Growth Portfolio:

1.       As to 50% of the value of its total assets,  the Portfolio  will not purchase a security of any issuer (other than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of its total assets,  at market value,  would be invested in the  securities of any one issuer or (b) the Portfolio  would hold more than 10% of the  outstanding  voting  securities of that issuer.

2.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total  assets,  at market value, would be invested in the  securities of issuers  principally  engaged in the same  industry  (except  securities  issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests  or interests  therein,  or issued by  companies  or  investment  trusts which invest in real estate or interests therein).

4.       The Portfolio will not purchase or sell physical  commodities  other than foreign  currencies unless acquired as a result of ownership of securities  (but this shall not prevent the Portfolio from purchasing or selling  options,  futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

5.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance;

6.       The  Portfolio  may not borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes  and (ii)  engage in  reverse  repurchase  agreements  and make  other  investments  or engage in other transactions,  which may  involve a  borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective  and program,  provided  that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount  borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any  borrowings  which come to exceed this amount will be reduced in  accordance  with  applicable  law. The Portfolio may borrow from persons to the extent  permitted by applicable law including the Investment  Company Act of 1940, or to the extent  permitted  by any  exemption  from the  Investment  Company  Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       As to 75% of the value of its total assets,  the Portfolio  will not purchase a security of any issuer (other than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or securities of other  investment  companies)  if as a result,  (a) more than 5% of the  Portfolio's  total assets would be invested in the securities  of that issuer,  or (b) the Portfolio  would hold more than 10% of the  outstanding  voting  securities of that issuer.

2.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

3.       The Portfolio will not  concentrate  its  investments in any one industry (the  Portfolio's  investment  policy of keeping its assets in those  securities  which are  selling at the most  reasonable  prices in  relation to value  normally results in  diversification  among many  industries -- consistent  with this,  the Portfolio does not intend to invest more than 25% of its assets in any one industry  classification used by the Sub-advisor for investment  purposes,  although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4.       The Portfolio  will not borrow money except from persons to the extent  permitted by applicable  law including the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, and then in amounts not in excess of 33 1/3% of its total assets.  The Portfolio  may borrow at  prevailing  interest  rates and invest the Portfolios in additional  securities.  The Portfolio's  borrowings are limited so that immediately after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the  Portfolio,  for any reason,  have  borrowings  that do not meet the above test then,  within three business days, the Portfolio must reduce such  borrowings so as to meet the necessary  test.
Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

5.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests  or interests  therein,  or issued by  companies  or  investment  trusts which invest in real estate or interests therein).

6.       The  Portfolio  will not invest  directly in oil,  gas, or other  mineral  exploration  or  development  programs;
however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

Investment Restrictions Applicable Only to the AST INVESCO Capital Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except from persons to the extent  permitted by applicable law including the  Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the
SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2.       Buy or sell real estate,  commodities,  commodity  contracts  (however,  the Portfolio may purchase  securities of companies investing in real estate);

3.       Purchase  securities  if the purchase  would cause the  Portfolio,  at the time,  with respect to 75% of its total assets,  to have more than 5% of its total assets  invested in the securities of any one company or to own more than 10% of the voting  securities of any one company  (except  obligations  issued or guaranteed by the U.S.  Government or any of its agencies or instrumentalities, or securities of other investment companies);

4.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance; or

5.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance;

2.       With respect to 75% of the value of its total  assets,  purchase  the security of any one issuer if such  purchase would cause more than 5% of the  Portfolio's  assets at market to be  invested in the  securities  of such  issuer,  except
United States government  securities,  or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest  more  than 25% of the  assets of the  Portfolio,  exclusive  of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6.       Purchase  or sell real  estate.  (In the  opinion of the  Sub-advisor,  this  restriction  will not  preclude  the
Portfolio from investing in securities of corporations that deal in real estate.);

7.       The  Portfolio  may not purchase or sell  physical  commodities  unless  acquired as a result of the  ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from (i) engaging in permissable options and futures  transactions  and forward foreign  currency  contracts in accordance  with the Portfolio's  investment policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for temporary,  emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection  with  investment in interest rate futures  contracts and related  options by the  Portfolio.  Subject to the above  limitations,  the  Portfolio  may borrow from  persons to the extent  permitted  by  applicable  law  including  the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The following  fundamental  policies  should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may or may be deemed to involve a borrowing,  in a manner consistent with the Portfolio's investment objective and policies,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's  total assets  (including the amount  borrowed)  less  liabilities  (other than  borrowings)  or such other  percentage  permitted by law. Any borrowings which come to exceed  this  amount  will be reduced in  accordance  with  applicable  law.  The  Portfolio  may borrow from persons to the extent  permitted  by  applicable  law,  including  the  Investment  Company  Act of 1940,  or to the extent permitted by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase  agreements;
(ii) acquire publicly-  distributed or privately placed debt securities and purchase debt; (iii) lend portfolio  securities provided  that no such loan may be made if, as a result,  the  aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's  total assets;  and (iv) make loans of money to other  investment  companies to the extent permitted by the
Investment  Company Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action letters or similar relief or interpretive guidance;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this  shall not  prevent  the  Portfolio  from  investing  in  securities  or other  instruments  backed by real  estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above described fundamental  policies.  The notes are not fundamental policies.
    ---

         With  respect to  investment  restrictions  (1) and (4), the  Portfolio  will not borrow or lend to any other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting such transactions.

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts on hybrid investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money,  except for  temporary,  extraordinary  or emergency  purposes or except in connection  with reverse repurchase  agreements  provided that the Portfolio  maintains  asset coverage of 300% for all  borrowings.  Subject to the above  limitations,  the  Portfolio  may borrow from  persons to the extent  permitted  by  applicable  law  including  the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Purchase or sell real estate  (except that the Portfolio may invest in (i)  securities of companies  which deal in real  estate or  mortgages,  and (ii)  securities  secured by real  estate or  interests  therein,  and that the  Portfolio reserves  freedom  of  action  to hold and to sell  real  estate  acquired  as a result  of the  Portfolio's  ownership  of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3.       Act as  underwriter of securities  issued by others,  except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.       Make  loans to other  persons,  except  (a) loans of  portfolio  securities,  (b) to the  extent  the  entry  into repurchase  agreements  and the purchase of debt  securities in accordance  with its  investment  objectives and investment policies may be deemed to be loans,  and (c) loans of money to other  investment  companies to the extent  permitted by the
Investment  Company Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action letters or similar relief or interpretive guidance;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which would cause more than 25% of the market  value of its total assets at the time of such purchase to be invested in the securities of one or more issuers  having their  principal  business  activities in the same industry,  provided that there is no limitation  with respect to  investments  in obligations  issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities  (for the purposes of this restriction,  telephone  companies are considered to be in a separate  industry from gas and electric public  utilities,  and wholly-owned  finance  companies are considered to be in the industry of their parents if their  activities  are primarily  related to financing the  activities of their parents).

Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not
                                                                                                                        ---
fundamental policies.

For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment  restriction (6), U.S., state or local  governments,  or related agencies or  instrumentalities, are not  considered an industry.  It is the position of the Staff of the SEC that foreign  governments  are  industries for purposes of this  restriction.  For as long as this staff  position is in effect,  the Portfolio  will not invest more than
25% of its  total  assets  in the  securities  of any  single  governmental  issuer.  For  purposes  of  this  restriction, governmental entities are considered separate issuers.

Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

1.       The Portfolio will not borrow money except for temporary,  extraordinary or emergency  purposes and then only from persons  to the extent  permitted  by  applicable  law  including  the  Investment  Company  Act of 1940,  or to the extent permitted by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action  letters or similar relief or  interpretive  guidance,  and only in amounts not in excess of 33 1/3% of the value of its net assets,  taken at the lower of cost or market.  In addition,  to meet redemption  requests  without  immediately selling  portfolio  securities,  the Portfolio may borrow up to one-third of the value of its total assets  (including  the amount  borrowed)  less its  liabilities  (not  including  borrowings,  but  including the current fair market value of any securities  carried in open short  positions).  This  practice  is not for  investment  leverage  but solely to  facilitate management  of the  portfolio by enabling the  Portfolio to meet  redemption  requests  when the  liquidation  of portfolio securities is deemed to be  inconvenient or  disadvantageous.  If, due to market  fluctuations or other reasons,  the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

2.       The Portfolio  will not invest more than 5% of its total assets in the  securities of any one issuer  (except cash and cash instruments,  securities  issued or guaranteed by the U.S.  government,  its agencies,  or  instrumentalities,  or instruments secured by these money market instruments, such as repurchase agreements).

3.       The Portfolio will not purchase or sell real estate,  although it may invest in marketable  securities  secured by real estate or interests in real estate, and it may invest in the marketable  securities of companies  investing or dealing in real estate.

4.       The  Portfolio  will not  purchase or sell  commodities  or  commodity  contracts  or oil,  gas, or other  mineral exploration or development  programs.  However,  it may invest in the  marketable  securities of companies  investing in or sponsoring such programs.

5.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

6.       The  Portfolio  will not  invest  more than 25% of the value of its total  assets in one  industry.  However,  for temporary  defensive  purposes,  the  Portfolio  may at times  invest  more than that  percentage  in: cash and cash items;
securities issued or guaranteed by the U.S.  government,  its agencies,  or  instrumentalities;  or instruments  secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The Portfolio will not invest in a security if, as a result of such investment,  more than 25% of its total assets
(taken at market value at the time of  investment)  would be invested in  securities  of issuers of a particular  industry, except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.       The  Portfolio  will not,  with respect to 75% of its total  assets,  invest in a security if, as a result of such investment,  more than 5% of its total assets  (taken at market value at the time of  investment)  would be invested in the securities of any one issuer,  except that this restriction  does not apply to securities  issued or guaranteed by the U.S.
government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3.       The  Portfolio  will  not,  with  respect  to 75% of its  assets,  invest  in a  security  if, as a result of such investment,  it would hold more than 10% (taken at the time of investment) of the outstanding  voting securities of any one issuer;

4.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       The Portfolio will not purchase or sell commodities  contracts or oil, gas or mineral  programs.  This restriction shall not  prohibit  the  Portfolio,  subject to  restrictions  stated in the  Trust's  Prospectus  and  elsewhere  in this
Statement,  from purchasing,  selling or entering into futures contracts,  options on futures  contracts,  foreign currency forward contracts,  foreign currency options, or any interest rate, securities related or foreign  currency-related hedging instrument,  including  swap  agreements  and other  derivative  instruments,  subject to  compliance  with any  applicable provisions of the federal securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets,  except that the Portfolio may (i) borrow from persons to the extent  permitted by applicable law including the Investment  Company
Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC,  or any SEC  releases,  no-action  letters or  similar  relief or  interpretive  guidance,  or enter into  reverse repurchase  agreements,  or employ similar investment techniques,  and pledge its assets in connection therewith,  but only if  immediately  after each  borrowing  there is an asset  coverage  of 300% and (ii) enter into  transactions  in options, futures and options on futures and other derivative  instruments as described in the Trust's  Prospectus and this Statement
(the  deposit of assets in escrow in  connection  with the  writing of covered  put and call  options  and the  purchase of securities  on a  when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other  derivative  instruments, will not be deemed to be pledges of the Portfolio's assets);

7.       The Portfolio will not lend funds or other assets,  except that the Portfolio may,  consistent with its investment objective and policies:  (a) invest in debt  obligations,  including bonds,  debentures or other debt securities,  bankers'
acceptances and commercial  paper,  even though the purchase of such  obligations may be deemed to be the making of a loan,
(b) enter into repurchase  agreements,  (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets,  provided such loans are and in accordance  with  applicable  guidelines  established by the SEC; and (d)
make loans of money to other  investment  companies to the extent  permitted by the  Investment  Company Act of 1940 or any exemption  therefrom  that  may be  granted  by the SEC or any  SEC  releases,  no-action  letters  or  similar  relief  or interpretive guidance.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a security if, as a result of such investment,  more than 25% of its total assets (taken at market value at the time of such  investment)  would be invested in the  securities of issuers in any particular  industry,  except that this  restriction  does  not  apply  to  securities  issued  or  guaranteed  by the  U.S.  Government  or its  agencies  or instrumentalities (or repurchase agreements with respect thereto);

2.       With respect to 75% of its assets,  invest in a security if, as a result of such  investment,  more than 5% of its total assets  (taken at market value at the time of such  investment)  would be invested in  securities  of any one issuer, except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  Government or its agencies or instrumentalities;

3.       With  respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.       Purchase or sell real estate (although it may purchase  securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell commodities or commodities  contracts or oil, gas or mineral  programs.  This  restriction  shall not prohibit the Portfolio,  subject to  restrictions  described in the Prospectus  and elsewhere in this  Statement,  from purchasing,  selling or entering into futures  contracts,  options,  or any interest  rate,  securities-related  or foreign currency-related  hedging  instrument,  including swap agreements and other derivative  instruments,  subject to compliance with any applicable provisions of the federal securities or commodities laws;

6.       Borrow money, issue senior securities,  or pledge,  mortgage or hypothecate its assets,  except that the Portfolio may (i) borrow from persons to the extent  permitted by applicable  law including  the  Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any
SEC releases,  no-action letters or similar relief or interpretive  guidance, or enter into reverse repurchase  agreements, or employ similar  investment  techniques,  and pledge its assets in connection  therewith,  but only if immediately  after each  borrowing  there is asset  coverage  of 300% and (ii) enter into  transactions  in  options,  futures  and options on futures and other  derivative  instruments  as described in the  Prospectus and in this Statement (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of  securities on a when-issued  or delayed  delivery  basis,  collateral  arrangements  with  respect to initial or  variation  margin  deposits  for  futures contracts and commitments  entered into under swap  agreements or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other  assets,  except  that a Portfolio  may,  consistent  with its  investment  objective  and policies:  (a) invest in debt obligations,  including bonds,  debentures or other debt securities,  banker'  acceptance and commercial  paper,  even though the purchase of such  obligations  may be deemed to be the making of loans,  (b) enter into repurchase  agreements,  (c) lend its portfolio  securities in an amount not to exceed  one-third of the value of its total assets,  provided such loans are made in accordance with applicable  guidelines  established by the SEC; and (d) make loans of money to other  investment  companies to the extent  permitted by the  Investment  Company Act of 1940 or any  exemption therefrom  that may be  granted  by the SEC or any SEC  releases,  no-action  letters  or  similar  relief or  interpretive guidance.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The  Portfolio  will not  purchase  a  security  if as a  result,  the  Portfolio  would  own more than 10% of the outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the Portfolio  will not invest more than 5% of its total assets,  at market value,  in the  securities of any one issuer (except  securities  issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total  assets,  at market value, would be invested in the  securities of issuers  principally  engaged in the same  industry  (except  securities  issued or guaranteed by the U.S. Government,  its agencies or instrumentalities,  negotiable  certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

4.       The  Portfolio  will not enter into reverse  repurchase  agreements  exceeding in the  aggregate  one-third of the market value of the  Portfolio's  total assets,  less  liabilities  other than  obligations  created by reverse  repurchase agreements.

5.       The Portfolio will not borrow money,  except from persons to the extent  permitted by applicable law including the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters or similar  relief or  interpretive  guidance,  for temporary,  extraordinary  or  emergency  purposes  and then  only in  amounts  not to  exceed  33 1/3% of the value of the
Portfolio's  total  assets,  taken at cost,  at the time of such  borrowing.  The  Portfolio  may not  mortgage,  pledge or hypothecate  any assets except in connection  with any such  borrowing.  The Portfolio will not purchase  securities  while borrowings  exceed 5% of the  Portfolio's  total assets.  This  borrowing  provision is included to facilitate  the orderly sale of securities,  for example, in the event of abnormally heavy redemption requests,  and is not for investment purposes and shall not apply to reverse repurchase agreements.

6.       The  Portfolio  will not make loans,  except  through  purchasing  or holding debt  obligations,  or entering into repurchase  agreements,  or loans of Portfolio  securities in accordance  with the  Portfolio's  investment  objectives and policies,  or making loans of money to other investment  companies to the extent permitted by the Investment Company Act of
1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance.

7.       The Portfolio will not purchase or sell puts, calls, straddles,  spreads, or any combination thereof; real estate;
commodities;  or commodity  contracts or interests in oil, gas or mineral  exploration  or development  programs.  However, the Portfolio may purchase bonds or commercial  paper issued by companies which invest in real estate or interests  therein including real estate investment trusts.

Investment  Restrictions  Applicable  Only to the AST Strong  International  Equity  Portfolio,  the AST MFS Global  Equity
Portfolio,  the AST PBHG Small-Cap Growth Portfolio,  the AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive
Growth  Portfolio,  the AST Goldman Sachs  Small-Cap  Value  Portfolio,  the AST DeAM Small-Cap  Value  Portfolio,  the AST
Goldman Sachs Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman
Mid-Cap  Value  Portfolio,  the AST Alger All-Cap  Growth  Portfolio,  the AST Gabelli  All-Cap  Value  Portfolio,  the AST
Alliance Growth Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth Portfolio, the AST DeAM Large-Cap
Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST
Sanford Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford Bernstein Managed Index
500 Portfolio,  the AST American Century Income & Growth Portfolio,  the AST MFS Growth with Income Portfolio, the AST DeAM
Global Allocation Portfolio, the AST Lord Abbett Bond-Debenture Portfolio and the AST DeAM Bond Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No  Portfolio  may  borrow  money,  except  that a  Portfolio  may (i) borrow  money for  non-leveraging, temporary or emergency purposes,  and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies;  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  assets
(including the amount  borrowed) less liabilities  (other than  borrowings) or such other percentage  permitted by law. Any borrowings  which come to exceed  this amount  will be reduced in  accordance  with  applicable  law.  Subject to the above limitations,  a Portfolio may borrow from persons to the extent  permitted by  applicable  law,  including  the  Investment
Company Act of 1940,  or to the extent  permitted  by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

         3.       No Portfolio may underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter  (within the meaning of the Securities Act of 1933) in connection  with the purchase and sale of portfolio securities.

         4.       No Portfolio may purchase or sell real estate unless  acquired as a result of the ownership of securities or other  instruments;  provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5.       No Portfolio may purchase or sell physical  commodities  unless  acquired as a result of the ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from (i) engaging in permissible options and futures  transactions  and forward foreign  currency  contracts in accordance  with the Portfolio's  investment policies, or (ii) investing in securities of any kind.

         6.       No Portfolio  may make loans,  except that a Portfolio  may (i) lend  portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the  Portfolio  taken at market value, (ii) purchase money market securities and enter into repurchase  agreements,  (iii) acquire publicly  distributed or privately  placed debt securities,  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

         7.       No  Portfolio  other than the AST Cohen & Steers  Realty  Portfolio  may  purchase  any security if, as a result,  more than 25% of the value of the  Portfolio's  assets would be invested in the securities of issuers having their principal  business  activities in the same  industry;  provided that this  restriction  does not apply to  investments  in obligations  issued or  guaranteed  by the U.S.  Government  or any of its  agencies or  instrumentalities  (or  repurchase agreements  with respect  thereto).  The AST Cohen & Steers Realty  Portfolio  will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

         8.       No Portfolio other than the AST Cohen & Steers Realty  Portfolio may, with respect to 75% of the value of its total  assets,  purchase  the  securities  of any  issuer  (other  than  securities  issued or  guaranteed  by the U.S.
Government or any of its agencies or  instrumentalities)  if, as a result, (i) more than 5% of the value of the Portfolio's total  assets  would be  invested  in the  securities  of such  issuer,  or (ii)  more than 10% of the  outstanding  voting securities of such issuer would be held by the  Portfolio.  The AST Cohen & Steers  Realty  Portfolio may not, with respect to 50% of a Portfolio's  total assets,  invest in the securities of any one issuer (other than the U.S.  Government and its agencies and  instrumentalities),  if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a  restriction  on a  Portfolio's  investments  is adhered to at the time an  investment  is made, a subsequent change in the percentage of Portfolio  assets  invested in certain  securities or other  instruments,  or change in average duration of the Portfolio's  investment  portfolio,  resulting from changes in the value of the  Portfolio's  total assets, will not be considered a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to investment  restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and  receives an  exemptive  order from the SEC, if so required,  or the SEC issues  rules  permitting  such transactions.  There is no  assurance  the SEC would grant any order  requested  by a  Portfolio  or  promulgate  any rules allowing the transactions.

         With  respect to  investment  restriction  (6),  the  restriction  on making  loans is not  considered  to limit a
Portfolio's investments in loan participations and assignments.

         With respect to investment  restriction (7), the AST Strong International Equity Portfolio and the AST DeAM Global
Allocation  Portfolio will not consider a bank-issued  guaranty or financial  guaranty insurance as a separate security for purposes of determining  the  percentage of the  Portfolios'  assets  invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments,  techniques and methods which may be used by one or more of the Portfolios and the risks  attendant  thereto are  described  below.  Other risk  factors and  investment  methods may be  described in the
"Investment  Objectives and Policies" and "Certain Risk Factors and Investment  Methods" section in the Trust's  Prospectus and in the "Investment  Objectives and Policies"  section of this  Statement.  The risks and investment  methods  described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short,  intermediate,  and long-term  securities are dependent on a variety of factors,  including,  the general conditions of the money and bond markets,  the size of a particular offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities with longer  maturities tend to produce higher yields and are generally  subject to potentially  greater capital  appreciation and depreciation  than obligations with shorter  maturities and lower yields.
The market prices of debt  securities  usually vary,  depending upon available  yields.  An increase in interest rates will generally reduce the value of portfolio  investments,  and a decline in interest rates will generally increase the value of portfolio  investments.  The ability of the  Portfolio  to achieve  its  investment  objectives  is also  dependent  on the continuing  ability of the issuers of the debt securities in which the Portfolio  invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and  comparable  unrated  securities,  while  generally  offering  higher  yields than  investment-grade securities with similar  maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay  interest and repay  principal.  The special risk  considerations  in connection with such  investments are discussed  below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest  Rates and  Economic  Changes.  The  low-rated  and  comparable  unrated  securities  market is relatively  new, and its growth  paralleled a long  economic  expansion.  As a result,  it is not clear how this market may withstand a prolonged  recession or economic  downturn.  Such a prolonged  economic  downturn  could  severely  disrupt the market for and adversely affect the value of such securities.

         All interest-bearing  securities  typically  experience  appreciation when interest rates decline and depreciation when interest rates rise.  The market values of low-rated and  comparable  unrated  securities  tend to reflect  individual corporate  developments to a greater extent than do higher-rated  securities,  which react primarily to fluctuations in the general level of interest  rates.  Low-rated and comparable  unrated  securities also tend to be more sensitive to economic conditions  than are  higher-rated  securities.  As a result,  they generally  involve more credit risks than securities in the  higher-rated  categories.  During  an  economic  downturn  or a  sustained  period of rising  interest  rates,  highly leveraged  issuers of  low-rated  and  comparable  unrated  securities  may  experience  financial  stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the  issuer's  inability  to meet  specific  projected  business forecasts,  or the  unavailability of additional  financing.  The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is significantly  greater than issuers of higher-rated  securities  because such securities are  generally  unsecured  and are often  subordinated  to other  creditors.  Further,  if the  issuer of a  low-rated  and comparable unrated security defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic uncertainty  and changes  would also  generally  result in  increased  volatility  in the market  prices of  low-rated  and comparable unrated securities and thus in a Portfolio's net asset value.

         As  previously  stated,  the  value  of such a  security  will  decrease  in a rising  interest  rate  market  and accordingly,  so will a Portfolio's  net asset value.  If a Portfolio  experiences  unexpected  net  redemptions  in such a market,  it may be forced to liquidate a portion of its portfolio  securities  without regard to their  investment  merits.
Due to the limited  liquidity of  high-yield  securities  (discussed  below) a Portfolio  may be forced to liquidate  these securities at a substantial  discount.  Any such  liquidation  would reduce a  Portfolio's  asset base over which  expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated  and  comparable  unrated  securities  typically  contain  redemption,  call, or prepayment  provisions  which permit the issuer of such  securities  containing  such  provisions to, at their  discretion, redeem the  securities.  During periods of falling  interest rates,  issuers of high-yield  securities are likely to redeem or prepay the  securities and refinance  them with debt  securities  with a lower interest rate. To the extent an issuer is able to  refinance  the  securities,  or  otherwise  redeem them,  a Portfolio  may have to replace the  securities  with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers  of  lower-rated  securities  are often  highly  leveraged,  so that their  ability to service  their debt obligations  during an  economic  downturn or during  sustained  periods of rising  interest  rates may be  impaired.  Such issuers  may not have more  traditional  methods  of  financing  available  to them and may be unable to repay  outstanding obligations  at maturity by  refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater because such securities  frequently are unsecured and  subordinated to the prior payment of senior indebtedness.

         Credit  Ratings.  Credit ratings issued by  credit-rating  agencies  evaluate the safety of principal and interest payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated securities  and,  therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make timely  changes in a rating to reflect  changes in the economy or in the  condition  of the issuer that affect the  market  value of the  security.  Consequently,  credit  ratings  are used only as a  preliminary  indicator  of
investment  quality.   Investments  in  low-rated  and  comparable  unrated  securities  will  be  more  dependent  on  the
Sub-advisor's  credit  analysis  than  would  be the  case  with  investments  in  investment-grade  debt  securities.  The
Sub-advisor  may employ its own credit  research  and  analysis,  which  could  include a study of existing  debt,  capital structure,  ability to service debt and to pay dividends,  the issuer's sensitivity to economic  conditions,  its operating history,  and the current  trend of earnings.  The  Sub-advisor  continually  monitors the  investments  in a Portfolio and evaluates  whether to dispose of or to retain  low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation.  A Portfolio may have difficulty  disposing of certain  low-rated and comparable  unrated securities  because there may be a thin trading market for such  securities.  Because not all dealers  maintain  markets in all  low-rated and  comparable  unrated  securities,  there is no  established  retail  secondary  market for many of these securities.  A  Portfolio  anticipates  that  such  securities  could  be sold  only to a  limited  number  of  dealers  or institutional  investors.  To the extent a  secondary  trading  market  does exist,  it is  generally  not as liquid as the secondary  market for  higher-rated  securities.  The lack of a liquid  secondary  market may have an adverse impact on the market price of the security.  As a result,  a Portfolio's  asset value and a Portfolio's  ability to dispose of particular securities,  when  necessary to meet a Portfolio's  liquidity  needs or in response to a specific  economic  event,  may be impacted.  The lack of a liquid secondary  market for certain  securities may also make it more difficult for the Portfolio to obtain  accurate market  quotations for purposes of valuing a Portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.  During  periods of thin trading,  the spread between bid and asked prices is likely to increase  significantly.  In addition,  adverse  publicity and investor  perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call  Options.  A call option  gives the holder  (buyer) the "right to purchase" a security or currency at a specified price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the expiration date) (American  style).  So long as the obligation of the writer of a call option  continues, he may be assigned an exercise  notice by the  broker-dealer  through whom such option was sold,  requiring  him to deliver the  underlying  security  or  currency  against  payment  of the  exercise  price.  This  obligation  terminates  upon the expiration  of the call  option,  or such  earlier  time at which the  writer  effects a closing  purchase  transaction  by repurchasing an option identical to that previously sold.

          When writing a call option,  a Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise  price,  but conversely  retains the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be  assigned  an  exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however, such gain may be offset by a decline  in the  market  value of the  underlying  security  or  currency  during  the  option period.  If the call  option  is  exercised,  a  Portfolio  will  realize  a gain or loss  from the sale of the  underlying security or currency.

          Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer
(seller) has the  obligation  to buy, the  underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European  style).  So long as the obligation of the writer  continues, he may be  assigned an exercise  notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium  Received from Writing Call or Put Options.  A Portfolio will receive a premium from writing a put or call option,  which  increases  such  Portfolio's  return in the event the  option  expires  unexercised  or is closed  out at a profit.  The amount of the  premium  will  reflect,  among  other  things,  the  relationship  of the  market  price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the underlying  security.  By writing a call option,  a Portfolio limits its opportunity to profit from any increase in the market value of the  underlying  security  above the  exercise  price of the option.  By writing a put option,  a Portfolio assumes the risk that it may be required to purchase the  underlying  security  for an exercise  price higher than its then current  market  value,  resulting  in a potential  capital loss if the  purchase  price  exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing  Transactions.  Closing  transactions  may be effected in order to realize a profit on an outstanding call option,  to prevent  an  underlying  security  or  currency  from being  called,  or, to permit the sale of the  underlying security or currency.  A Portfolio may  terminate an option that it has written prior to its  expiration by entering into a closing  purchase  transaction  in which it purchases an option  having the same terms as the option  written.  A Portfolio will  realize a profit  or loss from such  transaction  if the cost of such  transaction  is less or more than the  premium received  from the writing of the option.  In the case of a put option,  any loss so incurred  may be partially or entirely offset by the premium  received from a  simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security,  any loss resulting  from the repurchase of a call option is likely to be offset in whole or in part by unrealized  appreciation of the underlying security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the  Portfolio  to write  another  call option on the underlying  security or currency  with either a different  exercise  price or  expiration  date or both.  If the  Portfolio desires to sell a particular  security or currency from its  portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or  concurrently  with, the sale of the security or currency.  There is, of course,  no assurance  that the  Portfolio  will be able to effect such closing  transactions  at a favorable  price.  If the  Portfolio  cannot  enter into such a  transaction,  it may be  required  to hold a  security  or currency  that it might  otherwise  have sold.  When the  Portfolio  writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to securities  or  currencies  that are  depreciating  in value.  This could result in higher  transaction  costs.  The Portfolio will pay  transaction  costs in connection with the writing of options to close out previously  written  options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call  options may be  purchased  by a  Portfolio  for the  purpose of  acquiring  the underlying  securities or currencies  for its  portfolio.  Utilized in this fashion,  the purchase of call options  enables the Portfolio to acquire the  securities  or currencies at the exercise  price of the call option plus the premium paid. At times the net cost of  acquiring  securities  or  currencies  in this  manner  may be less than the cost of  acquiring  the securities  or  currencies  directly.  This  technique  may also be useful to a Portfolio  in  purchasing  a large block of securities or currencies  that would be more  difficult to acquire by direct market  purchases.  So long as it holds such a call option  rather than the  underlying  security or currency  itself,  the  Portfolio  is  partially  protected  from any unexpected  decline in the market  price of the  underlying  security  or  currency  and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing  Put  Options.  A  Portfolio  may  purchase a put option on an  underlying  security  or  currency  (a
"protective  put") owned by the Portfolio as a defensive  technique in order to protect  against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the
Portfolio,  as the holder of the put option, is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the  underlying  security's  market price or currency's  exchange  value.  For example,  a put option may be purchased in order to protect  unrealized  appreciation  of a security or currency where a Sub-advisor  deems it  desirable  to continue to hold the  security or currency  because of tax  considerations.  The premium paid for the put option and any transaction  costs would reduce any capital gain otherwise  available for distribution  when the security or currency is eventually sold.

          By  purchasing  put  options on a security or currency it does not own,  the  Portfolio  seeks to benefit  from a decline in the market price of the  underlying  security or currency.  If the put option is not sold when it has  remaining value,  and if the market price of the underlying  security or currency remains equal to or greater than the exercise price during the life of the put option,  the  Portfolio  will lose its entire  investment  in the put  option.  In order for the purchase  of a put  option to be  profitable,  the  market  price of the  underlying  security  or  currency  must  decline sufficiently  below the  exercise  price to cover the premium  and  transaction  costs,  unless the put option is sold in a closing sale transaction.

          Dealer  Options.  Exchange-traded  options  generally  have a continuous  liquid market while dealer options have none.  Consequently,  the Portfolio  will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it.  Similarly,  when the Portfolio  writes a dealer  option,  it generally  will be able to  close  out the  option  prior  to its  expiration  only by  entering  into a  closing  purchase transaction  with the dealer to which the Portfolio  originally  wrote the option.  While the Portfolio  will seek to enter into dealer  options  only with  dealers who will agree to and which are  expected to be capable of entering  into  closing transactions  with the  Portfolio,  there can be no assurance  that the Portfolio will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.  Until the Portfolio,  as a covered  dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to  liquidate  securities  (or other  assets) used as cover until the option  expires or is  exercised.  In the event of  insolvency  of the contra  party,  the Portfolio may be unable to  liquidate a dealer  option.  With respect to options  written by the  Portfolio,  the  inability to enter into a closing  transaction  may result in material  losses to the  Portfolio.  For example,  since the Portfolio  must maintain a secured  position  with respect to any call option on a security it writes,  the Portfolio may not sell the assets which it has  segregated  to  secure  the  position  while it is  obligated  under the  option.  This  requirement  may  impair  the
Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the  position  that  purchased  dealer  options  and the assets used to secure the written  dealer options are illiquid  securities.  The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may  repurchase  the OTC option it has written for a maximum price to be calculated by a  predetermined  formula.  In such cases,  the OTC option would be  considered  illiquid only to the extent the maximum repurchase  price under the formula  exceeds the intrinsic  value of the option.  To this extent,  the Portfolio will treat dealer options as subject to the  Portfolio's  limitation on  unmarketable  securities.  If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options:  During the option period,  a
Portfolio,  as writer of a call option has, in return for the premium received on the option,  given up the opportunity for capital  appreciation  above the exercise  price  should the market  price of the  underlying  security  increase,  but has retained  the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its  obligation  as a writer of the option.  The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus  transaction  costs.  If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option  position  may be closed out only on an  exchange  which  provides a secondary  market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular  time and that the Portfolio can close out its  position by effecting a closing  transaction.  If the  Portfolio is unable to effect a closing  purchase transaction,  it cannot sell the  underlying  security  until the option  expires or the option is exercised.  Accordingly, the Portfolio  may not be able to sell the  underlying  security at a time when it might  otherwise be  advantageous  to do
so.  Possible  reasons  for the absence of a liquid  secondary  market  include the  following:  (i)  insufficient  trading interest in certain options;  (ii) restrictions on transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other  restrictions  imposed with respect to  particular  classes or series of options or  underlying  securities;  (iv)
inadequacy of the facilities of an exchange or the clearing  corporation to handle  trading  volume;  and (v) a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions on orders.  In addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant price and rate movements can take place in the  underlying  markets  that cannot be  reflected  in the options  markets.  The purchase of options is a highly specialized  activity  which  involves  investment  techniques  and risks  different  from those  associated  with ordinary portfolio securities transactions.

         Each exchange has established  limitations  governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting alone or in concert with others  (regardless of whether such options are written  on the  same or  different  exchanges  or are held or  written  on one or more  accounts  or  through  one or more brokers).  An exchange may order the  liquidation  of positions  found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific  securities except that, rather than the right to take or make  delivery of the specific  security at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing level of that stock index is greater than, in the case of a call,  or less than,  in the case of a put,  the  exercise  price of the option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the  exercise  price of the  option  expressed  in  dollars multiplied by a specified  multiple.  The writer of the option is obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific  securities,  all  settlements of options on stock indices are in cash and gain or loss  depends  on general  movements  in the stocks  included  in the index  rather  than  price  movements  in particular  stocks.  A stock index  futures  contract is an  agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific stock index at the close of the last  trading day of the  contract  and the price at which the  agreement  is made.  No  physical  delivery of securities is made.

         Risk Factors in Options on Indices.  Because the value of an index option  depends upon the movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Portfolio will realize a gain or a loss on the  purchase  or sale of an  option  on an index  depends  upon the  movements  in the level of prices in the market  generally or in an industry or market segment  rather than upon movements in the price of the individual  security.
Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction  of the market  generally or in the  direction  of a particular  industry.  This  requires  different  skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be  distorted if trading of  securities  included in the index is  interrupted.  Trading in index options  also may be  interrupted  in certain  circumstances,  such as if trading  were halted in a  substantial  number of securities  in the index.  If this  occurred,  a Portfolio  would not be able to close out options  which it had written or purchased and, if  restrictions on exercise were imposed,  might be unable to exercise an option it purchased,  which would result in substantial losses.

         Price movements in Portfolio  securities will not correlate perfectly with movements in the level of the index and therefore,  a  Portfolio  bears the risk  that the price of the  securities  may not  increase  as much as the level of the index.  In this event,  the Portfolio  would bear a loss on the call which would not be  completely  offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Portfolio's  securities does not. If this  occurred,  a Portfolio  would  experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio  has other liquid  assets which are  sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio  has written a call on an index,  there is also the risk that the market may decline  between the time the  Portfolio  has the call  exercised  against it, at a price which is fixed as of the closing level of the index on the  date of  exercise,  and the time  the  Portfolio  is able to sell  securities.  As with  options  on  securities,  the
Sub-advisor  will not learn that a call has been exercised  until the day following the exercise date,  but,  unlike a call on securities  where the Portfolio would be able to deliver the underlying  security in settlement,  the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such  securities  might decline before they could be sold.

         If a  Portfolio  exercises a put option on an index  which it has  purchased  before  final  determination  of the closing  index value for the day, it runs the risk that the level of the  underlying  index may change before  closing.  If this change causes the exercised  option to fall  "out-of-the-money"  the Portfolio  will be required to pay the difference between the closing index value and the exercise  price of the option  (multiplied  by the  applicable  multiplier)  to the assigned  writer.  Although the Portfolio  may be able to minimize this risk by  withholding  exercise  instructions  until just before the daily  cutoff  time or by selling  rather  than  exercising  an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract  provides for the future sale by one party and purchase by another party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) for a specified price, date, time and place designated at the time the  contract  is made.  Brokerage  fees are  incurred  when a futures  contract  is bought or sold and  margin deposits must be  maintained.  Entering  into a contract to buy is commonly  referred to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly  referred to as selling a contract or holding a short position.

          Unlike when the  Portfolio  purchases  or sells a security,  no price would be paid or received by the  Portfolio upon the purchase or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Portfolio's open  positions  in futures  contracts,  the  Portfolio  would be required to deposit  with its  custodian  in a segregated account  in the  name of the  futures  broker  an  amount  of cash,  U.S.  government  securities,  suitable  money  market instruments,  or other  liquid  securities,  known as  "initial  margin."  The margin  required  for a  particular  futures contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the exchange  during the term of the contract.  Futures  contracts are  customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open  futures  contract  changes (by increase in the case of a sale or by decrease in the case of a purchase)  so that the loss on the futures  contract  reaches a point at which the margin on deposit  does not satisfy margin  requirements,  the broker will  require an increase in the margin.  However,  if the value of a position  increases because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to the Portfolio.

          These subsequent  payments,  called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short positions in the futures contract more or less valuable,  a process  known as  "marking  to the  market." A Portfolio  may or may not earn  interest  income on its margin deposits.  Although  certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale, respectively,  for the same  aggregate  amount of the identical  securities  and the same delivery  date. If the offsetting purchase price is less than the original sale price, the Portfolio  realizes a gain; if it is more, the Portfolio  realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase  price,  the Portfolio  realizes a gain; if it is less, the Portfolio  realizes a loss.  The  transaction  costs must also be included in these  calculations.
There can be no assurance,  however, that a Portfolio will be able to enter into an offsetting  transaction with respect to a  particular  futures  contract  at a  particular  time.  If the  Portfolio  is not  able  to  enter  into  an  offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial  Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling  multiplied by the level of the UK Financial  Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then settlement will be made in cash,  equivalent  over time to the  difference  between  the  contract  price and the actual  price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are  similar to options on  underlying  instruments  except  that  options on futures  give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures  contract,  at a specified  exercise  price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position  by the writer of the  option to the holder of the option  will be  accompanied  by the  delivery  of the accumulated  balance in the writer's  futures margin  account which  represents the amount by which the market price of the futures  contract,  at exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is required to deposit margin pursuant to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures position  by the writer of the option to the  holder of the option  will be  accompanied  by  delivery  of the  accumulated balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures contract  at the time of exercise  exceeds,  in the case of a call,  or is less than,  in the case of a put,  the  exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities,  in most cases the  contracts  are closed out before the  settlement  date without the making or taking of delivery.  Closing out is accomplished  by  effecting  an  offsetting  transaction.  A futures  contract  sale is closed out by  effecting  a futures contract  purchase for the same  aggregate  amount of securities  and the same delivery date. If the sale price exceeds the offsetting  purchase  price,  the  seller  immediately  would be paid the  difference  and  would  realize  a gain.  If the offsetting  purchase  price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions on financial futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial  instruments:
U.S.  Treasury bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through mortgage-backed  securities;  three-month U.S. Treasury bills;  90-day commercial paper; bank certificates of deposit;  and
Eurodollar  certificates of deposit.  It is expected that Futures  contracts  trading in additional  financial  instruments will be authorized.  The standard  contract size is generally  $100,000 for Futures  contracts in U.S. Treasury bonds, U.S.
Treasury notes,  and GNMA  pass-through  securities and $1,000,000 for the other  designated  Futures  contracts.  A public market exists in Futures contracts covering a number of indexes,  including,  but not limited to, the Standard & Poor's 500
Index,  the  Standard & Poor's 100 Index,  the  NASDAQ  100 Index,  the Value Line  Composite  Index and the New York Stock
Exchange Composite Index.

         Regulatory  Matters.  The Staff of SEC has taken the position that the purchase and sale of futures  contracts and the writing of related  options may give rise to "senior  securities"  for the  purposes of the  restrictions  contained in
Section 18 of the 1940 Act on investment  companies' issuing senior securities.  However,  the Staff has taken the position that no senior  security  will be created  if a  Portfolio  maintains  in a  segregated  account an amount of cash or other liquid  assets  at least  equal to the  amount  of the  Portfolio's  obligation  under  the  futures  contract  or  option.
Similarly,  no senior  security  will be created if a  Portfolio  "covers"  its futures  and  options  positions  by owning corresponding  positions or  securities  underlying  the  positions  that enable the Portfolio to close out its futures and options  positions  without paying  additional cash  consideration.  Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

         Certain Risks  Relating to Futures  Contracts  and Related  Options.  There are special risks  involved in futures transactions.

                   Volatility and Leverage.  The prices of futures  contracts are volatile and are influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation  permitted in futures contract prices during a single  trading  day.  The daily limit  establishes  the maximum  amount  that the price of a futures  contract  may vary either up or down from the  previous  day's  settlement  price at the end of a trading  session.  Once the daily  limit has been  reached in a  particular  type of futures  contract,  no trades may be made on that day at a price beyond that limit.
The daily limit  governs  only price  movement  during a  particular  trading day and  therefore  does not limit  potential
losses,  because  the  limit  may  prevent  the  liquidation  of  unfavorable  positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits  required,  futures trading involves an extremely high degree of leverage.  As a result,  a relatively  small price movement in a futures  contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures contract is deposited as margin,  a  subsequent  10%  decrease in the value of the futures  contract  would  result in a total loss of the margin deposit,  before any  deduction  for the  transaction  costs,  if the account  were then closed out. A 15%  decrease  would result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures  contract  may  result in losses in excess of the  amount  invested  in the  futures  contract.  However,  the
Portfolio would presumably have sustained  comparable  losses if, instead of the futures  contract,  it had invested in the underlying instrument and sold it after the decline.  Furthermore,  in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient  assets to satisfy its  obligations  under a futures  contract,  the Portfolio earmarks  to the  futures  contract  money  market  instruments  equal  in  value to the  current  value of the  underlying instrument less the margin deposit.

                   Liquidity.  The Portfolio  may elect to close some or all of its futures  positions at any time prior to their  expiration.  The  Portfolio  would do so to reduce  exposure  represented  by long  futures  positions  or  increase exposure  represented  by short futures  positions.  The Portfolio  may close its  positions by taking  opposite  positions which would operate to terminate the  Portfolio's  position in the futures  contracts.  Final  determinations  of variation margin  would  then be made,  additional  cash  would be  required  to be paid by or  released  to the  Portfolio,  and the
Portfolio would realize a loss or a gain.

          Futures  contracts  may be closed out only on the exchange or board of trade where the contracts  were  initially traded.  Although the Portfolio  intends to purchase or sell futures  contracts  only on exchanges or boards of trade where there  appears to be an active  market,  there is no assurance  that a liquid  market on an exchange or board of trade will exist for any  particular  contract at any  particular  time.  In such  event,  it might not be possible to close a futures contract,  and in the event of adverse  price  movements,  the Portfolio  would  continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying  instruments, the Portfolio would continue to hold the underlying  instruments  subject to the hedge until the futures contracts could be terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might  partially or completely  offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the underlying  instruments  will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge  involves  skill and judgment,  and even a well-conceived  hedge may be unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in  connection  with the use by the  Portfolio of futures  contracts as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the prices of the  futures  contracts  and movements  in the prices of the  underlying  instruments  which are the subject of the hedge.  Sub-advisor  will,  however, attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful  use of futures  contracts by the  Portfolio for hedging  purposes is also subject to a  Sub-advisor's ability to correctly  predict  movements in the direction of the market.  It is possible that,  when the Portfolio has sold futures to hedge its portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments held in the Portfolio's  portfolio might decline.  If this were to occur,  the  Portfolio  would lose money on the  futures and also would  experience  a decline in value in its underlying  instruments.  However,  while this might occur to a certain  degree,  Sub-advisor may believe that over time the value of the  Portfolio's  portfolio  will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying  instruments  sought to be hedged.  It is also possible that if the Portfolio  were to hedge against the  possibility  of a decline in the market  (adversely  affecting the  underlying instruments  held in its portfolio) and prices instead  increased,  the Portfolio  would lose part or all of the benefit of increased  value of those  underlying  instruments  that it has  hedged,  because  it would have  offsetting  losses in its futures  positions.  In addition,  in such  situations,  if the  Portfolio  had  insufficient  cash,  it might have to sell underlying  instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments  might be, but would not  necessarily be, at increased  prices (which would reflect the rising  market).  The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all, between price  movements in the futures  contracts and the portion of the portfolio  being hedged,  the price  movements of futures contracts  might not  correlate  perfectly  with price  movements  in the  underlying  instruments  due to  certain  market distortions.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors might close futures  contracts through  offsetting transactions which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin  requirements in the securities markets,  and as a result the futures market might attract more  speculators  than the securities  markets do.  Increased  participation  by speculators  in the  futures  market  might  also  cause  temporary  price  distortions.  Due to the  possibility  of price distortion in the futures market and also because of the imperfect  correlation  between price  movements in the underlying instruments  and  movements  in the prices of futures  contracts,  even a correct  forecast  of  general  market  trends by
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures  Contracts.  The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to  establish  and close out  positions  on such  options  will be subject to the maintenance of a liquid  secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the following:  (i) there may be insufficient  trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both; (iii) trading halts,  suspensions or other restrictions may be imposed  with  respect to  particular  classes or series of options,  or  underlying  instruments;  (iv)  unusual or unforeseen  circumstances may interrupt normal  operations on an exchange;  (v) the facilities of an exchange or a clearing corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges  could,  for economic  or other  reasons,  decide or be  compelled  at some  future  date to  discontinue  the  trading of options (or a particular  class or series of options),  in which event the  secondary  market on that exchange (or in the class or series of  options)  would  cease to exist,  although  outstanding  options  on the  exchange  that had been  issued by a clearing corporation  as a result of trades on that  exchange  would  continue to be  exercisable  in  accordance  with their terms.
There is no  assurance  that higher than  anticipated  trading  activity or other  unforeseen  events  might not, at times, render certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation  in foreign futures and foreign options  transactions  involves the execution and clearing of trades on or  subject  to the rules of a foreign  board of trade.  Neither  the  National  Futures  Association  nor any  domestic exchange  regulates  activities  of any  foreign  boards of trade,  including  the  execution,  delivery  and  clearing  of transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any  applicable  foreign law.  This is true even if the  exchange is  formally  linked to a domestic  market so that a position  taken on the market may be liquidated  by a transaction  on another  market.  Moreover,  such laws or  regulations  will vary  depending on the foreign  country in which the foreign  futures or foreign  options  transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options  contracts may not be afforded certain of the protective  measures provided by the
Commodity  Exchange  Act,  the CFTC's  regulations  and the rules of the  National  Futures  Association  and any  domestic exchange,  including the right to use reparations  proceedings before the Commission and arbitration  proceedings  provided by the National Futures  Association or any domestic  futures  exchange.  In particular,  funds received from customers for foreign futures or foreign options  transactions  may not be provided the same  protections as funds received in respect of transactions  on United  States  futures  exchanges.  In  addition,  the price of any  foreign  futures or foreign  options contract  and,  therefore,  the potential  profit and loss thereon may be affected by any variance in the foreign  exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward  Foreign  Currency  Exchange  Contracts.  A  forward  foreign  currency  exchange  contract  involves  an obligation  to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are principally traded in the interbank market conducted  directly  between  currency traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no  commissions  are charged at any stage for trades.

          Depending on the  applicable  investment  policies and  restrictions  applicable to a Portfolio,  a Portfolio may generally enter into forward foreign currency exchange  contracts under two  circumstances.  First, when a Portfolio enters into a contract for the purchase or sale of a security  denominated in or exposed to a foreign  currency,  it may desire to
"lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract  for the purchase or sale,  for a fixed  amount of  dollars,  of the amount of  foreign  currency  involved  in the  underlying  security  transactions,  the
Portfolio  may be able to protect  itself  against a possible loss  resulting  from an adverse  change in the  relationship between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second,  when a  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer or enjoy a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward contract to sell or buy the  amount of the  former  foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities denominated  in or exposed to such foreign  currency.  Alternatively,  where  appropriate,  the  Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of currencies or a proxy currency where such currencies or  currency  act as an  effective  proxy for other  currencies.  In such a case,  the  Portfolio  may enter into a forward contract  where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities  denominated  in or exposed to such  currency.  The use of this basket hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency held in the  Portfolio.  The precise  matching of the forward  contract amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term  currency  market  movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As  indicated  above,  it is  impossible  to forecast  with  absolute  precision  the market  value of  portfolio securities  at the  expiration  of the forward  contract.  Accordingly,  it may be  necessary  for a Portfolio  to purchase additional  foreign  currency  on the spot  market  (and bear the  expense of such  purchase)  if the  market  value of the security is less than the amount of foreign  currency  the  Portfolio  is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities,  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio  retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency Contracts.  A currency futures contract sale creates an obligation by a Portfolio,  as seller, to deliver  the amount of currency  called for in the  contract at a  specified  future time for a special  price.  A currency futures  contract  purchase creates an obligation by a Portfolio,  as purchaser,  to take delivery of an amount of currency at a specified  future time at a specified  price.  Unlike forward foreign currency  exchange  contracts,  currency futures contracts and options on currency  futures  contracts are  standardized  as to amount and delivery period and are traded on boards of trade and commodities  exchanges.  Although the terms of currency  futures  contracts  specify actual delivery or receipt,  in most  instances  the  contracts  are closed out before the  settlement  date  without  the making or taking of delivery of the currency.  Closing out of a currency futures  contract is effected by entering into an offsetting  purchase or sale  transaction.  Unlike a currency  futures  contract,  which  requires the parties to buy and sell currency on a set date, an option on a currency  futures  contract  entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder  decides not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate  payments.  The exchange  commitments can involve  payments to be made in the same  currency or in different  currencies.  The  purchase of an interest  rate cap entitles the purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt,  preferred equity or a depositary  instrument.  The risks of investing in hybrid instruments  reflect a combination of the risks from investing in securities,  futures and  currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts  in this  Statement  for a  discussion  of these  risks.  Further,  the prices of the hybrid instrument  and the  related  commodity  or  currency  may not  move in the same  direction  or at the  same  time.  Hybrid instruments  may bear  interest  or pay  preferred  dividends  at below  market  (or even  relatively  nominal)  rates.  In addition,  because the  purchase  and sale of hybrid  instruments  could take place in an  over-the-counter  market or in a private  transaction  between the Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra party to the transaction  would be a risk factor which the Portfolio would have to consider.  Hybrid  instruments  also may not be subject to regulation of the CFTC, which generally  regulates the trading of commodity futures by U.S. persons,  the
SEC,  which  regulates  the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities  pay no cash income and are sold at  substantial  discounts  from their value at maturity.
When held to maturity,  their entire  income,  which consists of accretion of discount,  comes from the difference  between the issue price and their value at  maturity.  Zero-coupon  securities  are subject to greater  market  value  fluctuations from changing  interest rates than debt obligations of comparable  maturities which make current  distributions of interest
(cash).  Zero-coupon  securities which are convertible into common stock offer the opportunity for capital  appreciation as increases  (or  decreases)  in market value of such  securities  closely  follows the  movements in the market value of the underlying  common  stock.  Zero-coupon  convertible  securities  generally  are  expected  to be less  volatile  than  the underlying  common  stocks,  as they  usually are issued with  maturities  of 15 years or less and are issued with  options and/or redemption  features  exercisable by the holder of the obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities include securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying  principal  ("coupons") which have been separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal  (the  "corpus") of the U.S.  Treasury  security.  A number of  securities  firms and banks have stripped the interest  coupons and receipts and then resold them in custodial  receipt  programs with a number of different names,  including  "Treasury  Income Growth  Receipts"  (TIGRSTM) and  Certificate of Accrual on Treasuries  (CATSTM).  The
underlying  U.S.  Treasury bonds and notes  themselves are held in book-entry  form at the Federal  Reserve Bank or, in the case of bearer securities (i.e.,  unregistered  securities which are owned ostensibly by the bearer or holder thereof),  in trust on behalf of the owners thereof.  Counsel to the  underwriters of these  certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such  certificates,  such as the  Portfolio,  most  likely  will be deemed the  beneficial  holder of the  underlying  U.S.
Government securities.

         The U.S. Treasury has facilitated  transfers of ownership of zero-coupon  securities by accounting  separately for the beneficial  ownership of particular  interest  coupon and corpus  payments on Treasury  securities  through the Federal
Reserve  book-entry record keeping system.  The Federal Reserve program as established by the Treasury  Department is known as "STRIPS" or "Separate  Trading of  Registered  Interest and  Principal of  Securities."  Under the STRIPS  program,  the
Portfolio  will be able to have its  beneficial  ownership of zero-coupon  securities  recorded  directly in the book-entry record-keeping  system in lieu of having to hold  certificates  or other  evidences  of ownership  of the  underlying  U.S.
Treasury securities.

         When U.S.  Treasury  obligations  have been  stripped  of their  unmatured  interest  coupons by the  holder,  the principal  or  corpus is sold at a deep  discount  because  the buyer  receives  only the right to  receive a future  fixed payment  on the  security  and does not  receive  any  rights to  periodic  interest  (cash)  payments.  Once  stripped  or separated,  the corpus and coupons may be sold  separately.  Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations  that are  economically  identical to the  zero-coupon  securities  that the Treasury  sells itself.

When-Issued Securities:

         The price of when-issued  securities,  which may be expressed in yield terms,  is fixed at the time the commitment to purchase is made, but delivery and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Portfolio to the issuer and no interest  accrues to the  Portfolio.  Forward  commitments  involve a risk of loss if the value of the security to be purchased  declines prior to the settlement  date, which risk is in addition to the risk of decline in value of a  Portfolio's  other  assets.  While  when-issued  securities  may be sold prior to the  settlement date, the  Portfolios  generally will purchase such  securities  with the purpose of actually  acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio  owns a  mortgage-backed  security,  principal and interest  payments made on the mortgages in an underlying  mortgage  pool  are  passed  through  to the  Portfolio.  Unscheduled  prepayments  of  principal  shorten  the securities'  weighted  average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an  unscheduled  principal  prepayment  is passed  through to the  Portfolio.  This  principal is returned to the
Portfolio  at par. As a result,  if a mortgage  security  were  trading at a premium,  its total return would be lowered by prepayments,  and  if a  mortgage  securities  were  trading  at a  discount,  its  total  return  would  be  increased  by prepayments.)  The value of these  securities  also may  change  because  of  changes  in the  market's  perception  of the creditworthiness  of the federal  agency that issued them. In addition,  the mortgage  securities  market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities  directly or  indirectly  represent a  participation  interest  in, or are secured by and payable  from,  a stream of payments  generated  by  particular  assets such as motor  vehicle or credit card  receivables.
Payments of principal  and interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter of credit issued by a financial  institution  unaffiliated with the entities issuing the securities.  Asset-backed  securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided fractional ownership interest in an  underlying  pool of assets.  Pass-through  certificates  usually  provide for  payments of  principal  and  interest received to be passed  through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in administering the pool.  Because  pass-through  certificates  represent an ownership interest in the underlying assets, the holders  thereof bear directly the risk of any defaults by the obligors on the underlying  assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed  securities issued in the form of debt instruments,  also known as  collateralized  obligations,  are generally  issued as the debt of a special  purpose  entity  organized  solely for the  purpose of owning  such  assets and issuing such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing such  asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers generally hold no assets other than those  underlying the  asset-backed  securities and any credit support  provided.  As a result,  although payments on such asset-backed  securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows.  While many asset-backed  securities are issued with only one class of security, many  asset-backed  securities  are  issued in more than one class,  each with  different  payment  terms.  Multiple  class asset-backed  securities  are issued for two main  reasons.  First,  multiple  classes may be used as a method of providing credit  support.  This is  accomplished  typically  through  creation of one or more classes whose right to payments on the asset-backed  security is made  subordinate to the right to such payments of the remaining class or classes.  See "Types of
Credit  Support."  Second,  multiple  classes may permit the issuance of securities  with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying  assets.  Examples include so-called  "strips"  (asset-backed  securities  entitling  the holder to  disproportionate  interests  with  respect to the allocation of interest and principal of the assets  backing the security),  and  securities  with a class or classes having characteristics  which mimic the  characteristics of  non-asset-backed  securities,  such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Portfolio may invest in such  asset-backed  securities if such investment is otherwise  consistent  with its investment  objectives and policies and with the investment  restrictions  of the Portfolio.

         Types  of  Credit  Support.  Asset-backed  securities  are  often  backed  by a pool of  assets  representing  the obligations  of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection  against  ultimate default ensures ultimate payment of the obligations  on at least a  portion  of the  assets  in the pool.  Such  protection  may be  provided  through  guarantees, insurance  policies or letters of credit obtained from third parties,  through various means of structuring the transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the  transaction  include  "senior-subordinated  securities"  (multiple  class  asset-backed  securities  with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying  assets  are borne  first by the  holders  of the  subordinated  class) and  asset-backed  securities  that have
"reserve  portfolios"  (where  cash or  investments,  sometimes  funded  from a  portion  of the  initial  payments  on the underlying  assets,  are held in  reserve  against  future  losses)  or that have been  "over  collateralized"  (where  the scheduled  payments on, or the  principal  amount of, the  underlying  assets  substantially  exceeds that required to make payment of the  asset-backed  securities  and pay any servicing or other fees).  The degree of credit  support  provided on each  issue is based  generally  on  historical  information  respecting  the level of  credit  risk  associated  with such payments.  Delinquency  or loss in excess of that  anticipated  could  adversely  affect the return on an  investment in an asset-backed  security.  Additionally,  if the letter of credit is exhausted,  holders of asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  motor  vehicle installment  sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since installment  sales contracts for motor vehicles or installment  loans related thereto  ("Automobile  Contracts")  typically have shorter  durations and lower  incidences of  prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue  Automobile  Receivable  Securities  create an enforceable  interest in their  respective
Automobile  Contracts only by filing a financing  statement and by having the servicer of the Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof.  In such  circumstances,  if the servicer of the Automobile  Contracts were to sell the same  Automobile  Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could  acquire an interest in the  Automobile  Contracts  superior to that of the holders of Automobile  Receivable  Securities.  Also although most Automobile  Contracts  grant a security  interest in the motor vehicle being financed,  in most states the security  interest in a motor vehicle must be noted on the certificate of title to create an enforceable  security  interest against  competing  claims of other parties.  Due to the large number of vehicles  involved,  however,  the  certificate of title to each vehicle  financed,  pursuant to the  Automobile  Contracts underlying the Automobile  Receivable  Security,  usually is not amended to reflect the assignment of the seller's security interest  for the benefit of the holders of the  Automobile  Receivable  Securities.  Therefore,  there is the  possibility that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the securities.  In addition,  various state and federal  securities  laws give the motor vehicle owner the right to assert  against the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables  from revolving  credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving credit card agreements  ("Accounts")
are generally paid down more rapidly than are Automobile  Contracts.  Most of the Credit Card Receivable  Securities issued publicly  to date have been  Pass-Through  Certificates.  In order to  lengthen  the  maturity  of Credit  Card  Receivable
Securities,  most such  securities  provide for a fixed  period  during  which only  interest  payments  on the  underlying
Accounts are passed through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting the related Credit Card Receivable  Securities of additional credit card charges made on an Account.  The initial  fixed  period  usually may be shortened  upon the  occurrence  of specified  events which signal a potential  deterioration  in the quality of the assets  backing the security,  such as the  imposition of a cap on interest  rates.  The  ability of the  issuer to extend  the life of an issue of Credit  Card  Receivable  Securities  thus depends upon the  continued  generation of  additional  principal  amounts in the  underlying  accounts  during the initial period and the  non-occurrence  of specified  events.  An  acceleration  in  cardholders'  payment rates or any other event which  shortens the period  during which  additional  credit card charges on an Account may be  transferred  to the pool of assets  supporting the related  Credit Card  Receivable  Security could shorten the weighted  average life and yield of the
Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal  consumer credit laws, many of which give such holder the right to set off certain  amounts  against  balances owed on the credit card,  thereby  reducing amounts paid on Accounts.  In addition,  unlike most other asset-backed  securities,  Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments  in warrants is  speculative  in that warrants have no voting  rights,  pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  basically  are options to purchase  equity securities at a specific price valid for a specific period of time.  They do not represent  ownership of the securities but only the right to buy them.  Warrants  differ from call  options in that  warrants are issued by the issuer of the security which may be  purchased  on their  exercise,  whereas  call  options  may be  written  or issued by  anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment in securities  denominated in foreign  currencies  involves  certain risks. A change in the value of any such currency  against the U.S. dollar will result in a corresponding  change in the U.S. dollar value of a  Portfolio's  assets  denominated  in that  currency.  Such  changes  will  also  affect a  Portfolio's  income.
Generally,  when a given  currency  appreciates  against  the  dollar  (the  dollar  weakens)  the  value of a  Portfolio's securities  denominated  in that  currency  will rise.  When a given  currency  depreciates  against the dollar (the dollar strengthens), the value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment  and  Repatriation  Restrictions.  Foreign  investment in the  securities  markets of certain  foreign countries is restricted or controlled in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries and may increase the cost and expenses of a Portfolio.  Investments  by foreign  investors are subject  to a  variety  of  restrictions  in many  developing  countries.  These  restrictions  may  take the form of prior governmental  approval,  limits  on the  amount  or type of  securities  held by  foreigners,  and  limits  on the types of companies in which  foreigners  may invest.  Additional  or different  restrictions  may be imposed at any time by these or other countries in which a Portfolio  invests.  In addition,  the  repatriation of both investment  income and capital from several  foreign  countries is restricted and controlled  under certain  regulations,  including in some cases the need for certain government consents.

          Market  Characteristics.  Foreign securities may be purchased in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located, if that is the best  available  market.  Foreign  stock  markets are generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and a Portfolio's  securities  may be less liquid and more volatile than  securities of comparable  U.S.
companies.  Equity  securities  may trade at  price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be  sustainable.  Fixed  commissions  on foreign  stock  exchanges  are  generally  higher  than  negotiated commissions  on U.S.  exchanges,  although a  Portfolio  will  endeavor to achieve  the most  favorable  net results on its portfolio  transactions.  There is generally  less  government  supervision  and  regulation  of foreign  stock  exchanges, brokers and listed  companies  than in the United  States.  Moreover,  settlement  practices  for  transactions  in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political  and Economic  Factors.  Individual  foreign  economies of certain  countries  may differ  favorably or unfavorably  from the United  States'  economy in such  respects as growth of gross  national  product,  rate of inflation, capital  reinvestment,  resource  self-sufficiency  and  balance of payments  position.  The  internal  politics of certain foreign countries are not as stable as in the United States.

          Governments in certain  foreign  countries  continue to participate to a significant  degree,  through  ownership interest or regulation,  in their respective  economies.  Action by these  governments  could have a significant  effect on market prices of securities and payment of dividends.  The economies of many foreign  countries are heavily  dependent upon international  trade and are  accordingly  affected by protective  trade barriers and economic  conditions of their trading partners.  The enactment by these trading  partners of protectionist  trade  legislation  could have a significant  adverse effect upon the securities markets of such countries.

          Information and  Supervision.  There is generally less publicly  available  information  about foreign  companies comparable to reports and ratings that are  published  about  companies in the United  States.  Foreign  companies are also generally  not subject to uniform  accounting,  auditing and financial  reporting  standards,  practices  and  requirements comparable to those applicable to U.S. companies.

          Taxes.  The  dividends  and interest  payable on certain of a Portfolio's  foreign  securities  may be subject to foreign  withholding  taxes,  thus  reducing  the net  amount of  income  available  for  distribution  to the  Portfolio's shareholders.  A  shareholder  otherwise  subject to U.S.  federal  income taxes may,  subject to certain  limitations,  be entitled to claim a credit or deduction for U.S.  federal  income tax purposes for his or her  proportionate  share of such foreign taxes paid by the Portfolio.

          Costs.  Investors  should  understand  that the expense  ratio of the Portfolio can be expected to be higher than investment  companies  investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.  With  respect to certain  foreign  countries,  especially  developing  and  emerging  ones,  there is the possibility of adverse changes in investment or exchange  control  regulations,  expropriation  or  confiscatory  taxation, limitations  on the removal of funds or other assets of the  Portfolio,  political  or social  instability,  or  diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern  Europe.   Changes  occurring  in  Eastern  Europe  and  Russia  today  could  have  long-term  potential consequences.  As restrictions fall, this could result in rising standards of living,  lower manufacturing  costs,  growing consumer spending,  and substantial economic growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative  at this time.  Political and economic  reforms are too recent to establish a definite  trend away from centrally-planned  economies and state owned  industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for securities.  Such countries may also have government  exchange controls,  currencies with no  recognizable  market value  relative to the  established  currencies  of western  market  economies,  little or no experience in trading in securities,  no financial reporting standards,  a lack of a banking and securities  infrastructure to handle such trading,  and a legal  tradition which does not recognize  rights in private  property.  In addition,  these countries may have national  policies which restrict  investments in companies deemed  sensitive to the country's  national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of the  Portfolio's  assets  invested in such  countries  and these  authorities  may not qualify as a foreign custodian  under the 1940 Act and exemptive  relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America.  The political  history of certain Latin American  countries has been  characterized  by political uncertainty,  intervention by the military in civilian and economic spheres, and political  corruption.  Such developments, if they were to reoccur,  could reverse  favorable trends toward market and economic reform,  privatization  and removal of trade  barriers and result in  significant  disruption in  securities  markets.  Persistent  levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme measures by governments to keep inflation in check and a generally  debilitating  effect on  economic  growth.  Although  inflation  in many  countries  has  lessened,  there is no guarantee it will remain at lower  levels.  In addition,  a number of Latin  American  countries are also among the largest debtors of developing  countries.  There have been  moratoria on, and  reschedulings  of,  repayment  with respect to these debts.  Such events can restrict the  flexibility  of these debtor nations in the  international  markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American  countries may have managed  currencies  which are maintained at artificial  levels to the
U.S. dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments in the currency  which,  in turn, can have a disruptive and negative  effect on foreign  investors.  Certain Latin American countries  also may restrict the free  conversion of their  currency into foreign  currencies,  including the U.S.  dollar.
There is no significant  foreign  exchange market for certain  currencies and it would,  as a result,  be difficult for the
Portfolio  to engage in foreign  currency  transactions  designed  to protect  the value of the  Portfolio's  interests  in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods,"
the  Portfolios  generally  may  invest  in  illiquid  securities.   Illiquid  securities  include  securities  subject  to
contractual  or legal  restrictions  on resale (e.g.,  because they have not been  registered  under the  Securities Act of
1933, as amended (the "Securities  Act")) and securities that are otherwise not readily  marketable (e.g.,  because trading in the  security is suspended  or because  market  makers do not exist or will not  entertain  bids or offers).  Securities that have not been registered under the Securities Act are referred to as private  placements or restricted  securities and are purchased  directly from the issuer or in the secondary  market.  Foreign  securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.  A  Portfolio  might be unable to dispose of illiquid  securities  promptly  or at  reasonable  prices and might thereby  experience  difficulty in satisfying  redemption  requests from  shareholders.  A Portfolio might have to register restricted  securities in order to dispose of them,  resulting in additional  expense and delay.  Adverse market conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities  that are not registered  under the Securities  Act, including  foreign  securities.  The fact that there are contractual or legal  restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities  Act allows such a broader  institutional  trading market for securities  otherwise subject to  restrictions  on resale to the general  public.  Rule 144A  establishes a "safe  harbor" from the  registration requirements  of the  Securities Act for resales of certain  securities to qualified  institutional  buyers.  Rule 144A has produced  enhanced  liquidity for many  restricted  securities,  and market  liquidity for such  securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the  trading,  clearance  and  settlement  of  unregistered  securities  of domestic and foreign  issuers  sponsored by the
National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the  Trust's  Board of  Trustees,  a  Portfolio's  Sub-Advisor  may  determine  that particular  Rule 144A  securities,  and  commercial  paper  issued in  reliance  on the private  placement  exemption  from registration  afforded  by  Section  4(2) of the  Securities  Act,  are  liquid  even  though  they are not  registered.  A determination  of whether  such a security  is liquid or not is a  question  of fact.  In making  this  determination,  the
Sub-Advisor will consider,  as it deems appropriate  under the circumstances and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers willing to purchase or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer  undertakings to make a market in the security;  (5) the nature of the security (e.g., debt or equity,  date of maturity,  terms of dividend or interest  payments,  and other material terms)
and the nature of the  marketplace  trades  (e.g.,  the time needed to dispose of the  security,  the method of  soliciting offers,  and the  mechanics of transfer);  and (6) the rating of the security and the financial  condition and prospects of the issuer.  In the case of commercial  paper,  the  Sub-advisor  will also determine that the paper (1) is not traded flat or in default as to principal and interest,  and (2) is rated in one of the two highest  rating  categories by at least two
Nationally  Recognized  Statistical  Rating  Organizations  ("NRSROs")  or, if only one NRSRO rates the  security,  by that
NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities  and Section 4(2)  commercial  paper that have been deemed  liquid as  described  above will continue to be monitored  by the  Sub-advisor  to  determine  if the security is no longer  liquid as the result of changed conditions.  Investing in Rule 144A  securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a  Portfolio's  assets  invested in illiquid  securities if  institutional  buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus  under "Certain Risk Factors and  Investment  Methods,"  certain of the Portfolios may enter into  repurchase  agreements.  In a repurchase  agreement,  an investor (such as the Portfolio)  purchases a security
(known  as the  "underlying  security")  from a  securities  dealer  or  bank.  Any  such  dealer  or bank  must be  deemed creditworthy  by the  Sub-advisor.  At that  time,  the bank or  securities  dealer  agrees to  repurchase  the  underlying security  at a mutually  agreed  upon price on a  designated  future  date.  The  repurchase  price may be higher  than the purchase price, the difference being income to the Portfolio,  or the purchase and repurchase  prices may be the same, with interest  at an agreed  upon  rate due to the  Portfolio  on  repurchase.  In  either  case,  the  income to the  Portfolio generally  will be  unrelated to the interest  rate on the  underlying  securities.  Repurchase  agreements  must be "fully collateralized,"  in that the market value of the underlying  securities  (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore,  a repurchase  agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will  generally be used by a Portfolio to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be treated as illiquid  securities.  In the event of a bankruptcy  or other default by the seller of a repurchase  agreement,  the Portfolio could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible  decline in the value of the  underlying  security while the Portfolio is seeking to enforce its rights under the  repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Investment Company Securities:

         Each Portfolio may purchase securities of other investment  companies to the extent consistent with its investment objective  and  policies  and  subject  to  the  limitations  of the  1940  Act.  A  Portfolio  will  indirectly  bear  its proportionate share of any management fees and other expenses paid by such other investment companies.

         For example,  a Portfolio may invest in a variety of investment  companies which seek to track the composition and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities  representing  their specific index.  Accordingly,  the main risk of investing in index-based investments  is the same as  investing in a portfolio  of equity  securities  comprising  the index.  The market  prices of index-based  investments will fluctuate in accordance with both changes in the market value of their  underlying  portfolio securities  and due to supply and demand for the  instruments  on the  exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments  may not replicate  exactly the  performance of their  specified  index because of  transaction  costs and because of the temporary  unavailability  of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs, an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500 Composite Stock
Price  Index.  They are issued by the SPDR  Trust,  a unit  investment  trust that holds  shares of  substantially  all the companies  in the S&P 500 in  substantially  the same  weighting  and seeks to  closely  track the  price  performance  and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust,  a unit  investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the
S&P MidCap 400 Index in  substantially  the same  weighting and seeks to closely track the price  performance  and dividend yield of the Index.

         Select  Sector  SPDRs(R):  Select  Sector SPDRs are based on a  particular  sector or group of  industries  that are represented by a specified  Select Sector Index within the Standard & Poor's  Composite Stock Price Index.  They are issued by The Select  Sector SPDR  Trust,  an open-end  management  investment  company  with nine  portfolios  that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are based on the Dow  Jones  Industrial  Average(SM).  They are  issued  by the  DIAMONDS
Trust,  a unit  investment  trust that holds a portfolio of all the  component  common  stocks of the Dow Jones  Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares  are based on the Nasdaq  100  Index.  They are  issued by the  Nasdaq-100
Trust, a unit investment trust that holds a portfolio  consisting of substantially all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100  Index and seeks to closely track the price  performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark Shares," are based on 17  country-specific  Morgan Stanley
Capital  International  Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end  management  investment company that seeks to generally  correspond to the price and yield  performance of a specific Morgan Stanley Capital  International
Index.

Securities Lending:

         The Trust has made arrangements for certain  Portfolios to lend securities.  While a Portfolio may earn additional income from lending securities,  such activity is incidental to the investment  objective of the Portfolio.  In addition to the  compensation  payable by borrowers under  securities  loans, a Portfolio would also earn income from the investment of cash  collateral for such loans.  Any cash  collateral  received by a Portfolio in connection with such loans normally will be  invested  in  high-quality  money  market  securities.  However,  any  losses  resulting  from the  investment  of cash collateral  would be borne by the lending  Portfolio.  There is no assurance that collateral for loaned  securities will be sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned  securities and not  received by a Portfolio or to pay all expenses  incurred by a Portfolio  in arranging  the loans or in  exercising rights in the collateral in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

         High turnover involves correspondingly greater brokerage commissions and other transaction costs.  Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         The turnover rates for the AST Strong  International Equity Portfolio for the year ended December 31, 2001 and the year ended  December 31, 2002 were 162% and 50%  respectively.  Strong  Capital  Management,  Inc.  became the  Portfolio's
Sub-advisor  on December  10, 2001 and  trading  precipitated  by this change  resulted  in the  unusually  high  portfolio turnover for the year ended  December 31, 2001.  The turnover  rates for the AST DeAM  International  Equity  Portfolio for the year ended  December 31, 2001 and the year ended  December  31, 2002 were 712% and 354%  respectively.  Deutsche  Asset
Management,  Inc. became the Portfolio's  Sub-advisor on December 10, 2001 and trading precipitated by this change resulted in the  unusually  high  portfolio  turnover  for the year ended  December 31,  2001.  The turnover  rates for the AST DeAM
Global  Allocation  Portfolio for the year ended  December 31, 2001 and the year ended  December 31, 2002 were 77% and 160%
respectively.  Deutsche Asset Management,  Inc. became the Portfolio's  Sub-advisor on May 1, 2002 and trading precipitated by this change  resulted in the  unusually  high  portfolio  turnover for the year ended  December  31, 2002.  The turnover rates for the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio  for the year ended  December  31,  2001 and the year ended
December 31, 2002 were 221% and 92%  respectively.  In line with its  valuation  discipline,  this  Portfolio  sold a large number of stocks that had significantly  appreciated in the twelve-month  period prior to the 2001 fiscal year which result in a higher  turnover  rate for that year.  The turnover  rates for the AST DeAM  Large-Cap  Value  Portfolio  for the year ended  December 31, 2001 and the year ended December 31, 2002 were 134% and 202%  respectively.  The turnover rates for the
AST Lord Abbett Bond  Debenture  Portfolio for the year ended  December 31, 2001 and the year ended  December 31, 2002 were
102% and 43%  respectively.  The  turnover  rates for the AST PIMCO  Limited  Maturity  Bond  Portfolio  for the year ended
December 31, 2001 and the year ended  December  31, 2002 were 445% and 271%  respectively.  The turnover  rates for the AST
PIMCO Total Return Bond  Portfolio for the year ended  December 31, 2001 and the year ended December 31, 2002 were 343% and
229%  respectively.  The sub-advisor  does not manage the Portfolio to any target  portfolio  turnover rates.  The turnover rates for the AST T. Rowe Price Global Bond  Portfolio  for the year ended  December  31, 2001 and the year ended  December
31, 2002 were 187% and 323% respectively.  The turnover rates for the AST American Century  International  Growth Portfolio
for the year ended  December  31,  2001 and the year ended  December  31, 2002 were 176% and 236%  respectively.  Excessive market  timing  caused an increase in portfolio  turnover in 2002.  The turnover  rates for the AST DeAM  Small-Cap  Growth
Portfolio for the year ended December 31, 2001 and the year ended December 31, 2002 were 196% and 132% respectively.

         The policy of the AST Money Market  Portfolio of investing  only in securities  maturing 397 days or less from the date of acquisition  or purchased  pursuant to repurchase  agreements  that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed,  open-end  investment company organized as a Massachusetts  business trust, whose separate
Portfolios  are  diversified,  unless  otherwise  indicated.  As of the date of this  Statement,  forty-one  Portfolios are available.  The Trust may offer additional  Portfolios with a range of investment  objectives that Participating  Insurance
Companies  may consider  suitable for variable  annuities and variable  life  insurance  policies or that may be considered suitable  for  Qualified  Plans.  The  Trust's  current  approach  to  achieving  this  goal is to  seek  to have  multiple organizations  unaffiliated  with each other be responsible  for conducting  the  investment  programs for the  Portfolios.
Each such  organization  would be  responsible  for the Portfolio or Portfolios to which such  organization's  expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International Growth Fund, which consisted of only one Portfolio.
The  Investment  Manager  was  Henderson  International,  Inc.  Shareholders  of  what  was,  at the  time,  the  Henderson
International  Growth Fund,  approved certain changes in a meeting held April 17, 1992.  These changes included  engagement of a new Investment  Manager,  engagement of a Sub-advisor  and election of new Trustees.  Subsequent to that meeting,  the new Trustees adopted a number of resolutions,  including,  but not limited to,  resolutions  renaming the Trust. Since that time the Trustees have adopted a number of  resolutions,  including,  but not limited to, making new  Portfolios  available and adopting forms of Investment Management  Agreements and Sub-advisory  Agreements between the Investment Manager and the
Trust and the Investment Manager and each Sub-advisor, respectively.

         On December 19, 2002, Skandia Insurance Company Ltd. ("Skandia"),  the ultimate parent company of ASISI, announced that it reached a definitive  agreement with Prudential  Financial,  Inc.  ("Prudential")  to sell American  Skandia,  Inc.
("ASI"),  and its  subsidiaries,  including  ASISI,  to Prudential (the  "Transaction").  Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance  companies in many countries.  The  predecessor to Skandia  commenced operations  in 1855.  Founded in 1875,  Prudential is a publicly  held  financial  services  company  primarily  engaged in providing  life  insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and  retirement  related services and administration,  asset management,  securities  brokerage,  banking and trust services,  real estate brokerage franchises and relocation  services through its wholly-owned  subsidiaries.  The Transaction is anticipated to close during the second quarter of 2003 (the "Closing").

         American Skandia Life Assurance Corporation,  a Participating Insurance Company, is also a wholly-owned subsidiary of ASI.  Certain  officers of the Trust are officers  and/or  directors of one or more of the following  companies:  ASISI,
American  Skandia Life Assurance  Corporation,  American Skandia  Marketing,  Incorporated  (the principal  underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and ASI.

         Prior to the Closing of the  Transaction,  ASISI will serve as the  investment  manager  for the Trust.  After the
Closing of the  Transaction,  ASISI will serve as  co-manager  of the Trust along with  Prudential  Investments  LLC ("PI")
(each an "Investment Manager" and together the "Investment Managers").

         ASISI,  a Connecticut  corporation  organized in 1991, is registered as an investment  adviser with the SEC. Prior to April 7, 1995,  ASISI was known as  American  Skandia  Life  Investment  Management,  Inc. PI is also  registered  as an investment  adviser with the SEC. PI is a wholly-owned  subsidiary of PIFM HoldCo,  Inc., which is wholly-owned  subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential.

         The  Trustees  and  officers of the Trust and their  principal  occupations  are listed  below.  Unless  otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Independent Trustees:

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
-----------------------------                                                                                  Number of
                                                                                                          Portfolios in Fund
                                          Length of Time                                                   Complex Overseen
                                             Served(1)                                                       by Director*
                               Position                    Principal Occupation During Past 5 Years
Name, Age and Address
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson+             Trustee    Trustee since   Director (January 2000 to present)                     72
(68)                                        April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                              Chairman and Chief Executive Officer
1 Financial Plaza, Second                                  (January 1998 to December 1998)
Floor                                                      President, Chairman and Chief Executive
Hartford, Connecticut 06103                                Officer (1983 to December 1997)
                                                           People's Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating, a utility company, since May 1993.
He has also served as a Trustee of Mass Mutual Institutional Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner++              Trustee    Trustee since   Retired since 1995                                     72
(78)                                      November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road Suite 208                              (1986 to 1995)
Dallas, Texas 75230                                        AIM Charter Fund and AIM Summit Fund

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.
He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien               Trustee    Trustee since   President and Chief Executive Officer                  72
(52)                                        April, 1992    May 2000 to present
Atlantic Bank of New York                                  Atlantic Bank of New York
960 Avenue of the Americas
New York, NY 10001                                         Vice Chairman
                                                           January 1997 to April 2000
                                                           North Fork Bank

                                                           President and Chief Executive Officer:
                                                           December 1984 to December 1996
                                                           North Side Savings Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
John A. Pileski                 Trustee    Trustee since   Retired since June 2000                                72
(63)                                      February, 2001
43 Quaquanantuck Lane                                      Tax Partner
Quogue, NY 11959                                           (January 1995 to June 2000)
                                                           KPMG, LLP

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May
1980.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz                 Trustee    Trustee since   Management Consultant                                  72
(67)                                        April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------------------------------------------------
+        Mr. Carson is expected to resign from the Board upon the Closing of the Transaction.
++       Mr.  Lerner is  expected to retire from the Board upon the Closing of the  Transaction  and to be  appointed  as a non-voting Trustee Emeritus for terms not to exceed three years in the aggregate.

The  following  individuals  were  elected to the  Trust's  Board by a plurality  of  shareholders  on April 3, 2003.  Such elections will become effective upon the Closing of the Transaction:

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                                                                                            Complex Overseen
                                                                                                               by Trustee/
Name, Age and Address**                    Length of Time                                                       Director
                                Position       Served       Principal Occupation During Past 5 Years
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Saul K. Fenster, Ph.D. (69)     Trustee      Elected by     President Emeritus (since June 2002);                  41
                                            shareholders    President (December 1978-June 2002) of New
                                             on April 3,    Jersey Institute of Technology; Commissioner
                                                2003        (1998-June 2002) of the Middle States
                                                            Association Commission on Higher Education;
                                                            Commissioner (since 1985) of the New Jersey
                                                            Commission on Science and Technology;
                                                            Director (since 1998) Society of
                                                            Manufacturing Engineering Education
                                                            Foundation; Director (since 1995) of
                                                            Prosperity New Jersey; formerly a director
                                                            or trustee of Liberty Science Center,
                                                            Research and Development Council of New
                                                            Jersey, New Jersey State Chamber of
                                                            Commerce, and National Action Council for
                                                            Minorities in Engineering.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Member (since 2000), Board of Directors of IDT Corporation.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Delayne Dedrick Gold (64)      Trustee       Elected by     Marketing     Consultant      (1982-present);          41
                                            shareholders    formerly  Senior Vice President and Member of
                                             on April 3,    the  Board  of  Directors,  Prudential  Bache
                                                2003        Securities, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
W. Scott McDonald, Jr. (65)    Trustee       Elected by     Vice President (since 1997) of Kaludis                 41
                                            shareholders    Consulting Group, Inc. (a company serving
                                             on April 3,    higher education);  Formerly principal
                                                2003        (1993-1997), Scott McDonald & Associates,
                                                            Chief Operating Officer (1991-1995),
                                                            Fairleigh Dickinson University, Executive
                                                            Vice President and Chief Operating Officer
                                                            (1975-1991), Drew University, interim
                                                            President (1988-1990), Drew University and
                                                            founding director of School, College and
                                                            University Underwriters Ltd.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Thomas T. Mooney (61)          Trustee       Elected by     President of the Greater Rochester Metro               41
                                            shareholders    Chamber of Commerce; formerly Rochester City
                                             on April 3,    Manager; formerly Deputy Monroe County
                                                2003        Executive; Trustee of Center for County
                                                            Executive; Trustee of Center for
                                                            Governmental Research, Inc.; Director of
                                                            Blue Cross of Rochester, Monroe County Water
                                                            Authority and Executive Service Corps of
                                                            Rochester.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other  Directorships  Held:  Director,  President and Treasurer (since 1986) of First Financial Fund, Inc. and Director (since
1988) of The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Louis A. Weil, III (61)         Trustee      Elected by     Formerly Chairman (January 1999-July 2000),            41
                                            shareholders    President and Chief Executive Officer
                                             on April 3,    (January 1996-July 2000) and Director (since
                                                2003        September 1991) of Central Newspapers, Inc.;
                                                            formerly Chairman of the Board (January
                                                            1996-July 2000), Publisher and Chief
                                                            Executive Officer (August 1991-December
                                                            1995) of Phoenix Newspapers, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------

**The address of each new  Independent  Trustee is c/o  Prudential  Investments  LLC,  Gateway  Center Three,  100 Mulberry
Street, Newark, NJ 07102.

Interested Trustees

------------------------------ -------------- ---------------- -------------------------------- ------------------------------

                                                               Number of Portfolios in Fund
                                              Length of Time   Complex Overseen by Director*
                                                 Served(1)
Name, Age and Address            Position                                                         Other Directorships Held
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
Wade A. Dokken**               President      President                                             Director of American
(42) +                         (Chief         since     June,                                   Skandia, Incorporated ("ASI")
                               Executive      2001                           72
                               Officer)  and  Trustee since
                               Trustee        March, 2002
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.  Prior to that, he served as
Executive Vice President and Chief Marketing Officer of ASI from March 1995 until December 1997.
------------------------------------------------------------------------------------------------------------------------------

The following  individuals  were elected as  Interested  Trustees to the Trust's  Board by a plurality of  shareholders  on
April 3, 2003.  Such elections will become effective upon the Closing of the Transaction:

------------------------------ -------------- ---------------- -------------------------------- ------------------------------

                                                               Number of Portfolios in Fund
                                              Length of Time   Complex Overseen by Director*
                                                 Served(1)
Name, Age and Address            Position                                                         Other Directorships Held
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
David R. Odenath, Jr.** (45)   Trustee          Elected by                   41                             None
                                               shareholders
                                                on April 3,
                                                   2003
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation During Past 5 Years:  President,  Chief Executive Officer and Chief Operating Officer (since June 1999)
of Prudential  Investments  LLC;  Senior Vice  President  (since June 1999) of The Prudential  Insurance  Company of America;
formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
Robert F. Gunia** (56)         Trustee          Elected by                   72                  Vice President and Director
                                               shareholders                                     (since May 1989) of The Asia
                                                on April 3,                                          Pacific Fund, Inc.
                                                   2003
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Executive Vice President and Chief  Administrative  Officer (since June 1999) of
PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential  Investment
Management  Services LLC (PIMS);  Corporate Vice President  (since  September  1997) of The Prudential  Insurance  Company of
America  (Prudential);  formerly  Senior Vice  President  (March  1987-May  1999) of Prudential  Securities;  formerly  Chief
Administrative  Officer (July  1989-September  1996),  Director (January  1989-September  1996) and Executive Vice President,
Treasurer and Chief  Financial  Officer (June  1987-December  1996) of PMF. Vice President and Director  (since May, 1992) of
Nicholas-Applegate Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------

The address of each New Interested  Trustee is c/o Prudential  Investments  LLC, Gateway Center Three, 100 Mulberry Street,
Newark, NJ 07102.

+ Mr. Dokken is expected to resign from the Board upon the Closing of the Transaction.

Trust Officers:

------------------------------ -------------- ---------------- -------------------------------- ------------------------------

                                                               Number of Portfolios in Fund
                                              Length of Time   Complex Overseen by Director*
                                                 Served(1)
Name, Age and Address            Position                                                         Other Directorships Held
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------ -------------- ---------------- -------------------------------- ------------------------------

John Birch                     Vice           Vice  President                N/A                            None
(52)                           President      since     April
                                              1998

------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.  Prior to that, Mr. Birch served as Senior Vice President and Chief Administrative Officer Gabelli Funds, Inc. from March 1995 until August 1996.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
Richard G. Davy, Jr.           Treasurer      Treasurer
(54)                                          since     March                N/A                            None
                                              1995
------------------------------ -------------- ---------------- -------------------------------- ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:   Mr. Davy has served as Vice President of ASISI since June 1997.  Prior to that, he served as Controller of ASISI from September 1994 until June 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- ------------------------------------ ------------------------------
Edward P. Macdonald        Secretary &     Secretary
(35)                       Anti-Money      since                           N/A                              None
                           Laundering      November
                           Officer         2000;
                                           Anti-Money
                                           Laundering
                                           Officer since
                                           September 2002
-------------------------- --------------- --------------- ------------------------------------ ------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Macdonald has served as Chief Counsel, Investment Management since July
2002.  From September 2000 until July 2002 he served as Senior Counsel, Securities of ASI.  From December 1999 until August
2000 he served as Counsel of ASI.  From April 1999 until December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The Trustees are  responsible  for overseeing all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American Skandia Advisor Funds, Inc. ("ASAF"),  all of which are investment  companies managed by an Investment Manager.
After the Closing of the  Transaction,  it is expected  that Messrs.  Lerner,  Dokken,  O'Brien,  Pileski and Schwartz will resign as Directors of ASAF and that Mr. Gunia will be seated as a Director of ASAF.

** Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the 1940 Act.

(1) Prior to the Closing of the Transaction,  Messrs. Carson, Lerner, O'Brien,  Pileski, Dokken and Schwartz as well as the officers of the Trust listed above serve in similar  capacities for American Skandia Advisor Funds,  Inc., which is also an investment  company managed by an Investment  Manager.  After the Closing of the  Transaction,  it is expected that Messrs.
Lerner,  Dokken,  O'Brien,  Pileski and  Schwartz  will resign as  Directors of ASAF and that Mr. Gunia will be seated as a
Director of ASAF.

(2) Unless otherwise  indicated,  each officer and Trustee listed above has held his/her principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the  following  officers and Trustees of the
Trust hold various positions with ASISI, the Trust's  Investment  Manager,  and its affiliates,  including American Skandia
Advisory Services, Inc. ("ASASI"),  American Skandia Life Assurance Corporation ("ASLAC"),  American Skandia Fund Services,
Inc.  ("ASFS") American Skandia  Marketing,  Incorporated  ("ASM"),  American Skandia  Information  Services and Technology
Corporation  ("ASIST") or ASI: Mr. Birch also serves as Senior Vice President and Chief  Operating  Officer of ASISI and as
a Senior  Vice  President  of ASI.  Mr.  Dokken  also  serves as Chief  Executive  Officer  of ASISI,  President  and Chief
Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director  of ASI.  Mr.  Macdonald  also serves as Chief
Counsel of ASISI and ASASI. In addition,  Mr. Gunia serves as Executive Vice President,  Chief  Administrative  Officer and
Treasurer of PI,  Corporate  Vice  President of Prudential  and President of  Prudential  Investment  Services LLC, and Mr.
Odenath  serves as  President,  Chief  Executive  Officer and Chief  Operating  Officer of PI and Senior Vice  President of
Prudential.

         The overall  management  of the business and affairs of the Trust is vested with the Board of Trustees.  The Board of Trustees  approves all  significant  agreements  between the Trust and persons or companies  furnishing  services to the
Trust,  including  the  Trust's  agreements  with  the  Investment  Manager,  Administrator,  Custodian  and  Transfer  and
Shareholder  Servicing  Agent and the  agreements  between the  Investment  Manager and each  Sub-advisor.  The  day-to-day operations of the Trust are delegated to the Trust's officers  subject always to the investment  objectives and policies of the Trust and to the general  supervision of the Board of Trustees.  Each Trustee will serve until that person's  successor is elected and qualified.

         Nominating  and  Governance  Committee.  The  Nominating  and  Governance  Committee  shall make  nominations  for
Independent  Trustee  membership  on the Board of  Trustees.  Prior to the Closing of the  Transaction,  the members of the
Nominating and Governance  Committee include David E. A. Carson,  Julian A. Lerner (Chairman),  Thomas M. O'Brien,  John A.
Pileski and F. Don  Schwartz.  In 2002,  the Committee met on April 10, 2002.  The  Committee  currently  does not consider nominees recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge of the
Trust's independent  accountants;  directing  investigations into matters within the scope of the independent  accountants'
duties,  reviewing  with the  independent  accountants  the audit plan and  results of the  audit,  approving  professional services provided by the independent  accountants prior to the performance of such services,  reviewing the independence of the  independent  accountants  and  considering  the  range of audit  and  non-audit  fees.  Prior  to the  Closing  of the
Transaction,  the  members of the Audit  Committee  include  David E. A. Carson  (Chairman),  Julian A.  Lerner,  Thomas M.
O'Brien,  John A.  Pileski  and F. Don  Schwartz.  In 2002,  the Audit  Committee  met on April 10,  2002,  June 25,  2002,
September 10, 2002 and December 3, 2002.

The dollar range of equity securities beneficially owned by the Trustees of the Trust are listed below:

Independent Trustees:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Trustees in the American
Name of Trustee                  Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
     David E. A. Carson                           N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Julian A. Lerner                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Thomas M. O'Brien                           N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       John A. Pileski                            N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       F. Don Schwartz                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Saul K. Fenster                            N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
    Delayne Dedrick Gold                          N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
   W. Scott McDonald, Jr.                         N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Thomas T. Mooney                            N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Louis A. Weil III                           N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------

Interested Trustees:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Directors in the American
Name of Trustee                  Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Wade A. Dokken          AST Strong International Equity Portfolio                      $1 - $10,000
                               ($1 - $10,000)
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      David R. Odenath                            N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Robert F. Gunia                            N/A                                              $0
------------------------------ ------------------------------------------- ----------------------------------------------------

         During the past fiscal year,  the Trustees  considered  and approved each  Portfolio's  investment  management and sub-advisory  agreement  with ASISI and its  Sub-advisors,  individually.  In connection  with each of these  reviews,  the
Trustees,  with the advice and assistance of  independent  counsel and counsel to the  Portfolios,  received and considered information and reports relating to the nature,  quality and scope of the services  provided to the Portfolios by ASISI and its affiliates,  as well as each Sub-advisor.  The Trustees,  in each case,  considered the level of and the reasonableness of the fees  charged for these  services,  together  with  comparative  fee and expense  information  showing,  among other things, the fees paid for advisory,  administrative,  transfer agency, and shareholder services and the total expense ratio of each Portfolio of the Trust relative to its peer group of mutual funds.

In addition, the Trustees considered, among other factors:

o        the effect of the investment advisory fee and portfolio  administration fee structure on the expense ratio of each
     Portfolio of the Trust;

o        the effect of the  investment  advisory fee and portfolio  administration  fee structure on the nature or level of services to be provided to each Portfolio of the Trust;

o        the investment performance of each Portfolio of the Trust;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other investment companies managed by ASISI;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other investment  companies  not  advised by ASISI or the  Sub-advisors  but  believed  to be  generally  comparable  in its investment objectives and size to each Portfolio of the Trust; and

o        the  continuing  need of ASISI and each  Sub-advisor  to retain  and  attract  qualified  investment  and  service professionals to serve the Trust and each Portfolio in an increasingly competitive industry.

         The Trustees also  considered  various  improvements  and upgrades in  shareholder  services made during the year, financial  information about ASISI's costs, an analysis of historical  profitability of each Portfolio,  and the importance of supporting quality, long-term service by ASISI and the Sub-advisors to help achieve solid investment performance.

         Based on all the factors  described above and such other  considerations  and information as it deemed relevant to its decision,  the Trustees  determined that the approval of each investment  management and sub-advisory  agreement was in the best interests of each Portfolio and its shareholders and on that basis approved these agreements.

         The Trustees and officers of the Trust who are  affiliates of the Investment  Manager do not receive  compensation directly  from the Trust for  serving  in such  capacities.  However,  those  officers  and  Trustees  of the Trust who are affiliated with the Investment  Manager may receive  remuneration  indirectly,  as the Investment Manager will receive fees from the Trust for the services it provides.  Each of the other Trustees  receives  annual and per meeting fees paid by the
Trust plus expenses for each meeting of the Board and of shareholders  which he attends.  Compensation  received during the year ended December 31, 2002 by the Trustees who are not affiliates of the Investment Manager was as follows:

                                                                                 Total Compensation from Registrant and Fund
Name of Trustee           ----------------------------------------------------                     Complex
                                      Aggregate Compensation from                            Paid to Trustee(1)
                                               Registrant
-------------------------                                                       ----------------------------------------------

David E. A. Carson                              $93,675                                           $134,225
Julian A. Lerner                                $92,375                                           $132,225
Thomas M. O'Brien                               $90,975(2)                                        $133,575(2)
John A Pileski                                  $92,875                                           $133,425
F. Don Schwartz                                 $92,375(3)                                        $132,925(3)

(1)      As of the date of this SAI, the "Fund Complex"  consisted of the Trust and American  Skandia  Advisor Funds,  Inc.
     ("ASAF").
(2)  Mr. O'Brien deferred payment of this compensation.  The total value of all deferred  compensation,  as of December 31,
     2002, was $212,315 from the Registrant and $393,557 from the Registrant and Fund Complex.
(3) Mr.  Schwartz  deferred a portion of the  payment of this  compensation.  The total  value of Mr.  Schwartz's  deferred compensation,  as of December  31, 2002,  was $24,695 from the  Registrant  and $36,073 from the  Registrant  and Fund
     Complex.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts  General  Corporation Law, the Trust may indemnify any person who was or is a
Trustee,  officer or employee of the Trust to the maximum extent permitted by the  Massachusetts  General  Corporation Law;
provided,  however,  that  any  such  indemnification  (unless  ordered  by a court)  shall  be made by the  Trust  only as
authorized  in  the  specific  case  upon  a  determination  that   indemnification  of  such  persons  is  proper  in  the
circumstances.  Such  determination  shall be made (i) by the  Board of  Trustees,  by a  majority  vote of a quorum  which consists  of  Trustees  who are neither  "interested  persons" of the Trust as defined in Section  2(a)(19) of the 1940 Act
(the "1940 Act"),  nor parties to the  proceeding,  or (ii) if the required quorum is not obtainable or if a quorum of such
Trustees so directs by independent  legal counsel in a written opinion.  No  indemnification  will be provided by the Trust to any  Trustee  or  officer  of the Trust for any  liability  to the  Trust or its  shareholders  to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics.  The Trust,  its Investment  Manager,  its Distributor and the Sub-advisors for the Portfolios of the Trust have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes contain  provisions  reasonably necessary to prevent  personnel subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments in securities, including securities that may be purchased or held by the Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment Advisory Services:  The Trust's Investment  Management  Agreements,  on behalf of each Portfolio,  with
ASISI,  effective  until the Closing of  Transaction  (the  "Current  Agreements"),  provide  that ASISI will  furnish each applicable  Portfolio  with  investment  advice and  administrative  services  subject to the  supervision  of the Board of
Trustees  and in  conformity  with the stated  policies of the  applicable  Portfolio.  ASISI has engaged  Sub-advisors  to conduct the investment  programs of each  Portfolio,  including the purchase,  retention and sale of portfolio  securities.
ASISI is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such activities to the Trustees.
ASISI must also provide, or obtain and supervise, the executive,  administrative,  accounting,  custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         After the Closing of the  Transaction,  new Investment  Management  Agreements (the "New  Agreements" and together with Current Agreements,  the "Management  Agreements") will be effective among the Trust, on behalf of each Portfolio, and
ASISI and PI as co-managers.  As co-manager,  PI will provide  supervision and oversight of ASISI's  investment  management responsibilities  with respect to the Trust.  Pursuant to the New  Agreements,  ASISI and PI jointly will  administer  each
Portfolio's  business affairs and supervise each  Portfolio's  investments.  Under the New Agreements,  subject to approval by the Board of  Trustees,  ASISI and PI may  select and employ one or more  sub-advisors  for a  Portfolio,  who will have primary responsibility for determining what investments the Portfolio will purchase, retain and sell.

         ASISI has engaged the Sub-advisors  noted on the cover of this SAI to conduct the various  investment  programs of each  Portfolio  pursuant  to  separate  sub-advisory  agreements  with ASISI.  Upon the  Closing of the  Transaction,  new sub-advisory agreements among ASISI and PI, as co-managers, and the Sub-advisors will be effective.

         Under the terms of the Management  Agreements,  an Investment Manager provides,  at its expense, such personnel as is  required  by each  Portfolio  for the proper  conduct of its  affairs  and  engages  the  Sub-advisors  to conduct  the investment  programs  pursuant to the  Investment  Manager's  obligations  under the Management  Agreements.  An Investment
Manager,  not the Trust,  is  responsible  for the expenses of conducting  the  investment  programs.  The  Sub-advisor  is responsible  for the expenses of conducting the investment  programs in relation to the  applicable  Portfolio  pursuant to agreements  between an Investment  Manager and each Sub-advisor.  Each Portfolio pays all of its other expenses,  including but not limited to,  brokerage  commissions,  legal,  auditing,  taxes or  governmental  fees, the cost of preparing  share certificates,  custodian,  depositary,  transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and  repurchase of shares,  expenses of  registering  and  qualifying  shares for sale,  insurance  premiums on property or personnel  (including  officers and Trustees if  available) of the Trust which inure to its benefit,  expenses  relating to
Trustee and shareholder  meetings,  the cost of preparing and distributing  reports and notices to  shareholders,  the fees and other expenses  incurred by the Trust in connection with membership in investment  company  organizations  and the cost of printing  copies of  prospectuses  and  statements of  additional  information  distributed  to  shareholders.  Expenses incurred by the Trust not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management  Agreements,  an Investment  Manager is permitted to render  services to others.
The Management  Agreements  provide that neither an Investment  Manager nor its personnel  shall be liable for any error of judgment or mistake of law or for any act or omission in the  administration  or management of the  applicable  Portfolios, except for willful  misfeasance,  bad faith or gross  negligence in the  performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

         The  Investment  Management  fees payable by each  Portfolio to an Investment  Manager are as follows.  Investment
Management  fees are  payable  monthly and are  accrued  daily for  purposes  of  determining  the net asset  values of the
Portfolios.

         AST  Strong  International  Equity  Portfolio:  An annual  rate of 1.0% of the  average  daily  net  assets of the
Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million.

         AST William Blair  International  Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the
Portfolio.

         AST American Century  International  Growth  Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST DeAM  International  Equity  Portfolio:  An  annual  rate of 1.00% of the  average  daily  net  assets  of the
Portfolio.  Prior to May 1, 2002, the Investment  Manager had engaged  Founders Asset Management LLC as Sub-advisor for the
Portfolio, for a total Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Global Equity Portfolio:   An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST PBHG Small-Cap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Small-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST  Federated  Aggressive  Growth  Portfolio:  An annual  rate of .95% of the  average  daily  net  assets of the
Portfolio.

         AST Goldman  Sachs  Small-Cap  Value  Portfolio:  An annual  rate of .95% of the  average  daily net assets of the
Portfolio.

         AST Gabelli Small-Cap Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Small-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST  Goldman  Sachs  Mid-Cap  Growth  Portfolio:  An annual  rate of 1.0% of the  average  daily net assets of the
Portfolio.

         AST Neuberger  Berman  Mid-Cap  Growth  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST  Neuberger  Berman  Mid-Cap  Value  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST Alger All-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli All-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST T. Rowe Price  Natural  Resources  Portfolio:  An annual rate of .90% of the  average  daily net assets of the
Portfolio.

         AST  Alliance  Growth  Portfolio:  An annual rate of .90% of the  portion of the  average  daily net assets of the
Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Marsico Capital Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Goldman  Sachs  Concetrated  Growth  Portfolio:  An annual rate of .90% of the average daily net assets of the
Portfolio.

         AST DeAM Large-Cap Growth Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST DeAM  Large-Cap  Value  Portfolio:  An annual rate of .85% of the average  daily net assets of the  Portfolio.
Prior to May 1, 2002, the  Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the Portfolio, for a total Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST  Alliance/Bernstein  Growth + Value  Portfolio:  An annual rate of .90% of the average daily net assets of the
Portfolio.

         AST  Sanford  Bernstein  Core  Value  Portfolio:  An annual  rate of .75% of the  average  daily net assets of the
Portfolio.

         AST Cohen & Steers Realty Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Sanford Bernstein  Managed Index 500 Portfolio:  An annual rate of .60% of the average daily net assets of the
Portfolio.

         AST American  Century  Income & Growth  Portfolio:  An annual rate of .75% of the average  daily net assets of the
Portfolio.

         AST  Alliance  Growth  and  Income  Portfolio:  An annual  rate of .75% of the  average  daily  net  assets of the
Portfolio.

         AST MFS Growth with Income Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST INVESCO Capital Income Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST DeAM Global  Allocation  Portfolio:  An annual rate of .10% of the average daily net assets of the  Portfolio.
Prior to May 1, 2002, the Investment  Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor for the Portfolio for a total  Investment  Management  fee equal to an annual rate of .75% of the average  daily net assets of the  Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

         AST American Century Strategic Balanced  Portfolio:  An annual rate of .85% of the average daily net assets of the
Portfolio.

         AST T. Rowe Price  Asset  Allocation  Portfolio:  An annual  rate of .85% of the  average  daily net assets of the
Portfolio.

         AST T.  Rowe  Price  Global  Bond  Portfolio:  An  annual  rate of .80% of the  average  daily  net  assets of the
Portfolio.

         AST Federated High Yield Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Lord  Abbett  Bond-Debenture  Portfolio:  An  annual  rate of .80% of the  average  daily  net  assets  of the
Portfolio.

         AST DeAM Bond Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST PIMCO Total Return Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST  PIMCO  Limited  Maturity  Bond  Portfolio:  An annual  rate of .65% of the  average  daily net  assets of the
Portfolio.

         AST Money  Market  Portfolio:  An  annual  rate of .50% of the  average  daily net  assets of the  Portfolio.  The
Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio.  The Investment Manager may terminate this voluntary agreement at any time after April 30, 2004.

         The  Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of each of the Portfolios  other than the AST DeAM Large-Cap  Value  Portfolio,  the AST
DeAM Large-Cap  Growth  Portfolio and the AST DeAM  Small-Cap  Value  Portfolio.  The  Investment  Manager has  voluntarily agreed to waive a portion  of its fee  equal to .10% of the  average  daily net  assets  for the AST DeAM  Large-Cap  Value
Portfolio and the AST DeAM Large-Cap Growth  Portfolio.  The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .15% of the  average  daily net assets  for the AST DeAM  Small-Cap  Value  Portfolio.  The  Investment
Manager may terminate these voluntary agreements at any time after April 30, 2004.

         The investment management fee paid for each of the past three fiscal years by each Portfolio was as follows:

                                                                                    Investment Management Fees
                                                                    2000                      2001                       2002
                                                                    ----                      ----                       ----
AST Strong International Equity                                6,275,789                 4,531,109                  3,326,254
AST William Blair International Growth                        15,376,284                 7,637,333                  4,293,095
AST American Century International Growth                      2,629,272                 3,724,627                  4,623,344
AST DeAM International Equity                                  3,269,601                 1,957,352                  1,329,260
AST MFS Global Equity                                             94,939                   424,195                    628,384
AST PBHG Small-Cap Growth                                      9,715,081                 4,078,228                  3,139,282
AST DeAM Small-Cap Growth                                      8,982,531                 5,992,043                  3,307,221
AST Federated Aggressive Growth                                    1,028                    76,948                    255,483
AST Goldman Sachs Small-Cap Value                              1,172,260                 2,980,201                  4,488,013
AST Gabelli Small-Cap Value                                    2,644,058                 3,984,951                  4,711,797
AST DeAM Small Cap Value                                               0                                               39,575
AST Goldman Sachs Mid-Cap Growth                                 314,191                   700,821                    591,558
AST Neuberger Berman Mid-Cap Growth                            6,409,535                 4,955,480                  3,457,835
AST Neuberger Berman Mid-Cap Value                             6,612,407                 8,529,633                  8,428,515
AST Alger All-Cap Growth                                       1,830,869                 7,225,980                  4,831,748
AST Gabelli All-Cap Value                                         11,564                 1,039,744                  1,317,381
AST T. Rowe Price Natural Resources                            1,035,364                 1,322,239                  1,334,498
AST Alliance Growth                                            4,102,734                 3,684,731                  3,051,290
AST MFS Growth                                                   371,052                 8,711,349                  6,513,842
AST Marsico Capital Growth                                    16,163,520                12,258,722                 10,727,760
AST Goldman Sachs Concentrated Growth                         49,558,070                26,556,021                 14,657,442
AST DeAM Large-Cap Growth                                              0                         0                    377,583
AST DeAM Large-Cap Value                                           5,278                   338,284                    766,469
AST Alliance/Bernstein Growth + Value                                  0                    75,451                    312,093
AST Sanford Bernstein Core Value                                       0                    85,387                    617,387
AST Cohen & Steers Realty                                        933,272                 1,306,673                  1,871,717
AST Sanford Bernstein Managed Index 500                        4,234,284                 3,774,212                  3,161,195
AST American Century Income & Growth                           3,480,798                 3,131,080                  2,344,395
AST Alliance Growth and Income                                11,031,609                12,891,016                 11,270,924
AST MFS Growth with Income                                       334,180                   878,198                    868,818
AST INVESCO Capital Income                                     8,434,414                 8,305,048                  6,322,699
AST DeAM Global Allocation                                     4,278,297                 3,942,792                  1,329,910
AST American Century Strategic Balanced                        1,881,967                 1,751,146                  1,649,127
AST T. Rowe Price Asset Allocation                             3,598,294                 3,081,375                  2,533,863
AST T. Rowe Price Global Bond                                  1,044,696                   916,292                  1,179,262
AST Federated High Yield                                       4,178,156                 4,055,451                  4,012,796
AST Lord Abbett Bond-Debenture                                     2,471                   267,351                    760,144
AST DeAM Bond                                                          0                         0                    603,169
AST PIMCO Total Return Bond                                    7,223,767                 9,324,202                 12,286,583
AST PIMCO Limited Maturity Bond                                2,530,829                 3,436,658                  5,426,765
AST Money Market                                               9,088,801                11,758,628                 12,719,198

         The  sub-advisory  fee paid by the Investment  Manager to the Sub-advisors for each Portfolio for each of the past three fiscal years was as follows:

                                                                                    Sub-advisory Fees
                                                                     2000                       2001                       2002
                                                                     ----                       ----                       ----
AST Strong International Equity(1)                              3,335,134                  2,409,743                  1,701,399
AST William Blair International Growth(2)                       8,317,803                  4,091,406                  2,081,813
AST American Century International Growth                       1,303,908                  1,676,082                  2,080,505
AST DeAM International Equity(3)                                1,795,026                  1,078,676                    576,549
AST MFS Global Equity                                              58,018                    180,283                    267,063
AST PBHG Small-Cap Growth(4)                                    4,456,437                  2,059,707                  1,612,792
AST DeAM Small-Cap Growth(5)                                    4,002,862                  2,718,864                  1,228,218
AST Federated Aggressive Growth                                       541                     73,889                    138,429
AST Goldman Sachs Small-Cap Value(6)                              584,790                  1,568,527                  2,362,112
AST Gabelli Small-Cap Value(7)                                  1,175,137                  1,836,514                  2,094,132
AST DeAM Small-Cap Value                                                0                          0                     22,327
AST Goldman Sachs Mid-Cap Growth(8)                               259,208                    385,050                    288,778
AST Neuberger Berman Mid-Cap Growth                             2,898,682                  2,210,682                  1,489,011
AST Neuberger Berman Mid-Cap Value                              3,659,113                  3,999,070                  3,640,460
AST Alger All-Cap Growth                                          772,603                  2,865,877                  1,999,653
AST Gabelli All-Cap Value                                          30,198                    437,787                    554,687
AST T. Rowe Price Natural Resources                               575,202                    734,577                    741,388
AST Alliance Growth(9)                                          1,756,312                  1,637,658                  1,356,129
AST MFS Growth                                                    164,912                  3,518,459                  2,721,362
AST Marsico Capital Growth                                      8,292,452                  5,670,785                  4,813,167
AST Goldman Sachs Concentrated Growth(10)                      23,083,815                 13,011,657                  6,884,621
AST DeAM Large-Cap Growth                                               0                          0                    100,689
AST DeAM Large-Cap Value(11)                                        2,903                    186,056                    255,360
AST Alliance/Bernstein Growth + Value                                   0                     33,534                    135,153
AST Sanford Bernstein Core Value                                        0                     28,462                    205,796
AST Cohen & Steers Realty                                         545,142                    722,669                    561,515
AST Sanford Bernstein Managed Index 500(12)                       823,159                    789,035                    686,866
AST American Century Income & Growth(13)                        1,728,399                  1,511,050                  1,144,051
AST Alliance Growth and Income                                  4,109,231                  4,790,227                  4,269,875
AST MFS Growth with Income                                        148,945                    361,254                    363,728
AST INVESCO Capital Income                                      3,807,575                  3,843,384                  2,948,983
AST DeAM Global Allocation(14)                                  2,251,648                  1,998,816                    677,284
AST American Century Strategic Balanced                           818,414                    796,060                    754,052
AST T. Rowe Price Asset Allocation                              1,145,822                    993,787                    832,754
AST T. Rowe Price Global Bond                                     522,348                    458,146                    589,631
AST Federated High Yield                                        1,510,219                  1,161,672                  1,147,339
AST Lord Abbett Bond-Debenture                                      1,081                     83,547                    237,545
AST DeAM Bond                                                           0                          0                    215,417
AST PIMCO Total Return Bond                                     2,876,139                  3,676,751                  4,911,076
AST PIMCO Limited Maturity Bond                                   995,826                  1,321,791                  2,087,217
AST Money Market(15)                                            1,209,010                  1,440,997                  1,380,531

(1) For fiscal year 2000,  the entire fee noted above was paid to AIM.  For fiscal  year 2001,  $2,360,387  was paid to AIM and $49,356 was paid to Strong Capital Management, Inc.
(2) For the fiscal year 2002,  $1,952,344  was paid to Janus Capital  Management LLC and $129,469 was paid to William Blair
& Company, LLC.
(3) For the  fiscal  years  2000  and  2001,  the  entire  fee  noted  above  was paid to  Founders  Asset  Management  LLC
("Founders").  For the fiscal year 2002,  $286,250 was paid to Founders and $290, 299 was paid to Deutsch Asset Management,
Inc.
(4)  For fiscal year 2000, the entire fee noted was paid to Janus Capital  Management LLC ("Janus"),  the prior Sub-advisor for the  Portfolio.  For the fiscal  year 2001,  $1,513,376  was paid to Janus and  $546,331  was paid to Pilgrim  Baxter &
Associates, Ltd.
(5) For the fiscal year 2000,  the entire fee noted above was paid to Zurich Scudder  Investments,  Inc.  ("Scudder"),  the
prior  Sub-advisor  for the  Portfolio.  For the fiscal year 2001,  $2,619,058  was paid to Scudder and $99,806 was paid to
Deutsche Asset Management, Inc.
(6) For the fiscal year 2000,  the entire fee noted above was paid to Lord,  Abbett & Co. LLC,  the prior  Sub-advisor  for the  Portfolio.  For the fiscal year 2001,  $433,623 was paid to Lord Abbett and $1,134,904 was paid to Goldman Sachs Asset
Management, L.P.
(7) For fiscal year 2000,  $968,668  was paid to T. Rowe Price and $206,469 was paid to GAMCO  Investors,  Inc.  ("GAMCO").
For fiscal year 2001, the entire fee noted was paid to GAMCO.
(8) For the fiscal year 2002,  $269,282  was paid to Janus  Capital  Management  LLC and $19,496 was paid to Goldman  Sachs
Asset Management, L.P.
(9) For fiscal year 2000,  $469,876 was paid to Oppenheimer and $1,286,436 was paid to Alliance  Capital  Management,  Inc.
("Alliance").  For fiscal year 2001, the entire fee noted was paid to Alliance.
(10) For the fiscal year 2002,  $6,411,347 was paid to Janus Capital  Management LLC and $473,274 was paid to Goldman Sachs
Asset Management, L.P.
(11) For the fiscal years 2000 and 2001,  the entire fee noted above was paid to Janus Capital  Management  LLC  ("Janus").
For the fiscal year 2002, $98,938 was paid to Janus and $156,422 was paid to Deutsche Asset Management, Inc.
(12) For fiscal year 2000,  $289,101  was paid to Banker  Trust and  $534,058  was paid to Sanford C.  Bernstein & Co. LLC.
("Bernstein").  For fiscal year 2001, the entire fee noted was paid to Bernstein.
(13) For fiscal  year 2000,  $1,525,780  was paid to Lord  Abbett & Co. LLC and  $2,583,451  was paid to  Alliance  Capital
Management, Inc. ("Alliance").  For fiscal year 2001, the entire fee noted was paid to Alliance.
(14) For  fiscal  years 2000 and 2001,  the entire fee noted was paid to AIM  Capital  Management,  Inc.  ("AIM").  For the fiscal year 2002, $564,530 was paid to AIM and $112, 754 was paid to Deutsche Asset Management, Inc.
(15) For fiscal years 2000, the entire fee noted above was paid to J.P. Morgan Investment  Management,  Inc.  ("JPM"),  the
prior  Sub-advisor  for the  Portfolio.  For fiscal year 2001,  $1,068,339  was paid to JPM and  $372,658 was paid to Wells
Capital Management, Incorporated, the current Sub-advisor for the Portfolio.

    The Investment Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the Trust to reimburse the  Portfolio  for any fiscal year in order to prevent  Portfolio  expenses  (exclusive  of taxes,  interest, brokerage commissions and extraordinary  expenses,  determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST Strong International Equity Portfolio:  1.75%

         AST PBHG Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST Goldman Sachs  Concentrated  Growth Portfolio:  1.35%.  Commencing  September 4, 1996, the Investment  Manager
has voluntarily  agreed to reimburse certain operating  expenses in excess of 1.33% for the AST Goldman Sachs  Concentrated
Growth Portfolio.  This voluntary agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Capital Income Portfolio:  1.20%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market Portfolio:  0.65%. The Investment  Manager has voluntarily  agreed to reimburse certain operating expenses  in  excess of 0.60% for the AST Money  Market  Portfolio.  This  voluntary  agreement  may be  terminated  by the
Investment Manager at any time after April 30, 2004.

         The Investment  Manager has also voluntarily  agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent  Portfolio  expenses  (exclusive  of taxes,  interest,  brokerage  commissions  and  extraordinary expenses,  determined  by the Trust or the  Investment  Manager,  but  inclusive of the  management  fee) from  exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST William Blair International Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio:  1.75%

         AST DeAM International Equity Portfolio:  1.50%

         AST MFS Global Equity Portfolio:  1.75%

         AST DeAM Small-Cap Growth Portfolio:  1.35%

         AST DeAM Small-Cap Value Portfolio:  1.15%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Goldman Sachs Mid-Cap Growth Portfolio:  1.35%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST DeAM Large-Cap Growth Portfolio:  0.99%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST DeAM Large-Cap Value Portfolio:  0.99%

         AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

         AST Sanford Bernstein Core Value Portfolio:  1.25%

         AST Sanford Bernstein Managed Index 500 Portfolio:  0.80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST DeAM Global Allocation:  0.35%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         AST DeAM Bond Portfolio:  0.99%

         Except with respect to the AST MFS Global  Equity  Portfolio,  for which the  Investment  Manager has committed to keep the above  limitation  in effect  until at least  April 30,  2004,  the  Investment  Manager may  terminate  the above voluntary  agreements  at any time.  Voluntary  payments of  Portfolio  expenses by the  Investment  Manager are subject to reimbursement  by the Portfolio at the Investment  Manager's  discretion  within the two year period following such payment to the extent  permissible  under applicable law and provided that the Portfolio is able to effect such  reimbursement  and remain in compliance with applicable expense limitations.

         Each Management  Agreement will continue in effect from year to year, provided it is approved,  at least annually, in the manner  stipulated in the 1940 Act. This  requires that each  Management  Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties  thereto or interested  persons of any such party,  cast in person at a meeting  specifically called for the purpose of voting on such approval.  Each Management  Agreement may be terminated without  penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by an Investment  Manager,
or by holders of a majority of the applicable  Portfolio's  outstanding  shares,  and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory  Agreements:  An  Investment  Manager  pays each  Sub-advisor  for the  performance  of  sub-advisory services  out of  its  Investment  Management  fee  and at no  additional  cost  to any  Portfolio.  The  fee  paid  to the
Sub-advisors  differs from Portfolio to Portfolio,  reflecting the objectives,  policies and restrictions of each Portfolio and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's  fee is accrued daily for purposes of determining the amount payable to the Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

         Strong Capital Management,  Inc. for the AST Strong  International  Equity Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .45% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .40% of the portion  over $500  million but not in excess of $1 billion;  plus .35% of the portion in excess of $1  billion.  Prior to  December  10,  2001,  the  Investment  Manager  had  engaged A I M Capital  Management,  Inc. as
Sub-advisor  for the  Portfolio  (formerly  the AST AIM  International  Equity  Portfolio)  for an annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that was managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being  similar  to the  Portfolio  : .55% of the  portion  of the  combined  average  daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         William Blair & Company,  LLC for the AST William Blair  International  Growth Portfolio:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Portfolio and the series of American  Skandia
Advisor Funds that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the  Portfolio:  .30% of the portion of the  combined  average  daily net assets not in excess of $500  million;
plus .25% of the  portion  over $500  million  but not in excess of $1  billion;  plus .20% of the  portion in excess of $1 billion.  Prior to November 11, 2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the  Portfolio  (formerly,  the AST Janus  Overseas  Growth  Portfolio)  for an annual  rate of .60% of the  portion of the average  daily net  assets  of the  Portfolio  not in excess of $100  million;  when the  average  daily net  assets of the
Portfolio  equal or exceed  $100  million,  the  annual  rate will be .50% of the  entire  average  daily net assets of the
Portfolio.

         American  Century  Investment  Management,  Inc.  for the AST American  Century  International  Growth  Portfolio:
Because of the large  amount of assets  being  sub-advised  for the  Investment  Manager  by  American  Century  Investment
Management,  Inc., the Investment  Manager was able to negotiate a reduction to American  Century's  standard fee schedule.
Such reduced fee  schedule is an annual rate of .45% of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio.

         Deutsche Asset  Management,  Inc. for the AST DeAM  International  Equity  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar  to the  Portfolio:  .30% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .25% of the portion  over $500  million but not in excess of $1  billion;  plus .20% of the portion  over $1 billion.  Prior to May 1, 2002, the Investment  Manager had engaged  Founders Asset  Management LLC as Sub-advisor  for the
Portfolio  (formerly  the AST Founders  Passport  Portfolio)  for an annual rate of .60% of the average daily net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the average net assets in excess of $100 million.

         Massachusetts  Financial  Services  for the AST MFS Global  Equity  Portfolio:  An annual rate of .425% of average daily net assets of the Portfolio.

         Pilgrim  Baxter &  Associates,  Ltd.  for the AST PBHG  Small-Cap  Growth  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .50% of the  portion  of the  combined  average  daily net assets not in excess of $100 million;  plus .45% of the portion over $100 million but not in excess of $400 million;  plus .40% of the portion over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900  million.  Between  January 1, 1999 and September 17, 2001, the  Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the AST PBHG
Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio),  for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .45% of the portion of the net assets over $100  million but not in excess of $500  million;  plus .40% of the portion of the net assets over $500 million  but not in excess of $1 billion;  plus .35% of the portion of the net assets over $1 billion.  Prior to January 1,
1999,  the Investment  Manager had engaged  Founders Asset  Management LLC as Sub-advisor  for the Portfolio  (formerly the
Founders  Capital  Appreciation  Portfolio),  for a total  Sub-advisory fee of .65% of the portion of the average daily net assets of the Portfolio  not in excess of $75 million;  plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Growth  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .35% of the  portion  of the  combined  average  daily net assets not in excess of $100 million;  plus .30% of the portion over $100 million but not in excess of $300 million;  plus .25% of the portion over $300 million but not in excess of $500  million;  plus .20% of the  portion in excess of $500  million.  Prior to  December  10,
2001, the Investment Manager had engaged Zurich Scudder  Investments,  Inc. as Sub-advisor for the Portfolio  (formerly the
AST Scudder  Small-Cap  Growth  Portfolio)  for an annual rate of .50% of the average daily net assets of the Portfolio not in  excess of $100  million;  plus .45% of the  portion  of the net  assets  over  $100  million  but not in excess of $400 million;  plus .40% of the portion of the net assets over $400 million but not in excess of $900 million;  plus .35% of the portion of the net assets over $900 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Value  Portfolio:  An  annual  rate  equal to the following  percentages of the average daily net assets of the Portfolio:  .35% of the portion of the combined average daily net assets not in excess of $100  million;  plus .30% of the portion over $100  million but not in excess of $300  million;
plus .25% of the portion  over $300 million but not in excess of $500  million;  plus .20% of the portion in excess of $500 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Growth  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .20% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .15% of the portion  over $500  million but not in excess of $1 billion;  plus .10% of the portion in excess of $1 billion.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Value  Portfolio:  An  annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .20% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .15% of the portion  over $500  million but not in excess of $1 billion;  plus .10% of the portion in excess of $1 billion.  Prior to May 1, 2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the  Portfolio  (formerly  the AST Janus  Strategic  Value  Portfolio)  for an annual rate of .55% of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the average net assets in excess of
$100  million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500  million but not in excess of $2 billion; plus .40% of the portion of the net assets over.

         Federated Investment  Counseling for the AST Federated Aggressive Growth Portfolio:  An annual rate of .50% of the portion of the  average  daily net assets not in excess of $100  million;  plus .45% of the  portion of the net assets over
$100  million but not in excess of $400  million;  plus .40% of the portion of the net assets over $400  million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Goldman Sachs Asset Management,  L.P. for the AST Goldman Sachs Small-Cap Value Portfolio:  An annual rate of .50%
of the average daily net assets of the Portfolio.

         Goldman Sachs Asset Management,  L.P. for the AST Goldman Sachs Mid-Cap Growth Portfolio:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Portfolio and AST Goldman Sachs  Concentrated
Growth  Portfolio and the following  series of American  Skandia Advisor Funds,  ASAF Goldman Sachs Mid-Cap Growth Fund and
ASAF Goldman Sachs  Concentrated  Growth Fund,  that are managed by the  Sub-Advisor  and identified by the Sub-advisor and the  Investment  Manager  as being  similar  to the Funds  .28% of the  portion  of the  average  daily  net  assets of the
Portfolios  not in excess of $1 billion  plus .25% of the portion of the net assets over $1 billion.  Prior to November 11,
2002,  the Investment  Manager had engaged Janus Capital  Management LLC as  Sub-advisor  for the Fund  (formerly,  the AST
Janus Mid-Cap Growth  Portfolio)  for an annual rate of 50% of the portion of the combined  average daily net assets not in excess of $250  million;  plus .45% of the portion  over $250 million but not in excess of $750  million;  plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Goldman Sachs Asset  Management,  L.P. for the AST Goldman Sachs  Concentrated  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and AST Goldman  Sachs
Mid-Cap  Growth Fund and the  following  series of American  Skandia  Advisor  Funds,  ASAF Goldman  Sachs  Mid-Cap  Growth
Portfolio and ASAF Goldman Sachs Concentrated  Growth Portfolio,  that are managed by the Sub-Advisor and identified by the
Sub-advisor  and the  Investment  Manager as being similar to the  Portfolios  .28% of the portion of the average daily net assets of the  Portfolios  not in excess of $1 billion  plus .25% of the portion of the net assets  over $1 billion.  Prior to November 11, 2002, the  Investment  Manager had engaged Janus Capital  Management  LLC as Sub-advisor  for the Portfolio
(formerly, the AST Janus Mid-Cap Growth Portfolio) for an annual rate of .45% of the average daily net assets of the Fund.

         GAMCO  Investors,  Inc.  for the AST Gabelli  Small-Cap  Value  Portfolio:  An annual rate equal to the  following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .40% of the portion of the combined average daily net assets not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion.  Prior to October 13,  2000,  the  Investment  Manager had engaged T. Rowe Price
Associates,  Inc. as Sub-advisor for the Portfolio  (formerly the AST T. Rowe Price Small Company Value  Portfolio),  for a
total  Sub-advisory  fee of .60% of the  portion  of the  average  daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the  portion of the net  assets  over $20  million  but not in excess of $50  million.  When the net assets of the  Portfolio  exceeded $50 million,  the fee was an annual rate of .50% of the average  daily net assets of the
Portfolio.

         Neuberger  Berman  Management Inc. for the AST Neuberger Berman Mid-Cap Growth  Portfolio:  An annual rate of .45%
of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .40% of the portion of the net assets over $100 million.  Prior to May 1, 1998, the Investment Manager had engaged Berger  Associates,  Inc. as
Sub-advisor for the Portfolio  (formerly,  the Berger Capital Growth  Portfolio),  for a total  Sub-advisory fee of .55% of the average daily net assets of the  Portfolio not in excess of $25 million;  plus .50% of the portion of average daily net assets  over $25 million but not in excess of $50  million;  plus .40% of the portion of the average  daily net assets over
$50 million.

         Neuberger Berman  Management Inc. for the AST Neuberger Berman Mid-Cap Value Portfolio:  An annual rate of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $750  million;  plus .45% of the portion of the net assets  over $750  million  but not in excess of $1  billion;  plus .40% of the  portion  in excess of $1  billion.
Prior to May 1, 1998, the Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio
(formerly,  the Federated  Utility Income  Portfolio),  for a total  Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio  not in excess $25 million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

         Commencing  January 1, 2002,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined  average daily net assets of the AST Neuberger  Berman Mid-Cap
Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio  (together,  the  "Portfolios"),  and the series of
American  Skandia Advisor Funds,  Inc. that are managed by the Sub-advisor and identified by the Sub-advisor and Investment
Manager as being  similar to the  Portfolios  is in effect:  .40% of the portion of the combined  average  daily net assets not in excess of $2 billion;  plus .35% of the portion  over $2 billion.  Commencing  January 1, 2002,  the  following  fee schedule  will be in effect:  .40% of the  portion of the  combined  average  daily net assets not in excess of $1 billion;
plus .35% of the portion over $1 billion.

         Fred Alger  Management,  Inc. for the AST Alger All-Cap  Growth  Portfolio:  An annual rate equal to the following percentages  of the combined  average  daily net assets of the  Portfolio  of the Trust and the series of American  Skandia
Advisor  Funds,  Inc.  that is managed  by the  Sub-advisor  and  identified  by the  Sub-advisor  as being  similar to the
Portfolio:  .40% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .35% of the portion of the net assets over $500  million  but not in excess of $1  billion;  plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         GAMCO  Investors,  Inc.  for the AST  Gabelli  All-Cap  Value  Portfolio:  An annual  rate equal to the  following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the  Portfolio:  .50% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .40% of the portion of the net assets over $500  million.  Commencing  October 23, 2000,  GAMCO  Investors,  Inc.  has  voluntarily agreed to waive a portion of its fee equal to the  following  percentages  of the combined  average daily net assets of the
Portfolio and the  corresponding  series of American Skandia Advisor Funds,  Inc.  referenced above: .10% of the portion of the combined  average  daily net assets not in excess of $500  million,  .05% of the combined  assets over $500 million but not in excess of $1  billion,  and .10% of the  combined  assets  over $1  billion.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         T. Rowe Price Associates,  Inc. for the AST T. Rowe Price Natural Resources  Portfolio:  An annual rate of .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;  plus .50% of the portion of the net  assets  over $20  million  but not in excess of $50  million.  When the net  assets of the  Portfolio  exceed  $50 million, the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         Alliance  Capital  Management  L.P. for the AST  Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio.
Between December 31, 1998 and April 30, 2000 the Investment Manager had engaged  OppenheimerFunds,  Inc. as Sub-advisor for the  Portfolio at a total  Sub-advisory  fee of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500  million;  plus .30% of the  portion of the net assets  over $500  million  but not in excess of $1 billion;
plus .25% of the portion of the net assets over $1 billion.  Prior to January 1, 1999, the  Investment  Manager had engaged
Robertson,  Stephens & Company Investment  Management,  L.P. as Sub-advisor for the Portfolio,  at a total Sub-advisory fee of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $200  million;  plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial Services Company for the AST MFS Growth Portfolio:  An annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio,  the AST MFS Growth with Income  Portfolio and the domestic  equity series of American  Skandia  Advisor  Funds,  Inc.  that is managed by  Massachusetts  Financial  Services
Company:  .40% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion over $600 million but not in excess of $900  million;  plus .325% of the portion  over $900  million,  but not over $1.5  billion;  plus .25% of the portion in excess of $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital Growth  Portfolio:  An annual rate of 0.45% of the average daily net assets of the Portfolio.  Commencing  March 1, 2001,  Marsico  Capital  Management,  LLC has  voluntarily agreed to waive the portion of its fee that exceeds the following  percentage  of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Investment  Manager and  Sub-advisor as being similar to the Portfolio:  .40% of the combined  average daily net assets of the Portfolio.  The Sub-advisor may terminate this voluntary agreement at any time.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Value  Portfolio:  An  annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .20% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .15% of the portion  over $500  million but not in excess of $1 billion;  plus .10% of the portion in excess of $1 billion.  Prior to May 1, 2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the Portfolio  (formerly the AST Janus Strategic Value  Portfolio) for an annual rate of .55% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the net assets  over $100 million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion;  plus .40% of the  portion of the net assets over $2 billion but not in excess of $5 billion;  plus .375% of the  portion  of the net assets  over $5  billion  but not in excess of $10  billion;  plus .35% of the  portion of the net assets over $10 billion.

         Alliance Capital Management L.P. for the growth portion of the AST Alliance/Bernstein Growth + Value Portfolio:
An annual rate equal to .40% of the combined average daily net assets of the Growth Portfolio of the Portfolio and the
Growth Portfolio of the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Portfolio (specifically, the Growth portion of the
ASAF Alliance/Bernstein Growth + Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the value portion of the AST Alliance/Bernstein  Growth + Value Portfolio:  An
annual rate equal to .40% of the combined  average  daily net assets of the Value  Portfolio of the Portfolio and the Value
Portfolio of the series of American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-Adviser and identified by the
Sub-Adviser  and the  Investment  Manager as being  similar to the Portfolio  (specifically,  the Value portion of the ASAF
Alliance/Bernstein Growth + Value Fund)

         Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein Core Value  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar  to the  Portfolio:  .25% of the  portion  of the  combined  average  daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Cohen & Steers Capital  Management,  Inc. for the AST Cohen & Steers Realty  Portfolio:  An annual rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .40% of the portion of the net assets over $100  million but not in excess of $250  million;  plus .30% of the portion of the net assets over $250 million.  Commencing January 1,2002,  Cohen & Steers Capital Management,  Inc. has voluntarily agreed to waive a portion of its fee:  .30% of the portion not in excess of $350  million,  .25% of the assets over $350 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed Index 500 Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio:  .1533% of the  portion of the  combined  average  daily net assets not in excess of $300 million;  plus .10% of the  portion of the net assets over $300  million.  Notwithstanding  the  foregoing,  the  following annual rate will apply for each day that the combined  average daily net assets are not in excess of $300 million:  .40% of the first $10 million of the combined  average daily net assets;  plus .30% of the next $40 million of the combined average daily net assets;  plus .20% of the next $50 million of the combined  average daily net assets;  plus .10% of the next $200 million of the combined  average daily net assets.  Prior to May 1, 2000, the Investment  Manager had engaged Bankers Trust
Company as Sub-advisor  for the Portfolio at a total  Sub-advisory  fee equal to the following  percentages of the combined average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor  and identified by the Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .17% of the portion  of the  combined  average  daily net  assets not in excess of $300  million;  plus .13% of the  portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         American Century Investment  Management,  Inc. for the AST American Century Income & Growth Portfolio:  Because of
the large amount of assets being sub-advised for the Investment  Manager by American Century Investment  Management,  Inc.,
the  Investment  Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate of: .40% of the portion of the average  daily net assets of the  Portfolio not in excess of $100 million;  plus .35% of the portion of the net assets over $100 million but not in excess of $500 million;  plus .30% of the portion of the net assets over $500 million.

         Alliance  Capital  Management L.P. for the AST Alliance Growth and Income  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .30% of the portion of the combined  average daily net assets not in excess of $1 billion;
plus .25% of the  portion  over $1 billion  but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5 billion.  Prior to May 1, 2000 the  Investment  Manager had engaged  Lord,  Abbett as  Sub-advisor  for the  Portfolio at a total  Sub-advisory  fee of .50% of the  portion of the  average  daily net assets of the  Portfolio  not in excess of $200 million;  plus .40% of the portion  over $200  million but not in excess of $500  million;  plus .375% of the portion  over
$500  million  but not in excess of $700  million;  plus .35% of the  portion  over $700  million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts  Financial  Services Company for the AST MFS Growth with Income  Portfolio:  An annual rate equal to the following  percentages of the combined average daily net assets of the Portfolio,  the AST MFS Growth Portfolio and the
domestic  equity series of American  Skandia  Advisor  Funds,  Inc.  that is managed by  Massachusetts  Financial  Services
Company:  .40% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion over $600 million but not in excess of $900  million;  plus .325% of the  portion  over $900  million  but not over $1.5  billion;  plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group, Inc. for the AST INVESCO Capital Income  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .45% of the portion of the net assets over $25  million  but not in excess of $75  million;  plus .40% of the  portion of the net assets in excess of $75 million but not in excess of $100  million;  and .35% of the portion of the net assets over $100 million.  Commencing  May 1, 2000,
INVESCO Funds Group,  Inc. has  voluntarily  agreed to waive a portion of its fee so that the following fee schedule  based on the combined  average  daily net assets of the  Portfolio and the ASAF INVESCO  Capital  Income  Portfolio is in effect:
..35% of the portion of the  combined  average  daily net assets not in excess of $1 billion;  plus .30% of the portion over
$1 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Global  Allocation  Portfolio:  An annual  rate equal to the following  percentages of the average daily net assets of the Portfolio:  .25% of the portion of the combined average daily net assets not in excess of $200  million;  plus .20% of the portion in excess of $200 million.  Prior to May 1, 2002,  the
Investment  Manager had engaged A I M Capital  Management,  Inc. as  Sub-advisor  for the  Portfolio  (formerly the AST AIM
Balanced  Portfolio)  for an annual  rate of .45% of the portion of the average  daily net assets of the  Portfolio  not in excess of $75 million;  plus .40% of the portion of the average daily net assets of the Portfolio  over $75 million but not in excess of $150  million;  plus .35% of the portion of the average  daily net assets of the  Portfolio  in excess of $150 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Bond  Portfolio:  An  annual  rate  equal  to the  following percentages  of the combined  average daily net assets of the Portfolio and any future series of American  Skandia  Advisor
Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .25% of the portion of the  combined  average  daily net assets not in excess of $200  million;
plus .20% of the portion in excess of $200 million.

         American Century Investment  Management,  Inc. for the AST American Century Strategic Balanced Portfolio:  Because
of the large amount of assets being  sub-advised  for the Investment  Manager by American  Century  Investment  Management,
Inc., the Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee  schedule  is an annual  rate  equal to the  following  percentages  of the  combined  average  daily net assets of the
Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the
Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .45% of the portion of the combined  average daily net assets of the  Portfolio  not in excess of $50  million;  plus .40% of the  portion  over $50  million but not in excess of $100  million;  plus .35% of the portion  over $100 million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Asset Allocation  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

         T. Rowe Price International,  Inc. for the AST T. Rowe Price Global Bond Portfolio:  An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated Investment Counseling for the AST Federated High Yield Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  under $30 million;  plus .40% of the portion of the net assets equal to or in excess of $30  million  but under $50  million;  plus .30% of the  portion  equal to or in excess of $50  million but under $75 million;  and .25% of the portion  equal to or in excess of $75 million.  Commencing  January 1, 2001,  Federated
Investment  Counseling  has  voluntarily  agreed to waive a portion of its fee so that the following fee schedule  based on the combined  average daily net assets of the  Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor and Investment  Manager as being similar to the Portfolio is in effect:  .25% of the portion of the combined  average  daily net assets net assets not in excess of $200  million;  plus
..20% of the portion over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Lord,  Abbett & Co. LLC for the AST Lord Abbett  Bond-Debenture  Portfolio:  An annual rate of .35% of the portion of the average daily net assets of the  Portfolio  not in excess of $1 billion;  plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; and .20% of the portion over $1.5 million.

         Pacific Investment  Management  Company LLC for the AST PIMCO Total Return Bond Portfolio:  An annual rate of .30%
of the average daily net assets of the  Portfolio not in excess of $150 million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the Sub-advisor has voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150  million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited Maturity Bond Portfolio:  An annual rate of
..30% of the average daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee  equal to .05% of the  portion  of the  Portfolio's  average  daily net  assets  not in  excess  of $150  million.  The
Sub-advisor may terminate this voluntary agreement at any time.

         Wells Capital Management,  Incorporated for the AST Money Market Portfolio:  An annual rate equal to the following percentages  of the combined  average  daily net assets of the Portfolio  and the series of American  Skandia  Master Trust that is managed by the Sub-Adviser and is similar to the Portfolio:  .07% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .05% of the portion over $500 million but not in excess of $1.5  billion;  plus
..04% of the portion in excess of $1.5  billion.  Prior to September  17, 2001,  2001,  the  Investment  Manager had engaged
J.P. Morgan  Investment  Management,  Inc. as Sub-advisor for the Portfolio at a total  Sub-advisory  fee of an annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio and the series of American
Skandia Master Trust that is managed by J.P.  Morgan  Investment  Management,  Inc. and identified by it and ASISI as being similar to the  Portfolio:  .09% of the portion of the  combined  average  daily net assets not in excess of $500  million;
plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Pilgrim  Baxter &  Associates,  Ltd. is an  indirect,  wholly-owned  subsidiary  of Old Mutual plc, a London based international financial services organization.

         Deutsche Asset Management, Inc. ("DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized  in 1999 as  successor to the  investment advisory  business  of a New York  corporation  of the  same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr.
Mario J. Gabelli may be deemed a  "controlling  person" of GAMCO on the basis of his  controlling  interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and investment management business.

         Alliance Capital Management  Corporation ("ACMC"), is an indirect wholly-owned  subsidiary of AXA Financial,  Inc.
("AXA Financial"),  is the general partner of Alliance Capital Management,  L.P. ("Alliance  Capital").  As of December 31,
2001, Alliance Capital Management Holding L.P.  ("Alliance  Holding") owned approximately 30.1% of the outstanding units of limited  partnership  interest in Alliance Capital  ("Alliance  Units").  ACMC is the general partner of Alliance  Holding, whose equity interests are traded on the New York Stock Exchange,  Inc.  ("NYSE") in the form of units  ("Alliance  Holding
Units"). As of December 31, 2001, AXA Financial,  together with certain of its wholly-owned  subsidiaries,  including ACMC, beneficially  owned  approximately  2.1% of the outstanding  Alliance  Holding Units and 51.7% of the outstanding  Alliance
Units.  AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Massachusetts  Financial  Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings,
Inc. which in turn is an indirect  wholly owned  subsidiary of Sun Life Services of Canada,  Inc. ( a diversified  services organization).

         Lord, Abbett & Co. LLC ("Lord Abbett") is a Delaware limited liability  company with the following  Partners,  all of whom are actively  involved in the management of Lord Abbett:  Tracie E. Ahern, Joan A. Binstock,  Michael Brooks,  Zane
E. Brown,  Patrick Browne,  Daniel E. Carper, John J. DiChiaro,  Sholom Dinsky,  Lesley-Jane Dixon, Robert S. Dow, Kevin P.
Ferguson,  Robert P. Fetch,  Daria L. Foster,  Daniel H. Frascarelli,  Robert I. Gerber,  Michael S. Goldstein,  Michael A.
Grant,  Howard E. Hansen,  Paul A. Hilstad,  W. Charles Hofer,  W. Thomas Hudson,  Jr., Cinda Hughes,  Ellen G.  Itskovitz,
Lawrence H. Kaplan,  Robert A. Lee, Maren Lindstrom,  Gregory M. Macosko,  Thomas Malone,  Charles Massare, Jr., Stephen J.
McGruder,  Paul McNamara,  Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus,  III, R. Mark Pennington,  Walter Prahl,
Michael Rose,  Eli M.  Salzmann,  Douglas B. Sieg,  Richard  Sieling,  Michael T. Smith,  Richard  Smola,  Diane  Tornejal,
Christopher J. Towle, Edward K. von der Linde and Marion Zapolin.

         All of the voting stock of Neuberger Berman  Management Inc. is owned by Neuberger Berman Inc., a  publicly-traded company listed on the NYSE.

         Marsico Capital Management LLC is a wholly-owned indirect subsidiary of Bank of America Corporation.

         Martin Cohen and Robert H. Steers may be deemed "controlling  persons" of Cohen & Steers Capital Management,  Inc.
on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         T. Rowe Price International, Inc. an indirect wholly owned subsidiary of T. Rowe Price Group, Inc.

         Federated  Investment  Counseling,  organized as a Delaware business trust in 1989 is a wholly owned subsidiary of
Federated Investors.

         Pacific  Investment  Management Company LLC ("PIMCO"),  a Delaware limited liability  company,  is a subsidiary of
Allianz  Dresdner Asset  Management of America L.P.,  formerly PIMCO Advisors L.P.  ("ADAM LP").  Allianz AG ("Allianz") is
the indirect  majority  owner of ADAM LP.  Allianz is a  European-based,  multinational  insurance and  financial  services holding company.  Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

         The Administrator  and Transfer and Shareholder  Servicing Agent:  PFPC Inc. (the  "Administrator"),  103 Bellevue
Parkway,  Wilmington,  Delaware 19809, a Delaware corporation that is an indirect wholly-owned  subsidiary of PNC Financial
Corp.,  serves as the  Administrator  and  Transfer  and  Shareholder  Servicing  Agent for the Trust.  Pursuant to a Trust
Accounting and  Administration  Agreement between the Trust and the Administrator,  dated May 1, 1992 (the  "Administration
Agreement"),  the  Administrator  has agreed to provide certain fund accounting and  administrative  services to the Trust, including,  among other services,  accounting relating to the Trust and investment  transactions of the Trust;  computation of daily net asset values;  maintaining  the Trust's books of account;  assisting in monitoring,  in  conjunction  with the
Investment Manager,  compliance with the Portfolios'  investment  objectives,  policies and restrictions;  providing office space and equipment necessary for the proper  administration and accounting functions of the Trust;  monitoring  investment activity  and  income of the Trust for  compliance  with  applicable  tax laws;  preparing  and filing  Trust tax  returns;
preparing  financial  information in connection  with the  preparation of the Trust's  annual and  semi-annual  reports and making  requisite  filings  thereof;  preparing  schedules of Trust share  activity for footnotes to financial  statements;
furnishing financial  information  necessary for the completion of certain items to the Trust's registration  statement and necessary to prepare and file Rule 24f-2 notices;  providing an  administrative  interface  between the Investment  Manager and the Trust's  custodian;  creating and maintaining all necessary  records in accordance with applicable  laws, rules and regulations,  including,  but not limited to, those records  required to be kept  pursuant to the 1940 Act; and  performing such other  duties  related to the  administration  of the Trust as may be requested by the Board of Trustees of the Trust.
The  Administrator  does not have any  responsibility  or  authority  for the  management  of the assets of the Trust,  the determination of its investment  policies,  or for any matter  pertaining to the  distribution of securities  issued by the
Trust.

         Under the terms of the Administration  Agreement,  the Administrator shall not be liable for any error of judgment or  mistake  of law or for any loss or  expense  suffered  by the  Trust,  in  connection  with the  matters  to which  the
Administration  Agreement  relates,  except for a loss or expense resulting from willful  misfeasance,  bad faith, or gross negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under the Agreement. Any person, even though also an officer,  director,  partner,  employee or agent of the Administrator, who may be or become an officer,  Trustee,  employee or agent of the Trust,  shall be deemed when rendering services to the
Trust or acting on any  business of the Trust  (other than  services or  business in  connection  with the  Administrator's duties under the  Administration  Agreement) to be rendering  such services to or acting solely for the Trust and not as an officer,  director,  partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities provided by the Administrator under the Administration  Agreement, the Trust has agreed to pay to the  Administrator  the greater of certain  percentages  of the average  daily net assets of each  Portfolio or certain  specified  minimum annual amounts  calculated  for each  Portfolio.  Except for the AST Sanford
Bernstein  Managed Index 500  Portfolio,  the  percentages of the average daily net assets are: (a) 0.10% of the first $200 million;  (b) 0.06% of the next $200 million;  (c) 0.0275% of the next $200 million;  (d) 0.02% of average daily net assets over $1 billion.  The  percentages  for the AST Sanford  Bernstein  Managed Index 500 Portfolio are: (a) 0.05% of the first
$200  million;  (b) 0.03% of the next  $200  million;  (c)  0.0275  of the next  $200  million;  (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

         The minimum amount is $75,000 for each of the AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth
Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST Gabelli Small-Cap Value Portfolio,  the AST Neuberger
Berman  Mid-Cap  Growth  Portfolio,  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST T. Rowe Price  Natural
Resources Portfolio,  the AST Alliance Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST Cohen & Steers
Realty  Portfolio,  the AST Sanford  Bernstein  Managed  Index 500  Portfolio,  the AST  American  Century  Income & Growth
Portfolio,  the AST Lord Abbett Growth and Income Portfolio,  the AST INVESCO Capital Income Portfolio, the AST DeAM Global
Allocation  Portfolio,  the AST American  Century  Strategic  Balanced  Portfolio,  the AST T. Rowe Price Asset  Allocation
Portfolio,  the AST  Federated  High Yield  Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST PIMCO  Limited
Maturity Bond Portfolio and the AST Money Market Portfolio.  The minimum amount is $100,000 for the AST DeAM  International
Equity Portfolio,  the AST Strong  International  Equity Portfolio,  the AST William Blair International  Growth Portfolio,
the AST  American  Century  International  Growth  Portfolio  and the AST T. Rowe Price Global Bond  Portfolio.  For all of
these  Portfolios,  monthly fees have been frozen at the amounts paid for the month of December 1999.  Monthly fees for the
AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and the MFS Growth with Income  Portfolio have been frozen at levels  determined  under the  asset-based  fee schedule set forth above based on December  1999 asset  levels,  without regard to any minimum  amounts.  The fees payable to the  Administrator  for those  Portfolios  that  commenced  operations during 2000 and 2001( the AST Federated  Aggressive Growth Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio,  the
AST Alger All-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST DeAM Large-Cap Value Portfolio,  and
the AST Lord Abbett  Bond-Debenture  Portfolio,  the AST  Alliance/Bernstein  Growth + Value  Portfolio and the AST Sanford
Bernstein  Core Value  Portfolio)  are not subject to any freeze and each such  Portfolio  will pay the  Administrator  the greater  of the asset  based fee or a  phased-in  minimum  amount  equal to  $34,375  for the  first  twelve  months of the
Portfolio's  operations.  The fees payable to the  Administrator  for those  Portfolios that have not commenced  operations prior to the date of this Statement (the AST DeAM Small-Cap Value  Portfolio,  the AST DeAM Large-Cap  Growth Portfolio and
the AST DeAM Bond Portfolio) are not subject to any freeze and each such Portfolio will pay the  Administrator  the greater of the asset based fee or a  phased-in  minimum  amount  equal to $34,375 for the first  twelve  months of the  Portfolio's operations.  These fee  arrangements  will  remain in  effect  until  such time as the  aggregate  fee  resulting  from the application  of  revised  fee  schedules  based  on the  combined  average  daily  net  assets  of each  Portfolio  and the corresponding  series of American  Skandia Advisor Funds,  Inc. would result in a lower fee, at which point the revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes,  checks, toll-free lines (if requested by the Trust), telephone,  hardware and telephone lines for remote terminals (if required by the Trust),  wire fees,  certificate  issuance fees,  microfiche and  microfilm,  telex,  federal express,  outside  independent  pricing service  charges,  record  retention/storage  and proxy  solicitation,  mailing and tabulation  expenses (if required by the Trust).  For the years ended December 31, 2000,  2001 and 2002, the Trust paid the
Administrator $9,929,219,  $10,876,193 and $10,173,593  respectively.  These amounts do not included out-of-pocket expenses for which the Administrator was reimbursed.

         The  Administration  Agreement  provides  that it will  continue in effect from year to year.  The  Administration
Agreement is terminable,  without penalty, by the Board of Trustees,  by vote of a majority (as defined in the 1940 Act) of the  outstanding  voting  securities,  or by the  Administrator,  on not less than sixty days' notice.  The  Administration
Agreement shall automatically  terminate upon its assignment by the Administrator  without the prior written consent of the
Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

         Subject to the  supervision  of the Board of Trustees of the Trust,  decisions to buy and sell  securities for the
Trust  are made  for each  Portfolio  by its  Sub-advisor.  Generally,  the  primary  consideration  in  placing  Portfolio securities  transactions  with  broker-dealers  is to obtain,  and maintain the  availability of, execution at the best net price available and in the most effective  manner  possible.  Each  Sub-advisor is authorized to allocate the orders placed by it on behalf of the  applicable  Portfolio  to brokers who also  provide  research  or  statistical  material,  or other services  to the  Portfolio  or the  Sub-advisor  for  the  use of the  applicable  Portfolio  or the  Sub-advisor's  other accounts.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall  determine.  The Sub-advisor may consider  sale of shares of the  Portfolios  or variable  insurance  products  that use the  Portfolios  as  investment vehicles,  or may  consider or follow  recommendations  of the  Investment  Manager that take such sales into  account,  as factors in the selection of brokers to effect portfolio  transactions for a Portfolio,  subject to the requirements of best net price  available and most  favorable  execution.  In this regard,  the Investment  Manager has directed  certain of the
Sub-advisors to try to effect a portion of their Portfolios'  transactions  through  broker-dealers that give prominence to variable  insurance  products using the Portfolios as investment  vehicles,  to the extent  consistent  with best net price available and most favorable execution.

         As noted  above,  a  Sub-advisor  may  purchase  new  securities  on  behalf  of the  applicable  Portfolio  in an underwritten  fixed  price  offering.  In these  situations,  the  underwriter  or selling  group  member may  provide  the
Sub-advisor  with  research in addition  to selling  the  securities  (at the fixed  public  offering  price).  Because the offerings are conducted at a fixed price,  the ability to obtain research from a broker/dealer  in this situation  provides knowledge that may benefit the Portfolio without incurring  additional  costs.  These  arrangements may not fall within the safe harbor of Section 28(e) of the Securities  Exchange Act of 1934 because the  broker/dealer  is considered to be acting in a  principal  capacity  in  underwritten  transactions.  However,  the  NASD  has  adopted  rules  expressly  permitting broker/dealers  to provide  bona fide  research  to  advisors  in  connection  with fixed  price  offerings  under  certain circumstances.  As a general matter,  in these  situations,  the underwriter or selling group member will provide  research credits at a rate that is higher than that which is available for secondary market transactions.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate  orders to brokers or dealers  affiliated with the Sub-advisor or the Investment  Manager.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall determine and the Sub-advisor  will report on said allocations either to the  Investment  Manager,  which will report on such  allocations  to the Board of  Trustees,  or, if  requested, directly to the Board of Trustees.

         In selecting a broker to execute each particular  transaction,  each Sub-advisor  will take the following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker;  the size and difficulty in executing the order;  and the value of the expected  contribution  of the broker to the investment  performance of the Portfolio on a continuing basis.  Accordingly,  the cost of the brokerage commissions in any  transaction  may be greater than that  available  from other brokers if the  difference is reasonably  justified by other  aspects of the brokerage  services  offered.  Subject to such  policies and  procedures as the Board of Trustees may determine,  a  Sub-advisor  shall not be deemed to have acted  unlawfully  or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides  research  services to the  Sub-advisor an amount of commission for  effecting  an  investment  transaction  in excess of the amount of  commission  another  broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such amount of commission was reasonable in relation  to the  value of the  research  service  provided  by such  broker  viewed  in terms of  either  that  particular transaction or the Sub-advisor's  ongoing  responsibilities  with respect to a Portfolio or its managed accounts generally.
For the years ended December 31, 2000,  2001 and 2002,  aggregate  brokerage  commissions of  $25,389,537,  $48,618,098 and
$43,685,969  respectively,  were paid in relation to brokerage  transactions  for the Trust.  The  increase in  commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         For the year ended December 31, 2002, brokerage  commissions were paid to Prudential Securities  Incorporated,  an affiliate of GAMCO  Investors,  Inc. by the AST Gabelli  Small-Cap  Value  Portfolio  in the amount of  $451,360.  For that period,  61.69% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated broker, with respect to  transactions  representing  63.79% of the  total  amount of the  Portfolio's  transactions  involving  the  payment  of commissions.  Brokerage  commissions  in the  amounts of $37,579,  $265,587  and  $203,926  were paid to  Neuberger  Berman
Management Inc., by the AST Neuberger  Berman Mid-Cap Growth Portfolio for the years ended December 31, 2000,  December 31,
2001  and  December  31,  2002,  respectively.  For the year  ended  December  31,  2002,  21.37%  of the  total  brokerage commissions paid by this Portfolio were paid to Neuberger  Berman,  LLC, with respect to transactions  representing  21.05%
of the total amount of the  Portfolio's  transactions  involving the payment of commissions.  Brokerage  commissions in the amounts of $456,860,  $1,984,021 and $1,002,560 were paid to Neuberger Berman  Management Inc., by the AST Neuberger Berman
Mid-Cap  Value  Portfolio  for the for the years ended  December  31,  2000,  December  31,  2001 and  December  31,  2002,
respectively.  For the year ended  December 31, 2002,  37.23% of the total  brokerage  commissions  paid by this  Portfolio were paid to  Neuberger  Berman,  LLC,  with  respect  to  transactions  representing  37.61%  of the  total  amount of the
Portfolio's  transactions  involving the payment of commissions.  For the years ended December 31, 2000,  December 31, 2001 and December 31, 2002,  brokerage  commissions  were paid to an affiliate of Fred Alger  Management,  Inc. by the AST Alger
All-Cap  Growth  Portfolio  in the amount of  $149,999,  $969,295  and  $1,121,083.  For the year ended  December 31, 2002,
38.87% of the total  brokerage  commissions  paid by this  Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing  42.46%  of  the  total  amount  of  the  Portfolio's  transactions  involving  the  payment  of commissions.  For the years ended December 31, 2000,  December 31, 2001 and December 31, 2002,  brokerage  commissions were paid to  Prudential  Securities  Incorporated,  an  affiliate of GAMCO  Investors,  Inc. by the AST Gabelli  All-Cap  Value
Portfolio  in the amount of $20,790,  $324,864 and  $173,437.  For the year ended  December  31, 2002,  77.59% of the total brokerage  commissions  paid  by  this  Portfolio  were  paid  to the  affiliated  broker,  with  respect  to  transactions representing  86.16% of the total amount of the  Portfolio's  transactions  involving the payment of  commissions.  For the years ended  December 31,  2000,  December 31, 2001 and  December  31,  2002,  brokerage  commissions  were paid to Banc of
America Securities,  LLC, an affiliate of Marsico Capital  Management,  LLC, by the AST Marsico Capital Growth Portfolio in
the amounts of  $136,969,  $168,782  and  $31,960.  For the year ended  December  31,  2002,  1.12% of the total  brokerage commissions paid by this Portfolio were paid to the affiliated broker,  with respect to transactions  representing 1.80% of the  Portfolio's  total dollar amount of transactions  involving the payment of  commissions.  For the years ended December
31, 2001 and December 31, 2002,  brokerage  commissions were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the
AST Sanford  Bernstein  Managed  Index 500 Portfolio in the amount of $446,700 and  $324,048.  For the year ended  December
31, 2002,  28.09 % of the total  brokerage  commissions  paid by this Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing 25.54% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  During the years ended  December 31, 2000,  December  31, 2001 and December 31, 2002,  brokerage  commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century  Investment  Management,  Inc. by the AST
American  Century  Income and Growth  Portfolio in the amounts of $8,653,  $3,440 and $1,008.  For the year ended  December
31, 2002,  0.13% of the total  brokerage  commissions  paid by this  Portfolio were paid to the  affiliated  brokers,  with respect to transactions  representing  0.12% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the year  ended  December  31,  2000,  brokerage  commissions  were  paid to  Donaldson  Lufkin  Jenrette
Securities  Corporation,  Inc., an affiliate of Alliance  Capital  Management,  L.P. by the AST Alliance  Growth and Income
Portfolio in the amount of $4,758.  For that period,  0.10% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  broker,  with respect to  transactions  representing  0.14% of the total amount of the  Portfolio's transactions  involving  the  payment of  commissions.  For the years  ended  December  31,  2001 and  December  31,  2002, brokerage  commissions  were paid to Sanford C.  Bernstein & Co., LLC. by the AST Alliance  Growth and Income  Portfolio in
the amount of $-- and $114,309.  For the year ended December 31, 2002,  2.33% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated broker,  with respect to transactions  representing 2.75% of the total amount of the  Portfolio's  transactions  involving the payment of  commissions.  During the years ended December 31, 2000,  December
31, 2001 and December 31, 2002,  brokerage  commissions  were paid to J.P. Morgan  Securities Inc. and other  affiliates of
American Century  Investment  Management,  Inc. by the AST American Century Strategic  Balanced  Portfolio in the amount of
$2,200,  $1,480 and $1,069,  respectively.  For the year ended December 31, 2002, 0.23% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing 0.30% of the total amount of the  Portfolio's  transactions  involving the payment of  commissions.  For the years ended December 31, 2001 and
December  31,  2002,  brokerage  commissions  were paid to an  affiliate  of Sanford  C.  Bernstein  & Co.,  LLC by the AST
Alliance/Bernstein  Growth + Value  Portfolio in the amount of $76,664 and $60,043.  For the year ended  December 31, 2002,
98.33% of the total  brokerage  commissions  paid by this  Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing  97.82%  of  the  total  amount  of  the  Portfolio's  transactions  involving  the  payment  of commissions.  For the year  ended  December  31,  2001,  brokerage  commissions  were paid to an  affiliate  of Fred  Alger
Management,  Inc. by the AST MFS Growth  Portfolio,  (formerly  AST Alger  Growth  Portfolio),  in the amount of  $334,259.
During the years ended December 31, 2001 and December 31, 2002,  brokerage  commissions were paid to J.P. Morgan Securities
Inc. and other  affiliates  of American  Century  Investment  Management,  Inc. by the AST American  Century  International
Growth  Portfolio  in the  amount of $61,013  and  $128,188.  For the year  ended  December  31,  2002,  3.63% of the total brokerage  commissions  paid  by  this  Portfolio  were  paid to the  affiliated  brokers,  with  respect  to  transactions representing  3.00% of the total amount of the  Portfolio's  transactions  involving  the payment of  commissions.  For the year ended December 31, 2001,  brokerage  commissions  were paid to affiliated  brokers of DB Alex Brown,.  by the AST DeAM
Small-Cap Growth Portfolio,  (formerly AST Scudder  Small-Cap  Portfolio),  in the amount of $615,192.  For the years ended
December 31, 2001 and December 31, 2002,  brokerage  commissions  were paid to an affiliate of Goldman,  Sachs & Co. by the
AST Goldman Sachs Small-Cap Value  Portfolio,  in the amount of $62,286 and $34,527.  For the year ended December 31, 2002,
1.37% of the total  brokerage  commissions  paid by this  Portfolio  were paid to the  affiliated  broker,  with respect to
transactions   representing  1.74%  of  the  total  amount  of  the  Portfolio's  transactions  involving  the  payment  of commissions.  For the  years  ended  December  31,  2001 and  December  31,  2002,  brokerage  commissions  were paid to an affiliate of Sanford C.  Bernstein & Co. by the AST Sanford  Bernstein Core Value  Portfolio,  in the amount of $73,730 and
$373,954.  For the year ended  December 31, 2002,  95.22% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  broker,  with respect to  transactions  representing  98.45% of the total amount of the Portfolio's transactions  involving the payment of commissions.  For the year ended December 31, 2002, brokerage  commissions were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the AST Alliance  Growth  Portfolio in the amount of $2,880.  For the year ended December 31, 2002,  0.35% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated broker, with respect to transactions  representing 0.44% of the total amount of the Portfolio's  transactions involving the payment of commissions.  For the year ended December 31, 2002,  brokerage  commissions  were paid to affiliated  brokers of
DB Alex Brown,.  by the AST DeAM Global  Allocation  Portfolio,  (formerly  AST AIM Balanced  Portfolio),  in the amount of
$32,104.  For the year ended  December 31, 2002,  61.36% of the total  brokerage  commissions  paid by this  Portfolio were paid to the affiliated  broker,  with respect to  transactions  representing  99.21% of the total amount of the Portfolio's transactions involving the payment of commissions.

         In addition,  as described below under "Distribution Plan," certain Portfolios directed brokerage  transactions to a broker-dealer  acting as the clearing firm for the Trust's  Distributor,  which acted as introducing broker in connection with the  transactions.  The table below  reflects the  commission  amounts  directed to such  clearing  firm for each such
Portfolio,  the percentage of the Portfolio's  total  commissions  this  represents,  and the percentage of the Portfolio's total transaction value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Strong  International Equity Portfolio                          $473,281                   33.77%                   68.75%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST William Blair International Growth Portfolio                     637,601                   55.94%                   35.99%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST PBHG Small-Cap Growth Portfolio                                  466,876                   20.31%                   23.78%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Goldman Sachs Small-Cap Value Portfolio                          633,291                   25.14%                   24.62%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli Small-Cap Value Portfolio                                 42,255                    5.77%                    5.76%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio                            46,590                   24.21%                   21.19%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                        259,055                   27.14%                   26.70%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                       1,025,212                   38.07%                   37.69%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alger All-Cap Growth Portfolio                                   903,229                   31.32%                   31.26%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli All-Cap Value Portfolio                                    9,440                    4.22%                    2.53%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                         53,099                   18.50%                   20.31%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth Portfolio                                        132,870                   16.37%                   20.95%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST MFS Growth Portfolio                                             860,823                   20.21%                   19.70%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                                 527,370                   18.52%                   21.31%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Goldman Sachs Concentrated Growth Portfolio                      864,978                   33.29%                   34.46%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Large-Cap Value Portfolio                                    48,902                   12.44%                    7.07%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Sanford Bernstein Managed Index 500 Portfolio                    512,390                   44.42%                   47.59%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                           1,451,711                   29.56%                   35.83%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST MFS Growth with Income Portfolio                                  14,802                    7.08%                    6.45%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                   72,336                   13.75%                   12.27%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Capital Income Portfolio                                 309,958                   34.17%                   32.85%
------------------------------------------------------------- --------------- ------------------------ ------------------------

ALLOCATION OF INVESTMENTS:

         The Sub-advisors  have other advisory  clients,  some of which have similar  investment  objectives to one or more
Portfolios for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide advisory services  for more than one of the Trust's  Portfolios.  There will be times when a  Sub-advisor  may  recommend  purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each  Sub-advisor  to allocate  purchases  and sales among a Portfolio  and its other  clients,  including other Trust Portfolios for which it provides advisory services,  in a manner which the Sub-advisor deems equitable,  taking into consideration such factors as size of account,  concentration of holdings,  investment  objectives,  tax status,  cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

         The Trust  determines  the net asset values of a  Portfolio's  shares at the close of the New York Stock  Exchange
(the  "Exchange"),  currently 4:00 p.m.  Eastern time, on each day that the Exchange is open for business.  Currently,  the
Exchange is closed on Saturdays  and Sundays and on New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All Portfolios with the exception of the AST Money Market  Portfolio:  The net asset value per share of all of the
Portfolios  with the  exception  of the AST Money  Market  Portfolio  is  determined  by dividing  the market  value of its securities as of the close of trading plus any cash or other assets (including  dividends and accrued interest  receivable)
less all liabilities  (including accrued expenses),  by the number of shares outstanding.  Portfolio securities,  including open short  positions  and options  written,  are valued at the last sale price on the  securities  exchange or  securities market  on which  such  securities  primarily  are  traded.  Securities  for  which  the  primary  market  is the  National
Association of Securities  Dealer's  Automatic  Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price
(as defined by NASDAQ).  Securities not listed on an exchange or securities  market,  or securities in which there were not transactions  on that day,  are valued at the average of the most recent bid and asked  prices,  except in the case of open short  positions  where the asked price is available.  Any  securities  or other assets for which recent market  quotations are not readily  available are valued at fair market value as determined in good faith by or under  procedures  established by the  Board of  Trustees.  Short-term  obligations  with  sixty  days or less  remaining  to  maturity  are  valued on an amortized  cost basis.  Expenses and fees,  including  the  investment  management  fees,  are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally,  trading in foreign  securities,  as well as U.S. Government  securities,  money market instruments and repurchase  agreements,  is  substantially  completed  each day at various  times prior to the close of the  Exchange.  The values of such  securities  used in computing the net asset value of the shares of a Portfolio  generally are determined as of such  earlier  times.  Foreign  currency  exchange  rates  are  also  generally  determined  prior  to the  close of the
Exchange.  Occasionally,  events  affecting  the value of such  securities  and such  exchange  rates may occur between the times at which they usually are  determined  and the close of the  Exchange.  If such  extraordinary  events  occur,  their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign  securities are valued on the basis of quotations  from the primary  market in which they are traded.  All assets and liabilities  initially  expressed in foreign  currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular  participant in the foreign  exchange  market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio:  For the AST Money Market  Portfolio,  all securities are valued by the amortized cost method.  The  amortized  cost method of  valuation  values a security at its cost at the time of  purchase  and  thereafter assumes a constant  amortization to maturity of any discount or premium,  regardless of the impact of fluctuating  interest rates on the  market  value of the  instrument.  The  purpose of this  method of  calculation  is to attempt to  maintain a constant  net asset value per share of $1.00.  No assurance  can be given that this goal can be  attained.  If a difference of more than 1/2 of 1% occurs between  valuation  based on the amortized  cost method and valuation  based on market value, the Trustees will take steps  necessary to reduce such  deviation or any unfair results to  shareholders,  such as changing dividend  policy,  shortening the average  maturity of the investments in the Portfolio or valuing  securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES:

         The Trust has entered  into  separate  agreements  for the sale of shares with  American  Skandia  Life  Assurance
Corporation  ("ASLAC")  and  Kemper  Investors  Life  Insurance  Company  ("Kemper"),   respectively.   Pursuant  to  these
agreements,  the Trust will pay ASLAC and Kemper for printing and delivery of certain  documents to the  beneficial  owners of Trust  shares who are holders of variable  annuity and  variable  life  insurance  policies  issued by ASLAC and Kemper.
Such documents  include  prospectuses,  semi-annual  and annual reports and any proxy  materials.  The Trust will pay ASLAC
0.1%, on an annualized  basis,  of the net asset value of the shares  legally owned by any separate  account of ASLAC,  and will pay Kemper 0.1%, on an annualized  basis, of the net asset value of the shares legally owned by the separate  accounts of  Kemper  named in the sales  agreement.  A  complete  description  of the  manner by which  the  Trust's  shares  may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the 1940 Act to permit American  Skandia  Marketing,  Incorporated  ("ASM"),  an affiliate of ASISI,  to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolios.  Upon the  Closing of the  Transaction,  Prudential  Investment  Management
Services LLC ("PIMS") will be added to the Distribution  Plan as a co-distributor  along with ASM (each a "Distributor" and together the  "Distributors").  Under the Distribution  Plan, a Distributor may use the brokerage  commissions  received to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel, and paying  marketing  fees requested by  broker-dealers  who sell variable  annuity  contracts and variable life insurance policies the  premiums for which are invested in Shares of the Trust  ("variable  contracts").  A  Distributor  may receive compensation  under the  Distribution  Plan regardless of whether it actually uses such  compensation  to pay  distribution expenses.  However,  it is anticipated  that amounts  received by a Distributor  under the  Distribution  Plan will be used entirely to pay  distribution  expenses  and  administrative  expenses  relating to  implementation  and  operation  of the
Distribution Plan, and that a Distributor  likely will not earn a profit directly from the compensation  received under the
Distribution  Plan.  During the year ended  December  31, 2002,  ASM  received  $7,904,359  from the  Portfolios  under the
Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The Distribution  Plan was adopted by a majority vote of the Trustees of the Trust,  including at least a majority of  Trustees  who are not  "interested  persons"  of the  Portfolios  (as  defined in the 1940 Act) and who do not have any direct or indirect  financial  interest in the operation of the  Distribution  Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Distribution  Plan, the Trustees of the Trust  considered,  among other factors,  that the Distribution Plan could improve a Distributor's  ability to attract new investments in the Portfolios by enabling it to compensate  broker-dealers  selling variable products  adequately and in the most effective manner, and that the resulting  increase in the Portfolios'  assets should enable the Portfolios to achieve  greater  economies of scale and lower their  per-share  operating  expenses.  The Trustees of the Trust believe that there is a reasonable  likelihood that the  Distribution  Plan will benefit each  Portfolio and its current and future  shareholders  in the manner  contemplated.
The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

         The  Distribution  Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved  annually by vote of the  Trustees in the manner  described  above.  The  Distribution  Plan may not be amended to materially  change the source of monies from which  distribution  expenses are paid under the Plan without  approval of the shareholders of each Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act, and material  amendments to the  Distribution  Plan must also be approved by the Trustees of the Trust in the manner  described above. The Distribution
Plan may be  terminated  at any time,  without  payment of a penalty,  by vote of the majority of the Trustees of the Trust who are not interested  persons of a Portfolio and have no direct or indirect  financial  interest in the operations of the
Plan, or by a vote of a "majority of the  outstanding  voting  securities"  (as defined in the 1940 Act) of each  Portfolio affected  thereby entitled to vote thereon under the 1940 Act. The Distribution  Plan will  automatically  terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the Distribution Plan, a Distributor provides to each Portfolio,  for review by the Trustees of the Trust, a quarterly  written report of the amounts received by a Distributor  under the Plan, the amounts expended under the Plan, and the purposes for which such  expenditures  were made. The Trustees of the Trust will review such  information on compensation and expenditures in considering the continued appropriateness of the Distribution Plan.

         The  distribution  expenses  paid under the  Distribution  Plan will be intended to result in the sale of variable products,  the assets  attributable  to which may be invested in various  Portfolios of the Trust.  As a result,  brokerage commissions  incurred by a Portfolio under the  Distribution  Plan may be used in a manner that promotes the sale of shares of  other  Portfolios.  Certain  Portfolios  of the  Trust  may  not  be  available  for  new  or  additional  investments.
Distribution  expenses will be allocated  among the Portfolios on different  bases (e.g.,  relative asset size and relative new sales of the  Portfolios)  depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST:

         The amendment and  restatement of the Trust's  Declaration of Trust dated October 31, 1988,  which governs certain
Trust  matters,  permits the  Trust's  Board of Trustees to issue  multiple  classes of shares,  and within each class,  an unlimited  number of shares of beneficial  interest with a par value of $.001 per share.  Each share entitles the holder to one vote for the  election of  Trustees  and on all other  matters  that are not  specific  to one class of shares,  and to participate  equally in  dividends,  distributions  of  capital  gains and net assets of each  applicable  Portfolio.  Only shareholders  of shares of a specific  Portfolio may vote on matters  specific to that  Portfolio.  Shares of one class may not bear the same  economic  relationship  to the  Trust as  shares  of  another  class.  In the  event of  dissolution  or liquidation,  holders of shares of a Portfolio will receive pro rata,  subject to the rights of creditors,  the proceeds of the sale of the assets held in such  Portfolio less the  liabilities  attributable  to such  Portfolio.  Shareholders  of a
Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion  rights  applicable to any of the Trust's shares.  The Trust's shares,  when issued,  will be fully paid,  non-assessable  and  transferable.  The Trustees may at any time create  additional series of shares without shareholder approval.

         Generally,  there will not be annual meetings of shareholders.  A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than  two-thirds  of the  outstanding  shares either present a written  declaration  to the  Trust's  custodian  or vote in  person  or by proxy at a  meeting  called  for this purpose.  In addition,  the Trustees will promptly call a meeting of  shareholders to remove a Trustee(s) when requested to do so in  writing by record  holders of not less than 10% of the  outstanding  shares.  Finally,  the  Trustees  shall,  in certain  circumstances,  give such  shareholders  access to a list of the names and addresses of all other  shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law,  shareholders could, under certain  circumstances,  be held liable for the obligations of the Trust.  However,  the  Declaration of Trust  disclaims  shareholder  liability for acts or obligations of the Trust and requires that notice of such  disclaimer be given in each agreement,  obligation or instrument  entered into or executed by the Trust or the  Trustees to all  parties,  and each party  thereto  must  expressly  waive all rights of action  directly against  shareholders.  The Declaration of Trust provides for  indemnification out of the Trust's property for all loss and expense of any  shareholder  of the Trust held liable on account of being or having been a  shareholder.  Thus, the risk of a shareholder  incurring financial loss on account of shareholder  liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The  Declaration  of Trust further  provides  that the Trustees  will have no personal  liability to any person in connection  with the  Trust  property  or  affairs  of the  Trust  except  for that  arising  from his bad  faith,  willful misfeasance,  gross  negligence  or reckless  disregard  of his duty to that  person.  All persons  must look solely to the
Trust property for  satisfaction of claims of any nature arising in connection with the Trust's  affairs.  In general,  the
Declaration  of Trust  provides  for  indemnification  by the Trust of the  Trustees  and officers of the Trust except with respect  to any  matter as to which  the  Trustee  or  officer  acted in bad  faith,  or with  willful  misfeasance,  gross negligence or reckless disregard of his duties.

UNDERWRITER:

         The Trust is presently used for funding variable  annuities and variable life insurance.  Pursuant to an exemptive order of the SEC,  the Trust may also sell its shares  directly to  qualified  plans.  If the Trust does sell its shares to qualified plans other than the profit sharing plan covering  employees of American  Skandia Life Assurance  Corporation and
its  affiliates,  it intends to use ASM,  PIMS or another  affiliated  broker-dealer  as  underwriter,  if so  required  by applicable  law. ASM and PIMS are  registered as  broker-dealers  with the SEC and the National  Association  of Securities
Dealers.  Each is an affiliate of American  Skandia Life  Assurance  Corporation  and the  Investment  Managers.  As of the
date of this  SAI,  neither  ASM nor  PIMS has  received  payments  from the  Trust in  connection  with any  brokerage  or underwriting services provided to the Trust.

TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating  Insurance Companies and qualified plans because these  entities are the  shareholders  of the Trust.  The Trust intends to qualify as a regulated  investment company by satisfying the  requirements  under  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including  requirements  with respect to  diversification  of assets,  distribution of income and sources of income.  It is the Trust's  policy to  distribute to  shareholders  all of its  investment  income (net of expenses) and any capital gains
(net of capital losses) in accordance with the timing  requirements  imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions  by the Trust of its net investment  income and the excess,  if any, of its net  short-term  capital gain over its net long-term  capital loss are taxable to shareholders as ordinary income.  These  distributions are treated as dividends  for federal  income tax  purposes,  but will qualify for the 70%  dividends-received  deduction for corporate shareholders  only to the extent  designated  as  attributable  to  dividends  received  by the Trust in a notice  from the
Trust.  Distributions  by the Trust of the  excess,  if any,  of its net  long-term  capital  gain over its net  short-term capital  loss are  designated  as capital gain  dividends  and are taxable to  shareholders  as  long-term  capital  gains, regardless of the length of time the shareholder held his shares.

         Portions of certain  Portfolio's  investment income may be subject to foreign income taxes withheld at source. The
Trust may elect to  "pass-through"  to the  shareholders  of such  Portfolios  these  foreign  taxes,  in which  event each shareholder  will be required to include his pro rata portion  thereof in his gross  income,  but will be able to deduct or
(subject to various limitations) claim a foreign tax credit for such amount.

         Distributions  to shareholders  are treated in the same manner for federal income tax purposes whether received in cash or reinvested  in additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the shareholders in the year in which they are made.  However,  certain  distributions  made during January will be treated as having  been paid by the Trust and  received by the  shareholders  on December  31 of the  preceding  year.  A statement setting  forth the  federal  income tax status of all  distributions  made or deemed made  during the year,  including  any amount  of  foreign  taxes  "passed  through,"  will  be  sent  to  shareholders  promptly  after  the  end of  each  year.
Notwithstanding  the foregoing,  distributions  by the Trust to certain  Qualified  Plans may be exempt from federal income tax.

         Under Code Section  817(h),  a segregated  asset account upon which a variable  annuity  contract or variable life insurance policy is based must be "adequately  diversified." A segregated  asset account will be adequately  diversified if it  satisfies  one of two  alternative  tests  set  forth in  Treasury  regulations.  For  purposes  of  these  alternative diversification  tests, a segregated asset account investing in shares of a regulated  investment  company will be entitled to "look-through" the regulated  investment company to its pro rata portion of the regulated  investment  company's assets, provided the regulated  investment  company  satisfies  certain  conditions  relating to the  ownership of its shares.  The
Trust intends to satisfy these  ownership  conditions.  Further,  the Trust intends that each Portfolio  separately will be adequately  diversified.  Accordingly,  a  segregated  asset  account  investing  solely in shares of a  Portfolio  will be adequately  diversified,  and a segregated asset account  investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing  discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this  Statement,  and is subject to change by  legislative  or  administrative  action.  A description of other tax considerations  generally  affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax
Matters."  No attempt is made to present a detailed  explanation  of the tax  treatment  of the Trust or its  shareholders.
The discussion herein in the Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE:

         The Portfolios may measure  performance in terms of total return,  which is calculated for any specified period of time by  assuming  the  purchase  of shares  of the  Portfolio  at the net  asset  value at the  beginning  of the  period.
Quotations of average  annual return for a Portfolio will be expressed in terms of the average  annual  compounded  rate of return  of a  hypothetical  investment  in such  Portfolio  over  periods  of 1, 5,  and 10  years  (up to the  life of the
Portfolio) and for such other periods as deemed  appropriate by the  Investment  Manager.  These are the annual total rates of return  that would  equate the  initial  amount  invested  to the ending  redeemable  value.  These  rates of return are calculated  pursuant to the following formula:  P(1+T)n = ERV (where P = a hypothetical  initial payment of $1,000, T = the average  annual  total  return,  n = the number of years and ERV = the ending  redeemable  value of a  hypothetical  $1,000 payment made at the  beginning of the period).  Each  dividend or other  distribution  paid by each  Portfolio  during such period is assumed to have been  reinvested  at the net asset  value on the  reinvestment  date.  The shares then owned as a result of this process are valued at the net asset value at the end of the period.  The  percentage  increase is determined by  subtracting  the initial  value of the  investment  from the ending  value and  dividing  the  remainder by the initial value.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis.

         Each  Portfolio's  cumulative  total return shows a  Portfolio's  overall  dollar or  percentage  change in value, including  changes in share price and assuming each Portfolio's  dividends and capital gains  distributions are reinvested.
An average  annual total return  reflects the  hypothetical  annually  compounded  return that would have produced the same cumulative  return if a Portfolio's  performance  had been constant over the entire period.  Because average annual returns for more than one year tend to smooth out  variations in each  Portfolio's  return,  investors  should  recognize that such figures  are not the same as  actual  year-by-year  results.  To  illustrate  the  components  of  overall  performance,  a
Portfolio may separate its  cumulative  and average  annual  returns into income  results and capital gains or losses.  The average  annual  total  return  of each  Portfolio  as of June 30,  2002 is  shown in the  table  below.  Such  performance information  is  historical  and  is not  intended  to  indicate  future  performance  of the  Portfolio.  The  performance information does not reflect any charges  associated with the variable  insurance  contracts through which Portfolio shares are purchased, and would be lower if it did.

                                                                          Total Return
                                                                          ------------
                                                     Date Available                        Five
                                                        for Sale           One                               Ten            Since
                                                                           Year            Years            Years         Inception
--------------------------------------------------- ----------------- --------------- ---------------- ---------------- ---------------

AST Strong International Equity Portfolio(1)          05/17/89            -18.42           -1.80             6.16             6.53
AST William Blair International Growth                01/02/97            -25.67           -1.88             N/A              1.29
Portfolio(2)
AST American Century International Growth             01/02/97            -19.47           -0.72             N/A              1.76
Portfolio
AST DeAM International Equity Portfolio(3)            05/02/95            -17.03           -3.77             N/A             -0.24
AST MFS Global Equity Portfolio                       10/18/99            -12.26            N/A              N/A             -6.39
AST PBHG Small-Cap Growth Portfolio(4)                01/04/94            -34.41           -4.45             N/A              4.27
AST DeAM Small-Cap Growth Portfolio(5)                01/04/99            -26.46            N/A              N/A            -10.28
AST DeAM Small-Cap Value Portfolio*                   05/01/02              N/A             N/A              N/A            -22.50
AST Federated Aggressive Growth Portfolio             10/23/00            -29.19            N/A              N/A             26.38
AST Goldman Sachs Small-Cap Value Portfolio(6)        01/02/98             -7.93            N/A              N/A              8.05
AST Gabelli Small-Cap Value Portfolio(7)              01/02/97             -9.38            1.23             N/A              5.38
AST Goldman Sachs Mid-Cap Growth Portfolio(8)         05/01/00            -27.46            N/A              N/A            -37.26
AST Neuberger Berman Mid-Cap Growth Portfolio(9)      10/20/94            -31.21           -3.04             N/A              4.58
AST Neuberger Berman Mid-Cap Value Portfolio(10)      05/04/93            -10.56            2.68             N/A              7.65
AST Alger All-Cap Growth Portfolio                    01/03/00            -35.79            N/A              N/A            -28.47
AST Gabelli All-Cap Value Portfolio                   10/23/00            -20.71            N/A              N/A             10.59
AST T. Rowe Price Natural Resources Portfolio         05/02/95             -5.53            6.38             N/A              9.79
AST Alliance Growth Portfolio(11)                     05/02/96            -30.98           -2.84             N/A              1.34
AST MFS Growth Portfolio                              10/18/99            -28.17            N/A              N/A            -15.00
AST Marsico Capital Growth Portfolio                  12/22/97            -15.56            4.14             N/A              4.18
AST    Goldman    Sachs    Concentrated     Growth    11/06/92            -29.84           -2.90             7.71             8.14
Portfolio(12)
AST DeAM Large-Cap Growth Portfolio*                  05/01/02              N/A             N/A              N/A            -22.60
AST DeAM Large-Cap Value Portfolio(13)                10/23/00            -15.30            N/A              N/A            -10.31
AST Alliance/Bernstein Growth + Value Portfolio       05/01/01            -25.00            N/A              N/A            -17.26
AST Sanford Bernstein Core Value Portfolio            05/01/01            -13.24            N/A              N/A             -7.39
AST Cohen & Steers Realty Portfolio                   01/02/98              2.65            N/A              N/A              2.74
AST Sanford Bernstein Managed Index 500               01/02/98            -20.64            N/A              N/A              0.19
Portfolio(14)
AST American Century Income & Growth Portfolio(15)    01/02/97            -19.81           -1.99             N/A              1.70
AST Alliance Growth and Income Portfolio(16)          05/01/92            -23.28            1.02             8.76             8.88
AST MFS Growth with Income Portfolio                  10/18/99            -21.62            N/A              N/A            -10.60
AST INVESCO Capital Income Portfolio                  01/04/94            -17.49            0.01             N/A              6.97
AST DeAM Global Allocation Portfolio(17)              05/04/93            -15.43           -0.53             N/A              5.40
AST American Century Strategic Balanced Portfolio     01/02/97             -9.74            2.88             N/A              4.57
AST T. Rowe Price Asset Allocation Portfolio          01/04/94             -9.89            2.19             N/A              6.96
AST T. Rowe Price Global Bond Portfolio(18)           05/03/94             15.03            4.33             N/A              3.62
AST Federated High Yield Portfolio                    01/04/94              0.04           -1.09             N/A              3.94
AST Lord Abbett Bond-Debenture Portfolio              10/23/00              0.41            N/A              N/A              2.26
AST DeAM Bond Portfolio*                              05/01/02              N/A             N/A              N/A              7.70
AST PIMCO Total Return Bond Portfolio                 01/04/94              9.22            7.51             N/A              7.34
AST PIMCO Limited Maturity Bond Portfolio             05/02/95              6.21            6.30             N/A              6.22
* Returns for these Portfolios are not annualized.
(1) Prior to October 15, 1996,  Seligman  Henderson Co. served as Sub-advisor  to the  Portfolio.  From October 15, 1996 to
May 3, 1999, Putnam Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  From May 3, 1999 to December 10,
2001, AIM Capital  Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects  that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior
Sub-advisors.
(2) Prior to November 10, 2002,  Janus Capital  Management  LLC served as Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(3) Prior to October 15, 1996,  Seligman  Henderson Co. served as Sub-advisor  to the  Portfolio.  From October 15, 1996 to
May 1, 2002 Founders Asset Management,  LLC served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisors.
(4) Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the Portfolio.  From January 1, 1999 to September 17, 2001, Janus Capital  Management LLC served as Sub-advisor for the Portfolio.  The performance  information provided in the above chart  reflects that of the Portfolio  for periods which the Portfolio was  sub-advised  by the prior
Sub-advisors.
(5) Prior to December 10, 2001, Zurich Scudder  Investments,  Inc. served as Sub-advisor to the Portfolio.  The performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(6)  Prior to May 1,  2001,  Lord,  Abbett & Co.  LLC,  Inc.  served  as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(7) Prior to October 23, 2000, T. Rowe Price  Associates,  Inc.  served as Sub-advisor to the  Portfolio.  The  performance information  provided in the above  chart  reflects  that of the  Portfolio  for periods  during  which the  Portfolio  was sub-advised by the prior Sub-advisor.
(8) Prior to November 10, 2002,  Janus Capital  Management  LLC served as Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(9) Prior to May 1, 1998,  Berger  Associates,  Inc. served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised by the prior Sub-advisor.
(10) Prior to May 1, 1998,  Federated  Investment  Counseling  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(11) Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P. served as Sub-advisor to the
Portfolio.  From December 31, 1999 to April 30, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects that of the Portfolio for periods  during part of which the
Portfolio was sub-advised by the prior Sub-advisors.
(12) Prior to November 10, 2002,  Janus Capital  Management LLC served as Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(13)  Prior to May 1,  2002,  Janus  Capital  Management  LLC  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(14) Prior to May 1, 2000,  Bankers Trust Company  served as  Sub-advisor to the  Portfolio.  The  performance  information provided in the above chart reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised by the prior Sub-advisor.
(15) Prior to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the Portfolio.  The performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(16) Prior to May 1, 2000,  Lord,  Abbett & Co., LLC served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised by the prior Sub-advisor.
(17) Prior to October 15, 1996,  Phoenix  Investment  Counsel,  Inc.  served as Sub-advisor to the Portfolio.  From October
15, 1996 to May 3, 1999,  Putnam Investment  Management served as Sub-advisor to the Portfolio.  From May 3, 1999 to May 1,
2002, A I M Capital management,  Inc. served as Sub-advisor to the portfolio.  The performance  information provided in the above chart  reflects  that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior
Sub-advisors.
(18) Prior to May 1,  1996,  Scudder,  Stevens & Clark,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided in the above chart  reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

         The Portfolios may also measure  performance in terms of yield.  Each  Portfolio's  yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's  share price.  Quotations of a Portfolio's  yield
(other than the AST Money  Market  Portfolio)  are based on the  investment  income per share  earned  during a  particular
30-day period  (including  dividends,  if any, and  interest),  less expenses  accrued  during the period ("net  investment income"),  and are  computed  by  dividing  net  investment  income by the net asset value per share on the last day of the period, according to the following formula:

                                                 YIELD = 2[(a-b + 1)6 -1]
                                                            ---
                                                               cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum net asset value per share on the last day of the period

         For the Portfolio's  investments  denominated in foreign  currencies,  income and expenses are calculated in their respective  currencies  and  then  converted  to U.S.  dollars.  Yields  are  calculated  according  to  methods  that  are standardized  for all stock and bond  funds.  Because  yield  calculation  methods  differ  from the method  used for other accounting  purposes (for instance,  currency gains and losses are not reflected in the yield  calculation),  a Portfolio's yield may not equal the  income  paid to  shareholders'  accounts  or the  income  reported  in the  Portfolio's  financial statements.

         The AST Money Market  Portfolio  yield refers to the income  generated by an investment  in the  Portfolio  over a seven-day  period  expressed as an annual  percentage  rate.  Such  Portfolio  also may  calculate  an  effective  yield by compounding  the base period  return over a one-year  period.  The effective  yield will be slightly  higher than the yield because of the compounding effect on this assumed reinvestment.

         The current yield and effective yield  calculations  for shares of the AST Money Market  Portfolio are illustrated for the seven-day period ended December 31, 2002:

                                            Current Yield              Effective Yield
                                            -------------              ---------------
                                                 0.91%                      0.92%

         Such  Portfolio's  total return is based on the overall  dollar or  percentage  change in value of a  hypothetical investment in the Portfolio  assuming  dividend  distributions  are  reinvested.  Prior to September 17, 2001,  J.P. Morgan
Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided above reflects that of the Portfolio for the period during part of which in the Portfolio was sub-advised by the prior Sub-advisor.

         The  Portfolios  impose no sales or other  charges  that  would  impact  the total  return or yield  computations.
Portfolio  performance figures are based upon historical results and are not intended to indicate future  performance.  The investment  return and  principal  value of an  investment in any of the  Portfolios  will  fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses,  but may not include charges and expenses  attributable to any particular  insurance  product.  Because shares of the Portfolios may be purchased through variable  insurance  contracts,  the prospectus of the Participating  Insurance Company sponsoring such contract  should be carefully  reviewed for  information  on relevant  charges and expenses.  Excluding  these charges from quotations of each Portfolio's  performance has the effect of increasing the performance  quoted.  The effect of these charges should be considered  when comparing a Portfolio's  performance to that of other mutual funds.  In advertising  and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material,  the Portfolios (or Participating  Insurance Companies) may
discuss their  performance  ratings or other  information  as published by  recognized  mutual fund  statistical  or rating services,  such as Lipper Analytical Services,  Inc., Morningstar or by publications of general interest, such as Forbes or
                                                                                                                  ------
Money.  The Portfolios may also compare their  performance to that of other selected mutual funds,  mutual fund averages or
-----
recognized  stock market  indicators,  including  the Standard & Poor's 500 Stock Index,  the Standard & Poor Midcap Index,
the Dow Jones  Industrial  Average,  the Russell 2000 and the NASDAQ  composite.  In addition,  the  Portfolios may compare their total return or yield to the yield on U.S.  Treasury  obligations and to the percentage  change in the Consumer Price
Index.  Each of the AST William Blair  International  Growth Portfolio,  AST T. Rowe Price Global Bond Portfolio,  AST DeAM
International Equity Portfolio,  AST American Century  International Growth Portfolio,  and AST Strong International Equity
Portfolio  may  compare  its  performance  to the  record of  global  market  indicators  such as  Morgan  Stanley  Capital
International  Europe,  Australia,  Far East Index  (EAFE  Index),  an  unmanaged  index of  foreign  common  stock  prices translated  into U.S.  dollars.  Such  performance  ratings or  comparisons  may be made with funds that may have different investment restrictions,  objectives,  policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and securities holdings of the AST DeAM International Equity Portfolio,  the AST Strong
International  Equity  Portfolio,  AST William Blair  International  Growth Portfolio,  AST American Century  International
Growth  Portfolio,  AST MFS Global Equity  Portfolio and AST T. Rowe Price Global Bond Portfolio is JP Morgan Chase Bank, 4
MetroTech  Center,  Brooklyn,  New York 11245.  The custodian for all cash and securities  holdings of the other Portfolios is PFPC Trust Company,  Airport  Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania
19113.  For these  Portfolios,  The Chase  Manhattan  Bank will serve as  co-custodian  with respect to foreign  securities holdings.

OTHER INFORMATION:

         Principal  Holders:  As of April 15, 2003, more than 99% of each Portfolio was owned of record by American Skandia
Life Assurance  Corporation  ("ASLAC") on behalf of the owners of variable  insurance products issued by ASLAC. As of April
15, 2003,  the amount of shares of the Trust owned by the ten persons who were the  officers and  directors of the Trust at that time and who are shown as such in the section of this Statement  entitled  "Management,"  was less than one percent of the  shares.  To the  knowledge  of the  Trust,  no person  owned  beneficially  more  than 5% of any class of the  Trust's outstanding shares as of April 15, 2003.

         The  Participating  Insurance  Companies are not obligated to continue to invest in shares of any Portfolio  under all  circumstances.  Variable  annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to  Holders:  Holders of  variable  annuity  contracts  or  variable  life  insurance  policies  issued by
Participating  Insurance  Companies  for which  shares  of the  Trust are the  investment  vehicle  will  receive  from the
Participating  Insurance Companies,  unaudited  semi-annual financial statements and audited year-end financial statements.
Participants in the Skandia  Qualified Plan may request such information  from the plan's  trustees.  Each report will show the investments  owned by the Trust and the market values of the investments and will provide other  information  about the
Trust and its operations.

FINANCIAL STATEMENTS:

         The Trust's  audited  financial  statements for the fiscal year ended December 31, 2002 are  incorporated  in this
Statement of Additional  Information  by reference to the Annual Report to  Shareholders  for each  Portfolio.  The audited financial  statements  contained  in the  Annual  Report to  Shareholders  have been  audited by  Deloitte  & Touche,  LLP, independent  accountants  as stated in their  reports,  which also are  incorporated  by  reference  in this  Statement  of
Additional  Information.  You may obtain,  without charge, a copy of any or all the documents  incorporated by reference in this Statement,  including any exhibits to such documents which have been specifically  incorporated by reference.  We send such documents upon receipt of your written or oral request.  Please address your request to American  Skandia Trust,  P.O.
Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

                                                         APPENDIX:

                                      Description of Certain Debt Securities Ratings
                                      ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds  which  are rated  Aaa are  judged to be of the best  quality.  They  carry  the  smallest  degree of investment  risk  and  are  generally  referred  to as  "gilt  edge."  Interest  payments  are  protected  by a  large,  or exceptionally  stable,  margin, and principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds  which are rated Aa are judged to be of high  quality by all  standards.  Together  with the Aaa group they  comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A --  Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and are to be  considered  as upper-medium-grade  obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations  (i.e.,  they are  neither  highly protected  nor poorly  secured).  Interest  payments and  principal  security  appear  adequate for the present but certain protective  elements  may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well  safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest  rating  assigned by Standard & Poor's.  Capacity to pay  interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong  capacity  to pay  interest  and repay  principal,  although  it is  somewhat  more susceptible  to the  adverse  effects  of  changes in  circumstances  and  economic  conditions  than debt in higher  rated categories.

         BBB - Debt rated BBB is regarded  as having an adequate  capacity to pay  interest  and repay  principal.  Whereas they normally exhibit  adequate  protection  parameters,  adverse economic  conditions or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher rated categories.

         BB,  B,  CCC,  CC,  C -- Debt  rated  BB,  B,  CCC,  CC and C is  regarded  as  having  predominantly  speculative characteristics  with  respect  to  capacity  to pay  interest  and repay  principal.  BB  indicates  the  least  degree of speculation  and C the highest.  While such debt will likely have some quality and  protective  characteristics,  these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other speculative issues.  However, it faces major  ongoing  uncertainties  or exposure to adverse  business,  financial,  or  economic  conditions  which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay  interest  and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent  upon  favorable business,  financial,  and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business,  economic or  financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC  rating  category  is also used for debt  subordinated  to senior  debt that is  assigned  an actual or implied B or B- rating.

         CC -- The rating CC  typically  is applied  to debt  subordinated  to senior  debt that is  assigned  an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes  that such  payments  will be made  during  such grace  period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified  by the  addition of a plus of minus sign to show relative standing within the major rating categories.

                                      Description of Certain Commercial Paper Ratings
                                      -----------------------------------------------

Moody's

         Prime-1 -- Issuers  rated Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior
short-term   debt   obligations.   Prime-1   repayment   ability  will  often  be  evidenced  by  many  of  the   following
characteristics:  leading  market  positions  in  well-established  industries;  high  rates of return  on funds  employed;
conservative  capitalization  structures  with  moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings coverage of fixed financial charges and high internal cash generation;  and well-established  access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser  degree.  Earnings  trends and coverage  ratios,  while  sound,  may be more  subject to  variation.  Capitalization characteristics,  while still  appropriate,  may be more  affected by external  conditions.  Ample  alternate  liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting  institutions) have an acceptable ability for repayment of senior  short-term  debt  obligations.  The  effect  of  industry  characteristics  and  market  compositions  may be  more pronounced.  Variability in earnings and profitability  may result in changes in the level of debt protection  measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This highest category  indicates that the degree of safety  regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues  carrying this  designation  have adequate  capacity for timely  payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt  rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION
------------------------------

ITEM 23.          Exhibits
                  --------

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles III and VI of the Registrant's Declaration of Trust and Article 11 of the Registrant's By-laws.

         xxvi     (d).     (1)      Investment  Management Agreement between Registrant and American Skandia Investment Services,  Inc.
                                    for the AST Goldman Sachs Concentrated Growth Portfolio.

         xxi               (2)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST Money Market Portfolio.

         vi                (3)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (4)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         i                 (5)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST INVESCO Capital Income Portfolio.

         vi                (6)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST PIMCO Total Return Bond Portfolio.

         vi                (7)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (8)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (9)      Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST T. Rowe Price International Bond Portfolio.

         xxvi              (10)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST William Blair International Growth Portfolio.

         xxv               (11)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM International Equity Portfolio.

         ii                (12)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century International Growth Portfolio.

         ii                (13)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century Strategic Balanced Portfolio.

         x                 (14)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century Income & Growth Portfolio.

         xxiii             (15)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Strong International Equity Portfolio.

         xxv               (16)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Global Allocation Portfolio.

         xix               (17)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (18)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (19)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (20)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (21)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (22)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST PBHG Small-Cap Growth Portfolio.

         xxiii             (23)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Small-Cap Growth Portfolio.

         xii               (24)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Global Equity Portfolio.

         xii               (25)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Growth Portfolio.

         xii               (26)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Growth with Income Portfolio.

         xiii              (27)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alger All-Cap Growth Portfolio.

         xxvi              (28)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Goldman Sachs Mid-Cap Growth Portfolio.

         xv                (29)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance Growth Portfolio.

         xv                (30)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (31)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance Growth and Income Portfolio.

         xvii              (32)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Federated Aggressive Growth Portfolio.

         xvii              (33)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (34)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Gabelli All-Cap Value Portfolio.

         xxv               (35)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Large-Cap Value Portfolio.

         xvii              (36)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (37)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance/Bernstein Growth + Value Portfolio.

         xix               (38)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Sanford Bernstein Core Value Portfolio.

         xxiv              (39)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Small-Cap Value Portfolio.

         xxiv              (40)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Large-Cap Growth Portfolio.

         xxv               (41)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Bond Portfolio.

         xxvi              (42)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and Goldman Sachs Asset
                                    Management for the AST Goldman Sachs Concentrated Growth Portfolio.

         xxi               (43)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and  Wells  Fargo
                                    Investment Management, Incorporated for the AST Money Market Portfolio.

         vi                (44)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Federated Investment
                                    Counseling for the AST Federated High Yield Portfolio.

         vii               (45)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         xvi               (46)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and Pacific  Investment
                                    Management Company for the AST PIMCO Total Return Bond Portfolio.

         vi                (47)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.

         xvi               (48)     Sub-advisory  Agreement between American Skandia Investment  Services,  Inc. and Pacific Investment
                                    Management Company for the AST PIMCO Limited Maturity Bond Portfolio.

         xvii              (49)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and T. Rowe
                                    Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.

         xxvi              (50)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and William
                                    Blair & Company LLC for the AST William Blair International Growth Portfolio.

         xxv               (51)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM International Equity Portfolio.

         xvi               (52)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century International Growth Portfolio.

         xvi               (53)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio.

         xvi               (54)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio.

         xxiii             (55)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated and Strong
                                    Capital Management, Inc. for the AST Strong International Equity Portfolio.

         xxv               (56)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM Global Allocation Portfolio.

         iv                (57)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and INVESCO
                                    Trust Company for the AST INVESCO Equity Income Portfolio.

         viii              (58)     Amendment to Sub-advisory  Agreement between American Skandia  Investment  Services,  Incorporated,
                                    INVESCO Trust Company and INVESCO Funds Group, Inc. for the AST INVESCO Equity Income Portfolio.

         xix               (59)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Goldman
                                    Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (60)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Cohen &
                                    Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.

         xviii             (61)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Marsico
                                    Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

         vii               (62)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Neuberger&Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (63)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Neuberger&Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (64)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Pilgrim
                                    Baxter & Associates, Ltd. for the AST PBHG Small-Cap Growth Portfolio.

         xxiii             (65)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM Small-Cap Growth Portfolio.

         xii               (66)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.

         xii               (67)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Growth Portfolio.

         xii               (68)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio.

         xxiii             (69)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Fred Alger
                                    Management, Inc. for the AST Alger All-Cap Growth Portfolio.

                           (70)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and Janus
                                    Capital Management LLC. for the AST Janus Mid-Cap Growth Portfolio.

         xv                (71)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Alliance
                                    Capital Management L.P. for the AST Alliance Growth Portfolio.

         xvii              (72)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Sanford C.
                                    Bernstein & Co., LLC for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (73)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Alliance
                                    Capital Management L.P. for the AST Alliance Growth and Income Portfolio.

         xxv               (74)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Federated Investment
                                    Counseling for the AST Federated Aggressive Growth Portfolio.

         xxv               (75)     Sub-Sub-advisory  Agreement between Federated Investment Counseling and Federated Global Investment
                                    Management Corp. for the AST Federated Aggressive Growth Portfolio.

         xvii              (76)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and GAMCO Investors,
                                    Inc. for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (77)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and GAMCO Investors,
                                    Inc. for the AST Gabelli All-Cap Value Portfolio.

         xxv               (78)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Large-Cap Value Portfolio.

         xvii              (79)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Lord Abbett & Co.
                                    for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (80)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated,  Alliance
                                    Capital Management L.P. and Sanford C. Bernstein & Co., LLC for the AST  Alliance/Bernstein  Growth
                                    + Value Portfolio.

         xix               (81)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Sanford C.
                                    Bernstein & Co., LLC for the AST Sanford Bernstein Core Value Portfolio.

         xxiv              (82)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Small-Cap Value Portfolio.

         xxiv              (83)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Large-Cap Growth Portfolio.

         xxv               (84)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Bond Portfolio.

         vi       (e).     (1)      Sales Agreement between Registrant and American Skandia Life Assurance Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated Custody Agreement between Registrant and Morgan Stanley Trust Company.

         xx                (2)      Foreign Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank.

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company

         vi                (6)      Amended  Transfer  Agency  Agreement  between   Registrant  and  Provident   Financial   Processing
                                    Corporation.

         vi       (h).     (1)      Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.

         iii               (2)      Service Agreement between American Skandia Investment  Services,  Incorporated and Kemper Investors
                                    Life Insurance Company.

         *        (i).     Consent of Counsel for the Registrant.

         *        (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

         xvi      (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         xvi               (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         xviii             (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         xviii             (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         xviii             (6)      Form of Code of Ethics of Cohen & Steers Capital Management, Inc.

         xxiii             (7)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         xviii             (8)      Form of Code of Ethics of Federated Investment Counseling

         xxvi              (9)      Form of Code of Ethics of Federated Global Investment Management Corp.

         xviii             (10)     Form of Code of Ethics of Fred Alger Management, Inc.

         xviii             (11)     Form of Code of Ethics of GAMCO Investors, Inc.

         xix               (12)     Form of Code of Ethics of Goldman Sachs Asset Management

         xviii             (13)     Form of Code of Ethics of INVESCO Funds Group, Inc.

         xviii             (14)     Form of Code of Ethics of Janus Capital Corporation

         xviii             (15)     Form of Code of Ethics of Lord, Abbett & Co.

         xxv               (16)     Form of Code of Ethics of Marsico Capital Management, LLC

         xviii             (17)     Form of Code of Ethics of Massachusetts Financial Services Company

         xviii             (18)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         xix               (19)     Form of Code of Ethics of Pacific Investment Management Company LLC

         xx                (20)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         xviii             (21)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

         xxiii             (22)     Form of Code of Ethics of Strong Capital Management, Inc.

         xviii             (23)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         xviii             (24)     Form of Code of Ethics of T. Rowe Price International, Inc.

         xx                (25)     Form of Code of Ethics of Wells Capital Management, Incorporated
-------------------
* to be filed by future amendment.

i        Filed as an Exhibit to  Post-Effective  Amendment No. 18 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 20 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 21 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 23 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 24 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 25 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to Post-Effective  Amendment No. 26 to Registration Statement,  which Amendment was filed via EDGAR on May
         1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 27 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to  Post-Effective  Amendment No. 28 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to  Post-Effective  Amendment No. 30 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to  Post-Effective  Amendment No. 31 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to  Post-Effective  Amendment No. 32 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to  Post-Effective  Amendment No. 33 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to  Post-Effective  Amendment No. 34 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to  Post-Effective  Amendment No. 35 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 27, 2000, and is incorporated herein by reference.

xvi      Filed as an Exhibit to  Post-Effective  Amendment No. 36 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         July 28, 2000, and is incorporated herein by reference.

xvii     Filed as an Exhibit to  Post-Effective  Amendment No. 37 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 10, 2000, and is incorporated herein by reference.

xviii    Filed as an Exhibit to  Post-Effective  Amendment No. 38 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 15, 2001, and is incorporated herein by reference.

xix      Filed as an Exhibit to  Post-Effective  Amendment No. 39 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 30, 2001, and is incorporated herein by reference.

xx       Filed as an Exhibit to  Post-Effective  Amendment No. 40 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         July 16, 2001, and is incorporated herein by reference.

xxi      Filed as an Exhibit to  Post-Effective  Amendment No. 41 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         September 14, 2001, and is incorporated herein by reference.

xxii     Filed as an Exhibit to  Post-Effective  Amendment No. 42 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 11, 2001, and is incorporated herein by reference.

xxiii    Filed as an Exhibit to  Post-Effective  Amendment No. 43 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 10, 2001, and is incorporated herein by reference.

xxiv     Filed as an Exhibit to  Post-Effective  Amendment No. 44 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 15, 2002, and is incorporated herein by reference.

xxv      Filed as an Exhibit to Post-Effective  Amendment No. 45 to Registration Statement,  which Amendment was filed via EDGAR on May
         1, 2002, and is incorporated herein by reference.

xxvi     Filed as an Exhibit to  Post-Effective  Amendment No. 46 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 28, 2003, and is incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant  does not control any person within the meaning of the  Investment  Company Act of 1940.  Registrant  may be deemed to be under common  control with its  investment  manager and its  affiliates  because a controlling  interest in Registrant is held of record by American Skandia Life Assurance  Corporation.  See Registrant's  Statement of Additional  Information under "Organization and
Management of the Trust" and "Other Information."

ITEM 25. Indemnification
         ---------------

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees,  officers,  employees,  and agents (including persons who serve at its request as directors,  officers,  employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or  otherwise)  against all  liabilities  and expenses  (including  amounts paid in  satisfaction  of  judgments,  in compromise,  as fines and  penalties,  and as counsel  fees)  reasonably  incurred  by him in  connection  with the defense or disposition of any action, suit or other proceeding,  whether civil or criminal,  in which he may be involved or with which he may be threatened,  while in office or thereafter,  by reason of his being or having been such a trustee, officer, employee or agent,  except  with  respect  to any  matter  as to which he shall  have  been  adjudicated  to be liable to the Trust or its
         Shareholders  by reason of having acted in bad faith,  willful  misfeasance,  gross  negligence  or reckless  disregard of his duties;  provided,  however,  that as to any matter disposed of by a compromise payment by such person,  pursuant to a consent decree or otherwise,  no  indemnification  either for said payment or for any other expenses shall be provided unless approved as in the best  interests of the Trust,  after  notice that it involves  such  indemnification,  by at least a majority of the disinterested  Trustees  acting on the matter  (provided that a majority of the  disinterested  Trustees then in office act on the matter) upon a determination,  based upon a review of readily  available  facts,  that (i) such person acted in good faith in the  reasonable  belief that his or her action was in the best  interests  of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of duties;  or the trust shall have received a written  opinion from  independent  legal counsel  approved by the Trustees to the effect that (x)
         if the matter of good faith and reasonable belief as to the best interests of the Trust, had been  adjudicated,  it would have been  adjudicated  in favor of such person,  and (y) based upon a review of readily  available  facts such  trustee,  officer, employee  or agent did not  engage in  willful  misfeasance,  gross  negligence  or  reckless  disregard  of duty.  The rights accruing to any Person  under  these  provisions  shall not  exclude  any other  right to which he may be  lawfully  entitled;
         provided that no Person may satisfy any right of indemnity or  reimbursement  granted  herein or in Section 5.1 or to which he may be otherwise  entitled  except out of the property of the Trust,  and no  Shareholder  shall be  personally  liable to any
         Person with respect to any claim for  indemnity  or  reimbursement  or  otherwise.  The Trustees may make advance  payments in connection  with  indemnification  under this Section 5.2,  provided  that the  indemnified  person shall have given a written undertaking  to  reimburse  the  Trust  in  the  event  it  is  subsequently  determined  that  he is  not  entitled  to  such indemnification and, provided further,  that the Trust shall have obtained  protection,  satisfactory in the sole judgement of the  disinterested  Trustees acting on the matter (provided that a majority of the  disinterested  Trustees then in office act on the matter),  against losses arising out of such advance  payments or such Trustees , or  independent  legal counsel,  in a written opinion,  shall have determined,  based upon a review of readily  available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

         With respect to liability of the Investment  Manager to Registrant or to  shareholders of  Registrant's  Portfolios  under the
Investment  Management  Agreements,  reference  is made to  Section  13 or 14 of each form of  Investment  Management  Agreement  filed herewith or incorporated by reference herein.

         With respect to the Sub-Advisors'  indemnification of the Investment Manager and its affiliated and controlling  persons,  and the Investment Manager's  indemnification of each Sub-advisor and its affiliated and controlling persons,  reference is made to Section
14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

         Insofar as indemnification  for liability arising under the Securities Act of 1933 may be permitted to trustees,  officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities and Exchange  Commission (the  "Commission")  such  indemnification  is against public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification  against such  liabilities  (other than the payment  by the  Registrant  or  expenses  incurred  or paid by a trustee,  officer  or  controlling  person of the  Registrant  in the successful  defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent,  submit to a court of appropriate  jurisdiction the question whether such  indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut 06484, serves as the investment  manager to the  Registrant.  Information  as to the officers  and  directors of ASISI is included in ASISI's Form ADV (File
No.  801-40532),  including the  amendments to such Form ADV filed with the Commission on February 28, 2001,  June 29, 2001,  March 28,
2002 and March 26, 2003 and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         Registrant's  shares are presently  offered  exclusively  as an investment  medium for life insurance  companies  writing both variable  annuity and variable life insurance  policies.  Pursuant to an exemptive  order of the  Commission,  Registrant may also sell its shares  directly to the Skandia  Qualified  Plan and other  qualified  plans.  If  Registrant  sells its shares to other  qualified plans, it intends to use American Skandia Marketing,  Incorporated  ("ASM") or another affiliated  broker-dealer as underwriter, if so required by applicable  law. ASM is registered as a  broker-dealer  with the  Commission  and the National  Association  of
Securities Dealers.  It is an affiliate of ASISI and American Skandia Life Assurance  Corporation, and a wholly-owned  subsidiary of
American Skandia, Incorporated.

         The following  individuals,  all of whom have as their principal business address, One Corporate Drive,  Shelton,  Connecticut
06484, are the current officers and/or directors of ASM, Inc.:

Wade A. Dokken                  President & Chief Executive Officer
Thomas M. Mazzaferro            Executive Vice President, Treasurer, Corporate Controller, Chief Financial Officer & Director
Patricia J. Abram               Senior Vice President
Lori Allen                      Vice President
Hollie Briggs                   Vice President
Robert Brinkman                 Senior Vice President
Carl A. Cavaliere               Vice President, Corporate Treasurer and Business Controller
John W. Coleman                 Vice President
Timothy S. Cronin               Vice President
Lincoln R. Collins              Senior Vice President, Chief Operating Officer & Director
Lisa Foote                      Vice President
Jacob Herschler                 Vice President
Michael A. Murray               Senior Vice President
Carl E. Oberholtzer             Vice President
David A. Pugliese               Director, Head of ASM Compliance
Polly Rae                       Vice President
Rebecca Ray                     Senior Vice President
Timothy A. Rogers               Vice President
Scott H. Rothstein              Vice President and Deputy General Counsel
Hayward L. Sawyer               Senior Vice President
Charles R. Shaw                 Vice President
Guy Sullivan                    Vice President
Amanda C. Sutyak                Vice President
Robert G. Whitcher              Director
Kirk Wickman                    Senior Vice President and General Counsel
Kathleen A. Chapman             Corporate Secretary

         Of the above, the following  individual is an officer and trustee of Registrant:  Wade A. Dokken (Chief Executive  Officer and
Trustee).

        Upon the closing of the Transaction, Prudential Investment Management Services LLC ("PIMS") will serve as co-underwriter of the
Trust's shares, along with ASM.  The Directors and Officers of PIMS are as follows:

INSERT

         On December 19, 2002,  Skandia  Insurance  Company Ltd. (publ), an insurance company organized under the law of the Kingdom of
Sweden  ("Skandia"), the ultimate  parent  company of ASM,  announced that it had entered  into  a  definitive  Stock  Purchase  Agreement with  Prudential  Financial,  Inc.,  a New  Jersey  corporation  ("Prudential Financial") (the "Transaction").  Under the terms of the Stock
 Purchase Agreement, Prudential Financial will acquire ASI, which is the parent company of ASM.  The Transaction is anticipated to close during the second quarter of 2003 (the "Closing").  Effective as of Closing of the Transaction, ASM anticipates the Directors and Officers of ASM to be as follows:

Timothy Harris                  Chief Legal Officer and Secretary
Lesley Mann                     Chief Operating Officer
David R. Odenath, Jr.           Chief Executive Officer
David A. Pugliese               Chief Compliance Officer
Gene Stark                      Chief Financial Officer

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records  regarding the  Registrant's  securities  holdings are  maintained at  Registrant's  Custodians,  PFPC Trust  Company,
Airport Business Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and The Chase Manhattan Bank,
One  Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain  records  with respect to the  Registrant's  securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's  corporate  records are maintained at its offices at One  Corporate  Drive,  Shelton,  Connecticut  06484.  The  Registrant's  financial and  interestholder  ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                              SIGNATURES
                                                              ----------

         Pursuant to the  requirements of the Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration  Statement to be signed on its behalf by the  undersigned,  thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 25th day of April, 2003.

                                                                       By: /s/ Edward P. Macdonald
                                                                           -----------------------
                                                                           Edward P. Macdonald
                                                                           Secretary

         Pursuant to the  requirements  of the Securities Act of 1933,  this  Amendment to its  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date
---------                                            -----                              ----

/s/ Wade A. Dokken*                         President                                   4/25/03
-------------------
Wade A. Dokken

/s/ Edward P. Macdonald                     Secretary                                   4/25/03
-----------------------
Edward P. Macdonald

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            4/25/03
------------------------
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     4/25/03
----------------------
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     4/25/03
---------------------
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     4/25/03
---------------------
Thomas M. O'Brien

/s/ John A. Pileski*                        Trustee                                     4/25/03
-------------------
John A. Pileski

/s/ F. Don Schwartz*                        Trustee                                     4/25/03
-------------------
F. Don Schwartz

                                            *By:  /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo

                                           *Pursuant to Powers of Attorney previously filed.